                              AMERICAN

                                           SKANDIA
                                                    TRUST

                              -----------------------------------------------
                                               ANNUAL REPORT
                              -----------------------------------------------

                                             DECEMBER 31, 2001

PERFORMANCE INFORMATION AND COMMENTARY

--------------------------------------------------------------------------------

The following pages present information on the investment performance of each Portfolio (other than the AST Money Market Portfolio), which had been in operation for six months or more at December 31, 2001, including comparisons with relevant market indexes. Commentary by each Portfolio's sub-advisor regarding its performance and relevant market conditions is also provided.

EXPLANATIONS OF MARKET INDEXES

S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MID-CAP 400 INDEX -- The Standard & Poor's Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $2.5 billion as of December 2001).

RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NAREIT INDEX -- The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

SB EXTENDED MARKET INDEX -- The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

TOPIX INDEX -- The Tokyo Price Index is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange.

MSCI WORLD INDEX -- The Morgan Stanley Capital International World Index is an unmanaged index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

ML HIGH YIELD INDEX -- The Merrill Lynch High Yield Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

ML 1-3 YEAR INDEX -- The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

--------------------------------------------------------------------------------

LB AGGREGATE INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

LB GLOBAL AGGREGATE INDEX -- The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

BLENDED INDEX -- The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Credit Index at 40%. The Lehman Brothers Government/Credit Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO
(FORMERLY THE AST AIM INTERNATIONAL EQUITY PORTFOLIO)

--------------------------------------------------------------------------------

The AST Strong International Equity Portfolio had a total return of -22.75% for the year ended December 31, 2001, compared with a return of -21.44% for the unmanaged MSCI EAFE Index.

For global investors, 2001 proved one of the worst years in over a decade. While a global economic slowdown was already well in place and stock markets were weak before the terrorist attacks on September 11, the downward trends were accelerated by those tragic events. All major world equity markets fell in the period, in US dollar terms. A strong fourth quarter helped end the difficult year on a positive note.

On December 10, Strong Capital Management replaced AIM Capital Management as the Portfolio's sub-advisor. Issues of valuation and risk management dominated Strong's repositioning of the Portfolio's holdings. Strong focused on companies they believed had the ability to meet "realistic" earnings expectations in the difficult economic environment and stocks with "reasonable" valuations. At the same time, they looked for shared characteristics such as industry leadership, strong balance sheets and low execution risk.

Strong believes the global stock market environment for 2002 is likely to be a "tug of war" between the structural negatives of overcapacity and lack of pricing power and the positive forces of liquidity and sentiment. They believe the global recovery will be modest in 2002, prompting them to focus on quality and value characteristics, regardless of country and economic sector, and favor companies with relative pricing flexibility and room to cut costs.

[AST AIM International Equity Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST STRONG INTERNATIONAL EQUITY
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                              -------------------------------            ---------------
12/31/91                                                                   10000                              10000
12/92                                                                       9165                               8783
12/93                                                                      12473                              11643
12/94                                                                      12802                              12585
12/95                                                                      14082                              13996
12/96                                                                      15440                              14843
12/97                                                                      18241                              15107
12/98                                                                      21907                              18128
12/99                                                                      35955                              23016
12/00                                                                      26429                              19754
12/01                                                                      20416                              15519

                                                               1 Year        5 Year         10 Year
                                                               ------        ------         -------
AVERAGE ANNUAL TOTAL RETURNS                                  -22.75%        5.75%           7.40%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Alliance Growth and Income Portfolio had a total return of -0.48%, compared to a return of -11.88% for the unmanaged S&P 500 Index.

Against the backdrop of another difficult year for the broad market, value stocks continued to outperform growth stocks. The Portfolio's focus on investing in value stocks selected through Alliance's fundamental research benefited its relative performance.

Robust capital market returns during the months of October and November have inspired investor hope that formidable pro-growth monetary and fiscal policy initiatives will achieve their desired effect of stabilizing and stimulating US economic activity. Indeed, Alliance expects the character of news flow will improve as economic conditions respond to policy initiatives and become less bad. However, given year-end positive market momentum Alliance's valuation work is suggesting that the stock prices of companies expected to benefit from economic recovery might be already fairly valued. Alliance has therefore positioned the Portfolio going into 2002 conservatively. As the opportunity set reshapes itself in the equity market they are prepared to adjust the Portfolio accordingly.

[AST ALLIANCE GROWTH AND INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                               AST ALLIANCE GROWTH AND INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                               ------------------------------             -------------
5/1/92                                                                     10000                              10000
12/92                                                                      10698                              10725
12/93                                                                      12163                              11802
12/94                                                                      12433                              11956
12/95                                                                      16027                              16447
12/96                                                                      19002                              20215
12/97                                                                      23547                              26959
12/98                                                                      26486                              34661
12/99                                                                      30748                              41954
12/00                                                                      32445                              38136
12/01                                                                      32289                              33606

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/1/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -0.48%        11.19%             12.89%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST JanCap Growth Portfolio had a total return of -31.67%, significantly underperforming the unmanaged S&P 500 Index, which returned -11.88%.

Despite some very aggressive actions taken by the Federal Reserve, business conditions continued to deteriorate virtually across the board during the year. A significant overweight in the hard hit Technology sector was the biggest detractor from the Portfolio's relative performance. In response to this fading picture, Janus reduced some positions and sold others entirely -- in some cases before they moved significantly lower. That said, Janus built a substantial cash position, which should be looked upon more as a residual of the investment process rather than some broad macroeconomic call on the market. Janus simply couldn't find many companies with genuinely improving fundamentals at compelling valuations. Then, the tragic events of September 11 unleashed a wave of devastation and uncertainty few could have imagined. Janus entered that first day of trading after the attacks with nearly 40% of the Portfolio in cash. Although economic conditions were chaotic, Janus felt that many valuations were, for the first time in a long while, just too compelling to pass up. Within six weeks, Janus had invested well over $1 billion of the cash, focusing on those companies they believed were the undisputed market leaders in their respective industries with the balance sheets, financial resources and the management depth to get them through these unnerving times.

Looking into 2002, Janus remains cautious. They believe a tremendous amount of excess capacity and inventory still remains in virtually every industry, and question whether one of the longest expansions in history can be followed by one of the shallowest recessions.

[AST JANCAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                AST JANCAP GROWTH PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
11/6/92                                                                    10000                              10000
12/92                                                                      12336                              10454
12/93                                                                      11780                              11503
12/94                                                                      11248                              11654
12/95                                                                      15521                              16031
12/96                                                                      19922                              19704
12/97                                                                      25631                              26277
12/98                                                                      43125                              33784
12/99                                                                      66849                              40892
12/00                                                                      46146                              37171
12/01                                                                      31532                              32755

                                                                                     Since Inception
                                                        1 Year        5 Year           on 11/6/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -31.67%        9.62%              13.37%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For 2001, the AST Neuberger Berman Mid-Cap Value Portfolio had a total return of -3.03%, compared with a return for the unmanaged S&P Mid-Cap 400 Index of -0.61%. The unmanaged S&P Mid-Cap 400/Barra Value Index returned 7.15% during the year.

The Information Technology (IT), Materials and Energy sectors were largely responsible for the Portfolio's underperformance. These three, along with Utilities, also detracted from absolute return. Consumer Discretionary and Financials made positive contributions to performance.

IT holdings in the Portfolio hurt performance for the year, despite an underweighting. The Tech sector was hard hit during the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. Energy holdings also detracted from absolute and relative returns. Portfolio holdings declined further than index components; additionally, the Portfolio was overweight the sector. Earlier in the year, Neuberger Berman felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Consumer Discretionary holdings made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to an overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.

[AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST NEUBERGER BERMAN MID-CAP
                                                                      VALUE PORTFOLIO                 S&P MID-CAP 400 INDEX
                                                                ----------------------------          ---------------------
5/4/93                                                                     10000                              10000
12/93                                                                      10790                              11308
12/94                                                                      10040                              10903
12/95                                                                      12663                              14277
12/96                                                                      14123                              17015
12/97                                                                      17854                              22502
12/98                                                                      17438                              26807
12/99                                                                      18427                              30753
12/00                                                                      23493                              36135
12/01                                                                      22781                              35914

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -3.03%        10.04%              9.97%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AIM BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST AIM Balanced Portfolio had a total return of -11.73% in 2001, underperforming the -3.72% return of the unmanaged blended benchmark index (60% S&P 500 Index, 40% LB Government/Credit Index).

The Portfolio's equity holdings in the Information Technology, Telecommunication Services and Utilities sectors were the primary detractor from the Portfolio's overall performance, as the sharp earnings downturn adversely impacted these market sectors. In contrast, holdings in the Consumer Discretionary and Financials sectors contributed positively to the Portfolio's overall performance.

The Portfolio remained well diversified through 2001 due to the negative environment for corporate earnings. Nevertheless, AIM maintained overweight positions in the Financial and Healthcare sectors as these sectors presented buying opportunities consistent with the Portfolio's discipline and solid earnings growth. By year-end, the Portfolio also had an overweight position in the Consumer Discretionary sector as AIM added to holdings in this sector during the fourth quarter. The Portfolio's fixed income holdings continue to provide a complementary balance to the equity portion of the Portfolio, and their high average quality rating and intermediate duration enhanced stability amid fluctuating interest rates.

Many economic indicators have begun to point to an improving economic landscape. While AIM recognizes that adverse news on the economy remains, (e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc.), they believe that U.S. GDP growth will be positive in the second half of 2002.

[AST AIM BALANCED PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                 AST AIM BALANCED PORTFOLIO               BLENDED INDEX
                                                                 --------------------------               -------------
5/4/93                                                                     10000                              10000
12/93                                                                      10570                              10696
12/94                                                                      10580                              10635
12/95                                                                      12971                              13848
12/96                                                                      14427                              15915
12/97                                                                      17064                              19721
12/98                                                                      19258                              23850
12/99                                                                      23273                              26655
12/00                                                                      22258                              26463
12/01                                                                      19647                              25479

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -11.73%        6.37%               8.11%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

The AST Federated High Yield Portfolio had a total return of 0.14% for the year ended December 31, 2001, compared to a return of 6.21% for the unmanaged Merrill Lynch High Yield Index.

The Portfolio's underweight in BB-rated securities negatively impacted performance. At the beginning of 2001, approximately 20% of the Portfolio's net assets were invested in securities rated BB or higher compared to more than 39% for the Merrill Lynch High Yield Index. The higher quality BB-rated sector of the market had a return of 11.06% for 2001, compared to a return of 2.59% for B-rated securities. The Portfolio's overweight in deferred interest securities also had a negative impact on performance. As an example of the differential between deferred interest securities and cash pay bonds, the Merrill Lynch High Yield Master II Index, which includes deferred interest securities, returned 4.47%, compared to the Merrill High Yield Index, which only includes cash pay bonds and returned 6.21%. The Portfolio's performance was negatively impacted by its exposure to the Telecommunications sector, which dramatically underperformed. During the March through May period the Portfolio sold a significant portion of its holdings in this sector.

The Portfolio was favorably impacted by holdings in various companies which had previously traded at deep discounts, including: AEI Resources, a coal mining company, ISG Resources, a building materials company, Owens-Illinois, Inc., a manufacturer of packaging products, Agrilink Foods, Inc., a food packager, and Hanger Orthopedic Group, Inc., a healthcare products manufacturer. The Portfolio also benefited from debt tenders by Collins & Aikman Floorcoverings, Del Monte Foods, Co., Everest Healthcare Services Corp., R&B Falcon, Inc., and Tenet Healthcare Corp.

[AST FEDERATED HIGH YIELD PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST FEDERATED HIGH YIELD
                                                                         PORTFOLIO                     ML HIGH YIELD INDEX
                                                                  ------------------------             -------------------
1/4/94                                                                     10000                              10000
12/94                                                                       9690                              10159
12/95                                                                      11586                              11851
12/96                                                                      13160                              13162
12/97                                                                      14949                              14851
12/98                                                                      15339                              15424
12/99                                                                      15646                              15666
12/00                                                                      14130                              15072
12/01                                                                      14150                              16008

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            0.14%         1.46%               4.44%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Asset Allocation Portfolio had a total return of -4.79% for the year ended December 31, 2001, compared with a return of -3.72% for the unmanaged blended benchmark index (60% S&P 500 Index, 40% LB Government/Credit Index).

Among equities, small-cap stocks outpaced large-cap stocks over the last year. The weak economy, lower interest rates, and stock market volatility spurred investor demand for bonds, boosting intermediate- and short-term bond prices and pushing yields down. Fixed income markets produced steady positive returns over the period and, in general, outperformed equities in 2001.

During the first quarter, T. Rowe Price shifted the Portfolio's stock/bond allocation to a neutral weighting. They considered this move appropriate given the significant outperformance of bonds relative to stocks in 2000 and early 2001 and because many sectors of the stock market had approached more reasonable valuations. An overweighting in international equities was one of the main reasons for the Portfolio's underperformance relative to the blended index. Despite recent weakness, T. Rowe Price has maintained the overweight in international equities, which they believe was built at attractive valuations.

The market's prospects and the outlook for corporate profits remain uncertain, so T. Rowe Price is cautious in the near term. They believe that high-yield bonds, which are more sensitive to the economy than interest-rate moves, as compared with investment-grade bonds, should fare better as the economy shows signs of recovery.

[AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST T. ROWE PRICE ASSET
                                                                    ALLOCATION PORTFOLIO                  BLENDED INDEX
                                                                  -----------------------                 -------------
1/4/94                                                                     10000                              10000
12/94                                                                       9940                               9939
12/95                                                                      12262                              12942
12/96                                                                      13873                              14874
12/97                                                                      16426                              18430
12/98                                                                      19442                              22289
12/99                                                                      21441                              24911
12/00                                                                      21338                              24731
12/01                                                                      20316                              23811

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -4.79%        7.93%               9.28%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

For 2001, the AST PIMCO Total Return Bond Portfolio had a total return of 8.87%, compared to a return of 8.44% for the unmanaged LB Aggregate Index.

During 2001, the economy continued to slow and eventually entered into a recession. As a response to the slowing economy, the Federal Reserve cut the Fed Funds rate 11 times from 6.50% at the beginning of the year to 1.75% by year's end. This policy response steepened the yield curve dramatically. For most of the year PIMCO maintained a longer-than-index duration (or interest rate sensitivity), which benefited the Portfolio's relative performance as interest rates declined. The Portfolio's focus on mortgage-backed securities and its defensiveness in the corporate sector also helped boost returns.

In 2002, PIMCO expects a tepid recovery. In this environment, PIMCO feels that interest rates will stay range-bound, so a focus on mortgage-backed securities and some corporate issues remains the best strategy.

[AST PIMCO TOTAL RETURN BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST PIMCO TOTAL RETURN BOND
                                                                         PORTFOLIO                      LB AGGREGATE INDEX
                                                                ---------------------------             ------------------
1/4/94                                                                     10000                              10000
12/94                                                                       9750                               9708
12/95                                                                      11581                              11501
12/96                                                                      11977                              11918
12/97                                                                      13159                              13068
12/98                                                                      14404                              14204
12/99                                                                      14247                              14086
12/00                                                                      15895                              15724
12/01                                                                      17305                              17051

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            8.87%         7.64%               7.11%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST INVESCO Equity Income Portfolio had a total return of -8.59% compared to a return of -11.88% for the unmanaged S&P 500 Index.

When the market undergoes bouts of turbulence, the Portfolio's strategy of striving to reduce risk while maintaining upside potential typically serves it well. This held true in 2001, a particularly challenging year marked by economic weakness and the terrorist attacks of September 11. Although the Portfolio ended the year lower, its broad diversification across sectors and asset classes helped insulate performance from the worst of the market sell-off.

The Portfolio's equities (approximately 76% of total net assets at year end) outperformed the major equity indices during the year. An underweight position in the Technology sector relative to the S&P 500 Index proved beneficial as tech stocks generally declined sharply in the face of a steadily weakening economy and slow business conditions. The Portfolio's performance was also supported by strong stock selection within the Consumer Discretionary, Consumer Staples, and Industrials sectors. The Portfolio's fixed-income investments continue to raise the overall yield and enhance the defensive characteristics of the Portfolio.

INVESCO is optimistic about the market's prospects going forward. They believe the economy appears to be bottoming, and we are now a year into the Federal Reserve's easing cycle. With this in mind, they are orienting the Portfolio toward investments that will thrive in a healthier economy, while maintaining diversification across asset classes to help mitigate volatility.

[AST INVESCO EQUITY INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                 AST INVESCO EQUITY INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
1/4/94                                                                     10000                              10000
12/94                                                                       9750                              10127
12/95                                                                      12682                              13931
12/96                                                                      14849                              17122
12/97                                                                      18313                              22834
12/98                                                                      20756                              29358
12/99                                                                      23193                              35535
12/00                                                                      24292                              32301
12/01                                                                      22206                              28464

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -8.59%        8.38%              10.50%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PBHG SMALL-CAP GROWTH PORTFOLIO
(FORMERLY THE AST JANUS SMALL-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST PBHG Small-Cap Growth Portfolio had a total return of -6.47%, compared to a return of 2.49% for the unmanaged Russell 2000 Index. Although small-cap stocks overall beat large-cap issues for the year, small-cap growth stocks considerably trailed their value counterparts. The unmanaged Russell 2000 Growth Index had a return of -9.23%. On September 17, Pilgrim Baxter & Associates, Ltd. replaced Janus Capital Corporation as sub-advisor to the Portfolio.

In a year marked by tragedy and economic distress, the markets were generally hampered by slumping economic conditions, a deceleration in business activity and overall uncertainty. While downward pressure had previously been limited to the Technology sector, investors lost interest in equities of all kinds as earnings disappointments proliferated. While the Fed cut rates a record 11 times in 2001, this action combined with tame inflation, tax rebates, low energy prices, and a strong fourth quarter rebound was unable to erase the damage from the stubborn downtrend that gripped markets for most of the year.

Pilgrim Baxter believes that small-cap stocks offer superior performance potential compared to their mid- and large-cap counterparts in the first 12-24 months after the stock market begins a post-recession recovery. Similarly, they believe growth stocks, and technology investments in particular, have the potential to show rapid price appreciation under these circumstances. Current data suggests that economic activity has started to turn upward from its recent lows. For example, operating results have generally stabilized and earnings visibility is slowly improving. Given its small company growth holdings, including a selection of technology names, Pilgrim Baxter believes that the Portfolio is well positioned to perform favorably as the economic recovery gains momentum.

[AST PBHG SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST PBHG SMALL-CAP GROWTH
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                 -------------------------              ------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                     10840.00                            9818.00
12/95                                                                     14370.00                           12611.00
12/96                                                                     17251.00                           14691.00
12/97                                                                     18287.00                           17977.00
12/98                                                                     18926.00                           17517.00
12/99                                                                     45792.00                           21241.00
12/00                                                                     23739.00                           20597.00
12/01                                                                     22203.00                           21110.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -6.47%        5.18%              10.50%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Global Bond Portfolio had a total return of 2.66% for the year ended December 31, 2001, compared to a return of 1.57% for the unmanaged LB Global Aggregate Index.

The increased speculation of a bottoming in the US economy was a key driver of markets late in the year. As consumer confidence recovered, and some of the US manufacturing indicators indicated the worst of the recession was over, US equity markets rallied. The stronger US equity markets in turn caused a strengthening in the US dollar and weakening in the US bond market.

The weak Yen versus the US dollar was a drag on the performance of the Portfolio. The Portfolio was underweight the Yen 2% which helped on a relative basis. This underweight position was effectively increased through the option market by buying US dollar calls versus the Yen. The Portfolio was neutral on the Euro. Within the US the duration of the Portfolio was unchanged and remained marginally overweight. The duration of the Portfolio in Europe was increased during the year to being long 0.4 of a year. This increase was funded by sales of the Japanese bond market.

T. Rowe Price believes the US economy does appear to be bottoming; short rates are therefore unlikely to fall much further. In Europe growth remains weak and they believe the economy is likely to lag any US recovery by six months. In Japan the economy remains in recession, and with the current structural problems in the economy, T. Rowe Price sees little sign of any recovery over the next year. Although the low interest rate environment is likely to remain in place for the foreseeable future, T. Rowe Price believes bond yields are likely to rise.

[AST T. ROWE PRICE GLOBAL BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                               AST T. ROWE PRICE GLOBAL BOND
                                                                         PORTFOLIO                  LB GLOBAL AGGREGATE INDEX
                                                               -----------------------------        -------------------------
5/3/94                                                                     10000                              10000
12/94                                                                       9680                              10214
12/95                                                                      10754                              12277
12/96                                                                      11397                              12906
12/97                                                                      11007                              13039
12/98                                                                      12627                              14897
12/99                                                                      11575                              14127
12/00                                                                      11523                              13769
12/01                                                                      11830                              13985

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/3/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            2.66%         0.75%               2.22%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For 2001, the AST Neuberger Berman Mid-Cap Growth Portfolio had a total return of -25.79%, underperforming the return of -0.61% for the unmanaged S&P Mid-Cap 400 Index.

Growth stocks underperformed value for the year as seen in the unmanaged S&P Mid-Cap 400/Barra Growth Index, which returned -7.98%. Though mid-cap growth stocks generated the best fourth quarter returns among the asset classes, their performance could not salvage 2001 returns.

The Information Technology (IT), Telecomm Service and Healthcare sectors had the least favorable impact on the Portfolio's total return for the year. An overweight allocation to IT, combined with holdings which declined more than index sector components, hurt total return. While Telecomm Service comprised a small portion of the Portfolio, declines were sharp and had a negative impact on return. The economic slowdown, dampened demand and weaker earnings cast a negative shadow on both sectors over the year. Healthcare had a negative absolute impact, although good stock selection caused the Portfolio's holdings to outperform the index sector component. Consumer Staples made the most favorable impact on total return, in part as a result of its less-cyclical, defensive nature. Financials helped absolute and relative performance, largely due to an overweight allocation as well as to a better sector return.

Neuberger Berman believes the Portfolio is currently invested in high quality companies that offer strong organic growth, seasoned management with disciplined strategies, and solid balance sheets and fundamentals. They feel the Portfolio is positioned to benefit from a market rebound.

[AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST NEUBERGER BERMAN MID-CAP
                                                                      GROWTH PORTFOLIO                S&P MID-CAP 400 INDEX
                                                                ----------------------------          ---------------------
10/20/94                                                                   10000                              10000
12/94                                                                       9970                               9636
12/95                                                                      12405                              12618
12/96                                                                      14432                              15039
12/97                                                                      16839                              19888
12/98                                                                      20316                              23693
12/99                                                                      30752                              27181
12/00                                                                      28271                              31937
12/01                                                                      20980                              31743

                                                                                     Since Inception
                                                        1 Year        5 Year           on 10/20/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -25.79%        7.77%              10.84%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------

For 2001, the AST Founders Passport Portfolio had a total return of -32.21%, underperforming the unmanaged SB Extended Market Index which returned -16.38%.

The year had two aspects, with 2000's unfavorable investment environment persisting until September 2001 and a more favorable atmosphere emerging afterwards. A synchronized global economic slowdown occurred in 2001 accompanied by a negative investment environment for the growth-oriented equities the Portfolio seeks. Investments in the hard-hit Technology Sector detracted from performance. Also, the European Central Bank did not keep pace with the U.S. Fed in cutting interest rates, which slowed growth. From a currency perspective, the Euro failed to boost returns. Additionally, Japan's recession hampered the performance of stocks held in the Portfolio.

Founders is optimistic about 2002 in light of recent economic indicators. Heading into 2002, the British economy appears to Founders to be very resilient. The country has maintained an economic advantage over the rest of Europe, and as a result, companies in the U.K. outperformed many of their competitors on the continent in 2001. Founders expects to maintain a proportionately higher weighting there as 2002 unfolds. Korea's economy appears to be rebounding. Founders views several Mexican companies as attractive. Historically, Mexican companies have demonstrated solid growth when the U.S. economy accelerates, which Founders believes it may do in 2002.

[AST FOUNDERS PASSPORT PORTFOLIO PERFORMANCE GRAPH]

                                                  AST FOUNDERS PASSPORT
                                                        PORTFOLIO           SB EXTENDED MARKET INDEX         MSCI EAFE INDEX
                                                  ---------------------     ------------------------         ---------------
5/2/95                                                    10000                       10000                       10000
12/95                                                     10330                       10281                       10522
12/96                                                     11664                       11024                       11159
12/97                                                     11900                        9989                       11357
12/98                                                     13200                       11203                       13629
12/99                                                     25042                       13404                       17303
12/00                                                     17459                       12022                       14851
12/01                                                     11835                       10053                       11667

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -32.21%        0.29%               2.56%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Natural Resources Portfolio had a total return of 0.70% for the year ended December 31, 2001, compared to a return for the unmanaged S&P 500 Index of -11.88%.

The domestic recession, along with the pervasive impact of terrorism and war, precipitated another year of negative returns in the stock market. Energy and commodity prices weakened through the year as global growth waned and the previous investment in energy production assets created a modest overhang of capacity. The Portfolio's emphasis on precious metals, coal, diversified metals, and paper aided relative returns, as did its lesser weighting in energy service stocks.

Major oil service companies BJ Services, Baker Hughes, and Smith International were among the most positive contributors to Portfolio results during the past six months. Exploration companies Murphy Oil and Ocean Energy were also strong contributors.

As the domestic economy improves over the year ahead, the global economy will feel the stimulative impact and gradually recover as well. The resultant health of emerging nations, so vital to resource and industrial commodity demand growth, should therefore improve late in 2002. T. Rowe Price believes as markets tighten for these commodities, the companies the Portfolio invests in should, once again, experience earnings growth and a better environment for their equities.

[AST ROWE PRICE NATURAL RESOURCES PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST T. ROWE PRICE NATURAL
                                                                    RESOURCES PORTFOLIO                   S&P 500 INDEX
                                                                 -------------------------                -------------
5/2/95                                                                     10000                              10000
12/95                                                                      11110                              12162
12/96                                                                      14525                              14948
12/97                                                                      15017                              19935
12/98                                                                      13241                              25631
12/99                                                                      16963                              31023
12/00                                                                      21507                              28200
12/01                                                                      21657                              24850

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            0.70%         8.32%              12.29%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST PIMCO Limited Maturity Bond Portfolio had a total return of 7.97%, compared to a return of 8.30% for the unmanaged ML 1-3 Year Index.

During 2001, the economy continued to slow and eventually entered into a recession. As a response to the slowing economy, the Federal Reserve cut the Fed Funds rate 11 times from 6.50% at the beginning of the year to 1.75% by year's end. This policy response steepened the yield curve dramatically. The duration (or interest rate sensitivity) of the Portfolio, which was longer-than-index for most of the year, benefited performance The Portfolio's focus on mortgage-backed securities added to the Portfolio's yield during the year, although these securities failed to rally as much as Treasury securities during that time.

In 2002, PIMCO expects a tepid recovery. In this environment, PIMCO feels that interest rates will stay range-bound, so a focus on mortgage-backed securities and some corporate issues remains the best strategy.

[AST PIMCO LIMITED MATURITY BOND PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST PIMCO LIMITED MATURITY
                                                                       BOND PORTFOLIO                   M L 1-3 YEAR INDEX
                                                                 --------------------------             ------------------
5/2/95                                                                    10000.00                           10000.00
12/95                                                                     10470.00                           10645.00
12/96                                                                     10878.00                           11175.00
12/97                                                                     11689.00                           11919.00
12/98                                                                     12358.00                           12753.00
12/99                                                                     12775.00                           13143.00
12/00                                                                     13852.00                           14193.00
12/01                                                                     14956.00                           15387.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            7.97%         6.57%               6.22%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Alliance Growth Portfolio had a total return of -14.72%, compared to the unmanaged S&P 500 Index return of -11.88%.

Last year, 2001, brought to a close Wall Street's worst performance in more than 25 years, representing the second straight down year in a row for the first time since 1973-1974. Despite predictions that the economy would recover in the second half of 2001, the U.S. economy fell into official recession status for the first time in a decade. The economic recovery was held back by higher than expected inventory levels, weak corporate demand and weak capital spending. In its attempt to stimulate the economy the Federal Reserve concluded the year having reduced interest rates for a total of eleven times to 1.75%, the lowest level in four decades. Fortunately, consumer spending remained steadfast, and thus provided vital support to an otherwise slowing economy.

Unfavorable stock selection in the Technology and Communication Services sectors contributed to the Portfolio's underperformance of the S&P 500 Index. The Portfolio was positively impacted by favorable stock selection in the Financials and Consumer Staples sectors.

Alliance feels the best approach is to continue positioning the Portfolio in a "barbell" fashion, with steady growth stocks at one extreme and higher growth and more cyclical (technology and brokerage) stocks at the other extreme. They expect the market volatility to continue near-term, and will take advantage of attractive opportunities as they present themselves.

[AST ALLIANCE GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                               AST ALLIANCE GROWTH PORTFOLIO              S&P 500 INDEX
                                                               -----------------------------              -------------
5/2/96                                                                     10000                              10000
12/96                                                                      10990                              11487
12/97                                                                      12620                              15319
12/98                                                                      16070                              19696
12/99                                                                      21520                              23840
12/00                                                                      18563                              21670
12/01                                                                      15830                              19096

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/96
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -14.72%        7.57%               8.45%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS OVERSEAS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Janus Overseas Growth Portfolio had a total return of -23.55%, compared with a return of -21.44% for the unmanaged MSCI EAFE Index.

A rapid slowdown in economic growth worldwide set the tone for the year. Spurred by a severe drop in capital spending and earnings by U.S. companies, all major U.S. and European markets finished the year with losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. Though investors eyed a recovery in the fourth quarter and bid many stock prices up, those gains could not offset the earlier declines.

The Portfolio's exposure to wireless detracted from performance. Leading Japanese wireless provider NTT DoCoMo scaled back investor expectations for the October 1 launch of its "third generation" wireless data service, while Vodafone aggressively gained share from NTT DoCoMo. These two catalysts, along with Japan's weakened economy, drove NTT DoCoMo's shares to levels not seen since October 1998. Contributing positively to performance, a number of household and consumer goods companies, including Unilever and Britain's Reckitt Benckiser, continued to experience substantial growth and reported good earnings results throughout the year. Porsche also proved to be a bright spot, battling back from stock hits most of the year to end the period in positive territory.

Central bankers around the world have acted in concert to inject massive amounts of liquidity in an effort to stave off worldwide recession. While the exact timing of a recovery can't be predicted, Janus will continue to maintain a well-diversified Portfolio made up of companies they believe can weather the market's ongoing choppiness.

[AST JANUS OVERSEAS GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST JANUS OVERSEAS GROWTH
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                 -------------------------               ---------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     11870.00                           10178.00
12/98                                                                     13795.00                           12214.00
12/99                                                                     25201.00                           15506.00
12/00                                                                     18997.00                           13309.00
12/01                                                                     14523.00                           10456.00

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -23.55%          7.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century Income & Growth Portfolio had a total return of -8.44% for the year ended December 31, 2001, outperforming the unmanaged S&P 500 Index, which returned -11.88%.

The biggest economic expansion in the post-World War II era ended when the economy contracted in the latter half of 2001. As demand weakened, businesses sold off inventories, cut jobs, and slashed spending. Then, economic activity virtually stopped in the days after the September 11 attacks. The Manufacturing sector extended its slump, while unemployment rose to 5.8% in December (a six-year high).

During the year, the Portfolio held its value better than the S&P 500. Many aspects of the Portfolio's structure helped -- the Portfolio's value orientation, its focus on dividend-paying stocks, and slightly lower beta (a measure of volatility) are usually beneficial in a down market. About a fifth of the Portfolio was invested in medium-sized companies, which also helped as mid-cap stocks generally outperformed large-caps. Stock selection was strongest among energy, financial, and technology stocks.

American Century notes there's a lot of economic stimulus in the pipeline including rate cuts and multi-billion dollar government spending packages. They believe the market will watch the economy closely to see if all of that stimulus causes a swift economic rebound sometime in 2002. Of course, international events, weakness in corporate profits, and slower consumer and business spending could continue to drag on the economy. American Century thinks recent economic data has taken a better tone, as some signs of economic stability are emerging.

[AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                               AST AMERICAN CENTURY INCOME &
                                                                      GROWTH PORTFOLIO                    S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     12230.00                           13336.00
12/98                                                                     13731.00                           17146.00
12/99                                                                     16886.00                           20754.00
12/00                                                                     15067.00                           18865.00
12/01                                                                     13795.00                           16624.00

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -8.44%          6.65%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century Strategic Balanced Portfolio had a total return of -3.80% for the year ended December 31, 2001, compared to a return of -3.72% for the unmanaged blended benchmark index (60% S&P 500 Index, 40% LB
Government/Credit Index).

The equity market declined during the year, as corporate earnings slumped with the economy. High-valuation growth stocks were the hardest hit, particularly in the Technology and Telecommunications sectors. The dismal performance of several of the largest stocks in the S&P 500 pulled the entire index down, masking some strong performances by relatively undervalued shares with slower earnings growth. The stock portion of the Portfolio's use of both growth and value measures helped limit the downside, and the Portfolio's slightly defensive positioning also worked well. Nonetheless, stocks were responsible for all of the Portfolio's negative return in what has been one of the most difficult investing environments in the last ten years.

By contrast, bonds posted an impressive rally amid all the uncertainty, reaffirming the importance of maintaining a well-diversified, balanced portfolio. Gains from the Portfolio's bond portion helped limit the negative impact of the stock allocation. Corporate bonds posted the strongest returns during 2001 (about 10%), as their higher yields enticed investors. Investors looking for relatively high yields with less credit risk bid up prices on government agency debt and mortgage-backed securities. Treasuries posted a respectable return (a little under 7%). The bond portion of the Portfolio tended to hold more mortgage-backed securities and high-quality corporate bonds during the year, and a smaller, though still substantial, allocation in Treasuries.

[AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO PERFORMANCE GRAPH]

                                                               AST AMERICAN CENTURY STRATEGIC
                                                                     BALANCED PORTFOLIO                   BLENDED INDEX
                                                               ------------------------------             -------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     11340.00                           12370.00
12/98                                                                     13754.00                           15011.00
12/99                                                                     15538.00                           16722.00
12/00                                                                     15055.00                           16602.00
12/01                                                                     14483.00                           15984.00

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -3.80%          7.70%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century International Growth Portfolio had a total return of -27.27% for the year ended December 31, 2001, underperforming the unmanaged MSCI EAFE Index, which returned -21.44%.

The Financial sector, the Portfolio's largest stake, endured a difficult period. The year left little doubt that the slowdown of the U.S. economy was having a deeper and more prolonged impact on international markets than many corporate officials originally anticipated. As a result, holdings in the bank, insurance and financial services industries all retreated in the face of declining markets and overly ambitious earnings targets. Market volatility and uncertainty took an especially heavy toll on investment management companies as assets under management shrank. The Portfolio maintained a significant exposure to healthcare, with drug makers ending the period as its largest industry stake. But healthcare stocks were vulnerable to profit taking as their valuations rose. In addition, declining interest rates affected these companies, as investors responded to rate cuts by moving money out of healthcare into more economically sensitive sectors. As a result of these factors, the sector lost ground over the year.

American Century's search for growing companies led to an increased representation in the Consumer Cyclical sector, a diverse group that includes motor vehicles and department stores. Early in the period, they found earnings acceleration among carmakers in Japan and Korea that were experiencing strong sales at home and in the U.S. As the year progressed, though, consumers began to reel in their discretionary spending, and American Century lightened the Portfolio's position.

[AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                    AST AMERICAN CENTURY
                                                               INTERNATIONAL GROWTH PORTFOLIO            MSCI EAFE INDEX
                                                               ------------------------------            ---------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     11510.00                           10178.00
12/98                                                                     13660.00                           12214.00
12/99                                                                     22567.00                           15506.00
12/00                                                                     18934.00                           13309.00
12/01                                                                     13771.00                           10456.00

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -27.27%          6.64%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GABELLI SMALL-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Gabelli Small-Cap Value Portfolio had a total return of 6.98% compared with a return of 2.49% for the unmanaged Russell 2000 Index.

Small-cap stocks trailed their larger brethren through most of the late 1990's as the technology stock bubble rose to a top in early 2000. Since then small-cap stocks have outperformed larger-caps. They also enjoyed a strong first half in 2001. The tragic events of September 11, 2001 took their toll on all stock sectors including the small-caps. Small-caps recovered with the market in the fourth quarter. No industry sectors in the Portfolio really stood out either on the way down or in the subsequent recovery, except for the observation that those that did the worst in the third quarter seemed to do the best in the fourth.

Even before the attacks, the United States' economy had slipped into recession and other major economies were either following suit or already declining. Gabelli believes last year's tax rebates, a stimulus package, lower fuel prices, lower interest rates, and lower tax rates should combine to lift the US economy out of recession, and that other countries should follow, again with a lag. They believe this should be a good environment for small-cap stocks, which are usually more in tune with the domestic economy and less dependent on foreign operations.

[AST GABELLI SMALL-CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                                AST GABELLI SMALL-CAP VALUE
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     12880.00                           12237.00
12/98                                                                     11524.00                           11924.00
12/99                                                                     11591.00                           14459.00
12/00                                                                     14124.00                           14021.00
12/01                                                                     15110.00                           14370.00

                                                                      Since Inception
                                                           1 Year        on 1/2/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               6.98%           8.61%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Marsico Capital Growth Portfolio had a total return of -21.71% for the year ended December 31, 2001, compared with a return of -11.88% for the unmanaged S&P 500 Index.

Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. The Portfolio's primary sector allocations during 2001 emphasized Consumer-Discretionary, Financial Services, Healthcare, and Industrials. While some of the Portfolio's holdings, such as those in the retail and aerospace/defense industries, remained constant throughout the year, other areas changed complexion. Pharmaceutical and biotech positions held early in the year, for example, were replaced in favor of healthcare and equipment services companies. Over the year, the Portfolio selectively added to its technology holdings. In general, however, Marsico remained cautious on the earnings and profit outlook for this sector.

One important investment theme currently expressed in the Portfolio is Marsico's belief that an economic recovery will, in large part, be a consumer-driven process. Other areas of interest include medical products/devices, and so-called "assured demand" types of companies (e.g., beverage, food, cable television, building construction and materials) -- companies that Marsico feels offer relatively predictable earnings streams even in uncertain economic times. Marsico believes ingredients for an improved economic outlook exist. The combination of accommodative monetary policy, lower interest rates, constrained inflation, continued strong consumption patterns, inventory corrections and evidence that demand for manufacturing products may be turning positive would appear to support the notion that a recovery is realistic and provide a favorable backdrop for longer-term equity returns.

[AST MARSICO CAPITAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST MARSICO CAPITAL GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
12/22/97                                                                  10000.00                           10000.00
12/97                                                                     10030.00                           10255.00
12/98                                                                     14201.00                           13185.00
12/99                                                                     21668.00                           15959.00
12/00                                                                     18580.00                           14507.00
12/01                                                                     14546.00                           12783.00

                                                                      Since Inception
                                                           1 Year       on 12/22/97
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -21.71%          9.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST COHEN & STEERS REALTY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Cohen & Steers Realty Portfolio had a total return of 2.85%. This compares to the unmanaged NAREIT Index's total return of 13.93% and the broad-based, unmanaged S&P 500 Index's total return of -11.88%.

REITs delivered another year of strong relative returns, thanks, in large part, to their solid earnings performance (REIT earnings were up 6%, versus a decline of 18% for the S&P 500). The Portfolio's relative performance, on the other hand, was disappointing. In 2001, 89% of real estate mutual funds failed to beat the NAREIT Index. This resulted primarily from the unexpectedly strong performance of high-yield, small-capitalization REITs. The Federal Reserve, in an effort to stave off recession, lowered the Federal Funds rate aggressively, to 1.75% from 6.50%. This made the high yields of these stocks attractive to investors, who in Cohen & Steers view, ignoring the poor quality of these companies' balance sheets, properties, and managements, bid up their share prices. Their enthusiasm, unfortunately, did not carry over to high-quality REITs offering high growth rates at reasonable valuations, which the Portfolio's strategy favors, hurting its relative performance. Nevertheless, Cohen & Steers still believes that the larger, higher-quality, faster-growing REITs will reassert themselves and outperform the broader REIT market.

Cohen & Steers believes REITs are well positioned to deliver solid performance in 2002: equity return expectations are down, and REITs yields can fulfill a large part of that expectation; the low yields on bonds make REITs' high current income attractive; and, despite the strong recent performance, REIT multiples are still at historically low levels.

[AST COHEN & STEERS REALTY PORTFOLIO PERFORMANCE GRAPH]

                                                AST COHEN & STEERS REALTY
                                                        PORTFOLIO                 NAREIT INDEX                S&P 500 INDEX
                                                -------------------------         ------------                -------------
1/2/98                                                    10000                       10000                       10000
12/98                                                      8400                        7878                       12857
12/99                                                      8590                        7514                       15562
12/00                                                     10840                        9495                       14146
12/01                                                     11148                       10818                       12465

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               2.85%           2.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
(FORMERLY THE AST LORD ABBETT SMALL-CAP VALUE PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Goldman Sachs Small-Cap Value Portfolio had a total return of 9.91%, compared with a return for the unmanaged Russell 2000 Index of 2.49%.

On May 1, 2001, Goldman Sachs Asset Management replaced Lord Abbett as the Portfolio's sub-advisor. They restructured the Portfolio during the month of May, adjusting its holdings to reflect their strategy, which seeks to identify quality companies that sell at reasonable valuations.

Stock selection in the Technology sector enhanced results. The sector was led by stocks such as Ingram Micro Inc., a worldwide wholesale distributor of computer-based technology products, and Hutchinson Technology, a supplier of suspension assemblies. Another contributor to performance was Ross Stores Inc., a retail and home accessories store. Through its strong mix of brand names and homes products, Ross has been able to sustain sales growth despite a severe California recession. A detractor from performance was NewPower Holdings, an electric and natural gas provider. Goldman Sachs sold NewPower late in the year. UCAR International, a provider of natural and synthetic graphite products and services, was another detractor from performance, as it suffered from an overall weak global environment.

[AST GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                                AST GOLDMAN SACHS SMALL-CAP
                                                                      VALUE PORTFOLIO                   RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
1/2/98                                                                    10000.00                           10000.00
12/98                                                                      9990.00                            9776.00
12/99                                                                     10870.00                           11864.00
12/00                                                                     14550.00                           11518.00
12/01                                                                     15992.00                           11805.00

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               9.91%          12.47%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

--------------------------------------------------------------------------------

The AST Sanford Bernstein Managed Index 500 Portfolio had a total return of -10.01% for 2001, outperforming the unmanaged S&P 500 Index, which returned -11.88%.

During the first half of the year, the Portfolio's value tilt was rewarded as the value recovery that began in March 2000 continued. As the relative attractiveness of value and growth stocks converged, however, Bernstein shifted the Portfolio's sector weightings closer to those of the S&P 500. Most of the Portfolio's outperformance for the year was driven by stock selection, particularly in the Energy and Financial sectors. In financials, Bernstein emphasized consumer-oriented banks and thrifts, which generally held up better than financial companies with higher exposure to the capital markets. Stock selection and a significant overweighting in the Energy sector through June were also positives, as higher oil and gas prices earlier in the year drove up earnings and growth expectations for integrated oil and gas companies. This was modestly offset by stock selection in Healthcare -- major pharmaceutical companies weakened on investor worries about slowing drug development. However, Bernstein remains confident that its holdings, concentrated in drug companies with stronger development pipelines, are positioned to do well.

The Portfolio's balance between cyclical and defensive sectors is close to the overall market's. Entering 2002, Bernstein continues to find slightly more attractive misvaluations in stocks with lower price-to-book and price-to-earnings ratios and higher dividend yields than the S&P 500, but expects to see more opportunities in growth-oriented stocks in the coming months. Overall, Bernstein believes the US equity market remains more fairly valued than it has been in several years, contributing to a more favorable outlook for equity returns relative to fixed income.

Comparison of Change in the Value of a $10,000 Investment
[AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO PERFORMANCE GRAPH]

                                                               AST SANFORD BERNSTEIN MANAGED
                                                                    INDEX 500 PORTFOLIO                   S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/98                                                                    10000.00                           10000.00
12/98                                                                     12790.00                           12857.00
12/99                                                                     15506.00                           15562.00
12/00                                                                     14138.00                           14146.00
12/01                                                                     12723.00                           12465.00

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -10.01%          6.21%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM SMALL-CAP GROWTH PORTFOLIO
(FORMERLY THE AST SCUDDER SMALL-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST DeAM Small-Cap Growth Portfolio had a total return of -28.43%, significantly underperforming the return of 2.49% for the unmanaged Russell 2000 Index. In 2001, small stocks outperformed large-cap stocks, while value continued to outperform growth stocks, as demonstrated by the return of -9.23% for the unmanaged Russell 2000 Growth Index.

On December 10, 2001, Deutsche Asset Management replaced Zurich Scudder Investments as the Portfolio's sub-advisor and substantially repositioned its investment portfolio. The new team blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the sub-advisor to analyze the broadest possible universe of stocks. By applying a rigorous portfolio construction process, DeAM targets return levels similar to traditional small-cap managers while holding a significantly more diversified basket of stocks that has representation across all industries.

In 2002, DeAM expects sustained economic weakness through the second quarter. However, they believe low interest rates coupled with a benign inflationary environment should encourage investment and this should lead to a rebound beginning in the third or fourth quarter. On a relative value basis, small-cap companies continue to look attractive in DeAM's view relative to large-cap companies. Within the Portfolio, DeAM will maintain its focus on stocks that exhibit both strong earnings growth as well as relatively inexpensive valuations.

Comparison of Change in the Value of a $10,000 Investment
[AST DeAM SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST DEAM SMALL-CAP GROWTH
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                 -------------------------              ------------------
1/4/99                                                                    10000.00                           10000.00
12/99                                                                     15590.00                           12126.00
12/00                                                                     12324.00                           11759.00
12/01                                                                      8820.00                           12051.00

                                                                      Since Inception
                                                           1 Year        on 1/4/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -28.43%         -4.11%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST MFS Global Equity Portfolio had a total return of -9.97%, outperforming the unmanaged MSCI World Index, which returned -16.82%.

For the period as a whole, stock markets around the world were sharply negative, continuing the downturn that started in the spring of 2000. Although the market slide began in the Technology and Telecommunications sectors, in 2001 we saw market weakness spread to most sectors and most regions of the globe. Whereas in 2000 there seemed to be some "defensive" sectors of the market that did well, for most of 2001 we saw virtually no pockets of strength anywhere. The Portfolio's diversification across market sectors benefited relative performance, as did favorable stock selection.

MFS believes that, in retrospect, it appears that the events of September 11 brought things to a head, leading to a dramatic selling frenzy as global markets anticipated a deepening recession. But, in fact, the markets bounced back, and the Portfolio participated in a strong rally in the fourth quarter of the year. MFS attributes the rally in large part to the monetary stimulus provided by the Federal Reserve Board and central banks around the world, which lowered rates to stimulate their economies, and to the fiscal stimulus provided in the United States by increased spending on security and defense. Stock markets have historically tended to turn upward some months in advance of an economic recovery, and MFS is hopeful that is what we witnessed at the end of the period.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GLOBAL EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                                              AST MFS GLOBAL EQUITY PORTFOLIO            MSCI WORLD INDEX
                                                              -------------------------------            ----------------
10/18/99                                                                  10000.00                           10000.00
12/99                                                                     11040.00                           11111.00
12/00                                                                     10248.00                            9647.00
12/01                                                                      9227.00                            8024.00

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -9.97%         -3.59%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST MFS Growth Portfolio had a total return of -21.68% for the year ended December 31, 2001, compared with a return on the unmanaged S&P 500 Index of -11.88%.

Looking at the market for growth stocks overall, the past year was very difficult. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as Technology and Telecommunications. Throughout the year, MFS thinks uncertainty dampened investors' willingness to look beyond the next quarter or two of a company's potential performance. As a result, a number of companies that they viewed as long-term winners were severely punished for weakness MFS perceived as more short-term in nature. MFS saw this as an opportunity to buy these stocks, rather than withdraw into more-defensive issues or cash.

MFS thinks the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a point where MFS thinks new production will be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, can make corporations more competitive in the long run. MFS thinks the combination of these factors points to a potential recovery in the second half of 2002. They would caution, however, that they believe whatever recovery we do get will be gradual, and some sectors will recover later than others.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST MFS GROWTH PORTFOLIO                S&P 500 INDEX
                                                                  ------------------------                -------------
10/18/99                                                                   10000                              10000
12/99                                                                      11300                              10804
12/00                                                                      10562                               9821
12/01                                                                       8272                               8654

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -21.68%         -8.25%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GROWTH WITH INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST MFS Growth with Income Portfolio had a total return of -15.46%, compared with a return of -11.88% for the unmanaged S&P 500 Index.

With most of the broader market averages posting double-digit losses for the second straight year, it's been one of the most difficult periods for equity investors in over 30 years. Some of the factors influencing stocks prices over the past year were the terrorist attacks, the reduction in consumer and corporate spending, and the first recession in a decade. While all these factors are important to note, MFS thinks it's important to point out that the primary reason stocks were generally down so dramatically in 2001 was because earnings and earnings prospects for many companies have gone down dramatically. The Portfolio's focus on traditional growth stocks, believed by MFS to be trading at reasonable valuations, detracted from relative performance during this period when value stocks generally outperformed growth.

MFS' outlook remains cautious looking into 2002. They are somewhat concerned about the quick rebound after September 11 because typically the market recovers roughly six months before the end of a recession, and they think the market may be in for a longer period of weak earnings before we see recovery. MFS has maintained a long term and valuation-sensitive orientation, currently holding a heavier concentration of diversified, high-quality financial services companies and defensive healthcare stocks. At the same time, the Portfolio has sizeable exposure to cyclical areas of the market such as technology, retailing, and media and broadcasting because MFS thinks these areas could lead the market once an economic recovery takes hold.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GROWTH WITH INCOME PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST MFS GROWTH WITH INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
10/18/99                                                                   10000                              10000
12/99                                                                      10520                              10804
12/00                                                                      10540                               9821
12/01                                                                       8911                               8654

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -15.46%         -5.10%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALGER ALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Alger All-Cap Growth Portfolio had a total return of -16.67%, compared with a return of -11.88% for the unmanaged S&P 500 Index.

Massachusetts Financial Services served as sub-sub-advisor for the Portfolio, during the period September 17 through December 7, 2001. Due to the tragic events of September 11, Massachusetts Financial Services served as sub-sub-advisor for the Portfolio, for the period September 17 through December 7, 2001.

2001 was the second consecutive difficult year for equity markets. Through early September the market trended lower, with growth stocks generally underperforming value stocks. All throughout, the Fed was continually slashing interest rates in an attempt to stimulate the slowing economy. On Tuesday, September the 11th, the horrific terrorist attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as global markets. However, the market succeeded in rallying by year-end, as the initial panic selling wore off amid three more rate cuts by the Fed. An overweighting in weak technology stocks early in the period negatively impacted the Portfolio's returns, while an inherent growth bias negatively impacted the Portfolio throughout.

Alger believes there is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. They expect that the threat of terrorism will be turned back, that the Euro will trigger growth in the EU, and that the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy.

Comparison of Change in the Value of a $10,000 Investment
[AST ALGER ALL CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST ALGER ALL-CAP GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                  ------------------------                -------------
12/31/99                                                                  10000.00                           10000.00
12/00                                                                      6840.00                            9090.00
12/01                                                                      5700.00                            8010.00

                                                                      Since Inception
                                                           1 Year       on 12/31/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -16.67%         -24.50%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Janus Mid-Cap Growth Portfolio had a total return of -40.17%, significantly underperforming the return of -0.61%, for the unmanaged S&P Mid-Cap 400 Index.

2001 was a difficult year for the equity markets and growth stocks in particular. The unmanaged S&P Mid-Cap 400/ Barra Growth Index returned -7.98% for the year. Nonetheless, even in the context of a difficult market environment, the Portfolio's performance was highly disappointing. A significant overweight in the hard hit Technology sector early in the year detracted from performance.

Over the past year Janus has modified the growth criteria used when selecting companies for the Portfolio. They have lowered the growth "hurdle rate" from 20% to 15% in the current growth environment -- a rate that can better allow them to maintain sufficient balance in the Portfolio. Janus has been finding new investment opportunities across a broad range of industries and themes. Holdings such as energy service provider Kinder Morgan, transaction processing concern Concord EFS and advanced graphics chip-maker NVIDIA reflect this effort. Janus still remains committed to some of the Portfolio's longer-term holdings -- one such position being cellular tower operator Crown Castle. Despite current weakness in the Telecommunications sector, Crown has continued to show steady gains from a revenue standpoint as well as on an operating basis.

Comparison of Change in the Value of a $10,000 Investment
[AST JANUS MID CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST JANUS MID-CAP GROWTH
                                                                         PORTFOLIO                    S&P MID-CAP 400 INDEX
                                                                  ------------------------            ---------------------
5/1/00                                                                     10000                              10000
12/00                                                                       6640                              10806
12/01                                                                       3972                              10740

                                                                      Since Inception
                                                           1 Year        on 5/1/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -40.17%         -42.49%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Federated Aggressive Growth Portfolio had a total return of -20.61%, underperforming the return of 2.49% for the unmanaged Russell 2000 Index.

The year was a challenging one for the Portfolio. The market clearly had a preference for the value style in 2001. For the year, the unmanaged Russell 2000 Value Index rose 14.02%, while the unmanaged Russell 2000 Growth Index returned -9.23%. The Portfolio's relative performance was driven by the fact that Federated incorrectly overweighted the growth-oriented Consumer Discretionary and Technology sectors and underweighted Industrials, while focusing on high growth stocks in that sector. These decisions account for roughly the entire performance shortfall versus the Index.

Because of the uncertain economic conditions and because no broad sectors appear especially cheap or dear, the Portfolio enters the new year with all sectors within a few percentage points of Index weights. Technology stocks, as measured by the Russell 2000 Tech Index, rose 45% in the fourth quarter. The rally has caused technology valuations to regain their premium levels as investors' confidence in a recovery mounts. On a growth rate adjusted basis, valuations are more reasonable, but Federated believes at these levels we need to see increasing signs of positive earnings developments to sustain the stocks. Federated continues to monitor closely their risks relative to the benchmark. Portfolio holdings are expected to grow faster than the market and Federated believes their valuations are attractive relative to the market.

Comparison of Change in the Value of a $10,000 Investment
[AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                              AST FEDERATED AGGRESSIVE GROWTH
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                              -------------------------------           ------------------
10/23/00                                                                   10000                              10000
12/00                                                                       9100                               9744
12/01                                                                       7224                               9987

                                                                      Since Inception
                                                           1 Year       on 10/23/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -20.61%         -23.93%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GABELLI ALL-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Gabelli All-Cap Value Portfolio had a total return of -2.18% compared with a return of -11.88% for the unmanaged S&P 500 Index.

The Portfolio reflects Gabelli's fundamental bottom-up research philosophy and buy and hold investment style. Gabelli's analysts do in-depth research on their industry sectors, seeking companies with a strong or dominant market share, a franchise in a growing or consolidating industry, positive cash flow, and a shareholder-sensitive management team.

It was a difficult year for equities as the high-tech and capital expenditure bubbles continued to deflate. The NASDAQ peak in March 2000 was followed one year later by the onset of an official recession and the slowdown in the US economy is being mirrored in most other major industrial countries with a lag. The terrorist attacks on September 11, 2001 exacerbated the recession but they also accelerated or enlarged stimulative policies. The Federal Reserve cut short-term rates further and money supply growth remained extremely strong. In this environment value-oriented stocks generally outperformed growth, which benefited the Portfolio's performance in comparison with the S&P 500.

Looking forward, tax rebates last year and lower tax rates this year should help the economy. The sharp drop in energy prices and interest costs give the consumer additional purchasing power. Gabelli believes the combined impact of these items should lead the US economy out of recession and back to a growth path, albeit slower than the rapid growth of the late 1990's.

[AST Gabelli All-Cap Value Portfolio Performance Graph]

                                                                 AST GABELLI ALL-CAP VALUE
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
10/23/00                                                                   10000                              10000
12/00                                                                      10090                               9257
12/01                                                                       9870                               8157

                                                                                Since Inception
                                                                 1 Year           on 10/23/00
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     -2.18%             -1.09%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS STRATEGIC VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the AST Janus Strategic Value Portfolio had a total return of -5.53%, compared to a return of -11.88% for the unmanaged S&P 500 Index.

While the first eight months of the year were difficult as the market searched for signs of an economic bottom, September 11 threw an already tenuous economy into disarray and further depressed equity markets. Encouraged by the Federal Reserve's aggressive interest-rate cuts, equity markets moved higher toward the end of the year, occasionally surpassing pre-September 11 levels.

Contributing to the Portfolio's performance was Apple Computer, which compensated for earlier missteps by working off excess inventory, restoring profitability and maintaining a strong balance sheet. Additionally, global credit-rating agency Moody's saw demand for its risk-management and rating services soar as the privatization of European debt gained momentum. Detracting from performance, Anadarko and other natural gas producers came under pressure as prices for the commodity slumped to two-year lows and the collapse of energy trader Enron sent shock waves throughout the sector.

Although the market proved more resilient late in 2001 than many anticipated, Janus expects volatility to continue. Regardless of the near-term outlook, they will continue to seek investment opportunities in companies generating substantial free cash flow, yet trading at a considerable discount to their intrinsic value.

[AST Janus Strategic Value Portfolio Performance Graph]

                                                                 AST JANUS STRATEGIC VALUE
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
10/23/00                                                                   10000                              10000
12/00                                                                       9850                               9257
12/01                                                                       9305                               8157

                                                                                Since Inception
                                                                 1 Year           on 10/23/00
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     -5.53%             -5.88%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST KINETICS INTERNET PORTFOLIO

--------------------------------------------------------------------------------

The AST Kinetics Internet Portfolio had a total return of 4.36% for the year ended December 31, 2001, compared to a return for the unmanaged S&P 500 Index of -11.88%.

During the past year, the environment in which the Portfolio operated was characterized by a great diminution of technology spending. This had two consequences. The first was a profound deterioration of profits among most technology companies. Of course, this could not fail to take its toll upon prices of shares. The second and less obvious consequence was that the equity risk premium placed upon all technology shares became higher, and therefore, valuations declined. Since such a large number of heretofore admired technology firms were reporting declining earnings, it was naturally assumed that all other firms would report the same experience.

The Portfolio's outperformance of the S&P 500 was primarily attributable to combinations of defensive positioning through maintaining a substantial cash position and favorable stock selection during much of the market downturn. Kinetic's approach during these difficult market conditions was to concentrate upon firms that are not exposed to intense competition. Their operative assumption, as we entered the past year, was that the fundamental problem in technology was market saturation caused by too many industry participants.

The current Internet penetration rate in the 27 richest nations is well in excess of 50%. Kinetics believes the primary need is for content, and that the Portfolio is well positioned to exploit this still rapidly growing demand.

[AST Kinetics Internet Portfolio Performance Graph]

                                                              AST KINETICS INTERNET PORTFOLIO             S&P 500 INDEX
                                                              -------------------------------             -------------
10/23/00                                                                  10000.00                           10000.00
12/00                                                                      8030.00                            9257.00
12/01                                                                      8380.00                            8157.00

                                                                                Since Inception
                                                                 1 Year           on 10/23/00
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     4.36%              -13.81%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

--------------------------------------------------------------------------------

The AST Lord Abbett Bond-Debenture Portfolio had a total return of 3.04% for the year ended December 31, 2001, compared to a return of 6.21% for the unmanaged ML High Yield Index.

The year began and ended with a rally in the high-yield bond market; price appreciation was particularly strong in bonds issued by mid-cap companies. The Portfolio's positive performance reflected those rallies as well as a shift in focus away from fiber optics in the Telecommunications sector to wireless or cellular phone companies, where consumer demand kept business brisk and profitable. In the second half of the year, Lord Abbett increased the Portfolio's exposure to investment-grade corporate debt where they identified good companies with the potential for additional credit improvement. Among the Portfolio's holdings in this area were bonds issued by companies in the Food, Automotive, Utility, Media and Advertising sectors. Also adding to performance later in the year were the Portfolio's holdings in high-yield corporate bonds, which enjoyed a strong rally in November as investors moved out of "safe-havens" in search of higher yield. Bonds purchased in this category included those of companies in the Waste Management, Consumer Products, Healthcare and Chemical sectors.

Opportunities in the convertible bond market were fewer. The convertible market suffered for much of the year, detracting from the Portfolio's performance relative to the Index. Even so, through careful credit selection, Lord Abbett was able to identify value in the bonds of some firms, including software and cable companies, beaten down in the unfavorable market environment of September and October. Lord Abbett reduced the Portfolio's exposure to convertibles at year-end, increasing the Portfolio's holdings in mortgage-related securities and agency securities.

[AST Lord Abbett Bond-Debenture Portfolio Performance Graph]

                                                               AST LORD ABBETT BOND-DEBENTURE
                                                                         PORTFOLIO                     ML HIGH YIELD INDEX
                                                               ------------------------------          -------------------
10/23/00                                                                  10000.00                           10000.00
12/00                                                                     10150.00                            9122.00
12/01                                                                     10459.00                            9688.00

                                                                      Since Inception
                                                           1 Year       on 10/23/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               3.04%           3.84%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SCUDDER JAPAN PORTFOLIO

--------------------------------------------------------------------------------

The AST Scudder Japan Portfolio had a total return of -37.43% for 2001, underperforming the unmanaged TOPIX Index return of -29.09%.

2001 was a very difficult year for Japanese equities. The TOPIX was the worst performing major index for the second consecutive year. Blue chip stocks fell through much of the year, with the exception of a six-week rally when Mr. Koizumi took over as Prime Minister in April, and a slight rebound in the last quarter. The economic environment was adverse, and preliminary data for the third quarter indicated a third recession within ten years. The one-year real GDP growth forecasts, which averaged approximately 1.5% at the beginning of the year, had fallen to -1.0% by the fourth quarter.

The Portfolio's underperformance compared to the TOPIX resulted from several factors. A major drag on the Portfolio's 2001 performance was industry selection; in particular, an overweight in the securities industry, and underweights in utilities and the auto manufacturers hurt performance. Under Scudder's investment process, industry risk is viewed as a residual of the stock selection process, and industry-specific risk results from bottom-up stock selection, rather than from top-down views on industries.

The last four months of the year were dominated by the terrorist attacks on September 11. The resulting fiscal and monetary stimulus flowed both into the real economy, limiting the effects on the consumer, and also the stock markets, boosting valuations in the growth sector in particular.

[AST Scudder Japan Portfolio Performance Graph]

                                                                AST SCUDDER JAPAN PORTFOLIO                TOPIX INDEX
                                                                ---------------------------                -----------
10/23/00                                                                   10000                              10000
12/00                                                                       8274                               8529
12/01                                                                       5177                               6048

                                                                      Since Inception
                                                           1 Year       on 10/23/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -37.43%         -42.52%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO

--------------------------------------------------------------------------------

From its inception on May 1, 2001 through December 31, 2001, the AST Alliance/Bernstein Growth + Value Portfolio had a total return of -2.80%, outperforming the unmanaged S&P 500 Index, which returned -7.23%.

In the growth portion of the Portfolio, Alliance has emphasized companies that it believes will meet earnings expectations during a weak economic environment. Alliance found opportunities in a variety of sectors, including Healthcare, Finance, Media, Retailing and Wireless Communication companies. Within Finance, the Portfolio's overweight positions in firms that are positioned to benefit from falling interest rates, such as Freddie Mac and Citigroup, contributed positively to its relative performance. Its relatively light exposure to Technology, which underperformed the market as a whole, also helped. More than offsetting these contributions, however, were poor performance in a few of the Portfolio's overweight positions. Underperformers included media giants AOL Time Warner and Viacom. In the Technology sector, Sun Microsystems was an underperformer.

In the value portion of the Portfolio, strong stock selection in the Finance, Consumer-Cyclical and Capital-Equipment sectors was the primary contributor to performance. Within Finance, Bernstein has emphasized insurance companies, banks and thrifts. While the insurers have outperformed, the banks and thrifts have traded down on concerns about potential credit losses. Although Bernstein agrees that credit losses are likely to rise, its research suggests the losses will be manageable because banks didn't fund the tech bubble and their capital is strong. Elsewhere, many of the Portfolio's cyclical holdings outperformed, including capital goods manufacturers, retailers and industrial resources producers.

[AST Alliance/Bernstein Growth + Value Portfolio Performance Graph]

                                                              AST ALLIANCE/BERNSTEIN GROWTH +
                                                                      VALUE PORTFOLIO                     S&P 500 INDEX
                                                              -------------------------------             -------------
5/1/01                                                                     10000                              10000
6/01                                                                        9650                               9822
12/01                                                                       9720                               9277

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

--------------------------------------------------------------------------------

From its inception on May 1, 2001 through December 31, 2001, the AST Sanford Bernstein Core Value Portfolio had a total return of 1.40%, outperforming the return for the same period of -7.23% for the unmanaged S&P 500 Index.

During the period, value stocks, in which the Portfolio primarily invests, dramatically outperformed growth stocks, and thus the market as a whole. Also contributing to relative performance was strong stock selection, particularly in the Finance, Consumer-Cyclical and Capital-Equipment sectors. Within Finance, Bernstein has emphasized consumer-oriented insurance companies, banks and thrifts. While the insurers have outperformed, the banks and thrifts have traded down on concerns about potential credit losses. Although Bernstein agrees that credit losses are likely to rise, its research suggests the losses will be manageable because banks didn't fund the tech bubble and their capital is strong. Elsewhere, many of the Portfolio's cyclical holdings outperformed, including capital equipment manufacturers, retailers and industrial resources producers. Many of these companies have shown unusual restraint in adding capacity in recent years; thus, they entered the current slowdown with tight capacity. When economic growth resumes, Bernstein believes the earnings impact for these companies should be both rapid and steep. As investors have started to recognize this, many of these stocks have outperformed; the Portfolio has been taking gains and Bernstein has begun re-deploying the assets elsewhere. While the opportunity for value stocks is smaller than it was two years ago, Bernstein still sees ample opportunity to outperform through value-oriented stock selection.

[AST Sanford Bernstein Core Value Portfolio Performance Graph]

                                                              AST SANFORD BERNSTEIN CORE VALUE
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                              --------------------------------            -------------
5/1/01                                                                     10000                              10000
6/01                                                                       10160                               9822
12/01                                                                      10140                               9277

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

                      (This page intentionally left blank)

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 2001

                   AST STRONG INTERNATIONAL EQUITY PORTFOLIO
                    AST ALLIANCE GROWTH AND INCOME PORTFOLIO
                          AST JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                           AST AIM BALANCED PORTFOLIO
                       AST FEDERATED HIGH YIELD PORTFOLIO
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      AST INVESCO EQUITY INCOME PORTFOLIO
                      AST PBHG SMALL-CAP GROWTH PORTFOLIO
                    AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                        AST FOUNDERS PASSPORT PORTFOLIO
                 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                         AST ALLIANCE GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
               AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
              AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                     AST GABELLI SMALL-CAP VALUE PORTFOLIO
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      AST COHEN & STEERS REALTY PORTFOLIO
                  AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
               AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
                      AST DEAM SMALL-CAP GROWTH PORTFOLIO
                        AST MFS GLOBAL EQUITY PORTFOLIO
                            AST MFS GROWTH PORTFOLIO
                      AST MFS GROWTH WITH INCOME PORTFOLIO
                       AST ALGER ALL-CAP GROWTH PORTFOLIO
                       AST JANUS MID-CAP GROWTH PORTFOLIO
                   AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                      AST GABELLI ALL-CAP VALUE PORTFOLIO
                      AST JANUS STRATEGIC VALUE PORTFOLIO
                        AST KINETICS INTERNET PORTFOLIO
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                          AST SCUDDER JAPAN PORTFOLIO
                AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO
                   AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

AST STRONG INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 93.9%
AUSTRALIA -- 3.5%
    Broken Hill Proprietary Co.
      Ltd. ..........................   1,069,100   $  5,746,232
    Foster's Group Ltd. .............   1,827,100      4,545,420
    News Corp. Ltd. .................     658,600      5,266,642
                                                    ------------
                                                      15,558,294
                                                    ------------
BELGIUM -- 2.9%
    Fortis...........................     293,500      7,617,641
    Interbrew........................     188,300      5,155,482
                                                    ------------
                                                      12,773,123
                                                    ------------
CANADA -- 1.1%
    Alberta Energy Co. Ltd. .........     124,900      4,708,026
                                                    ------------
DENMARK -- 1.2%
    Novo Nordisk AS Cl-B.............     124,957      5,110,266
                                                    ------------
FRANCE -- 11.5%
    Accor SA.........................     244,600      8,892,209
    AXA SA...........................     186,600      3,899,407
    Groupe Danone SA.................      77,800      9,490,170
    Suez Lyonnaise des Eaux SA.......     226,000      6,841,655
    TotalFinaELF SA Cl-B.............      90,800     12,967,733
    Vivendi Universal SA.............     164,500      9,007,720
                                                    ------------
                                                      51,098,894
                                                    ------------
GERMANY -- 7.0%
    Adidas-Salomon AG................     101,100      7,588,441
    Allianz AG.......................      19,240      4,556,806
    E.On AG..........................     113,300      5,869,180
    Muenchener Rueckversicherungs-
      Gesellschaft AG 144A...........      28,300      7,684,028
    Siemens AG.......................      84,700      5,607,099
                                                    ------------
                                                      31,305,554
                                                    ------------
HONG KONG -- 4.8%
    Cheung Kong Holdings Ltd. .......     789,100      8,196,759
    China Mobile Ltd.*...............   1,239,000      4,361,529
    HSBC Holdings PLC*...............     225,200      2,635,278
    Hutchison Whampoa Ltd. ..........     658,000      6,349,763
                                                    ------------
                                                      21,543,329
                                                    ------------
IRELAND -- 3.4%
    Elan Corp. PLC*..................     103,000      4,641,180
    Ryanair Holdings PLC*............     328,300     10,522,015
                                                    ------------
                                                      15,163,195
                                                    ------------
ITALY -- 3.3%
    Banco Intesa SPA.................   1,477,500      3,696,644
    Ente Nazionale Idrocarburi SPA...     494,950      6,204,944
    San Paolo-IMI SPA................     433,100      4,646,747
                                                    ------------
                                                      14,548,335
                                                    ------------
JAPAN -- 13.9%
    Canon, Inc. .....................     189,000      6,503,816
    Fuji Photo Film Co. Ltd. ........     160,000      5,713,415
    Konami Industry Co. .............     118,000      3,502,366
    Lawson, Inc. ....................     161,000      4,606,669
    Mitsubishi Heavy Industries
      Ltd. ..........................   1,738,000      4,641,386
    Nintendo Co. Ltd. ...............      33,800      5,918,740

                                         SHARES        VALUE
                                         ------        -----
    Secom Co. Ltd. ..................      99,000   $  4,970,396
    Seven-Eleven Japan Co. Ltd. .....     140,000      5,106,059
    Shimachu Co. Ltd. ...............     136,000      1,867,847
    Toto Ltd. .......................     870,000      4,148,864
    Toyota Motor Corp. ..............     419,300     10,621,672
    Ushio, Inc. .....................     367,000      4,147,162
                                                    ------------
                                                      61,748,392
                                                    ------------
KOREA -- 1.0%
    Korea Telecom Corp. [ADR]........     219,300      4,458,369
                                                    ------------
MEXICO -- 3.2%
    America Movil Cl-L [ADR].........     163,426      3,183,538
    Telefonos de Mexico SA...........   3,454,500      5,979,460
    Wal-Mart de Mexico SA de CV
      Cl-C...........................   2,113,600      4,956,340
                                                    ------------
                                                      14,119,338
                                                    ------------
NETHERLANDS -- 5.3%
    Koninklijke (Royal) Philips
      Electronics NV.................     129,400      3,766,834
    Koninklijke Ahold NV.............     275,800      8,025,094
    Philips Electronics NV...........      40,200      1,194,775
    Royal Dutch Petroleum Co.
      NY Reg.........................     119,800      5,872,596
    Wolters Kluwer NV................     198,200      4,517,701
                                                    ------------
                                                      23,377,000
                                                    ------------
SINGAPORE -- 1.7%
    DBS Group Holdings Ltd. .........   1,008,000      7,533,387
                                                    ------------
SPAIN -- 3.0%
    Banco Santander Central
      Hispano SA.....................     653,400      5,474,476
    Telefonica SA*...................     575,887      7,706,730
                                                    ------------
                                                      13,181,206
                                                    ------------
SWEDEN -- 2.5%
    Autoliv, Inc. ...................     274,200      5,489,390
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................   1,073,000      5,601,060
                                                    ------------
                                                      11,090,450
                                                    ------------
SWITZERLAND -- 8.7%
    Julius Baer Holdings AG Cl-B.....      20,600      6,948,184
    Nestle SA........................      54,100     11,534,973
    Novartis AG [ADR]................     126,600      4,620,900
    STMicroelectronics NV............     192,400      6,175,671
    Swiss Reinsurance................      93,100      9,364,448
                                                    ------------
                                                      38,644,176
                                                    ------------
TAIWAN -- 1.4%
    ASE Test Ltd.*...................     455,100      6,339,543
    Far Eastern Textile Ltd.
      [GDR] 144A.....................      14,755         54,819
                                                    ------------
                                                       6,394,362
                                                    ------------
UNITED KINGDOM -- 14.5%
    Amvescap PLC.....................     320,500      4,622,619
    Boots Co. PLC*...................   1,048,400      8,918,625
    BP PLC...........................     558,800      4,342,942

AST STRONG INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Compass Group PLC................   1,026,800   $  7,696,255
    Diageo PLC.......................     764,900      8,738,979
    GlaxoSmithKline PLC [ADR]........     150,500      7,497,910
    Lloyds TSB Group PLC.............     692,500      7,518,738
    Royal Bank of Scotland Group
      PLC............................     402,400      9,792,208
    Vodafone Group PLC...............   2,172,100      5,682,443
                                                    ------------
                                                      64,810,719
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $415,078,926)................                417,166,415
                                                    ------------
TOTAL INVESTMENTS -- 93.9%
  (Cost $415,078,926)................                417,166,415
OTHER ASSETS LESS
  LIABILITIES -- 6.1%................                 27,104,100
                                                    ------------
NET ASSETS -- 100.0%.................               $444,270,515
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2001:

                         CONTRACTS        IN
SETTLEMENT                   TO        EXCHANGE    CONTRACTS     UNREALIZED
MONTH           TYPE      DELIVER        FOR        AT VALUE    DEPRECIATION
----------------------------------------------------------------------------
01/02        Sell   EUR  3,556,858    $3,154,471   $3,166,549     $12,078
                                      ==========   ==========     =======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2001. Percentages are based on net assets.

INDUSTRY
--------
Airlines..............................................   2.4%
Automobile Manufacturers..............................   2.4%
Automobile Parts......................................   1.2%
Beverages.............................................   4.2%
Business Services.....................................   2.0%
Clothing & Apparel....................................   1.7%
Computer Services & Software..........................   0.8%
Conglomerates.........................................   1.4%
Consumer Products & Services..........................   1.3%
Electronic Components & Equipment.....................   4.5%
Entertainment & Leisure...............................   1.3%
Environmental Services................................   1.5%
Financial-Bank & Trust................................  12.6%
Financial Services....................................   1.0%
Food..................................................   8.3%
Hotels & Motels.......................................   2.0%
Insurance.............................................   5.8%
Machinery & Equipment.................................   2.3%
Metals & Mining.......................................   1.3%
Office Equipment......................................   1.5%
Oil & Gas.............................................   7.7%
Pharmaceuticals.......................................   4.9%
Printing & Publishing.................................   2.2%
Real Estate...........................................   1.8%
Retail & Merchandising................................   6.7%
Semiconductors........................................   2.8%
Telecommunications....................................   8.3%
                                                        ----
Total.................................................  93.9%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 95.9%
AEROSPACE -- 0.9%
    Honeywell International,
      Inc. ........................     475,000   $   16,064,500
                                                  --------------
BEVERAGES -- 2.5%
    Anheuser-Busch Companies,
      Inc. ........................   1,050,000       47,470,500
                                                  --------------
BROADCASTING -- 0.5%
    Liberty Media Corp. Cl-A*......     700,000        9,800,000
                                                  --------------
CABLE TELEVISION -- 2.2%
    Comcast Corp. Cl-A*sec.........   1,150,000       41,400,000
                                                  --------------
CHEMICALS -- 1.9%
    DuPont, (E.I.) de Nemours &
      Co.sec.......................     300,000       12,753,000
    Eastman Chemical Co. ..........     100,000        3,902,000
    Lyondell Chemical Co.sec.......     900,000       12,897,000
    Solutia, Inc. .................     400,000        5,608,000
                                                  --------------
                                                      35,160,000
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Electronic Data Systems
      Corp.sec.....................     183,500       12,578,925
                                                  --------------
CONGLOMERATES -- 9.9%
    Philip Morris Co., Inc.sec.....   1,675,000       76,798,750
    Tyco International Ltd.sec.....   1,285,000       75,686,500
    United Technologies Corp. .....     525,000       33,930,750
                                                  --------------
                                                     186,416,000
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 3.7%
    Avon Products, Inc. ...........     900,000       41,850,000
    Procter & Gamble Co. ..........     350,000       27,695,500
                                                  --------------
                                                      69,545,500
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Flextronics International
      Ltd.*........................     994,000       23,846,060
    General Electric Co. ..........     775,000       31,062,000
    Sanmina Corp.*sec..............   1,250,000       24,875,000
    Solectron Corp.*sec............     825,000        9,306,000
                                                  --------------
                                                      89,089,060
                                                  --------------
FINANCIAL-BANK & TRUST -- 13.3%
    Bank of America Corp. .........     900,000       56,655,000
    Bank One Corp.sec..............   1,675,000       65,408,750
    J.P. Morgan Chase & Co. .......   1,900,000       69,065,000
    KeyCorp........................   1,250,000       30,425,000
    MBNA Corp. ....................     450,000       15,840,000
    National City Corp. ...........     450,000       13,158,000
                                                  --------------
                                                     250,551,750
                                                  --------------
FINANCIAL SERVICES -- 9.3%
    Citigroup, Inc. ...............   1,600,000       80,768,000
    Household International,
      Inc.sec. ....................   1,000,000       57,940,000
    Washington Mutual, Inc.sec. ...   1,065,000       34,825,500
                                                  --------------
                                                     173,533,500
                                                  --------------
FOOD -- 1.9%
    Kroger Co.*sec. ...............   1,708,990       35,666,621
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
HEALTHCARE SERVICES -- 5.0%
    Cardinal Health, Inc. .........     335,000   $   21,661,100
    HCA, Inc. .....................     600,000       23,124,000
    IMS Health, Inc.sec............     600,000       11,706,000
    Tenet Healthcare Corp.*........     550,000       32,296,000
    Wellpoint Health Networks,
      Inc.*........................      50,000        5,842,500
                                                  --------------
                                                      94,629,600
                                                  --------------
INSURANCE -- 3.3%
    ACE Ltd. ......................     250,000       10,037,500
    American International Group,
      Inc. ........................     425,000       33,745,000
    PMI Group, Inc.sec.............     260,000       17,422,600
                                                  --------------
                                                      61,205,100
                                                  --------------
MACHINERY & EQUIPMENT -- 0.7%
    Baker Hughes, Inc. ............     350,000       12,764,500
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Abbott Laboratories............     500,000       27,875,000
                                                  --------------
OIL & GAS -- 10.0%
    Apache Corp.sec................     192,500        9,601,900
    BP PLC [ADR]...................   1,000,000       46,510,000
    Devon Energy Corp.sec..........     250,000        9,662,500
    Exxon Mobil Corp. .............     325,000       12,772,500
    Kerr-McGee Corp.sec............     500,000       27,400,000
    Noble Drilling Corp.*..........     950,000       32,338,000
    Phillips Petroleum Co.sec......     250,000       15,065,000
    Transocean Sedco Forex,
      Inc.sec......................   1,000,000       33,820,000
                                                  --------------
                                                     187,169,900
                                                  --------------
PHARMACEUTICALS -- 5.6%
    American Home Products
      Corp. .......................     570,000       34,975,200
    Merck & Co., Inc. .............     200,000       11,760,000
    Pharmacia Corp.sec.............     600,000       25,590,000
    Schering-Plough Corp. .........     925,000       33,124,250
                                                  --------------
                                                     105,449,450
                                                  --------------
RAILROADS -- 1.8%
    Union Pacific Corp.sec.........     600,000       34,200,000
                                                  --------------
RETAIL & MERCHANDISING -- 0.4%
    Target Corp. ..................     200,000        8,210,000
                                                  --------------
SEMICONDUCTORS -- 1.5%
    Micron Technology, Inc.*sec....     901,220       27,937,820
                                                  --------------
TELECOMMUNICATIONS -- 6.0%
    AT&T Corp.sec..................   2,600,000       47,164,000
    AT&T Wireless Services,
      Inc.*sec.....................     828,635       11,907,485
    BellSouth Corp. ...............     350,000       13,352,500
    SBC Communications, Inc. ......     860,000       33,686,200
    WorldCom, Inc.*................     413,900        5,827,712
                                                  --------------
                                                     111,937,897
                                                  --------------

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
UTILITIES -- 8.5%
    AES Corp.*sec..................     350,000   $    5,722,500
    Alliant Energy Corp. ..........     175,600        5,331,216
    Ameren Corp.sec................     410,000       17,343,000
    American Electric Power Co.,
      Inc.sec......................     390,000       16,976,700
    Constellation Energy Group,
      Inc. ........................     660,000       17,523,000
    Duke Energy Corp.sec...........     460,000       18,059,600
    Dynegy, Inc.sec................   2,000,000       51,000,000
    FirstEnergy Corp. .............     400,000       13,992,000
    FPL Group, Inc. ...............     250,000       14,100,000
                                                  --------------
                                                     160,048,016
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,775,828,322)............                1,798,703,639
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 4.9%
    Temporary Investment Cash
      Fund.........................  45,787,266   $   45,787,266
    Temporary Investment Fund......  45,787,266       45,787,266
                                                  --------------
    (Cost $91,574,532).............                   91,574,532
                                                  --------------
TOTAL INVESTMENTS -- 100.8%
  (Cost $1,867,402,854)............                1,890,278,171
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.8%).................                  (15,048,624)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,875,229,547
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 94.4%
BEVERAGES -- 4.5%
    Coca-Cola Co.sec...............   2,360,340   $  111,290,031
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 8.9%
    Microsoft Corp.*...............   1,985,520      131,540,700
    Veritas Software Corp.*sec.....   1,908,228       85,526,779
                                                  --------------
                                                     217,067,479
                                                  --------------
CONGLOMERATES -- 0.3%
    Minnesota Mining &
      Manufacturing Co.sec.........      53,755        6,354,379
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.9%
    Aether Systems, Inc.*..........   1,782,350       16,397,620
    Flextronics International
      Ltd.*sec.....................   3,435,590       82,419,804
    General Electric Co. ..........   3,617,027      144,970,442
                                                  --------------
                                                     243,787,866
                                                  --------------
ENTERTAINMENT & LEISURE -- 16.2%
    AOL Time Warner, Inc.*.........   8,525,302      273,662,193
    Viacom, Inc. Cl-B*sec..........   2,721,197      120,140,848
                                                  --------------
                                                     393,803,041
                                                  --------------
FINANCIAL-BANK & TRUST -- 0.4%
    Wells Fargo & Co.sec...........     248,250       10,786,463
                                                  --------------
FINANCIAL SERVICES -- 15.0%
    Citigroup, Inc. ...............   2,252,900      113,726,391
    Goldman Sachs Group,
      Inc.sec......................   1,101,010      102,118,678
    Merrill Lynch & Co., Inc. .....     868,820       45,282,898
    Schwab, (Charles) Corp. .......   6,910,516      106,905,682
                                                  --------------
                                                     368,033,649
                                                  --------------
INSURANCE -- 6.2%
    American International Group,
      Inc. ........................   1,581,480      125,569,512
    Marsh & McLennan Companies,
      Inc. ........................     247,320       26,574,534
                                                  --------------
                                                     152,144,046
                                                  --------------
OIL & GAS -- 5.6%
    BP PLC [ADR]...................     495,770       23,058,263
    Exxon Mobil Corp. .............   2,921,475      114,813,967
                                                  --------------
                                                     137,872,230
                                                  --------------
PERSONAL SERVICES -- 0.9%
    Cendant Corp.*sec..............   1,104,825       21,665,618
                                                  --------------
PHARMACEUTICALS -- 10.6%
    Genentech, Inc.*sec............   1,104,425       59,915,056
    Lilly, (Eli) & Co.sec..........   1,454,650      114,248,212
    Pfizer, Inc. ..................   2,151,365       85,731,895
                                                  --------------
                                                     259,895,163
                                                  --------------
RETAIL & MERCHANDISING -- 4.0%
    Home Depot, Inc. ..............   1,944,765       99,202,463
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SEMICONDUCTORS -- 1.0%
    Texas Instruments, Inc. .......     902,250   $   25,263,000
                                                  --------------
TELECOMMUNICATIONS -- 10.9%
    EchoStar Communications Corp.
      Cl-A*sec.....................     889,375       24,431,131
    Nokia Corp. Cl-A [ADR]sec......   8,872,740      217,648,312
    QUALCOMM, Inc.*sec.............     510,605       25,785,553
                                                  --------------
                                                     267,864,996
                                                  --------------
TOTAL COMMON STOCK
  (Cost $2,069,919,660)............                2,315,030,424
                                                  --------------
                                        PAR
                                       (000)
                                       -----
CORPORATE OBLIGATIONS -- 3.1%
ENTERTAINMENT & LEISURE -- 2.0%
    Venetian Casino Resort LLC
      12.25%, 11/15/04sec..........  $   49,725       49,973,625
                                                  --------------
RETAIL & MERCHANDISING -- 1.1%
    Amazon.com, Inc.
      4.75%, 02/01/09sec...........      51,851       25,990,314
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $102,101,356)..............                   75,963,939
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.0%
    Federal Home Loan Bank
      3.55%, 01/10/02..............      25,000       24,990,061
    Federal National Mortgage
      Assoc.
      3.41%, 07/12/02..............      25,000       24,765,225
                                                  --------------
    (Cost $49,523,146).............                   49,755,286
                                                  --------------
COMMERCIAL PAPER -- 0.8%
    Tyco Capital Corp.
      1.78%, 01/02/02
    (Cost $18,899,066).............      18,900       18,899,066
                                                  --------------
                                       SHARES
                                       ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      26,006           26,006
    Temporary Investment Fund......      26,005           26,005
                                                  --------------
    (Cost $52,011).................                       52,011
                                                  --------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $2,240,495,239)............                2,459,700,726
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.3%)...........                   (6,969,080)
                                                  --------------
NET ASSETS -- 100.0%...............               $2,452,731,646
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CERTIFICATES OF DEPOSIT -- 28.9%
    American Express Centurion Bank
      2.144%, 01/03/02 [FRN]++.......  $ 20,000  $   20,000,000
      2.08%, 02/04/02................    90,000      90,000,000
    Banque Nationale de Paris
      2.31%, 04/15/02................    75,000      75,000,000
      4.18%, 06/28/02................    19,000      19,214,685
    Bayerische Hypo Vereinsbank
      1.793%, 03/28/02 [FRN]++.......    20,000      19,996,830
    Canadian Imperial Bank
      1.845%, 01/31/02 [FRN]++.......   127,000     126,957,347
      1.805%, 03/11/02 [FRN]++.......    40,000      39,998,252
    Commerzbank
      2.275%, 01/29/02 [FRN]++.......    60,000      59,997,548
    Credit Agricole Indosuez
      5.23%, 02/20/02................    39,000      38,998,971
      1.795%, 02/21/02 [FRN]++.......    25,000      24,999,525
    Lloyds TSB Bank PLC
      5.22%, 01/10/02................    70,000      70,057,860
    Merita Bank PLC
      1.81%, 02/21/02 [FRN]++........    25,000      25,000,000
    Natexis Banque Populaires
      1.86%, 02/13/02................    85,000      85,001,012
    San Paolo
      3.31%, 03/11/022...............    35,000      35,000,000
    Westdeutsche Landesbank
      3.70%, 01/17/02................    21,500      21,500,000
      4.30%, 05/01/02................    14,000      14,002,236
                                                 --------------
    (Cost $765,724,266)..............               765,724,266
                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.3%
    Federal Farm Credit Bank
      3.48%, 01/18/02................     9,225       9,209,840
                                                 --------------
    Federal Home Loan Mortgage Corp.
      1.75%, 02/12/02................   175,000     174,642,709
      2.415%, 11/01/02...............    10,000       9,995,502
      3.47%, 01/18/02................    90,000      89,852,525
                                                 --------------
                                                    274,490,736
                                                 --------------
    Federal National Mortgage Assoc.
      1.40%, 01/02/02................    80,000      79,996,889
      3.29%, 02/21/02................   156,656     155,925,853
      3.47%, 01/24/02................    20,000      19,955,661
                                                 --------------
                                                    255,878,403
                                                 --------------
    (Cost $539,578,979)..............               539,578,979
                                                 --------------
TIME DEPOSIT -- 14.2%
    Branch Bank & Trust
      1.89%, 01/03/03................    40,000      40,000,000
    Credit Suisse Bank
      1.875%, 01/02/02...............   115,000     115,000,000

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    ING Bank
      1.625%, 01/02/02...............  $106,300  $  106,300,000
    Merita Bank PLC
      1.625%, 01/02/02...............   115,000     115,000,000
                                                 --------------
    (Cost $376,300,000)..............               376,300,000
                                                 --------------
CORPORATE OBLIGATIONS -- 3.0%
FINANCIAL SERVICES
    Bear Stearns Co., Inc.
      2.806%, 01/11/02 [FRN]++.......    15,000      15,043,869
    Citigroup, Inc.
      1.911%, 01/14/02 [FRN]++.......    50,000      50,000,000
    Lehman Brothers Holdings, Inc.
      3.23%, 01/15/02 [FRN]++........     5,800       5,819,035
      2.546%, 02/28/02 [FRN]++.......    10,000      10,020,862
                                                 --------------
    (Cost $80,883,766)...............                80,883,766
                                                 --------------
COMMERCIAL PAPER -- 30.3%
AUTOMOBILE MANUFACTURERS -- 3.8%
    Volkswagon of America, Inc.++
      1.72%, 02/12/02................   100,000      99,799,333
                                                 --------------
COMPUTER HARDWARE -- 3.0%
    IBM Corp.++
      1.75%, 01/11/02................    80,000      79,961,111
                                                 --------------
FINANCIAL-BANK & TRUST -- 8.5%
    Dexia Delaware LLC++
      1.75%, 03/13/02................   100,000      99,654,861
    Landesbank Schleswig-Holst
      3.53%, 01/28/02................    25,000      24,933,813
    Societe Generale NA
      1.75%, 03/14/02................   100,000      99,650,000
                                                 --------------
                                                    224,238,674
                                                 --------------
FINANCIAL SERVICES -- 11.2%
    Commision Federal de Electrical
      2.12%, 02/26/02................   110,000     109,637,243
    General Electric Capital Corp.
      3.63%, 01/22/02................     5,000       4,989,413
      3.55%, 01/28/02................    50,000      49,866,875
    Nestle Capital Corp.++
      1.72%, 03/15/02................    60,000      59,790,733
    Tuco Capital Corp.
      2.00%, 01/10/02................    25,000      24,987,500
    UBS Finance, Inc.
      3.62%, 01/17/02................    50,000      49,919,556
                                                 --------------
                                                    299,191,320
                                                 --------------
INSURANCE -- 0.6%
    Prudential PLC
      3.55%, 01/22/02................    15,000      14,968,938
                                                 --------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
PHARMACEUTICALS -- 3.2%
    Abbott Laboratories, Inc.++
      1.75%, 01/07/02................  $ 85,000  $   84,975,208
                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $803,134,584)................               803,134,584
                                                 --------------
TOTAL INVESTMENTS -- 96.7%
  (Cost $2,565,621,595)..............             2,565,621,595
OTHER ASSETS LESS
  LIABILITIES -- 3.3%................                86,471,902
                                                 --------------
NET ASSETS -- 100.0%.................            $2,652,093,497
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, these securities amounted to 15.99% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 98.1%
AUTOMOTIVE PARTS -- 3.3%
    AutoNation, Inc.*..............     796,400   $    9,819,612
    Lear Corp.*....................     429,400       16,377,316
    Visteon Corp. .................     464,500        6,986,080
                                                  --------------
                                                      33,183,008
                                                  --------------
BROADCASTING -- 2.2%
    Belo Corp. Cl-A................     435,500        8,165,625
    USA Networks, Inc.*............     313,500        8,561,685
    Westwood One, Inc.*............     163,700        4,919,185
                                                  --------------
                                                      21,646,495
                                                  --------------
BUILDING MATERIALS -- 4.6%
    American Standard Companies,
      Inc.*........................     224,800       15,338,104
    The Sherwin-Williams Co. ......     648,000       17,820,000
    Vulcan Materials Co. ..........     262,300       12,574,662
                                                  --------------
                                                      45,732,766
                                                  --------------
BUSINESS SERVICES -- 4.1%
    Avery Dennison Corp. ..........      88,400        4,997,252
    Dun & Bradstreet Corp.*........     160,850        5,678,005
    Manpower, Inc. ................     434,200       14,636,882
    Viad Corp. ....................     658,300       15,588,544
                                                  --------------
                                                      40,900,683
                                                  --------------
CABLE TELEVISION -- 1.0%
    Cablevision Systems
      Corp. -- New York Group
      Cl-A*sec.....................     219,900       10,434,255
                                                  --------------
CHEMICALS -- 1.1%
    Air Products & Chemicals,
      Inc.sec......................     241,800       11,342,838
                                                  --------------
CLOTHING & APPAREL -- 1.5%
    Payless ShoeSource, Inc.*......     271,800       15,261,570
                                                  --------------
COMPUTER HARDWARE -- 0.4%
    Apple Computer, Inc.*..........     186,400        4,082,160
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 2.6%
    Cadence Design Systems,
      Inc.*........................     439,200        9,627,264
    GTECH Holdings Corp.*..........     353,500       16,010,015
                                                  --------------
                                                      25,637,279
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    Arrow Electronics, Inc.*sec....     333,000        9,956,700
    Comverse Technology,
      Inc.*sec.....................     273,400        6,115,958
    Parker-Hannifin Corp. .........      34,400        1,579,304
    Vishay Intertechnology,
      Inc.*sec.....................     384,300        7,493,850
                                                  --------------
                                                      25,145,812
                                                  --------------
ENVIRONMENTAL SERVICES -- 1.8%
    Waste Management, Inc. ........     564,700       18,019,577
                                                  --------------
FINANCIAL-BANK & TRUST -- 8.5%
    City National Corp. ...........     317,000       14,851,450
    Comerica, Inc.sec..............     258,500       14,812,050
    Cullen/Frost Bankers, Inc. ....      24,200          747,296
    Golden State Bancorp, Inc. ....     432,500       11,309,875
    North Fork Bancorporation,
      Inc. ........................     308,200        9,859,318
    Southtrust Corp. ..............     566,000       13,963,220

                                       SHARES         VALUE
                                       ------         -----
    TCF Financial Corp. ...........     204,200   $    9,797,516
    Zions Bancorpsec...............     186,400        9,800,912
                                                  --------------
                                                      85,141,637
                                                  --------------
FINANCIAL SERVICES -- 7.6%
    AMBAC Financial Group, Inc. ...     255,350       14,774,551
    Federated Investors, Inc. .....     289,700        9,235,636
    MBIA, Inc. ....................     201,500       10,806,445
    Midcap SPDR Trust Series I
      Fund.........................     444,300       41,186,610
                                                  --------------
                                                      76,003,242
                                                  --------------
FOOD -- 3.1%
    Archer Daniels Midland Co. ....   1,314,245       18,859,416
    Dean Foods, Inc.*sec...........     183,900       12,541,980
                                                  --------------
                                                      31,401,396
                                                  --------------
HEALTHCARE SERVICES -- 1.5%
    Omnicare, Inc. ................     605,100       15,054,888
                                                  --------------
HOTELS & MOTELS -- 0.8%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]sec....     254,500        7,596,825
                                                  --------------
INSURANCE -- 10.8%
    AON Corp.sec...................     262,400        9,320,448
    Chubb Corp.sec.................     219,000       15,111,000
    CIGNA Corp. ...................     209,400       19,400,910
    John Hancock Financial
      Services, Inc. ..............     359,000       14,826,700
    Radian Group, Inc. ............     483,200       20,753,439
    The Phoenix Companies, Inc.*...     455,400        8,424,900
    The Principal Financial Group,
      Inc.*sec.....................     376,200        9,028,800
    Willis Group Holdings
      Ltd.*sec.....................     204,400        4,813,620
    XL Capital Ltd. Cl-Asec........      75,300        6,879,408
                                                  --------------
                                                     108,559,225
                                                  --------------
INTERNET SERVICES -- 1.5%
    KPMG Consulting, Inc.*.........     228,600        3,787,902
    Sabre Holdings Corp.*sec.......     274,700       11,633,545
                                                  --------------
                                                      15,421,447
                                                  --------------
MACHINERY & EQUIPMENT -- 1.2%
    Pall Corp. ....................     519,600       12,501,576
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.9%
    Beckman Coulter, Inc. .........     347,500       15,394,250
    Becton Dickinson & Co. ........     414,400       13,737,360
                                                  --------------
                                                      29,131,610
                                                  --------------
OFFICE EQUIPMENT -- 1.7%
    Pitney Bowes, Inc. ............     448,700       16,875,607
                                                  --------------
OIL & GAS -- 7.6%
    Apache Corp.sec................     194,150        9,684,202
    EOG Resources, Inc.sec.........     283,800       11,099,418
    Kinder Morgan, Inc. ...........     174,200        9,701,198
    Ocean Energy, Inc. ............     523,700       10,055,040
    Talisman Energy, Inc. .........     265,000       10,030,250
    USX-Marathon Group, Inc. ......     516,600       15,498,000
    XTO Energy, Inc. ..............     608,400       10,647,000
                                                  --------------
                                                      76,715,108
                                                  --------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
PHARMACEUTICALS -- 1.6%
    ICN Pharmaceuticals,
      Inc.sec......................     465,600   $   15,597,600
                                                  --------------
PRINTING & PUBLISHING -- 4.7%
    Knight-Ridder, Inc.sec.........     212,400       13,791,132
    Readers Digest Associates,
      Inc. ........................     669,600       15,454,368
    Valassis Communications,
      Inc.*........................     492,900       17,557,098
                                                  --------------
                                                      46,802,598
                                                  --------------
RAILROADS -- 2.7%
    Canadian National Railway
      Co.sec.......................     248,100       11,978,268
    CSX Corp. .....................     427,500       14,983,875
                                                  --------------
                                                      26,962,143
                                                  --------------
REAL ESTATE -- 3.9%
    Archstone-Smith Trust [REIT]...     519,600       13,665,480
    Avalonbay Communities, Inc.
      [REIT].......................     309,800       14,656,638
    Boston Properties, Inc.
      [REIT].......................      46,500        1,767,000
    Equity Residential Properties
      Trust [REIT]sec..............      72,200        2,072,862
    Vornado Realty Trust [REIT]....     166,200        6,913,920
                                                  --------------
                                                      39,075,900
                                                  --------------
RESTAURANTS -- 2.4%
    Brinker International, Inc.*...     503,600       14,987,136
    Tricon Global Restaurants,
      Inc.*........................     190,200        9,357,840
                                                  --------------
                                                      24,344,976
                                                  --------------
RETAIL & MERCHANDISING -- 2.2%
    Foot Locker, Inc.*sec..........     455,000        7,120,750
    May Department Stores Co. .....     414,000       15,309,720
                                                  --------------
                                                      22,430,470
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 0.6%
    Harris Corp. ..................     201,600   $    6,150,816
                                                  --------------
TRANSPORTATION -- 1.5%
    Teekay Shipping Corp. .........     421,400       14,685,790
                                                  --------------
UTILITIES -- 6.2%
    Equitable Resources, Inc. .....     447,600       15,249,732
    Exelon Corp.sec................     234,362       11,221,253
    FirstEnergy Corp. .............     417,200       14,593,656
    Pinnacle West Capital Corp. ...     208,600        8,729,910
    Sierra Pacific Resources
      Corp.sec.....................     823,400       12,392,170
                                                  --------------
                                                      62,186,721
                                                  --------------
TOTAL COMMON STOCK
  (Cost $924,537,458)..............                  984,026,018
                                                  --------------
                                        PAR
                                       (000)
                                       -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
    Federal Home Loan Bank
      1.43%, 01/02/02
    (Cost $22,704,098).............  $   22,705       22,704,098
                                                  --------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $947,241,556)..............                1,006,730,116
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%).................                   (3,696,368)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,003,033,748
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 54.8%
ADVERTISING -- 2.6%
    Interpublic Group of Companies,
      Inc.sec.........................   100,000    $  2,954,000
    Lamar Advertising Co.*sec.........   112,800       4,775,952
    Omnicom Group, Inc.sec............    52,000       4,646,200
                                                    ------------
                                                      12,376,152
                                                    ------------
BROADCASTING -- 1.3%
    Hispanic Broadcasting
      Corp.*sec.......................    80,600       2,055,300
    Univision Communications, Inc.
      Cl-A*sec........................    98,700       3,993,402
                                                    ------------
                                                       6,048,702
                                                    ------------
BUSINESS SERVICES -- 0.5%
    Quanta Services, Inc.*............   144,900       2,235,807
                                                    ------------
COMPUTER HARDWARE -- 0.3%
    EMC Corp.*........................   103,600       1,392,384
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
    Cisco Systems, Inc.*..............   207,400       3,756,014
    DST Systems, Inc.*................    50,800       2,532,380
    Microsoft Corp.*..................    74,300       4,922,375
    Oracle Corp.*.....................   188,300       2,600,423
    SunGard Data Systems, Inc.*sec....   103,000       2,979,790
                                                    ------------
                                                      16,790,982
                                                    ------------
CONGLOMERATES -- 1.7%
    Tyco International Ltd.sec........    91,400       5,383,460
    United Technologies Corp. ........    46,700       3,018,221
                                                    ------------
                                                       8,401,681
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Johnson & Johnson Co. ............    71,500       4,225,650
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.5%
    Analog Devices, Inc.*sec..........    90,000       3,995,100
    Comverse Technology, Inc.*sec.....    79,100       1,769,467
    General Electric Co. .............   225,100       9,022,008
    Sanmina Corp.*....................   111,300       2,214,870
                                                    ------------
                                                      17,001,445
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.5%
    AOL Time Warner, Inc.*............    86,400       2,773,440
    Viacom, Inc. Cl-B*................   103,383       4,564,359
                                                    ------------
                                                       7,337,799
                                                    ------------
FINANCIAL -- BANK & TRUST -- 1.9%
    Bank of New York Co., Inc.sec.....    84,200       3,435,360
    J.P. Morgan Chase & Co.sec........    51,300       1,864,755
    Mellon Financial Corp. ...........    48,000       1,805,760
    State Street Corp. ...............    36,000       1,881,000
                                                    ------------
                                                       8,986,875
                                                    ------------
FINANCIAL SERVICES -- 7.2%
    American Express Co. .............    39,255       1,401,011
    Citigroup, Inc. ..................   173,400       8,753,231
    Concord EFS, Inc.*sec.............    78,000       2,556,840
    Fannie Mae........................    32,000       2,544,000
    Freddie Mac.......................    42,000       2,746,800
    Goldman Sachs Group, Inc.sec......    30,400       2,819,600
    Merrill Lynch & Co., Inc. ........    82,000       4,273,840

                                         SHARES        VALUE
                                         ------        -----
    Morgan Stanley Dean Witter &
      Co. ............................    53,500    $  2,992,790
    PNC Financial Services Group,
      Inc. ...........................    62,900       3,534,980
    Prudential Financial, Inc.*sec....    33,100       1,098,589
    Waddell & Reed Financial, Inc.
      Cl-A............................    70,000       2,254,000
                                                    ------------
                                                      34,975,681
                                                    ------------
FOOD -- 0.9%
    Kraft Foods, Inc. Cl-A............    59,300       2,017,979
    Safeway, Inc.*sec.................    58,000       2,421,500
                                                    ------------
                                                       4,439,479
                                                    ------------
HEALTHCARE SERVICES -- 2.1%
    Anthem, Inc.*.....................    31,600       1,564,200
    Cardinal Health, Inc.sec..........    42,000       2,715,720
    HCA, Inc.sec......................    71,500       2,755,610
    Tenet Healthcare Corp.*...........    50,000       2,936,000
                                                    ------------
                                                       9,971,530
                                                    ------------
INSURANCE -- 3.5%
    AFLAC, Inc. ......................    67,000       1,645,520
    American International Group,
      Inc. ...........................    64,000       5,081,600
    Marsh & McLennan Companies,
      Inc. ...........................    38,300       4,115,335
    MGIC Investment Corp. ............    38,300       2,363,876
    The Hartford Financial Services
      Group, Inc. ....................    57,200       3,593,876
                                                    ------------
                                                      16,800,207
                                                    ------------
INTERNET SERVICES -- 1.0%
    Check Point Software Technologies
      Ltd.*sec........................    81,400       3,247,046
    VeriSign, Inc.*sec................    35,400       1,346,616
                                                    ------------
                                                       4,593,662
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
    Abbott Laboratories...............    81,400       4,538,050
    Baxter International, Inc. .......    80,200       4,301,126
    Genzyme Corp.*sec.................    74,300       4,447,598
                                                    ------------
                                                      13,286,774
                                                    ------------
OIL & GAS -- 3.2%
    Anadarko Petroleum Corp.sec.......    23,300       1,324,605
    Apache Corp.sec...................    28,820       1,437,542
    ChevronTexaco Corp.sec............    35,100       3,145,311
    El Paso Corp.sec..................    42,000       1,873,620
    EOG Resources, Inc. ..............    38,000       1,486,180
    Exxon Mobil Corp. ................    84,000       3,301,200
    Kerr-McGee Corp.sec...............    19,600       1,074,080
    Williams Companies, Inc. .........    74,900       1,911,448
                                                    ------------
                                                      15,553,986
                                                    ------------
PHARMACEUTICALS -- 4.6%
    Allergan, Inc. ...................    46,100       3,459,805
    American Home Products Corp. .....    36,800       2,258,048
    Bristol-Meyers Squibb Co. ........    46,000       2,346,000
    Medicis Pharmaceutical Corp.
      Cl-A*...........................    43,000       2,777,370
    Merck & Co., Inc. ................    45,800       2,693,040
    Pfizer, Inc. .....................   128,100       5,104,785
    Pharmacia Corp.sec................    89,600       3,821,440
                                                    ------------
                                                      22,460,488
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RETAIL & MERCHANDISING -- 4.9%
    Bed Bath & Beyond, Inc.*sec.......   128,200    $  4,345,980
    BJ's Wholesale Club, Inc.*........    51,800       2,284,380
    Home Depot, Inc. .................    90,000       4,590,900
    Lowe's Companies, Inc.sec.........    65,000       3,016,650
    Target Corp. .....................   124,100       5,094,305
    Wal-Mart Stores, Inc.sec..........    82,200       4,730,610
                                                    ------------
                                                      24,062,825
                                                    ------------
SEMICONDUCTORS -- 1.8%
    Applied Materials, Inc.*..........    41,900       1,680,190
    Intel Corp. ......................   140,500       4,418,725
    Texas Instruments, Inc. ..........    94,000       2,632,000
                                                    ------------
                                                       8,730,915
                                                    ------------
TELECOMMUNICATIONS -- 3.7%
    BellSouth Corp. ..................    92,000       3,509,800
    Clear Channel Communications,
      Inc.*...........................    58,000       2,952,780
    JDS Uniphase Corp.*sec............   102,700         896,571
    Nokia Corp. Cl-A [ADR]sec.........   108,800       2,668,864
    Qwest Communications
      International, Inc.sec..........    87,300       1,233,549
    SBC Communications, Inc. .........    97,600       3,822,992
    Verizon Communications, Inc. .....    60,000       2,847,600
                                                    ------------
                                                      17,932,156
                                                    ------------
UTILITIES -- 1.4%
    AES Corp.*sec.....................    70,500       1,152,675
    Calpine Corp.*sec.................   107,600       1,806,604
    Duke Energy Corp.sec..............    45,700       1,794,182
    Dynegy, Inc.sec...................    41,900       1,068,450
    Mirant Corp.*.....................    43,936         703,855
                                                    ------------
                                                       6,525,766
                                                    ------------
TOTAL COMMON STOCK
  (Cost $270,094,163).................               264,130,946
                                                    ------------
FOREIGN STOCK -- 2.5%
FINANCIAL SERVICES -- 0.4%
    Sun Life Financial Services of
      Canada -- (CAD).................    93,000       1,977,967
                                                    ------------
OIL & GAS -- 0.3%
    TotalFinaElf SA -- (FRF)..........    11,600       1,656,671
                                                    ------------
TELECOMMUNICATIONS -- 1.8%
    NTT Mobile Communications Network,
      Inc. -- (JPY)...................       125       1,468,793
    Telecom Italia SPA -- (ITL).......   389,400       2,080,276
    Telefonica SA -- (ESP)*...........   191,486       2,562,536
    Vodafone AirTouch PLC -- (GBP)....   870,635       2,277,673
                                                    ------------
                                                       8,389,278
                                                    ------------
TOTAL FOREIGN STOCK (Cost
  $14,533,670)........................                12,023,916
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                          -----        -----
CORPORATE OBLIGATIONS -- 34.5%
AIRLINES -- 0.4%
    American Airlines, Inc. Cl-A2
      6.817%, 05/23/11 144A...........   $   650    $    609,945
    United Airlines
      7.186%, 04/01/11................     1,600       1,394,128
                                                    ------------
                                                       2,004,073
                                                    ------------
BROADCASTING -- 1.5%
    Continental Cablevision, Inc.
      9.50%, 08/01/13.................     4,450       5,044,053
    Liberty Media Group
      7.875%, 07/15/09................     1,520       1,559,248
    Turner Broadcasting Corp.
      8.375%, 07/01/13................       665         756,269
                                                    ------------
                                                       7,359,570
                                                    ------------
BUSINESS SERVICES -- 0.3%
    Intermedia Communications, Inc.
      Cl-B
      8.60%, 06/01/08.................     1,500       1,554,375
                                                    ------------
CABLE TELEVISION -- 0.2%
    Comcast Cable Communications
      8.875%, 05/01/17................       800         923,354
                                                    ------------
CONSTRUCTION -- 0.1%
    American Architectural Co.
      11.75%, 12/01/07................        10           1,550
    Northern Border Partners
      7.10%, 03/15/11.................       400         374,332
                                                    ------------
                                                         375,882
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Jonhson & Jonhson Co.
      6.95%, 09/01/29.................       700         755,526
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Candescent Technologies Corp.
      8.00%, 05/01/03 [CVT] 144A......       770          65,450
      8.00%, 05/01/03 [CVT] 144A......     3,055         259,675
                                                    ------------
                                                         325,125
                                                    ------------
ENTERTAINMENT & LEISURE -- 2.2%
    News America Holdings Co.
      9.25%, 02/01/13.................     1,700       1,942,843
      7.75%, 01/20/24.................     1,200       1,170,588
      8.45%, 08/01/34.................     2,000       2,160,404
    Time Warner, Inc.
      8.18%, 08/15/07.................       700         774,675
      8.05%, 01/15/16.................     2,200       2,424,359
      9.15%, 02/01/23.................       900       1,084,647
      7.57%, 02/01/24.................     1,000       1,045,059
                                                    ------------
                                                      10,602,575
                                                    ------------
FINANCIAL-BANK & TRUST -- 4.5%
    Bank of America Corp.
      9.375%, 09/15/09................     1,000       1,179,250
    Bank United
      8.00%, 03/15/09.................     1,170       1,250,275
    Dresdner Bank
      7.25%, 09/15/15.................     1,500       1,576,409

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    First Union Corp.
      7.50%, 04/15/35.................   $ 3,000    $  3,196,191
      6.55%, 10/15/35.................     1,840       1,917,801
    Firstar Bank NA
      7.125%, 12/01/09................     1,500       1,578,782
    GreenPoint Capital Corp.
      9.10%, 06/01/27.................        10           9,407
    Midland Bank PLC
      7.65%, 05/01/25.................       340         372,851
    NBD Bank NA
      8.25%, 11/01/24.................     2,965       3,405,512
    Provident Capital, Inc.
      8.60%, 12/01/26.................        20          18,572
    Regions Financial Corp.
      7.75%, 09/15/24.................     1,000       1,033,336
    Southtrust Bank NA
      6.125%, 01/09/28................     1,200       1,181,495
    Sovereign Capital, Inc.
      9.00%, 04/01/27.................        15          10,835
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04................     1,220       1,292,307
    Suntrust Banks, Inc.
      6.375%, 04/01/11................       740         752,694
    Swiss Bank Corp.
      7.375%, 06/15/17................       785         819,136
    U.S. Bancorp
      7.50%, 06/01/26.................     1,750       1,862,182
                                                    ------------
                                                      21,457,035
                                                    ------------
FINANCIAL SERVICES -- 6.8%
    AIG Sunamerica Global Financial
      Services
      5.85%, 08/01/08 144A............       500         503,803
      6.30%, 05/10/11 144Asec.........       900         916,250
    American General Finance Corp.
      8.45%, 10/15/09.................     2,300       2,569,848
    Associates Corp.
      6.95%, 11/01/18.................     1,600       1,651,246
    Auburn Hills Trust Co.
      12.00%, 05/01/20................       750       1,004,941
    Beaver Valley Funding Corp.
      9.00%, 06/01/17.................     1,930       2,114,689
    Capital One Financial Corp.
      7.25%, 05/01/06sec..............     1,065       1,016,999
    CIT Group, Inc.
      6.50%, 02/07/06.................       450         462,969
    Citicorp Lease
      8.04%, 12/15/19 144A............     3,700       4,059,429
    Commercial Credit Co.
      7.875%, 02/01/25................     1,200       1,317,476
    FMR Corp.
      7.57%, 06/15/29 144A............     1,300       1,404,343
    Ford Holdings, Inc.
      9.30%, 03/01/30.................       900         986,670

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Ford Motor Credit Co.
      6.875%, 02/01/06................   $   600    $    601,391
      7.375%, 10/28/09................     1,000         986,645
      7.875%, 06/15/10................       700         710,994
    Geca-Premium Asset Trust
      5.25%, 07/19/04 144A............     1,200       1,223,238
    General Electric Capital Corp.
      8.125%, 05/15/12................     1,210       1,393,989
    General Motors Acceptance Corp.
      9.00%, 10/15/02.................       725         757,129
      8.00%, 11/01/31.................     1,400       1,428,981
    Heller Financial, Inc.
      7.375%, 11/01/09................     2,500       2,740,743
    Household Finance Corp.
      8.00%, 07/15/10.................     1,500       1,617,245
    Lehman Brothers Holdings, Inc.
      7.875%, 08/15/10................       900         972,206
    Morgan Stanley Dean Witter & Co.
      6.75%, 04/15/11.................       525         538,033
    National Rural Utilities
      6.00%, 05/15/06.................       500         508,421
    Torchmark Corp.
      7.875%, 05/15/23................     1,400       1,418,749
                                                    ------------
                                                      32,906,427
                                                    ------------
FOOD -- 0.6%
    Conagra, Inc.
      7.125%, 10/01/26................     2,500       2,672,838
                                                    ------------
HOTELS & MOTELS -- 0.2%
    MGM Mirage, Inc.
      8.50%, 09/15/10.................     1,000       1,023,524
                                                    ------------
INSURANCE -- 1.4%
    American General Corp.
      8.125%, 08/15/09................       300         328,844
      7.50%, 07/15/25.................       520         568,747
      6.625%, 02/15/29................       940         929,497
    Florida Windstrom
      7.125%, 02/25/19 144A...........     2,000       2,055,896
    General Electric Global Insurance
      Co.
      7.75%, 06/15/30.................     2,350       2,658,410
    Prudential Funding LLC
      6.60%, 05/15/08 144A............       300         308,120
                                                    ------------
                                                       6,849,514
                                                    ------------
OIL & GAS -- 4.2%
    Anadarko Petroleum Corp.
      7.73%, 09/15/45.................     1,300       1,355,387
    Canadian Occidental Petroleum
      Corp.
      7.40%, 05/01/28.................     1,110       1,005,790
    Canadian Oil Sands
      7.90%, 09/01/21 144A............     1,000       1,010,612
    Coastal Corp.
      6.70%, 02/15/27.................     2,000       1,999,976
    Devon Energy Corp.
      7.875%, 09/30/31 144A...........     2,000       2,030,097
    Global Marine, Inc.
      7.125%, 09/01/07................     1,100       1,145,531

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Kinder Morgan Energy Partners
      6.30%, 02/01/09.................   $ 1,400    $  1,406,271
    Louis Dreyfus Natural Gas Corp.
      6.875%, 12/01/07................     1,000       1,037,089
    Noble Affiliates, Inc.
      7.25%, 08/01/49.................       500         436,065
    Occidental Petroleum Corp.
      7.375%, 11/15/08................       900         948,160
    Oneok, Inc.
      7.75%, 08/15/06.................       500         540,460
    Petro-Canada Corp.
      9.25%, 10/15/21.................     1,000       1,194,880
    Petroleos Mexicanos Co.
      9.375%, 12/02/08................       375         405,938
      9.50%, 09/15/27.................     2,375       2,612,499
    Tennessee Gas Pipeline Co.
      7.625%, 04/01/37................     2,000       1,816,758
    Williams Companies, Inc. Cl-A
      6.75%, 01/15/06.................       470         475,782
    Williams Gas Pipeline Co.
      7.375%, 11/15/06 144A...........       800         831,774
                                                    ------------
                                                      20,253,069
                                                    ------------
PHARMACEUTICALS -- 0.3%
    Merck & Co., Inc.
      6.40%, 03/01/28.................       700         698,448
      5.95%, 12/01/28.................       550         520,043
                                                    ------------
                                                       1,218,491
                                                    ------------
RAILROADS -- 0.7%
    Consolidated Rail Corp.
      9.75%, 06/15/20.................     1,100       1,339,241
    Norfolk Southern Corp.
      7.05%, 05/01/37.................     1,800       1,912,158
                                                    ------------
                                                       3,251,399
                                                    ------------
REAL ESTATE -- 0.5%
    ERP Operating L.P.
      7.125%, 10/15/17................       500         483,000
    Spieker Properties, Inc. [REIT]
      7.35%, 12/01/17.................     1,000         968,745
      7.50%, 10/01/27.................     1,000         951,632
                                                    ------------
                                                       2,403,377
                                                    ------------
TELECOMMUNICATIONS -- 3.4%
    AT&T Canada, Inc.
      7.625%, 03/15/05................     1,700       1,109,459
      7.65%, 09/15/06sec..............       700         457,109
    Centel Capital Corp.
      9.00%, 10/15/19.................     3,000       3,203,778
    Cox Communications, Inc.
      6.53%, 02/01/28.................       700         699,399
    Intermedia Communications, Inc.
      9.50%, 03/01/09.................       600         645,750
    Lenfest Communications, Inc.
      8.25%, 02/15/08.................       350         371,672
    MCI Communications Corp.
      7.125%, 06/15/27................     1,150       1,184,881

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Nortel Networks Corp.
      4.25%, 09/01/08 144A............   $ 3,000    $  2,921,250
    Qwest Capital Funding Co.
      7.625%, 08/03/21................     1,035         989,697
    Shaw Communications, Inc.
      8.25%, 04/11/10.................       490         524,643
    TCI Communications, Inc.
      8.75%, 08/01/15.................       400         453,943
    TeleCommunications, Inc.
      9.80%, 02/01/12.................     2,900       3,491,544
    Telus Corp.
      8.00%, 06/01/11.................       500         531,468
                                                    ------------
                                                      16,584,593
                                                    ------------
UTILITIES -- 6.9%
    Cilcorp, Inc.
      9.375%, 10/15/29................     1,600       1,588,422
    Cleveland Electric Illuminating
      Co.
      6.86%, 10/01/08.................       780         785,006
    Cleveland Electric Illuminating
      Co. Cl-D
      7.88%, 11/01/17.................     1,250       1,319,953
    CMS Energy Corp.
      6.125%, 03/15/04................     3,000       3,055,790
    Commonwealth Edison Corp.
      7.625%, 04/15/13................       700         746,309
      7.50%, 07/01/13.................     2,000       2,115,133
    Duke Energy Corp.
      7.875%, 08/15/04................     1,500       1,620,161
    Dynegy-Roseton Danskamme Cl-B
      7.67%, 11/08/16.................     1,750       1,421,595
    El Paso Electric Co.
      8.90%, 02/01/06.................     1,650       1,796,438
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11.................     1,510       1,648,147
    Empire District Electric Co.
      7.70%, 11/15/04.................     1,300       1,389,957
    Hydro-Quebec
      8.62%, 12/15/11.................     2,000       2,379,381
    KN Energy, Inc.
      7.35%, 08/01/26.................     2,000       2,090,430
    Niagara Mohawk Power Corp.
      7.75%, 05/15/06.................       500         535,927
    Niagara Mohawk Power Corp. Cl-H
      7.669%, 07/01/10 [STEP].........     2,750       2,593,145
    Northeast Utilities System
      8.38%, 03/01/05.................        15          15,314
      8.58%, 12/01/06.................         6           5,956
    NRG Energy, Inc.
      7.75%, 04/01/11.................     1,300       1,224,789
    Pinnacle Partners
      8.83%, 08/15/04 144A............     2,500       2,411,207
    Public Service of New Mexico Cl-A
      7.10%, 08/01/05.................     1,200       1,230,208
    Southern Energy Corp.
      7.90%, 07/15/09 144A............     1,400       1,158,342

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Texas-New Mexico Power Corp.
      6.25%, 01/15/09.................   $ 1,000    $    945,832
    UtiliCorp United, Inc.
      6.70%, 10/15/06.................     1,500       1,505,987
                                                    ------------
                                                      33,583,429
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $166,736,998).................               166,104,176
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
    Federal Gold Loan Mortgage Co.
      7.00%, 09/01/31.................     1,868       1,904,323
                                                    ------------
    Federal Home Loan Bank
      1.47%, 01/02/02.................    13,183      13,182,461
                                                    ------------
    Federal Home Loan Mortgage Corp.
      5.875%, 03/21/11................     1,100       1,094,908
      6.375%, 08/01/11................     1,825       1,826,975
                                                    ------------
                                                       2,921,883
                                                    ------------
    Federal National Conventional Loan
      6.50%, 07/01/26 [TBA]...........     1,750       1,750,000
                                                    ------------
    Federal National Mortgage Assoc
      6.50%, 04/01/14-12/01/14........     2,018       2,060,907
      7.00%, 10/01/29.................     1,133       1,156,907
      8.00%, 12/01/23.................     1,062       1,127,119
                                                    ------------
                                                       4,344,933
                                                    ------------
    Government National Mortgage
      Assoc.
      6.50%, 01/01/32 [TBA]...........       675         677,322
                                                    ------------
    (Cost $24,669,790)................                24,780,922
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 2.4%
    U.S. Treasury Bonds
      6.125%, 08/15/29................     1,000       1,061,641
                                                    ------------
    U.S. Treasury Notes
      6.875%, 05/15/06#...............       585         644,871
      5.75%, 08/15/10#................     6,000       6,300,474
      5.00%, 08/15/11sec..............     3,670       3,661,974
                                                    ------------
                                                      10,607,319
                                                    ------------
    (Cost $12,000,126)................                11,668,960
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
SOVEREIGN ISSUES -- 0.7%
CANADA
    Province of British Columbia
      5.375%, 10/29/08................   $   500    $    498,184
    Province of Ontario
      5.50%, 10/01/08.................     2,000       2,005,618
    Province of Quebec
      7.50%, 07/15/23.................       625         693,614
                                                    ------------
    (Cost $3,056,968).................                 3,197,416
                                                    ------------
                                         SHARES
                                         ------
PREFERRED STOCK -- 0.5%
OIL & GAS
    Kerr-McGee Corp. 5.50%
    (Cost $2,603,869).................    59,000       2,241,410
                                                    ------------
                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                          -----
FOREIGN BONDS -- 0.1%
TELECOMMUNICATIONS
    Tecnost International NV -- (NLG)
      6.125%, 07/30/09
    (Cost $534,613)...................       510         442,808
                                                    ------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $494,230,197).................               484,590,554
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.7%)..............                (3,431,545)
                                                    ------------
NET ASSETS -- 100.0%..................              $481,159,009
                                                    ============

# Securities with an aggregate market value of $2,100,158 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                              EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION                     MONTH       CONTRACTS    APPRECIATION
---------------------------------------------------------------------
S&P 500.....................    03/02          35          $133,660
                                                           ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 89.8%
ADVERTISING -- 0.3%
    Advanstar Communications, Inc.
      12.00%, 02/15/11.................  $ 1,725  $  1,250,625
    Advanstar, Inc.
      6.42%, 10/15/11 [STEP]...........    1,100       277,750
                                                  ------------
                                                     1,528,375
                                                  ------------
AEROSPACE -- 0.6%
    Alliant Techsystems, Inc.
      8.50%, 05/15/11..................    1,300     1,358,500
    Anteon Corp.
      12.00%, 05/15/09.................    1,900     2,042,500
                                                  ------------
                                                     3,401,000
                                                  ------------
AUTOMOTIVE PARTS -- 4.5%
    Accuride Corp. Cl-B
      9.25%, 02/01/08..................      800       420,000
    Advance Stores Co., Inc.
      10.25%, 04/15/08 144A............    1,375     1,409,375
    Aftermarket Technology, Inc.
      12.00%, 08/01/04.................    1,938     1,986,450
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09..................    4,000     4,220,000
    Arvin Industries, Inc.
      6.75%, 03/15/08..................    1,400     1,306,998
      7.125%, 03/15/09.................    1,250     1,159,625
    Collins & Aikman Products Corp.
      10.75%, 12/31/11 144A............    1,300     1,306,500
    Dana Corp.
      9.00%, 08/15/11 144A.............    3,175     2,936,875
    Lear Corp.
      7.96%, 05/15/05..................    1,000     1,019,200
    Lear Corp. Cl-B
      8.11%, 05/15/09..................    7,700     7,782,082
                                                  ------------
                                                    23,547,105
                                                  ------------
BEVERAGES -- 0.7%
    Constellation Brands, Inc.
      8.00%, 02/15/08..................    3,625     3,661,250
                                                  ------------
BROADCASTING -- 5.5%
    Acme Television Co. Cl-B
      10.875%, 09/30/04................    2,475     2,388,375
    AMFM Operating, Inc.
      12.625%, 10/31/06................      968     1,037,708
    Australis Media Ltd.
      15.998%, 05/15/03 [STEP].........      625             0
      48.236%, 05/15/03 [STEP].........       11             0
    Chancellor Media Corp.
      8.00%, 11/01/08..................    3,450     3,613,875
    Echostar DBS Corp.
      9.375%, 02/01/09.................    5,250     5,433,749
    Fox/Liberty Networks LLC
      8.875%, 08/15/07.................    1,650     1,742,813
      9.196%, 08/15/07 [STEP]..........    5,675     5,682,093
    Liberty Media Group
      7.75%, 07/15/09..................    1,200     1,215,276

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Sinclair Broadcasting Group, Inc.
      10.00%, 09/30/05.................  $ 2,700  $  2,794,500
      8.75%, 12/15/07..................    1,325     1,338,250
      8.75%, 12/15/11 144A.............    3,350     3,366,750
    UIH Australia Pacific, Inc. Cl-B
      14.00%, 05/15/06 [STEP]++++......    2,725       122,625
    UnitedGlobalCom, Inc. Cl-B
      10.75%, 02/15/08 [STEP]..........    2,000       430,000
                                                  ------------
                                                    29,166,014
                                                  ------------
BUILDING MATERIALS -- 1.2%
    ISG Resources, Inc.
      10.00%, 04/15/08.................    2,275     1,945,125
    NCI Building Systems, Inc. Cl-B
      9.25%, 05/01/09..................    1,800     1,755,000
    WCI Communities, Inc.
      10.625%, 02/15/11................    2,350     2,444,000
                                                  ------------
                                                     6,144,125
                                                  ------------
BUSINESS SERVICES -- 0.2%
    Sitel Corp.
      9.25%, 03/15/06..................    1,300     1,046,500
    U.S. Office Products Co.
      9.75%, 06/15/08+,++++............    4,475       111,875
                                                  ------------
                                                     1,158,375
                                                  ------------
CABLE TELEVISION -- 5.6%
    Charter Communications Holdings LLC
      8.625%, 04/01/09.................      800       772,000
      10.00%, 04/01/09.................    4,300     4,429,000
      13.309%, 01/15/11 [STEP].........    3,800     2,508,000
      12.16%, 04/01/11 [STEP]..........    9,825     7,123,124
      11.75%, 05/15/11 [STEP]..........    5,050     3,131,000
    CSC Holdings, Inc.
      7.875%, 12/15/07.................    1,700     1,768,068
      9.875%, 02/15/13.................      500       517,500
    Diamond Cable Communications PLC
      11.75%, 12/15/05 [STEP]..........    5,000     1,325,000
    Lin Television Corp.
      8.00%, 01/15/08..................    1,100     1,127,500
    Rogers Cablesystems of America,
      Inc.
      11.00%, 12/01/15.................      750       847,500
    TeleWest Communications PLC
      11.00%, 10/01/07.................    4,175     3,006,000
      11.25%, 11/01/08.................      525       395,063
      9.25%, 04/15/09 [STEP]...........    3,450     1,449,000
    United Pan-Europe Communication
      Corp.
      12.467%, 08/01/09 [STEP].........    6,549       687,645
      13.221%, 11/01/09 [STEP].........    3,125       328,125
                                                  ------------
                                                    29,414,525
                                                  ------------
CHEMICALS -- 3.0%
    Equistar Chemical Funding Corp.
      10.125%, 09/01/08................    1,300     1,316,250
    Foamex L.P.
      13.50%, 08/15/05.................    2,650     2,186,250
      9.875%, 06/15/07.................      325       242,125

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    General Chemical Industry Products,
      Inc.
      10.625%, 05/01/09................  $   275  $    215,875
    Huntsman Corp.
      9.50%, 07/01/07 144A++++.........    1,525       266,875
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09................    1,200     1,146,000
    Lyondell Chemical Co.
      9.50%, 12/15/08 144A.............    2,150     2,139,250
      10.875%, 05/01/09................    4,000     3,740,000
    OM Group, Inc.
      9.25%, 12/15/11 144A.............    1,175     1,192,625
    Sterling Chemicals Holdings, Inc.
      13.50%, 08/15/08++++.............    2,150        10,750
    Texas Petrochemical Corp.
      11.125%, 07/01/06................    2,125     1,753,125
    United Industries Corp. Cl-B
      9.875%, 04/01/09.................    1,825     1,724,625
                                                  ------------
                                                    15,933,750
                                                  ------------
CLOTHING & APPAREL -- 1.0%
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07+,++++............    1,725        45,281
    Gap, Inc.
      8.80%, 12/15/08 144A.............    1,600     1,378,400
    GFSI, Inc. Cl-B
      9.625%, 03/01/07.................    2,175     1,381,125
    Pillowtex Corp.
      10.00%, 11/15/06+,++++...........    1,600        16,000
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07+,++++............    1,825        18,250
    William Carter Co.
      10.875%, 08/15/11 144A...........    2,400     2,592,000
                                                  ------------
                                                     5,431,056
                                                  ------------
CONGLOMERATES -- 0.3%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08.................    3,350     1,758,750
                                                  ------------
CONSTRUCTION -- 0.8%
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07.................    3,275     3,037,563
    Nortek, Inc.
      9.125%, 09/01/07.................    1,225     1,255,625
                                                  ------------
                                                     4,293,188
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.5%
    Albecca, Inc.
      10.75%, 08/15/08.................    4,000     4,140,000
    American Greetings Corp.
      11.75%, 07/15/08 144A............    1,725     1,750,875
    American Safety Razor Co.
      9.875%, 08/01/05.................      650       640,250
    Amscan Holdings, Inc.
      9.875%, 12/15/07.................    1,800     1,431,000
    Armkel Financial Corp.
      9.50%, 08/15/09 144A.............      975     1,028,625
    Cabot Safety Corp.
      12.50%, 07/15/05.................    2,150     2,160,750

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Chattem, Inc. Cl-B
      8.875%, 04/01/08.................  $ 1,575  $  1,535,625
    Diamond Brands Operating, Inc.
      12.83%, 04/15/09 [STEP]++++......    1,500        22,520
    Glenoit Corp.
      11.00%, 04/15/07+,++++...........    2,000             0
    Jostens, Inc.
      12.75%, 05/01/10.................    1,600     1,792,000
    Levi Strauss & Co.
      11.625%, 01/15/08................    2,225     1,996,938
    NBTY, Inc. Cl-B
      8.625%, 09/15/07.................      650       630,500
    Ownes & Minor, Inc.
      8.50%, 07/15/11..................      500       535,000
    Playtex Products, Inc.
      9.375%, 06/01/11.................    2,225     2,347,375
    Revlon Consumer Products Corp.
      8.625%, 02/01/08.................    4,000     1,700,000
    Sleepmaster, Inc.
      11.00%, 05/15/09++++.............    1,000       210,000
    Volume Services America, Inc.
      11.25%, 03/01/09.................    1,975     1,925,625
                                                  ------------
                                                    23,847,083
                                                  ------------
CONTAINERS & PACKAGING -- 3.1%
    Huntsman Packaging Corp.
      13.00%, 06/01/10.................    1,100     1,152,250
    Owens-Illinois, Inc.
      7.85%, 05/15/04..................    2,475     2,388,375
      7.15%, 05/15/05..................    2,750     2,543,750
      8.10%, 05/15/07..................    1,000       915,000
      7.35%, 05/15/08..................    1,050       918,750
    Plastipak Holdings
      10.75%, 09/01/11 144A............    1,650     1,740,750
    Riverwood International Co.
      10.625%, 08/01/07................    2,200     2,299,000
    Russell-Stanley Holdings, Inc.
      9.00%, 11/30/08 144A.............      260       196,295
    Sealed Air Corp.
      8.75%, 07/01/08 144A.............    2,650     2,655,698
    Stone Container Corp.
      12.58%, 08/01/16 [VR]............    1,550     1,612,000
                                                  ------------
                                                    16,421,868
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    Amphenol Corp.
      9.875%, 05/15/07.................    1,400     1,498,000
    CMS Energy Corp.
      8.90%, 07/15/08..................      750       765,000
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08.................    3,350     3,149,000
                                                  ------------
                                                     5,412,000
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.4%
    AMF Group, Inc.
      12.25%, 03/15/06+,++++...........    3,462        51,930
    Belo Corp.
      8.00%, 11/01/08..................    1,475     1,499,765

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09.................  $ 2,075  $  2,178,750
    Premier Parks, Inc.
      9.25%, 04/01/06..................    2,275     2,286,375
      9.75%, 06/15/07..................    1,600     1,624,000
      10.231%, 04/01/08 [STEP].........    4,250     3,655,000
    True Temper Sports, Inc.
      10.875%, 12/01/08................    1,250     1,275,000
                                                  ------------
                                                    12,570,820
                                                  ------------
ENVIRONMENTAL SERVICES -- 2.9%
    Allied Waste North America Co.
      8.50%, 12/01/08 144A.............    4,200     4,263,000
    Allied Waste North America Co. Cl-B
      8.875%, 04/01/08.................      100       102,750
      7.875%, 01/01/09.................    2,500     2,475,000
      10.00%, 08/01/09.................    8,200     8,487,000
                                                  ------------
                                                    15,327,750
                                                  ------------
FARMING & AGRICULTURE -- 1.2%
    AGCO Corp.
      9.50%, 05/01/08..................    3,000     3,150,000
    Dimon, Inc.
      8.875%, 06/01/06.................      400       414,000
      9.625%, 10/15/11 144A............      925       966,625
    Pilgrim's Pride Corp.
      9.625%, 09/15/11.................    1,050     1,113,000
    Royster-Clark, Inc.
      10.25%, 04/01/09.................    1,000       655,000
                                                  ------------
                                                     6,298,625
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    GS Escrow Corp.
      7.125%, 08/01/05.................    5,475     5,497,667
                                                  ------------
FINANCIAL SERVICES -- 1.6%
    Caithness Coso Fund Corp.
      9.05%, 12/15/09..................    2,100     2,152,500
    Unifrax Investment Corp.
      10.50%, 11/01/03.................    2,125     2,093,125
    Yell Finance BV
      10.75%, 08/01/11.................    1,750     1,890,000
      13.50%, 08/01/11 [STEP]..........    3,375     2,075,625
                                                  ------------
                                                     8,211,250
                                                  ------------
FOOD -- 3.4%
    Agrilink Foods, Inc.
      11.875%, 11/01/08................    3,800     3,553,000
    Del Monte Foods Co. Cl-B
      9.25%, 05/15/11..................    3,125     3,265,625
    Dominos, Inc. Cl-B
      10.375%, 01/15/09................    2,500     2,662,500
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08..................    2,200     1,441,272
    Jitney-Jungle Stores, Inc.
      10.375%, 09/15/07++++............    2,725             0
    Land O' Lakes, Inc.
      8.75%, 11/15/11 144A.............    2,500     2,425,000
    Michael Foods, Inc.
      11.75%, 04/01/11.................    1,750     1,898,875

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Nebco Evans Holding Co.
      11.645%, 07/15/07 [STEP]++++.....  $ 1,250  $          0
    New World Pasta Co.
      9.25%, 02/15/09..................    1,625     1,503,125
    Smithfield Foods, Inc.
      8.00%, 10/15/09 144A.............    1,300     1,339,000
                                                  ------------
                                                    18,088,397
                                                  ------------
FURNITURE -- 0.5%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07.................    1,125     1,119,375
      10.852%, 12/15/07 [STEP].........    1,600     1,344,000
                                                  ------------
                                                     2,463,375
                                                  ------------
HEALTHCARE SERVICES -- 5.0%
    Alliance Imaging, Inc.
      10.375%, 04/15/11................    3,025     3,236,750
    HCA, Inc.
      6.91%, 06/15/05..................    2,950     3,003,218
      8.75%, 09/01/10..................    1,500     1,646,250
      7.875%, 02/01/11.................    4,400     4,554,000
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................    1,250       887,500
    InSight Health Services Corp.
      9.875%, 11/01/11 144A............      675       702,000
    Magellan Health Services, Inc.
      9.375%, 11/15/07 144A............    1,225     1,249,500
      9.00%, 02/15/08..................      400       360,000
    Manor Care, Inc.
      8.00%, 03/01/08..................    2,700     2,856,060
    Tenet Healthcare Corp.
      8.125%, 12/01/08.................    5,000     5,373,499
    Triad Hospitals, Inc.
      8.75%, 05/01/09..................    1,000     1,055,000
    Vanguard Health Systems, Inc.
      9.75%, 08/01/11 144A.............    1,250     1,287,500
                                                  ------------
                                                    26,211,277
                                                  ------------
HOTELS & MOTELS -- 2.8%
    Courtyard by Marriott II Ltd. Cl-B
      10.75%, 02/01/08.................      975     1,000,594
    Felcor Lodging L.P.
      9.50%, 09/15/08 144A.............    1,375     1,381,875
      8.50%, 06/01/11..................    2,100     2,037,000
    Hilton Hotels Corp.
      7.625%, 05/15/08.................    2,350     2,238,728
      8.25%, 02/15/11..................    1,000       953,750
    MeriStar Hospitality Corp.
      9.00%, 01/15/08 [REIT]...........      675       641,250
      9.125%, 01/15/11 [REIT]..........    2,700     2,544,749
    Starwood Hotels & Resorts
      6.75%, 11/15/05..................    2,575     2,481,734
    Vail Resorts, Inc.
      8.75%, 05/15/09 144A.............    1,225     1,194,375
                                                  ------------
                                                    14,474,055
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
INDUSTRIAL PRODUCTS -- 1.7%
    Blount, Inc.
      7.00%, 06/15/05..................  $ 1,825  $  1,514,750
      13.00%, 08/01/09.................    1,750       796,250
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07.................    1,025       538,125
    Dresser, Inc.
      9.375%, 04/15/11.................    2,200     2,288,000
    Hexcel Corp.
      7.00%, 08/01/03..................      491       301,965
      9.75%, 01/15/09..................    1,550       875,750
    Tekni-Plex, Inc.
      12.75%, 06/15/10.................    2,400     2,376,000
                                                  ------------
                                                     8,690,840
                                                  ------------
INTERNET SERVICES -- 0.7%
    Call-Net Enterprises, Inc.
      8.368%, 08/15/07 [STEP]..........    3,400     1,105,000
      9.669%, 08/15/08 [STEP]..........    3,300     1,006,500
      10.834%, 05/15/09 [STEP].........    3,700       906,500
    PSINet, Inc.
      11.50%, 11/01/08++++.............      800        66,000
      11.00%, 08/01/09++++.............    3,000       247,500
    PSINet, Inc. Cl-B
      10.00%, 02/15/05++++.............    3,250       268,125
                                                  ------------
                                                     3,599,625
                                                  ------------
MACHINERY & EQUIPMENT -- 1.9%
    Briggs & Stratton Corp.
      8.875%, 03/15/11.................    2,125     2,210,263
    Clark Materials Handling Corp. Cl-D
      10.75%, 11/15/06+,++++...........    2,625             0
    Columbus McKinnon Corp.
      8.50%, 04/01/08..................    2,150     2,010,250
    Simonds Industries, Inc.
      10.25%, 07/01/08.................      900       274,500
    United Rentals, Inc.
      10.75%, 04/15/08.................    3,875     4,126,875
      9.25%, 01/15/09..................    1,400     1,365,000
                                                  ------------
                                                     9,986,888
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.4%
    ALARIS Medical Systems, Inc.
      9.75%, 12/01/06..................    1,000       955,000
      11.625%, 12/01/06 144A...........    1,175     1,274,875
    AmeriSourceBergen Corp.
      8.125%, 09/01/08 144A............      750       787,500
    CONMED Corp........................    2,975     3,019,625
      9.00%, 03/15/08
    Fisher Scientific International,
      Inc.
      7.125%, 12/15/05.................      500       502,500
      9.00%, 02/01/08..................    4,200     4,347,000
      9.00%, 02/01/08..................      500       517,500
    Hanger Orthopedic Group, Inc.
      11.25%, 06/15/09.................    2,575     2,407,625
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................    4,050     4,050,000
                                                  ------------
                                                    17,861,625
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 2.0%
    AEI Resources, Inc.
      10.50%, 12/15/05 144A+,++++......  $ 2,800  $  1,407,000
      11.50%, 12/15/06 144A+,++++......    3,375       413,438
    California Steel Industries, Inc.
      8.50%, 04/01/09..................      525       517,125
    Compass Minerals Group
      10.00%, 08/15/11 144A............      850       886,125
    Euramax International PLC
      11.25%, 10/01/06.................    2,875     2,760,000
    Murrin Murrin Holdings PTY
      9.375%, 08/31/07.................      500       377,500
    Neenah Corp. Cl-B
      11.125%, 05/01/07................    3,125     1,703,125
    Neenah Corp. Cl-F
      11.125%, 05/01/07................    1,450       790,250
    Republic Technologies, Inc.
      13.75%, 07/15/09++++.............    1,700       119,000
    Ryerson Tull, Inc.
      9.125%, 07/15/06.................    1,550     1,464,750
                                                  ------------
                                                    10,438,313
                                                  ------------
OFFICE EQUIPMENT -- 0.8%
    Buhrmann U.S., Inc.
      12.25%, 11/01/09.................    2,925     2,954,250
    Global Imaging Systems, Inc.
      10.75%, 02/15/07.................    1,000     1,005,000
                                                  ------------
                                                     3,959,250
                                                  ------------
OIL & GAS -- 2.8%
    AmeriGas Partners L.P.
      8.875%, 05/20/11 144A............      650       676,000
    BRL Universal Equipment Corp.
      8.875%, 02/15/08.................    2,650     2,769,250
    Comstock Resources, Inc.
      11.25%, 05/01/07.................      750       738,750
    Continental Resources, Inc.
      10.25%, 08/01/08.................    3,075     2,690,625
    Grey Wolf, Inc.
      8.875%, 07/01/07.................      975       950,625
    Hanover Equipment Trust
      8.75%, 09/01/11 144A.............    1,850     1,924,000
    Lone Star Technologies, Inc.
      9.00%, 06/01/11..................    1,850     1,563,250
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09................    1,950     2,115,750
    Tesoro Petroleum Corp.
      9.625%, 11/01/08 144A............    1,500     1,563,750
                                                  ------------
                                                    14,992,000
                                                  ------------
PAPER & FOREST PRODUCTS -- 1.8%
    Georgia-Pacific Corp.
      7.50%, 05/15/06..................    1,250     1,240,913
      8.125%, 05/15/11.................    5,975     5,871,035
    Riverwood International Corp.
      10.875%, 04/01/08................      825       837,375

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Stone Container Corp.
      9.75%, 02/01/11..................  $ 1,300  $  1,404,000
                                                  ------------
                                                     9,353,323
                                                  ------------
PRINTING & PUBLISHING -- 0.9%
    K-III Communications Corp.
      8.50%, 02/01/06..................    1,000       920,000
    Quebecor Media, Inc.
      11.125%, 07/15/11................    2,225     2,380,750
      13.75%, 07/15/11 [STEP]..........    1,700     1,028,500
    Ziff Davis Media, Inc.
      12.00%, 07/15/10.................      900       238,500
                                                  ------------
                                                     4,567,750
                                                  ------------
REAL ESTATE -- 1.3%
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08.................    7,300     6,752,500
                                                  ------------
RESTAURANTS -- 0.8%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08.................    1,750     1,233,750
    Carrols Corp.
      9.50%, 12/01/08..................    2,875     2,760,000
                                                  ------------
                                                     3,993,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.8%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04.................    1,000       410,000
    Michaels Stores, Inc.
      9.25%, 07/01/09..................    1,825     1,952,750
    Penney, (J.C.) Co., Inc.
      7.375%, 06/15/04.................      525       521,719
      7.60%, 04/01/07..................      625       613,281
    Petco Animal Supplies, Inc.
      10.75%, 11/01/11 144A............      925       962,000
                                                  ------------
                                                     4,459,750
                                                  ------------
SEMICONDUCTORS -- 0.4%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07................    1,600     1,672,000
      10.75%, 04/15/09.................      700       241,500
                                                  ------------
                                                     1,913,500
                                                  ------------
TELECOMMUNICATIONS -- 13.0%
    Airgate PCS, Inc.
      13.621%, 10/01/09 [STEP].........    5,300     4,028,000
    Alamosa Delaware, Inc.
      12.50%, 02/01/11.................    1,250     1,268,750
    Alamosa PCS Holdings, Inc.
      13.827%, 02/15/10 [STEP].........    6,275     3,859,125
    American Tower Corp.
      9.375%, 02/01/09.................    2,125     1,715,938
    Asia Global Crossing Ltd.
      13.375%, 10/15/10................    1,000       355,000
    Crown Castle International Corp.
      10.568%, 05/15/11 [STEP].........    8,725     5,496,749
    Dolphin Telecom PLC
      14.00%, 05/15/09 [STEP]++++......    3,200        44,000
    Echostar Broadband Corp.
      10.375%, 10/01/07................    2,825     2,966,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09..................  $ 4,375  $    590,625
    Horizon PCS, Inc.
      13.75%, 06/15/11 144A............    2,000     1,990,000
    Level 3 Communications, Inc.
      12.254%, 12/01/08 [STEP].........    4,135     1,250,838
    Loral Cyberstar, Inc.
      10.00%, 07/15/06.................    2,250     2,188,350
    McLeodUSA, Inc.
      9.816%, 03/01/07 [STEP]..........    5,700     1,225,500
      9.25%, 07/15/07..................      600       135,000
      8.375%, 03/15/08.................    1,250       275,000
    Millicom International Cellular,
      Inc.
      13.50%, 06/01/06.................    4,225     2,809,625
    Nextel Communications, Inc.
      10.214%, 02/15/08 [STEP].........    6,500     4,485,000
      9.375%, 11/15/09.................    8,275     6,537,249
    Nextel International, Inc.
      12.125%, 04/15/08 [STEP].........    1,750        87,500
    Nextel Partners, Inc.
      14.00%, 02/01/09 [STEP]..........    1,235       747,175
      12.50%, 11/15/09 144A............    1,075       962,125
      11.00%, 03/15/10.................    2,425     1,976,375
    NTL, Inc. Cl-B
      11.50%, 02/01/06 [STEP]..........    4,100     1,414,500
      9.316%, 04/01/08 [STEP]..........    7,825     2,230,125
    Pegasus Satellite, Inc.
      12.389%, 03/01/07 [STEP].........    1,450       833,750
    Rogers Cantel, Inc.
      8.80%, 10/01/07..................    4,000     3,940,000
    Telecommunications Techniques Co.
      9.75%, 05/15/08..................    4,925     1,502,125
    Tritel PCS, Inc.
      11.452%, 05/15/09 [STEP].........    5,000     4,275,000
    Triton PCS, Inc.
      11.429%, 05/01/08 [STEP].........    3,300     3,003,000
      9.375%, 02/01/11.................    1,700     1,759,500
      8.75%, 11/15/11 144A.............    1,250     1,256,250
    Viatel, Inc.
      11.25%, 04/15/08++++.............    1,100         2,750
      12.374%, 04/15/08 [STEP]++++.....    2,250         5,625
      11.50%, 03/15/09++++.............      500         1,250
    XM Satellite Radio, Inc.
      14.00%, 03/15/10.................    1,625     1,291,875
    XO Communications, Inc.
      9.00%, 03/15/08++++..............    1,575       157,500
      10.039%, 04/15/08 [STEP]++++.....    3,000       240,000
      12.02%, 06/01/09 [STEP]++++......   10,800       864,000
                                                  ------------
                                                    67,771,424
                                                  ------------
TRANSPORTATION -- 1.3%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07.................    2,900     1,232,695
    Ameritruck Distribution Corp. Cl-B
      12.25%, 11/15/05+,++++...........    1,950             0
    Gearbulk Holding Ltd.
      11.25%, 12/01/04.................    1,500     1,545,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Holt Group, Inc.
      9.75%, 01/15/06+,++++............  $ 1,350  $     47,250
    Stena AB
      10.50%, 12/15/05.................    1,475     1,497,125
      8.75%, 06/15/07..................    2,675     2,447,625
                                                  ------------
                                                     6,769,695
                                                  ------------
UTILITIES -- 3.1%
    Calpine Corp.
      8.50%, 02/15/11..................    9,450     8,457,750
    CMS Energy Corp.
      7.50%, 01/15/09..................    5,425     5,180,875
      8.50%, 04/15/11..................    2,600     2,593,500
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................      175       185,588
                                                  ------------
                                                    16,417,713
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $594,137,138)..................            471,789,626
                                                  ------------
                                         SHARES
                                         ------
COMMON STOCK -- 0.0%
ADVERTISING -- 0.0%
    Advanstar Holdings Corp.
      Warrants*........................    1,100             0
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.0%
    Jostens, Inc. Warrants*............    1,800        18,461
                                                  ------------
CONTAINERS & PACKAGING -- 0.0%
    Russell-Stanley Holdings, Inc.*....   39,000        48,750
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing Systems
      International Warrants*..........      875           875
                                                  ------------
METALS & MINING -- 0.0%
    Republic Technologies, Inc.
      Warrants*........................    1,700             0
    Royal Oak Mines, Inc.*+, ++++......   66,164             0
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Pliant Corp. Warrants*.............    1,000         2,000
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    MediaNews Group, Inc.*.............    1,000        92,625
                                                  ------------
TELECOMMUNICATIONS -- 0.0%
    Loral Cyberstar, Inc. Warrants*....   22,200             0
    Sullivan Broadcasting Holdings,
      Inc.*............................    2,400             0
    UIH Australia Warrants*............    3,100            31
    XM Satellite Radio Holdings, Inc.
      Warrants*........................    2,000           500
                                                  ------------
                                                           531
                                                  ------------
TOTAL COMMON STOCK
  (Cost $900,998)......................                163,242
                                                  ------------
PREFERRED STOCK -- 2.2%

                                         SHARES      VALUE
                                         ------      -----
BROADCASTING -- 0.9%
    Sinclair Capital Cl-A
      11.625%*.........................   47,225  $  4,651,663
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing System
      International
      8.00%............................   63,104        24,112
                                                  ------------
FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]++++*................    8,483             0
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK]*....................    7,408       150,012
                                                  ------------
PRINTING & PUBLISHING -- 0.6%
    Primedia, Inc. Cl-D
      10.00%...........................   11,500       477,250
    Primedia, Inc. Cl-F
      9.20%............................   26,250     1,089,375
    Primedia, Inc. Cl-H
      8.625%...........................   43,100     1,788,650
                                                  ------------
                                                     3,355,275
                                                  ------------
TELECOMMUNICATIONS -- 0.7%
    Nextel Communications, Inc.
      13.00% [PIK].....................    1,451       819,815
    Nextel Communications, Inc. Cl-E
      11.125% [PIK]*...................    1,124       556,380
    Pegasus Communications Corp. Cl-A
      12.75% [PIK]*....................    3,121     2,262,670
                                                  ------------
                                                     3,638,865
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $18,814,913)...................             11,819,927
                                                  ------------
                                           PAR
                                          (000)
                                          -----
REPURCHASE AGREEMENTS -- 5.4%
    Greenwich Capital Markets, Inc.
      1.60% dated 12/31/01 maturing
      1/02/02, repurchase price
      $28,281,514
      (Collateralized by U.S. Treasury
      Notes, par value $29,031,000
      market value $28,861,598 due
      05/02/02)
    (Cost $28,279,000).................  $28,279    28,279,000
                                                  ------------
TOTAL INVESTMENTS -- 97.4%
  (Cost $642,132,049)..................            512,051,795
OTHER ASSETS LESS
  LIABILITIES -- 2.6%..................             13,769,507
                                                  ------------
NET ASSETS -- 100.0%...................           $525,821,302
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 47.2%
ADVERTISING -- 0.2%
    Getty Images, Inc.*..............       1,600   $     36,768
    Lamar Advertising Co.*sec........       1,600         67,744
    Omnicom Group, Inc.sec...........       3,800        339,530
    TMP Worldwide, Inc.*.............       4,100        175,890
                                                    ------------
                                                         619,932
                                                    ------------
AEROSPACE -- 0.3%
    Curtiss-Wright Corp. Cl-B........         181          8,417
    General Dynamics Corp. ..........       2,500        199,100
    General Motors Corp. Cl-H*.......      12,900        199,305
    Lockheed Martin Corp. ...........       6,600        308,022
    Raytheon Co. ....................      11,300        366,911
    Triumph Group, Inc.*.............       2,000         65,000
                                                    ------------
                                                       1,146,755
                                                    ------------
AIRLINES -- 0.1%
    Delta Air Lines, Inc.............       5,000        146,300
    Frontier Airlines, Inc.*.........       1,500         25,500
    SkyWest, Inc.....................       3,200         81,440
    Southwest Airlines Co.sec........       6,787        125,424
                                                    ------------
                                                         378,664
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. ..................      28,500        448,020
    General Motors Corp.sec..........       3,080        149,688
    Honda Motor Co. Ltd. [ADR].......       1,000         81,510
    Oshkosh Truck Corp. .............       3,000        146,250
                                                    ------------
                                                         825,468
                                                    ------------
AUTOMOTIVE PARTS -- 0.3%
    Arvinmeritor, Inc. ..............       1,800         35,352
    Copart, Inc.*....................       1,300         47,281
    Delphi Automotive Systems
      Corp. .........................       6,919         94,514
    Goodyear Tire & Rubber Co.sec....       1,800         42,858
    O' Reilly Automotive, Inc.*......       3,200        116,704
    TRW, Inc. .......................      16,500        611,159
    Visteon Corp. ...................       2,094         31,494
                                                    ------------
                                                         979,362
                                                    ------------
BEVERAGES -- 0.9%
    Anheuser-Busch Companies,
      Inc. ..........................      11,800        533,478
    Coca-Cola Co.sec.................      33,300      1,570,095
    PepsiAmericas, Inc. .............       2,800         38,640
    PepsiCo, Inc. ...................      20,700      1,007,883
                                                    ------------
                                                       3,150,096
                                                    ------------
BROADCASTING -- 0.7%
    Barra, Inc.*.....................       3,000        141,270
    Belo Corp. Cl-A..................       3,400         63,750
    Cox Radio, Inc. Cl-A*............       8,300        211,484
    Entercom Communications
      Corp.*sec......................         700         35,000
    Fox Entertainment Group, Inc.
      Cl-A*..........................       2,400         63,672
    Hispanic Broadcasting
      Corp.*sec......................       5,100        130,050
    Liberty Media Corp. Cl-A*........      53,100        743,400
    News Corp. Ltd.sec...............       5,400        171,774

                                         SHARES        VALUE
                                         ------        -----
    Radio One, Inc. Cl-D*............       5,800   $    104,458
    Salem Communications Corp.
      Cl-A*..........................       1,500         34,500
    Sinclair Broadcast Group,
      Inc.*..........................       6,500         61,490
    Spanish Broadcasting Systems,
      Inc.*..........................      18,200        179,998
    Univision Communications, Inc.
      Cl-A*sec.......................       2,800        113,288
    USA Networks, Inc.*..............       3,400         92,854
    Westwood One, Inc.*..............       5,400        162,270
                                                    ------------
                                                       2,309,258
                                                    ------------
BUILDING MATERIALS -- 0.2%
    American Standard Companies,
      Inc.*..........................       1,000         68,230
    Insituform Technologies, Inc.*...       2,400         61,392
    Martin Marietta Materials
      Corp. .........................       2,100         97,860
    Masco Corp. .....................      10,800        264,600
    Modine Manufacturing Co. ........       1,100         25,663
    SCP Pool Corp.*..................       5,850        160,583
    York International Corp. ........       1,200         45,756
                                                    ------------
                                                         724,084
                                                    ------------
BUSINESS SERVICES -- 0.6%
    ChoicePoint, Inc.*...............         800         40,552
    Corporate Executive Board
      Co.*sec........................       5,000        183,500
    Dun & Bradstreet Corp.*..........       3,250        114,725
    Exult, Inc.*.....................      23,700        380,385
    F.Y.I., Inc.*....................       1,600         53,600
    First Data Corp.sec..............       5,900        462,855
    Forrester Research, Inc.*........       3,000         60,420
    Foundry Networks, Inc.*..........         800          6,520
    G & K Services, Inc. ............       2,000         64,600
    Informatica Corp.*...............       2,900         42,079
    Interwoven, Inc.*................         600          5,844
    Iron Mountain, Inc.*sec..........         900         39,420
    Manpower, Inc. ..................       3,700        124,727
    Micromuse, Inc.*.................       1,200         18,000
    Robert Half International,
      Inc.*..........................       6,500        173,550
    RSA Security, Inc.*..............         900         15,714
    Viad Corp. ......................       2,500         59,200
                                                    ------------
                                                       1,845,691
                                                    ------------
CABLE TELEVISION -- 0.3%
    Cablevision Systems Corp. -- New
      York Group Cl-A*sec............         800         37,960
    Cablevision Systems Corp. --
      Rainbow Media Group*sec........         400          9,880
    Charter Communications, Inc.
      Cl-A*sec.......................       3,500         57,505
    Comcast Corp. Cl-A*sec...........      22,400        806,400
    Young Broadcasting, Inc. Cl-A*...         800         14,360
                                                    ------------
                                                         926,105
                                                    ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. ....................       1,700         58,310
    Mettler-Toledo International,
      Inc.*..........................       1,500         77,775
                                                    ------------
                                                         136,085
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
CHEMICALS -- 0.7%
    Arch Chemicals, Inc. ............       4,150   $     96,280
    Cabot Corp. .....................       6,800        242,760
    Cabot Microelectronics Corp.*....       1,849        146,533
    Crompton Corp. ..................       5,451         49,059
    Dow Chemical Co. ................      14,700        496,566
    DuPont, (E.I.) de Nemours &
      Co. ...........................      14,359        610,402
    Ecolab, Inc.sec..................       3,400        136,850
    FMC Corp.*.......................         500         29,750
    Grace, (W.R.) & Co.*.............      14,000         21,700
    Great Lakes Chemical Corp. ......       1,300         31,564
    IMC Global, Inc. ................       6,000         78,000
    Olin Corp. ......................       1,800         29,052
    Polyone Corp. ...................       3,400         33,320
    Rohm & Haas Co. .................       3,000        103,890
    Solutia, Inc. ...................       2,760         38,695
    Symyx Technologies, Inc.*........       2,000         42,480
                                                    ------------
                                                       2,186,901
                                                    ------------
CLOTHING & APPAREL -- 0.3%
    Abercrombie & Fitch Co. Cl-A*....       2,900         76,937
    American Eagle Outfitters,
      Inc.*..........................       3,000         78,510
    AnnTaylor Stores Corp.*..........       1,600         56,000
    Coach, Inc.*sec..................       1,000         38,980
    Intimate Brands, Inc. ...........      12,400        184,264
    Liz Claiborne, Inc. .............         800         39,800
    Nike, Inc. Cl-B..................       5,600        314,944
    Quicksilver, Inc.*...............       1,500         25,800
    Ross Stores, Inc. ...............       2,500         80,200
    Skechers USA, Inc. Cl-A*.........       1,200         17,544
    Too, Inc.*.......................       2,000         55,000
    Unifi, Inc.*.....................       4,800         34,800
    Vans, Inc.*......................       3,500         44,590
                                                    ------------
                                                       1,047,369
                                                    ------------
COMPUTER HARDWARE -- 0.8%
    Black Box Corp.*.................       1,400         74,032
    Compaq Computer Corp. ...........      23,068        225,144
    Dell Computer Corp.*sec..........      22,600        614,268
    EMC Corp.*.......................      22,300        299,712
    Insight Enterprises, Inc.*.......       2,300         56,580
    International Business Machines
      Corp. .........................      10,450      1,264,032
    National Instruments Corp.*......       1,500         56,190
    Quantum Corp.-DLT & Storage
      Systems*.......................       2,000         19,700
    Sandisk Corp.*...................       1,000         14,400
    Silicon Storage Technology,
      Inc.*..........................       1,400         13,496
    Storage Technology Corp.*sec.....       3,700         76,479
                                                    ------------
                                                       2,714,033
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 2.9%
    3Com Corp.*......................      12,200         77,836
    Actuate Corp.*...................       3,800         20,026
    Affiliated Computer Services,
      Inc. Cl-A*sec..................       1,800        191,034
    Ariba, Inc.*sec..................       4,400         27,104
    BEA Systems, Inc.*...............       5,900         90,919

                                         SHARES        VALUE
                                         ------        -----
    Brocade Communications Systems,
      Inc.*sec.......................       3,800   $    125,856
    Brooks Automation, Inc.*sec......         700         28,469
    Cadence Design Systems, Inc.*....       3,700         81,104
    Catalina Marketing Corp.*........       1,400         48,580
    Ceridan Corp.*...................       3,100         58,125
    Cisco Systems, Inc.*.............      90,600      1,640,766
    DST Systems, Inc.*...............         800         39,880
    Eclipsys Corp.*..................       1,500         25,125
    Electronic Arts, Inc.*...........       2,800        167,860
    Embarcadero Technologies,
      Inc.*..........................       1,500         36,300
    Extreme Networks, Inc.*sec.......         500          6,450
    FactSet Research Systems,
      Inc. ..........................       2,000         69,900
    Fair, Isaac & Co., Inc. .........       1,000         63,020
    Fiserv, Inc.*....................       3,487        147,570
    Global Payments, Inc. ...........       2,000         68,800
    Henry, (Jack) & Associates,
      Inc. ..........................       1,200         26,208
    HNC Software, Inc.*..............       2,000         41,200
    I2 Technologies, Inc.*sec........       2,600         20,540
    In Focus Systems*sec.............       2,000         44,040
    Inktomi Corp.*...................       1,400          9,394
    Integrated Silicon Solution*.....       1,500         18,360
    MatrixOne, Inc.*.................       1,200         15,588
    Mercury Interactive Corp.*.......       4,000        135,920
    Microsoft Corp.*.................      57,000      3,776,250
    Netegrity, Inc.*sec..............         800         15,488
    NETIQ Corp.*.....................         600         21,156
    Openwave Systems, Inc.*..........       4,305         42,146
    Oracle Corp.*sec.................      63,300        874,173
    Packeteer, Inc.*.................       2,800         20,636
    Peregrine Systems, Inc.*sec......       2,800         41,524
    Rational Software Corp.*.........       5,700        111,150
    Redback Networks, Inc.*..........       1,100          4,345
    Serena Software, Inc.*...........       2,000         43,480
    Siebel Systems, Inc.*sec.........      13,200        369,336
    Sun Microsystems, Inc.*sec.......      18,600        229,524
    SunGard Data Systems,
      Inc.*sec.......................       6,400        185,152
    Sybase, Inc.*....................       4,030         63,513
    Symantec Corp.*..................       2,500        165,825
    Tech Data Corp.*.................       1,900         82,232
    THQ, Inc.*.......................         500         24,235
    Tibco Software, Inc.*............       1,800         26,874
    Veritas Software Corp.*sec.......       6,000        268,920
    Websense, Inc.*..................       2,000         64,140
                                                    ------------
                                                       9,756,073
                                                    ------------
CONGLOMERATES -- 1.4%
    ITT Industries, Inc. ............       1,200         60,600
    Minnesota Mining & Manufacturing
      Co.sec.........................       6,500        768,365
    Philip Morris Co., Inc. .........      36,300      1,664,355
    Textron, Inc. ...................       3,900        161,694
    Tyco International Ltd.sec.......      35,000      2,061,500
                                                    ------------
                                                       4,716,514
                                                    ------------
CONSTRUCTION -- 0.1%
    Dycom Industries, Inc.*..........       3,100         51,801
    Granite Construction, Inc. ......       2,975         71,638

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Jacobs Engineering Group,
      Inc.*..........................       1,200   $     79,200
    Lennar Corp. ....................       1,400         65,548
    Palm Harbor Homes, Inc.*.........       1,500         35,925
    Schuler Homes, Inc.*.............       1,800         35,730
    Toll Brothers, Inc.*.............         800         35,120
                                                    ------------
                                                         374,962
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
    Clorox Co. ......................       8,256        326,525
    Colgate-Palmolive Co.sec.........       8,700        502,425
    Dial Corp. ......................       1,400         24,010
    Dollar Thrifty Automotive
      Group*.........................       3,600         55,800
    Eastman Kodak Co. ...............       4,100        120,663
    Fortune Brands, Inc. ............       4,400        174,196
    Gillette Co.sec..................       9,300        310,620
    Johnson & Johnson Co.sec.........      44,346      2,620,848
    Keane, Inc.*.....................         900         16,227
    Lancaster Colony Corp. ..........       1,550         55,041
    Pittston Brink's Group...........       1,300         28,730
    Procter & Gamble Co. ............      19,800      1,566,774
    Safelite Glass Corp. Cl-A
      Warrants*+.....................       3,162              0
    Safelite Glass Corp. Cl-B*+......       1,290          2,503
    Safelite Glass Corp. Cl-B
      Warrants*+.....................       2,108              0
    The BISYS Group, Inc.*sec........       1,000         63,990
    Universal Corp. .................       3,100        112,871
                                                    ------------
                                                       5,981,223
                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp. of America*......       3,500         63,525
    Smurfit-Stone Container
      Corp.*sec......................       2,500         39,925
    Sonoco Products Co. .............       3,910        103,928
                                                    ------------
                                                         207,378
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    Amphenol Corp.*..................         800         38,440
    Analog Devices, Inc.*sec.........      27,400      1,216,286
    Arrow Electronics, Inc.*.........       2,100         62,790
    AVX Corp.sec.....................       3,800         89,642
    Cable Design Technologies
      Corp.*.........................       2,500         34,200
    Coherent, Inc.*..................         500         15,460
    Cooper Industries, Inc. .........       1,500         52,380
    Cree, Inc.*sec...................       3,000         88,380
    Diebold, Inc. ...................       1,500         60,660
    Dionex Corp.*....................       1,000         25,510
    Emulex Corp.*....................         900         35,559
    Flextronics International
      Ltd.*sec.......................      34,000        815,660
    General Electric Co. ............      98,200      3,935,855
    Gentex Corp.*....................       2,500         66,825
    Harman International Industries,
      Inc. ..........................       2,500        112,750
    Harmonic, Inc.*..................       3,800         45,676
    Hitachi Ltd. [ADR]...............       2,500        182,975
    Jabil Circuit, Inc.*.............       2,900         65,888
    KEMET Corp.*.....................       1,200         21,300
    KLA-Tencor Corp.*................       8,900        441,084
    Koninklijke (Royal) Philips
      Electronics NV NY Reg.sec......       5,689        165,620
    Littelfuse, Inc.*................       1,000         26,240
    Plexus Corp.*....................       3,000         79,680
    Sanmina Corp.*sec................      33,784        672,302

                                         SHARES        VALUE
                                         ------        -----
    Synopsys, Inc.*sec...............       1,000   $     59,070
    Technitrol, Inc. ................       1,500         41,430
    Teleflex, Inc. ..................       1,800         85,158
    Ultimate Electronics, Inc.*......       4,700        141,000
    Varian, Inc.*....................       1,900         61,636
    Vishay Intertechnology, Inc.*....         900         17,550
                                                    ------------
                                                       8,757,006
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.0%
    AOL Time Warner, Inc.*...........      46,100      1,479,810
    Brunswick Corp. .................       1,300         28,288
    Carnival Corp.sec................       7,700        216,216
    Gemstar-TV Guide International,
      Inc.*..........................       1,600         44,320
    International Speedway Corp.
      Cl-A...........................         800         31,280
    Macrovision Corp.*...............       2,000         70,440
    Mandalay Resort Group*...........       3,500         74,900
    Six Flags, Inc.*.................       5,400         83,052
    The Walt Disney Co. .............      21,892        453,602
    Travelcenters of America*........         525          5,381
    Viacom, Inc. Cl-B*...............      20,965        925,605
                                                    ------------
                                                       3,412,894
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Republic Services, Inc.*.........       2,300         45,931
    Tetra Tech, Inc.*................       2,053         40,875
    Waste Connections, Inc.*.........       1,000         30,990
    Waste Management, Inc. ..........      22,759        726,240
                                                    ------------
                                                         844,036
                                                    ------------
FARMING & AGRICULTURE -- 0.0%
    Delta & Pine Land Co. ...........       1,400         31,682
    Monsanto Co. ....................       1,900         64,220
                                                    ------------
                                                          95,902
                                                    ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Astoria Financial Corp. .........       6,400        169,344
    Australia & New Zealand Banking
      Group Ltd. [ADR]...............       3,600        164,484
    Banco Bradesco SA [ADR]..........       6,600        169,620
    Banco Santiago SA [ADR]..........      14,200        315,950
    Bank of America Corp. ...........      28,960      1,823,031
    BankAtlantic Bancorp, Inc.
      Cl-A...........................       3,600         33,048
    BBVA Banco Frances SA [ADR]......       5,660         37,243
    Citizens Banking Corp. ..........       2,000         65,760
    City National Corp. .............       1,800         84,330
    Commerce Bancshares, Inc. .......      15,225        593,623
    Community First Bankshares,
      Inc. ..........................       2,500         64,225
    Compass Bancshares, Inc. ........       4,500        127,350
    Dime Bancorp, Inc.sec............       3,100        111,848
    East West Bancorp, Inc. .........       1,300         33,475
    First Tennessee National
      Corp.sec.......................       5,400        195,804
    First Virginia Banks, Inc. ......       2,000        101,520
    FleetBoston Financial Corp. .....      33,656      1,228,444
    Golden State Bancorp, Inc. ......       2,000         52,300
    GreenPoint Financial Corp. ......       3,000        107,250
    Hibernia Corp. Cl-A..............       5,500         97,845
    J.P. Morgan Chase & Co.sec.......      15,388        559,354

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    M&T Bank Corp. ..................       1,200   $     87,420
    Marshall & Ilsley Corp. .........       2,200        139,216
    Mellon Financial Corp. ..........      16,100        605,682
    Mercantile Bankshares Corp. .....       3,300        142,032
    National Commerce Financial
      Corp. .........................       4,900        123,970
    North Fork Bancorporation,
      Inc. ..........................       4,400        140,756
    Riggs National Corp. ............       3,000         41,910
    Roslyn Bancorp, Inc. ............       2,400         42,000
    Silicon Valley Bancshares*.......       3,000         80,190
    Southwest Bancorporation of
      Texas, Inc.*...................       2,000         60,540
    Sterling Bancshares, Inc. .......       2,400         30,048
    TCF Financial Corp. .............       2,600        124,748
    Texas Reginal Bancshares, Inc.
      Cl-A...........................       1,300         49,205
    U.S. Bancorp.....................      78,500      1,643,005
    UCBH Holdings, Inc. .............       3,000         85,320
    Uniao de Bancos Brasileiros SA
      [GDR]..........................       8,000        178,400
    Union BanCal Corp. ..............         900         34,200
    Wachovia Corp.sec................      60,300      1,891,007
    Wilmington Trust Corp. ..........       1,900        120,289
                                                    ------------
                                                      11,755,786
                                                    ------------
FINANCIAL SERVICES -- 2.8%
    Affiliated Managers Group,
      Inc.*..........................       1,400         98,672
    AMBAC Financial Group, Inc. .....       5,100        295,086
    Americredit Corp.*...............       1,600         50,480
    Citigroup, Inc. .................      70,941      3,581,101
    Concord EFS, Inc.*sec............       7,600        249,128
    Eaton Vance Corp. ...............       3,000        106,650
    Edwards, (A.G.), Inc. ...........       2,850        125,885
    Fannie Mae.......................      13,700      1,089,150
    Federated Investors, Inc. .......       3,000         95,640
    Franklin Resources, Inc.sec......       7,700        271,579
    Freddie Mac......................      10,100        660,540
    Goldman Sachs Group, Inc.sec.....       9,400        871,850
    Investment Technology Group,
      Inc.*..........................       3,750        146,513
    Investors Financial Service
      Corp. .........................       1,400         92,694
    Legg Mason, Inc.sec..............       1,400         69,972
    Merrill Lynch & Co., Inc. .......      12,700        661,924
    Metris Companies, Inc.sec........       1,000         25,710
    Moody's Corp. ...................       2,500         99,650
    Prudential Financial,
      Inc.*sec.......................       4,900        162,631
    Schwab, (Charles) Corp. .........      19,500        301,665
    SEI Investments Co. .............       1,000         45,110
    Triad Guaranty, Inc.*............       2,200         79,794
    Waddell & Reed Financial, Inc.
      Cl-A...........................       1,600         51,520
                                                    ------------
                                                       9,232,944
                                                    ------------
FOOD -- 0.5%
    American Italian Pasta Co.
      Cl-A*..........................         700         29,421
    Dean Foods, Inc.*sec.............         600         40,920
    Dole Food Co. ...................         900         24,147
    Dreyer's Grand Ice Cream,
      Inc. ..........................       1,600         61,616
    Flowers Foods, Inc.*.............         600         23,952
    General Mills, Inc.sec...........       7,900        410,879
    Heinz, (H.J.) Co. ...............       3,650        150,088

                                         SHARES        VALUE
                                         ------        -----
    McCormick & Co., Inc. ...........       1,800   $     75,546
    Perfromance Food Group
      Co.*sec........................       1,000         35,170
    Safeway, Inc.*sec................       2,960        123,580
    Smithfield Foods, Inc.*..........       2,400         52,896
    Sysco Corp. .....................       5,500        144,210
    Tootsie Roll Industries, Inc. ...       1,924         75,190
    Unilever NV NY Reg...............       5,343        307,810
    Whole Foods Market, Inc.*........       1,400         60,984
    Wrigley, (Wm., Jr.) Co. .........       2,700        138,699
                                                    ------------
                                                       1,755,108
                                                    ------------
FURNITURE -- 0.1%
    Cost Plus, Inc.*.................       6,000        159,000
    Furniture Brands International,
      Inc.*..........................       2,200         70,444
                                                    ------------
                                                         229,444
                                                    ------------
HEALTHCARE SERVICES -- 1.0%
    Accredo Health, Inc.*sec.........         800         31,760
    Apria Healthcare Group, Inc.*....       1,700         42,483
    Cardinal Health, Inc.sec.........       6,550        423,523
    Community Health Systems,
      inc.*..........................       1,000         25,500
    DaVita, Inc.*....................       1,500         36,675
    First Health Group Corp.*........       3,200         79,168
    Gentiva Health Services, Inc.*...         900         19,755
    HCA, Inc.sec.....................       5,400        208,116
    Health Net, Inc.*................       6,400        139,392
    Laboratory Corp. of America
      Holdings*sec...................       8,300        671,055
    LifePoint Hospitals, Inc.*.......       1,700         57,868
    McKesson Corp. ..................       4,900        183,260
    Medarex, Inc.*...................       3,500         62,860
    Myriad Genetics, Inc.*...........         300         15,792
    Omnicare, Inc. ..................       6,600        164,208
    Oxford Health Plans, Inc.*.......       1,300         39,182
    Protein Design Labs, Inc.*sec....       2,000         65,860
    Province Healthcare Co.*.........       1,000         30,860
    Quest Diagnostic, Inc.*sec.......       2,400        172,104
    Triad Hospitals, Inc.*...........       1,478         43,387
    Unilab Corp.*....................       1,300         32,630
    United Surgical Partners
      International, Inc.*...........       4,000         84,600
    UnitedHealth Group, Inc. ........       6,400        452,928
    Universal Health Services, Inc.
      Cl-B*..........................       1,000         42,780
    Wellpoint Health Networks,
      Inc.*..........................         800         93,480
                                                    ------------
                                                       3,219,226
                                                    ------------
HOTELS & MOTELS -- 0.1%
    Extended Stay America, Inc.*.....       3,200         52,480
    Lasalle Hotel Properties
      [REIT].........................       6,500         76,310
    Marriott International, Inc.
      Cl-Asec........................       3,700        150,405
                                                    ------------
                                                         279,195
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Actuant Corp.*...................      13,600        456,960
    Crane Co. .......................       2,500         64,100
                                                    ------------
                                                         521,060
                                                    ------------

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
INSURANCE -- 2.3%
    AFLAC, Inc. .....................       6,200   $    152,272
    Allmerica Financial Corp. .......       1,000         44,550
    American Financial Group,
      Inc. ..........................       1,600         39,280
    American International Group,
      Inc. ..........................      31,530      2,503,482
    Arthur J. Gallagher & Co. .......       1,700         58,633
    Berkshire Hathaway, Inc.*........           2        151,200
    Brown & Brown, Inc. .............       1,600         43,680
    CIGNA Corp. .....................       2,900        268,685
    Hooper Holmes, Inc. .............       8,400         75,180
    Horace Mann Educators Corp. .....      22,600        479,572
    Loews Corp. .....................       1,500         83,070
    Marsh & McLennan Companies,
      Inc. ..........................       3,600        386,820
    Max Re Capital Ltd.*.............       8,200        128,412
    Mercury General Corp. ...........      15,800        689,828
    MetLife, Inc.sec.................       4,400        139,392
    Nationwide Financial Services,
      Inc. ..........................       3,500        145,110
    Ohio Casualty Corp. .............      51,800        831,390
    Old Republic International
      Corp. .........................       6,300        176,463
    PMI Group, Inc.sec...............         800         53,608
    Protective Life Corp. ...........       2,000         57,860
    Radian Group, Inc. ..............       2,400        103,080
    StanCorp Financial Group,
      Inc. ..........................       3,000        141,750
    Stewart Information Services
      Corp.*.........................       1,500         29,625
    The Hartford Financial Services
      Group, Inc. ...................       5,900        370,697
    The Principal Financial Group,
      Inc.*sec.......................       3,200         76,800
    Transatlantic Holdings, Inc. ....         775         70,525
    UnumProvident Corp. .............       3,100         82,181
    XL Capital Ltd. Cl-A.............       2,100        191,856
                                                    ------------
                                                       7,575,001
                                                    ------------
INTERNET SERVICES -- 0.7%
    Akamai Technologies, Inc.*sec....         500          2,970
    Art Technology Group, Inc.*......         600          2,088
    CNET Networks, Inc.*.............       4,500         40,365
    Digital Insight Corp.*...........       4,000         89,440
    E.piphany, Inc.*.................         600          5,226
    Earthlink, Inc.*.................       2,500         30,425
    Internet Security Systems,
      Inc.*sec.......................       1,900         60,914
    Juniper Networks, Inc.*sec.......       7,700        145,915
    KPMG Consulting, Inc.*...........      11,200        185,584
    Liberate Technologies, Inc.*.....       1,200         13,776
    Macromedia, Inc.*................       2,000         35,600
    Meredith Corp. ..................         600         21,390
    Oak Technology, Inc.*............       2,500         34,375
    Pacific Century CyberWorks
      Ltd.*sec.......................       6,369         17,196
    Register.com, Inc.*..............       3,300         37,950
    Sabre Holdings Corp.*sec.........      12,100        512,435
    SonicWALL, Inc.*sec..............       6,100        118,584
    Stellent, Inc.*..................       1,000         29,560
    VeriSign, Inc.*sec...............      19,800        753,192
    Verity, Inc.*....................       1,000         20,250
    Vignette Corp.*..................       4,700         25,239
                                                    ------------
                                                       2,182,474
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. .............         342   $      9,371
    Rayonier, Inc. ..................       1,600         80,752
                                                    ------------
                                                          90,123
                                                    ------------
MACHINERY & EQUIPMENT -- 0.6%
    Baker Hughes, Inc. ..............       6,400        233,408
    Caterpillar, Inc.sec.............       6,000        313,500
    Cognex Corp.*....................       1,300         33,293
    Cooper Cameron Corp.*............       1,100         44,396
    Danaher Corp.sec.................       5,200        313,612
    Dover Corp.sec...................       4,900        181,643
    Federal Signal Corp. ............       3,600         80,172
    Flowserve Corp.*.................       2,900         77,169
    Gencorp, Inc. ...................       2,800         39,508
    Grant Prideco, Inc.*.............       2,320         26,680
    Kaydon Corp. ....................       2,200         49,896
    Nordson Corp. ...................       9,300        245,613
    Pall Corp. ......................       5,800        139,548
    Precision Castparts Corp. .......       2,800         79,100
    Tecumseh Products Co. Cl-A.......       1,400         70,882
    Weatherford International,
      Inc.*..........................       2,320         86,443
                                                    ------------
                                                       2,014,863
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Abbott Laboratories..............      25,800      1,438,349
    Advanced Neuromodulation Systems,
      Inc.*..........................       1,500         52,875
    Affymetrix, Inc.*................       1,400         52,850
    AmerisourceBergen Corp.sec.......       1,300         82,615
    Amgen, Inc.*sec..................      15,500        874,820
    Apogent Technologies, Inc.*......       3,700         95,460
    Applera Corp.-Celera Genomics
      Group*.........................         700         18,683
    Baxter International, Inc. ......      11,300        606,019
    Beckman Coulter, Inc. ...........         600         26,580
    Boston Scientific Corp.*.........       6,700        161,604
    Bruker Daltonics, Inc.*..........       2,000         32,700
    CIMA Labs, Inc.*.................       1,700         61,455
    Cytyc Corp.*sec..................       3,000         78,300
    Deltagen, Inc.*..................       4,000         36,800
    Dentsply International, Inc. ....       1,700         85,340
    Edwards Lifesciences Corp.*......       1,600         44,208
    Genzyme Biosurgery Corp.*........          21            112
    Guidant Corp.*...................       5,800        288,840
    Hillenbrand Industries, Inc. ....       1,600         88,432
    Invitrogen Corp.*sec.............       1,562         96,735
    Patterson Dental Co.*............       1,000         40,930
    ResMed, Inc.*sec.................         500         26,960
    St. Jude Medical, Inc.*..........       1,700        132,005
    STERIS Corp.*....................       4,000         73,080
    Techne Corp.*....................       3,400        125,290
    Varian Medical Systems, Inc.*....       1,500        106,890
                                                    ------------
                                                       4,727,932
                                                    ------------
METALS & MINING -- 0.5%
    AK Steel Holding Corp.*..........       2,000         22,760
    Alcoa, Inc. .....................      10,600        376,830
    Carpenter Technology Corp. ......       3,200         85,184

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Cleveland-Cliffs, Inc. ..........       1,500   $     27,450
    Companhia Vale do Rio Doce
      [ADR]*.........................       8,000        188,880
    Inco Ltd.*.......................       4,400         74,536
    Newmont Mining Corp.sec..........       8,459        161,651
    Nucor Corp. .....................       6,400        338,944
    Phelps Dodge Corp.sec............       5,500        178,200
    Stillwater Mining Co.*...........       2,600         48,100
    USX-U.S. Steel Group, Inc.*......       1,500         27,165
                                                    ------------
                                                       1,529,700
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Herman Miller, Inc. .............       2,000         47,320
    Lexmark International,
      Inc.*sec.......................       2,600        153,400
    Standard Register Co. ...........       2,700         50,031
    Wallace Computer Service,
      Inc. ..........................       2,900         55,071
                                                    ------------
                                                         305,822
                                                    ------------
OIL & GAS -- 3.4%
    Amerada Hess Corp. ..............       2,300        143,750
    Anadarko Petroleum Corp.sec......       2,506        142,466
    BJ Services Co.*.................       4,400        142,780
    BP PLC [ADR].....................      12,900        599,979
    Cabot Oil & Gas Corp. ...........       1,600         38,480
    ChevronTexaco Corp.sec...........      19,061      1,708,056
    Diamond Offshore Drilling,
      Inc.sec........................       1,200         36,480
    Energen Corp. ...................       4,000         98,600
    ENI Co. SPA [ADR]sec.............       4,400        272,624
    ENSCO International, Inc. .......       2,400         59,640
    Exxon Mobil Corp. ...............      78,166      3,071,923
    GlobalSantaFe Corp.sec...........       1,892         53,960
    Grey Wolf, Inc.*.................      10,000         29,700
    Murphy Oil Corp.sec..............       1,000         84,040
    National Fuel Gas Co. ...........       2,400         59,280
    Noble Affiliates, Inc. ..........       2,500         88,225
    Ocean Energy, Inc. ..............       2,200         42,240
    Patterson-UTI Energy, Inc.*......       5,000        116,550
    Petroleo Brasileiro SA [ADR].....      11,900        264,537
    Pride International, Inc.*.......       1,100         16,610
    Royal Dutch Petroleum Co. .......      27,300      1,338,246
    Schlumberger Ltd.sec.............       7,100        390,145
    Shell Transport & Trading Co.
      [ADR]..........................       6,200        256,990
    Smith International, Inc.*sec....       2,000        107,240
    Spinnaker Exploration Co.*.......         400         16,464
    Stone Energy Corp.*..............       1,400         55,300
    Tidewater, Inc. .................       1,600         54,240
    Tom Brown, Inc.*.................       3,500         94,535
    TotalFinaElf SA [ADR]............      10,507        738,012
    Transocean Sedco Forex, Inc. ....       2,539         85,869
    Unocal Corp. ....................      10,300        371,521
    USX-Marathon Group, Inc. ........      10,400        312,000
    Valero Energy Corp.sec...........       2,500         95,300
    WGL Holdings, Inc. ..............       2,100         61,047
    Williams Companies, Inc. ........       7,000        178,640
                                                    ------------
                                                      11,225,469
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
PAPER & FOREST PRODUCTS -- 0.3%
    Bowater, Inc.sec.................         600   $     28,620
    Glatfelter, (P.H.) Co. ..........       2,600         40,508
    International Paper Co.sec.......       7,500        302,625
    Kimberly-Clark Corp. ............       4,700        281,060
    Mead Corp. ......................       3,100         95,759
    Plum Creek Timber Co., Inc. .....       1,507         42,723
    Potlatch Corp. ..................       1,200         35,184
    Wausau-Mosinee Paper Corp. ......       3,700         44,770
    Weyerhaeuser Co. ................       3,100        167,648
                                                    ------------
                                                       1,038,897
                                                    ------------
PERSONAL SERVICES -- 0.2%
    Apollo Group, Inc. Cl-A*.........       2,550        114,776
    Bright Horizons Family
      Solutions*.....................       1,200         33,588
    Cendant Corp.*sec................      10,700        209,827
    DeVry, Inc.*.....................       3,100         88,195
    Matthews International Corp.
      Cl-A...........................       3,800         93,404
    University of Phoenix Online*....       1,000         32,590
                                                    ------------
                                                         572,380
                                                    ------------
PHARMACEUTICALS -- 3.6%
    Abgenix, Inc.*...................       2,400         80,736
    Advance Paradigm, Inc.*sec.......       1,000         29,350
    Albany Molecular Research,
      Inc.*..........................         900         23,841
    Alkermes, Inc.*sec...............       4,100        108,076
    American Home Products Corp. ....      23,800      1,460,368
    Andrx Group*.....................       1,000         70,410
    Bristol-Meyers Squibb Co. .......      16,300        831,300
    Celgene Corp.*...................         500         15,960
    Cephalon, Inc.*sec...............       1,028         77,701
    CORR Therapeutics*sec............         900         21,537
    Enzon, Inc.*.....................       1,200         67,536
    Express Scripts, Inc.*sec........       1,000         46,760
    Genentech, Inc.*sec..............       6,800        368,900
    Gilead Sciences, Inc.*...........       2,500        164,300
    GlaxoSmithKline PLC [ADR]........      12,100        602,822
    Human Genome Sciences,
      Inc.*sec.......................       2,000         67,440
    IDEC Pharmaceuticals
      Corp.*sec......................       3,000        206,790
    Incyte Genomics, Inc.*...........       2,000         39,120
    IVAX Corp.*sec...................       7,625        153,568
    Lilly, (Eli) & Co. ..............      13,300      1,044,582
    Medicis Pharmaceutical Corp.
      Cl-A*..........................       1,000         64,590
    MedImmune, Inc.*sec..............       5,100        236,385
    Merck & Co., Inc. ...............      16,300        958,440
    Millennium Pharmaceuticals,
      Inc.*..........................       3,200         78,432
    Mylan Laboratories, Inc. ........       3,600        135,000
    Neurocrine Biosciences, Inc.*....       1,200         61,572
    OSI Pharmaceuticals, Inc.*.......       1,000         45,740
    Pfizer, Inc. ....................      87,650      3,492,852
    Pharmacia Corp. .................      14,125        602,431
    Priority Healthcare Corp.
      Cl-B*..........................       1,200         42,228
    Schering-Plough Corp. ...........       3,000        107,430
    Sepracor, Inc.*..................       1,900        108,414
    Synavant, Inc.*..................         100            400
    Trimeris, Inc.*..................       2,000         89,940

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Vertex Pharmaceuticals*..........         400   $      9,836
    Waters Corp.*....................       9,200        356,500
                                                    ------------
                                                      11,871,287
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. .....................       2,900         85,608
    Donnelley, (R.R.) & Sons Co. ....       2,600         77,194
    Dow Jones & Co., Inc. ...........       1,200         65,676
    Gannett Co., Inc. ...............       3,200        215,136
    Knight-Ridder, Inc.sec...........       3,300        214,269
    McGraw-Hill Co., Inc. ...........       3,500        213,430
    Readers Digest Associates,
      Inc. ..........................       1,700         39,236
    Scholastic Corp.*................       1,700         85,561
    Tribune Co. .....................       2,200         82,346
                                                    ------------
                                                       1,078,456
                                                    ------------
RAILROADS -- 0.1%
    Burlington Northern Santa Fe
      Corp. .........................       6,300        179,739
    Norfolk Southern Corp. ..........      16,100        295,113
                                                    ------------
                                                         474,852
                                                    ------------
REAL ESTATE -- 0.4%
    AMB Property Corp. [REIT]........       2,600         67,600
    Apartment Investment & Management
      Co. Cl-A [REIT]................       2,000         91,460
    Archstone-Smith Trust [REIT].....       1,200         31,560
    Arden Realty, Inc. [REIT]........       1,500         39,750
    Avalonbay Communities, Inc.
      [REIT].........................       1,700         80,427
    Bedford Property Investors, Inc.
      [REIT].........................       2,200         49,500
    Boston Properties, Inc. [REIT]...       3,200        121,600
    Camden Property Trust............       2,200         80,740
    Catellus Development Corp.*......       2,000         36,800
    Cousins Properties, Inc.
      [REIT].........................       1,600         38,976
    Cresent Real Estate Equities Co.
      [REIT].........................       3,500         63,385
    Duke-Weeks Realty Corp. [REIT]...       3,100         75,423
    Equity Office Properties Trust
      [REIT].........................       4,600        138,368
    JP Realty, Inc. [REIT]...........       2,400         57,096
    Mills Corp. [REIT]...............       1,000         26,480
    Prologis Trust [REIT]............       3,100         66,681
    Reckson Associates Realty Corp.
      [REIT]sec......................       2,600         60,736
    Regency Centers Corp. [REIT].....       2,200         61,050
    Rouse Co. [REIT].................       4,500        131,805
    Simon Property Group, Inc.
      [REIT].........................       2,600         76,258
    Trammell Crow Co.*...............       3,600         42,120
    Vornado Realty Trust [REIT]......       1,400         58,240
                                                    ------------
                                                       1,496,055
                                                    ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*.....       2,700         80,352
    California Pizza Kitchen,
      Inc.*..........................       1,200         29,700
    CEC Entertainment, Inc.*.........       1,400         60,746
    Darden Restaurants, Inc. ........       1,900         67,260
    McDonald's Corp. ................      11,900        314,993

                                         SHARES        VALUE
                                         ------        -----
    O' Charleys, Inc.*...............       1,500   $     27,765
    Outback Steakhouse, Inc.*........       2,300         78,775
    P.F. Chang's China Bistro,
      Inc.*sec.......................         800         37,840
    RARE Hospitality International,
      Inc.*..........................         800         18,032
    Sonic Corp.*.....................         600         21,600
    Starbucks Corp.*sec..............       5,000         95,250
    The Cheesecake Factory,
      Inc.*sec.......................       1,300         45,201
    Wendy's International, Inc. .....       1,200         35,004
                                                    ------------
                                                         912,518
                                                    ------------
RETAIL & MERCHANDISING -- 2.6%
    Best Buy Co., Inc.*sec...........       1,000         74,480
    BJ's Wholesale Club, Inc.*.......       1,500         66,150
    Casey's General Stores, Inc. ....       2,500         37,250
    Christopher & Banks Corp.*.......       3,450        118,163
    Costco Wholesale Corp.*..........       3,900        173,082
    CVS Corp. .......................       4,900        145,040
    Dollar Tree Stores, Inc.*........       9,100        281,281
    Dress Barn, Inc.*................         500         12,505
    Duane Reade, Inc.*...............       1,000         30,350
    Family Dollar Stores, Inc. ......       5,500        164,890
    Federated Department Stores,
      Inc.*sec.......................       2,500        102,250
    Hart-Hanks Communications,
      Inc. ..........................       2,000         56,340
    Home Depot, Inc. ................      30,800      1,571,108
    Kohl's Corp.*....................       7,100        500,124
    Lowe's Companies, Inc.sec........       6,000        278,460
    May Department Stores Co. .......       3,750        138,675
    Michaels Stores, Inc.*...........       3,000         98,850
    Pier 1 Imports, Inc. ............       2,400         41,616
    Target Corp. ....................      21,300        874,365
    The Neiman Marcus Group, Inc.
      Cl-A*..........................       2,200         68,354
    Tiffany & Co.sec.................       1,200         37,764
    TJX Companies, Inc. .............       5,600        223,216
    Toys 'R' Us, Inc.*sec............       3,600         74,664
    Tweeter Home Entertainment Group,
      Inc.*..........................       1,800         52,200
    Wal-Mart Stores, Inc.sec.........      46,900      2,699,095
    Walgreen Co.sec..................      16,900        568,854
    Williams-Sonoma, Inc.*sec........       2,400        102,960
                                                    ------------
                                                       8,592,086
                                                    ------------
SEMICONDUCTORS -- 1.4%
    Alliance Semiconductor Corp.*....       2,100         25,368
    Alpha Industries, Inc.*sec.......       1,000         21,800
    Altera Corp.*....................       9,300        197,346
    Applied Materials, Inc.*.........       8,100        324,810
    Applied Micro Circuits
      Corp.*sec......................       3,700         41,884
    Atmel Corp.*.....................      12,200         96,624
    ATMI, Inc.*......................       3,000         71,550
    Cypress Semiconductor Corp.*.....       1,900         37,867
    Globespan, Inc.*.................         400          5,180
    Integrated Device Technology,
      Inc.*sec.......................         900         23,931
    Intel Corp.sec...................      55,900      1,758,055
    Intersil Corp. Cl-A*.............       1,200         38,700
    Kopin Corp.*.....................       3,100         43,400

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Lam Research Corp.*sec...........       2,700   $     62,694
    Lattice Semiconductor
      Corp.*sec......................       2,400         49,368
    LTX Corp.*.......................       2,200         46,068
    Maxim Integrated Products,
      Inc.*..........................      13,400        703,634
    Micrel, Inc.*....................       1,600         41,968
    Microchip Technology,
      Inc.*sec.......................       1,600         61,984
    Newport Corp. ...................       5,000         96,400
    Pericom Semiconductor Corp.*.....       1,200         17,400
    Pixelworks, Inc.*................       3,500         56,210
    PRI Automation, Inc.*............       1,500         30,675
    Semtech Corp.*...................         600         21,414
    Texas Instruments, Inc. .........      12,100        338,800
    TranSwitch Corp.*................       2,300         10,350
    TriQuint Semiconductor, Inc.*....       1,400         17,164
    Varian Semiconductor Equipment
      Associates, Inc.*..............       2,900        100,311
    Xilinx, Inc.*....................       4,000        156,200
                                                    ------------
                                                       4,497,155
                                                    ------------
TELECOMMUNICATIONS -- 3.6%
    Adelphia Communications Corp.
      Cl-A*sec.......................       1,600         49,888
    Adtran, Inc.*sec.................       1,600         40,832
    Allegiance Telecom, Inc.*........       4,000         33,160
    American Tower Corp. Cl-A*sec....       2,200         20,834
    AT&T Canada, Inc. NY Reg. 144A*..         342          9,294
    AT&T Corp. ......................      82,600      1,498,363
    Audiovox Corp. Cl-A*.............       3,100         23,126
    BellSouth Corp. .................      18,400        701,960
    Ciena Corp.*.....................       4,100         58,671
    Clear Channel Communications,
      Inc.*sec.......................       3,100        157,821
    Cox Communications, Inc. Cl-A*...       2,473        103,643
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................      57,000        297,540
    Finisar Corp.*sec................       1,400         14,238
    France Telecom SA [ADR]sec.......       5,300        211,947
    JDS Uniphase Corp.*..............      17,100        149,283
    L-3 Communications Holdings,
      Inc.*sec.......................         700         63,000
    Leap Wireless International,
      Inc.*sec.......................         400          8,388
    Lucent Technologies, Inc. .......      20,800        130,832
    Motorola, Inc. ..................      25,900        389,018
    Nokia Corp. Cl-A [ADR]sec........      32,300        792,319
    Plantronics, Inc.*...............       1,300         33,332
    Polycom, Inc.*...................       2,200         75,680
    Powerwave Technologies, Inc.*....         700         12,096
    Proxim, Inc.*....................       4,800         47,616
    QUALCOMM, Inc.*sec...............      10,900        550,450
    RF Micro Devices, Inc.*sec.......       1,000         19,230
    SBA Communications Corp.*........       1,500         19,530
    SBC Communications, Inc. ........      30,633      1,199,895
    Sonus Networks, Inc.*............       4,500         20,790
    Sprint Corp. (PCS Group)*sec.....      10,400        253,864
    Telecom Corp. of New Zealand Ltd.
      [ADR]..........................       1,700         28,475

                                         SHARES        VALUE
                                         ------        -----
    Telecomunicacoes Brasileiras SA
      [ADR]..........................       5,100   $    204,000
    Telefonica SA [ADR]*.............      11,945        478,756
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      13,600        476,272
    Telephone & Data Systems,
      Inc. ..........................         900         80,775
    Triton PCS Holdings, Inc.*.......       8,700        255,345
    Verizon Communications, Inc. ....      28,584      1,356,596
    Vodafone Group PLC [ADR]sec......      45,700      1,173,576
    Western Wireless Corp. Cl-A*.....      26,400        745,800
    WorldCom, Inc.*sec...............      33,445        470,906
                                                    ------------
                                                      12,257,141
                                                    ------------
TRANSPORTATION -- 0.2%
    Alexander & Baldwin, Inc. .......       2,500         66,750
    C.H. Robinson Worldwide, Inc. ...       2,400         69,396
    CNF Transportation, Inc. ........       2,200         73,810
    Expeditors International of
      Washington, Inc. ..............       2,000        113,900
    Forward Air Corp.*...............       1,400         47,488
    United Parcel Service, Inc.
      Cl-B...........................       4,300        234,350
                                                    ------------
                                                         605,694
                                                    ------------
UTILITIES -- 1.2%
    American Water Works Co.,
      Inc. ..........................       2,000         83,500
    Calpine Corp.*sec................       4,800         80,592
    Centrais Eletricas Brasileiras SA
      [ADR]..........................      20,200        136,386
    Consolidated Edison, Inc.sec.....       9,300        375,348
    DPL, Inc. .......................       4,400        105,952
    Duke Energy Corp.sec.............       7,400        290,524
    Dynegy, Inc.sec..................       3,400         86,700
    Energy East Corp. ...............       3,400         64,566
    Entergy Corp. ...................      10,500        410,655
    FirstEnergy Corp. ...............      11,300        395,274
    Great Plains Energy, Inc. .......       4,000        100,800
    Idacorp, Inc. ...................       1,800         73,080
    Mirant Corp.*....................       4,300         68,886
    Niagara Mohawk Holdings, Inc.*...      43,900        778,347
    Oklahoma Gas & Electric
      Co.sec.........................       2,900         66,932
    Orion Power Holdings, Inc.*......       1,500         39,150
    PG&E Corp. ......................      12,500        240,500
    Potomac Electric Power Co. ......       2,000         45,140
    Reliant Energy, Inc.sec..........       4,400        116,688
    SCANA Corp. .....................       2,272         63,230
    Sierra Pacific Resources
      Corp.sec.......................       4,000         60,200
    TXU Corp.sec.....................       4,000        188,600
    UtiliCorp United, Inc.sec........       3,450         86,837
    Wisconsin Energy Corp.sec........       5,200        117,312
                                                    ------------
                                                       4,075,199
                                                    ------------
TOTAL COMMON STOCK
  (Cost $143,961,684)................                157,251,658
                                                    ------------

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--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
CORPORATE OBLIGATIONS -- 16.4%
ADVERTISING -- 0.0%
    Lamar Media Corp.
      8.625%, 09/15/07...............  $      100   $    104,750
                                                    ------------
AEROSPACE -- 0.3%
    Alliant Techsystems, Inc.
      8.50%, 05/15/11................         275        287,375
    Anteon Corp.
      12.00%, 05/15/09...............         150        161,250
    Boeing Co.
      6.35%, 06/15/03................         120        124,350
    Dyncorp, Inc.
      9.50%, 03/01/07................         200        205,000
    Northrop Grumman Corp.
      7.125%, 02/15/11...............         235        245,744
                                                    ------------
                                                       1,023,719
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Advance Stores Co., Inc.
      10.25%, 04/15/08 144Asec.......         225        229,499
    Arvin Industries, Inc.
      7.125%, 03/15/09...............          50         46,658
    CSK Auto, Inc.
      12.00%, 06/15/06...............          75         75,938
    Lear Corp. Cl-B
      8.11%, 05/15/09................         225        227,935
                                                    ------------
                                                         580,030
                                                    ------------
BEVERAGES -- 0.1%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25................         150        153,486
    Colt Beverages, Inc.
      8.00%, 12/15/11................         275        269,500
                                                    ------------
                                                         422,986
                                                    ------------
BROADCASTING -- 0.3%
    Echostar DBS Corp.
      9.375%, 02/01/09...............         200        207,000
    Golden Sky Systems
      12.375%, 08/01/06..............         175        172,375
    Paxson Communications Corp.
      10.75%, 07/15/08 144A..........         200        210,750
    Sinclair Broadcasting Group, Inc.
      8.75%, 12/15/07sec.............         275        275,688
                                                    ------------
                                                         865,813
                                                    ------------
BUILDING MATERIALS -- 0.5%
    Ainsworth Lumber Co.
      13.875%, 07/15/07..............          50         52,000
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07..............         300        303,000
    American Standard, Inc.
      7.625%, 02/15/10...............         200        202,000
      9.25%, 12/01/16................          10         10,231
    Associated Materials, Inc.
      9.25%, 03/01/08................         350        359,188

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Koppers Industry, Inc.
      9.875%, 12/01/07...............  $      275   $    270,875
    Nortek, Inc.
      9.875%, 06/15/11...............         150        149,250
    Ryland Group
      9.125%, 06/15/11...............         150        156,000
    Schuff Steel Co.
      10.50%, 06/01/08...............         100         95,625
                                                    ------------
                                                       1,598,169
                                                    ------------
BUSINESS SERVICES -- 0.0%
    Sitel Corp.
      9.25%, 03/15/06................          50         38,750
                                                    ------------
CABLE TELEVISION -- 0.8%
    Charter Communications Holdings
      LLC
      9.92%, 01/15/11 [STEP].........         125         83,125
      11.125%, 01/15/11..............         175        186,375
      21.471%, 05/15/11 [STEP].......         100         62,000
    Comcast Cable Communications,
      Inc.
      6.75%, 01/30/11................         400        402,414
    Cox Communications, Inc.
      7.875%, 08/15/09...............         750        806,366
    CSC Holdings, Inc.
      7.875%, 02/15/18...............         300        292,749
    Frontiervision L.P. Capital Corp.
      11.00%, 10/15/06...............         125        129,531
      11.875%, 09/15/07 [STEP].......         125        131,719
    Lin Television Corp.
      8.00%, 01/15/08 144A...........         150        151,875
    Mediacom Broadband LLC
      11.00%, 07/15/13 144A..........         125        137,813
    TeleWest Communications PLC
      11.00%, 10/01/07...............         200        145,000
                                                    ------------
                                                       2,528,967
                                                    ------------
CHEMICALS -- 0.6%
    American Pacific Corp.
      9.25%, 03/01/05................         225        228,375
    Dow Chemical Corp.
      6.125%, 02/01/11...............         700        707,559
    Equistar Chemical Funding Corp.
      10.125%, 09/01/08..............         300        303,000
    Hercules, Inc.
      11.125%, 11/15/07 144Asec......         150        157,500
    Lyondell Chemical Co.
      9.875%, 05/01/07...............          50         50,375
      9.50%, 12/15/08 144A...........          75         74,625
      10.875%, 05/01/09sec...........         125        115,938
    Macdermid, Inc.
      9.125%, 07/15/11...............         250        257,500
    OM Group, Inc.
      9.25%, 12/15/11 144A...........          50         51,250
                                                    ------------
                                                       1,946,122
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
CLOTHING & APPAREL -- 0.1%
    Dan River, Inc.
      10.125%, 12/15/03sec...........  $      400   $    163,000
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07+,++++..........         175          4,594
                                                    ------------
                                                         167,594
                                                    ------------
CONGLOMERATES -- 0.1%
    Actuant Corp.
      13.00%, 05/01/09...............         275        295,625
    Transwestern Holdings
      13.132%, 11/15/08..............         100         83,500
                                                    ------------
                                                         379,125
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Argosy Gaming Co.
      10.75%, 06/01/09...............         300        331,125
    Armkel Financial Corp.
      9.50%, 08/15/09 144A...........         150        158,250
    Cendant Corp.
      7.75%, 12/01/03................         100        101,725
    Eastman Kodak Co.
      6.375%, 06/15/06sec............          70         68,147
    Hasbro, Inc.
      8.50%, 03/15/06................         200        203,500
    Playtex Products, Inc.
      9.375%, 06/01/11...............         400        424,000
                                                    ------------
                                                       1,286,747
                                                    ------------
CONTAINERS & PACKAGING -- 0.3%
    BWAY Corp.
      10.25%, 04/15/07...............         150        155,625
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09...............         600        660,000
    Plastipak Holdings
      10.75%, 09/01/11 144A..........          50         52,750
    Riverwood International Corp.
      10.25%, 04/01/06...............         250        258,750
                                                    ------------
                                                       1,127,125
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Flextronics International Corp.
      9.875%, 07/01/10...............         350        369,250
    HCC Industries, Inc.
      10.75%, 05/15/07+..............         250        168,750
                                                    ------------
                                                         538,000
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Ameristar Casinos, Inc.
      10.75%, 02/15/09...............         250        271,250
    AOL Time Warner, Inc.
      7.625%, 04/15/31...............         375        397,864
    Bally Total Fitness Holdings
      Corp. Cl-C
      9.875%, 10/15/07...............         225        230,625
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05...............         150        156,000
    Herbst Gaming, Inc.
      10.75%, 09/01/08 144A..........          25         26,094

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Hollywood Park, Inc. Cl-B
      9.25%, 02/15/07................  $      175   $    152,250
    International Game Technology
      8.375%, 05/15/09...............         300        317,250
    Isle of Capri Casinos
      8.75%, 04/15/09................         300        290,250
    Premier Parks, Inc.
      9.75%, 06/15/07................         150        153,000
      9.334%, 04/01/08 [STEP]........         175        150,063
    Speedway Motorsports, Inc.
      8.50%, 08/15/07................         300        310,500
    Sun International Hotels
      8.875%, 08/15/11...............         300        284,250
                                                    ------------
                                                       2,739,396
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
    USA Waste Services, Inc.
      4.00%, 02/01/02................         600        599,250
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05...............         125        128,750
                                                    ------------
FARMING & AGRICULTURE -- 0.0%
    Dimon, Inc.
      9.625%, 10/15/11 144A..........         150        156,000
                                                    ------------
FINANCIAL -- BANK & TRUST -- 0.9%
    Banesto Delaware
      8.25%, 07/28/02................          50         51,532
    Bank of America Corp.
      6.85%, 03/01/03................         150        156,661
    BankUnited Capital Trust Corp.
      Cl-B
      10.25%, 12/31/26+..............         250        235,625
    Capital One Bank
      8.25%, 06/15/05................         750        778,378
    FleetBoston Financial Corp.
      4.875%, 12/01/06...............         545        533,302
    MBNA Corp.
      6.15%, 10/01/03................         450        462,077
    PNC Funding Corp.
      5.75%, 08/01/06................         500        507,718
    Provident Bank Corp.
      7.125%, 03/15/03...............         175        181,823
    Williams Scotsman, Inc.
      9.875%, 06/01/07...............         175        173,250
                                                    ------------
                                                       3,080,366
                                                    ------------
FINANCIAL SERVICES -- 2.0%
    American General Finance Co.
      5.875%, 07/14/06...............         600        609,417
    ASAT Finance LLC Co.
      12.50%, 11/01/06...............         163        111,313
    Ford Motor Credit Co.
      5.80%, 01/12/09................         550        501,193
    General Motors Acceptance Corp.
      6.875%, 09/15/11...............         400        392,506
    Hartford Financial Services Group
      6.375%, 11/01/08...............       1,000      1,014,004

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Lehman Brothers Holdings, Inc.
      7.875%, 08/15/10...............  $      460   $    496,905
    Morgan Stanley Dean Witter & Co.
      6.10%, 04/15/06................         700        722,036
    Orion Power Holdings, Inc.
      12.00%, 05/01/10...............         250        301,250
    The Goldman Sachs Group, Inc.
      6.875%, 01/15/11...............         500        512,950
    USF&G Capital II Cl-B
      8.47%, 01/10/27................         500        486,258
    Verizon Global Funding Corp.
      7.25%, 12/01/10................         500        536,457
    Wells Fargo & Co.
      6.25%, 04/15/08................         700        725,055
                                                    ------------
                                                       6,409,344
                                                    ------------
FOOD -- 0.3%
    B&G Foods, Inc.
      9.625%, 08/01/07...............          75         72,375
    Delhaize America, Inc.
      8.125%, 04/15/11 144A..........         250        274,854
    Kraft Foods, Inc.
      4.625%, 11/01/06...............         365        357,479
    Land O' Lakes, Inc.
      8.75%, 11/15/11 144A...........          75         72,750
    Luigino's, Inc.
      10.00%, 02/01/06...............         275        270,875
                                                    ------------
                                                       1,048,333
                                                    ------------
FURNITURE -- 0.0%
    Sealy Mattress Co.
      9.875%, 12/15/07 144A..........         125        125,625
                                                    ------------
HEALTHCARE SERVICES -- 0.3%
    InSight Health Services Corp.
      9.875%, 11/01/11 144A..........         150        156,000
    Lifepoint Hospitals Holdings
      10.75%, 05/15/09...............         300        334,500
    Triad Hospitals, Inc.
      8.75%, 05/01/09................          75         78,563
      11.00%, 05/15/09...............         375        412,500
                                                    ------------
                                                         981,563
                                                    ------------
HOTELS & MOTELS -- 0.2%
    Courtyard by Marriott II Ltd.
      Cl-B
      10.75%, 02/01/08...............         290        295,800
    Host Marriott L.P.
      9.50%, 01/15/07................         125        125,781
    John Q. Hammons Hotels
      9.75%, 10/01/05................         400        398,500
                                                    ------------
                                                         820,081
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.3%
    FICO Strips
      5.94%, 04/06/03 [ZCB]..........       1,000        960,231
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
INSURANCE -- 0.3%
    Aflac, Inc.
      6.50%, 04/15/09................  $      475   $    477,944
    John Hancock
      5.625%, 06/27/06 144A..........         500        505,410
                                                    ------------
                                                         983,354
                                                    ------------
MACHINERY & EQUIPMENT -- 0.4%
    Better Minerals & Aggregates
      13.00%, 09/15/09...............          50         42,000
    Hanover Equipment Trust
      8.50%, 09/01/08 144A...........         100        104,500
    Hawk Corp.
      10.25%, 12/01/03...............          50         48,500
    Terex Corp.
      10.375%, 04/01/11..............         125        130,625
    Tyco International Group
      5.80%, 08/01/06................         550        550,968
    Westinghouse Air Brake Co.
      9.375%, 06/15/05...............         400        406,000
                                                    ------------
                                                       1,282,593
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    AmeriSourceBergen Corp.
      8.125%, 09/01/08 144A..........         300        309,000
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07...............         125        124,375
                                                    ------------
                                                         433,375
                                                    ------------
METALS & MINING -- 0.4%
    AK Steel Corp.
      9.125%, 12/15/06...............         150        154,125
    Alcoa, Inc.
      6.00%, 01/15/12................         500        497,299
    Applied Extrusion Technologies,
      Inc. Cl-B
      10.75%, 07/01/11...............         150        160,500
    Dodge Phelps Corp.
      8.75%, 06/01/11................         425        416,958
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08................         150         98,250
                                                    ------------
                                                       1,327,132
                                                    ------------
OFFICE EQUIPMENT -- 0.0%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07...............         100         99,750
                                                    ------------
OIL & GAS -- 0.6%
    AmeriGas Partners L.P.
      8.875%, 05/20/11 144A..........          50         51,750
    Cross Timbers Oil Co.
      8.75%, 11/01/09................         400        419,000
    Pennzoil-Quaker State Co.
      10.00%, 11/01/08 144A..........          50         52,500
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07...............         250        264,375
    Sempra Energy Corp.
      6.80%, 07/01/04................         500        516,804

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Universal Compression, Inc.
      13.564%, 02/15/08 [STEP].......  $      400   $    382,000
    Williams Companies, Inc.
      7.125%, 09/01/11...............         335        329,547
                                                    ------------
                                                       2,015,976
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    International Paper Co.
      6.875%, 04/15/29...............         500        480,981
    Weyerhaeuser Co.
      5.95%, 11/01/08 144A...........         495        482,826
                                                    ------------
                                                         963,807
                                                    ------------
PHARMACEUTICALS -- 0.1%
    Fresenius Medical Capital Trust
      II
      7.875%, 02/01/08...............         300        301,500
    Omnicare, Inc.
      8.125%, 03/15/11...............         150        156,000
                                                    ------------
                                                         457,500
                                                    ------------
PRINTING & PUBLISHING -- 0.1%
    Canwest Media, Inc.
      10.625%, 05/15/11..............         100        106,875
    Quebecor Media, Inc.
      11.125%, 07/15/11..............          75         80,438
                                                    ------------
                                                         187,313
                                                    ------------
RESTAURANTS -- 0.3%
    AFC Enterprises
      10.25%, 05/15/07...............         350        371,000
    Food Management Corp. (Jack in
      the Box, Inc.) Series 1993A
      9.75%, 11/01/03................         400        405,000
    McDonald's Corp.
      6.625%, 09/01/05...............         100        102,579
                                                    ------------
                                                         878,579
                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
    Dayton Hudson Corp.
      5.875%, 11/01/08...............         500        509,322
    Federated Department Stores
      6.625%, 04/01/11...............         400        394,674
                                                    ------------
                                                         903,996
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Fairchild Semiconductor
      International Corp.
      10.50%, 02/01/09...............         400        427,000
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
    Adelphia Communications
      9.375%, 11/15/09...............         300        289,875
      10.875%, 10/01/10..............         225        230,906
    Airgate PCS, Inc.
      9.998%, 10/01/09 [STEP]........         125         95,625
    Alaska Communications Systems
      9.375%, 05/15/09...............         250        248,750
    American Cellular Corp.
      9.50%, 10/15/09................         150        146,250

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    AT&T Corp.
      8.00%, 11/15/31 144A...........  $      315   $    330,824
    Bellsouth Corp.
      6.875%, 10/15/31...............         265        273,333
    Centurytel, Inc.
      8.375%, 10/15/10...............         650        687,590
    Charter Communications Holdings,
      Inc.
      10.00%, 05/15/11...............         250        255,625
    Clear Channel Communications,
      Inc.
      7.875%, 06/15/05...............         500        530,289
    Dobson Communications Corp.
      10.875%, 07/01/10..............         400        415,000
    France Telecom
      7.20%, 03/01/06 144A...........         500        531,512
    Insight Midwest/Insight Capital
      10.50%, 11/01/10...............         400        434,000
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05...............         350        288,750
    IPC Acquisition Corp.
      11.50%, 12/15/09...............         150        150,750
    L-3 Communications Corp. Cl-B
      10.375%, 05/01/07..............         150        161,438
    Nextel Communications, Inc.
      5.25%, 01/15/10................          25         15,219
    Qwest Capital Funding Corp.
      7.25%, 02/15/11................         400        390,427
    Radio One
      8.875%, 07/01/11 144A..........         400        415,000
    Rogers Wireless, Inc.
      9.625%, 05/01/11...............         150        155,250
    Telecorp PCS, Inc.
      11.345%, 04/15/09 [STEP].......         300        262,500
    Triton PCS, Inc.
      10.853%, 05/01/08 [STEP].......         275        250,250
      8.75%, 11/15/11 144A...........         300        301,500
    Verizon Wireless, Inc.
      5.375%, 12/15/06 144A..........         465        463,366
    VoiceStream Wireless Co.
      10.375%, 11/15/09..............         357        406,980
    Western Wireless Corp.
      10.50%, 02/01/07...............         225        232,875
    WorldCom, Inc.
      7.50%, 05/15/11................         365        376,096
                                                    ------------
                                                       8,339,980
                                                    ------------
TRANSPORTATION -- 0.6%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07...............         175         79,625
    Avis Group Holdings, Inc.
      11.00%, 05/01/09...............         200        213,000
    CSX Corp.
      7.95%, 05/01/27................         275        304,050
    Norfolk Southern Corp.
      7.25%, 02/15/31................         275        281,763
    Travelcenters of America
      12.75%, 05/01/09...............         175        186,375

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Union Pacific Corp.
      6.65%, 01/15/11................  $      800   $    815,732
    Union Tank Car Co.
      7.125%, 02/01/07...............         150        158,759
                                                    ------------
                                                       2,039,304
                                                    ------------
UTILITIES -- 1.3%
    Calpine Corp.
      4.00%, 12/26/06................          37         42,966
    CMS Energy Corp.
      9.875%, 10/15/07...............         350        371,766
    El Paso Energy L.P.
      8.50%, 06/01/11................         250        253,750
    Energy East Corp.
      5.75%, 11/15/06................         190        183,280
    Entergy Louisiana, Inc.
      6.50%, 03/01/08................       1,000      1,012,855
    Firstenergy Corp.
      7.375%, 11/15/31...............         510        499,379
    Mirant Americas
      8.30%, 05/01/11................         140        129,691
    National Rural Utilities Corp.
      5.70%, 01/15/10sec.............       1,000        967,680
    PG&E National Energy Group
      10.375%, 05/16/11..............         435        459,492
    PPL Energy Supply LLC
      6.40%, 11/01/11 144A...........         240        223,894
    Public Service Electric & Gas Co.
      7.00%, 09/01/24................         300        288,668
                                                    ------------
                                                       4,433,421
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $54,038,585).................                 54,429,916
                                                    ------------
                                         SHARES
                                         ------
FOREIGN STOCK -- 13.1%
AEROSPACE -- 0.1%
    European Aeronautic Defence and
      Space Co. -- (FRF).............       6,441         78,224
    Thales SA -- (FRF)...............       3,403        117,411
                                                    ------------
                                                         195,635
                                                    ------------
AIRLINES -- 0.0%
    Singapore Airlines
      Ltd. -- (SGD)..................      27,000        160,845
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    DaimlerChrysler AG -- (DEM)......       2,772        119,334
    Denso Corp. -- (JPY).............      11,000        145,704
    Fiat SPA -- (ITL)................       4,494         72,104
    Honda Motor Co. Ltd. -- (JPY)....       7,000        279,338
    Mitsubishi Corp. -- (JPY)........      36,000        233,756
    Nissan Motor Co. Ltd. -- (JPY)...      28,000        148,482
    Peugeot Citroen SA -- (FRF)......       2,489        105,821
    Toyota Motor Corp.-- (JPY).......      15,000        379,978
    Volkswagen AG -- (DEM)...........       5,263        246,018
                                                    ------------
                                                       1,730,535
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
AUTOMOTIVE PARTS -- 0.0%
    Bremba SPA -- (ITL)..............       6,800   $     53,946
    Bridgestone Corp. -- (JPY).......       7,000         74,081
                                                    ------------
                                                         128,027
                                                    ------------
BEVERAGES -- 0.2%
    Allied Domecq PLC -- (GBP).......      48,861        289,609
    Carlsberg AS Cl-B -- (DKK).......         820         34,271
    Heineken NV -- (NLG).............       2,503         94,917
    Kirin Brewery Co.
      Ltd. -- (JPY)..................      18,000        128,689
    Lion Nathan Ltd. -- (NZD)........      50,000        117,633
    Remy Cointreau SA -- (FRF).......       2,836         62,799
    Sapporo Breweries
      Ltd. -- (JPY)..................      25,000         69,243
                                                    ------------
                                                         797,161
                                                    ------------
BROADCASTING -- 0.1%
    Mediaset SPA -- (ITL)............       6,995         51,133
    Publishing & Broadcasting Ltd. --
      (AUD)..........................      29,900        149,994
                                                    ------------
                                                         201,127
                                                    ------------
BUILDING MATERIALS -- 0.3%
    Bouyguesn SA -- (FRF)............       3,862        126,542
    Cemex SA de CV -- (MXP)..........      53,051        265,412
    Ciments Francais SA -- (FRF).....       2,272         97,101
    Heidelberger Zement
      AG -- (DEM)....................       1,784         85,775
    Hochtief AG -- (DEM).............       2,802         39,668
    Malayan Cement BHD -- (MYR)......      30,750          7,971
    RMC Group PLC -- (GBP)...........      22,823        205,613
    Travis Perkins -- (GBP)*.........      17,408        215,101
                                                    ------------
                                                       1,043,183
                                                    ------------
BUSINESS SERVICES -- 0.1%
    Autonomy Corp. PLC -- (GBP)*.....       5,724         27,242
    DCC PLC -- (IEP).................       5,750         37,886
    Securitas AB Cl-B -- (SEK).......       6,769        128,414
                                                    ------------
                                                         193,542
                                                    ------------
CAPITAL GOODS -- 0.0%
    Konica -- (JPY)..................      14,000         82,360
    Saurer AG -- (CHF)...............       1,494         26,995
                                                    ------------
                                                         109,355
                                                    ------------
CHEMICALS -- 0.2%
    BASF AG -- (DEM).................       8,379        311,475
    Mitsubishi Gas Chemical Co.,
      Inc. -- (JPY)..................      27,000         37,700
    Rhodia SA -- (FRF)...............       4,992         39,914
    Shin-Etsu Chemical Co. Ltd. --
      (JPY)..........................       6,000        215,626
                                                    ------------
                                                         604,715
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Yue Yuen Industrial Holdings --
      (HKD)..........................      95,000        178,479
                                                    ------------
COMPUTER HARDWARE -- 0.0%
    Itochu Tecno-Science Corp. --
      (JPY)..........................         600         24,813
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMPUTER SERVICES & SOFTWARE -- 0.2%
    ASM Lithography Holding NV --
      (NLG)*.........................       2,387   $     41,486
    Cap Gemini SA -- (FRF)...........       2,195        158,500
    EDB Business Partners ASA --
      (NOK)..........................       7,984         44,953
    Enix Corp. -- (JPY)..............       7,500        137,628
    Getronics NV -- (NLG)............       3,776         12,238
    Lion Bioscience AG -- (DEM)*.....       2,511         41,361
    SAP AG -- (DEM)..................         941        122,577
    The Sage Group PLC -- (GBP)......      35,776        118,977
    Thiel Logistik AG -- (DEM)*......       3,012         59,268
    Trend Micro, Inc. -- (JPY)*......       3,000         70,960
                                                    ------------
                                                         807,948
                                                    ------------
CONGLOMERATES -- 0.6%
    Brambles Industries PLC --
      (GBP)*.........................      64,004        316,719
    Cycle & Carriage Ltd. -- (SGD)...      15,000         25,020
    Fomento Economico Mexicano SA de
      CV -- (MXP)....................      57,400        196,581
    Hitachi Ltd. -- (JPY)............      10,000         73,249
    Hutchison Whampoa Ltd. -- (HKD)..      70,400        679,368
    Norsk Hydro AS -- (NOK)..........       4,798        201,136
    Pirelli SPA -- (ITL).............      29,361         51,500
    Sonae S.G.P.S., SA -- (PTE)......     152,399        109,911
    Sulzer AG -- (CHF)...............         341         52,373
    Sumitomo Corp. -- (JPY)..........      40,000        183,427
    Teijin Ltd. -- (JPY).............      40,000        153,517
                                                    ------------
                                                       2,042,801
                                                    ------------
CONSTRUCTION -- 0.0%
    Eiffage SA -- (FRF)..............         584         35,567
    Technip-Coflexip SA -- (FRF).....         146         19,499
                                                    ------------
                                                          55,066
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Adidas-Salomon AG -- (DEM).......       1,329         99,753
    Dior, (Christian) SA -- (FRF)....       4,983        152,935
    Electrolux AB Cl-B -- (SEK)......       6,982        104,167
    Kao Corp. -- (JPY)...............       6,000        124,752
    Orkla ASA Cl-A -- (NOK)..........       2,885         48,891
    SEB SA -- (FRF)..................         800         44,626
                                                    ------------
                                                         575,124
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Pechiney SA Cl-A -- (FRF)........       2,055        105,941
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    ANRITSU Corp. -- (JPY)...........       5,000         40,172
    Epcos AG -- (DEM)................       1,107         54,703
    Fukikura Ltd. -- (JPY)...........      59,000        221,486
    Iberdrola SA -- (ESP)............      33,785        439,790
    Johnson Electric Holdings Ltd. --
      (HKD)..........................     384,800        404,645
    Kyocera Corp. -- (JPY)...........       2,000        130,475
    Matsushita Electric Industrial
      Co. Ltd. -- (JPY)..............      26,000        333,878
    Megachips Corp. -- (JPY).........       1,000         30,673
    Mitsubishi Electric
      Corp. -- (JPY).................      43,000        166,344
    Omron Corp. -- (JPY).............       6,000         80,116

                                         SHARES        VALUE
                                         ------        -----
    Pace Micro Technology PLC --
      (GBP)..........................       8,627   $     43,945
    Pioneer Corp. -- (JPY)...........      10,000        218,221
    Sagem SA -- (FRF)................       2,567        157,135
    Siemens AG -- (DEM)..............       6,472        428,443
    Sony Corp. -- (JPY)..............       9,900        452,471
    Sumitomo Electric Industries
      Ltd. -- (JPY)..................      29,000        202,465
                                                    ------------
                                                       3,404,962
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.1%
    Avex, Inc. -- (JPY)..............       2,000         59,515
    Etablissements Economique du
      Casino Guichard Perrachon
      SA -- (FRF)....................       1,878        144,890
    IM Internationalmedia AG --
      (DEM)*.........................       1,231         24,716
                                                    ------------
                                                         229,121
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    ABB Ltd -- (SEK).................       8,700         83,768
                                                    ------------
FINANCIAL -- BANK & TRUST -- 2.3%
    ABN AMRO Holding NV -- (NLG).....       8,509        137,054
    Alliance & Leicester
      PLC -- (GBP)*..................      31,693        369,934
    Allied Irish Banks
      PLC -- (IEP)...................      22,340        258,583
    Australia & New Zealand Banking
      Group Ltd. -- (AUD)............      16,300        148,594
    Banca Intesa SPA -- (ITL)........     141,942        355,133
    Banca Popolare Commercio e
      Industria -- (ITL).............       4,579         41,178
    Banca Popolare di
      Milano -- (ITL)................       5,100         17,800
    Banco Comercial Portugues SA --
      (PTE)..........................      33,844        137,109
    Banco Santander Central Hispano
      SA -- (ESP)....................      43,490        364,379
    Bankgesellschaft Berlin AG --
      (DEM)..........................       8,650         19,717
    BNP Paribas -- (FRF).............       3,439        307,732
    Commonwealth Bank of Australia --
      (AUD)..........................      17,900        274,334
    Credit Suisse Group -- (CHF).....       8,060        343,704
    Credito Italiano SPA -- (ITL)....      61,486        246,903
    Daiio Trust -- (JPY).............      11,700        178,991
    DBS Groupo Holdings -- (SGD).....      20,236        151,236
    Den Norske Bank -- (NOK).........       4,385         19,751
    DePfa Deutsche Pfandbriefbank
      AG -- (DEM)....................       1,929        109,064
    Deutsche Bank AG -- (DEM)........       5,021        354,964
    Dexia -- (FRF)...................       3,849         55,518
    Direkt Anlage Bank AG -- (DEM)...       3,274         36,847
    Fortis -- (BEF)..................       4,800        124,582
    HBOS PLC -- (GBP)................      61,801        715,970
    HSBC Holdings PLC -- (GBP).......      29,621        347,473
    Joyo Bank Ltd. -- (JPY)..........      37,000        102,480
    Jyske Bank SA -- (DKK)...........         931         19,623
    KBC Bancassurance Holdings NV --
      (BEF)..........................       3,400        114,128

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Nordic Baltic Holding AB --
      (DKK)..........................      45,734   $    241,529
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)..................      26,250        156,377
    Royal Bank of
      Scotland -- (GBP)..............      41,356      1,006,377
    Societe Generale SA -- (FRF).....       1,119         62,619
    Sumitomo Bank Ltd. -- (JPY)......      28,000        118,572
    Svenska Handlesbanken Cl-A --
      (SEK)..........................      12,728        186,861
    The 77 Bank Ltd. -- (JPY)........      20,000         88,356
    Yasuda Trust &
      Banking -- (JPY)...............     228,000         78,285
                                                    ------------
                                                       7,291,757
                                                    ------------
FINANCIAL SERVICES -- 0.3%
    AIFUL Corp. -- (JPY).............       2,350        152,053
    GIMV NV -- (NLG).................       2,400         68,082
    Ifil (Finanzlaria di
      Partecipazioni) SPA -- (ITL)...       8,112         38,064
    ING Groep NV -- (NLG)............      14,944        381,077
    Mizuho Holdings, Inc. -- (JPY)...         153        311,697
    Promise Co. Ltd. -- (JPY)........       1,600         86,556
                                                    ------------
                                                       1,037,529
                                                    ------------
FOOD -- 0.6%
    Compass Group PLC -- (GBP).......      21,971        164,681
    CSM NV -- (NLG)..................       4,699         97,484
    Danisco AS -- (DKK)..............       1,796         64,309
    Elior -- (FRF)...................      11,117         79,780
    GBI Group SA -- (BEF)............       3,200        125,935
    Nestle SA -- (SEK)...............       2,750        586,343
    Parmalat Finanziaria
      SPA -- (ITL)...................      29,826         80,466
    Sainsbury (J) PLC -- (GBP).......      70,186        373,868
    Snow Brand Milk -- (JPY).........      25,000         41,393
    Unilever PLC -- (GBP)............      45,209        371,100
                                                    ------------
                                                       1,985,359
                                                    ------------
HEALTH CARE -- 0.0%
    Hoechst AG -- (DEM)..............       2,702        121,012
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.1%
    IMI PLC -- (GBP)*................      42,222        165,302
    Itochu Corp. -- (JPY)............      26,000         58,721
                                                    ------------
                                                         224,023
                                                    ------------
INSURANCE -- 0.9%
    Aegon NV -- (NLG)................       5,888        159,373
    Allianz AG -- (DEM)..............       1,605        380,129
    AMP Ltd. -- (AUD)................      12,000        113,271
    Assicurazioni Generali SPA --
      (ITL)..........................       3,464         96,229
    AXA SA -- (FRF)..................      11,129        232,564
    Helvetia Patria -- (CHF).........         764        116,421
    Muenchener Rueckversicherung
      AG -- (DEM)....................         978        265,547
    Prudential Corp. PLC -- (GBP)....      22,021        255,115
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP).............      63,512        364,892
    Societa Assicuratrice Industriale
      SPA -- (ITL)...................       3,429         42,896

                                         SHARES        VALUE
                                         ------        -----
    Swiss Reinsurance -- (CHF).......       4,720   $    474,761
    Tokio Marine & Fire Insurance Co.
      Ltd. -- (JPY)..................      34,000        248,527
    Zurich Financial Services SA --
      (CHF)..........................         708        166,095
                                                    ------------
                                                       2,915,820
                                                    ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Sumitomo Foresting
      Co. -- (JPY)...................      15,000         78,743
                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
    Alstom -- (FRF)..................       4,878         54,247
    Deutz AG -- (DEM)*...............      23,900         36,602
    Fuji Heavy Industries
      Ltd. -- (JPY)..................      28,000        120,067
    Tsubakimoto Chain Co. -- (JPY)...      32,000         73,249
                                                    ------------
                                                         284,165
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Disetronic Holding AG -- (CHF)...         178        147,843
    Nobel Biocare -- (SEK)...........         645         26,901
    Qiagen NV -- (NLG)*..............         978         18,287
    Radiometer AS -- (DKK)...........       2,300         72,440
    Tecan AG -- (DEM)................       1,713        113,492
                                                    ------------
                                                         378,963
                                                    ------------
METALS & MINING -- 0.2%
    Elkem ASA -- (NOK)...............       2,346         39,234
    NTN Corp. -- (JPY)...............      40,000         64,703
    Rio Tinto Ltd. -- (AUD)..........      20,700        394,238
    SKF AB -- (SEK)..................       4,970         97,603
    Sumitomo Metal Mining Co. Ltd. --
      (JPY)..........................      24,000         80,024
    Union Miniere SA -- (ATS)........       3,700        145,777
                                                    ------------
                                                         821,579
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY).............      12,000        412,941
                                                    ------------
OIL & GAS -- 0.5%
    Compania Espanola de Petroleos
      SA -- (ESP)....................      14,615        162,531
    Cosmo Oil Co. Ltd. -- (DEM)......      42,000         59,286
    Ente Nazionale Idrocarburi SPA --
      (ITL)..........................       3,550         44,505
    Enterprise Oil -- (GBP)..........      53,661        363,941
    OMV AG -- (ATS)..................         200         16,760
    Saipem SPA -- (ITL)..............       9,704         47,521
    Santos Ltd. -- (AUD).............      32,000        101,559
    Shell Transport & Trading Co.
      PLC -- (GBP)...................      45,600        313,252
    Smedvig ASA Cl-A -- (NOK)........       4,718         38,399
    TotalFinaElf SA  -- (FRF)........       3,629        518,280
                                                    ------------
                                                       1,666,034
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP)..................      86,100        252,425
    Svenska Cellulosa AB Cl-B --
      (SEK)..........................       5,289        144,708
                                                    ------------
                                                         397,133
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PHARMACEUTICALS -- 1.2%
    AstraZeneca Group PLC -- (GBP)...       8,618   $    388,574
    Eisai Co. Ltd. -- (JPY)..........       7,000        174,119
    Glaxosmithkline PLC -- (GBP).....      25,424        637,552
    Kyorin Pharmaceutica
      Co. -- (JPY)...................       3,000         77,827
    Mochida
      Pharmaceutical -- (JPY)........       9,000         52,533
    Novartis AG -- (CHF).............      26,604        961,421
    Novo Nordisk AS Cl-B -- (DKK)....       1,798         73,531
    Rhone-Poulenc Cl-A -- (FRF)......      10,009        710,715
    Schwarz Pharma AG -- (DEM).......       2,511         65,060
    Shire Pharmaceuticals Group
      PLC -- (GBP)*..................      11,057        138,396
    Shiseido Co. Ltd. -- (JPY).......       9,000         83,160
    Takeda Chemical Industries --
      (JPY)..........................       8,000        361,972
                                                    ------------
                                                       3,724,860
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Elsevier NV -- (NLG).............       6,859         81,102
    Mondadori (Arnoldo) Editore
      SPA -- (ITL)...................       4,243         26,823
    Pearson PLC -- (GBP).............      13,370        153,920
    Reed International
      PLC -- (GBP)...................      76,270        632,725
    Singapore Press Holdings Ltd. --
      (SGD)..........................      11,000        129,867
                                                    ------------
                                                       1,024,437
                                                    ------------
RAILROADS -- 0.0%
    Railtrack Group PLC -- (GBP).....      18,110          8,698
                                                    ------------
REAL ESTATE -- 0.4%
    Capitaland Ltd. -- (SGD).........      33,000         33,420
    Cheung Kong Holdings Ltd. --
      (HKD)..........................      38,000        394,724
    City Developments
      Ltd. -- (SGD)..................      11,000         36,041
    Corio NV -- (NLG)................       3,778         83,760
    Goldcrest Co. Ltd. -- (JPY)......       1,500         55,623
    Land Securities PLC -- (GBP)*....       5,124         58,430
    Metrovacesa SA -- (ESP)..........       9,037        124,718
    Persimmon PLC -- (GBP)...........      17,925        100,375
    Simco SA -- (FRF)................         840         57,964
    Singapore Land Ltd. -- (SGD).....      25,000         46,304
    Westfield Trust -- (AUD).........     100,700        178,559
                                                    ------------
                                                       1,169,918
                                                    ------------
RESTAURANTS -- 0.1%
    Sodexho -- (FRF).................       2,878        123,026
    Watami Food Service Co. Ltd. --
      (JPY)..........................       3,000         51,274
                                                    ------------
                                                         174,300
                                                    ------------
RETAIL & MERCHANDISING -- 0.5%
    AVA Allgemeine
      Hadnelsgescellscahaft der
      Verbraucher AG -- (DEM)........       1,515         53,957
    Carrefour Supermarche SA --
      (FRF)..........................      11,169        580,766
    Debenhams PLC -- (GBP)*..........      14,511         87,435
    Metro AG -- (DEM)................       2,291         81,288
    Mycal Corp. -- (DEM).............      35,000            267

                                         SHARES        VALUE
                                         ------        -----
    Valora Holding AG -- (CHF).......         415   $     60,364
    Wal-mart de Mexico SA Cl-V --
      (MXP)..........................     101,000        275,398
    Woolworths Ltd. -- (AUD).........  80,200....        461,441
                                                    ------------
                                                       1,600,916
                                                    ------------
SEMICONDUCTORS -- 0.0%
    Advantest Corp. -- (JPY).........       1,400         79,261
    SEZ Holdings AG Cl-A -- (CHF)....         974         46,228
                                                    ------------
                                                         125,489
                                                    ------------
TELECOMMUNICATIONS -- 1.0%
    Alcatel SA -- (FRF)..............       8,543        146,045
    America Movil-Series
      L -- (MXP).....................      13,600        264,928
    Colt Telecom Group
      PLC -- (GBP)*..................      11,715         19,437
    Debitel AG -- (DEM)..............       4,713         80,948
    Deutsche Telekom AG -- (DEM).....      16,145        277,440
    Draka Holdings -- (NLG)..........       1,254         44,103
    France Telecom SA -- (FRF).......         107          4,278
    KDDI Corp. -- (JPY)..............          35         65,428
    Kingston Communication (Hull)
      PLC -- (GBP)...................      69,995        119,190
    KPN NV -- (NLG)*.................       6,771         34,424
    KPNQwest NV -- (NLG)*............       1,659         11,625
    NTT Mobile Communications
      Network, Inc. -- (JPY).........          21        246,757
    Portugal Telecom SA -- (PTE)*....      15,508        120,820
    Singapore Telecommunications
      Ltd. -- (SGD)..................     112,000        106,753
    Sonera Oyj -- (FIM)..............       6,200         31,411
    Swisscom AG -- (CHF).............         521        144,348
    Tandberg Telelvision
      ASA -- (NOK)*..................       9,765         32,553
    Tele Danmark AS -- (DKK).........       4,041        143,969
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)..................      22,000         45,804
    Telecom Italia Mobile SPA --
      (ITL)..........................      70,745        394,944
    Telecom Italia SPA -- (ITL)......      26,768        228,803
    Telekom Malaysia BHD -- (MYR)....         100            271
    Teleplan International NV --
      (NLG)*.........................         656          9,772
    Telstra Corp. Ltd. -- (AUD)......      45,000        125,310
    Vivendi Unversal SA -- (FRF).....       7,381        404,169
    Vodafone AirTouch PLC -- (GBP)...      87,668        229,349
                                                    ------------
                                                       3,332,879
                                                    ------------
TRANSPORTATION -- 0.1%
    Arriva PLC -- (GBP)..............      33,454        163,718
    Nippon Yusen
      Kabushiki -- (JPY).............      52,000        156,722
    TNT Post Group NV -- (NLG).......       3,057         66,142
                                                    ------------
                                                         386,582
                                                    ------------
UTILITIES -- 0.5%
    ABB Ltd. -- (CHF)................      11,942        115,084
    Hong Kong Electric Holdings
      Ltd. -- (HKD)..................      30,000        111,569
    Innogy Holdings PLC -- (GBP).....      70,623        197,348
    MVV Energie AG -- (DEM)..........       2,650         36,313
    Severn Trent PLC -- (GBP)*.......      19,796        207,154

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Shikoku Electric Power Co.,
      Inc. -- (JPY)..................       5,300   $     81,081
    Suez Lyonnaise des
      Eaux -- (FRF)..................       6,878        208,216
    Tokyo Electric Power
      Co. -- (JPY)...................      16,400        349,123
    Veba AG -- (DEM).................       7,496        388,308
                                                    ------------
                                                       1,694,196
                                                    ------------
TOTAL FOREIGN STOCK
      (Cost $50,967,076).............                 43,529,481
                                                    ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.7%
    Federal Farm Credit Bank
      5.86%, 03/03/06................  $2,416.....     2,521,054
                                                    ------------
    Federal Home Loan Mortgage Corp.
      5.50%, 04/01/29................         987        946,324
      6.35%, 07/15/26................       1,200      1,229,303
      6.502%, 11/25/30...............       1,425      1,460,013
      6.75%, 03/15/31................         985      1,050,689
      7.00%, 11/01/30................          44         44,767
                                                    ------------
                                                       4,731,096
                                                    ------------
    Federal National Mortgage Assoc.
      6.00%, 05/15/11-12/01/31.......       7,982      7,978,639
      6.25%, 02/01/11................         260        264,911
      6.50%, 07/25/16-09/01/31.......       4,803      4,863,824
      7.00%, 12/01/15-01/01/31.......       2,627      2,693,561
      7.125%, 02/15/05-01/15/30......         625        693,649
                                                    ------------
                                                      16,494,584
                                                    ------------
    Government National Mortgage Assoc.
      6.00%, 02/15/26-05/15/26.......         482        475,949
      6.50%, 01/15/28-09/15/28.......       2,336      2,349,620
      7.00%, 03/15/13-04/15/28.......       4,801      4,952,815
      8.00%, 05/15/16-07/15/23.......         164        175,090
      8.50%, 06/15/16-10/15/26.......         542        582,768
      9.50%, 10/15/09-01/15/20.......          13         14,112
      10.00%, 11/15/09...............           1          1,641
      10.50%, 08/15/15...............           2          2,495
      11.50%, 06/15/10-09/15/15......          40         46,095
      12.00%, 09/15/13-01/15/14......           1            693
                                                    ------------
                                                       8,601,278
                                                    ------------
    Tennessee Valley Authority
      6.875%, 12/15/43...............          40         39,377
      7.25%, 07/15/43................          20         20,404
                                                    ------------
                                                          59,781
                                                    ------------
      (Cost $32,074,587).............                 32,407,793
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
U.S. TREASURY OBLIGATIONS -- 8.1%
    U.S. Treasury Bonds
      7.50%, 11/15/16................  $    1,250   $  1,478,565
      7.125%, 02/15/23...............         240        279,534
      6.25%, 08/15/23................         650        688,290
      7.625%, 02/15/25...............         300        370,770
      6.00%, 02/15/26................       1,000      1,030,938
      6.75%, 08/15/26................       5,605      6,329,710
      6.625%, 02/15/27...............         450        501,592
                                                    ------------
                                                      10,679,399
                                                    ------------
    U.S. Treasury Notes
      4.25%, 11/15/03sec.............       9,980     10,220,927
      4.625%, 05/15/06sec............         915        928,046
      3.50%, 11/15/06sec.............         300        289,289
      6.25%, 02/15/07sec.............       2,000      2,161,564
      5.625%, 05/15/08sec............         325        340,768
      4.75%, 11/15/08................         205        204,263
      6.50%, 02/15/10................       1,880      2,065,945
                                                    ------------
                                                      16,210,802
                                                    ------------
      (Cost $26,788,972).............                 26,890,201
                                                    ------------
ASSET BACKED SECURITIES -- 3.1%
    Advanta Home Equity Loan Trust
      Series 1993-1 Cl-A2
      5.95%, 05/25/09................         614        613,134
    BankBoston Home Equity Loan Trust
      Series 1998-1 Cl-A6
      6.35%, 02/25/13................         472        485,470
    Citibank Credit Card Issuance
      Trust Series 2000-A1 Cl-A1
      6.90%, 10/15/07................         300        321,332
    Citibank Credit Card Issuance
      Trust Series 2000-C1 Cl-C1
      7.45%, 09/15/07................         600        636,209
    CoreStates Home Equity Trust
      Corp. Series 1994-1 Cl-A
      6.65%, 05/15/09................          13         13,486
    GSR Mortgage Loan Trust Series
      2001-1 Cl-A12
      4.66%, 11/25/31................         900        888,609
    John Deere Owner Trust Series
      2001-A Cl-A4
      3.78%, 09/15/08................         900        875,439
    MBNA Master Credit Card Trust
      Series 1999-M Cl-A
      6.60%, 04/16/07................         375        397,535
    MBNA Master Credit Card Trust
      Series 2001-A1 Cl-A1
      5.75%, 10/15/08................       1,000      1,029,720
    Mellon Residential Funding Corp.
      Series 2001-Heil Cl-A3
      5.945%, 02/25/11...............       1,000      1,024,709
    Reliant Energy Transition Bond
      Co. LLC Series 2001-1 Cl-A4
      5.63%, 09/15/15................         850        816,511

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


                                          PAR
                                         (000)         VALUE
                                         -----         -----
    SSB RV Trust
      Series 2001-1 Cl-A3
      4.74%, 12/15/13................  $      950   $    954,585
    The Money Store Home Equity Trust
      Series 1997-B Cl-A8
      6.90%, 07/15/38................         445        463,805
    Toyota Auto Receivables Owner
      Trust
      Series 2000-B C1-A4
      6.80%, 04/15/07................       1,400      1,478,394
    USAA Auto Owner Trust Series
      2001-2 Cl-A3
      3.20%, 02/15/06................         400        397,169
                                                    ------------
    (Cost $10,277,068)...............                 10,396,107
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
    JP Morgan Chase Commercial
      Mortgage Corp.
      Series 2001-CIB2 Cl-A2
      6.244%, 04/15/35...............         575        585,304
    JP Morgan Chase Commercial
      Mortgage Corp.
      Series 2001-CIBC Cl-A3
      6.26%, 03/15/33................       1,425      1,431,011
    Salomon Brothers Mortgage Trust
      Series 2001-C1 Cl-A2
      6.226%, 12/18/35...............         550        560,703
                                                    ------------
    (Cost $2,562,070)................                  2,577,018
                                                    ------------
                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.3%
BEVERAGES -- 0.2%
    Cott Corp. -- (CAD)
      9.375%, 07/01/05...............         300        307,501
      8.50%, 05/01/07................         100        103,500
                                                    ------------
                                                         411,001
                                                    ------------
CABLE TELEVISION -- 0.0%
    Rogers Cablesystems of America,
      Inc. Cl-B -- (CAD)
      10.00%, 03/15/05...............         125        136,250
                                                    ------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ---------       -----
FINANCIAL-BANK & TRUST -- 0.0%
    Bank of Nova Scotia -- (CAD)
      6.25%, 09/15/08................          50   $     49,425
                                                    ------------
FINANCIAL SERVICES -- 0.0%
    Intertek Finance PLC Cl-B --
      (GBP)
      10.25%, 11/01/06...............         150        150,750
                                                    ------------
OIL & GAS -- 0.0%
    BG Transco Holdings PLC -- (GBP)
      7.057%, 12/14/09...............           5          7,259
      4.188%, 12/14/22...............           5          8,196
      7.00%, 12/16/24................           5          7,984
                                                    ------------
                                                          23,439
                                                    ------------
PRINTING & PUBLISHING -- 0.1%
    Sun Media Corp. -- (CAD)
      9.50%, 05/15/07................         163        166,260
                                                    ------------
UTILITIES -- 0.0%
    Calpine Canada Energy -- (CAD)
      8.50%, 05/01/08................         100         91,570
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $1,018,245)..................                  1,028,695
                                                    ------------
                                         SHARES
                                         ------
PREFERRED STOCK -- 0.0%
CLOTHING & APPAREL -- 0.0%
    Anvil Holdings, Inc. 13.00%*.....       3,775         56,625
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.0%
    Mikohn Gaming Corp.
      11.875% [PIK] 144A.............          75         73,219
                                                    ------------
TOTAL PREFERRED STOCK
  (Cost $123,029)....................                    129,844
                                                    ------------
SHORT-TERM INVESTMENTS -- 1.9%
    Temporary Investment Cash Fund
    (Cost $6,187,409)................   6,187,409      6,187,409
                                                    ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $327,998,725)................                334,828,122
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.6%)...................                 (2,037,621)
                                                    ------------
NET ASSETS -- 100.0%.................               $332,790,501
                                                    ============

--------------------------------------------------------------------------------
Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 47.7%
    Federal Home Loan Mortgage Corp.
      5.625%, 03/15/11..............  $   95,000   $   94,325,975
      7.00%, 04/25/19 [IO]+.........          10              310
      8.25%, 08/01/17...............         113          122,263
      8.30%, 02/01/24 [VR]..........         301          311,179
                                                   --------------
                                                       94,759,727
                                                   --------------
    Federal National Mortgage Assoc.
      5.329%, 08/01/29..............         690          700,987
      5.356%, 01/01/28 [VR].........         478          486,080
      5.412%, 05/01/36 [VR].........      42,802       43,492,767
      5.50%, 01/17/17 [TBA].........       4,000        3,932,520
      5.566%, 11/01/35..............      12,864       13,071,068
      6.00%, 08/01/13-01/01/29......     104,766      104,430,099
      6.25%, 05/25/08 [IO]+.........         236           23,050
      6.50%, 05/18/23...............       1,934        1,960,980
      6.896%, 01/01/24 [VR].........          45           47,044
      6.90%, 05/25/23...............         271          273,031
      9.40%, 07/25/03...............          17           17,248
                                                   --------------
                                                      168,434,874
                                                   --------------
    Government National Mortgage
      Assoc.
      5.25%, 04/20/30-05/20/30
        [VR]........................       1,672        1,688,551
      5.50%, 07/20/30 [VR]..........      10,367       10,511,644
      6.00%, 02/15/29-01/24/32......      76,346       74,950,541
      6.375%, 03/20/17-02/20/27
        [VR]........................      14,598       14,846,459
      6.50%, 09/15/23-01/24/32......     148,020      148,206,257
      6.75%, 08/20/23-09/20/24
        [VR]........................       4,484        4,624,080
      7.00%, 02/15/24-01/24/32......     196,971      201,063,626
      7.50%, 12/20/23-01/24/32......      52,458       54,267,336
      7.625%, 10/20/23-12/20/26
        [VR]........................       9,031        9,338,305
                                                   --------------
                                                      519,496,799
                                                   --------------
    (Cost $776,373,570).............                  782,691,400
                                                   --------------
CORPORATE OBLIGATIONS -- 32.0%
AIRLINES -- 1.2%
    American Airlines, Inc.
      7.858%, 10/01/11 144A.........       4,200        4,191,222
      10.19%, 05/26/15..............         250          248,293
    Continental Airlines, Inc.
      6.954%, 02/02/11..............       7,453        6,986,889
    United Airlines, Inc.
      10.36%, 11/13/12..............       6,925        6,180,770
      10.36%, 11/27/12..............         500          446,520
      10.02%, 03/22/14..............       2,000        1,745,160
                                                   --------------
                                                       19,798,854
                                                   --------------
AUTOMOBILE MANUFACTURERS -- 2.0%
    DaimlerChrysler Corp.
      2.64%, 12/16/02 [FRN].........      14,200       14,134,510
      4.20%, 08/01/03 [FRN].........      14,800       14,585,902
      2.38%, 08/21/03 [FRN].........         800          784,593

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Ford Motor Co.
      7.45%, 07/16/31...............  $    3,200   $    2,940,042
                                                   --------------
                                                       32,445,047
                                                   --------------
BUSINESS SERVICES -- 0.1%
    Trinom Ltd.
      7.15%, 06/18/04 144A [FRN]....       1,400        1,400,000
                                                   --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Sierra Pacific Resources Co.
      2.99%, 04/20/03 144A [FRN]....      15,000       14,513,370
                                                   --------------
ENTERTAINMENT & LEISURE -- 1.7%
    The Walt Disney Co.
      4.50%, 09/15/04...............      27,500       27,475,773
                                                   --------------
FINANCIAL -- BANK & TRUST -- 3.4%
    Bank One Corp.
      5.90%, 11/15/11...............       3,400        3,291,608
    Bank One NA
      2.216%, 05/10/04 [FRN]........       3,700        3,700,533
    Household Bank
      2.537%, 10/22/03 [FRN]........      11,750       11,729,438
    Inter-American Development Bank
      5.375%, 01/18/06..............       5,900        6,063,064
    Protective Life Fund Bank Loan
      2.76%, 01/17/03 144A [FRN]....      10,000       10,029,370
    Wachovia Corp.
      4.95%, 11/01/06...............       5,200        5,110,981
    Westdeutsche Landesbank
      6.05%, 01/15/09...............      15,600       15,864,997
                                                   --------------
                                                       55,789,991
                                                   --------------
FINANCIAL SERVICES -- 12.6%
    Chrysler Financial Corp.
      2.04%, 01/30/02 [FRN].........      10,000        9,993,840
    CIT Group, Inc.
      2.931%, 04/07/03 [FRN]........      12,900       12,954,735
    Credit Suisse First Boston USA,
      Inc.
      6.125%, 11/15/11..............       3,100        3,031,251
    Ford Capital Corp.
      9.875%, 05/15/02..............       4,300        4,406,335
    Ford Motor Credit Corp.
      2.20%, 06/20/03 [FRN].........      16,900       16,512,449
      4.32%, 03/08/04 [FRN].........       7,400        7,213,624
      2.497%, 04/28/05 [FRN]........      19,970       18,603,572
    Gemstone Investor Ltd.
      7.71%, 10/31/04 144A..........       3,600        3,501,508
    General Motors Acceptance Corp.
      2.753%, 03/22/04 [FRN]........      18,400       18,025,118
      2.75%, 04/05/04 [FRN].........      10,000        9,654,860
      3.01%, 05/04/04 [FRN].........      26,500       25,907,512
      6.85%, 06/17/04...............       2,000        2,087,182
      2.74%, 07/21/04 [FRN].........      11,450       11,073,387
      8.00%, 11/01/31...............       5,400        5,511,785
    Household Finance Corp.
      2.506%, 05/28/04 [FRN]........       4,600        4,600,419
    LG&E Capital Corp.
      6.205%, 05/01/04 144A.........       5,000        5,139,405

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Merrill Lynch & Co., Inc.
      2.45%, 05/21/04 [FRN].........  $    1,800   $    1,802,336
    Morgan Stanley Co. TRCRS
      7.187%, 09/15/11 144A [FRN]...       2,870        3,056,772
    Morgan Stanley Dean Witter & Co.
      2.325%, 05/14/04 [FRN]........       5,500        5,487,521
    Pemex Finance Ltd.
      5.72%, 11/15/03...............       3,300        3,347,850
    Pemex Master Trust
      8.00%, 11/15/11 144A..........      14,200       14,306,500
    Salomon Smith Barney Holdings
      2.236%, 02/11/03 [FRN]........       3,700        3,708,673
    Sr Wind Ltd. C1-A2
      7.266%, 05/18/05 144A [FRN]...       4,000        3,959,280
      7.766%, 05/18/05 144A [FRN]...       2,000        2,020,400
    Textron Financial Corp.
      4.059%, 09/17/02 [FRN]........      10,000        9,908,970
                                                   --------------
                                                      205,815,284
                                                   --------------
FOOD -- 0.2%
    Kroger Co.
      2.771%, 08/16/12 [FRN]........       3,600        3,602,243
                                                   --------------
OIL & GAS -- 0.8%
    Kerr-McGee Corp.
      2.654%, 06/28/04 144A [FRN]...       2,600        2,596,454
    Phillips Petroleum Co.
      8.50%, 05/25/05...............      10,000       11,066,970
                                                   --------------
                                                       13,663,424
                                                   --------------
PAPER & FOREST PRODUCTS -- 1.4%
    International Paper Co.
      5.055%, 06/20/04 144A [FRN]...      23,500       23,194,500
                                                   --------------
RAILROADS -- 0.3%
    Union Pacific Co.
      7.875%, 02/15/02..............       5,000        5,029,290
                                                   --------------
TELECOMMUNICATIONS -- 4.3%
    AT&T Corp.
      8.00%, 11/15/31 144A..........      10,000       10,502,350
    AT&T Wireless Services, Inc.
      7.875%, 03/01/11..............         700          749,536
    Bellsouth Corp.
      6.875%, 10/15/31..............       3,800        3,919,491
    British Telecom PLC
      3.165%, 12/15/03 [FRN]........       2,900        2,931,929
    France Telecom
      3.396%, 07/16/03 144A [FRN]...       4,400        4,402,640
      7.20%, 03/01/06 144A..........       5,000        5,315,120
      7.75%, 03/01/11 144A..........       7,400        7,941,636
      8.50%, 03/01/31 144A..........      11,500       13,172,996
    Qwest Capital Funding Corp.
      7.25%, 02/15/11...............       2,800        2,732,990
    Sprint Corp.
      6.00%, 01/15/07 144A..........       7,700        7,653,392
    US West Communications
      7.20%, 11/10/26...............      13,250       11,665,591
                                                   --------------
                                                       70,987,671
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
TRANSPORTATION -- 0.9%
    CSX Corp.
      2.503%, 06/24/02 [FRN]........  $   15,000   $   14,995,890
                                                   --------------
UTILITIES -- 2.2%
    Louisiana Power & Light Corp.
      7.74%, 07/01/02...............       1,890        1,896,725
    Pacific Gas & Electric Co.
      7.575%, 10/31/49 144A [FRN]...       1,100        1,034,000
    Progress Energy, Inc.
      7.75%, 03/01/31...............       6,240        6,694,228
    Texas Utilities Co.
      2.50%, 06/15/03 144A [FRN]....      26,000       26,026,494
                                                   --------------
                                                       35,651,447
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $528,329,104)...............                  524,362,784
                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.3%
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2000-1 Cl-A2
      7.491%, 12/25/30 [VR].........       4,559        4,654,399
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2001-10 Cl-6A
      6.147%, 02/25/32 [VR].........       5,100        5,167,608
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2001-10 Cl-VA
      6.195%, 02/25/32 [VR].........       6,800        6,919,001
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2001-8 Cl-VIA
      6.709%, 11/25/31 [VR].........       8,679        8,810,057
    Chase Mortgage Finance Corp.
      Series 1999-S8 Cl-A1
      6.35%, 06/25/29...............       4,440        4,550,562
    Citicorp Mortgage Securities,
      Inc. Series 1992-17 Cl-A
      7.039%, 08/25/22..............         165          164,658
    CMC Securities Corp. III Series
      1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       36,946,548
    Countrywide Mortgage Backed
      Securities, Inc. Series 1994-E
      Cl-A1
      8.354%, 03/25/24 [VR].........          61           61,125
    Credit Suisse First Boston, Inc.
      Series 1998-1 Cl-A5
      6.75%, 09/25/28...............       3,500        3,536,488
    E-Trade Bank Trust Series
      2001-01 Cl-A1
      7.11%, 08/31/31 [VR]..........      19,120       19,443,339
    Federal Home Loan Mortgage Corp.
      Series 2064 Cl-ZA
      6.50%, 05/15/28...............       9,774        9,310,560

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    First Horizon Asset Securities,
      Inc. Series 2001-7 Cl-A1
      6.75%, 11/25/31...............  $    5,079   $    5,179,136
    First Nationwide Trust Series
      2001-4 Cl-4A1
      2.97%, 09/25/31...............       6,853        6,869,590
    Freddie Mac Series 2145 Cl-MZ
      6.50%, 04/15/29...............      11,946       11,111,069
    G-Wing Ltd. Series 2001-WH1A
      Cl-B
      4.741%, 05/06/04 144A.........      18,100       18,100,000
    GEM Trust Series 1999-1 Cl-1A3
      6.625%, 04/25/29..............      18,721       18,677,412
    Indymac Adjustable Rate Mortgage
      Trust Series 2001-H2 Cl-A2
      6.49%, 01/25/32...............       3,434        3,453,381
    Merrill Lynch Mortgage
      Investors, Inc. Series 1998-C3
      C1-A1
      5.65%, 12/15/30...............       6,722        6,884,819
    Morgan Stanley Dean Witter
      Capital I Series 2001-SGMA
      CL-A
      2.39%, 07/11/11 144A [FRN]....       9,445        9,445,020
    Nationslink Funding Corp. Series
      1999-SL Cl-A4
      6.654%, 11/10/30..............         500          523,748
    PHH Mortgage Services Corp.
      Series 1997-6 Cl-A4
      7.158%, 11/18/27 144A [FRN]...      15,372       15,540,495
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27...............      11,969       12,286,697
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.976%, 02/25/28..............      18,092       17,922,670
    Prudential-Bache Trust Series 14
      Cl-G
      8.40%, 03/20/21...............         953        1,008,904
    Residential Asset Securitization
      Trust Series 2001-A1 CL-1A5
      7.13%, 07/25/31...............      24,300       24,426,834
    Residential Funding Mortgage
      Securities Series 1998-S30
      Cl-A6
      6.50%, 12/25/28...............      31,744       31,412,386
    Residential Funding Mortgage
      Securities Series 1999-16
      Cl-A4
      6.75%, 07/30/29...............      10,000       10,005,042
    Rothschild, (L.F.) Mortgage
      Trust Series 2 Cl-2
      9.95%, 08/01/17...............         654          704,081
    Salomon Brothers Mortgage
      Securities VII Series
      2000-BOA1 Cl-A
      7.599%, 08/25/30..............       1,030        1,050,780
    Salomon Brothers Mortgage Series
      1999-3 Cl-A
      2.48%, 05/25/29 [FRN].........       2,534        2,543,632

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Salomon Brothers Mortgage Series
      1999-NC4 Cl-A
      2.50%, 09/25/29 [FRN].........  $    9,764   $    9,798,787
    Small Business Investment
      Companies Series 2000-P10B
      Cl-1
      7.449%, 08/01/10..............       3,506        3,771,650
    Small Business Investment
      Companies Series 2001-P10B
      Cl-1
      6.344%, 08/01/11..............      17,049       17,199,428
    Structured Asset Mortgage
      Investments, Inc. Series
      1992-2 Cl-1A3
      6.30%, 05/25/29...............      28,519       29,067,278
    Structured Asset Securities
      Corp. Series 2001-15A Cl-2A1
      6.50%, 10/25/31...............       5,072        5,156,831
    Wells Fargo Mortgage Backed
      Securities Series 2001-2 Cl-A1
      7.00%, 02/25/16...............       3,453        3,565,538
                                                   --------------
    (Cost $360,924,073).............                  365,269,553
                                                   --------------
ASSET BACKED SECURITIES -- 10.8%
    Bayview Financial Acquisition
      Trust Series 2001-AA Cl-A
      2.50%, 04/25/31 144A [FRN]....       2,647        2,645,657
    Bayview Financial Acquisition
      Trust Series 2001-BA Cl-A
      2.388%, 07/25/31 144A [FRN]...      17,934       17,869,264
    Bear Stearns Asset Backed
      Securities, Inc. Series 2001-A
      Cl-AIII
      2.216%, 02/15/31 [FRN]........       2,781        2,785,941
    Conseco Finance Home Improvement
      Series 1999-G Cl-M1
      8.88%, 06/15/24...............       9,250        9,957,557
    Conseco Finance Securities Corp.
      Series 2000-4 Cl-A6
      8.31%, 05/01/32...............       8,000        8,187,875
    Conseco Private Label Master
      Trust Series 2001-A Cl-A
      2.176%, 11/17/08 [FRN]........      11,700       11,726,648
    Contimortgage Home Equity Loan
      Trust Series 1997-3 Cl-A8
      7.58%, 08/15/28...............      14,900       15,643,713
    Contimortgage Home Equity Loan
      Trust Series 1997-5 Cl-A8
      2.196%, 03/15/24 [FRN]........       1,401        1,403,253
    EMC Mortgage Loan Trust Series
      2001-A Cl-A
      2.79%, 05/25/40 144A [FRN]....      33,400       33,512,510
    Green Tree Financial Corp.
      Series 1999-5 Cl-A5
      7.86%, 04/01/31...............      19,700       19,684,705
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06...............         194          195,204

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Mellon Bank Home Equity
      Installment Loan Series 1999-1
      Cl-A1
      5.90%, 10/25/10...............  $    2,905   $    2,914,311
    National Premier Financial
      Services XII, Inc. Series
      2001-2A CL-A
      3.237%, 06/01/04 144A [FRB]...      13,800       13,800,000
    Option One Mortgage Loan Trust
      Series 2001-3 Cl-A
      2.368%, 09/25/31 [FRN]........      23,051       23,061,429
    Providian Gateway Master Trust
      Series 2000-C Cl-A
      2.116%, 03/15/07 144A [FRN]...      13,800       13,811,083
                                                   --------------
    (Cost $176,958,326).............                  177,199,150
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 7.5%
    U.S. Treasury Bills
      1.69%, 02/07/02...............         255          254,557
                                                   --------------
    U.S. Treasury Bonds
      6.25%, 08/15/23...............       3,500        3,706,175
      6.00%, 02/15/26...............      22,300       22,989,917
      6.50%, 11/15/26...............       1,300        1,426,649
                                                   --------------
                                                       28,122,741
                                                   --------------
    U.S. Treasury Inflationary Bonds
      [TIPS]
      3.625%, 07/15/02-04/15/28#....      25,500       28,448,036
      3.375%, 01/15/07#.............      20,300       22,859,678
      3.875%, 01/15/09-04/15/29.....      37,500       42,684,544
                                                   --------------
                                                       93,992,258
                                                   --------------
    (Cost $119,183,461).............                  122,369,556
                                                   --------------
SOVEREIGN ISSUES -- 2.9%
BRAZIL -- 0.2%
    Republic of Brazil
      3.188%, 04/15/06 [BRB, FRN]...       4,630        4,066,696
                                                   --------------
EGYPT -- 0.5%
    Egypt (Arab Republic of)
      8.75%, 07/11/11 144A..........       9,000        8,797,500
                                                   --------------
MEXICO -- 2.2%
    United Mexican States
      9.875%, 02/01/10..............         600          672,000
      8.375%, 01/14/11..............      19,000       19,760,000
      11.375%, 09/15/16.............         200          247,100
      8.30%, 08/15/31...............      14,200       13,987,000
                                                   --------------
                                                       34,666,100
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $47,312,954)................                   47,530,296
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
MUNICIPAL BONDS -- 0.2%
COLORADO
    Denver City County Series A
      (AMBAC Insured), Callable on
      12/01/10@101
      5.50%, 12/01/25
    (Cost $2,958,285)...............  $    3,000   $    3,047,940
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ---------
FOREIGN BONDS -- 0.2%
TELECOMMUNICATIONS
    British Telecom PLC -- (GBP)
      8.375%, 12/15/10
    (Cost $2,496,248)...............       2,500        2,772,578
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
OPTIONS -- 0.0%
PUT OPTIONS
    Eurodollar Futures,
      Strike Price 92.50,
      Expires 06/17/02*.............       3,595           22,469
    Eurodollar Futures,
      Strike Price 92.75,
      Expires 06/17/02*.............         800           10,000
    Eurodollar Futures,
      Strike Price 93.75,
      Expires 06/17/02*.............         610            3,813
    Japanese Yen Currency Futures,
      Strike Price 79,
      Expires 03/08/02*.............          60           24,074
    U.S. T-Note Futures,
      Strike Price 90,
      Expires Date 02/23/02*........         100            1,563
                                                   --------------
    (Cost $87,677)..................                       61,919
                                                   --------------
                                         PAR
                                        (000)
                                        -----
COMMERCIAL PAPER -- 2.2%
    American Electric Power Co.
      4.26%, 02/13/02++.............  $   15,000       14,964,299
    AT&T Capital Corp.
      3.075%, 08/06/02 144A
        [FRN]++.....................       7,400        7,402,923
    General Mills, Inc.
      2.97%, 01/17/02++.............       3,500        3,496,821
      3.01%, 01/22/02++.............       4,800        4,794,160
    Sprint Corp.
      3.45%, 05/07/02++.............       5,000        4,964,236
                                                   --------------
    (Cost $35,550,252)..............                   35,622,439
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
SHORT-TERM INVESTMENTS -- 2.5%
    Temporary Investment Cash
      Fund..........................  20,534,161   $   20,534,161
    Temporary Investment Fund.......  20,534,160       20,534,160
                                                   --------------
    (Cost $41,068,321)..............                   41,068,321
                                                   --------------
TOTAL INVESTMENTS -- 128.3%
  (Cost $2,091,242,271).............                2,101,995,936
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
WRITTEN OPTIONS -- (0.3)%
CALL OPTIONS
    10 Year U.S. Treasury Note
      Futures, Strike Price 107,
      Expires 02/23/02*.............       1,665       (1,326,797)
    10 Year U.S. Treasury Note
      Futures, Strike Price 108,
      Expires 02/23/02*.............         417         (221,531)
    10 Year U.S. Treasury Note
      Futures, Strike Price 111,
      Expires 02/23/02*.............         224          (31,500)
    10 Year U.S. Treasury Note
      Futures, Strike Price 112,
      Expires 02/23/02*.............         311          (29,156)
    Swap 3-Month LIBOR & Fixed 5.2%,
      Strike Price 3.14%,
      Expires 11/02/04*+............         314         (416,452)
    Swap 3-Month LIBOR & Fixed
      6%, Strike Price 6%,
      Expires 10/19/04*+............          94         (259,776)
                                                   --------------
                                                       (2,285,212)
                                                   --------------
PUT OPTIONS -- (0.2)%
    10 Year Treasury Note Futures,
      Strike Price 104,
      Expires 02/23/02*.............         363         (380,016)
    10 Year U.S. Treasury Note
      Futures, Strike Price 102,
      Expires 02/23/02*.............         322         (155,969)
    10 Year U.S. Treasury Note
      Futures, Strike Price 103,
      Expires 02/23/02*.............         571         (410,406)
    30 Year U.S. Treasury Bond
      Futures, Strike Price 100,
      Expires 02/23/02*.............          50          (60,937)
    Eurodollar Futures,
      Strike Price 95.5,
      Expires 06/17/02*.............         248           (6,201)
    Eurodollar Futures,
      Strike Price 95.75,
      Expires 06/17/02*.............       2,672         (100,200)
    Eurodollar Futures,
      Strike Price 96,
      Expires 06/17/02*.............       1,559          (77,950)

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------        -----
    Eurodollar Futures, Strike Price
      96,
      Expires 12/16/02*.............         202   $     (196,950)
    Eurodollar Futures, Strike Price
      96.5,
      Expires 09/16/02*.............         153          (86,062)
    Eurodollar Futures, Strike Price
      97, Expires 06/17/02*.........         153          (36,338)
    Swap 3-Month LIBOR & Fixed 6%,
      Strike Price 6%,
      Expires 10/19/04*+............          94         (559,715)
    Swap 3-Month LIBOR & Fixed 6.7%,
      Strike Price 6.7%,
      Expires 11/02/04*+............         314       (1,345,785)
                                                   --------------
                                                       (3,416,529)
                                                   --------------
TOTAL WRITTEN OPTIONS
  (Cost $(8,851,014))...............                   (5,701,741)
                                                   --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (28.0%)...........                 (457,947,955)
                                                   --------------
NET ASSETS -- 100.0%................               $1,638,346,240
                                                   ==============

Foreign currency exchange contracts outstanding at December 31, 2001:

                                             IN
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS     UNREALIZED
MONTH           TYPE      TO RECEIVE         FOR        AT VALUE     DEPRECIATION
---------------------------------------------------------------------------------
01/02        Buy    EUR     41,706,000   $37,552,365   $37,108,944    $  443,421
                                         ===========   ===========    ==========
                                            IN
SETTLEMENT               CONTRACTS       EXCHANGE      CONTRACTS     UNREALIZED
 MONTH        TYPE       TO DELIVER        FOR         AT VALUE      APPRECIATION
---------------------------------------------------------------------------------
01/02        Sell   EUR        900,000   $   805,527   $   800,797    $    4,730
01/02        Sell   JPY  3,608,060,000    29,179,384    27,570,226     1,609,158
                                         -----------   -----------    ----------
                                         $29,984,911   $28,371,023    $1,613,888
                                         ===========   ===========    ==========

# Securities with an aggregate market value of $10,207,695 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                              NOTIONAL      UNREALIZED
                           EXPIRATION          AMOUNT     APPRECIATION/
DESCRIPTION                  MONTH              (000)     (DEPRECIATION)
------------------------------------------------------------------------
U.S. Treasury 5 Year
  Note...................    03/02            $ 22,500      $(181,406)
U.S. Treasury 10 Year
  Note...................    03/02               7,200          3,375
U.S. Treasury 30 Year
  Bond...................    03/02              62,500       (891,719)
Euro Dollar..............    09/02      EUR    210,250        470,500
Euro Dollar..............    12/02      EUR    216,750        443,975
Euro Dollar..............    03/03      EUR      6,500          3,250
Euro Dollar..............    06/03      EUR      6,500        (11,050)
Euro Dollar..............    09/03      EUR      6,500        (20,150)
                                                            ---------
                                                            $(183,225)
                                                            ---------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Interest rate swap agreements outstanding at December 31, 2001:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Receive fixed rate
  payments of 5.25% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/03      GBP     93,600     $1,077,943
Receive fixed rate
  payments of 5.25% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/03      GBP     87,100      1,039,727
Receive fixed rate
  payments of 5.50% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    09/03      GBP     27,400         31,374
Receive fixed rate
  payments of 5.50% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/04      GBP     11,000        148,484
Receive fixed rate
  payments of 5.50% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/04      GBP     22,700        277,087
Receive fixed rate
  payments of 5.25% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/04      GBP     12,300        (40,025)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  5.25%+................    03/04      GBP     22,700        126,072

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Receive fixed rate
  payments of 5.25% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/06      GBP      8,000       (152,079)
Receive fixed rate
  payments of 5.25% and
  pay variable rate
  payments on the six
  month LIBOR-BBA
  floating rate+........    03/06      GBP      3,700        (61,626)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  1.805% on the Japanese
  10 Year Government
  Bond+.................    01/11      JPY    727,000       (285,740)
Receive fixed rate
  payments of 6.00% and
  pay variable rate
  payments on the three
  month LIBOR-BBA
  floating rate+........    12/03            $    400           (246)
Receive fixed rate
  payments of 6.00% and
  pay variable rate
  payments on the three
  month LIBOR-BBA
  floating rate+........    06/07              42,300        409,845
Receive fixed rate
  payments of 6.00% and
  pay variable rate
  payments on the three
  month LIBOR-BBA
  floating rate+........    06/07              40,800        576,667
                                                          ----------
                                                          $3,147,483
                                                          ==========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

++ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, these securities amounted to 2.17% of net assets.

See Notes to Financial Statements.

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
COMMON STOCK -- 76.9%
ADVERTISING -- 0.9%
    Omnicom Group, Inc. ..........      100,000   $    8,935,000
                                                  --------------
AEROSPACE -- 2.0%
    General Dynamics Corp. .......       70,000        5,574,800
    General Motors Corp. Cl-H*....      550,000        8,497,500
    Northrop Grumman Corp.sec.....       60,000        6,048,600
                                                  --------------
                                                      20,120,900
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 0.9%
    General Motors Corp.sec.......      180,000        8,748,000
                                                  --------------
BEVERAGES -- 2.8%
    Anheuser-Busch Companies,
      Inc. .......................      350,000       15,823,500
    Coors, (Adolph) Co.
      Cl-Bsec.....................      240,000       12,816,000
                                                  --------------
                                                      28,639,500
                                                  --------------
BROADCASTING -- 0.5%
    Liberty Media Corp. Cl-A*.....      391,000        5,474,000
                                                  --------------
CHEMICALS -- 1.5%
    Dow Chemical Co. .............      460,000       15,538,800
                                                  --------------
COMPUTER HARDWARE -- 1.3%
    Compaq Computer Corp. ........      520,000        5,075,200
    International Business
      Machines Corp. .............       70,000        8,467,200
                                                  --------------
                                                      13,542,400
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.1%
    Microsoft Corp.*..............      170,000       11,262,500
                                                  --------------
CONGLOMERATES -- 1.1%
    Minnesota Mining &
      Manufacturing Co.sec........      100,100       11,832,821
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 1.6%
    Gillette Co.sec...............      500,000       16,700,000
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    General Electric Co. .........      500,000       20,040,000
    Teradyne, Inc.*sec............      230,300        6,941,242
                                                  --------------
                                                      26,981,242
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.8%
    Harrah's Entertainment,
      Inc.*.......................      220,000        8,142,200
                                                  --------------
FINANCIAL -- BANK & TRUST -- 7.3%
    Bank of New York Co., Inc. ...      500,000       20,400,000
    Charter One Financial,
      Inc. .......................      361,179        9,806,010
    FleetBoston Financial
      Corp. ......................      250,000        9,125,000
    J.P. Morgan Chase & Co. ......      630,000       22,900,500
    Wells Fargo & Co. ............      285,000       12,383,250
                                                  --------------
                                                      74,614,760
                                                  --------------
FINANCIAL SERVICES -- 6.9%
    Citigroup, Inc. ..............      400,000       20,192,000
    Lehman Brothers Holdings,
      Inc. .......................      190,000       12,692,000
    Merrill Lynch & Co., Inc. ....      145,000        7,557,400
    Morgan Stanley Dean Witter &
      Co. ........................      170,000        9,509,800
    Stilwell Financial,
      Inc.sec.....................      780,000       21,231,600
                                                  --------------
                                                      71,182,800
                                                  --------------

                                      SHARES          VALUE
                                      ------          -----
FOOD -- 3.1%
    General Mills, Inc.sec........      180,000   $    9,361,800
    Heinz, (H.J.) Co. ............      300,000       12,336,000
    Kellogg Co.sec................      344,800       10,378,480
                                                  --------------
                                                      32,076,280
                                                  --------------
INSURANCE -- 4.3%
    Allmerica Financial Corp. ....      380,363       16,945,172
    John Hancock Financial
      Services, Inc. .............      550,000       22,715,000
    Ohio Casualty Corp. ..........      300,000        4,815,000
                                                  --------------
                                                      44,475,172
                                                  --------------
MACHINERY & EQUIPMENT -- 1.3%
    Illinois Tool Works, Inc. ....      199,100       13,483,052
                                                  --------------
METALS & MINING -- 1.6%
    Alcoa, Inc. ..................      350,000       12,442,500
    Phelps Dodge Corp.sec.........      120,000        3,888,000
                                                  --------------
                                                      16,330,500
                                                  --------------
OIL & GAS -- 7.7%
    Apache Corp.sec...............      282,260       14,079,129
    BP PLC [ADR]..................      250,000       11,627,500
    Exxon Mobil Corp. ............      480,000       18,864,000
    Royal Dutch Petroleum Co. ....      180,000        8,823,600
    Schlumberger Ltd.sec..........      200,000       10,990,000
    Unocal Corp. .................      400,000       14,428,000
                                                  --------------
                                                      78,812,229
                                                  --------------
PAPER & FOREST PRODUCTS -- 3.0%
    Bowater, Inc.sec..............      260,000       12,402,000
    International Paper Co.sec....      200,000        8,070,000
    Temple-Inland, Inc. ..........      190,000       10,778,700
                                                  --------------
                                                      31,250,700
                                                  --------------
PHARMACEUTICALS -- 6.3%
    American Home Products
      Corp. ......................      375,000       23,010,000
    Pfizer, Inc. .................      450,000       17,932,500
    Pharmacia Corp.sec............      300,000       12,795,000
    Schering-Plough Corp. ........      300,000       10,743,000
                                                  --------------
                                                      64,480,500
                                                  --------------
PRINTING & PUBLISHING -- 1.2%
    McGraw-Hill Co., Inc. ........      200,000       12,196,000
                                                  --------------
RAILROADS -- 1.2%
    Kansas City Southern
      Industries, Inc.*...........      195,000        2,755,350
    Norfolk Southern Corp. .......      540,000        9,898,200
                                                  --------------
                                                      12,653,550
                                                  --------------
RETAIL & MERCHANDISING -- 3.2%
    Target Corp. .................      500,000       20,525,000
    Wal-Mart Stores, Inc. ........      220,000       12,661,000
                                                  --------------
                                                      33,186,000
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
SEMICONDUCTORS -- 3.2%
    Intel Corp. ..................      400,000   $   12,580,000
    Maxim Integrated Products,
      Inc.*.......................      150,000        7,876,500
    Texas Instruments, Inc. ......      450,000       12,600,000
                                                  --------------
                                                      33,056,500
                                                  --------------
TELECOMMUNICATIONS -- 7.7%
    AT&T Corp. ...................      200,000        3,628,000
    BellSouth Corp. ..............      308,200       11,757,830
    Crown Castle International
      Corp.*sec...................      259,700        2,773,596
    EchoStar Communications Corp.
      Cl-A*sec....................      146,000        4,010,620
    Nokia Corp. Cl-A [ADR]........      517,800       12,701,634
    Qwest Communications
      International, Inc.sec......      674,164        9,525,937
    SBC Communications, Inc. .....      363,300       14,230,461
    Sprint Corp. (FON
      Group)sec...................      504,500       10,130,360
    Verizon Communications,
      Inc. .......................      220,000       10,441,200
                                                  --------------
                                                      79,199,638
                                                  --------------
UTILITIES -- 1.8%
    Alliant Energy Corp.sec.......       88,400        2,683,824
    Dominion Resources,
      Inc.sec.....................      175,300       10,535,530
    Duke Energy Corp.sec..........       54,800        2,151,448
    Scottish Power PLC
      [ADR]sec....................      145,000        3,146,500
                                                  --------------
                                                      18,517,302
                                                  --------------
TOTAL COMMON STOCK
  (Cost $715,329,852).............                   791,432,346
                                                  --------------
                                        PAR
                                       (000)
                                       -----
CORPORATE OBLIGATIONS -- 13.5%
BROADCASTING -- 0.4%
    Chancellor Media Corp. L.A.
      Cl-B 8.125%, 12/15/07.......  $     4,000        4,160,000
                                                  --------------
CHEMICALS -- 0.1%
    Equistar Chemicals LP 7.55%,
      02/15/26....................        2,000        1,432,172
                                                  --------------
FINANCIAL SERVICES -- 1.3%
    Auburn Hills Trust Co. 12.00%,
      05/01/20....................        4,000        5,359,684
    Resolution Funding Corp.
      6.067%, 04/15/09 [ZCB]......       12,000        8,093,784
                                                  --------------
                                                      13,453,468
                                                  --------------
HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp. 7.20%,
      12/15/09sec.................        1,500        1,356,476
                                                  --------------
OIL & GAS -- 0.1%
    Sunoco, Inc. 9.375%,
      06/01/16....................        1,000        1,112,106
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.5%
    Chesapeake Corp. 7.20%,
      03/15/05....................        5,000        4,675,000
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
TELECOMMUNICATIONS -- 3.1%
    Allegiance Telecom, Inc. Cl-B
      12.697%, 02/15/08 [STEP]....  $     2,330   $    1,036,850
    ESAT Telecom Group PLC
      10.088%, 02/01/07 [STEP]....        2,000        2,120,762
      11.875%, 12/01/08...........        1,000        1,172,193
    Global Crossing Holdings Ltd.
      8.70%, 08/01/07sec..........        4,000          380,000
    GTE Corp.
      7.90%, 02/01/27.............        2,750        2,859,607
    MetroNet Communications Corp.
      10.75%, 11/01/07 [STEP].....        1,135          720,528
      8.229%, 06/15/08 [STEP].....       12,700        6,406,920
    Nextel Communications, Inc.
      9.50%, 02/01/11.............        1,500        1,173,750
    Renaissance Media Group
      9.587%, 04/15/08 [STEP].....        2,200        1,771,000
    Rogers Cantel, Inc.
      9.75%, 06/01/16.............        3,680        3,661,600
    Sprint Corp.
      7.625%, 01/30/11............        1,325        1,393,993
    Teleglobe, Inc.
      7.70%, 07/20/29.............        3,000        2,524,512
    U.S. West Communications Corp.
      5.65%, 11/01/04.............        5,000        4,867,530
    VoiceStream Wireless Co.
      10.375%, 11/15/09...........        1,625        1,852,500
                                                  --------------
                                                      31,941,745
                                                  --------------
UTILITIES -- 7.9%
    Arizona Public Service Co.
      8.00%, 02/01/25sec..........        3,000        2,891,568
    Cleveland Electric
      Illuminating Co. Cl-B
      9.50%, 05/15/05.............        3,000        3,055,689
    Cleveland Electric
      Illuminating Co. Cl-D
      7.88%, 11/01/17.............        2,500        2,639,905
    Commonwealth Edison Co.
      8.25%, 10/01/06.............        2,000        2,204,580
      8.625%, 02/01/22............        1,500        1,526,636
      8.375%, 02/15/23............          400          409,112
    Consumers Energy Co.
      7.375%, 09/15/23............        1,500        1,366,611
    Duquesne Light Co.
      7.55%, 06/15/25.............        4,500        4,455,297
    El Paso Electric Co.
      8.90%, 02/01/06.............        1,950        2,124,203
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11.............        1,033        1,127,507
    Gulf Power Co.
      6.875%, 01/01/26............        3,000        2,799,417
    Gulf States Utilities Corp.
      8.70%, 04/01/24.............        1,000          996,649
    Indiana Michigan Power Co.
      8.50%, 12/15/22.............        4,000        4,161,096
    Jersey Central Power & Light
      Co.
      7.98%, 02/16/23.............        1,500        1,459,145

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23.............  $     2,975   $    2,967,092
    New York State Electric & Gas
      Corp.
      8.30%, 12/15/22.............        1,400        1,388,085
      8.30%, 12/15/22.............          475          475,825
    Niagara Mohawk Power Corp.
      9.75%, 11/01/05.............        1,000        1,122,854
      8.75%, 04/01/22.............        2,683        2,809,466
      8.50%, 07/01/23.............        2,450        2,523,179
    Penn Power Co.
      8.50%, 07/15/22.............        1,000          977,999
    Potomac Edison Co.
      8.00%, 06/01/24.............        2,000        2,097,370
      7.75%, 05/01/25.............        3,400        3,511,486
    Potomac Electric Power Co.
      8.50%, 05/15/27.............        1,000        1,053,132
    Public Service Electric & Gas
      Co.
      6.375%, 05/01/08............        1,000        1,001,842
    Public Service of New Mexico
      7.50%, 08/01/18.............        1,500        1,427,277
    Public Service of New Mexico
      Cl-A
      7.10%, 08/01/05.............        5,000        5,125,864
    TXU Corp.
      7.875%, 04/01/24............        4,000        4,099,724
      8.50%, 08/01/24.............        5,000        5,242,989
    Union Electric Co.
      8.25%, 10/15/22.............        4,750        4,997,969
    Western Resources, Inc.
      6.875%, 08/01/04............        4,500        4,343,243
    Wisconsin Electric & Power Co.
      8.375%, 12/01/26............        4,500        4,638,929
                                                  --------------
                                                      81,021,740
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $151,143,164).............                   139,152,707
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
U.S. TREASURY OBLIGATIONS -- 4.7%
    U.S. Treasury Notes
      5.875%, 11/15/04sec.........  $     5,000   $    5,295,705
      6.75%, 05/15/05sec..........        4,500        4,894,106
      5.75%,
        11/15/05-08/15/10sec......       34,500       36,261,120
      5.00%, 08/15/11sec..........          610          608,666
      5.375%, 02/15/31............          985          971,457
                                                  --------------
    (Cost $46,714,464)............                    48,031,054
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
    Federal Home Loan Mortgage
      Corp. 6.50%,
      09/01/11-02/01/30
    (Cost $8,145,755).............        8,399        8,561,184
                                                  --------------
                                      SHARES
                                      ------
PREFERRED STOCK -- 0.0%
METALS & MINING
    Kinam Gold, Inc. $3.75 Cl-B*
    (Cost $996,575)...............       20,000          168,200
                                                  --------------
SHORT-TERM INVESTMENTS -- 4.3%
    Temporary Investment Cash
      Fund........................   22,103,791       22,103,791
    Temporary Investment Fund.....   22,103,791       22,103,791
                                                  --------------
    (Cost $44,207,582)............                    44,207,582
                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $966,537,392).............                 1,031,553,073
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%)................                    (2,484,043)
                                                  --------------
NET ASSETS -- 100.0%..............                $1,029,069,030
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PBHG SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 93.9%
ADVERTISING -- 0.9%
    DoubleClick, Inc.*sec............      67,700   $    767,718
    Getty Images, Inc.*..............      20,700        475,686
    Lamar Advertising Co.*sec........      75,830      3,210,642
                                                    ------------
                                                       4,454,046
                                                    ------------
AEROSPACE -- 0.7%
    DRS Technologies, Inc.*..........      61,400      2,188,910
    Remec, Inc.*.....................     103,000      1,028,970
                                                    ------------
                                                       3,217,880
                                                    ------------
BROADCASTING -- 2.0%
    Cox Radio, Inc. Cl-A*............     136,770      3,484,900
    Cumulus Media, Inc.*.............      45,600        737,808
    Entercom Communications
      Corp.*sec......................      94,005      4,700,250
    Paxson Communications Corp.*.....      73,000        762,850
                                                    ------------
                                                       9,685,808
                                                    ------------
BUSINESS SERVICES -- 4.7%
    Administaff, Inc.*sec............     143,630      3,936,898
    ChoicePoint, Inc.*...............      65,400      3,315,126
    FTI Consulting, Inc.*............      52,200      1,712,160
    Iron Mountain, Inc.*sec..........      32,100      1,405,980
    Learning Tree International,
      Inc.*..........................      40,200      1,121,580
    Manhattan Associates,
      Inc.*sec.......................      99,800      2,909,170
    Micromuse, Inc.*.................     158,900      2,383,500
    Pediatrix Medical Group,
      Inc.*sec.......................      61,000      2,069,120
    Quanta Services, Inc.*...........      45,300        698,979
    The Advisory Board Co.*..........      48,900      1,354,530
    Watson Wyatt & Co. Holdings*.....     108,400      2,363,120
                                                    ------------
                                                      23,270,163
                                                    ------------
CABLE TELEVISION -- 1.5%
    Mediacom Communications
      Corp.*sec......................     170,100      3,106,026
    Young Broadcasting, Inc. Cl-A*...     231,100      4,148,245
                                                    ------------
                                                       7,254,271
                                                    ------------
CHEMICALS -- 0.1%
    Cytec Industries, Inc.*..........      23,400        631,800
                                                    ------------
CLOTHING & APPAREL -- 0.4%
    American Eagle Outfitters,
      Inc.*..........................      49,600      1,298,032
    Pacific Sunwear of California,
      Inc.*..........................      21,200        432,904
    Tommy Hilfiger Corp.*............      19,600        269,500
                                                    ------------
                                                       2,000,436
                                                    ------------
COMPUTER HARDWARE -- 1.1%
    Insight Enterprises, Inc.*.......     164,515      4,047,069
    Silicon Storage Technology,
      Inc.*..........................     120,600      1,162,584
                                                    ------------
                                                       5,209,653
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 11.3%
    Advent Software, Inc.*sec........      51,700      2,582,415
    Aspen Technology, Inc.*..........     129,500      2,175,600
    Avocent Corp.*...................     158,392      3,841,006
    BMC Software, Inc.*..............      64,700      1,059,139
    Caminus Corp.*sec................     113,100      2,601,300
    Catalina Marketing Corp.*sec.....     109,800      3,810,060
    Citrix Systems, Inc.*............      66,300      1,502,358

                                         SHARES        VALUE
                                         ------        -----
    Cognizant Technology Solutions
      Corp.*.........................      59,100   $  2,421,918
    Concurrent Computer Corp.*.......     170,800      2,536,380
    Digital River, Inc.*.............      98,900      1,574,488
    Extreme Networks, Inc.*sec.......     222,400      2,868,960
    FactSet Research Systems,
      Inc. ..........................      36,000      1,258,200
    Fair, Isaac & Co., Inc. .........      73,600      4,638,271
    Manugistics Group, Inc.*.........      30,200        636,616
    McAfee.com Corp.*................      87,800      2,977,298
    McData Corp.*sec.................     160,700      4,035,177
    Netegrity, Inc.*sec..............     109,800      2,125,728
    NETIQ Corp.*sec..................      42,785      1,508,599
    PEC Soulutions, Inc.*sec.........      88,300      3,320,963
    Peregrine Systems, Inc.*sec......      80,400      1,192,332
    ScanSource, Inc.*................      33,900      1,613,640
    webMethods, Inc.*................      48,900        819,564
    Websense, Inc.*..................     107,200      3,437,904
    Wind River Systems, Inc.*........      62,500      1,119,375
                                                    ------------
                                                      55,657,291
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    Rent-A-Center, Inc.*.............     160,300      5,381,271
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.0%
    Aeroflex, Inc.*..................     118,800      2,248,884
    Avnet, Inc. .....................     184,000      4,686,480
    AXT, Inc.*.......................     133,000      1,919,190
    Coherent, Inc.*..................      39,900      1,233,708
    Cree, Inc.*sec...................      74,400      2,191,824
    DDI Corp.*.......................     163,500      1,608,840
    DSP Group, Inc.*.................     218,000      5,070,680
    Electronics for Imaging, Inc.*...     100,400      2,239,924
    Emulex Corp.*sec.................     106,100      4,192,011
    Harman International Industries,
      Inc. ..........................      57,200      2,579,720
    Littelfuse, Inc.*................      46,200      1,212,288
    MIPS Technologies, Inc.*.........     234,400      2,025,216
    Park Electrochemical Corp. ......      74,900      1,977,360
    Plexus Corp.*....................      67,245      1,786,027
    Power-One, Inc.*.................     335,400      3,491,514
    Ultimate Electronics, Inc.*......      30,800        924,000
                                                    ------------
                                                      39,387,666
                                                    ------------
ENTERTAINMENT & LEISURE -- 2.4%
    Bally Total Fitness Holding
      Corp.*sec......................     177,800      3,833,368
    Direct Focus, Inc.*sec...........     107,400      3,350,880
    Six Flags, Inc.*.................     151,155      2,324,764
    Station Casinos, Inc.*sec........     231,723      2,592,975
                                                    ------------
                                                      12,101,987
                                                    ------------
ENVIRONMENTAL SERVICES -- 1.3%
    Gaiam, Inc.*.....................      61,100      1,331,980
    TRC Companies, Inc.*.............      53,300      2,665,000
    Waste Connections, Inc.*.........      81,700      2,531,883
                                                    ------------
                                                       6,528,863
                                                    ------------
EQUIPMENT SERVICES -- 0.3%
    Anaren Microwave, Inc.*..........      96,000      1,662,720
                                                    ------------

AST PBHG SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL-BANK & TRUST -- 3.5%
    American Home Mortgage Holdings,
      Inc.sec........................      31,600   $    382,360
    City National Corp. .............      63,100      2,956,235
    Efunds Corp.*....................     143,900      1,978,625
    Seacoast Financial Services
      Corp. .........................      68,135      1,168,515
    South Financial Group, Inc. .....     182,390      3,237,423
    United Missouri Bancshares,
      Inc. ..........................      37,675      1,506,990
    Wilmington Trust Corp. ..........      60,200      3,811,262
    Zions Bancorp....................      44,600      2,345,068
                                                    ------------
                                                      17,386,478
                                                    ------------
FINANCIAL SERVICES -- 2.7%
    Affiliated Managers Group,
      Inc.*..........................      48,200      3,397,136
    Federated Investors, Inc. .......      57,600      1,836,288
    Investors Financial Service
      Corp.sec.......................      62,040      4,107,668
    Stewart, (W.P.) & Co. Ltd. ......      21,900        573,780
    The InterCept Group, Inc.*.......      47,500      1,942,750
    The Profit Recovery Group
      International, Inc.*...........     185,500      1,511,825
                                                    ------------
                                                      13,369,447
                                                    ------------
FOOD -- 1.7%
    Fleming Companies, Inc.sec.......     167,510      3,098,935
    Krispy Kreme Doughnuts,
      Inc.*sec.......................     115,400      5,100,680
                                                    ------------
                                                       8,199,615
                                                    ------------
HEALTHCARE SERVICES -- 5.2%
    Accredo Health, Inc.*sec.........      91,802      3,644,539
    American Healthways, Inc.*.......      93,900      2,999,166
    Anthem, Inc.*....................      31,600      1,564,200
    Conventry Health Care, Inc.*.....      75,900      1,514,205
    DaVita, Inc.*sec.................      94,500      2,310,525
    Humana, Inc.*sec.................     153,900      1,814,481
    LifePoint Hospitals, Inc.*.......      76,505      2,604,230
    Myriad Genetics, Inc.*...........      65,100      3,426,864
    Odyssey Healthcare, Inc.*........      64,600      1,675,724
    Province Healthcare Co.*sec......      81,630      2,519,102
    Quadramed Corp.*.................      81,600        689,520
    Unilab Corp.*....................      35,700        896,070
                                                    ------------
                                                      25,658,626
                                                    ------------
HOTELS & MOTELS -- 0.5%
    Hotel Reservations Network,
      Inc.*sec.......................      58,700      2,700,200
                                                    ------------
INSURANCE -- 2.6%
    Allmerica Financial Corp.........      94,600      4,214,430
    First American Corp.sec..........     120,900      2,265,666
    HCC Insurance Holdings,
      Inc.sec........................     201,215      5,543,473
    Radian Group, Inc. ..............      24,700      1,060,865
                                                    ------------
                                                      13,084,434
                                                    ------------
INTERNET SERVICES -- 4.4%
    Alloy, Inc.*.....................      78,800      1,696,564
    Internet Security Systems,
      Inc.*sec.......................      65,500      2,099,930
    KPMG Consulting, Inc.*...........      39,000        646,230
    Overture Services, Inc.*.........      86,200      3,054,066
    Retek, Inc.*sec..................     194,136      5,798,842
    Riverstone Networks, Inc.*.......     172,200      2,858,520
    Stellent, Inc.*..................     144,135      4,260,631

                                         SHARES        VALUE
                                         ------        -----
    Vignette Corp.*..................     102,300   $    549,351
    WebEx Communications,
      Inc.*sec.......................      40,700      1,011,395
                                                    ------------
                                                      21,975,529
                                                    ------------
MACHINERY & EQUIPMENT -- 1.4%
    Asyst Technologies, Inc.*........     147,100      1,876,996
    Cummins Engine Co., Inc.sec......      64,200      2,474,268
    Flowserve Corp.*.................     100,900      2,684,949
                                                    ------------
                                                       7,036,213
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.9%
    Cholestech Corp.*sec.............     133,800      2,650,578
    CIMA Labs, Inc.*.................      47,500      1,717,125
    DIANON Systems, Inc*.............      43,900      2,669,120
    Digene Corp.*....................      73,200      2,159,400
    Fisher Scientific International,
      Inc.*..........................      98,600      2,879,120
    Haemonetics Corp.*...............      62,500      2,120,000
    Integra LifeSciences Holdings*...      79,900      2,104,566
    Kensey Nash Corp.*...............      95,000      1,710,000
    Possis Medical, Inc.*............     111,200      1,937,104
    SurModics, Inc.*.................      45,500      1,658,930
    Zoll Medical Corp.*..............      64,000      2,492,160
                                                    ------------
                                                      24,098,103
                                                    ------------
METALS & MINING -- 0.7%
    Shaw Group, Inc.*sec.............      50,200      1,179,700
    Stillwater Mining Co.*...........     131,800      2,438,300
                                                    ------------
                                                       3,618,000
                                                    ------------
OIL & GAS -- 2.0%
    Atwood Oceanics, Inc.*...........      44,100      1,536,885
    Cal Dive International, Inc.*....      74,700      1,843,596
    Patterson-UTI Energy,
      Inc.*sec.......................     141,600      3,300,696
    Universal Compression Holdings,
      Inc.*..........................     113,900      3,358,911
                                                    ------------
                                                      10,040,088
                                                    ------------
PERSONAL SERVICES -- 1.2%
    Career Education Corp.*..........      80,000      2,742,400
    Edison Schools, Inc.*sec.........      79,500      1,562,175
    University of Phoenix Online*....      47,600      1,551,284
                                                    ------------
                                                       5,855,859
                                                    ------------
PHARMACEUTICALS -- 7.2%
    Abgenix, Inc.*...................      97,615      3,283,769
    Adolor Corp.*....................     109,600      1,967,320
    Albany Molecular Research,
      Inc.*..........................      73,100      1,936,419
    Amarin Corp. PLC [ADR]*sec.......      90,500      1,572,438
    Dr. Reddy's Laboratories Ltd.
      [ADR]sec.......................      76,300      1,445,885
    First Horizon Pharmaceutical
      Corp.*.........................      72,200      2,121,958
    Icon PLC [ADR]*..................      78,400      2,337,104
    Kendle International, Inc.*......     102,400      2,064,384
    MIM Corp.*.......................      95,400      1,698,120
    OSI Pharmaceuticals, Inc.*.......      64,225      2,937,652
    PDI, Inc.*.......................     134,000      2,990,880
    Pharmaceutical Product
      Development, Inc.*.............      41,500      1,340,865
    Pharmaceutical Resources,
      Inc.*..........................      25,400        858,520
    Priority Healthcare Corp.
      Cl-B*..........................     141,210      4,969,179

AST PBHG SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Syncor International
      Corp.*sec......................      28,600   $    819,104
    Taro Pharmaceuticals Industries
      Ltd. NY Reg.*..................      68,300      2,728,585
    Titan Pharmaceuticals, Inc.*.....      39,200        384,552
                                                    ------------
                                                      35,456,734
                                                    ------------
RESTAURANTS -- 3.1%
    BUCA, Inc.*......................     159,700      2,588,737
    California Pizza Kitchen,
      Inc.*sec.......................      99,700      2,467,575
    CEC Entertainment, Inc.*.........     114,900      4,985,511
    P.F. Chang's China Bistro,
      Inc.*sec.......................      54,600      2,582,580
    Panera Bread Co. Cl-A*...........      55,100      2,867,404
                                                    ------------
                                                      15,491,807
                                                    ------------
RETAIL & MERCHANDISING -- 4.3%
    CDW Computer Centers,
      Inc.*sec.......................      53,190      2,856,835
    Christopher & Banks Corp.*.......     113,200      3,877,100
    Electronics Boutique Holdings
      Corp.*sec......................      72,300      2,887,662
    FreeMarkets, Inc.*sec............      73,600      1,764,192
    Kenneth Cole Productions, Inc.
      Cl-A*..........................      75,400      1,334,580
    Linens 'N Things, Inc.*..........      88,710      2,262,105
    Nordstrom, Inc. .................      53,400      1,080,282
    Toys 'R' Us, Inc.*sec............      99,000      2,053,260
    Tweeter Home Entertainment Group,
      Inc.*..........................     112,600      3,265,400
                                                    ------------
                                                      21,381,416
                                                    ------------
SEMICONDUCTORS -- 6.6%
    Alpha Industries, Inc.*sec.......     119,099      2,596,358
    Anadigics, Inc.*.................      60,100        916,525
    Elantec Semiconductor, Inc.*.....      97,300      3,736,320
    Genesis Microchip, Inc.*sec......      74,400      4,919,329
    Globespan, Inc.*.................     175,500      2,272,725
    International Rectifier
      Corp.*sec......................      97,000      3,383,360
    Lam Research Corp.*sec...........      45,700      1,061,154
    LTX Corp.*sec....................     117,600      2,462,544
    Microsemi Corp.*sec..............      76,900      2,283,930
    MKS Instruments, Inc.*...........     103,300      2,792,199
    Power Integrations, Inc.*........     103,600      2,366,224
    TriQuint Semiconductor, Inc.*....      62,694        768,628
    Ultratech Stepper, Inc.*.........     157,300      2,598,596
    Vitesse Semiconductor
      Corp.*sec......................      38,200        475,972
                                                    ------------
                                                      32,633,864
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
TELECOMMUNICATIONS -- 5.5%
    Adelphia Communications Corp.
      Cl-A*sec.......................     150,500   $  4,692,590
    Advanced Fibre Communication,
      Inc.*..........................      63,900      1,129,113
    Catapult Communications Corp.*...      71,400      1,860,684
    Finisar Corp.*sec................     173,200      1,761,444
    Insight Communications Co.,
      Inc.*..........................     115,800      2,797,728
    Intrado, Inc.*...................      74,900      2,007,320
    Metro One Telecommunications,
      Inc.*sec.......................      86,200      2,607,550
    Polycom, Inc.*sec................     134,600      4,630,240
    Powerwave Technologies, Inc.*....     337,500      5,832,000
                                                    ------------
                                                      27,318,669
                                                    ------------
TRANSPORTATION -- 0.6%
    UTI Worldwide, Inc. .............     150,575      2,946,753
                                                    ------------
TOTAL COMMON STOCK
  (Cost $400,468,431)................                464,695,690
                                                    ------------
FOREIGN STOCK -- 0.7%
TELECOMMUNICATIONS
    Cogeco Cable, Inc. -- (CAD)......     155,364      2,101,355
    TTI Team Telecom International
      Ltd. -- (ISL)*.................      63,200      1,581,264
                                                    ------------
    (Cost $4,165,090)................                  3,682,619
                                                    ------------
SHORT-TERM INVESTMENTS -- 5.0%
    Temporary Investment Fund
    (Cost $24,718,869)...............  24,718,869     24,718,869
                                                    ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $429,352,390)................                493,097,178
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                  1,802,503
                                                    ------------
NET ASSETS -- 100.0%.................               $494,899,681
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
FOREIGN BONDS -- 34.7%
AUSTRALIA -- 0.2%
    Australian Government 10.00%,
      10/15/07........................       416    $    258,635
                                                    ------------
CANADA -- 1.8%
    Calpine Canada 8.50%, 05/01/08....       250         228,926
    Canadian Government 5.50%,
      06/01/09........................     2,220       1,418,704
    Province of Manitoba 7.50%,
      02/22/10........................       285         321,909
                                                    ------------
                                                       1,969,539
                                                    ------------
DENMARK -- 0.5%
    Kingdom of Denmark 8.00%,
      03/15/06........................     4,120         553,533
                                                    ------------
EUROPEAN CURRENCY UNIT -- 1.2%
    European Investment Bank 5.625%,
      10/15/10........................     1,350       1,242,757
                                                    ------------
FRANCE -- 2.2%
    Axa SA 7.125%, 12/15/20...........       125         188,667
    France Telecom 6.75%, 03/14/08....       360         333,982
    French Government 5.50%,
      04/25/29........................     1,280       1,153,815
    SunAmerica Institutional Funding
      5.25%, 05/20/09.................     5,500         729,680
                                                    ------------
                                                       2,406,144
                                                    ------------
GERMANY -- 12.6%
    German Government
      6.75%, 07/15/04.................     2,800       2,661,266
      6.00%, 01/05/06.................     2,850       2,692,873
      5.25%, 01/04/08.................       500         460,503
      4.50%, 07/04/09.................     1,600       1,396,111
      5.25%, 07/04/10.................     3,670       3,339,898
      5.00%, 07/04/11.................     2,400       2,135,460
      6.25%, 01/04/30.................       850         852,407
                                                    ------------
                                                      13,538,518
                                                    ------------
GREECE -- 0.6%
    Greek Government 6.50%,
      01/11/14........................       646         627,360
                                                    ------------
ITALY -- 1.5%
    Italian Government
      7.25%, 11/01/26.................       328         356,468
      6.00%, 05/01/31.................     1,349       1,286,398
                                                    ------------
                                                       1,642,866
                                                    ------------
JAPAN -- 5.0%
    Japanese Government
      0.90%, 12/22/08.................   271,000       2,050,593
      1.10%, 03/21/11.................   221,000       1,657,183
      1.30%, 06/20/11.................   182,000       1,390,162
      2.20%, 06/22/20.................    23,000         181,876
                                                    ------------
                                                       5,279,814
                                                    ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
MEXICO -- 2.1%
    Mexican Government
      14.00%, 09/02/04................     9,200    $  1,083,335
      13.50%, 03/02/06................    10,300       1,237,713
                                                    ------------
                                                       2,321,048
                                                    ------------
NETHERLANDS -- 1.9%
    Deutsche Telekom International
      Finance 7.125%, 06/15/05........       135         200,862
    Netherlands Government 5.75%,
      02/15/07........................     1,490       1,397,638
    Siemens Financierings NV 5.00%,
      07/04/06........................       540         484,818
                                                    ------------
                                                       2,083,318
                                                    ------------
SINGAPORE -- 0.1%
    Flextronics International Ltd.
      9.875%, 07/01/10................       150         158,250
                                                    ------------
SPAIN -- 0.6%
    Spanish Government 6.00%,
      01/31/29........................       662         631,479
                                                    ------------
SWEDEN -- 0.6%
    Swedish Government 5.00%,
      01/28/09........................     7,400         695,910
                                                    ------------
UNITED KINGDOM -- 3.8%
    Abbey National Treasury Services
      PLC 4.875%, 02/24/03............       800         722,737
    British Telecommunications PLC
      6.125%, 02/15/01................       360         330,793
    Innogy PLC 8.375%, 08/02/06.......       130         205,286
    LCR Finance PLC 4.75%, 12/31/10
      144A............................       540         745,660
    Lloyds TSB Bank PLC 5.625%,
      07/15/49........................       600         518,505
    UBS London 8.00%, 01/08/07........       157         248,059
    UK Treasury Stock 5.75%,
      12/07/09........................       220         332,995
    United Kingdom Gilt 4.25%,
      06/07/32........................       760       1,026,121
                                                    ------------
                                                       4,130,156
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $38,674,484)..................                37,539,327
                                                    ------------

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--------------------------------------------------------------------------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.8%
    Federal Home Loan Mortgage Corp.
      5.25%, 01/15/06.................  $  2,400   $  2,195,027
      5.50%, 04/01/29.................       564        540,795
      5.75%, 09/15/10.................     1,700      1,567,375
      6.502%, 11/25/30................       100        102,395
      6.75%, 03/15/31.................       525        560,012
      7.00%, 10/10/30.................       907        925,576
                                                   ------------
                                                      5,891,180
                                                   ------------
    Federal National Mortgage Assoc.
      5.50%, 02/15/06.................     1,600      1,649,533
      6.00%, 05/15/11-11/01/28........     4,456      4,459,913
      6.25%, 02/01/11.................       285        290,383
      6.50%, 07/25/16-04/01/31........     3,983      4,018,425
      7.00%, 06/01/15-01/01/31........     2,927      3,006,583
      7.125%, 01/15/30................       165        184,096
                                                   ------------
                                                     13,608,933
                                                   ------------
    Government National Mortgage
      Assoc. 6.50%, 07/15/28..........     1,864      1,875,101
      7.00%, 03/15/13-12/15/13........     1,026      1,071,711
                                                   ------------
                                                      2,946,812
                                                   ------------
    (Cost $22,357,232)................               22,446,925
                                                   ------------
CORPORATE OBLIGATIONS -- 20.5%
AIRLINES -- 0.1%
    Continental Airlines 7.568%,
      12/01/06........................       105         76,056
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Daimlerchrysler NA 7.50%,
      12/07/06........................       140        205,347
                                                   ------------
AUTOMOTIVE PARTS -- 0.1%
    Lear Corp. 8.11%, 05/15/09........       125        126,631
                                                   ------------
BEVERAGES -- 0.2%
    Anheuser-Busch Co., Inc. 9.00%,
      12/01/09........................       175        211,233
                                                   ------------
CABLE TELEVISION -- 1.1%
    Charter Communications, Inc.
      11.125%, 01/15/11...............       250        266,250
    Clear Channel Communications Corp.
      7.875%, 06/15/05................       285        302,264
      6.50%, 07/07/05.................       200        176,357
    Comcast Cable Communications Corp.
      6.75%, 01/30/11.................       400        402,415
                                                   ------------
                                                      1,147,286
                                                   ------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
CHEMICALS -- 0.8%
    American Pacific Corp. 9.25%,
      03/01/05........................  $    250   $    253,750
    Dow Chemical Co. 6.125%,
      02/01/11........................       485        490,238
    Om Group, Inc. 144A 9.25%,
      12/15/11........................       100        102,500
                                                   ------------
                                                        846,488
                                                   ------------
CONSTRUCTION -- 0.3%
    Lennar Corp. 9.95%, 05/01/10......       250        276,875
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Eastman Kodak 6.375%, 06/15/06....        45         43,809
    PHH Corp. 8.125%, 02/03/03........       500        500,008
    Playtex Products, Inc. 9.375%,
      06/01/11........................       250        265,000
                                                   ------------
                                                        808,817
                                                   ------------
CONTAINERS & PACKAGING -- 0.1%
    Packaged Ice, Inc. 9.75%,
      02/01/05........................       140        101,500
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.9%
    AOL Time Warner, Inc. 7.625%,
      04/15/31........................       245        259,938
    International Game Technology Co.
      8.375%, 05/15/09................       200        211,500
    Isle of Capri Casinos Co. 8.75%,
      04/15/09........................       250        241,875
    Premier Parks, Inc. 9.75%,
      06/15/07........................       250        255,000
                                                   ------------
                                                        968,313
                                                   ------------
FINANCIAL-BANK & TRUST -- 1.7%
    Bank of America Corp. 6.125%,
      12/16/10........................       165        234,980
    Capital One Bank 8.25%,
      06/15/05........................       255        264,649
    Citigroup, Inc. 6.125%,
      10/01/10........................       540        504,219
    MBNA America Bank NA 6.50%,
      06/20/06........................       350        343,780
    PNC Funding Corp. 5.75%,
      08/01/06........................       300        304,631
    State Street Corp. 7.65%,
      06/15/10........................       170        187,046
                                                   ------------
                                                      1,839,305
                                                   ------------
FINANCIAL SERVICES--6.3%
    American General Finance Corp.
      5.875%, 07/14/06................       500        507,848
    Citigroup, Inc. 5.50%, 08/09/06...       350        355,344

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
    ERAC USA Finance Co. 8.00%,
      01/15/11 144A...................  $    300   $    302,320
    FleetBoston Financial Corp.
      4.875%, 12/01/06................       350        342,488
    Ford Motor Credit Co. 6.125%,
      09/19/05........................       540        481,164
      7.375%, 10/28/09................       650        641,318
    General Electric Capital Corp.
      5.50%, 10/06/04.................       515        474,157
    General Motors Acceptance Corp.
      6.00%, 10/16/06.................       540        478,592
      6.875%, 09/15/11................       500        490,633
    Goldman Sachs Group, Inc. 6.875%,
      01/15/11........................       350        359,065
    Household Finance Corp. 6.25%,
      09/21/05........................       540        493,809
    Lehman Brothers Holding Co.
      7.875%, 08/15/10................       300        324,069
    Morgan Stanley Dean Witter & Co.
      7.75%, 06/15/05.................       600        655,803
    Qwest Capital Funding Corp. 7.25%,
      02/15/11 144A...................       250        244,017
    Sears Roebuck Acceptance Corp.
      6.75%, 08/15/11.................       325        324,755
    Verizon Global Funding Corp.
      7.25%, 12/01/10.................       250        268,228
                                                   ------------
                                                      6,743,610
                                                   ------------
FOOD -- 0.2%
    Kraft Foods, Inc. 4.625%,
      11/01/06........................       240        235,054
                                                   ------------
HEALTHCARE SERVICES -- 0.1%
    Triad Hospitals, Inc. 8.75%,
      05/01/09........................        50         52,375
      11.00%, 05/15/09 Cl-B...........        75         82,500
                                                   ------------
                                                        134,875
                                                   ------------
HOTELS & MOTELS -- 0.1%
    HMH Properties, Inc. 7.875%,
      08/01/08 Cl-B...................       125        115,938
                                                   ------------
INSURANCE -- 0.7%
    The Hartford Financial Services
      Group, Inc. 6.90%, 06/15/04.....       750        794,995
                                                   ------------
MACHINERY & EQUIPMENT -- 0.2%
    Tyco International Group 5.80%,
      08/01/06........................       250        250,440
                                                   ------------
METALS & MINING -- 0.4%
    Alcoa, Inc. 6.00%, 01/15/12.......       220        218,812
    Dodge Phelps Corp. 8.75%,
      06/01/11........................       245        240,364
                                                   ------------
                                                        459,176
                                                   ------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
OIL & GAS -- 0.5%
    Amerigas Partners LP 144A 10.00%,
      04/15/06........................  $    250   $    265,000
    Williams Companies, Inc. 7.125%,
      09/01/11........................       290        285,279
                                                   ------------
                                                        550,279
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Weyerhaeuser Co. 5.95%, 11/01/08
      144A............................       290        282,868
                                                   ------------
RETAIL & MERCHANDISING -- 1.2%
    Delhaize America, Inc. 8.125%,
      04/15/11 144A...................       150        164,913
    Federated Department Stores, Inc.
      6.30%, 04/01/09.................       450        439,198
      6.625%, 04/01/11................       245        241,738
    Wal-Mart Stores, Inc. 5.45%,
      08/01/06........................       455        466,119
                                                   ------------
                                                      1,311,968
                                                   ------------
TELECOMMUNICATIONS -- 1.7%
    AT&T Corp. 6.00%, 11/21/06........       375        333,240
      8.00%, 11/15/31 144A............       200        210,047
    Bellsouth Corp. 6.875%,
      10/15/31........................       175        180,503
    SBC Communications, Inc. 5.75%,
      05/02/06........................       350        359,097
    Verizon Wireless, Inc. 5.375%,
      12/15/06 144A...................       250        249,122
    Worldcom, Inc. 6.75%, 05/15/08....       360        327,475
      7.50%, 05/15/11.................       200        206,080
                                                   ------------
                                                      1,865,564
                                                   ------------
TRANSPORTATION -- 1.2%
    CSX Corp. 7.95%, 05/01/27.........       250        276,410
    Norfolk Southern Corp. 7.25%,
      02/15/31........................       250        256,149
    Travelcenters of America, Inc.
      12.75%, 05/01/09................       250        266,250
    Union Pacific Corp. 6.65%,
      01/15/11........................       500        509,831
                                                   ------------
                                                      1,308,640
                                                   ------------
UTILITIES -- 1.4%
    Energy East Corp. 5.75%,
      11/15/06........................       130        125,402
    FirstEnergy Corp. 7.375%,
      11/15/31........................       320        313,336
    Mirant Americas Generation 8.30%,
      05/01/11........................        85         78,741
    Orion Power Holdings, Inc. 12.00%,
      05/01/10........................       200        241,000
    PG&E National Energy Group
      10.375%, 05/16/11...............       140        147,883

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
    PPL Energy Supply LLC 6.40%,
      11/01/11 144A...................  $    160   $    149,263
    Sempra Energy Co. 6.80%,
      07/01/04........................       400        413,443
                                                   ------------
                                                      1,469,068
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $21,852,806)..................               22,130,326
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 10.2%
    U.S. Treasury Bonds 7.25%,
      05/15/16........................       300        346,934
      7.50%, 11/15/16.................       400        473,141
      6.00%, 02/15/26.................       130        134,022
      6.375%, 08/15/27................     1,700      1,842,775
      6.25%, 05/15/30.................       460        498,435
                                                   ------------
                                                      3,295,307
                                                   ------------
    U.S. Treasury Notes 4.25%,
      11/15/03........................       805        824,434
      5.875%, 11/15/04................     4,845      5,131,538
      6.50%, 08/15/05.................       865        937,140
      4.625%, 05/15/06................       745        755,622
      3.50%, 11/15/06.................       115        110,894
                                                   ------------
                                                      7,759,628
                                                   ------------
    (Cost $10,925,755)................               11,054,935
                                                   ------------
ASSET BACKED SECURITIES -- 5.5%
    Bankboston Home Equity Loan Trust
      Series 1998-1 Cl-A6 6.35%,
      02/25/13........................       527        541,747
    Chase Manhattan Auto Owner Trust
      Series 2001 Cl-B 3.75%,
      05/15/08........................       250        245,676
    Chase Manhattan Auto Owner Trust
      Series 2001-B Cl-A4 3.80%,
      05/15/08........................       375        365,611
    Citibank Credit Card Issuance
      Trust Series 2000-C1 Cl-C1
      7.45%, 09/15/07.................       300        318,105
    Citibank Credit Card Issuance
      Trust Series 2001-A1 Cl-A1
      6.90%, 10/17/07.................       575        615,527
    GSR Mortgage Loan Trust Series
      2001-1 Cl-A12 4.66%, 11/25/31...       550        543,039
    Harley-Davidson Motorcycle Trust
      Series 2001-1 Cl-B 5.29%,
      01/15/09........................       315        322,099
    MBNA Master Credit Card Trust
      Series 1999-M Cl-A 6.60%,
      04/16/07........................       600        636,430
    Nissan Auto Receivables Owner
      Trust Series 2001-A Cl-A4 5.75%,
      06/15/06........................       500        517,432
    Reliant Energy Transition Bond Co.
      LLC Series 2001-1 Cl-A4 5.63%,
      09/15/15........................       525        503,988


                                          PAR
                                         (000)        VALUE
                                         -----        -----
    SSB RV Trust Series 2001-1 Cl-A3
      4.74%, 12/15/13.................  $    525   $    527,534
    The Money Store Home Equity Trust
      Series 1997-C Cl-AF8 6.575%,
      01/15/39........................       490        508,377
    USAA Auto Owner Trust Series
      2001-2 Cl-A3 3.20%, 12/15/06....       250        248,231
                                                   ------------
    (Cost $5,860,677).................                5,893,796
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
    Federal Home Loan Mortgage Corp.
      Series 2296 Cl-PB
      6.35%, 03/30/31.................     1,200      1,230,054
    JP Morgan Chase Commercial
      Mortgage Finance Corp. Series
      2001-CIB2 Cl-A2 6.244%,
      04/15/35........................       325        330,824
    JP Morgan Chase Commercial
      Mortgage Finance Corp. Series
      2001-CIBC Cl-A3 6.26%,
      03/15/33........................       650        653,148
    Salomon Brothers Mortgage
      Securities VII Series 2001-C1
      Cl-A2 6.226%, 12/18/35..........       300        305,838
                                                   ------------
    (Cost $2,489,285).................                2,519,864
                                                   ------------
SOVEREIGN ISSUES -- 0.4%
MEXICO
    United Mexican States 8.375%,
      01/14/11
    (Cost $377,934)...................       375        390,000
                                                   ------------
                                        NOTIONAL
                                         AMOUNT
                                        --------
OPTIONS -- 0.1%
    Japan Call Option, Strike Price
      130, Expires 6/14/02*...........     3,200         99,776
    Japan Call Option, Strike Price
      135, Expires 6/24/02*...........     2,140         36,594
                                                   ------------
    (Cost $105,014)...................                  136,370
                                                   ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------


                                         SHARES       VALUE
                                         ------       -----
U.S. STOCK -- 0.0%
TRANSPORTATION
    Travelcenters of America Warrants*
    (Cost $0).........................       750   $      7,688
                                                   ------------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000             73
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250              0
                                                   ------------
VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250              0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)...........................                       73
                                                   ------------
TOTAL INVESTMENTS -- 94.5%
  (Cost $102,643,187).................              102,119,304
OTHER ASSETS LESS
  LIABILITIES -- 5.5%.................                5,894,577
                                                   ------------
NET ASSETS -- 100.0%..................             $108,013,881
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 2001:

                                            IN                        UNREALIZED
SETTLEMENT                CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
MONTH          TYPE      TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------
02/02        Buy   CAD        155,107   $    98,406   $    97,325     $  (1,081)
02/02        Buy   EUR      1,079,282       960,560       958,680        (1,880)
02/02        Buy   GBP        766,451     1,086,828     1,111,927        25,099
02/02        Buy   JPY  1,117,179,636     8,997,571     8,550,935      (446,636)
02/02        Buy   PLZ      9,104,144     2,182,751     2,266,347        83,596
                                        -----------   -----------     ---------
                                        $13,326,116   $12,985,214     $(340,902)
                                        ===========   ===========     =========

                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS    APPRECIATION/
MONTH          TYPE     TO DELIVER       FOR        AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
02/02        Sell  DKK      325,096   $   38,845   $   38,843      $      2
02/02        Sell  EUR    3,084,228    2,748,668    2,739,588         9,080
02/02        Sell  JPY  187,876,500    1,470,000    1,438,014        31,986
01/02        Sell  MXP   10,945,797    1,152,310    1,190,631       (38,321)
02/02        Sell  MXP   10,101,039    1,080,036    1,092,949       (12,913)
02/02        Sell  PLZ    4,322,907    1,070,000    1,060,860         9,140
                                      ----------   ----------      --------
                                      $7,559,859   $7,560,885      $ (1,026)
                                      ==========   ==========      ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 92.0%
AEROSPACE -- 0.0%
    Orbital Science Corp. Warrants*...        482   $        530
                                                    ------------
AIRLINES -- 0.7%
    Southwest Airlines Co.sec.........    210,100      3,882,648
                                                    ------------
BEVERAGES -- 1.2%
    Pepsi Bottling Group, Inc.sec.....    269,200      6,326,200
                                                    ------------
BROADCASTING -- 2.5%
    Univision Communications, Inc.
      Cl-A*sec........................    112,900      4,567,934
    Westwood One, Inc.*...............    283,600      8,522,180
                                                    ------------
                                                      13,090,114
                                                    ------------
BUILDING MATERIALS -- 1.1%
    American Standard Companies,
      Inc.*...........................     61,600      4,202,968
    The Sherwin-Williams Co. .........     52,500      1,443,750
                                                    ------------
                                                       5,646,718
                                                    ------------
CABLE TELEVISION -- 1.8%
    Charter Communications, Inc.
      Cl-A*sec........................    569,300      9,353,599
                                                    ------------
CLOTHING & APPAREL -- 2.3%
    Abercrombie & Fitch Co. Cl-A*.....    236,800      6,282,304
    Talbots, Inc.sec..................    157,400      5,705,750
                                                    ------------
                                                      11,988,054
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 10.3%
    Adobe Systems, Inc. ..............    127,900      3,971,295
    Affiliated Computer Services, Inc.
      Cl-A*sec........................     27,600      2,929,188
    Cadence Design Systems, Inc.*.....    389,800      8,544,416
    Electronic Arts, Inc.*............     83,300      4,993,835
    Intuit, Inc.*.....................    151,800      6,490,968
    Mcdata Corp.*.....................     57,500      1,408,750
    Mercury Interactive Corp.*sec.....    113,500      3,856,730
    Network Appliance, Inc.*sec.......    192,100      4,201,227
    Peregrine Systems, Inc.*sec.......    491,000      7,281,530
    SunGard Data Systems, Inc.*sec....    205,300      5,939,329
    Veritas Software Corp.*...........     86,100      3,859,002
                                                    ------------
                                                      53,476,270
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Avon Products, Inc.sec............     92,200      4,287,300
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.3%
    AVX Corp.sec......................    113,200      2,670,388
    Broadcom Corp. Cl-A*sec...........    177,600      7,278,048
    Emulex Corp.*.....................    119,500      4,721,445
    Flextronics International Ltd.*...    365,100      8,758,749
    KLA-Tencor Corp.*.................     99,300      4,921,308
    Sanmina Corp.*sec.................    484,300      9,637,570
                                                    ------------
                                                      37,987,508
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.8%
    International Game Technology,
      Inc.*sec........................    135,800      9,275,140
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.3%
    National Commerce Financial
      Corp. ..........................    268,400      6,790,520
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL SERVICES -- 7.3%
    Affiliated Managers Group,
      Inc.*...........................    103,900   $  7,322,872
    Concord EFS, Inc.*sec.............    246,000      8,063,880
    Investment Technology Group,
      Inc.*...........................    101,100      3,949,977
    Legg Mason, Inc.sec...............    128,300      6,412,434
    SEI Investments Co. ..............    190,300      8,584,433
    Waddell & Reed Financial, Inc.
      Cl-A............................    106,300      3,422,860
                                                    ------------
                                                      37,756,456
                                                    ------------
FOOD -- 0.6%
    Krispy Kreme Doughnuts,
      Inc.*sec........................     73,100      3,231,020
                                                    ------------
HEALTHCARE SERVICES -- 5.2%
    HealthSouth Corp.*sec.............    214,900      3,184,818
    Laboratory Corp. of America
      Holdings*sec....................    105,300      8,513,505
    Quest Diagnostic, Inc.*sec........    145,800     10,455,318
    Universal Health Services, Inc.
      Cl-B*...........................    111,300      4,761,414
                                                    ------------
                                                      26,915,055
                                                    ------------
HOTELS & MOTELS -- 0.7%
    Marriott International, Inc.
      Cl-A............................     87,400      3,552,810
                                                    ------------
INSURANCE -- 1.3%
    XL Capital Ltd. Cl-Asec...........     72,300      6,605,328
                                                    ------------
INTERNET SERVICES -- 3.2%
    Juniper Networks, Inc.*sec........    107,800      2,042,810
    KPMG Consulting, Inc.*............    226,300      3,749,791
    VeriSign, Inc.*sec................    203,200      7,729,728
    Yahoo!, Inc.*sec..................    174,100      3,088,534
                                                    ------------
                                                      16,610,863
                                                    ------------
MACHINERY & EQUIPMENT -- 2.8%
    Stanley Works Co. ................    134,700      6,272,979
    Weatherford International,
      Inc.*sec........................    216,650      8,072,379
                                                    ------------
                                                      14,345,358
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.9%
    Genzyme Corp.*sec.................    204,500     12,241,370
    Guidant Corp.*....................    163,900      8,162,220
    Zimmer Holdings, Inc.*............    172,100      5,255,934
                                                    ------------
                                                      25,659,524
                                                    ------------
OIL & GAS -- 5.1%
    EOG Resources, Inc.sec............    140,900      5,510,599
    Rowan Companies, Inc.*............    384,700      7,451,639
    Talisman Energy, Inc. ............    208,200      7,880,370
    XTO Energy, Inc. .................    315,800      5,526,500
                                                    ------------
                                                      26,369,108
                                                    ------------
PERSONAL SERVICES -- 1.1%
    Apollo Group, Inc. Cl-A*sec.......    128,400      5,779,284
                                                    ------------
PHARMACEUTICALS -- 13.0%
    Andrx Group*......................     96,200      6,773,442
    Cephalon, Inc.*sec................     88,000      6,651,480
    Express Scripts, Inc.*sec.........    144,300      6,747,468
    Forest Laboratories, Inc.*sec.....     92,700      7,596,765
    Gilead Sciences, Inc.*sec.........     66,100      4,344,092

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Human Genome Sciences,
      Inc.*sec........................    146,300   $  4,933,236
    IDEC Pharmaceuticals Corp.*sec....    193,550     13,341,402
    ImClone Systems, Inc.*sec.........     83,688      3,888,144
    King Pharmaceuticals, Inc.*sec....     86,600      3,648,458
    Millennium Pharmaceuticals,
      Inc.*...........................    236,100      5,786,811
    Shire Pharmaceuticals Group PLC
      [ADR]*..........................     94,500      3,458,700
                                                    ------------
                                                      67,169,998
                                                    ------------
RETAIL & MERCHANDISING -- 5.7%
    Bed Bath & Beyond, Inc.*sec.......    159,000      5,390,100
    Best Buy Co., Inc.*sec............    121,800      9,071,664
    BJ's Wholesale Club, Inc.*........    123,300      5,437,530
    CDW Computer Centers, Inc.*.......     29,300      1,573,703
    Tiffany & Co. ....................     88,600      2,788,242
    Toys 'R' Us, Inc.*sec.............    255,100      5,290,774
                                                    ------------
                                                      29,552,013
                                                    ------------
SEMICONDUCTORS -- 6.7%
    Integrated Device Technology,
      Inc.*sec........................    260,800      6,934,672
    Intersil Corp. Cl-A*..............    302,900      9,768,525
    Maxim Integrated Products,
      Inc.*...........................     87,800      4,610,378
    Microchip Technology, Inc.*sec....     99,500      3,854,630
    NVIDIA Corp.*.....................     62,500      4,181,250
    Xilinx, Inc.*sec..................    135,400      5,287,370
                                                    ------------
                                                      34,636,825
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
TELECOMMUNICATIONS -- 3.3%
    Harris Corp. .....................    132,600   $  4,045,626
    L-3 Communications Holdings,
      Inc.*sec........................     52,700      4,743,000
    Scientific-Atlanta, Inc. .........    145,800      3,490,452
    Triton PCS Holdings, Inc.*........    158,700      4,657,845
                                                    ------------
                                                      16,936,923
                                                    ------------
TOTAL COMMON STOCK
  (Cost $459,172,030).................               477,225,166
                                                    ------------
SHORT-TERM INVESTMENTS -- 8.6%
    Temporary Investment Cash Fund....  22,281,552    22,281,552
    Temporary Investment Fund.........  22,281,552    22,281,552
                                                    ------------
    (Cost $44,563,104)................                44,563,104
                                                    ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $503,735,134).................               521,788,270
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.6%)....................                (3,208,109)
                                                    ------------
NET ASSETS -- 100.0%..................              $518,580,161
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 99.6%
AUSTRALIA -- 5.0%
    Austero Group Ltd. ..............    330,975   $    379,506
    Billabong International Ltd.
      144A*..........................    128,562        551,483
    Globe International Ltd.*........    409,306        492,370
    John Fairfax Holdings Ltd. ......    624,175      1,227,869
    OneSteel Ltd. 144A...............  1,397,844        789,957
    Orbital Engine Corp. Ltd.*.......  1,045,147        294,249
    Origin Energy Ltd. ..............    845,075      1,220,320
    Pacific Dunlop Ltd. .............  1,537,550        810,666
    Pacifica Group Ltd. .............    169,800        285,962
    Powerlan Ltd.*...................  1,939,537        461,665
    Singleton Group Ltd. ............    227,400        472,249
    Village Roadshow Ltd. ...........    263,165        254,604
    Vision Systems Ltd. .............    418,532        407,059
    Wattyl Ltd. .....................     41,675         46,293
                                                   ------------
                                                      7,694,252
                                                   ------------
CANADA -- 7.1%
    ALI Technologies, Inc.*..........     50,825        604,961
    ATI Technologies, Inc.*..........    109,150      1,374,411
    Baytex Energy Ltd.*..............      5,125         14,030
    CFM Majestic, Inc.*..............      9,425         77,938
    Cinram International, Inc. ......    132,250        381,110
    Cognicase, Inc.*.................    176,650      1,128,782
    Cott Corp.*......................     55,550        887,402
    Descartes Systems Group, Inc.*...     57,000        422,788
    Dofasco, Inc. ...................     34,325        555,002
    Domtar, Inc. ....................     66,625        668,228
    Geac Computer Corp. Ltd.*........    126,175        583,346
    Generex Biotechnology Corp.*.....      6,050         39,628
    Intrawest Corp. .................     49,325        849,760
    Kingsway Financial Services,
      Inc.*..........................     43,075        539,699
    Leon's Furniture Ltd. ...........      1,175         16,930
    Mosaic Group, Inc.*..............    247,250        627,318
    Mosaid Technologies, Inc.*.......     15,250        126,585
    Royal Group Technologies Ltd.*...     67,575      1,243,754
    Vincor International, Inc.
      144A*..........................     18,550        278,321
    Zarlink Semiconductor, Inc.*.....     52,600        591,750
                                                   ------------
                                                     11,011,743
                                                   ------------
CHILE -- 0.5%
    Distribucion y Servicio D&S SA
      [ADR]..........................     59,900        784,690
                                                   ------------
CHINA -- 0.3%
    AsiaInfo Holdings, Inc.*.........     22,700        395,434
                                                   ------------
FINLAND -- 3.1%
    Amer Group Ltd. .................     15,850        416,318
    Elisa Communications Oyj.........     96,700      1,171,813
    Hartwall Oyj ABP.................     79,075      1,612,310
    JOT Automation Group Oyj.........     76,075         32,513
    Kone Corp. ......................      2,475        182,906
    Nokian Renkaat Oyj...............     27,150        848,256
    Stockmann AB.....................      1,750         20,879
    Stonesoft Oyj*...................    255,400        470,723
                                                   ------------
                                                      4,755,718
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
FRANCE -- 4.4%
    A Novo...........................     35,450   $    555,524
    Cereol*..........................     15,150        383,768
    Devoteam SA*.....................     17,999        255,132
    Eurofins Scientific*.............     18,709        272,359
    Eurotunnel SA*...................    993,850        999,938
    InfoVista SA*....................     13,752         46,529
    Net2S............................     83,630        360,397
    Penauille Polyservices...........     21,565        758,439
    Rodriguez Groupe 144A............      7,725        440,202
    Scor SA..........................     36,300      1,144,475
    SOITEC SA*.......................     45,223        895,908
    Wavecom SA*......................     20,550        772,144
                                                   ------------
                                                      6,884,815
                                                   ------------
GERMANY -- 3.2%
    ADVA Optical Networking AG*......     57,917        244,432
    Arbed SA.........................      5,100        635,729
    Articon Integralis AG*...........     36,957        287,595
    Ceyoniq AG*......................     53,213        265,326
    Continental AG...................     81,250      1,074,296
    Gericom AG.......................     10,925        298,630
    GfK AG 144A......................      9,054        164,373
    IPC Archtec AG*..................      4,425        141,837
    Parsytec AG*.....................     49,905        277,714
    Phenomedia AG*...................     31,255        333,945
    Singulus Technologies AG*........     16,640        466,700
    Sixt AG..........................     17,018        178,799
    Techem AG 144A*..................     26,300        567,860
                                                   ------------
                                                      4,937,236
                                                   ------------
GREECE -- 1.3%
    Delta Singular SA................    105,870        377,056
    Folli-Follie SA..................     20,925        367,779
    Hellenic Exchanges SA*...........     21,325        149,240
    Intralot SA......................     14,245        205,725
    Jumbo SA.........................    101,910        332,102
    Kleeman Hellas SA................     30,040        177,065
    Michaniki SA.....................     93,590        198,326
    Motor Oil (Hellas) Corinth
      Refineries SA*.................     13,400         98,312
    Papastratos Cigarette Co. .......      6,250         81,247
                                                   ------------
                                                      1,986,852
                                                   ------------
HONG KONG -- 4.6%
    Clear Media Ltd.* 144A...........    610,000        445,892
    Digital China Holdings Ltd.*.....    833,000        363,203
    Global Tech Holdings Ltd. .......  4,712,000        380,690
    Guangzhou Investment Co. Ltd.*...  8,426,000        669,944
    Hang Lung Group Ltd. ............    299,000        264,573
    Hysan Development Co. Ltd. ......     32,000         32,214
    Kingboard Chemical Holdings
      Ltd. ..........................    464,000        297,518
    QPL International Holdings
      Ltd.*..........................  2,052,000        736,818
    Roadshow Holdings Ltd.*..........  1,378,000        362,267
    Shangri-La Asia Ltd. ............    650,000        508,473
    Sino Land Co. Ltd. ..............  2,668,000      1,060,651
    TCL International Holding
      Ltd. ..........................  4,990,000        831,896
    The New World China Land Ltd.*...  1,034,400        331,630

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wah Sang Gas Holdings Ltd.
      144A*..........................  4,108,000   $    368,768
    Xinao Gas Holdings Ltd.*.........    210,000         62,613
    Yue Yuen Industrial Holdings
      Ltd. ..........................    206,000        387,017
                                                   ------------
                                                      7,104,167
                                                   ------------
ICELAND -- 0.4%
    DeCODE Genetics, Inc. [ADR]*.....     71,075        696,535
                                                   ------------
INDONESIA -- 0.5%
    PT Astra International, Inc.*....  1,708,000        320,250
    PT Bank Central Asia.............  2,905,000        412,007
                                                   ------------
                                                        732,257
                                                   ------------
IRELAND -- 2.0%
    Anglo Irish Bank Corp. PLC.......    238,100        902,721
    DCC PLC..........................    118,275      1,268,977
    Power Leisure PLC................    249,475        888,507
                                                   ------------
                                                      3,060,205
                                                   ------------
ISRAEL -- 1.2%
    BATM Advanced Communications
      Ltd. ..........................  1,561,906      1,022,949
    Given Imaging Ltd.*..............     50,000        893,000
                                                   ------------
                                                      1,915,949
                                                   ------------
ITALY -- 4.4%
    Autogrill SPA....................    191,675      1,776,601
    Bremba SPA.......................     66,500        527,562
    Cairo Communications SPA*........      7,050        174,819
    Class Editori SPA................    228,425        722,014
    Data Service SPA*................     21,525        964,018
    Ericsson SPA.....................     16,400        398,201
    Impregilo SPA....................    792,500        409,262
    Marzotto SPA.....................    157,050      1,261,300
    Merloni Elettrodomestici SPA.....    105,500        554,215
                                                   ------------
                                                      6,787,992
                                                   ------------
JAPAN -- 2.9%
    Alpha Systems, Inc. .............      6,800        299,374
    Crosswave Communications, Inc.
      [ADR]*.........................    257,150        285,437
    Cybird Co. Ltd.*.................          5         24,416
    Internet Initiative, Inc.
      [ADR]*.........................     21,000        125,580
    Kappa Create Co. Ltd. ...........     13,000        570,350
    MegaChips Corp. .................      2,900         88,952
    Pasona, Inc.*....................         63        855,639
    Planex Communications, Inc. .....         22        117,503
    ServiceWare Corp. ...............      2,600         61,499
    Sugi Pharmacy Co. Ltd. ..........      7,200        329,620
    Trans Cosmos, Inc. ..............     43,600      1,134,411
    UMC Japan*.......................         62        567,679
                                                   ------------
                                                      4,460,460
                                                   ------------
KOREA -- 6.8%
    Asiana Airlines*.................    187,360        420,793
    C&C Enterprise Co. Ltd.*.........     88,510        781,664
    Cheil Jedang Corp. ..............     22,870        861,869
    CJ39 Shopping Corp. .............     15,600        426,966
    Handan BroadinfoCom Ltd.*........      6,000        417,510

                                        SHARES        VALUE
                                        ------        -----
    Hotel Shilla Co. Ltd. ...........    136,370   $    882,486
    Hyundai Merchant Marine Co.
      Ltd. ..........................    260,470        493,773
    Kangwon Land, Inc.*..............      3,152        317,960
    KEB Technology Co. Ltd.*.........     15,162        419,018
    Korea Reinsurance Co. Ltd. ......     41,070        831,718
    Korea Technology & Banking
      Network Corp. .................    250,490        800,958
    LG Ad Inc. ......................     51,380        586,753
    LG Chem Ltd.*....................     18,180        301,039
    LG Investment And Securities Co.
      Ltd. ..........................     84,860        962,630
    Pulmuone Co. Ltd. ...............     57,790        932,735
    SK Corp. ........................     36,800        418,850
    Tae Young Corp. .................     22,090        664,298
                                                   ------------
                                                     10,521,020
                                                   ------------
MALAYSIA -- 1.2%
    Malaysian Pacific Industries
      Berhad.........................    340,000      1,404,718
    Perusahaan Otomobil Nasional
      Berhad.........................    224,000        474,520
                                                   ------------
                                                      1,879,238
                                                   ------------
MEXICO -- 0.7%
    Grupo Aeroportuario de Sureste SA
      de CV [ADR]*...................     19,725        303,765
    Organizacion Soriana SA de CV*...    223,275        596,631
    TV Azteca SA de CV...............     33,825        229,672
                                                   ------------
                                                      1,130,068
                                                   ------------
NETHERLANDS -- 2.7%
    Getronics NV.....................    279,950        907,310
    Koninklijke Luchtvaart
      Maatschappij NV................     78,200        900,979
    OpenTV Corp. [ADR]...............     21,499        175,862
    Teleplan International NV*.......     64,713        963,965
    Vedior NV 144A...................    100,975      1,211,031
                                                   ------------
                                                      4,159,147
                                                   ------------
NORWAY -- 2.7%
    Frontline Ltd. 144A..............    114,125      1,183,331
    Merkantildata ASA................    893,100      1,055,476
    Opticom ASA*.....................     13,925        571,328
    PhotoCure ASA*...................     45,100        603,393
    Schibsted ASA....................     42,300        407,942
    TGS Nopec Geophysical Co. ASA*...     28,550        396,294
                                                   ------------
                                                      4,217,764
                                                   ------------
PORTUGAL -- 0.9%
    Impresa -- Sociedade Gestora de
      Participacoes, SA*.............    359,775        701,534
    PT Multimedia-Servicos de
      Telecomunicacoes e Multimedia
      SA 144A*.......................     98,927        687,042
                                                   ------------
                                                      1,388,576
                                                   ------------
SINGAPORE -- 2.5%
    Hyflux Ltd. .....................  1,426,000        733,658
    Neptune Orient Lines Ltd.*.......  3,392,000      1,781,879

                                       102
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Singapore Exchange Ltd...........    850,000   $    570,810
    Star Cruises Ltd.*...............  2,145,000        804,375
                                                   ------------
                                                      3,890,722
                                                   ------------
SPAIN -- 2.2%
    Abengoa SA.......................     29,211        179,721
    Iberia Lineas Aerias de Espana
      SA.............................    732,756        717,672
    Promotora de Informaciones SA
      144A...........................    143,596      1,342,472
    Recoletos Grupo de Comunicacion
      SA.............................     70,904        308,712
    Red Electrica de Espana..........     58,325        542,681
    Sol Melia SA.....................     47,461        360,885
                                                   ------------
                                                      3,452,143
                                                   ------------
SWEDEN -- 5.0%
    Axis Communications AB*..........     16,600         39,563
    Clas Ohlson AB...................     72,000      1,005,559
    Elekta AB*.......................     96,600        782,769
    Eniro AB.........................    198,800      1,421,396
    Frontec AB*......................    347,875        381,380
    LGP Telecom Holding AB 144A......    230,626      1,703,912
    Lindex AB........................     13,425        217,571
    Observer AB......................    122,100        803,160
    Peab AB..........................     54,500        192,756
    SAS AB*..........................     45,900        297,549
    Semcom AB........................     26,400         99,412
    SwitchCore AB*...................    512,275        615,334
    Utfors AB*.......................    143,800        205,630
    Utfors AB Rights*................    110,600         39,539
                                                   ------------
                                                      7,805,530
                                                   ------------
SWITZERLAND -- 1.9%
    Berna Biotech AG*................      1,925        994,796
    ESEC Holding AG..................      4,869        601,187
    Logitech International SA*.......     27,425      1,003,481
    Sez Holding AG Cl-A..............      8,750        415,289
                                                   ------------
                                                      3,014,753
                                                   ------------
TAIWAN -- 3.7%
    Epox International, Inc. ........    230,000        166,962
    Eva Airways Corp. ...............  2,960,000        761,360
    Picvue Electronics, Ltd. ........    855,000        430,065
    Realtek Semiconductor Corp. .....    122,000        596,227
    SmarTASIC Technology, Inc.*......    355,000        399,742
    Taiwan Secom.....................    780,000        755,701
    Test Rite International Co.
      Ltd. ..........................  1,192,000        807,385
    Topoc Scientific Co. Ltd. .......    192,000        856,016
    United World Chinese Commercial
      Bank...........................    602,000        363,023
    Weltrend Semiconductor, Inc. ....    354,000        541,268
                                                   ------------
                                                      5,677,749
                                                   ------------
THAILAND -- 2.8%
    Capital Nomura Securities Public
      Co. Ltd. ......................    951,625        666,976
    Kiatnakin Finance Public Co.
      Ltd. ..........................    166,175         86,412
    Land And House Public Co.
      Ltd.*..........................    325,375        286,901
    National Finance Public Co.
      Ltd.*..........................  5,516,050      1,178,536

                                        SHARES        VALUE
                                        ------        -----
    Telecomasia Corporation Pubic Co.
      Ltd.*..........................  2,019,300   $    465,676
    Thai Farmers Bank Public Co.
      Ltd.*..........................  3,795,100      1,595,949
                                                   ------------
                                                      4,280,450
                                                   ------------
UNITED KINGDOM -- 25.6%
    Acambis PLC*.....................    174,900        892,204
    Aegis Group PLC*.................    538,575        728,980
    Airtours PLC*....................    336,561      1,224,588
    AIT Group PLC....................     14,975        181,987
    Amey PLC.........................    145,525        790,010
    Anite Group PLC..................    292,525        725,895
    Arena Leisure PLC*...............  1,106,575        632,131
    Argonaut Games PLC...............    465,675        423,594
    Avis Europe PLC 144A.............    181,695        431,039
    BBA Group PLC....................    205,450        846,212
    Berkeley Group PLC...............     71,625        736,484
    Biotrace International PLC*......     48,200         96,458
    Business Post Group PLC..........     97,275        476,401
    Chloride Group PLC*..............    406,150        419,692
    Chubb PLC........................    118,175        295,829
    Cranwswick PLC*..................    100,601      1,227,699
    DFS Furniture Co. PLC*...........    129,225        844,460
    EasyJet PLC*.....................    216,471      1,479,182
    Easynet Group PLC*...............     41,050        157,726
    Egg PLC*.........................    281,000        637,995
    Electronics Boutique PLC.........    678,250      1,352,374
    Enodis PLC.......................    955,550      1,328,138
    Enterprise Inns PLC*.............     44,550        404,593
    Filtronic PLC....................     29,850        155,747
    First Choice Holidays PLC........    195,225        356,587
    Go-Ahead Group PLC*..............     94,300        821,414
    HIT Entertainment PLC 144A.......    605,700      3,186,782
    ICAP PLC*........................     35,287        445,523
    Incepta Group PLC................  1,058,475        739,449
    Intec Telecom Systems PLC*.......    552,825        623,556
    Intermediate Capital Group PLC...     50,000        534,864
    IQE PLC*.........................    282,325        732,429
    Jarvis PLC.......................    240,950      1,911,217
    Laird Group PLC*.................    233,850        537,751
    Lastminute.Com PLC*..............    585,575        257,807
    Marconi PLC......................    393,550        239,135
    Millennium & Copthorne Hotels
      PLC*...........................    106,400        416,563
    NDS Group PLC [ADR]*.............     28,050        562,403
    New Look Group PLC...............    358,600        863,763
    Orchestream Holdings PLC*........  2,064,300        615,904
    Paragon Group Co. PLC*...........    144,425        566,484
    Patientline PLC*.................    109,525        364,238
    Pharmagene PLC*..................    107,131        141,887
    Scipher PLC*.....................     40,450         86,835
    SFI Group PLC....................    532,250      1,673,231
    Signet Group PLC.................  1,061,450      1,475,330
    Spectris PLC.....................     61,800        432,633
    Speedy Hire PLC..................    125,125        532,668
    Spirent PLC*.....................    506,325      1,164,321
    Sportingbet PLC..................    261,600        637,733
    Surfcontrol PLC..................     41,975        300,873

                                       103
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    TBI PLC..........................    371,100   $    307,859
    Telewest Communications PLC*.....    840,150        758,115
    The Future Network PLC*..........    955,457        653,575
    TTP Communications PLC*..........    252,475        472,180
    Weston Medical Group PLC*........    238,825        722,985
    Wharthog PLC*....................    228,675        148,103
    Xenova Group PLC*................     29,800         32,745
                                                   ------------
                                                     39,806,360
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $154,896,282)................               154,431,825
                                                   ------------

                                          PAR
                                         (000)
                                         -----

COMMERCIAL PAPER -- 5.9%
    American General Finance Corp.
      1.63%, 01/02/02................  $   7,827      7,826,645
    Brown-Forman Corp.
      1.75%, 01/02/02................      1,326      1,325,936
                                                   ------------
    (Cost $9,152,581)................                 9,152,581
                                                   ------------
TOTAL INVESTMENTS -- 105.5%
  (Cost $164,048,863)................               163,584,406
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (5.5%)...................                (8,593,358)
                                                   ------------
NET ASSETS -- 100.0%.................              $154,991,048
                                                   ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2001. Percentages are based on net assets.

INDUSTRY
--------
Advertising..........................................    2.2%
Airlines.............................................    2.9%
Automobile Manufacturers.............................    0.3%
Automotive Parts.....................................    2.3%
Beverages............................................    1.8%
Broadcasting.........................................    6.1%
Building Materials...................................    0.8%
Business Services....................................    6.1%
Chemicals............................................    0.4%
Clothing & Apparel...................................    1.7%
Computer Hardware....................................    4.4%
Computer Services & Software.........................    3.6%
Conglomerates........................................    2.1%
Construction.........................................    2.1%
Consumer Products & Services.........................    0.1%
Electronic Components & Equipment....................    4.5%
Entertainment & Leisure..............................    3.9%
Environmental Services...............................    0.7%
Farming & Agriculture................................    0.3%
Financial-Bank & Trust...............................    2.1%
Financial Services...................................    3.8%
Food.................................................    1.9%
Furniture............................................    0.9%
Healthcare Services..................................    0.2%
Hotels & Motels......................................    1.4%
Insurance............................................    1.6%
Internet Services....................................    3.0%
Machinery & Equipment................................    1.8%
Medical Supplies & Equipment.........................    1.7%
Metals & Mining......................................    1.3%
Oil & Gas............................................    1.7%
Paper & Forest Products..............................    0.4%
Pharmaceuticals......................................    2.1%
Printing & Publishing................................    1.7%
Real Estate..........................................    1.1%
Retail & Merchandising...............................    8.7%
Semiconductors.......................................    5.8%
Telecommunications...................................    8.1%
Transportation.......................................    4.0%
                                                       -----
Total................................................   99.6%
                                                       =====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.1%
BUILDING & REAL ESTATE -- 1.4%
    Camden Property Trust [REIT].....     28,600   $  1,049,620
    Duke-Weeks Realty Corp. [REIT]...     33,030        803,620
                                                   ------------
                                                      1,853,240
                                                   ------------
BUILDING MATERIALS -- 0.8%
    Walter Industries, Inc. .........    100,000      1,131,000
                                                   ------------
CHEMICALS -- 4.0%
    Dow Chemical Co. ................     46,500      1,570,770
    Hercules, Inc.*..................    141,600      1,416,000
    IMC Global, Inc. ................    113,600      1,476,800
    Octel Corp.*.....................     56,575      1,018,350
                                                   ------------
                                                      5,481,920
                                                   ------------
CONTAINERS & PACKAGING -- 1.6%
    Packaging Corp. of America*......    123,200      2,236,080
                                                   ------------
DIVERSIFIED METALS -- 1.8%
    Companhia Vale Do Rio Doce
      [ADR]*.........................     24,000        566,640
    Inco Ltd.*.......................     83,300      1,411,102
    Nucor Corp. .....................      9,000        476,640
                                                   ------------
                                                      2,454,382
                                                   ------------
DIVERSIFIED RESOURCES -- 0.1%
    Nexen, Inc. .....................      7,000        136,500
                                                   ------------
ENERGY SERVICES -- 6.7%
    El Paso Corp.sec.................     43,000      1,918,230
    Kinder Morgan Management LLC*....      9,773        370,410
    Massey Energy Co. ...............     39,000        808,470
    Niagara Mohawk Holdings, Inc.*...    100,000      1,773,000
    Peabody Energy Corp. ............     21,300        600,447
    Unisource Energy Corp. ..........     80,800      1,469,752
    W-H Energy Services, Inc.*.......    114,000      2,171,700
                                                   ------------
                                                      9,112,009
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.7%
    Waste Management, Inc. ..........     29,900        954,109
                                                   ------------
EXPLORATION & PRODUCTION -- 3.7%
    Devon Energy Corp.sec............     32,267      1,247,120
    Encore Acquisition Co.*..........     60,700        807,917
    Global Industries Ltd.*..........    161,600      1,438,240
    Layne Christensen Co.*...........     86,500        692,000
    Pure Resources, Inc.*............     40,000        804,000
                                                   ------------
                                                      4,989,277
                                                   ------------
FARMING & AGRICULTURE -- 1.3%
    Delta and Pine Land Co. .........     76,000      1,719,880
                                                   ------------
HOTELS & MOTELS -- 0.6%
    Hilton Hotels Corp. .............     76,400        834,288
                                                   ------------
INTEGRATED PETROLEUM -- 9.9%
    Amerada Hess Corp. ..............     41,800      2,612,500
    ChevronTexaco Corp.sec...........     35,728      3,201,586
    Petroleo Brasileiro SA [ADR].....     32,600        759,580

                                        SHARES        VALUE
                                        ------        -----
    Royal Dutch Petroleum Co. NY
      Reg. ..........................     61,800   $  3,029,436
    USX-Marathon Group, Inc. ........    127,900      3,837,000
                                                   ------------
                                                     13,440,102
                                                   ------------
MACHINERY & EQUIPMENT -- 2.7%
    Cooper Cameron Corp.*............      6,000        242,160
    FMC Technologies, Inc.*sec.......     16,000        263,200
    Hydril Co.*......................     86,600      1,526,758
    Joy Global, Inc.*................     93,200      1,565,760
                                                   ------------
                                                      3,597,878
                                                   ------------
METALS & MINING -- 7.9%
    Alcoa, Inc. .....................     35,884      1,275,676
    Allegheny Technologies, Inc. ....     74,400      1,246,200
    Arch Coal, Inc. .................     49,300      1,119,110
    Carpenter Technology Corp. ......     45,000      1,197,900
    Cleveland-Cliffs, Inc. ..........     75,800      1,387,140
    Newmont Mining Corp.sec..........    148,626      2,840,243
    USX-U.S. Steel Group,
      Inc.*sec.......................     91,100      1,649,821
                                                   ------------
                                                     10,716,090
                                                   ------------
NON-FERROUS METALS -- 2.0%
    Phelps Dodge Corp.sec............     75,000      2,430,000
    RTI International Metals,
      Inc.*..........................     23,500        233,825
                                                   ------------
                                                      2,663,825
                                                   ------------
OIL & GAS -- 18.7%
    BP PLC [ADR].....................  28,040...      1,304,140
    Cabot Oil & Gas Corp. Cl-A.......     25,400        610,870
    Conoco, Inc. ....................     15,000        424,500
    Diamond Offshore Drilling,
      Inc.sec........................    122,900      3,736,160
    Exxon Mobil Corp. ...............    108,618      4,268,686
    Forest Oil Corp.*................     42,280      1,192,719
    GlobalSantaFe Corp.sec...........  17,300...        493,396
    Gulf Indonesia Resources Ltd.*...    140,000      1,260,000
    Helmerich & Payne, Inc. .........     23,900        797,782
    Kerr-McGee Corp.sec..............     14,000        767,200
    Murphy Oil Corp.sec..............     27,600      2,319,504
    Schlumberger Ltd.sec.............     12,288        675,226
    Seacor Smit, Inc.*...............     49,850      2,313,040
    Tidewater, Inc. .................     43,000      1,457,700
    Total Fina SA [ADR]..............     32,474      2,280,974
    Transocean Sedco Forex,
      Inc.*sec.......................     40,000      1,352,800
                                                   ------------
                                                     25,254,697
                                                   ------------
PAPER & FOREST PRODUCTS -- 7.5%
    Abitibi-Consolidated, Inc. ......     45,400        332,328
    Bowater, Inc.sec.................     10,000        477,000
    International Paper Co.sec.......     20,000        807,000
    Jefferson Smurfit Group [ADR]....     57,400      1,291,500
    Longview Fibre Co. ..............    135,500      1,600,255
    Mead Corp. ......................     65,100      2,010,939
    Potlatch Corp. ..................     58,200      1,706,424
    Wausau-Mosinee Paper Corp. ......     56,400        682,440
    Weyerhaeuser Co. ................     23,200      1,254,656
                                                   ------------
                                                     10,162,542
                                                   ------------

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
PETROLEUM EXPLORATION & PRODUCTION -- 16.3%
    Anadarko Petroleum Corp. ........     16,700   $    949,395
    Baker Hughes, Inc. ..............    142,700      5,204,269
    BJ Services Co.*sec..............     78,000      2,531,100
    Burlington Resources, Inc. ......     36,600      1,373,964
    Canadian Natural Resources
      Ltd. ..........................      7,000        170,800
    Companie Generale de Geophysique
      SA [ADR]*sec...................     65,000        407,875
    Mcmoran Exploration Co.*.........    120,000        694,800
    Mitchell Energy & Development
      Corp. Cl-A.....................      8,000        426,400
    Newfield Exploration Co.*........     10,000        355,100
    Noble Affiliates, Inc. ..........     10,000        352,900
    Nuevo Energy Co.*................     58,000        870,000
    Ocean Energy, Inc. ..............    133,480      2,562,816
    Pioneer Natural Resouces Co.*....     14,000        269,640
    Smith International, Inc.*sec....     34,600      1,855,252
    Stolt Offshore SA*...............     70,000        630,000
    Ultra Petroleum Corp.*...........    110,000        669,900
    Unocal Corp. ....................     58,700      2,117,309
    Westport Resources Corp.*........     18,000        312,300
    XTO Energy, Inc. ................     14,000        245,000
                                                   ------------
                                                     21,998,820
                                                   ------------
PRECIOUS METALS -- 1.4%
    Lihir Gold Ltd. [ADR]*...........     45,000        533,250
    Placer Dome, Inc. ...............    130,400      1,422,664
                                                   ------------
                                                      1,955,914
                                                   ------------
TRANSPORTATION -- 1.0%
    Norfolk Southern Corp. ..........     73,800      1,352,754
                                                   ------------
TOTAL COMMON STOCK
  (Cost $116,365,619)................               122,045,307
                                                   ------------
FOREIGN STOCK -- 5.5%
METALS & MINING -- 3.4%
    Bougainville Copper
      Ltd. -- (AUD)*.................  1,268,992         90,942
    Corus Group PLC -- (GBP).........  1,390,000      1,456,578
    Lihir Gold Ltd. -- (AUD)*........  4,214,100      2,545,436
    Rio Tinto PLC -- (GBP)...........     32,400        620,565
                                                   ------------
                                                      4,713,521
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PETROLEUM EXPLORATION & PRODUCTION -- 2.1%
    BG Group PLC -- (GBP)............    373,000   $  1,520,034
    Compagnie Generale de Geophysique
      SA -- (FRF)*...................     40,600      1,274,263
                                                   ------------
                                                      2,794,297
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $7,112,124)..................                 7,507,818
                                                   ------------
PREFERRED STOCK -- 1.7%
BUILDING & REAL ESTATE -- 1.1%
    Rouse Co. $3.00 Cl-B.............     34,400      1,496,400
                                                   ------------
PRECIOUS METALS -- 0.6%
    Newtown Mining Corp. $3.25
      [CVT]..........................     20,000        867,000
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $2,063,232)..................                 2,363,400
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.8%
METALS & MINING
    Teck Corp.
      3.75%, 07/15/06sec.
    (Cost $1,050,379)................  $   1,300      1,079,000
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 2.1%
    Temporary Investment Cash Fund
    (Cost $2,846,193)................  2,846,193      2,846,193
                                                   ------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $129,437,547)................               135,841,718
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%).............                  (291,864)
                                                   ------------
NET ASSETS -- 100.0%.................              $135,549,854
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 56.2%
    Federal Home Loan Mortgage Corp.
      8.50%, 01/01/25..............  $    3,343   $   3,594,532
                                                  -------------
    Federal National Mortgage
      Assoc.
      5.932%, 03/01/17 [VR]........       1,347       1,387,029
      6.00%, 02/19/16 [TBA]........      41,000      40,936,040
      6.50%, 05/18/23..............         967         980,490
      6.85%, 05/01/25 [VR].........         510         511,418
      7.01%, 01/01/25 [VR].........          71          70,763
                                                  -------------
                                                     43,885,740
                                                  -------------
    Government National Mortgage Assoc.
      6.375%, 06/20/26 [VR]........         713         729,385
      6.50%, 06/20/28-01/24/32.....      17,000      16,842,830
      6.75%, 07/20/17-07/20/24
        [VR].......................         498         513,984
      7.00%, 01/15/24-01/24/32.....      53,441      54,563,371
      7.375%, 05/20/24-01/20/26
        [VR].......................       2,415       2,463,979
      7.50%, 01/24/32 [TBA]........      93,800      96,930,994
      8.00%, 07/20/30-01/24/32.....     107,954     112,901,762
      8.50%, 10/15/29-01/15/31.....       9,970      10,578,652
                                                  -------------
                                                    295,524,957
                                                  -------------
    (Cost $341,507,215)............                 343,005,229
                                                  -------------
CORPORATE OBLIGATIONS -- 46.7%
AIRLINES -- 0.8%
    United Airlines, Inc.
      2.301%, 03/02/04 [FRN].......       2,628       2,574,757
      6.831%, 09/01/08.............       1,800       1,209,817
      6.932%, 09/01/11.............       1,100         812,717
                                                  -------------
                                                      4,597,291
                                                  -------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    DaimlerChrysler Corp.
      7.75%, 05/27/03..............       1,800       1,880,467
      6.40%, 05/15/06..............       4,500       4,504,680
                                                  -------------
                                                      6,385,147
                                                  -------------
BUSINESS SERVICES -- 2.0%
    Cox Enterprises, Inc.
      6.625%, 06/14/02 144A........      10,000      10,137,350
    Trinom Ltd.
      5.895%, 06/18/04 144A [FRN]..       2,000       2,004,660
                                                  -------------
                                                     12,142,010
                                                  -------------
ENTERTAINMENT & LEISURE -- 1.5%
    The Walt Disney Co.
      4.50%, 09/15/04..............       5,500       5,495,155
    Time Warner Entertainment Co.
      9.625%, 05/01/02.............       3,500       3,575,019
                                                  -------------
                                                      9,070,174
                                                  -------------
ENVIRONMENTAL SERVICES -- 0.7%
    USA Waste Services, Inc.
      6.50%, 12/15/02..............       4,145       4,230,992
                                                  -------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
FINANCIAL-BANK & TRUST -- 3.3%
    Banco Nacional Obra Services,
      Inc.
      9.625%, 11/15/03.............  $    1,200   $   1,302,000
    Bank of America Corp.
      8.625%, 11/15/03.............       1,000       1,088,248
      4.75%, 10/15/06..............       5,500       5,390,660
    Beneficial Corp. Cl-H
      2.193%, 01/09/02 [FRN].......       1,500       1,500,081
    Golden West Financial Corp.
      5.50%, 08/08/06..............       5,000       5,021,580
    Wachovia Corp.
      4.95%, 11/01/06..............       6,000       5,897,286
                                                  -------------
                                                     20,199,855
                                                  -------------
FINANCIAL SERVICES -- 12.8%
    Bear Stearns Co., Inc.
      2.941%, 03/28/03 [FRN].......         700         699,992
      2.763%, 05/24/04 [FRN].......       7,300       7,294,102
    Capital One Bank
      6.62%, 08/04/03..............       4,000       4,079,364
    Credit Suisse First Boston USA,
      Inc.
      6.125%, 11/15/11.............       6,500       6,355,850
    Finova Group, Inc.
      7.50%, 11/15/09..............         300         127,500
    Ford Motor Credit Co.
      3.121%, 04/17/03 [FRN].......       4,300       4,237,736
      3.303%, 06/23/03 [FRN].......       7,000       6,861,428
      3.041%, 06/30/05 [FRN].......       2,600       2,459,171
      7.60%, 08/01/05..............       5,700       5,855,604
      6.875%, 02/01/06.............       4,000       4,009,276
    General Motors Acceptance Corp.
      2.521%, 05/16/03 [FRN].......       1,300       1,284,657
      2.665%, 07/21/03 [FRN].......       4,100       4,027,713
      3.986%, 08/04/03 [FRN].......       5,600       5,504,358
      4.48%, 01/20/04 [FRN]........       7,500       7,340,190
    Golden State Holdings Corp.
      7.00%, 08/01/03..............       4,000       4,035,800
    Heller Financial, Inc.
      6.375%, 03/15/06.............       6,400       6,768,966
    Household Finance Corp.
      2.506%, 05/28/04 [FRN].......       7,500       7,500,682
                                                  -------------
                                                     78,442,389
                                                  -------------
FOOD -- 2.1%
    Conagra, Inc.
      7.50%, 09/15/05..............       4,000       4,321,276
    Fred Meyer, Inc.
      7.15%, 03/01/03..............       3,000       3,132,168
    Nabisco, Inc.
      6.125%, 02/01/03.............       5,000       5,148,040
                                                  -------------
                                                     12,601,484
                                                  -------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
INDUSTRIAL PRODUCTS -- 2.1%
    Amerco, Inc.
      7.20%, 04/01/02..............  $    5,000   $   5,001,000
    Raytheon Co.
      6.45%, 08/15/02..............       7,900       8,014,977
                                                  -------------
                                                     13,015,977
                                                  -------------
INSURANCE -- 1.4%
    Marsh & McLennan Co., Inc.
      6.625%, 06/15/04.............       8,000       8,454,296
                                                  -------------
OIL & GAS -- 2.1%
    Coastal Corp.
      2.531%, 03/06/02 144A........       5,200       5,201,336
    Conoco, Inc.
      3.251%, 10/15/02.............       6,500       6,512,532
    Occidental Petroleum Corp.
      6.40%, 04/01/03 [VR].........       1,000       1,028,149
                                                  -------------
                                                     12,742,017
                                                  -------------
PAPER & FOREST PRODUCTS -- 1.1%
    International Paper Co.
      6.125%, 11/01/03 [FRN].......       1,500       1,552,032
      5.086%, 06/20/04 144A
        [FRN]......................       5,000       4,935,000
                                                  -------------
                                                      6,487,032
                                                  -------------
PHARMACEUTICALS -- 1.1%
    Bergen Brunswig Co.
      7.375%, 01/15/03.............       6,500       6,565,000
                                                  -------------
RETAIL & MERCHANDISING -- 0.7%
    Safeway, Inc.
      7.00%, 09/15/02..............       4,400       4,526,905
                                                  -------------
TELECOMMUNICATIONS -- 8.5%
    British Telecom PLC
      7.875%, 12/15/05.............       8,400       9,007,295
    Centurytel, Inc.
      7.75%, 10/15/02 [VR].........       6,000       6,163,830
    Deutsche Telekom International
      Finance Corp.
      7.75%, 06/15/05..............       5,000       5,354,000
    France Telecom
      4.406%, 03/14/03 144A
        [FRN]......................       6,500       6,551,682
      7.20%, 03/01/06 144A.........       2,500       2,657,560
      7.75%, 03/01/11 144A.........       4,000       4,292,776
    Sprint Corp.
      6.00%, 01/15/07 144A.........       6,000       5,963,682
    Verizon Wireless, Inc.
      5.375%, 12/15/06 144A........      12,000      11,957,843
                                                  -------------
                                                     51,948,668
                                                  -------------
UTILITIES -- 5.5%
    Arizona Public Service Co.
      6.75%, 11/15/06..............         690         715,596
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02.............       2,100       2,153,382
    Detroit Edison Co.
      6.75%, 03/17/03..............       5,000       5,180,130

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Nevada Power Co.
      6.20%, 04/15/04..............  $    4,500   $   4,482,990
    Niagara Mohawk Power Corp.
      7.75%, 05/15/06..............       4,590       4,919,810
    Qwest Capital Funding Corp.
      2.95%, 07/08/02 144A.........       4,500       4,505,049
    Southern California Edison Co.
      4.43%, 05/01/02 [FRN]........       1,000         965,000
    Teco Energy, Inc.
      7.00%, 10/01/15..............       3,000       3,077,193
    Texas Utilities Co.
      3.75%, 06/15/03 144A [FRN]...       2,500       2,502,548
    United Illuminating Co.
      6.25%, 12/15/02..............       5,000       5,118,690
                                                  -------------
                                                     33,620,388
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $282,530,010)..............                 285,029,625
                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 35.1%
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2001-10 Cl-VA
      6.195%, 12/25/32 [VR]........      18,700      19,027,255
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2001-3 Cl-IVA
      6.963%, 01/25/32 [VR]........      10,978      11,026,978
    Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2001-6 Cl-IIA
      6.665%, 09/25/31 [VR]........      12,176      12,307,545
    Chase Mortgage Finance Corp.
      Series 1999-S8 Cl-A1
      6.35%, 06/25/29..............       8,246       8,451,043
    Citicorp Mortgage Securities,
      Inc. Series 1992-17 Cl-A
      6.838%, 09/25/22.............         494         493,975
    Citicorp Mortgage Securities,
      Inc. Series 2001-18 Cl-1A1
      4.15%, 12/25/31..............       8,000       7,981,873
    Countrywide Home Loans Series
      1997-7 Cl-A10
      6.90%, 12/25/27..............       1,979       2,029,251
    Countrywide Home Loans Series
      1999-3 Cl-A2
      6.05%, 04/25/29..............      11,700      11,957,868
    Dime Savings Bank
      Series 1998-1A Cl-A
      7.063%, 11/01/18.............         268         264,213
    Fannie Mae Series 1988-22 Cl-A
      5.22%, 08/25/18 [FRN]........          66          66,124
    Fannie Mae Series 1993-131 Cl-Z
      7.00%, 07/25/08..............       7,987       8,305,824
    Fannie Mae Series 1996-39 Cl-H
      8.00%, 11/25/23..............       1,164       1,230,033

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
Federal Home Loan Mortgage Corp.
      (Government National Mortgage
      Assoc.) Series 32 Cl-PH
      6.50%, 09/25/22..............  $   13,000   $  13,356,070
    Federal Housing Authority
      7.46%, 08/25/23..............       2,406       2,451,008
    First Horizon Asset Securities,
      Inc. Series 2001-7 Cl-A1
      6.75%, 02/25/31..............      18,342      18,702,436
    Freddie Mac Series 1725 Cl-B
      7.00%, 10/15/20..............       3,165       3,211,721
    Freddie Mac Series B Cl-3
      12.50%, 09/30/13.............         154         170,730
    G-Wing Ltd.
      Series 2001-WH1A Cl-A
      3.67%, 11/06/03 144A.........       2,165       2,164,673
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23..............       1,159       1,183,499
    Mellon Residential Funding
      Corp. Series 1998-2 Cl-A14
      6.75%, 01/25/13..............       3,654       3,770,882
    Merrill Lynch Mortgage
      Investors, Inc. Series
      1995-C2 Cl-B
      7.069%, 06/15/21 [VR]........         489         496,386
    Nomura Asset Securities Corp.
      Series 1994-1 Cl-A5
      6.625%, 01/25/09.............       1,267       1,276,851
    PNC Mortgage Securities Corp.
      Series 1997-1 Cl-A6
      7.50%, 02/25/27..............       2,965       3,075,101
    Prudential Home Mortage
      Securities Series 1992-13
      Cl-A7
      7.50%, 06/25/07..............       4,145       4,263,009
    Prudential Home Mortgage
      Securities Series 1994-22
      Cl-A5
      7.30%, 06/25/24..............       1,906       1,915,205
    Residential Funding Mortgage
      Securities I Series 1993-S20
      Cl-A8
      6.982%, 06/25/08.............       1,676       1,695,170
    Residential Funding Mortgage
      Securities II Series 1997-S6
      Cl-A5
      7.00%, 05/25/12..............       2,144       2,201,501
    Residential Funding Mortgage
      Securities Series 1999-H14
      Cl-A4
      7.15%, 10/25/13..............       5,550       5,711,847
    Resolution Trust Corp.
      Series 1991-M1 Cl-A1
      7.048%, 05/25/19 [FRN].......         219         218,816
    Resolution Trust Corp. Series
      1993-1P Cl-A1
      8.823%, 05/25/22 144A........         117         118,260

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Small Business Investment
      Companies Series 1997-P10B1
      Cl-1
      7.31%, 05/10/07..............  $    2,087   $   2,241,350
    Structured Asset Securities
      Corp. Series 2000-3 Cl-2A6
      8.00%, 07/25/30..............      10,000      10,513,385
    Structured Asset Securities
      Corp. Series 2001-13 Cl-3A
      7.00%, 11/25/31..............      12,160      12,643,913
    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14.............       1,133       1,234,187
    United Mortgage Securities
      Corp. Series 1994-1 Cl-AS
      7.40%, 06/25/32..............       6,183       6,297,506
    Washington Mutual
      Series 1999-WM1 Cl-2A2
      6.01%, 10/19/39..............      15,243      15,493,926
    Washington Mutual
      Series 1999-WM1 Cl-M1
      6.601%, 10/19/39.............       8,979       9,023,989
    Wells Fargo Mortgage Backed
      Securities Trust
      Series 2001-16 Cl-A1
      6.125%, 07/25/31.............       8,000       8,024,960
                                                  -------------
    (Cost $211,360,192)............                 214,598,363
                                                  -------------
ASSET BACKED SECURITIES -- 6.6%
    Advanta Mortgage Loan Trust
      Series 1994-4 Cl-A
      2.305%, 11/25/29 [VR]........       5,969       5,979,888
    Champion Home Equity Loan Trust
      Series 1996-1 Cl-A3
      8.364%, 05/25/28.............         421         433,992
    Conseco Financial Lease LLC
      Series 2001-1 Cl-A3
      7.36%, 04/20/04..............       8,064       8,291,335
    Green Tree Financial Corp.
      Series 1999-5 Cl-A2
      6.77%, 04/01/31..............       2,584       2,613,799
    Green Tree Financial Corp.
      Series 1999-5 Cl-A3
      6.97%, 04/01/31..............       6,000       6,242,298
    Green Tree Home Equity Loan
      Trust Series 1999-C Cl-A4
      7.18%, 07/15/30..............      10,700      11,166,825
    SVO Timeshare Mortgage Corp.
      Series 2001-AA Cl-A
      5.47%, 10/20/13 144A.........       5,651       5,753,319
                                                  -------------
    (Cost $39,051,418).............                  40,481,456
                                                  -------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
U.S. TREASURY OBLIGATIONS -- 5.4%
    U.S. Treasury Inflationary Bonds [TIPS]
      3.625%, 07/15/02#............  $      700   $     784,173
      3.375%, 01/15/07.............      19,000      21,395,758
      3.875%, 01/15/09.............      10,000      11,087,105
                                                  -------------
    (Cost $34,021,512).............                  33,267,036
                                                  -------------
SOVEREIGN ISSUES -- 2.6%
EGYPT -- 0.9%
    Egypt (Arab Republic of)
      8.75%, 07/11/11 144A.........       5,500       5,376,250
                                                  -------------
MEXICO -- 1.2%
    United Mexican States
      11.375%, 09/15/16............       2,000       2,471,000
        6.25%, 12/31/19............       5,500       5,090,800
                                                  -------------
                                                      7,561,800
                                                  -------------
PANAMA -- 0.5%
    Panama (Republic of)
      9.625%, 02/08/11.............       3,000       3,067,500
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (Cost $16,073,076)...............                  16,005,550
                                                  -------------
BANK LOAN OBLIGATIONS -- 0.1%
    Starwood Hotel Trust II
      8.573%, 02/23/03 144A [FRN]
    (Cost $751,469)................         750         729,375
                                                  -------------
                                       NUMBER
                                         OF
                                     CONTRACTS
                                     ----------
OPTIONS -- 0.0%
PUT OPTIONS
    Eurodollar Futures, Strike
      Price 92.50, Expires
      06/17/02*
    (Cost $2,138)..................         190           1,188
                                                  -------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 1.7%
    AT&T Capital Corp.
      3.325%, 08/06/02 144A
        [FRN]++....................  $    5,700       5,702,251
    Sprint Capital Corp.
      3.41%, 05/10/02++............       5,000       4,963,378
                                                  -------------
    (Cost $10,638,698).............                  10,665,629
                                                  -------------

                                       SHARES         VALUE
                                       ------         -----
                                       -----
SHORT-TERM INVESTMENTS -- 2.0%
    Temporary Investment Cash
      Fund.........................   6,067,477   $   6,067,477
    Temporary Investment Fund......   6,067,477       6,067,477
                                                  -------------
    (Cost $12,134,954).............                  12,134,954
                                                  -------------
TOTAL INVESTMENTS -- 156.4%
  (Cost $948,070,682)..............                 955,918,405
                                                  -------------
                                       NUMBER
                                         OF
                                     CONTRACTS
                                     ---------
WRITTEN OPTIONS -- 0.0%
PUT OPTIONS
    Eurodollar Futures, Strike
      price 95.75, Expires
      06/17/02*....................         104          (3,900)
    Eurodollar Futures, Strike
      price 96, Expires
      06/17/02*....................         269         (13,450)
                                                  -------------
    (Cost $(228,472))..............                     (17,350)
                                                  -------------
                                        PAR
                                       (000)
                                       -----
SALE COMMITMENTS -- (8.5)%
    Government National Mortgage Assoc.
      7.50%, 01/24/32 [TBA]
    (Cost $(51,578,125))...........  $   50,000     (51,671,875)
                                                  -------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (47.9%)..........                (293,032,236)
                                                  -------------
NET ASSETS -- 100.0%...............               $ 611,196,944
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 2001:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
MONTH           TYPE     TO DELIVER     FOR      AT VALUE    DEPRECIATION
-------------------------------------------------------------------------
01/02        Sell   EUR   380,000     $334,780   $338,114       $3,334
                                      ========   ========       ======

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

# Securities with an aggregate market value of $784,173 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                          NOTIONAL      UNREALIZED
                       EXPIRATION          AMOUNT     APPRECIATION/
     DESCRIPTION         MONTH              (000)     (DEPRECIATION)
--------------------------------------------------------------------
Euro Dollar..........    12/02      EUR      37,250      $118,263
Euro Dollar..........    03/03      EUR      37,250        52,825
Euro Dollar..........    06/03      EUR      37,250       (29,125)
Euro Dollar..........    09/03      EUR      37,250       (90,275)
                                                         --------
                                                         $ 51,688
                                                         ========

Interest rate swap agreements outstanding at December 31, 2001:

                                            NOTIONAL
                               EXPIRATION    AMOUNT     UNREALIZED
         DESCRIPTION             MONTH       (000)     DEPRECIATION
-------------------------------------------------------------------
Receive variable rate
  payments on the three month
  LIBOR-BBA floating rate and
  pay fixed rate payments of
  6.00%+.....................    06/03      $139,700    $2,766,465
                                                        ==========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

++ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, these securities amounted to 1.75% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 99.9%
BROADCASTING -- 0.4%
    Liberty Media Corp. Cl-A*........    137,800   $  1,929,200
                                                   ------------
BUSINESS SERVICES -- 1.1%
    First Data Corp. ................     63,800      5,005,110
                                                   ------------
CABLE TELEVISION -- 0.0%
    Comcast Corp. Cl-A*sec...........      5,800        208,800
                                                   ------------
COMPUTER HARDWARE -- 2.6%
    Dell Computer Corp.*.............    155,700      4,231,926
    International Business Machines
      Corp. .........................     61,500      7,439,040
                                                   ------------
                                                     11,670,966
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.2%
    Cisco Systems, Inc.*.............    566,900     10,266,559
    Electronic Data Systems
      Corp.sec.......................    278,300     19,077,465
    Microsoft Corp.*.................    280,200     18,563,250
    Sun Microsystems, Inc.*..........    110,800      1,367,272
    Veritas Software Corp.*..........     35,100      1,573,182
                                                   ------------
                                                     50,847,728
                                                   ------------
CONGLOMERATES -- 6.6%
    Philip Morris Co., Inc. .........     92,800      4,254,880
    Tyco International Ltd.sec.......    435,038     25,623,738
                                                   ------------
                                                     29,878,618
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.4%
    Colgate-Palmolive Co. ...........     74,700      4,313,925
    Johnson & Johnson Co. ...........    190,200     11,240,820
                                                   ------------
                                                     15,554,745
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.2%
    General Electric Co. ............    590,000     23,647,200
                                                   ------------
ENTERTAINMENT & LEISURE -- 6.2%
    AOL Time Warner, Inc.*...........    413,200     13,263,720
    Harley-Davidson, Inc.sec.........    111,200      6,039,272
    Viacom, Inc. Cl-B*...............    199,500      8,807,925
                                                   ------------
                                                     28,110,917
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.7%
    MBNA Corp. ......................    605,500     21,313,600
                                                   ------------
FINANCIAL SERVICES -- 15.2%
    Citigroup, Inc. .................    449,700     22,700,856
    Concord EFS, Inc.*...............     14,400        472,032
    Fannie Mae.......................     77,400      6,153,300
    Freddie Mac......................    229,400     15,002,760
    Goldman Sachs Group, Inc.sec.....     49,500      4,591,125
    Household International,
      Inc.sec........................    190,500     11,037,570
    Merrill Lynch & Co., Inc. .......    125,500      6,541,060
    Morgan Stanley Dean Witter &
      Co. ...........................     36,900      2,064,186
                                                   ------------
                                                     68,562,889
                                                   ------------
HEALTHCARE SERVICES -- 7.5%
    Cardinal Health, Inc.sec.........    159,600     10,319,736
    Tenet Healthcare Corp.*..........    152,300      8,943,056

                                        SHARES        VALUE
                                        ------        -----
    UnitedHealth Group, Inc. ........    202,400   $ 14,323,848
    Wellpoint Health Networks,
      Inc.*..........................      3,700        432,345
                                                   ------------
                                                     34,018,985
                                                   ------------
INSURANCE -- 1.9%
    American International Group,
      Inc. ..........................    108,100      8,583,140
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    Baxter International, Inc. ......    130,500      6,998,715
    Medtronic, Inc.sec...............    104,600      5,356,566
                                                   ------------
                                                     12,355,281
                                                   ------------
PHARMACEUTICALS -- 6.5%
    American Home Products Corp. ....     39,400      2,417,584
    Pfizer, Inc. ....................    574,100     22,877,885
    Schering-Plough Corp. ...........    109,600      3,924,776
                                                   ------------
                                                     29,220,245
                                                   ------------
RETAIL & MERCHANDISING -- 12.6%
    Home Depot, Inc. ................    289,100     14,746,991
    Kohl's Corp.*sec.................    329,500     23,209,980
    Target Corp. ....................    148,700      6,104,135
    Wal-Mart Stores, Inc. ...........     79,900      4,598,245
    Walgreen Co.sec..................    248,100      8,351,046
                                                   ------------
                                                     57,010,397
                                                   ------------
SEMICONDUCTORS -- 2.7%
    Intel Corp. .....................    281,900      8,865,755
    Maxim Integrated Products,
      Inc.*..........................     25,000      1,312,750
    Texas Instruments, Inc. .........     68,900      1,929,200
                                                   ------------
                                                     12,107,705
                                                   ------------
TELECOMMUNICATIONS -- 9.4%
    AT&T Wireless Services,
      Inc.*sec.......................    645,200      9,271,524
    Clear Channel Communications,
      Inc.*..........................     85,600      4,357,896
    Nokia Corp. Cl-A [ADR]...........    835,900     20,504,627
    Sprint Corp. (PCS Group)*sec.....    242,700      5,924,307
    Vodafone Group PLC [ADR]sec......     97,600      2,506,368
                                                   ------------
                                                     42,564,722
                                                   ------------
TOTAL COMMON STOCK
  (Cost $458,038,994)................               452,590,248
                                                   ------------
SHORT-TERM INVESTMENTS -- 0.7%
    Temporary Investment Cash Fund...  1,639,617      1,639,617
    Temporary Investment Fund........  1,639,616      1,639,616
                                                   ------------
    (Cost $3,279,233)................                 3,279,233
                                                   ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $461,318,227)................               455,869,481
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.6%).............                (2,885,388)
                                                   ------------
NET ASSETS -- 100.0%.................              $452,984,093
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
FOREIGN STOCK -- 92.0%
AUSTRALIA -- 0.7%
    Computershare Ltd. ...........   1,072,419  $    2,898,504
    News Corp. Ltd. ..............      69,752         557,787
    News Corp. Ltd. [ADR].........       7,425         236,189
    News Corp. Ltd. Pfd. .........      55,367         369,860
                                                --------------
                                                     4,062,340
                                                --------------
BELGIUM -- 1.5%
    Interbrew SA..................     328,993       9,007,528
                                                --------------
BERMUDA -- 4.7%
    Tyco International Ltd. ......     468,215      27,577,864
                                                --------------
BRAZIL -- 3.2%
    Embraer Aircraft Corp. SA
      [ADR].......................     171,540       3,796,180
    Empresa Brasileira de
      Aeronautica SA [ADR]........     390,595       8,682,927
    Petroleo Brasileiro SA NY Reg.
      [ADR].......................     177,515       4,136,100
    Tele Centro Oeste Celular
      Participacoes SA [ADR]......     344,385       2,410,695
                                                --------------
                                                    19,025,902
                                                --------------
CANADA -- 6.1%
    Alberta Energy Co. Ltd. ......      55,172       2,079,673
    Bombardier, Inc. Cl-B.........     367,568       3,799,426
    Canadian National Railway
      Co. ........................      36,655       1,761,266
    Corus Entertainment, Inc.*....     146,400       2,907,346
    Fairmont Hotels & Resorts,
      Inc. .......................      77,113       1,832,343
    Husky Energy, Inc. ...........     357,991       3,693,704
    PanCanadian Energy Corp. .....     218,895       5,663,466
    Rogers Communications, Inc.
      Cl-B*.......................     100,872       1,713,786
    Shaw Communications, Inc.
      Cl-B........................     359,425       7,606,140
    Suncor Energy, Inc. ..........     148,460       4,873,457
                                                --------------
                                                    35,930,607
                                                --------------
FINLAND -- 1.8%
    Nokia AB Oyj..................     198,011       5,105,776
    Nokia Corp. Cl-A [ADR]........     159,197       3,905,102
    Tieto Corp. Cl-B..............      48,504       1,284,808
                                                --------------
                                                    10,295,686
                                                --------------
FRANCE -- 6.9%
    Accor SA......................     115,466       4,197,661
    Altran Technologies SA........      58,955       2,663,977
    AXA SA........................     193,340       4,040,254
    Cap Gemini SA.................      25,012       1,806,105
    Sanofi SA.....................      49,976       3,728,888
    Schneider Electric SA.........      63,218       3,039,543
    Technip-Coflexip SA...........      22,441       2,997,142
    TotalFinaELF SA Cl-B..........     128,379      18,334,633
                                                --------------
                                                    40,808,203
                                                --------------
GERMANY -- 5.6%
    Bayerische Motoren Werke AG...      67,178       2,341,708
    Deutsche Boerse AG 144A.......     214,600       8,256,345

                                      SHARES        VALUE
                                      ------        -----
    Marschollek, Lautenschlaeger
      und Partner AG..............      52,561  $    3,828,634
    Muenchener Rueckversicherungs-
      Gesellschaft AG 144A........       7,359       1,998,119
    Porsche AG Pfd. ..............      31,226      11,869,060
    Schering AG...................      31,137       1,652,330
    Siemens AG....................      46,102       3,051,930
                                                --------------
                                                    32,998,126
                                                --------------
HONG KONG -- 4.5%
    China Mobile Ltd.*............   3,121,925      10,989,803
    Legend Holdings Ltd. .........  12,308,000       6,274,076
    Li & Fung Ltd. ...............   1,066,000       1,196,163
    Television Broadcasts Ltd. ...   1,818,000       7,880,172
                                                --------------
                                                    26,340,214
                                                --------------
ISRAEL -- 1.4%
    Check Point Software
      Technologies Ltd.*..........     101,925       4,065,788
    Teva Pharmaceutical Industries
      Ltd. [ADR]..................      69,845       4,304,548
                                                --------------
                                                     8,370,336
                                                --------------
ITALY -- 0.3%
    Recordati SPA.................      43,380         864,417
    Saipem SPA....................     242,487       1,187,477
                                                --------------
                                                     2,051,894
                                                --------------
JAPAN -- 11.9%
    Eisai Co. Ltd. ...............      68,000       1,691,439
    Hoya Corp. ...................      63,000       3,763,849
    Japan Tobacco, Inc. ..........         994       6,257,059
    Kirin Brewery Co. Ltd. .......     723,000       5,169,015
    Nissan Motor Co. Ltd. ........   1,110,000       5,886,236
    NTT Mobile Communication
      Network, Inc. ..............       1,206      14,170,916
    Rohm Co. Ltd. ................      20,400       2,647,673
    Sony Corp. ...................     120,400       5,502,793
    Takeda Chemical Industries
      Ltd. .......................     205,000       9,275,524
    Tokio Marine & Fire Insurance
      Co. Ltd. ...................     143,000       1,045,277
    Tokyo Electron Ltd. ..........      37,000       1,815,276
    TonenGeneral Sekiyu K.K. .....     216,000       1,392,645
    Toyota Motor Corp. ...........     212,000       5,370,366
    Yamanouchi Pharmaceutical Co.
      Ltd. .......................     214,000       5,649,627
                                                --------------
                                                    69,637,695
                                                --------------
KOREA -- 0.6%
    Korea Tobacco & Ginseng Co.
      144A [GDR]..................     157,711       1,222,260
    Samsung Electronics Co.
      Ltd. .......................      11,800       2,506,433
                                                --------------
                                                     3,728,693
                                                --------------
LUXEMBOURG -- 0.7%
    Thiel Logistik AG*............     215,389       4,238,280
                                                --------------

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--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
MEXICO -- 5.9%
    America Movil Cl-L [ADR]......     333,135  $    6,489,470
    Grupo Televisa SA [ADR]*......     346,470      14,960,575
    Telefonos de Mexico SA Cl-L
      [ADR].......................     376,855      13,197,462
                                                --------------
                                                    34,647,507
                                                --------------
NETHERLANDS -- 9.1%
    Aegon NV......................     305,446       8,267,646
    AKZO Nobel NV.................      75,129       3,354,690
    ASM Lithography Holding NV*...      67,821       1,178,740
    ASM Lithography Holding NV NY
      Reg.*.......................     114,995       1,960,665
    Elsevier NV...................     122,573       1,449,328
    Euronext*.....................      51,416         972,817
    Heineken NV...................      39,842       1,510,854
    Koninklijke Ahold NV..........     394,816      11,488,163
    Philips Electronics NV........      98,472       2,926,664
    Unilever NV...................     187,855      11,014,185
    Vedior NV 144A................     317,045       3,802,440
    Wolters Kluwer NV.............     238,736       5,441,664
                                                --------------
                                                    53,367,856
                                                --------------
NORWAY -- 0.6%
    Orkla ASA Cl-A................     200,736       3,401,820
                                                --------------
SINGAPORE -- 0.3%
    Datadraft Asia Ltd. ..........     740,965       1,615,304
                                                --------------
SPAIN -- 3.1%
    Banco Bilbao Vizcaya SA.......     967,095      11,968,998
    Telefonica SA*................     479,375       6,415,170
                                                --------------
                                                    18,384,168
                                                --------------
SWEDEN -- 2.6%
    Assa Abloy AB Cl-B............     535,821       7,713,190
    Securitas AB Cl-B.............     384,525       7,294,827
                                                --------------
                                                    15,008,017
                                                --------------
SWITZERLAND -- 6.9%
    Julius Baer Holdings AG
      Cl-B........................      13,350       4,502,828
    Roche Holding AG..............      79,630       5,683,438
    Serono SA Cl-B................       6,675       5,825,533
    STMicroelectronics NV.........     283,319       9,093,997
    Swiss Reinsurance.............      58,158       5,849,813
    Syngenta AG Reg.*.............     103,345       5,353,083
    Zurich Financial Services
      AG..........................      18,948       4,445,155
                                                --------------
                                                    40,753,847
                                                --------------
UNITED KINGDOM -- 13.6%
    Amvescap PLC..................     118,048       1,702,624
    AstraZeneca Group PLC.........     167,748       7,563,540
    BBA Group PLC.................     947,641       3,903,163
    Cambridge Antibody Technology
      Group PLC*..................       9,549         267,948
    Capital Group PLC.............     770,211       5,495,582

                                      SHARES        VALUE
                                      ------        -----
    Chubb PLC.....................   2,587,451  $    6,477,195
    Diageo PLC....................     630,998       7,209,149
    GlaxoSmithKline PLC...........     157,525       3,950,219
    Pearson PLC...................  443,386...       5,104,402
    Reckitt Benckiser PLC.........     814,522      11,854,661
    Reed International PLC........     170,825       1,417,140
    Safeway PLC...................     947,576       4,413,167
    Smith and Nephew PLC..........     910,702       5,500,609
    Smith Industries..............     239,156       2,356,440
    Standard Chartered PLC........     411,096       4,906,180
    Vodafone Group PLC............   2,113,007       5,527,849
    WPP Group PLC.................     176,286       1,949,924
                                                --------------
                                                    79,599,792
                                                --------------
TOTAL FOREIGN STOCK
  (Cost $572,841,553).............                 540,851,679
                                                --------------
U.S. STOCK -- 3.7%
ENERGY SERVICES -- 0.1%
    PanCanadian Energy Corp.......      17,308         450,008
                                                --------------
INSURANCE -- 0.3%
    Willis Group Holdings Ltd*....      78,335       1,844,789
                                                --------------
OIL & GAS -- 1.7%
    Schlumberger Ltd. ............     177,570       9,757,472
                                                --------------
TELECOMMUNICATIONS -- 1.3%
    Amdocs Ltd.*..................     217,725       7,396,118
                                                --------------
TRANSPORTATION-SHIPPING -- 0.3%
    Canadian National Railway
      Co. ........................      41,740       2,015,207
                                                --------------
TOTAL U.S. STOCK
  (Cost $24,276,713)..............                  21,463,594
                                                --------------
                                       PAR
                                      (000)
                                      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.7%
    Federal Farm Credit Bank
      1.85%, 01/08/02.............     $ 5,000       4,998,201
    Federal Home Loan Mortgage
      Corp.
      1.51%, 01/02/02.............      16,700      16,699,300
                                                --------------
    (Cost $21,697,501)............                  21,697,501
                                                --------------
COMMERCIAL PAPER -- 0.2%
    Tyco Capital, Inc.
      1.78%, 01/02/02
    (Cost $999,951)...............       1,000         999,951
                                                --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $619,815,718).............                 585,012,725
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.............                   2,363,798
                                                --------------
NET ASSETS -- 100.0%..............              $  587,376,523
                                                ==============

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2001:

                                               IN                         UNREALIZED
SETTLEMENT                  CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH           TYPE       TO RECEIVE         FOR          AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------
02/02        Buy    CAD      14,500,000   $  9,299,158   $  9,098,859    $  (200,299)
04/02        Buy    CHF       5,100,000      3,060,717      3,073,030         12,313
05/02        Buy    CHF       5,150,000      3,117,147      3,103,157        (13,990)
01/02        Buy    EUR      24,000,000     21,394,306     21,343,275        (51,031)
02/02        Buy    EUR       1,000,000        881,430        888,478          7,048
04/02        Buy    EUR      16,850,000     14,930,532     14,941,917         11,385
05/02        Buy    EUR      20,150,000     17,880,007     17,868,227        (11,780)
02/02        Buy    GBP       1,400,000      2,008,182      2,031,871         23,689
05/02        Buy    GBP       1,900,000      2,663,417      2,749,240         85,823
01/02        Buy    JPY     550,000,000      4,519,275      4,203,210       (316,065)
02/02        Buy    JPY   3,000,000,000     25,366,130     22,954,500     (2,411,630)
04/02        Buy    JPY     205,000,000      1,648,305      1,572,555        (75,750)
05/02        Buy    JPY     605,000,000      5,025,420      4,640,955       (384,465)
04/02        Buy    MXP      30,000,000      3,116,946      3,223,725        106,779
                                          ------------   ------------    -----------
                                          $114,910,972   $111,692,999    $(3,217,973)
                                          ============   ============    ===========

                                               IN                         UNREALIZED
SETTLEMENT                  CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH           TYPE       TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------
02/02        Sell   CAD      15,200,000   $  9,846,885   $  9,538,114     $  308,771
06/02        Sell   CAD       4,800,000      3,015,833      3,011,330          4,503
04/02        Sell   CHF      19,000,000     11,473,142     11,448,542         24,600
05/02        Sell   CHF       9,400,000      5,766,871      5,664,015        102,856
06/02        Sell   CHF       6,800,000      4,074,296      4,097,916        (23,620)
01/02        Sell   EUR      24,000,000     20,868,000     21,343,275       (475,275)
02/02        Sell   EUR       4,700,000      4,238,343      4,175,847         62,496
04/02        Sell   EUR      32,850,000     29,211,557     29,130,088         81,469
05/02        Sell   EUR      67,350,000     60,127,310     59,723,330        403,980
06/02        Sell   EUR       9,600,000      8,419,512      8,496,327        (76,815)
02/02        Sell   GBP       1,400,000      2,019,654      2,031,871        (12,217)
04/02        Sell   GBP       4,900,000      6,922,098      7,090,146       (168,048)
05/02        Sell   GBP      24,100,000     34,673,266     34,871,943       (198,677)
02/02        Sell   HKD     176,200,000     22,590,707     22,592,223         (1,516)
01/02        Sell   JPY   1,100,000,000      8,999,710      8,406,420        593,290
02/02        Sell   JPY   3,000,000,000     25,143,127     22,954,500      2,188,627
04/02        Sell   JPY   3,260,000,000     26,834,654     25,007,460      1,827,194
05/02        Sell   JPY   2,235,000,000     18,400,136     17,144,685      1,255,451
06/02        Sell   JPY   1,070,000,000      8,860,133      8,238,572        621,561
01/02        Sell   KOR   2,120,000,000      1,624,563      1,603,356         21,207
04/02        Sell   MXP      81,800,000      8,481,865      8,790,024       (308,159)
                                          ------------   ------------     ----------
                                          $321,591,662   $315,359,984     $6,231,678
                                          ============   ============     ==========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2001. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   0.3%
Aerospace.............................................   1.1%
Automobile Manufacturers..............................   4.3%
Beverages.............................................   3.9%
Broadcasting..........................................   5.9%
Business Services.....................................   2.8%
Chemicals.............................................   1.5%
Computer Hardware.....................................   2.1%
Computer Services & Software..........................   0.7%
Construction..........................................   1.0%
Consumer Products & Services..........................   2.0%
Electronic Components & Equipment.....................   6.7%
Farming & Agriculture.................................   1.3%
Financial-Bank & Trust................................   3.6%
Financial Services....................................   2.5%
Food..................................................   5.2%
Furniture.............................................   0.9%
Hotels & Motels.......................................   1.0%
Insurance.............................................   4.4%
Internet Services.....................................   0.7%
Machinery & Equipment.................................   2.4%
Medical Supplies & Equipment..........................   1.6%
Metals & Mining.......................................   1.3%
Oil & Gas.............................................   8.5%
Pharmaceuticals.......................................   8.6%
Printing & Publishing.................................   2.2%
Retail & Merchandising................................   0.2%
Semiconductors........................................   2.8%
Telecommunications....................................  12.2%
Transportation........................................   0.3%
                                                        ----
Total.................................................  92.0%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 98.5%
ADVERTISING -- 0.3%
    Omnicom Group, Inc.sec..........       9,300   $    830,955
    TMP Worldwide, Inc.*............       6,300        270,270
                                                   ------------
                                                      1,101,225
                                                   ------------
AEROSPACE -- 1.2%
    Boeing Co. .....................      47,600      1,845,928
    Honeywell International,
      Inc. .........................       7,000        236,740
    Lockheed Martin Corp. ..........      52,000      2,426,840
                                                   ------------
                                                      4,509,508
                                                   ------------
AIRLINES -- 0.1%
    Southwest Airlines Co.sec.......      13,200        243,936
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. .................      65,503      1,029,707
                                                   ------------
AUTOMOTIVE PARTS -- 0.9%
    AutoNation, Inc.*...............      24,800        305,784
    Cooper Tire & Rubber Co. .......       5,900         94,164
    Eaton Corp. ....................       3,000        223,230
    Lear Corp.*.....................      10,800        411,912
    Magna International, Inc.
      Cl-A..........................      38,412      2,438,010
                                                   ------------
                                                      3,473,100
                                                   ------------
BEVERAGES -- 0.9%
    Coca-Cola Co. ..................      22,500      1,060,875
    Coors, (Adolph) Co. Cl-Bsec.....       3,400        181,560
    PepsiCo, Inc. ..................      46,100      2,244,609
                                                   ------------
                                                      3,487,044
                                                   ------------
BROADCASTING -- 0.3%
    USA Networks, Inc.*.............      46,200      1,261,722
                                                   ------------
BUILDING MATERIALS -- 0.4%
    York International Corp. .......      39,100      1,490,883
                                                   ------------
BUSINESS SERVICES -- 1.2%
    First Data Corp. ...............      24,400      1,914,180
    Paychex, Inc.sec................      18,200        637,728
    Viad Corp. .....................      78,400      1,856,512
                                                   ------------
                                                      4,408,420
                                                   ------------
CABLE TELEVISION -- 0.2%
    Comcast Corp. Cl-A*sec..........      23,200        835,200
                                                   ------------
CHEMICALS -- 0.9%
    Eastman Chemical Co. ...........      10,700        417,514
    Engelhard Corp. ................      43,300      1,198,544
    The Lubrizol Corp. .............      48,600      1,705,374
                                                   ------------
                                                      3,321,432
                                                   ------------
CLOTHING & APPAREL -- 0.1%
    Talbots, Inc.sec................      10,600        384,250
                                                   ------------
COMPUTER HARDWARE -- 3.1%
    Dell Computer Corp.*sec.........      66,000      1,793,880
    Hewlett-Packard Co.sec..........      48,100        987,974
    International Business Machines
      Corp. ........................      66,400      8,031,744

                                        SHARES        VALUE
                                        ------        -----
    Mercury Computer Systems,
      Inc.*.........................       2,800   $    109,508
    Storage Technology Corp.*.......      27,900        576,693
                                                   ------------
                                                     11,499,799
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.4%
    Automatic Data Processing,
      Inc. .........................      12,600        742,140
    Cerner Corp.*...................      12,100        604,153
    Cisco Systems, Inc.*............     184,200      3,335,862
    Computer Associates
      International, Inc. ..........      44,500      1,534,805
    Electronic Data Systems
      Corp.sec......................      51,500      3,530,325
    Microsoft Corp.*................     163,800     10,851,750
    Oracle Corp.*...................     123,800      1,709,678
    Sun Microsystems, Inc.*sec......      19,800        244,332
    Tech Data Corp.*................      32,300      1,397,944
                                                   ------------
                                                     23,950,989
                                                   ------------
CONGLOMERATES -- 2.9%
    Corning, Inc.sec................      74,100        660,972
    Johnson Controls, Inc. .........       9,200        742,900
    Philip Morris Co., Inc. ........      25,700      1,178,345
    Tyco International Ltd.sec......     103,209      6,079,010
    United Technologies Corp. ......      31,600      2,042,308
                                                   ------------
                                                     10,703,535
                                                   ------------
CONSTRUCTION -- 0.8%
    Centex Corp.sec. ...............       9,900        565,191
    KB Home Co. ....................      16,700        669,670
    Lennar Corp. ...................      39,500      1,849,390
                                                   ------------
                                                      3,084,251
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 4.7%
    American Greetings Corp.
      Cl-Asec.......................      39,606        545,771
    Church and Dwight Co., Inc. ....       9,100        242,333
    Clorox Co. .....................      21,100        834,505
    Eastman Kodak Co.sec............      56,500      1,662,795
    Fortune Brands, Inc. ...........      11,700        463,203
    Johnson & Johnson Co. ..........     100,000      5,910,000
    Procter & Gamble Co. ...........      66,300      5,246,319
    Tupperware Corp. ...............      46,500        895,125
    Whirlpool Corp. ................      23,300      1,708,589
                                                   ------------
                                                     17,508,640
                                                   ------------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ................       3,100        152,458
    Owens-Illinois, Inc.*...........       8,500         84,915
    Pactiv Corp.*...................      21,600        383,400
                                                   ------------
                                                        620,773
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.2%
    Aether Systems, Inc.*...........      23,999        220,791
    Agilent Technologies,
      Inc.*sec......................      30,400        866,704
    Analog Devices, Inc.*sec........      15,800        701,362
    Arrow Electronics, Inc.*sec.....      10,000        299,000
    Broadcom Corp. Cl-A*sec.........      13,200        540,936
    Celestica, Inc.*sec.............         800         32,312
    Flextronics International
      Ltd.*sec......................      26,000        623,740
    General Electric Co. ...........     293,200     11,751,456
    KLA-Tencor Corp.*...............      29,900      1,481,844
    Linear Technology Corp. ........      30,100      1,175,104

                                       116
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Mentor Graphics Corp.*..........      54,400   $  1,282,208
    PerkinElmer, Inc. ..............      51,100      1,789,522
    Rockwell International Corp. ...     110,502      1,973,566
    Tektronix, Inc. ................      22,500        580,050
                                                   ------------
                                                     23,318,595
                                                   ------------
ENERGY SERVICES -- 0.0%
    C & D Technologies, Inc. .......       5,360        122,476
    McDermott International,
      Inc.*.........................       3,400         41,718
                                                   ------------
                                                        164,194
                                                   ------------
ENTERTAINMENT & LEISURE -- 3.3%
    AOL Time Warner, Inc.*..........     189,150      6,071,715
    Callaway Golf Co. ..............       9,700        185,755
    Carnival Corp.sec...............     113,600      3,189,888
    International Game Technology,
      Inc.*sec......................       2,000        136,600
    The Walt Disney Co. ............     131,500      2,724,680
                                                   ------------
                                                     12,308,638
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.4%
    AmSouth Bancorp.................      78,100      1,476,090
    Bank of America Corp. ..........     152,000      9,568,400
    Bank One Corp.sec...............       3,800        148,390
    Comerica, Inc.sec...............      22,000      1,260,600
    Cullen/Frost Bankers, Inc. .....       1,600         49,408
    First Tennessee National
      Corp.sec......................      62,200      2,255,372
    GreenPoint Financial Corp. .....      23,000        822,250
    Hibernia Corp. Cl-A.............      11,400        202,806
    MBNA Corp. .....................       4,900        172,480
    SunTrust Banks, Inc. ...........      15,500        971,850
    U.S. Bancorp....................      46,800        979,524
    Union BanCal Corp. .............      39,100      1,485,800
    Union Planters Corp. ...........       1,100         49,643
    Wachovia Corp.sec...............      10,100        316,736
    Zions Bancorp...................      12,600        662,508
                                                   ------------
                                                     20,421,857
                                                   ------------
FINANCIAL SERVICES -- 11.2%
    Americredit Corp.*sec...........      15,400        485,870
    Bear Stearns Co., Inc. .........      11,700        686,088
    Citigroup, Inc. ................     266,000     13,427,679
    Countrywide Credit Industries,
      Inc.sec.......................      55,700      2,282,029
    Deluxe Corp. ...................      73,300      3,047,814
    Fannie Mae......................      63,000      5,008,499
    Fidelity National Financial,
      Inc. .........................      78,930      1,957,464
    Freddie Mac.....................      39,700      2,596,380
    Lehman Brothers Holdings,
      Inc. .........................      35,400      2,364,720
    MBIA, Inc. .....................       4,700        252,061
    Metris Companies, Inc.sec.......      75,950      1,952,675
    Morgan Stanley
      Dean Witter & Co. ............      80,800      4,519,952
    Providian Financial Corp. ......     108,500        385,175
    Prudential Financial,
      Inc.*sec......................      12,584        417,663
    Raymond James Financial,
      Inc. .........................      15,400        547,008
    Washington Mutual, Inc.sec......      54,400      1,778,880
                                                   ------------
                                                     41,709,957
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
FOOD -- 2.1%
    Archer Daniels Midland Co. .....      77,747   $  1,115,669
    ConAgra, Inc.sec................      38,800        922,276
    Dole Food Co. ..................      10,800        289,764
    Fleming Companies, Inc.sec......      32,700        604,950
    Kellogg Co.sec..................      13,900        418,390
    Kraft Foods, Inc. Cl-A..........       7,100        241,613
    Sara Lee Corp. .................      74,000      1,645,021
    SUPERVALU, Inc.sec..............      32,900        727,748
    Sysco Corp. ....................       8,600        225,492
    Unilever NV NY Reg. ............      22,100      1,273,181
    Winn-Dixie Stores, Inc. ........      34,041        485,084
                                                   ------------
                                                      7,949,188
                                                   ------------
HEALTHCARE SERVICES -- 1.4%
    Cardinal Health, Inc. ..........       5,400        349,164
    Health Net, Inc.*...............       7,100        154,638
    Oxford Health Plans,
      Inc.*sec......................     101,043      3,045,436
    Wellpoint Health Networks,
      Inc.*.........................      15,300      1,787,805
                                                   ------------
                                                      5,337,043
                                                   ------------
HOTELS & MOTELS -- 0.0%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]sec.....       5,400        161,190
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    RPM, Inc. ......................      11,800        170,628
                                                   ------------
INSURANCE -- 4.1%
    American International Group,
      Inc. .........................      58,787      4,667,688
    CIGNA Corp. ....................      26,800      2,483,020
    Conseco, Inc.*sec...............      16,300         72,698
    First American Corp.sec.........      31,200        584,688
    Lincoln National Corp. .........      58,500      2,841,345
    MetLife, Inc.sec................      46,200      1,463,616
    Old Republic International
      Corp. ........................      60,400      1,691,804
    PMI Group, Inc.sec..............       8,900        596,389
    Progressive Corp.sec............       1,300        194,090
    Radian Group, Inc. .............      17,400        747,330
                                                   ------------
                                                     15,342,668
                                                   ------------
INTERNET SERVICES -- 0.1%
    VeriSign, Inc.*sec..............      10,200        388,008
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.2%
    Rayonier, Inc. .................      14,600        736,862
                                                   ------------
MACHINERY & EQUIPMENT -- 0.8%
    AGCO Corp. .....................      17,200        271,416
    Caterpillar, Inc.sec............      32,500      1,698,125
    Ingersoll-Rand Co. .............       1,000         41,810
    Stanley Works Co. ..............      20,900        973,313
                                                   ------------
                                                      2,984,664
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Amgen, Inc.*sec.................       1,800        101,592
    Fisher Scientific International,
      Inc.*.........................      16,600        484,720
    Medtronic, Inc.sec..............       1,700         87,057
                                                   ------------
                                                        673,369
                                                   ------------

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
METALS & MINING -- 0.7%
    Alcoa, Inc. ....................       7,700   $    273,735
    Energy, Inc. ...................      45,800      1,137,672
    Placer Dome, Inc. ..............      20,700        225,837
    Shaw Group, Inc.*sec............      39,800        935,300
                                                   ------------
                                                      2,572,544
                                                   ------------
OFFICE EQUIPMENT -- 0.9%
    Office Depot, Inc.*.............       3,100         57,474
    Pitney Bowes, Inc. .............      65,700      2,470,977
    Xerox Corp. ....................      69,200        721,064
                                                   ------------
                                                      3,249,515
                                                   ------------
OIL & GAS -- 8.9%
    Ashland, Inc. ..................      48,700      2,244,096
    BJ Services Co.*................       6,800        220,660
    ChevronTexaco Corp.sec..........      60,200      5,394,522
    Conoco, Inc. ...................      35,200        996,160
    Exxon Mobil Corp. ..............     194,400      7,639,920
    GlobalSantaFe Corp.sec..........      31,388        895,186
    Halliburton Co. ................      11,300        148,030
    KeySpan Corp. ..................      33,200      1,150,380
    Nicor, Inc. ....................       9,700        403,908
    Noble Drilling Corp.*...........       9,200        313,168
    Occidental Petroleum Corp. .....     243,300      6,454,749
    Royal Dutch Petroleum Co. ......      87,364      4,282,583
    Smith International,
      Inc.*sec......................      12,800        686,336
    Unocal Corp. ...................       4,700        169,529
    USX-Marathon Group, Inc. .......      81,800      2,454,000
                                                   ------------
                                                     33,453,227
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.9%
    International Paper Co.sec......      36,268      1,463,414
    Plum Creek Timber Co., Inc. ....      66,000      1,871,100
                                                   ------------
                                                      3,334,514
                                                   ------------
PHARMACEUTICALS -- 7.4%
    American Home Products Corp. ...      21,200      1,300,832
    Barr Laboratories, Inc.*sec.....       7,000        555,520
    Bristol-Meyers Squibb Co. ......      70,000      3,570,000
    Elan Corp. PLC [ADR]*sec........       9,700        437,082
    IVAX Corp.*sec..................       9,100        183,274
    Lilly, (Eli) & Co. .............      15,000      1,178,100
    Merck & Co., Inc. ..............      95,200      5,597,760
    Mylan Laboratories, Inc. .......       8,300        311,250
    Pfizer, Inc. ...................     262,200     10,448,670
    Pharmacia Corp.sec..............      41,000      1,748,650
    Schering-Plough Corp. ..........      62,100      2,223,801
    Sicor, Inc.*....................       2,200         34,496
                                                   ------------
                                                     27,589,435
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Donnelley, (R.R.) & Sons Co. ...       2,200         65,318
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. ........................      14,100        402,273
    Union Pacific Corp.sec..........       8,300        473,100
                                                   ------------
                                                        875,373
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
REAL ESTATE -- 0.3%
    CarrAmerica Realty Corp.
      [REIT]........................      19,200   $    577,920
    Liberty Property Trust [REIT]...      17,000        507,450
                                                   ------------
                                                      1,085,370
                                                   ------------
RETAIL & MERCHANDISING -- 3.9%
    Circuit City Stores, Inc. ......       3,300         85,635
    Federated Department Stores,
      Inc.*sec......................      50,800      2,077,720
    Foot Locker, Inc.*..............      42,700        668,255
    Home Depot, Inc. ...............       1,950         99,470
    Long's Drug Stores Corp. .......      10,300        240,814
    May Department Stores Co. ......      15,200        562,096
    Pier 1 Imports, Inc. ...........      32,000        554,880
    Sears, Roebuck & Co.sec.........     120,300      5,731,092
    Wal-Mart Stores, Inc. ..........      76,300      4,391,065
    Zale Corp.*.....................       2,100         87,948
                                                   ------------
                                                     14,498,975
                                                   ------------
SEMICONDUCTORS -- 2.4%
    Intel Corp. ....................     119,600      3,761,420
    Lam Research Corp.*sec..........      72,800      1,690,416
    Maxim Integrated Products,
      Inc.*.........................       9,800        514,598
    Novellus Systems, Inc.*sec......       5,500        216,975
    NVIDIA Corp.*sec................      26,400      1,766,160
    PMC-Sierra, Inc.*sec............      16,400        348,664
    Texas Instruments, Inc. ........      22,600        632,800
                                                   ------------
                                                      8,931,033
                                                   ------------
TELECOMMUNICATIONS -- 9.0%
    AT&T Corp. .....................      54,949        996,775
    AT&T Wireless Services,
      Inc.*sec......................     296,596      4,262,085
    BellSouth Corp. ................     117,700      4,490,255
    EchoStar Communications Corp.
      Cl-A*sec......................      31,600        868,052
    L-3 Communications Holdings,
      Inc.*sec......................      20,800      1,872,000
    MCI Group.......................      34,100        433,070
    Nortel Networks Corp. ..........      74,600        559,500
    PanAmSat Corp.*.................      21,700        474,796
    QUALCOMM, Inc.*sec..............      17,600        888,800
    SBC Communications, Inc. .......     139,000      5,444,629
    Scientific-Atlanta, Inc. .......      81,700      1,955,898
    Sprint Corp. (FON Group)........      73,100      1,467,848
    Telecorp PCS, Inc.*.............       6,500         81,055
    Telephone & Data Systems,
      Inc. .........................         300         26,925
    UTStarcom, Inc.*................       4,200        119,700
    Verizon Communications, Inc. ...     172,224      8,173,750
    WorldCom, Inc.*sec..............     119,800      1,686,784
                                                   ------------
                                                     33,801,922
                                                   ------------
TRANSPORTATION -- 0.0%
    Ryder Systems, Inc. ............       8,300        183,845
                                                   ------------
UTILITIES -- 4.0%
    Allete Corp.sec.................      19,400        488,880
    Alliant Energy Corp. ...........      14,400        437,184
    American Electric Power Co.,
      Inc.sec.......................       4,600        200,238
    Calpine Corp.*sec...............      10,500        176,295
    Dominion Resources, Inc.sec.....      24,900      1,496,490

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    DTE Energy Co. .................       2,600   $    109,044
    Entergy Corp....................      29,900      1,169,389
    Exelon Corp.sec.................      11,412        546,407
    FirstEnergy Corp. ..............       2,388         83,525
    Mirant Corp.*...................      13,900        222,678
    Peoples Energy Corp. ...........       3,800        144,134
    PG&E Corp. .....................      30,000        577,200
    PNM Resources, Inc. ............       7,200        201,240
    Potomac Electric Power Co. .....       4,100         92,537
    PPL Corp. ......................       5,900        205,615
    Reliant Energy, Inc.sec.........      58,100      1,540,812
    Reliant Resources, Inc.*........       8,800        145,288
    Sempra Energy Co................     129,500      3,179,225
    TXU Corp.sec....................      29,500      1,390,925
    UtiliCorp United, Inc.sec.......     107,447      2,704,441
                                                   ------------
                                                     15,111,547
                                                   ------------
TOTAL COMMON STOCK
  (Cost $378,644,410)...............                369,333,893
                                                   ------------
PREFERRED STOCK -- 0.1%
FINANCIAL-BANK & TRUST
    Morgan Stanley (Home Depot
      Perqs) 6.00% [CVT]............      24,537        315,300
    Morgan Stanley
      Dean Witter & Co. 8.00%
      [CVT].........................       5,272         33,214
                                                   ------------
    (Cost $461,380).................                    348,514
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
    Federal National Mortgage Assoc.
      1.50%, 01/02/02
    (Cost $5,099,788)................  $   5,100   $  5,099,788
                                                   ------------

                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...     18,396         18,396
    Temporary Investment Fund........     18,395         18,395
                                                   ------------
    (Cost $36,791)...................                    36,791
                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $384,242,369)................               374,818,986
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%...............                   (79,886)
                                                   ------------
NET ASSETS -- 100.0%.................              $374,739,100
                                                   ============

$157,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                         EXPIRATION   NUMBER OF     UNREALIZED
DESCRIPTION                MONTH      CONTRACTS    DEPRECIATION
----------------------------------------------------------------
S&P 500................    03/02         17         $  65,550
                                                    =========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 57.5%
ADVERTISING -- 0.2%
    Omnicom Group, Inc.sec. .........     4,700   $    419,945
                                                  ------------
AEROSPACE -- 0.7%
    Boeing Co. ......................    28,800      1,116,864
    Honeywell International, Inc. ...    10,800        365,256
                                                  ------------
                                                     1,482,120
                                                  ------------
AIRLINES -- 0.1%
    Southwest Airlines Co.sec. ......    10,000        184,800
                                                  ------------
AUTOMOTIVE PARTS -- 0.7%
    AutoNation, Inc.*................    27,500        339,075
    AutoZone, Inc.*sec. .............     1,600        114,880
    Magna International, Inc. Cl-A...    15,300        971,091
                                                  ------------
                                                     1,425,046
                                                  ------------
BEVERAGES -- 1.2%
    Anheuser-Busch Companies,
      Inc. ..........................    13,500        610,335
    Coca-Cola Co.sec. ...............    15,500        730,825
    PepsiCo, Inc.sec. ...............    25,100      1,222,119
                                                  ------------
                                                     2,563,279
                                                  ------------
BROADCASTING -- 0.2%
    USA Networks, Inc.*..............    14,537        397,005
                                                  ------------
BUSINESS SERVICES -- 0.8%
    First Data Corp.sec. ............    17,700      1,388,565
    Viad Corp. ......................    16,300        385,984
                                                  ------------
                                                     1,774,549
                                                  ------------
CABLE TELEVISION -- 0.2%
    Comcast Corp. Cl-A*sec. .........    11,800        424,800
                                                  ------------
CHEMICALS -- 0.4%
    Cabot Corp. .....................     7,400        264,180
    Engelhard Corp. .................     8,100        224,208
    The Lubrizol Corp. ..............    10,000        350,900
                                                  ------------
                                                       839,288
                                                  ------------
CLOTHING & APPAREL -- 0.1%
    Talbots, Inc.sec. ...............     5,200        188,500
                                                  ------------
COMPUTER HARDWARE -- 1.7%
    Dell Computer Corp.*sec. ........    28,600        777,348
    EMC Corp.*.......................    23,900        321,216
    Hewlett-Packard Co.sec...........     9,500        195,130
    International Business Machines
      Corp. .........................    18,600      2,249,856
                                                  ------------
                                                     3,543,550
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 4.6%
    Cabletron Systems, Inc.*.........    14,200        125,670
    Cerner Corp.*....................     4,700        234,671
    Cisco Systems, Inc.*.............    67,500      1,222,425
    Computer Associates
      International, Inc. ...........    11,500        396,635
    Electronic Data Systems
      Corp.sec. .....................    13,000        891,150
    Microsoft Corp.*.................    63,500      4,206,875
    Oracle Corp.*sec.................    67,600        933,556
    Siebel Systems, Inc.*sec.........     5,000        139,900
    Sun Microsystems, Inc.*sec.......    26,000        320,840

                                        SHARES       VALUE
                                        ------       -----
    Sybase, Inc.*....................    10,900   $    171,784
    Tech Data Corp.*.................    17,300        748,744
    Veritas Software Corp.*sec.......     5,600        250,992
                                                  ------------
                                                     9,643,242
                                                  ------------
CONGLOMERATES -- 2.6%
    Corning, Inc.sec.................    17,800        158,776
    ITT Industries, Inc. ............     4,900        247,450
    Johnson Controls, Inc. ..........     6,900        557,175
    Philip Morris Co., Inc.sec.......    21,000        962,850
    Tyco International Ltd.sec.......    59,411      3,499,308
                                                  ------------
                                                     5,425,559
                                                  ------------
CONSTRUCTION -- 0.4%
    Lennar Corp.sec..................    19,200        898,944
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 3.1%
    American Greetings Corp.
      Cl-Asec........................    16,300        224,614
    Colgate-Palmolive Co.sec.........     9,800        565,950
    Johnson & Johnson Co.sec.........    52,100      3,079,110
    Procter & Gamble Co. ............    25,200      1,994,076
    Tupperware Corp. ................    11,900        229,075
    Whirlpool Corp. .................     5,900        432,647
                                                  ------------
                                                     6,525,472
                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
    Pactiv Corp.*....................    27,600        489,900
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Analog Devices, Inc.*sec.........    17,700        785,703
    Broadcom Corp. Cl-A*sec..........     4,700        192,606
    Celestica, Inc.*sec..............     8,900        359,471
    Comverse Technology, Inc.*sec....     8,323        186,186
    Flextronics International
      Ltd.*sec.......................    12,000        287,880
    General Electric Co. ............   115,400      4,625,232
    KLA-Tencor Corp.*sec.............     4,900        242,844
    Linear Technology Corp. .........    10,000        390,400
    Mentor Graphics Corp.*...........    22,600        532,682
    PerkinElmer, Inc. ...............     3,100        108,562
    Rockwell International Corp. ....    15,100        269,686
    Tektronix, Inc. .................    18,000        464,040
                                                  ------------
                                                     8,445,292
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.6%
    AOL Time Warner, Inc.*...........    67,250      2,158,725
    Carnival Corp.sec................    10,300        289,224
    International Game Technology,
      Inc.*sec.......................     6,800        464,440
    Mattel, Inc. ....................    13,000        223,600
    The Walt Disney Co. .............    12,517        259,352
                                                  ------------
                                                     3,395,341
                                                  ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Astoria Financial Corp. .........     8,700        230,202
    Bank of America Corp. ...........    51,100      3,216,745
    Comerica, Inc.sec................    11,500        658,950
    First Tennessee National
      Corp.sec.......................    38,000      1,377,880
    MBNA Corp.sec....................     9,500        334,400
    SunTrust Banks, Inc. ............     7,400        463,980

                                       120
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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Union BanCal Corp. ..............    18,800   $    714,400
    Zions Bancorp....................     5,800        304,964
                                                  ------------
                                                     7,301,521
                                                  ------------
FINANCIAL SERVICES -- 5.8%
    Block, (H&R), Inc. ..............     9,100        406,770
    Citigroup, Inc. .................    83,788      4,229,619
    Countrywide Credit Industries,
      Inc. ..........................    13,100        536,707
    Deluxe Corp. ....................     9,800        407,484
    Fannie Maesec....................    19,900      1,582,050
    Fidelity National Financial,
      Inc. ..........................    25,920        642,816
    Freddie Mac......................    17,800      1,164,120
    Household International,
      Inc.sec........................     4,200        243,348
    Lehman Brothers Holdings,
      Inc. ..........................     8,900        594,520
    Metris Companies, Inc.sec........    13,100        336,801
    Morgan Stanley Dean Witter &
      Co. ...........................    17,500        978,950
    PNC Financial Services Group,
      Inc. ..........................     6,300        354,060
    Prudential Financial,
      Inc.*sec.......................     4,426        146,899
    Washington Mutual, Inc.sec.......    13,650        446,355
                                                  ------------
                                                    12,070,499
                                                  ------------
FOOD -- 1.5%
    Archer Daniels Midland Co. ......    22,270        319,575
    Dole Food Co. ...................     9,784        262,505
    Fleming Companies, Inc.sec.......    31,900        590,150
    Safeway, Inc.*sec................     6,000        250,500
    Sara Lee Corp. ..................    14,700        326,781
    Smithfield Foods, Inc.*..........    33,200        731,727
    Sysco Corp. .....................     9,100        238,602
    Unilever NV NY Reg. .............     6,300        362,943
                                                  ------------
                                                     3,082,783
                                                  ------------
FURNITURE -- 0.1%
    Mohawk Industries, Inc.*.........     2,500        137,200
                                                  ------------
HEALTHCARE SERVICES -- 1.0%
    Cardinal Health, Inc.sec.........     5,400        349,164
    IMS Health, Inc.sec..............    12,000        234,120
    Oxford Health Plans, Inc.*sec....    21,605        651,175
    Wellpoint Health Networks,
      Inc.*..........................     8,300        969,855
                                                  ------------
                                                     2,204,314
                                                  ------------
INSURANCE -- 1.6%
    Allstate Corp. ..................     1,700         57,290
    American International Group,
      Inc. ..........................    17,200      1,365,680
    CIGNA Corp. .....................     8,200        759,730
    Lincoln National Corp. ..........     4,500        218,565
    MetLife, Inc.sec.................    16,500        522,720
    Progressive Corp.sec.............       900        134,370
    Radian Group, Inc. ..............     7,300        313,535
                                                  ------------
                                                     3,371,890
                                                  ------------
INTERNET SERVICES -- 0.1%
    VeriSign, Inc.*..................     5,100        194,004
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Amgen, Inc.*sec..................     7,300        412,012
    Baxter International, Inc. ......     6,400        343,232
    Fisher Scientific International,
      Inc.*..........................     3,500        102,200

                                        SHARES       VALUE
                                        ------       -----
    Medtronic, Inc.sec...............    14,000   $    716,940
    Varian Medical Systems, Inc.*....     5,600        399,056
                                                  ------------
                                                     1,973,440
                                                  ------------
METALS & MINING -- 0.5%
    Alcoa, Inc. .....................    13,800        490,590
    Freeport-McMoRan Copper & Gold,
      Inc. Cl-B*.....................    10,400        139,256
    Shaw Group, Inc.*sec.............    20,300        477,050
                                                  ------------
                                                     1,106,896
                                                  ------------
OFFICE EQUIPMENT -- 0.4%
    Office Depot, Inc.*..............    35,200        652,608
    Pitney Bowes, Inc. ..............     7,800        293,358
                                                  ------------
                                                       945,966
                                                  ------------
OIL & GAS -- 4.4%
    Ashland, Inc. ...................    15,300        705,024
    ChevronTexaco Corp.sec...........    17,800      1,595,058
    ENSCO International, Inc. .......    16,300        405,055
    Exxon Mobil Corp. ...............    57,102      2,244,108
    Occidental Petroleum Corp.sec....    59,600      1,581,188
    Royal Dutch Petroleum Co. .......    26,883      1,317,805
    Smith International, Inc.*.......     6,500        348,530
    USX-Marathon Group, Inc. ........    38,700      1,161,000
                                                  ------------
                                                     9,357,768
                                                  ------------
PHARMACEUTICALS -- 5.2%
    Allergan, Inc. ..................     5,700        427,785
    Barr Laboratories, Inc.*sec......     3,800        301,568
    Bristol-Meyers Squibb Co. .......    29,800      1,519,800
    Elan Corp. PLC [ADR]*sec.........     6,150        277,119
    Forest Laboratories, Inc.*sec....     2,100        172,095
    Immunex Corp.*...................     4,500        124,695
    IVAX Corp.*sec...................    15,825        318,716
    Lilly, (Eli) & Co. ..............     2,754        216,299
    Merck & Co., Inc. ...............    28,900      1,699,320
    Mylan Laboratories, Inc.sec......    18,700        701,250
    Pfizer, Inc. ....................    94,700      3,773,795
    Pharmacia Corp. .................    20,800        887,120
    Sicor, Inc.*sec..................    18,100        283,808
                                                  ------------
                                                    10,703,370
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp.sec...........     2,500        142,500
                                                  ------------
RESTAURANTS -- 0.2%
    Applebee's International,
      Inc.*..........................     4,800        164,160
    Brinker International, Inc.*.....     8,800        261,888
    Ruby Tuesday, Inc. ..............     4,400         90,772
                                                  ------------
                                                       516,820
                                                  ------------
RETAIL & MERCHANDISING -- 2.9%
    Circuit City Stores, Inc. .......     8,800        228,360
    Federated Department Stores,
      Inc.*sec.......................    10,200        417,180
    Foot Locker, Inc.*sec............    37,000        579,050
    Home Depot, Inc. ................    13,700        698,837
    Kohl's Corp.*....................     6,600        464,904
    Michaels Stores, Inc.*...........     2,100         69,195

                                       121
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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Penney, (J.C.) Co., Inc.sec......    10,200   $    274,380
    Pier 1 Imports, Inc. ............    15,400        267,036
    RadioShack Corp. ................     3,100         93,310
    Sears, Roebuck & Co.sec..........    20,200        962,328
    Wal-Mart Stores, Inc. ...........    30,200      1,738,010
    Zale Corp.*......................     8,300        347,604
                                                  ------------
                                                     6,140,194
                                                  ------------
SEMICONDUCTORS -- 1.4%
    Applied Materials, Inc.*sec......     9,900        396,990
    Applied Micro Circuits
      Corp.*sec......................     7,800         88,296
    Intel Corp.sec...................    31,100        978,095
    Intersil Corp. Cl-A*.............       600         19,350
    Lam Research Corp.*sec...........    16,100        373,842
    Maxim Integrated Products,
      Inc.*..........................     7,196        377,862
    Microsemi Corp.*sec..............     7,200        213,840
    Texas Instruments, Inc. .........    20,100        562,800
                                                  ------------
                                                     3,011,075
                                                  ------------
TELECOMMUNICATIONS -- 3.6%
    AT&T Wireless Services, Inc.*....    53,100        763,047
    BellSouth Corp. .................    37,800      1,442,070
    Ciena Corp.*.....................     7,100        101,601
    Digital Lightwave, Inc.*.........    12,200        114,436
    QUALCOMM, Inc.*sec...............    10,700        540,350
    SBC Communications, Inc. ........    44,500      1,743,065
    Scientific-Atlanta, Inc. ........     8,000        191,520
    UTStarcom, Inc.*sec..............    16,900        481,650
    Verizon Communications, Inc. ....    37,998      1,803,385
    WorldCom, Inc.*sec...............    33,500        471,680
                                                  ------------
                                                     7,652,804
                                                  ------------
TRANSPORTATION -- 0.1%
    FedEx Corp.*sec..................     3,100        160,828
                                                  ------------
UTILITIES -- 1.4%
    Allegheny Energy, Inc. ..........     4,500        162,990
    Mirant Corp.*....................    18,000        288,360
    PPL Corp. .......................    27,900        972,315
    Reliant Energy, Inc. ............     5,900        156,468
    Sempra Energy Co. ...............    28,598        702,081
    UtiliCorp United, Inc.sec........    23,600        594,012
                                                  ------------
                                                     2,876,226
                                                  ------------
TOTAL COMMON STOCK
  (Cost $125,194,322)................              121,016,730
                                                  ------------

                                         PAR
                                        (000)
                                        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.8%
    Federal Home Loan Mortgage Corp.
      5.25%, 02/15/04................  $  3,500     3,630,270
      5.50%, 07/15/06................       850       874,414
      6.50%, 06/01/16-06/01/29.......     5,089     5,146,578
      7.00%, 06/01/14-08/01/29.......     2,021     2,083,615
                                                 ------------
                                                   11,734,877
                                                 ------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
    Federal National Mortgage Assoc.
      1.50%, 01/02/02................  $ 14,200  $ 14,199,408
      5.50%, 12/01/16................     2,000     1,968,946
      6.00%, 08/08/07-08/01/31
        [TBA]........................     7,348     7,228,191
      6.50%, 02/16/06-01/01/28
        [TBA]........................     3,475     3,501,698
      7.00%, 05/01/11-05/01/30.......     5,333     5,450,240
      7.50%, 03/01/27-09/01/30.......     1,632     1,688,480
                                                 ------------
                                                   34,036,963
                                                 ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28.......       446       439,596
      6.50%, 03/15/28-04/15/28.......       687       691,448
      7.00%, 12/15/27-05/15/31.......     2,394     2,450,245
      7.50%, 05/15/30................       669       692,963
      8.00%, 03/15/27................        29        30,274
      8.75%, 01/15/27-04/15/27.......        86        92,496
                                                 ------------
                                                    4,397,022
                                                 ------------
    (Cost $49,471,523)...............              50,168,862
                                                 ------------
CORPORATE OBLIGATIONS -- 10.4%
AIRLINES -- 0.2%
    Delta Air Lines Cl-A1
      7.379%, 05/18/10...............       451       455,202
                                                 ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co.
      7.45%, 07/16/31................       400       367,505
                                                 ------------
CABLE TELEVISION -- 0.5%
    Comcast Cable Communications
      Corp.
      8.375%, 05/01/07...............       900       993,411
                                                 ------------
CONGLOMERATES -- 0.2%
    Tyco International Group SA
      6.125%, 01/15/09...............       400       393,114
                                                 ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Dominion Resources, Inc.
      6.00%, 01/31/03................     1,000     1,024,575
                                                 ------------
ENTERTAINMENT & LEISURE -- 0.2%
    AOL Time Warner, Inc.
      7.625%, 04/15/31...............       400       424,389
                                                 ------------
FINANCIAL-BANK & TRUST -- 0.4%
    Bank of America Corp.
      6.625%, 06/15/04...............       800       848,633
                                                 ------------
FINANCIAL SERVICES -- 2.3%
    CIT Group, Inc.
      5.625%, 05/17/04...............       800       824,713
    Ford Motor Credit Co.
      7.50%, 03/15/05................     1,000     1,035,874
      6.875%, 02/01/06...............     1,100     1,102,551
    General Motors Acceptance Corp.
      7.125%, 05/01/03...............       100       103,295
      6.875%, 09/15/11...............       800       785,012
    Washington Mutual, Inc.
      6.875%, 06/15/11...............       800       822,328
                                                 ------------
                                                    4,673,773
                                                 ------------

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--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
FOOD -- 0.9%
    Delhaize America, Inc.
      8.125%, 04/15/11 144A..........  $    750  $    824,563
    Kroger Co.
      7.65%, 04/15/07................     1,000     1,093,597
                                                 ------------
                                                    1,918,160
                                                 ------------
HEALTHCARE SERVICES -- 0.3%
    Cardinal Healthcare, Inc.
      6.75%, 02/15/11................       600       624,097
                                                 ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
    Beckman Coulter, Inc.
      7.45%, 03/04/08................       600       630,991
                                                 ------------
OIL & GAS -- 1.5%
    Amerada Hess Corp.
      5.90%, 08/15/06................       800       802,956
    Anderson Exploration Ltd.
      6.75%, 03/15/11................       500       474,997
    Burlington Resources, Inc.
      6.50%, 12/01/11................       800       781,725
    Conoco Funding Co.
      6.35%, 10/15/11................       700       707,409
    Keyspan Gas East
      7.875%, 02/01/10...............       450       493,020
                                                 ------------
                                                    3,260,107
                                                 ------------
RAILROADS -- 0.2%
    Burlington North Santa Fe Corp.
      6.75%, 03/15/29................       400       387,942
                                                 ------------
REAL ESTATE -- 0.4%
    EOP Operating Ltd.
      6.75%, 02/15/08................       900       904,651
                                                 ------------
RESTAURANTS -- 0.3%
    Tricon Global Restaurants, Inc.
      8.875%, 04/15/11...............       650       697,125
                                                 ------------
RETAIL & MERCHANDISING -- 0.1%
    Sears, Roebuck & Co.
      6.25%, 01/15/04................       200       206,901
                                                 ------------
TELECOMMUNICATIONS -- 1.2%
    Qwest Capital Funding Corp.
      7.25%, 02/15/11................       400       390,427
    Qwest Corp.
      7.625%, 06/09/03...............       800       818,272
    Worldcom, Inc.
      7.375%, 01/15/06 144A..........       900       933,660
      8.25%, 05/15/31................       450       477,035
                                                 ------------
                                                    2,619,394
                                                 ------------
UTILITIES -- 0.7%
    Calpine Corp.
      8.25%, 08/15/05................       900       820,122

                                         PAR
                                        (000)       VALUE
                                        -----       -----
    Cilcorp, Inc.
      8.70%, 10/15/09................  $    700  $    697,937
                                                 ------------
                                                    1,518,059
                                                 ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $21,694,725).................              21,948,029
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 7.9%
    U.S. Treasury Bonds
      10.625%, 08/15/15..............       800     1,184,594
      6.375%, 08/15/27...............     3,400     3,685,549
      6.25%, 05/15/30sec.............       500       541,778
                                                 ------------
                                                    5,411,921
                                                 ------------
    U.S. Treasury Notes
      3.875%, 07/31/03sec............     3,000     3,056,721
      2.75%, 10/31/03sec.............     3,000     2,994,495
      7.00%, 07/15/06sec.............     1,550     1,717,837
      5.00%, 08/15/11sec.............     2,250     2,245,079
                                                 ------------
                                                   10,014,132
                                                 ------------
    U.S. Treasury Strip
      5.805%, 08/15/26...............     5,300     1,251,139
                                                 ------------
    (Cost $16,850,219)...............              16,677,192
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%
    Chase Mortgage Finance Corp.
      Series 2001-S3 Cl-A1
      6.50%, 07/25/16................       956       977,877
    Credit-Based Asset Servicing and
      Securitization Series
      2001-CB2 Cl-A2F
      5.974%, 07/25/05...............     1,000     1,027,592
    GMAC Commercial Mortgage
      Securities Series 1999-C1 Cl-A2
      6.175%, 05/15/33...............       900       912,948
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1
      6.25%, 07/15/07................       145       151,249
    NationsLink Funding Corp. Series
      1998-2 Cl-A1
      6.00%, 11/20/07................       159       163,795
    NationsLink Funding Corp. Series
      1999-1 Cl-A2
      6.316%, 11/20/08...............     1,200     1,232,069
                                                 ------------
    (Cost $4,361,863)................               4,465,530
                                                 ------------
ASSET BACKED SECURITIES -- 1.8%
    AmeriCredit Automobile
      Receivables Trust Series 1999-D
      Cl-A3
      7.02%, 12/12/05................       700       733,171
    Case Equipment Loan Trust Series
      1998-B Cl-A4
      5.92%, 10/15/05................       126       126,170
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12................       300       312,566
    Connecticut RRB Special Purpose
      Trust Series 2001-1 Cl-A5
      6.21%, 12/30/11................       500       511,701

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--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
    PSE&G Transition Funding LLC
      Series 2001-1 Cl-A5
      6.45%, 03/15/13................  $    900  $    932,414
    Reliant Energy Transition Bond
      Co. LLC Series 2001-1 Cl-A4
      5.63%, 09/15/15................       600       576,361
    Residential Asset Securities
      Corp. Series 1999-KS3 Cl-AI2
      7.075%, 09/25/20...............       534       535,688
                                                 ------------
    (Cost $3,669,713)................               3,728,071
                                                 ------------

                                        SHARES      VALUE
                                        ------      -----
                                        -----       -----
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash Fund...   212,479  $    212,479
    Temporary Investment Fund........   212,479       212,479
                                                 ------------
      (Cost $424,958)................                 424,958
                                                 ------------
TOTAL INVESTMENTS -- 103.7%
  (Cost $221,667,323)................             218,429,372
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.7%)...................              (7,707,054)
                                                 ------------
NET ASSETS -- 100.0%.................            $210,722,318
                                                 ============

$236,250 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   DEPRECIATION
----------------------------------------------------------------
S&P 500..................    03/02         15        $  57,375
                                                     =========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 93.9%
AUSTRALIA -- 0.6%
    News Corp. Ltd. [ADR]...........     101,900   $  3,241,439
                                                   ------------
BELGIUM -- 0.2%
    Dexia...........................      76,701      1,102,929
                                                   ------------
BERMUDA -- 2.6%
    Tyco International Ltd. ........     225,000     13,252,500
                                                   ------------
CANADA -- 3.1%
    Biovail Corp.*..................      71,400      4,016,250
    Bombardier, Inc. Cl-B...........     260,800      2,695,801
    Canadian Pacific Railway
      Ltd. .........................      77,981      1,520,630
    Celestica, Inc.*................      23,900        965,321
    Fairmont Hotels & Resorts,
      Inc. .........................      38,990        931,861
    Suncor Energy, Inc. ............     109,800      3,604,375
    Talisman Energy, Inc. ..........      59,854      2,268,532
                                                   ------------
                                                     16,002,770
                                                   ------------
DENMARK -- 4.0%
    Danske Bank AS..................     484,100      7,768,409
    Novo Nordisk AS Cl-B............     316,949     12,962,008
                                                   ------------
                                                     20,730,417
                                                   ------------
FINLAND -- 1.5%
    Nokia Corp. Cl-A [ADR]..........     265,900      6,522,527
    Sonera Group Oyj................     208,446      1,056,038
                                                   ------------
                                                      7,578,565
                                                   ------------
FRANCE -- 9.3%
    Accor SA. ......................     109,806      3,991,897
    Alcatel Corp. SA................      56,694        969,197
    Altran Technologies SA..........      49,144      2,220,651
    Aventis SA......................     145,800     10,352,900
    Cap Gemini SA...................      33,330      2,406,745
    Carrefour Supermarche SA........      26,942      1,400,930
    L' Air Liquide SA...............      20,663      2,895,823
    Lafarge SA......................      26,141      2,441,583
    Sanofi SA.......................      87,327      6,515,780
    Suez Lyonnaise des Eaux SA......     107,600      3,257,355
    TotalFinaELF SA Cl-B............      43,700      6,241,078
    Vinci SA........................      66,800      3,916,572
    Vivendi Universal SA............      34,429      1,885,269
    Vivendi Warrants*...............      30,400         12,451
                                                   ------------
                                                     48,508,231
                                                   ------------
GERMANY -- 5.5%
    Allianz AG......................      26,520      6,281,003
    Altana AG.......................      48,019      2,394,280
    Bayerische Motoren Werke AG.....      80,582      2,808,948
    E.On AG.........................      83,432      4,321,955
    Infineon Technologies AG........      51,333      1,048,946
    KarstadtQuelle AG...............      63,960      2,528,513
    Muenchener Rueckversicherungs-
      Gesellschaft AG 144A..........      16,954      4,603,357
    SAP AG..........................       9,500      1,237,490
    Siemens AG......................      52,100      3,448,995
                                                   ------------
                                                     28,673,487
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
HONG KONG -- 2.3%
    Cheung Kong Holdings Ltd. ......     215,000   $  2,233,308
    China Mobile Ltd.*..............   2,189,000      7,705,720
    Sun Hung Kai Properties Ltd. ...     219,000      1,769,334
                                                   ------------
                                                     11,708,362
                                                   ------------
IRELAND -- 0.5%
    CRH PLC.........................     132,704      2,333,592
                                                   ------------
ITALY -- 5.5%
    Alleanza Assicurazioni SPA......     273,700      3,009,647
    Autostrade SPA..................     903,900      6,277,531
    Ente Nazionale Idrocarburi
      SPA...........................     477,850      5,990,569
    Mediaset SPA....................     439,507      3,212,793
    Riunione Adriatica di Sicurta
      SPA...........................     285,800      3,366,634
    Telecom Italia SPA..............     805,100      4,301,054
    Unicredito Italiano SPA.........     543,600      2,182,880
                                                   ------------
                                                     28,341,108
                                                   ------------
JAPAN -- 10.2%
    Canon, Inc. ....................     152,000      5,230,582
    Honda Motor Co. Ltd. ...........      89,600      3,575,523
    Kao Corp. ......................     118,000      2,453,457
    Murata Manufacturing Co.
      Ltd. .........................      26,800      1,607,264
    NEC Corp. ......................     172,000      1,754,647
    Nintendo Co. Ltd. ..............      89,300     15,637,382
    Nomura Securities Co. Ltd. .....     117,000      1,499,771
    NTT Mobile Communication
      Network, Inc. ................         290      3,407,600
    Sanyo Electric Co. .............     487,000      2,300,115
    Sharp Corp. ....................     278,000      3,251,748
    Shionogi & Co. Ltd. ............     187,000      3,196,094
    Sony Corp. .....................     108,700      4,968,054
    Takeda Chemical Industries
      Ltd. .........................      56,000      2,533,802
    Yamato Transport Co. Ltd. ......      91,000      1,715,016
                                                   ------------
                                                     53,131,055
                                                   ------------
KOREA -- 4.0%
    Hyundai Motor Co. Ltd. .........     101,230      2,073,153
    Kookmin Bank....................     163,232      6,188,773
    Korea Electric Power Corp. .....     160,900      2,658,188
    LG Electronics, Inc. ...........      58,100      1,096,977
    Samsung Electronics Co. Ltd. ...      31,070      6,599,566
    SK Telecom Co. Ltd. [ADR].......      95,100      2,056,062
                                                   ------------
                                                     20,672,719
                                                   ------------
MEXICO -- 1.2%
    Grupo Televisa SA [ADR]*........      39,800      1,718,564
    Telefonos de Mexico SA Cl-L
      [ADR].........................     122,393      4,286,203
                                                   ------------
                                                      6,004,767
                                                   ------------
NETHERLANDS -- 7.0%
    Fortis..........................      72,100      1,868,108
    Heineken NV.....................      89,757      3,403,689
    Ing Groep NV....................      82,138      2,094,551
    Koninklijke (Royal) KPN NV*.....     282,486      1,436,173
    Koninklijke (Royal) Philips
      Electronics NV................     185,470      5,399,032

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Koninklijke Ahold NV............     486,394   $ 14,152,856
    TPG NV..........................     160,441      3,471,327
    Unilever NV.....................      49,780      2,918,667
    Wolters Kluwer NV...............      66,150      1,507,800
                                                   ------------
                                                     36,252,203
                                                   ------------
SPAIN -- 1.5%
    Amadeus Global Travel
      Distribution SA...............     239,581      1,382,297
    Banco Bilbao Vizcaya SA.........     311,200      3,851,485
    Telefonica SA*..................     193,800      2,593,502
                                                   ------------
                                                      7,827,284
                                                   ------------
SWEDEN -- 1.4%
    Hennes & Mauritz AB Cl-B........     113,900      2,356,247
    Sandvik AB......................      59,337      1,269,929
    Securitas AB Cl-B...............     178,345      3,383,384
                                                   ------------
                                                      7,009,560
                                                   ------------
SWITZERLAND -- 7.7%
    Adecco SA.......................      27,497      1,494,681
    Credit Suisse Group.............     267,700     11,415,573
    Julius Baer Holdings AG Cl-B....       5,585      1,883,767
    Nestle SA.......................      34,361      7,326,307
    Novartis AG.....................     139,771      5,051,081
    STMicroelectronics NV...........      31,200      1,001,460
    Swiss Reinsurance...............      23,456      2,359,318
    Swisscom AG.....................      10,956      3,035,470
    The Swatch Group AG.............      71,400      1,414,849
    UBS AG..........................     101,034      5,099,500
                                                   ------------
                                                     40,082,006
                                                   ------------
TAIWAN -- 0.4%
    Taiwan Semiconductor
      Manufacturing Co. Ltd.*.......     826,000      2,065,588
                                                   ------------
UNITED KINGDOM -- 25.4%
    Amvescap PLC....................     198,400      2,861,552
    Barclays PLC....................     254,477      8,425,901
    BP PLC..........................     983,900      7,646,780
    British Aerospace PLC...........     639,400      2,880,180
    British Sky Broadcasting PLC*...     260,200      2,862,961
    BT Group PLC....................     664,285      2,446,028
    Cable & Wireless PLC............     378,648      1,821,350
    Canary Wharf Group PLC*.........     122,280        793,292
    Capital Group PLC...............     229,700      1,638,947
    Centrica PLC....................     919,876      2,972,136
    Compass Group PLC...............     882,208      6,612,483
    Diageo PLC......................     734,154      8,387,706
    Dixons Group PLC................     719,200      2,459,823
    Exel PLC........................     292,748      3,344,645
    GlaxoSmithKline PLC [ADR].......     137,494      6,849,951

                                        SHARES        VALUE
                                        ------        -----
    Granada Compass PLC.............     499,340   $  1,042,881
    Great Universial Stores PLC.....     390,300      3,663,909
    HSBC Holdings PLC...............     265,900      3,119,175
    Kingfisher PLC..................     308,700      1,801,637
    Lloyds TSB Group PLC............     319,700      3,471,106
    Marks & Spencer PLC.............     582,800      3,062,056
    Misys PLC.......................     340,320      1,609,745
    Next PLC........................     309,286      4,028,744
    Pearson PLC.....................     133,570      1,537,701
    Prudential PLC..................     198,800      2,303,116
    Reckitt Benckiser PLC...........     311,949      4,540,148
    Reed International PLC..........     802,600      6,658,254
    Rentokil Initial PLC............   1,043,928      4,193,397
    Royal & Sun Alliance Insurance
      Group PLC.....................     462,104      2,654,900
    Royal Bank of Scotland Group
      PLC...........................     183,153      4,456,939
    Smith and Nephew PLC............     510,900      3,085,818
    Tesco PLC.......................     774,421      2,806,486
    Vodafone Group PLC..............   4,931,639     12,901,689
    WPP Group PLC...................     293,857      3,250,394
                                                   ------------
                                                    132,191,830
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $480,930,415)...............                486,710,412
                                                   ------------
U.S. STOCK -- 0.4%
INSURANCE
    AFLAC, Inc.
    (Cost $2,609,131)...............      78,700      1,932,872
                                                   ------------
                                         PAR
                                        (000)
                                        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
Federal National Mortgage Assoc.
    1.50%, 01/02/02
    (Cost $30,598,725)..............  $   30,600     30,598,725
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 0.4%
  JP Morgan Prime II Money Market
    Fund
  (Cost $1,985,999).................   1,985,999      1,985,999
                                                   ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $516,124,270)...............                521,228,008
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.6%)..................                 (3,102,204)
                                                   ------------
NET ASSETS -- 100.0%................               $518,125,804
                                                   ============

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2001:


                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH         TYPE     TO RECEIVE      FOR        AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
01/02        Buy    CAD  1,400,829    $  878,527   $  877,569      $  (958)
01/02        Buy    CHF  2,372,669     1,411,238    1,429,181       17,943
01/02        Buy    EUR  1,868,686     1,649,838    1,663,495       13,657
01/02        Buy    GBP    455,113       658,322      662,272        3,950
01/02        Buy    JPY  4,467,871        34,090       34,112           22
                                      ----------   ----------      -------
                                      $4,632,015   $4,666,629      $34,614
                                      ==========   ==========      =======

                                           IN
SETTLEMENT                CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH         TYPE     TO DELIVER       FOR        AT VALUE     DEPRECIATION
-------------------------------------------------------------------------------
01/02        Sell   EUR      587,704   $  519,353   $  523,178       $3,825
01/02        Sell   GBP      485,387      702,777      706,274        3,497
01/02        Sell   JPY  241,114,102    1,838,576    1,840,380        1,804
                                       ----------   ----------       ------
                                       $3,060,706   $3,069,832       $9,126
                                       ==========   ==========       ======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2001. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   0.6%
Aerospace.............................................   0.6%
Automobile Manufacturers..............................   1.6%
Beverages.............................................   2.3%
Broadcasting..........................................   3.4%
Building Materials....................................   0.9%

INDUSTRY
--------
Business Services.....................................   3.3%
Chemicals.............................................   0.6%
Computer Hardware.....................................   0.8%
Computer Services & Software..........................   0.2%
Construction..........................................   1.2%
Consumer Products & Services..........................   1.4%
Electronic Components & Equipment.....................   9.3%
Entertainment & Leisure...............................   3.0%
Environmental Services................................   0.6%
Financial-Bank & Trust................................  11.8%
Financial Services....................................   0.8%
Food..................................................   6.8%
Hotels & Motels.......................................   1.0%
Insurance.............................................   5.2%
Machinery & Equipment.................................   1.4%
Medical Supplies & Equipment..........................   0.5%
Office Equipment......................................   1.0%
Oil & Gas.............................................   5.5%
Pharmaceuticals.......................................  10.4%
Printing & Publishing.................................   1.2%
Real Estate...........................................   0.9%
Retail & Merchandising................................   4.1%
Semiconductors........................................   0.8%
Telecommunications....................................  10.5%
Transportation........................................   2.2%
                                                        ----
Total.................................................  93.9%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 83.7%
ADVERTISING -- 0.2%
    Interep National Radio Sales,
      Inc.*.........................      36,900   $    173,430
    Penton Media, Inc. .............     150,000        939,000
                                                   ------------
                                                      1,112,430
                                                   ------------
AEROSPACE -- 0.2%
    Curtiss-Wright Corp. ...........       3,000        143,250
    Curtiss-Wright Corp. Cl-B.......       2,300        106,950
    Fairchild Corp. Cl-A*...........     295,300        856,370
    Sequa Corp.*....................       3,000        162,000
                                                   ------------
                                                      1,268,570
                                                   ------------
AIRLINES -- 0.3%
    Midwest Express Holdings,
      Inc.*.........................      95,000      1,387,000
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Thor Industries, Inc. ..........       2,000         74,100
                                                   ------------
AUTOMOTIVE PARTS -- 1.6%
    BorgWarner, Inc. ...............      27,000      1,410,750
    Dana Corp. .....................     100,000      1,388,000
    Exide Technologiessec...........     240,000        295,200
    Federal-Mogul Corp.*sec.........      80,000         63,200
    Midas, Inc. ....................      75,000        862,500
    Myers Industries, Inc. .........     242,000      3,303,300
    Raytech Corp.*..................      16,000         41,600
    TBC Corp.*......................     100,000      1,339,000
                                                   ------------
                                                      8,703,550
                                                   ------------
BEVERAGES -- 1.2%
    PepsiAmericas, Inc. ............     417,400      5,760,120
    Robert Mondavi Corp. Cl-A*......      25,400        965,200
                                                   ------------
                                                      6,725,320
                                                   ------------
BROADCASTING -- 6.4%
    Acme Communications, Inc.*......     173,200      1,167,368
    Beasley Broadcast Group,
      Inc.*.........................     118,000      1,535,180
    Crown Media Holdings, Inc.*.....      60,000        677,400
    Fisher Companies, Inc. .........      64,000      2,816,000
    Granite Broadcasting
      Corp.*sec.....................     250,000        515,000
    Gray Communications, Inc.
      Cl-B..........................     104,000      1,080,560
    Grupo Televisa SA [ADR]*........      18,000        777,240
    Media General, Inc. ............     125,300      6,243,699
    News Corp. Ltd. [ADR]...........     130,000      3,439,800
    Paxson Communications Corp.*....     398,400      4,163,280
    Saga Communications, Inc.
      Cl-A*.........................      95,000      1,966,500
    Salem Communications Corp.
      Cl-A*.........................      58,300      1,340,900
    SBS Broadcasting SA NY
      Reg.*sec......................      30,800        557,480
    Scripps, (E.W.) Co. Cl-A........      50,000      3,300,000
    Sinclair Broadcast Group,
      Inc.*.........................     351,400      3,324,244
    The Liberty Corp. ..............      10,000        411,500
    UnitedGlobalCom, Inc.
      Cl-A*sec......................     125,000        625,000
                                                   ------------
                                                     33,941,151
                                                   ------------
BUILDING MATERIALS -- 2.5%
    Ameron International Corp. .....       1,000         69,200
    Florida Rock Industries,
      Inc. .........................      18,000        658,440
    Gibraltar Steel Corp. ..........      90,000      1,576,800
    Hughes Supply, Inc. ............       4,000        123,480

                                        SHARES        VALUE
                                        ------        -----
    Insituform Technologies,
      Inc.*.........................      40,000   $  1,023,200
    Lone Star Technologies, Inc.*...      50,000        880,000
    Modine Manufacturing Co. .......     105,000      2,449,650
    Nortek, Inc.*...................      58,000      1,618,200
    Skyline Corp. ..................      60,000      1,935,000
    Thomas Industries, Inc. ........     132,500      3,312,500
                                                   ------------
                                                     13,646,470
                                                   ------------
BUSINESS SERVICES -- 0.7%
    Companie Generale de Geophysique
      SA [ADR]*sec..................      50,000        313,750
    Edgewater Technology, Inc.*.....     359,103      1,418,457
    IT Group, Inc.*.................      45,000          2,250
    Key3Media Group, Inc.*..........      37,800        201,474
    Kroll, Inc.*....................      67,500      1,019,250
    New England Business Service,
      Inc.  ........................      10,000        191,500
    Professional Staff PLC [ADR]*...     100,000        220,000
    The Wakenhut Corp. Cl-A*........      10,000        248,000
    UniFirst Corp. .................      16,000        360,800
                                                   ------------
                                                      3,975,481
                                                   ------------
CABLE TELEVISION -- 2.0%
    Cablevision Systems Corp. -- New
      York Group Cl-A*sec...........     140,000      6,643,000
    Cablevision Systems Corp. --
      Rainbow Media Group*sec.......      30,000        741,000
    Classic Communications, Inc.*...      14,000            140
    Rogers Communications, Inc.
      Cl-B*sec......................      55,000        924,000
    Young Broadcasting, Inc.
      Cl-A*.........................     137,700      2,471,715
                                                   ------------
                                                     10,779,855
                                                   ------------
CHEMICALS -- 4.7%
    Albemarle Corp. ................     125,000      3,000,000
    Arch Chemicals, Inc. ...........     158,000      3,665,600
    Ethyl Corp.*....................      60,000         55,200
    Ferro Corp.sec..................     195,000      5,031,000
    Great Lakes Chemical
      Corp.sec......................     130,800      3,175,824
    Hercules, Inc.*.................     340,000      3,400,000
    MacDermid, Inc. ................      70,000      1,186,500
    Omnova Solutions, Inc. .........     116,200        790,160
    Penford Corp. ..................      31,150        387,818
    Schulman, (A.), Inc. ...........     260,000      3,549,000
    TETRA Technologies, Inc.*.......      52,000      1,089,400
                                                   ------------
                                                     25,330,502
                                                   ------------
CLOTHING & APPAREL -- 0.3%
    Dan River, Inc. Cl-A*...........     150,000         82,500
    Hartmarx Corp.*.................     240,000        396,000
    Unifi, Inc.*....................      43,000        311,750
    Wolverine World Wide, Inc. .....      65,000        978,250
                                                   ------------
                                                      1,768,500
                                                   ------------
COMPUTER HARDWARE -- 0.0%
    Analogic Corp. .................       5,000        192,550
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
    Analysts International Corp. ...      20,000         82,600
    BNS Co. ........................      91,000        206,570

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    CompuCom Systems, Inc.*.........     120,000   $    271,188
    Progress Software Co.*..........      25,000        432,000
    SPSS, Inc.*.....................      30,000        532,500
    StarTek, Inc.*..................      20,000        379,000
    Xanser Corp.*...................      60,000        120,600
                                                   ------------
                                                      2,024,458
                                                   ------------
CONGLOMERATES -- 0.0%
    National Service Industries,
      Inc. .........................      22,000         44,440
                                                   ------------
CONSTRUCTION -- 0.2%
    Fleetwood Enterprises,
      Inc.sec.......................     115,000      1,302,950
    KB Home Co. ....................       1,000         40,100
                                                   ------------
                                                      1,343,050
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.1%
    ANC Rental Corp.*...............      30,000            900
    Aviall, Inc.*...................      75,000        566,250
    Bowlin Travel Centers, Inc.*....       8,000         10,320
    Brown-Forman Corp. Cl-A.........      30,000      1,918,500
    Chemed Corp. ...................      60,000      2,034,000
    Culp, Inc. .....................      85,000        323,000
    Dial Corp. .....................      15,000        257,250
    Energizer Holdings, Inc.*.......     145,000      2,762,250
    Fortune Brands, Inc. ...........      12,000        475,080
    GC Companies, Inc.*sec..........     103,000         23,690
    Gillette Co.sec.................      20,000        668,000
    Keane, Inc.*....................      20,000        360,600
    National Presto Industries,
      Inc. .........................      13,000        360,750
    Oil-Dri Corp. of America........      90,000        682,200
    Packaged Ice, Inc.*.............     260,000        278,200
    Pennzoil-Quaker State Co. ......     100,000      1,445,000
    Rollins, Inc. ..................     205,000      4,100,000
    The Scotts Co.*.................       8,000        380,800
    Weider Nutrition International,
      Inc. .........................     140,000        235,200
                                                   ------------
                                                     16,881,990
                                                   ------------
CONTAINERS & PACKAGING -- 1.2%
    Crown Cork & Seal Co.,
      Inc.*sec......................     100,000        254,000
    Gaylord Container Corp.*........     100,000        101,000
    Greif Brothers Corp. Cl-A.......      62,500      2,059,375
    Greif Brothers Corp. Cl-B.......       5,000        158,500
    Ivex Packaging Corp.*...........      15,000        285,000
    Liqui-Box Corp. ................      37,000      1,526,250
    Pactiv Corp.*...................     110,000      1,952,500
                                                   ------------
                                                      6,336,625
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.4%
    Allen Telecom, Inc.*............     112,000        952,000
    Ametek, Inc. ...................      42,000      1,339,380
    Axcelis Technologies, Inc.*.....     446,000      5,748,940
    Baldor Electric Co. ............     160,000      3,344,000
    Cooper Industries, Inc.sec......      75,000      2,619,000
    CTS Corp. ......................      60,000        954,000
    Electro Rental Corp.*...........     213,000      2,745,570
    ESCO Technologies, Inc.*........       1,500         51,735
    FLIR Systems, Inc.*.............      10,000        379,200
    Franklin Electric Co., Inc. ....      15,000      1,230,000
    Katy Industries, Inc. ..........      14,500         49,590

                                        SHARES        VALUE
                                        ------        -----
    Lamson & Sessions Co.*..........     100,000   $    525,000
    Landauer, Inc. .................      55,000      1,861,750
    Lecroy Corp.*...................       6,000        109,200
    Littelfuse, Inc.*...............      67,000      1,758,080
    Magnetek, Inc.*.................      86,000        774,860
    Methode Electronics, Inc.
      Cl-A..........................     126,000      1,008,000
    Park Electrochemical Corp. .....       8,000        211,200
    Parker-Hannifin Corp.sec........     100,000      4,591,000
    Pentair, Inc. ..................      18,000        657,180
    Pioneer-Standard Electronics,
      Inc. .........................      40,000        508,000
    The Woodward Governor Co. ......       9,000        524,250
    Thomas & Betts Corp.sec.........     330,000      6,979,500
    UCAR International, Inc.*.......      20,000        214,000
                                                   ------------
                                                     39,135,435
                                                   ------------
ENERGY SERVICES -- 0.0%
    C & D Technologies, Inc. .......       2,000         45,700
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.4%
    Ackerley Group, Inc.sec.........     232,700      4,072,250
    Churchill Downs, Inc. ..........      13,000        480,610
    Dover Downs Entertainment,
      Inc. .........................     135,000      2,065,500
    Gaylord Entertainment Co.
      Cl-A*.........................      98,000      2,410,800
    Gemstar-TV Guide International,
      Inc.*.........................      28,000        775,600
    Metro-Goldwyn-Mayer, Inc.*......      26,900        589,110
    Six Flags, Inc.*................      85,000      1,307,300
    World Wrestling Federation
      Entertainment, Inc.*..........      80,000      1,052,000
                                                   ------------
                                                     12,753,170
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.9%
    Allied Waste Industries,
      Inc.*.........................     115,000      1,616,900
    Catalytica Energy Systems,
      Inc.*.........................      33,000        150,810
    CUNO, Inc.*.....................      17,600        536,800
    Met-Pro Corp. ..................      10,000        131,000
    Newpark Resources, Inc.*........     210,000      1,659,000
    Republic Services, Inc.*........      21,100        421,367
    Waste Connections, Inc.*........      15,000        464,850
    Waterlink, Inc.*................      40,000          5,600
                                                   ------------
                                                      4,986,327
                                                   ------------
EQUIPMENT SERVICES -- 0.5%
    CLARCOR, Inc. ..................      60,700      1,648,005
    Gerber Scientific, Inc. ........      75,000        697,500
    Industrial Distribution Group,
      Inc.*.........................     175,000        262,500
                                                   ------------
                                                      2,608,005
                                                   ------------
FINANCIAL-BANK & TRUST -- 1.8%
    Community First Bankshares,
      Inc. .........................     130,000      3,339,700
    Crazy Woman Creek Bancorp,
      Inc. .........................       9,500        126,825
    First Republic Bank*............      60,000      1,449,000
    Hibernia Corp. Cl-A.............      30,000        533,700
    Silicon Valley Bancshares*......     105,000      2,806,650
    Southwest Bancorporation of
      Texas, Inc.*..................      52,000      1,574,040
                                                   ------------
                                                      9,829,915
                                                   ------------

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FINANCIAL SERVICES -- 2.0%
    Allied Capital Corp. ...........       4,500   $    117,000
    BKF Capital Group, Inc.*........     100,000      2,870,000
    Countrywide Credit Industries,
      Inc. .........................     119,000      4,875,430
    First Financial Fund, Inc.**....     114,000      1,425,000
    Interactive Data Corp. .........      11,000        155,540
    Triad Guaranty, Inc.*...........      34,500      1,251,315
                                                   ------------
                                                     10,694,285
                                                   ------------
FOOD -- 3.9%
    Corn Products International,
      Inc. .........................     115,000      4,053,750
    Flowers Foods, Inc.*............     140,000      5,588,800
    Hain Celestial Group, Inc.*.....      12,000        329,520
    Ingles Markets, Inc. Cl-A.......      65,000        776,750
    International Multifoods
      Corp. ........................      50,000      1,195,000
    J&J Snack Foods Corp.*..........      29,000        709,050
    John B. Sanfillippo & Sons,
      Inc.*.........................       5,000         26,600
    Opta Food Ingredients, Inc.*....       1,000          1,020
    Sensient Technologies Corp. ....     158,000      3,287,980
    Suprema Specialties, Inc.*......       1,000         13,000
    The J.M. Smucker Co. ...........      60,000      2,122,800
    Twinlab Corp.*..................     195,000        263,250
    Weis Markets, Inc. .............     100,000      2,796,000
                                                   ------------
                                                     21,163,520
                                                   ------------
FURNITURE -- 0.1%
    Stanley Furniture Co., Inc.*....      33,000        784,410
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Odyssey Healthcare, Inc.*.......       2,000         51,880
                                                   ------------
HOTELS & MOTELS -- 0.4%
    Aztar Corp.*....................      30,000        549,000
    Boca Resorts, Inc. Cl-A*........      70,000        917,000
    La Quinta Properties, Inc.*.....     100,000        574,000
    Trump Hotels & Casino Resorts,
      Inc.*.........................      25,000         28,750
    Wyndham International, Inc.
      Cl-A*.........................     240,000        134,400
                                                   ------------
                                                      2,203,150
                                                   ------------
INDUSTRIAL PRODUCTS -- 3.3%
    Acuity Brands, Inc. ............      50,000        605,000
    Core Materials Corp.*...........       5,200          7,644
    Crane Co. ......................     180,000      4,615,200
    Donaldson Co., Inc. ............      50,000      1,942,000
    GenTek, Inc. ...................      45,000         76,950
    Kaman Corp. Cl-A................     206,000      3,213,600
    Roper Industries, Inc.sec.......     101,000      4,999,500
    Standex International Corp. ....      22,000        478,500
    Tennant Co. ....................      37,000      1,372,700
    The Eastern Co. ................      14,300        171,743
    TransTechnology Corp. ..........      45,000        459,000
                                                   ------------
                                                     17,941,837
                                                   ------------
INSURANCE -- 1.0%
    Alleghany Corp.*................       3,500        673,575
    Argonaut Group, Inc. ...........      43,000        841,510
    Brown & Brown, Inc. ............      38,000      1,037,400
    CNA Financial Corp. ............      30,000        465,000
    Gainsco, Inc. ..................      20,000         32,000

                                        SHARES        VALUE
                                        ------        -----
    Hilb, Rogal and Hamilton Co. ...       6,000   $    336,300
    Markel Corp.*...................       1,000        179,650
    Presidential Life Corp. ........      30,000        616,800
    ProAssurance Corp.*.............      60,000      1,054,800
                                                   ------------
                                                      5,237,035
                                                   ------------
INTERNET SERVICES -- 0.1%
    J Net Enterprises, Inc.*........      45,000        116,550
    Oak Technology, Inc.*...........      35,000        481,250
                                                   ------------
                                                        597,800
                                                   ------------
MACHINERY & EQUIPMENT -- 3.8%
    Alamo Group, Inc. ..............      25,000        356,250
    Flowserve Corp.*................     280,000      7,450,800
    Gencorp, Inc. ..................     280,000      3,950,800
    Graco, Inc. ....................      27,000      1,054,350
    Precision Castparts Corp. ......      40,000      1,130,000
    Sequa Corp. Cl-A*...............      23,000      1,092,960
    Smith, (A.O.) Corp. ............     120,000      2,340,000
    SPS Technologies, Inc.*.........      73,000      2,549,160
    Thermo Electron Corp.*..........      20,000        477,200
                                                   ------------
                                                     20,401,520
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    Apogent Technologies, Inc.*.....      90,000      2,322,000
    Dentsply International, Inc. ...       8,000        401,600
    Henry Schein, Inc.*.............      10,000        370,300
    Inamed Corp.*...................      22,000        661,540
    Inverness Medical Innovations,
      Inc.*sec......................      27,000        487,350
    Invitrogen Corp.*sec............      20,000      1,238,600
    Ocular Sciences, Inc.*..........      22,000        512,600
    Owens & Minor, Inc. ............     162,000      2,997,000
    Patterson Dental Co.*...........       5,000        204,650
    Sola International, Inc.*.......      12,000        232,800
    Sybron Dental Specialties,
      Inc.*.........................     203,000      4,380,740
    Viasys Healthcare, Inc.*........       2,922         59,054
    Young Innovations, Inc.*........       2,000         51,900
                                                   ------------
                                                     13,920,134
                                                   ------------
METALS & MINING -- 1.7%
    Alltrista Corp.*................      30,000        471,000
    Barrick Gold Corp. .............     217,300      3,465,935
    Layne Christensen Co.*..........      75,000        600,000
    Material Sciences Corp.*........     260,000      2,631,200
    Newmont Mining Corp.sec.........      55,000      1,051,050
    Penn Virginia Corp. ............      20,000        682,000
    TVX Gold, Inc.*sec..............     100,000         43,000
    WHX Corp.*sec...................      80,000        123,200
                                                   ------------
                                                      9,067,385
                                                   ------------
OFFICE EQUIPMENT -- 2.1%
    Aaron Rents, Inc. ..............     189,000      3,080,700
    Aaron Rents, Inc. Cl-A..........      49,900        686,125
    IDEX Corp. .....................     120,000      4,140,000
    McGrath RentCorp................      75,000      2,814,000
    Nashua Corp.*...................      70,500        410,310
                                                   ------------
                                                     11,131,135
                                                   ------------

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
OIL & GAS -- 6.6%
    Callon Petroleum Co.*...........      62,000   $    424,700
    Carbo Ceramics, Inc. ...........      45,000      1,762,200
    Devon Energy Corp.sec...........      42,000      1,623,300
    EOG Resources, Inc.sec..........     170,500      6,668,255
    Forest Oil Corp.*...............     110,000      3,103,100
    Kinder Morgan, Inc. ............     122,000      6,794,180
    Northwest Natural Gas Co. ......      14,600        372,300
    Rowan Companies, Inc.*sec.......     275,000      5,326,750
    Semco Energy, Inc.sec...........      84,400        907,300
    Southern Union Co.*.............      15,500        292,330
    Southwest Gas Corp. ............      60,000      1,341,000
    Watts Industries, Inc. .........      66,300        994,500
    XTO Energy, Inc. ...............     310,000      5,425,000
                                                   ------------
                                                     35,034,915
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Boise Cascade Corp. ............      62,300      2,118,823
    CSS Industries, Inc.*...........      14,000        432,740
    Louisiana-Pacific Corp. ........     290,000      2,447,600
    Wausau-Mosinee Paper Corp. .....      85,000      1,028,500
                                                   ------------
                                                      6,027,663
                                                   ------------
PERSONAL SERVICES -- 1.1%
    Cendant Corp.*sec...............     235,000      4,608,350
    Matthews International Corp.
      Cl-A..........................      36,000        884,880
    Whitman Education Group,
      Inc.*.........................      65,000        299,000
                                                   ------------
                                                      5,792,230
                                                   ------------
PHARMACEUTICALS -- 0.4%
    Bone Care International,
      Inc.*.........................      60,000      1,027,800
    Corixa Corp.*...................      65,000        979,550
                                                   ------------
                                                      2,007,350
                                                   ------------
PRINTING & PUBLISHING -- 1.7%
    Journal Register Co.*...........     213,400      4,489,936
    Lee Enterprises, Inc. ..........      30,000      1,091,100
    McClatchy Co. ..................      12,000        564,000
    PRIMEDIA, Inc.*.................     210,000        913,500
    Pulitzer, Inc. .................      36,200      1,846,200
                                                   ------------
                                                      8,904,736
                                                   ------------
REAL ESTATE -- 1.0%
    Glenborough Realty Trust, Inc.
      [REIT]........................     130,000      2,522,000
    Griffin Land & Nurseries Co.*...      28,000        381,080
    Gulf & Pacific Equities Corp.
      Rights*.......................     110,000        195,239
    Innkeepers USA Trust [REIT].....      90,000        882,000
    Sun Communities, Inc. [REIT]....      40,000      1,490,000
                                                   ------------
                                                      5,470,319
                                                   ------------
RESTAURANTS -- 0.5%
    RARE Hospitality International,
      Inc.*.........................      10,000        225,400
    Ruby Tuesday, Inc. .............      10,000        206,300
    The Steak 'n Shake Co.*.........     150,000      1,656,000
    Triarc Companies, Inc.*.........      35,000        850,500
                                                   ------------
                                                      2,938,200
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RETAIL & MERCHANDISING -- 1.7%
    Blockbuster, Inc. ..............      10,000   $    252,000
    Bon-Ton Stores, Inc.*...........      80,000        216,000
    Casey's General Stores, Inc. ...      45,000        670,500
    Elizabeth Arden, Inc.*..........      48,000        732,960
    Fred's, Inc. ...................      45,000      1,843,200
    Goody's Family Clothing,
      Inc.*.........................     140,000        588,000
    Hancock Fabrics, Inc. ..........     120,000      1,578,000
    Stein Mart, Inc.*...............      30,000        250,800
    The Neiman Marcus Group, Inc.
      Cl-A*.........................     105,000      3,262,350
                                                   ------------
                                                      9,393,810
                                                   ------------
SEMICONDUCTORS -- 0.3%
    MKS Instruments, Inc.*..........      22,000        594,660
    Stratos Lightwave, Inc.*........     160,000        984,000
                                                   ------------
                                                      1,578,660
                                                   ------------
TELECOMMUNICATIONS -- 4.4%
    Airgate PCS, Inc.*..............       7,000        318,850
    BroadWing, Inc.*................     100,000        950,000
    Centennial Communications,
      Inc.*.........................      60,000        614,400
    Commonwealth Telephone
      Enterprises, Inc.*............      77,300      3,517,150
    Commonwealth Telephone
      Enterprises, Inc. Cl-B*.......      11,000        483,450
    Conestoga Enterprises, Inc. ....      45,000      1,437,755
    Dobson Communications Corp.*....      20,000        170,800
    General Communication, Inc.*....      80,000        682,400
    Leap Wireless International,
      Inc.*sec......................     145,000      3,040,650
    Loral Space & Communications
      Ltd.*sec......................   1,265,000      3,782,349
    Nextel Communications, Inc.
      Cl-A*sec......................     140,000      1,534,400
    Nextel Partners, Inc.*..........      30,000        360,000
    Pegasus Communications Corp.*...     120,900      1,258,569
    Plantronics, Inc.*..............       5,000        128,200
    Rogers Wireless Communications,
      Inc. Cl-B*....................      75,000      1,091,250
    Rural Cellular Corp.*...........     100,000      2,225,000
    Telecorp PCS, Inc.*.............       3,280         40,902
    Telephone & Data Systems,
      Inc. .........................      12,000      1,077,000
    Triton PCS Holdings, Inc.*......       6,000        176,100
    Vimpel-Communications Co.
      [ADR]*........................      35,000        911,750
                                                   ------------
                                                     23,800,975
                                                   ------------
TRANSPORTATION -- 1.8%
    GATX Corp. .....................      45,400      1,476,408
    Hub Group, Inc. Cl-A*...........      75,000        786,000
    Landstar Systems, Inc.*.........         500         36,255
    Navistar International
      Corp.sec......................      85,000      3,357,500
    Ryder Systems, Inc. ............     180,000      3,987,000
                                                   ------------
                                                      9,643,163
                                                   ------------

AST GABELLI SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
UTILITIES -- 4.1%
    American States Water Co. ......       3,200   $    111,840
    Artesian Resources Corp. Cl-A...         300          9,282
    Atmosphere Energy Corp. ........      24,000        510,000
    Avista Corp. ...................      35,000        464,100
    Baycorp Holdings Ltd.*..........       3,400         31,960
    Birmingham Utilities, Inc. .....       1,000         18,850
    Black Hills Corp. ..............       1,500         50,760
    California Water Service
      Group.........................       5,000        128,750
    Cascade Natural Gas Corp. ......       7,000        154,350
    Central Vermont Public Service
      Corp. ........................      10,700        178,690
    CH Energy Group, Inc. ..........      47,800      2,077,866
    Chesapeake Utilities Corp. .....       2,800         55,440
    Cleco Corp. ....................      75,000      1,647,750
    Conectiv Co. ...................     110,000      2,693,900
    Connecticut Water Service,
      Inc. .........................       1,650         48,791
    Consolidated Water Co. Ltd. ....       1,800         20,412
    Delta Natural Gas Co., Inc. ....       1,500         30,300
    DQE, Inc.sec....................      50,000        946,500
    El Paso Electric Co.*...........     215,600      3,126,199
    Empire District Electric Co. ...      12,300        258,300
    Energy West, Inc. ..............         600          6,870
    EnergySouth, Inc. ..............       1,200         28,860
    Green Mountain Power Corp. .....       4,500         83,925
    Madison Gas & Electric Co. .....       7,000        185,150
    Maine Public Service Co. .......       1,400         41,650
    Middlesex Water Co. ............       1,200         40,704
    New Jersey Resources Corp. .....      11,800        552,240
    NUI Corp. ......................      21,600        511,920
    Otter Tail Power Co. ...........         500         14,570
    Pennichuck Corp. ...............         400         10,800
    RGC Resources, Inc. ............         300          6,003
    SJW Corp. ......................      15,500      1,321,995
    South Jersey Industries,
      Inc. .........................       8,500        277,100
    Southwest Water Co. ............       9,700        136,964
    Southwestern Energy Co.*........      24,400        253,760
    The Laclede Group, Inc. ........      12,000        286,800
    U.S. Energy Systems, Inc.*......      14,100         64,296
    UGI Corp. ......................      28,000        845,600

                                        SHARES        VALUE
                                        ------        -----
    UIL Holdings Corp. .............      12,800   $    656,640
    Unisource Energy Corp. .........      42,000        763,980
    Unitil Corp. ...................         600         14,040
    Western Resources, Inc. ........     125,000      2,150,000
    WPS Resources Co. ..............      30,000      1,096,500
    York Water Co. .................       1,452         42,472
                                                   ------------
                                                     21,956,879
                                                   ------------
TOTAL COMMON STOCK (Cost
  $443,136,330).....................                450,637,585
                                                   ------------
PREFERRED STOCK -- 0.0%
CHEMICALS
    Sequa Corp. $5.00
    (Cost $247,055).................       3,100        248,310
                                                   ------------
                                         PAR
                                        (000)
                                        -----
U.S. TREASURY OBLIGATIONS -- 7.1%
    U S Treasury Bills
      1.64%, 01/10/02...............  $    1,000        999,590
      1.61%, 01/24/02...............       3,500      3,496,400
      1.735%, 03/07/02..............       1,706      1,700,574
      1.67%, 03/14/02...............       3,816      3,803,078
      1.68%, 03/14/02...............       8,032      8,004,637
      1.685%, 03/21/02..............      20,081     20,005,807
                                                   ------------
    (Cost $38,011,660)..............                 38,010,086
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 9.7%
    Temporary Investment Cash
      Fund..........................  26,215,978     26,215,978
    Temporary Investment Fund.......  26,215,978     26,215,978
                                                   ------------
    (Cost $52,431,956)..............                 52,431,956
                                                   ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $533,827,001)...............                541,327,937
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.5%)..................                 (2,849,427)
                                                   ------------
NET ASSETS -- 100.0%................               $538,478,510
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 91.6%
ADVERTISING -- 1.0%
    Omnicom Group, Inc.sec.........    143,518   $   12,823,333
                                                 --------------
AEROSPACE -- 7.7%
    Embraer Aircraft Corp. [ADR]...    257,056        5,688,649
    General Dynamics Corp. ........    572,485       45,592,706
    Lockheed Martin Corp. .........    973,572       45,436,605
                                                 --------------
                                                     96,717,960
                                                 --------------
AIRLINES -- 3.0%
    SkyWest, Inc. .................    313,386        7,975,674
    Southwest Airlines Co. ........  1,620,018       29,937,932
                                                 --------------
                                                     37,913,606
                                                 --------------
BEVERAGES -- 3.7%
    Anheuser-Busch Companies,
      Inc. ........................    205,563        9,293,503
    PepsiCo, Inc...................    750,108       36,522,759
                                                 --------------
                                                     45,816,262
                                                 --------------
CABLE TELEVISION -- 2.8%
    Comcast Corp. Cl-A*sec.........    981,079       35,318,844
                                                 --------------
COMPUTER HARDWARE -- 2.9%
    International Business Machines
      Corp. .......................    297,644       36,003,018
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 6.5%
    Cisco Systems, Inc.*...........  1,753,562       31,757,008
    Microsoft Corp.*sec............    565,956       37,494,584
    Siebel Systems, Inc.*sec.......    440,970       12,338,341
                                                 --------------
                                                     81,589,933
                                                 --------------
CONGLOMERATES -- 3.8%
    Tyco International Ltd.sec.....    809,854       47,700,401
                                                 --------------
CONSTRUCTION -- 0.5%
    MDC Holdings, Inc. ............    157,206        5,940,815
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 3.7%
    Estee Lauder Companies, Inc.
      Cl-Asec......................     94,698        3,036,018
    Johnson & Johnson Co. .........    724,286       42,805,302
                                                 --------------
                                                     45,841,320
                                                 --------------
ENTERTAINMENT & LEISURE -- 0.1%
    Mandalay Resort Group*.........     79,103        1,692,804
                                                 --------------
FINANCIAL-BANK & TRUST -- 2.4%
    MBNA Corp.sec..................    489,512       17,230,822
    Northern Trust Corp.sec........    219,523       13,219,675
                                                 --------------
                                                     30,450,497
                                                 --------------
FINANCIAL SERVICES -- 16.9%
    Citigroup, Inc. ...............  1,257,030       63,454,875
    Fannie Mae.....................    506,228       40,245,126
    Lehman Brothers Holdings,
      Inc.sec. ....................    549,597       36,713,080
    USA Education, Inc. ...........    638,964       53,685,755
    Washington Mutual, Inc.sec.....    506,097       16,549,372
                                                 --------------
                                                    210,648,208
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
FOOD -- 3.9%
    Kraft Foods, Inc. Cl-A.........    792,244   $   26,960,063
    Unilever NV NY Reg.sec.........    385,511       22,209,289
                                                 --------------
                                                     49,169,352
                                                 --------------
HEALTHCARE SERVICES -- 10.2%
    Quest Diagnostic, Inc.*sec.....    252,160       18,082,394
    Tenet Healthcare Corp.*sec.....    943,927       55,427,393
    UnitedHealth Group, Inc. ......    772,579       54,675,416
                                                 --------------
                                                    128,185,203
                                                 --------------
HOTELS & MOTELS -- 2.2%
    Four Seasons Hotels,
      Inc.sec......................    561,121       26,238,017
    MGM Grand, Inc.*sec............     52,350        1,511,345
                                                 --------------
                                                     27,749,362
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    InterMune, Inc.*sec............     98,604        4,857,233
                                                 --------------
PHARMACEUTICALS -- 0.3%
    Forest Laboratories,
      Inc.*sec.....................     50,412        4,131,263
                                                 --------------
RAILROADS -- 0.3%
    Union Pacific Corp.sec.........     55,560        3,166,920
                                                 --------------
RETAIL & MERCHANDISING -- 14.3%
    Costco Wholesale Corp.*sec.....    997,280       44,259,286
    Home Depot, Inc. ..............  1,092,808       55,744,137
    Tiffany & Co.sec...............  1,299,093       40,882,457
    Wal-Mart Stores, Inc.sec.......    654,965       37,693,236
                                                 --------------
                                                    178,579,116
                                                 --------------
SEMICONDUCTORS -- 1.0%
    Applied Materials, Inc.*sec....    304,676       12,217,508
                                                 --------------
TELECOMMUNICATIONS -- 2.8%
    L-3 Communications Holdings,
      Inc.*sec.....................     81,901        7,371,090
    QUALCOMM, Inc.*sec.............    525,020       26,513,510
    Vodafone Group PLC [ADR]sec....     44,874        1,152,364
                                                 --------------
                                                     35,036,964
                                                 --------------
TRANSPORTATION -- 1.2%
    FedEx Corp.*sec................    290,576       15,075,083
                                                 --------------
TOTAL COMMON STOCK
  (Cost $1,017,656,470)............               1,146,625,005
                                                 --------------
FOREIGN STOCK -- 3.8%
AUTOMOBILE MANUFACTURERS -- 3.3%
    Bayerische Motoren Werke
      AG -- (DEM)..................    779,536       27,173,262
    Porsche AG -- (DEM)............     38,844       14,764,677
                                                 --------------
                                                     41,937,939
                                                 --------------
BEVERAGES -- 0.5%
    Heineken NV -- (NLG)...........    154,825        5,871,142
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $46,488,130)...............                  47,809,081
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)         VALUE
                                       -----         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.6%
    Federal Home Loan Bank
      1.43%, 01/02/02
    (Cost $57,697,708).............  $  57,700   $   57,697,708
                                                 --------------
                                      SHARES
                                      ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      9,769            9,769
    Temporary Investment Fund......      9,768            9,768
                                                 --------------
    (Cost $19,537).................                      19,537
                                                 --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,121,861,845)............               1,252,151,331
OTHER ASSETS LESS
  LIABILITIES -- 0.0%..............                     275,802
                                                 --------------
NET ASSETS -- 100.0%...............              $1,252,427,133
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 93.2%
APARTMENT/RESIDENTIAL -- 12.9%
    Apartment Investment & Management
      Co. Cl-A [REIT]................     49,100   $  2,245,343
    Avalonbay Communities, Inc.
      [REIT].........................    157,400      7,446,594
    Equity Residential Properties
      Trust [REIT]sec................    151,000      4,335,210
    Essex Property Trust, Inc.
      [REIT].........................     62,300      3,078,243
    Gables Residential Trust
      [REIT].........................      4,000        118,400
    Summit Properties, Inc.[REIT]....     33,500        838,170
                                                   ------------
                                                     18,061,960
                                                   ------------
DIVERSIFIED -- 0.7%
    Cresent Real Estate Equities Co.
      [REIT].........................     50,300        910,933
                                                   ------------
HEALTH CARE -- 4.4%
    Health Care Property Investors,
      Inc. [REIT]....................     96,800      3,505,128
    Nationwide Health Properties,
      Inc. [REIT]....................    142,400      2,661,456
                                                   ------------
                                                      6,166,584
                                                   ------------
HOTELS & MOTELS -- 2.2%
    FelCor Lodging Trust, Inc.
      [REIT].........................     38,700        646,677
    Host Marriott Corp. [REIT].......    123,800      1,114,200
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]sec......     43,800      1,307,430
                                                   ------------
                                                      3,068,307
                                                   ------------
INDUSTRIAL -- 10.3%
    AMB Property Corp. [REIT] 144A...    250,600      6,515,600
    Prologis Trust [REIT]sec.........    363,800      7,825,338
                                                   ------------
                                                     14,340,938
                                                   ------------
OFFICE -- 23.9%
    Arden Realty, Inc. [REIT]........    285,300      7,560,450
    CarrAmerica Realty Corp.
      [REIT].........................    138,300      4,162,830
    Equity Office Properties Trust
      [REIT].........................    288,479      8,677,448
    Mack-Cali Realty Corp. [REIT]....     59,900      1,858,098
    Vornado Realty Trust [REIT]......    267,300     11,119,680
                                                   ------------
                                                     33,378,506
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
OFFICE/INDUSTRIAL -- 14.9%
    Boston Properties, Inc. [REIT]...    233,200   $  8,861,600
    Kilroy Realty Corp. [REIT].......    122,800      3,225,956
    Liberty Property Trust [REIT]....     30,700        916,395
    Reckson Associates Realty Corp.
      [REIT]sec......................    141,800      3,312,448
    SL Green Realty Corp.
      [REIT]sec......................    148,000      4,545,080
                                                   ------------
                                                     20,861,479
                                                   ------------
REAL ESTATE -- 7.2%
    Archstone-Smith Trust
      [REIT]sec......................    305,920      8,045,696
    Chelsea Property Group,
      Inc.[REIT].....................     41,500      2,037,650
                                                   ------------
                                                     10,083,346
                                                   ------------
REGIONAL MALL -- 16.7%
    CBL & Associates Properties, Inc.
      [REIT].........................     86,000      2,709,000
    Developers Diversified Realty
      Corp. [REIT]...................     68,300      1,304,530
    General Growth Properties, Inc.
      [REIT]sec......................    179,200      6,952,960
    Rouse Co. [REIT]sec..............    130,600      3,825,274
    Simon Property Group, Inc.
      [REIT].........................    241,700      7,089,061
    Taubman Centers, Inc. [REIT].....     97,900      1,453,815
                                                   ------------
                                                     23,334,640
                                                   ------------
TOTAL COMMON STOCK
  (Cost $124,479,263)................               130,206,693
                                                   ------------

FOREIGN STOCK -- 3.4%
DIVERSIFIED
    Brookfield Properties
      Corp.-- (CAD)
    (Cost $4,235,314)................    272,300      4,728,651
                                                   ------------

SHORT-TERM INVESTMENTS -- 2.7%
    Temporary Investment Cash Fund...  1,879,895      1,879,895
    Temporary Investment Fund........  1,879,895      1,879,895
                                                   ------------
    (Cost $3,759,790)................                 3,759,790
                                                   ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $132,474,367)................               138,695,134
OTHER ASSETS LESS
  LIABILITIES -- 0.7%................                   935,614
                                                   ------------
NET ASSETS -- 100.0%.................              $139,630,748
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 97.4%
ADVERTISING -- 1.4%
    Advo, Inc.*sec..................      96,706   $  4,158,357
    DoubleClick, Inc.*sec...........     112,870      1,279,946
    Getty Images, Inc.*.............      33,223        763,465
                                                   ------------
                                                      6,201,768
                                                   ------------
AEROSPACE -- 0.7%
    Ducommun, Inc.*.................     100,200      1,112,220
    Herley Industries, Inc.*........      70,633      1,200,761
    Raytheon Co. ...................      21,725        705,411
                                                   ------------
                                                      3,018,392
                                                   ------------
AIRLINES -- 0.5%
    AirTran Holdings, Inc.*.........     240,827      1,589,458
    Southwest Airlines Co.sec.......      29,754        549,854
                                                   ------------
                                                      2,139,312
                                                   ------------
AUTOMOTIVE PARTS -- 1.8%
    American Axle & Manufacturing
      Holdings, Inc.*...............      19,333        413,340
    Delphi Automotive Systems
      Corp. ........................      48,515        662,715
    Eaton Corp. ....................      22,740      1,692,083
    Lear Corp.*.....................      22,568        860,744
    Superior Industries
      International, Inc. ..........      23,423        942,776
    Tower Automotive, Inc.*.........      33,006        298,044
    Visteon Corp. ..................     116,089      1,745,978
    Wabash National Corp. ..........     144,740      1,128,972
                                                   ------------
                                                      7,744,652
                                                   ------------
BROADCASTING -- 1.0%
    Belo Corp. Cl-A.................      32,512        609,600
    Media General, Inc. ............      78,151      3,894,264
                                                   ------------
                                                      4,503,864
                                                   ------------
BUILDING MATERIALS -- 1.1%
    American Standard Companies,
      Inc.*.........................       7,421        506,335
    Clayton Homes, Inc. ............     176,643      3,020,595
    Hughes Supply, Inc. ............      39,099      1,206,986
                                                   ------------
                                                      4,733,916
                                                   ------------
BUSINESS SERVICES -- 1.9%
    Ingram Micro, Inc. Cl-A*........     475,822      8,241,237
                                                   ------------
CAPITAL GOODS -- 0.6%
    Harsco Corp. ...................      73,171      2,509,765
                                                   ------------
CHEMICALS -- 3.1%
    Agrium, Inc.*...................     189,316      2,006,750
    Albemarle Corp. ................      64,850      1,556,400
    Cytec Industries, Inc.*.........      43,378      1,171,206
    Eastman Chemical Co. ...........      14,233        555,372
    Potash Corp. of Saskatchewan,
      Inc. .........................      41,323      2,536,405
    PPG Industries, Inc.sec.........      22,799      1,179,164
    TETRA Technologies, Inc.*.......      91,050      1,907,498
    The Lubrizol Corp. .............      68,227      2,394,085
                                                   ------------
                                                     13,306,880
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CLOTHING & APPAREL -- 2.7%
    AnnTaylor Stores Corp.*.........      20,703   $    724,605
    Jones Apparel Group, Inc.*......      17,529        581,437
    Kellwood Co. ...................      55,454      1,331,451
    Liz Claiborne, Inc. ............       6,761        336,360
    Ross Stores, Inc. ..............     118,845      3,812,547
    Tropical Sportswear
      International Corp.*..........     150,771      2,826,956
    Urban Outfitters, Inc.*.........      81,101      1,956,156
                                                   ------------
                                                     11,569,512
                                                   ------------
COMPUTER HARDWARE -- 1.6%
    Hutchinson Technology, Inc.*....     168,177      3,905,070
    Maxtor Corp.*sec................     482,432      3,058,619
                                                   ------------
                                                      6,963,689
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    GTECH Holdings Corp.*...........      56,147      2,542,898
                                                   ------------
CONGLOMERATES -- 0.2%
    Johnson Controls, Inc. .........      13,351      1,078,093
                                                   ------------
CONSTRUCTION -- 0.7%
    Beazer Homes USA, Inc.*.........      17,460      1,277,548
    D.R. Horton, Inc.sec............      33,812      1,097,538
    Lennar Corp.sec.................      17,116        801,371
                                                   ------------
                                                      3,176,457
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.9%
    Alberto Culver Co. Cl-B.........      17,904        699,867
    Estee Lauder Companies, Inc.
      Cl-A..........................      10,937        350,640
    Fortune Brands, Inc. ...........      62,876      2,489,262
    Oneida Ltd. ....................      87,116      1,128,152
    Pittston Brink's Group..........      26,071        576,169
    Salton, Inc.*sec................      77,996      1,472,564
    Tupperware Corp. ...............      29,663        571,013
    UST, Inc. ......................      24,849        869,715
                                                   ------------
                                                      8,157,382
                                                   ------------
CONTAINERS & PACKAGING -- 1.2%
    Packaging Corp. of America*.....     151,687      2,753,119
    Sonoco Products Co. ............      94,111      2,501,470
                                                   ------------
                                                      5,254,589
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Arrow Electronics, Inc.*sec.....      56,023      1,675,088
    Baldor Electric Co. ............      25,712        537,381
    Caliper Technologies Corp.*.....      45,230        706,040
    Franklin Electric Co., Inc. ....       4,726        387,532
    General Cable Corp. ............     104,987      1,375,330
    Intertan, Inc.*.................      95,783      1,203,034
    KEMET Corp.*....................      37,522        666,016
    Opticnet, Inc.*.................      20,300              0
    Parker-Hannifin Corp. ..........      52,428      2,406,969
    Pentair, Inc. ..................      40,001      1,460,437
    Solectron Corp.*................      68,583        773,616
    Synopsys, Inc.*sec..............      33,180      1,959,943
    UCAR International, Inc.*.......     291,020      3,113,914
    Vishay Intertechnology,
      Inc.*sec......................     232,317      4,530,181
                                                   ------------
                                                     20,795,481
                                                   ------------

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
ENTERTAINMENT & LEISURE -- 1.2%
    Harrah's Entertainment, Inc.*...      69,791   $  2,582,964
    Station Casinos, Inc.*sec.......     130,824      1,463,921
    Topps, Inc.*....................     102,771      1,248,668
                                                   ------------
                                                      5,295,553
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.3%
    Casella Waste Systems, Inc.*....     171,548      2,540,626
    Republic Services, Inc.*........     152,921      3,053,832
                                                   ------------
                                                      5,594,458
                                                   ------------
FINANCIAL-BANK & TRUST -- 8.5%
    Colonial Bancgroup, Inc. .......     229,988      3,240,531
    Comerica, Inc.sec...............      50,186      2,875,658
    Community First Bankshares,
      Inc. .........................     147,235      3,782,467
    Corus Bankshares, Inc. .........      41,430      1,880,922
    GBC Bancorp.....................      61,582      1,816,669
    GreenPoint Financial Corp. .....      44,383      1,586,692
    KeyCorp.........................     125,390      3,051,993
    Pacific Century Financial
      Corp. ........................     169,642      4,392,030
    Silicon Valley Bancshares*......      98,079      2,621,652
    Southtrust Corp. ...............      90,695      2,237,446
    Sovereign Bancorp, Inc.sec......     176,022      2,154,509
    Susquehanna Bancshares, Inc. ...      94,620      1,972,827
    Union BanCal Corp. .............      40,763      1,548,994
    Wilmington Trust Corp. .........      61,280      3,879,637
                                                   ------------
                                                     37,042,027
                                                   ------------
FINANCIAL SERVICES -- 5.6%
    Alliance Capital Management
      Holding Co. ..................      22,970      1,109,910
    AMBAC Financial Group, Inc. ....      12,186        705,082
    American Capital Strategies
      Ltd. .........................      22,969        651,171
    Bear Stearns Co., Inc. .........      19,373      1,136,033
    BlackRock, Inc.*................      28,478      1,187,533
    Countrywide Credit Industries,
      Inc. .........................      31,826      1,303,911
    LaBranche & Co., Inc.*sec.......      18,467        636,373
    Metris Companies, Inc.sec.......     184,011      4,730,923
    Midcap SPDR Trust Series I
      Fund..........................      70,342      6,520,704
    Sky Financial Group, Inc. ......     143,368      2,916,105
    Washington Federal, Inc. .......     130,535      3,365,192
                                                   ------------
                                                     24,262,937
                                                   ------------
FOOD -- 2.8%
    Archer Daniels Midland Co. .....     117,881      1,691,592
    ConAgra, Inc.sec................     134,942      3,207,571
    Corn Products International,
      Inc. .........................      86,329      3,043,097
    Interstate Bakeries Corp. ......      29,197        705,983
    SUPERVALU, Inc.sec..............     163,513      3,616,909
                                                   ------------
                                                     12,265,152
                                                   ------------
FURNITURE -- 0.6%
    Ethan Allen Interiors, Inc. ....      16,821        699,585
    Furniture Brands International,
      Inc.*.........................      52,536      1,682,203
                                                   ------------
                                                      2,381,788
                                                   ------------
HEALTHCARE SERVICES -- 3.2%
    Beverly Enterprises, Inc.*......     340,034      2,924,292
    Health Management Associates,
      Inc. Cl-A*....................      70,679      1,300,494

                                        SHARES        VALUE
                                        ------        -----
    Health Net, Inc.*...............      63,978   $  1,393,441
    Humana, Inc.*sec................     333,172      3,928,098
    Manor Care, Inc.*...............      64,883      1,538,376
    NDCHealth Corp. ................      39,471      1,363,723
    Tenet Healthcare Corp.*sec......      24,939      1,464,418
                                                   ------------
                                                     13,912,842
                                                   ------------
HOTELS & MOTELS -- 0.5%
    Hospitality Properties Trust
      [REIT]........................      29,577        872,522
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]sec.....      39,335      1,174,149
                                                   ------------
                                                      2,046,671
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Lydall, Inc.*...................     193,293      1,932,930
    Maverick Tube Corp.*............     100,483      1,301,255
    Mueller Industries, Inc.*.......      33,247      1,105,463
                                                   ------------
                                                      4,339,648
                                                   ------------
INSURANCE -- 6.1%
    Allmerica Financial Corp. ......      22,171        987,718
    Annuity and Life Reinsurance
      Ltd. .........................      57,327      1,439,481
    AON Corp.sec....................     100,337      3,563,970
    Commerce Group, Inc. ...........      49,508      1,865,957
    Everest Reinsurance Group
      Ltd. .........................      19,114      1,351,360
    Horace Mann Educators Corp. ....      95,343      2,023,178
    IPC Holdings Ltd.*..............      82,156      2,431,818
    Old Republic International
      Corp. ........................      99,430      2,785,034
    St. Paul Companies, Inc.sec.....      31,024      1,364,125
    The Principal Financial Group,
      Inc.*sec......................      34,368        824,832
    Willis Group Holdings
      Ltd.*sec......................      37,953        893,793
    XL Capital Ltd. Cl-Asec.........      14,974      1,368,025
    Zenith National Insurance
      Corp. ........................     192,465      5,377,472
                                                   ------------
                                                     26,276,763
                                                   ------------
INTERNET SERVICES -- 0.4%
    WebMD Corp.*....................     250,925      1,771,531
                                                   ------------
MACHINERY & EQUIPMENT -- 2.9%
    AGCO Corp. .....................     231,158      3,647,674
    Deere & Co. ....................      70,496      3,077,856
    Denison International PLC
      [ADR]*........................      35,175        582,498
    Milacron, Inc. .................     130,840      2,068,580
    Pall Corp. .....................     109,790      2,641,547
    Stanley Works Co. ..............       7,941        369,812
                                                   ------------
                                                     12,387,967
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.7%
    Haemonetics Corp.*..............      47,742      1,619,409
    Molecular Devices Corp.*........      64,429      1,344,633
                                                   ------------
                                                      2,964,042
                                                   ------------

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
METALS & MINING -- 1.9%
    Circor International, Inc. .....      40,869   $    754,033
    Commercial Metals Co. ..........     118,984      4,162,061
    Nucor Corp. ....................      23,025      1,219,404
    Phelps Dodge Corp.sec...........      16,294        527,926
    Schnitzer Steel Industries, Inc.
      Cl-A..........................      31,794        433,988
    Wolverine Tube, Inc.*...........      88,507      1,004,554
                                                   ------------
                                                      8,101,966
                                                   ------------
OFFICE EQUIPMENT -- 0.7%
    Aaron Rents, Inc. ..............      49,013        798,912
    Herman Miller, Inc. ............      67,646      1,600,504
    IDEX Corp. .....................      12,285        423,833
                                                   ------------
                                                      2,823,249
                                                   ------------
OIL & GAS -- 4.8%
    Cal Dive International, Inc.*...      68,492      1,690,383
    KeySpan Corp. ..................      78,773      2,729,484
    Noble Drilling Corp.*...........      43,835      1,492,143
    Northwest Natural Gas Co. ......     123,147      3,140,249
    Ocean Energy, Inc.sec...........     192,475      3,695,520
    Patterson-UTI Energy, Inc.*.....      85,116      1,984,054
    Pioneer Natural Resources
      Co.*..........................     199,836      3,848,841
    Swift Energy Co.*...............     102,410      2,068,682
                                                   ------------
                                                     20,649,356
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Caraustar Industries, Inc. .....     366,094      2,537,032
    Plum Creek Timber Co., Inc. ....      82,027      2,325,465
                                                   ------------
                                                      4,862,497
                                                   ------------
PERSONAL SERVICES -- 0.5%
    Cornell Companies, Inc.*........     125,784      2,220,088
                                                   ------------
PHARMACEUTICALS -- 0.4%
    KOS Pharmaceuticals, Inc.*......      21,007        726,842
    Mylan Laboratories, Inc.sec.....      27,728      1,039,800
                                                   ------------
                                                      1,766,642
                                                   ------------
PRINTING & PUBLISHING -- 0.2%
    Dow Jones & Co., Inc. ..........      12,267        671,373
                                                   ------------
RAILROADS -- 0.4%
    Burlington Northern Santa Fe
      Corp. ........................      31,647        902,889
    Union Pacific Corp.sec..........      12,942        737,694
                                                   ------------
                                                      1,640,583
                                                   ------------
REAL ESTATE -- 8.3%
    Archstone-Smith Trust [REIT]....      19,476        512,219
    Brandywine Realty Trust
      [REIT]........................      64,057      1,349,681
    Colonial Properties Trust
      [REIT]........................      70,194      2,186,543
    Correctional Properties Trust
      [REIT]........................     122,817      2,075,607
    Cousins Properties, Inc.
      [REIT]........................     139,834      3,406,356
    Developers Diversified Realty
      Corp. [REIT]..................      71,267      1,361,200
    Duke-Weeks Realty Corp.
      [REIT]........................      74,445      1,811,247
    Entertainment Properties Trust
      [REIT]........................      16,283        315,076

                                        SHARES        VALUE
                                        ------        -----
    Equity Residential Properties
      Trust [REIT]..................      34,497   $    990,409
    Health Care Property Investors,
      Inc. [REIT]...................      38,058      1,378,080
    Healthcare Realty Trust, Inc.
      [REIT]........................      48,734      1,364,552
    Liberty Property Trust [REIT]...     145,291      4,336,936
    Macerich Co. [REIT].............      41,047      1,091,850
    Pan Pacific Retail Properties,
      Inc. [REIT]...................      76,966      2,210,464
    Parkway Properties, Inc.
      [REIT]........................      25,697        853,140
    Post Properties, Inc. [REIT]....      30,559      1,085,150
    Prentiss Properties Trust
      [REIT]........................     152,946      4,198,368
    Simon Property Group, Inc.
      [REIT]........................      22,254        652,710
    Storage USA, Inc. [REIT]........      47,158      1,985,352
    Summit Properties, Inc.
      [REIT]........................      54,521      1,364,115
    Taubman Centers, Inc. [REIT]....      95,964      1,425,065
                                                   ------------
                                                     35,954,120
                                                   ------------
RESTAURANTS -- 2.0%
    CBRL Group, Inc. ...............     101,624      2,991,811
    Darden Restaurants, Inc. .......      47,625      1,685,925
    IHOP Corp.*.....................      40,337      1,181,874
    Morton's Restaurant Group,
      Inc.*.........................      66,471        761,093
    Ruby Tuesday, Inc. .............      66,265      1,367,047
    Tricon Global Restaurants,
      Inc.*.........................      15,607        767,864
                                                   ------------
                                                      8,755,614
                                                   ------------
RETAIL & MERCHANDISING -- 5.8%
    Brookstone, Inc.*...............     216,805      2,543,123
    Charming Shoppes, Inc.*.........     695,403      3,692,590
    Circuit City Stores, Inc.sec....      32,879        853,210
    Elizabeth Arden, Inc.*..........      30,748        469,522
    Federated Department Stores,
      Inc.*sec......................      16,545        676,691
    Good Guys, Inc.*................     165,541        658,853
    Lithia Motors, Inc.*............     135,185      2,798,330
    May Department Stores Co.sec....      22,731        840,592
    Pier 1 Imports, Inc. ...........     197,194      3,419,344
    Shopko Stores, Inc.*............     291,170      2,766,115
    TJX Companies, Inc.sec..........      31,257      1,245,904
    Toys 'R' Us, Inc.*sec...........     104,014      2,157,250
    Tuesday Morning Corp.*..........     124,190      2,246,597
    Zale Corp.*.....................      15,500        649,140
                                                   ------------
                                                     25,017,261
                                                   ------------
SEMICONDUCTORS -- 1.2%
    Entegris, Inc.*.................     233,179      2,555,642
    Fairchild Semiconductor
      International, Inc.*..........      67,279      1,897,268
    NeoMagic Corp.*.................     198,462        698,586
                                                   ------------
                                                      5,151,496
                                                   ------------
TELECOMMUNICATIONS -- 0.7%
    Belden Corp. ...................     106,797      2,515,069
    Tellabs, Inc.*..................      33,957        510,374
                                                   ------------
                                                      3,025,443
                                                   ------------

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
TRANSPORTATION -- 1.4%
    Arkansas Best Corp.*............      55,596   $  1,602,277
    Heartland Express, Inc.*........      77,233      2,144,760
    Landstar Systems, Inc.*.........      15,384      1,115,494
    Teekay Shipping Corp. ..........      21,148        737,008
    Werner Enterprises, Inc. .......      15,497        376,577
                                                   ------------
                                                      5,976,116
                                                   ------------
UTILITIES -- 7.4%
    Allete Corp. ...................      43,353      1,092,496
    American Electric Power Co.,
      Inc.sec.......................      13,949        607,200
    Atmosphere Energy Corp. ........      38,837        825,286
    El Paso Electric Co.*...........     140,162      2,032,349
    Energy East Corp. ..............     297,438      5,648,348
    Entergy Corp. ..................      51,759      2,024,294
    Exelon Corp.sec.................      14,324        685,833
    FirstEnergy Corp. ..............     106,781      3,735,199
    PNM Resources, Inc. ............      83,490      2,333,546
    PPL Corp. ......................      65,743      2,291,144
    Reliant Resources, Inc.*sec.....     174,415      2,879,592
    Sempra Energy Co. ..............      35,219        864,626
    Sierra Pacific Resources
      Corp.sec......................     384,101      5,780,719
    Unisource Energy Corp. .........      56,831      1,033,756
                                                   ------------
                                                     31,834,388
                                                   ------------
TOTAL COMMON STOCK
  (Cost $398,584,318)...............                420,929,458
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
SHORT-TERM INVESTMENTS -- 6.4%
    Temporary Investment Cash
      Fund..........................  13,917,986   $ 13,917,986
    Temporary Investment Fund.......  13,917,986     13,917,986
                                                   ------------
    (Cost $27,835,972)..............                 27,835,972
                                                   ------------
TOTAL INVESTMENTS -- 103.8%
  (Cost $426,420,290)...............                448,765,430
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.8%)..................                (16,254,494)
                                                   ------------
NET ASSETS -- 100.0%................               $432,510,936
                                                   ============

$1,337,250 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                          EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                 MONTH      CONTRACTS   APPRECIATION
-----------               ----------   ---------   ------------
Russell 2000............    03/02         23         $20,790
                                                     =======

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 98.0%
ADVERTISING -- 0.3%
    Omnicom Group, Inc. .............     23,000   $  2,055,050
                                                   ------------
AEROSPACE -- 2.0%
    Boeing Co. ......................     90,800      3,521,224
    Goodrich (B.F.) Corp.sec.........    111,100      2,957,482
    Honeywell International, Inc. ...     47,900      1,619,978
    Lockheed Martin Corp. ...........     59,300      2,767,531
    Raytheon Co. ....................     51,700      1,678,699
                                                   ------------
                                                     12,544,914
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ..................     80,000      1,257,600
    General Motors Corp.sec..........     97,000      4,714,200
                                                   ------------
                                                      5,971,800
                                                   ------------
AUTOMOTIVE PARTS -- 1.4%
    Eaton Corp. .....................     35,000      2,604,350
    Genuine Parts Co. ...............     15,119        554,867
    Goodyear Tire & Rubber Co.sec....    105,600      2,514,336
    TRW, Inc.sec.....................     75,000      2,778,000
                                                   ------------
                                                      8,451,553
                                                   ------------
BEVERAGES -- 1.8%
    Anheuser-Busch Companies,
      Inc. ..........................     21,400        967,494
    Coca-Cola Co. ...................    133,500      6,294,525
    Coca-Cola Enterprises,
      Inc.sec........................    100,000      1,894,000
    PepsiCo, Inc. ...................     44,100      2,147,229
                                                   ------------
                                                     11,303,248
                                                   ------------
BUILDING MATERIALS -- 0.4%
    The Sherwin-Williams Co. ........     87,600      2,409,000
                                                   ------------
BUSINESS SERVICES -- 0.7%
    First Data Corp. ................     12,800      1,004,160
    Parametric Technology Corp.*.....     62,600        488,906
    Paychex, Inc.....................     75,100      2,631,504
                                                   ------------
                                                      4,124,570
                                                   ------------
CHEMICALS -- 1.7%
    Air Products & Chemicals,
      Inc. ..........................     39,500      1,852,945
    Dow Chemical Co. ................    131,800      4,452,204
    DuPont, (E.I.) de Nemours &
      Co. ...........................     45,400      1,929,954
    FMC Corp.*.......................     40,000      2,380,000
                                                   ------------
                                                     10,615,103
                                                   ------------
CLOTHING & APPAREL -- 0.6%
    V.F. Corp.sec....................     95,375      3,720,579
                                                   ------------
COMPUTER HARDWARE -- 4.2%
    Dell Computer Corp.*.............    185,600      5,044,608
    Hewlett-Packard Co. .............    271,460      5,575,788
    International Business Machines
      Corp. .........................    127,900     15,470,784
                                                   ------------
                                                     26,091,180
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
    Automatic Data Processing,
      Inc. ..........................     18,700      1,101,430
    Cisco Systems, Inc.*.............    222,100      4,022,231
    Electronic Data Systems
      Corp.sec.......................     29,600      2,029,080

                                        SHARES        VALUE
                                        ------        -----
    Fiserv, Inc.*....................     77,000   $  3,258,640
    Microsoft Corp.*.................    366,900     24,314,463
    Oracle Corp.*....................    143,600      1,983,116
    Siebel Systems, Inc.*sec.........     15,000        419,700
    Unisys Corp.*....................    150,000      1,881,000
                                                   ------------
                                                     39,009,660
                                                   ------------
CONGLOMERATES -- 4.3%
    Corning, Inc.sec.................    149,800      1,336,216
    Minnesota Mining & Manufacturing
      Co.sec.........................     49,000      5,792,290
    National Service Industries,
      Inc. ..........................    137,800        278,356
    Philip Morris Co., Inc. .........    194,800      8,931,580
    Tyco International Ltd.sec.......    174,500     10,278,050
                                                   ------------
                                                     26,616,492
                                                   ------------
CONSTRUCTION -- 0.5%
    Centex Corp.sec..................     56,700      3,237,003
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 5.1%
    Avon Products, Inc.sec...........     58,000      2,697,000
    Bausch & Lomb, Inc. .............     40,000      1,506,400
    Eastman Kodak Co.sec.............     64,100      1,886,463
    Fortune Brands, Inc. ............     58,900      2,331,851
    Gillette Co.sec..................    100,000      3,340,000
    Johnson & Johnson Co. ...........    145,600      8,604,960
    Newell Rubbermaid, Inc. .........     35,900        989,763
    Procter & Gamble Co. ............     48,800      3,861,544
    Snap-On, Inc. ...................     25,500        858,330
    Tupperware Corp. ................     56,800      1,093,400
    Whirlpool Corp. .................     64,000      4,693,120
                                                   ------------
                                                     31,862,831
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.3%
    Cooper Industries, Inc. .........     72,000      2,514,240
    Emerson Electric Co. ............     14,000        799,400
    General Electric Co. ............    550,600     22,068,048
    Tektronix, Inc. .................     61,400      1,582,892
                                                   ------------
                                                     26,964,580
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.7%
    AOL Time Warner, Inc.*...........    357,200     11,466,120
    Carnival Corp.sec................     28,000        786,240
    The Walt Disney Co. .............    191,900      3,976,168
    Viacom, Inc. Cl-B*...............     14,400        635,760
                                                   ------------
                                                     16,864,288
                                                   ------------
FINANCIAL-BANK & TRUST -- 6.2%
    AmSouth Bancorp..................     40,000        756,000
    Bank of America Corp. ...........    174,500     10,984,775
    Bank One Corp.sec................    172,200      6,724,410
    Charter One Financial, Inc. .....     51,135      1,388,315
    FleetBoston Financial Corp. .....     31,442      1,147,633
    J.P. Morgan Chase & Co. .........     95,080      3,456,158
    KeyCorp..........................     90,000      2,190,600
    MBNA Corp........................     30,600      1,077,120
    National City Corp...............     24,700        722,228
    U.S. Bancorp.....................    167,000      3,495,310

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wachovia Corp.sec................    174,100   $  5,459,776
    Wells Fargo & Co.................     28,600      1,242,670
                                                   ------------
                                                     38,644,995
                                                   ------------
FINANCIAL SERVICES -- 7.7%
    Capital One Financial
      Corp.sec.......................     69,000      3,722,550
    Citigroup, Inc. .................    356,600     18,001,168
    Concord EFS, Inc.*sec............     35,000      1,147,300
    Countrywide Credit Industries,
      Inc............................     27,600      1,130,772
    Fannie Mae.......................     81,900      6,511,050
    Freddie Mac......................     47,400      3,099,960
    Golden West Financial
      Corp.sec.......................     70,700      4,160,695
    Lehman Brothers Holdings,
      Inc. ..........................     34,500      2,304,600
    Merrill Lynch & Co., Inc. .......     41,000      2,136,920
    Morgan Stanley Dean Witter &
      Co. ...........................     23,800      1,331,372
    Washington Mutual, Inc.sec.......    146,925      4,804,448
                                                   ------------
                                                     48,350,835
                                                   ------------
FOOD -- 3.4%
    Archer Daniels Midland Co. ......    128,808      1,848,395
    ConAgra, Inc.sec.................     40,300        957,931
    Heinz, (H.J.) Co. ...............     50,800      2,088,896
    Kellogg Co. .....................     55,000      1,655,500
    Kroger Co.*sec...................    139,400      2,909,278
    Sara Lee Corp....................    166,000      3,690,180
    SUPERVALU, Inc.sec...............    126,900      2,807,028
    Unilever NV NY Reg. .............     95,000      5,472,950
                                                   ------------
                                                     21,430,158
                                                   ------------
HEALTHCARE SERVICES -- 2.3%
    Aetna, Inc.......................     13,100        432,169
    Cardinal Health, Inc.sec.........     22,000      1,422,520
    HCA, Inc.sec.....................     60,000      2,312,400
    Humana, Inc.*....................    125,000      1,473,750
    IMS Health, Inc.sec..............    135,000      2,633,850
    McKesson Corp. ..................     25,000        935,000
    UnitedHealth Group, Inc. ........     58,000      4,104,660
    Wellpoint Health Networks,
      Inc.*..........................      8,000        934,800
                                                   ------------
                                                     14,249,149
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp. .............     62,500        682,500
                                                   ------------
INSURANCE -- 3.6%
    Allstate Corp....................     20,000        674,000
    American International Group,
      Inc. ..........................    121,987      9,685,768
    AON Corp. .......................     35,000      1,243,200
    Chubb Corp.sec...................     45,900      3,167,100
    CIGNA Corp. .....................     31,500      2,918,475
    MetLife, Inc.sec.................     61,900      1,960,992
    Torchmark Corp...................     43,000      1,691,190
    XL Capital Ltd. Cl-A.............      9,500        867,920
                                                   ------------
                                                     22,208,645
                                                   ------------
INTERNET SERVICES -- 0.1%
    BroadVision, Inc.*sec............    242,700        664,998
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
MACHINERY & EQUIPMENT -- 0.7%
    Black & Decker Corp. ............     38,000   $  1,433,740
    Caterpillar, Inc. ...............     60,000      3,135,000
                                                   ------------
                                                      4,568,740
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Abbott Laboratories..............     89,400      4,984,050
    Amgen, Inc.*.....................     28,700      1,619,828
    Bard, (C.R.), Inc. ..............     11,000        709,500
    Medtronic, Inc.sec...............     58,100      2,975,301
                                                   ------------
                                                     10,288,679
                                                   ------------
OIL & GAS -- 5.4%
    Ashland, Inc. ...................     14,000        645,120
    ChevronTexaco Corp. .............     59,238      5,308,317
    Conoco, Inc. ....................    165,300      4,677,990
    Exxon Mobil Corp. ...............    379,400     14,910,420
    Occidental Petroleum Corp. ......     63,600      1,687,308
    Phillips Petroleum Co. ..........     24,000      1,446,240
    Royal Dutch Petroleum Co. .......     98,800      4,843,176
                                                   ------------
                                                     33,518,571
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.8%
    Boise Cascade Corp. .............     24,000        816,240
    Georgia-Pacific Corp.sec.........    128,000      3,534,080
    International Paper Co.sec.......     13,000        524,550
                                                   ------------
                                                      4,874,870
                                                   ------------
PHARMACEUTICALS -- 8.3%
    American Home Products Corp. ....    113,700      6,976,632
    Bristol-Meyers Squibb Co. .......     81,800      4,171,800
    Lilly, (Eli) & Co. ..............     56,400      4,429,656
    Merck & Co., Inc. ...............    153,700      9,037,560
    Pfizer, Inc. ....................    452,600     18,036,110
    Pharmacia Corp.sec...............     89,800      3,829,970
    Schering-Plough Corp. ...........    162,600      5,822,706
                                                   ------------
                                                     52,304,434
                                                   ------------
PRINTING & PUBLISHING -- 1.0%
    Donnelley, (R.R.) & Sons Co. ....     85,000      2,523,650
    Gannett Co., Inc. ...............     52,000      3,495,960
                                                   ------------
                                                      6,019,610
                                                   ------------
RAILROADS -- 0.8%
    Burlington Northern Santa Fe
      Corp. .........................     15,500        442,215
    Norfolk Southern Corp. ..........    240,500      4,408,365
                                                   ------------
                                                      4,850,580
                                                   ------------
RESTAURANTS -- 0.4%
    McDonald's Corp. ................     80,000      2,117,600
    Tricon Global Restaurants,
      Inc.*..........................     13,000        639,600
                                                   ------------
                                                      2,757,200
                                                   ------------
RETAIL & MERCHANDISING -- 5.5%
    Federated Department Stores,
      Inc.*..........................     66,900      2,736,210
    Home Depot, Inc. ................    146,200      7,457,662
    Kohl's Corp.*sec.................     75,000      5,283,000
    May Department Stores Co. .......    115,500      4,271,190

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Sears, Roebuck & Co.sec..........     66,900   $  3,187,116
    Wal-Mart Stores, Inc.............    191,900     11,043,845
                                                   ------------
                                                     33,979,023
                                                   ------------
SEMICONDUCTORS -- 3.4%
    Advanced Micro Devices, Inc.*....    205,000      3,251,300
    Intel Corp. .....................    299,880      9,431,226
    LSI Logic Corp.*.................     25,000        394,500
    Maxim Integrated Products,
      Inc.*..........................     83,000      4,358,330
    Micron Technology, Inc.*.........     30,000        930,000
    Seagate Technology, Inc.
      Rights*........................     33,800              0
    Texas Instruments, Inc. .........    102,558      2,871,624
                                                   ------------
                                                     21,236,980
                                                   ------------
TELECOMMUNICATIONS -- 6.5%
    Alltel Corp. ....................      9,000        555,570
    AT&T Corp. ......................    311,700      5,654,238
    AT&T Wireless Services,
      Inc.*sec.......................    100,305      1,441,383
    BellSouth Corp. .................    111,000      4,234,650
    JDS Uniphase Corp.*..............    115,000      1,003,950
    Motorola, Inc. ..................    100,000      1,502,000
    Qwest Communications
      International, Inc. ...........     32,500        459,225
    SBC Communications, Inc. ........    247,300      9,686,741
    Sprint Corp. (FON Group).........    218,000      4,377,440
    Verizon Communications, Inc. ....    192,200      9,121,812
    WorldCom, Inc.*..................    225,700      3,177,856
                                                   ------------
                                                     41,214,865
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
TRANSPORTATION -- 0.3%
    PACCAR, Inc.sec..................     18,000   $  1,181,160
    Ryder Systems, Inc. .............     40,000        886,000
                                                   ------------
                                                      2,067,160
                                                   ------------
UTILITIES -- 2.5%
    Allegheny Energy, Inc............     58,000      2,100,760
    Ameren Corp.sec..................    103,900      4,394,970
    American Electric Power Co.,
      Inc.sec........................    100,160      4,359,965
    Cinergy Corp.sec.................      3,600        120,348
    FirstEnergy Corp.................     15,000        524,700
    PG&E Corp. ......................     39,800        765,752
    Xcel Energy, Inc.sec.............    108,795      3,017,973
                                                   ------------
                                                     15,284,468
                                                   ------------
TOTAL COMMON STOCK
  (Cost $634,343,387)................               611,038,311
                                                   ------------
SHORT-TERM INVESTMENTS -- 2.2%
    Temporary Investment Cash Fund...  6,884,068      6,884,068
    Temporary Investment Fund........  6,884,067      6,884,067
                                                   ------------
    (Cost $13,768,135)...............                13,768,135
                                                   ------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $648,111,522)................               624,806,446
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%)...................                (1,443,329)
                                                   ------------
NET ASSETS -- 100.0%.................              $623,363,117
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DeAM SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 92.9%
AEROSPACE -- 2.6%
    Alliant Techsystems, Inc.*........   63,100    $  4,871,320
    BE Aerospace, Inc.*...............  300,500       2,755,585
    DRS Technologies, Inc.*...........   88,500       3,155,025
    EDO Corp. ........................  127,800       3,380,310
                                                   ------------
                                                     14,162,240
                                                   ------------
AIRLINES -- 1.3%
    AirTran Holdings, Inc.*...........  145,800         962,280
    Atlantic Coast Airlines Holdings,
      Inc.*...........................   99,300       2,312,704
    Frontier Airlines, Inc.*..........  209,600       3,563,200
                                                   ------------
                                                      6,838,184
                                                   ------------
AUTOMOTIVE PARTS -- 0.4%
    Stewart & Stevenson Services,
      Inc. ...........................  102,500       1,928,025
                                                   ------------
BUILDING MATERIALS -- 0.4%
    American Woodmark Corp. ..........   16,900         908,375
    Insituform Technologies, Inc.*....   57,000       1,458,060
                                                   ------------
                                                      2,366,435
                                                   ------------
BUSINESS SERVICES -- 3.8%
    Clark Bardes, Inc.*...............   80,300       2,025,969
    Corporate Executive Board Co.*....   89,900       3,299,330
    FTI Consulting, Inc.*.............   68,100       2,233,680
    J. D. Edwards & Co.*..............  278,000       4,573,100
    John H. Harland Co................   73,300       1,619,930
    Per-Se Technologies, Inc.*........   28,500         306,375
    Perot Systems Corp.*..............  185,900       3,796,078
    Right Management
      Consultants, Inc.*..............  147,600       2,553,480
                                                   ------------
                                                     20,407,942
                                                   ------------
COMPUTER HARDWARE -- 1.3%
    Black Box Corp.*..................   56,800       3,003,584
    Western Digital Corp.*............  663,900       4,162,653
                                                   ------------
                                                      7,166,237
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 8.7%
    Acclaim Entertainment,
      Inc.*sec........................  736,600       3,903,980
    Activision, Inc.*.................   38,600       1,003,986
    Ansys, Inc.*......................  126,800       3,125,620
    Avocent Corp.*....................   64,100       1,554,425
    CACI International, Inc.*.........   56,500       2,230,903
    Concurrent Computer Corp.*........  261,900       3,889,215
    Dendrite International, Inc.*.....  112,300       1,575,569
    FileNET Corp.*....................   86,100       1,746,969
    Inktomi Corp.*....................  192,070       1,288,790
    Kronos, Inc.*.....................   59,200       2,864,096
    McAfee.com Corp.*.................  125,200       4,245,532
    Midway Games, Inc.*...............  183,100       2,748,331
    MRO Software, Inc.*...............  101,400       2,370,732
    MSC.Software Corp.*...............   84,500       1,318,200
    Netegrity, Inc.*sec...............   48,600         940,896
    NETIQ Corp.*......................   62,600       2,207,276
    Numerical Technologies, Inc.*.....  121,100       4,262,719

                                         SHARES       VALUE
                                         ------       -----
    THQ, Inc.*........................   64,100    $  3,106,927
    Websense, Inc.*...................   54,300       1,741,401
                                                   ------------
                                                     46,125,567
                                                   ------------
CONGLOMERATES -- 0.2%
    Vector Group Ltd.sec..............   40,600       1,333,710
                                                   ------------
CONSTRUCTION -- 0.2%
    Granite Construction, Inc. .......   54,200       1,305,136
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.8%
    Action Performance Companies,
      Inc.*...........................  122,600       3,752,786
    Coinstar, Inc.*...................  135,900       3,397,500
    Dial Corp. .......................  156,900       2,690,835
    Lancaster Colony Corp. ...........   38,900       1,381,339
    Rent-A-Center, Inc.*..............   55,600       1,866,492
    The Scotts Co.*...................   41,300       1,965,880
                                                   ------------
                                                     15,054,832
                                                   ------------
CONTAINERS & PACKAGING -- 0.4%
    Mobile Mini, Inc.*................   49,100       1,920,792
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.4%
    Aeroflex, Inc.*...................  188,200       3,562,626
    Electro Scientific Industries,
      Inc.*...........................  108,200       3,247,082
    Electronics for Imaging, Inc.*....  132,400       2,953,844
    Engineered Support Systems,
      Inc. ...........................   52,400       1,792,604
    FEI Co.*..........................   74,200       2,338,042
    FLIR Systems, Inc.*...............  102,900       3,901,968
    Integrated Circuit Systems,
      Inc.*...........................  180,600       4,079,754
    Itron, Inc.*sec...................  128,500       3,893,550
    Read-Rite Corp.*..................  386,200       2,552,782
    The Titan Corp.*..................  143,100       3,570,345
    The Woodward Governor Co. ........   45,200       2,632,900
                                                   ------------
                                                     34,525,497
                                                   ------------
ENTERTAINMENT & LEISURE -- 3.6%
    Argosy Gaming Co.*................  135,100       4,393,452
    Direct Focus, Inc*sec.............   90,000       2,808,000
    Hollywood Entertainment Corp.*....  316,000       4,515,640
    MTR Gaming Group, Inc.*...........  229,900       3,678,400
    Penn National Gaming, Inc.*.......   64,800       1,966,032
    Speedway Motorsports, Inc.*.......   69,300       1,751,904
                                                   ------------
                                                     19,113,428
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.4%
    TRC Companies, Inc.*..............   41,700       2,085,000
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.8%
    Doral Financial Corp. ............  128,800       4,019,848
    Independent Bank Corp. ...........   22,700         631,060
    New York Community Bancorp,
      Inc. ...........................  217,400       4,971,938
    TrustCo Bank Corp. NY Reg. .......   68,200         857,274
    UCBH Holdings, Inc. ..............  102,100       2,903,724
    United Bankshares, Inc. ..........   61,700       1,780,662
                                                   ------------
                                                     15,164,506
                                                   ------------
FINANCIAL SERVICES -- 1.7%
    Affiliated Managers Group,
      Inc.*...........................   38,900       2,741,672
    IndyMac Bancorp, Inc.*............  125,600       2,936,528

AST DeAM SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    The InterCept Group, Inc.*........   70,500    $  2,883,450
    WFS Financial, Inc.*..............   20,500         492,205
                                                   ------------
                                                      9,053,855
                                                   ------------
FOOD -- 1.4%
    American Italian Pasta Co.
      Cl-A*...........................   44,600       1,874,538
    Fleming Companies, Inc.sec........   83,900       1,552,150
    Hain Celestial Group, Inc.*.......   45,700       1,254,922
    The J.M. Smucker Co. .............   35,900       1,270,142
    United Natural Foods, Inc.*.......   56,700       1,417,500
                                                   ------------
                                                      7,369,252
                                                   ------------
HEALTHCARE SERVICES -- 5.5%
    Accredo Health, Inc.*.............   77,600       3,080,720
    American Healthways, Inc*.........   97,300       3,107,762
    Ameripath, Inc.*..................   99,200       3,175,392
    Apria Healthcare Group, Inc.*.....  138,000       3,448,620
    Gentiva Health Services, Inc.*....  152,900       3,356,155
    LifePoint Hospitals, Inc.*sec.....   87,300       2,971,692
    Mid Atlantic Medical Services,
      Inc.*...........................  126,500       2,871,550
    Renal Care Group, Inc.*...........  154,600       4,962,660
    Stericycle, Inc.*.................   41,000       2,496,080
                                                   ------------
                                                     29,470,631
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.9%
    Donaldson Co., Inc. ..............   80,600       3,130,504
    Maverick Tube Corp.*..............  142,600       1,846,670
    MSC Industrial Direct Co.,
      Inc.*...........................   55,900       1,104,025
    Roper Industries, Inc.sec.........   84,000       4,158,000
                                                   ------------
                                                     10,239,199
                                                   ------------
INSURANCE -- 0.6%
    Brown & Brown, Inc. ..............  116,500       3,180,450
                                                   ------------
INTERNET SERVICES -- 4.7%
    Akamai Technologies, Inc.*sec.....  222,400       1,321,056
    Alloy, Inc*.......................  244,700       5,268,391
    Digital Insight Corp.*............   50,100       1,120,236
    F5 Networks, Inc.*sec.............   39,700         855,138
    Liberate Technologies, Inc.*......   65,800         755,384
    Macromedia, Inc.*.................   81,200       1,445,360
    Oak Technology, Inc.*.............  249,200       3,426,500
    Overture Services, Inc.*..........   60,900       2,157,687
    Priceline.com*....................  232,300       1,351,986
    Secure Computing Corp.*...........   62,400       1,282,320
    Stellent, Inc.*sec................   43,100       1,274,036
    Verity, Inc.*.....................  119,100       2,411,775
    WebEx Communications, Inc.*sec....   99,200       2,465,120
                                                   ------------
                                                     25,134,989
                                                   ------------
MACHINERY & EQUIPMENT -- 1.9%
    AGCO Corp.sec.....................  168,500       2,658,930
    Flowserve Corp.*..................  100,300       2,668,983
    Graco, Inc. ......................   58,300       2,276,615
    Lincoln Electric Holdings,
      Inc. ...........................   44,400       1,085,136
    Manitowoc Company, Inc. ..........   57,300       1,782,030
                                                   ------------
                                                     10,471,694
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
MEDICAL SUPPLIES & EQUIPMENT -- 7.9%
    Charles River Laboratories
      International, Inc.*............  148,100    $  4,958,388
    Diagnostic Products Corp. ........   66,600       2,927,070
    DIANON Systems, Inc*..............   41,300       2,511,040
    Edwards Lifesciences Corp.*.......   75,000       2,072,250
    Fisher Scientific International,
      Inc.*...........................   42,700       1,246,840
    Haemonetics Corp.*................   67,400       2,286,208
    IDEXX Laboratories, Inc.*.........   49,900       1,422,649
    IGEN International, Inc.*sec......   59,200       2,373,920
    Immunomedics, Inc.*...............  205,500       4,163,430
    Integra LifeSciences Holdings*....  175,700       4,627,938
    Intermagnetics General Corp.*.....  143,400       3,714,060
    Mentor Corp. .....................   92,000       2,627,520
    Possis Medical, Inc.*.............   52,100         907,582
    SangStat Medical Corp.*...........  100,700       1,977,748
    STERIS Corp.*.....................  161,500       2,950,605
    SurModics, Inc.*..................   50,500       1,841,230
                                                   ------------
                                                     42,608,478
                                                   ------------
OIL & GAS -- 4.7%
    Carbo Ceramics, Inc. .............   27,700       1,084,732
    Evergreen Resources, Inc.*........   48,200       1,861,002
    Frontier Oil Corp. ...............  132,700       2,208,128
    Houston Exploration Co.*..........   43,200       1,450,656
    Remington Oil & Gas Corp.*........  145,600       2,518,880
    Spinnaker Exploration Co.*........   94,000       3,869,040
    Stone Energy Corp.*...............   58,400       2,306,800
    Tom Brown, Inc.*..................  110,600       2,987,306
    Universal Compression Holdings,
      Inc.*...........................   69,300       2,043,657
    Veritas DGC, Inc.*sec.............  229,700       4,249,450
    Westport Resources Corp*..........   34,800         603,780
                                                   ------------
                                                     25,183,431
                                                   ------------
PERSONAL SERVICES -- 2.7%
    Career Education Corp.*...........  105,400       3,613,112
    Education Management Corp.*.......  107,500       3,896,875
    ITT Educational Services, Inc.*...  126,200       4,652,994
    Sylvan Learning Systems, Inc.*....  113,800       2,511,566
                                                   ------------
                                                     14,674,547
                                                   ------------
PHARMACEUTICALS -- 9.4%
    Albany Molecular Research,
      Inc.*...........................   87,700       2,323,173
    Alpharma, Inc. ...................   43,900       1,161,155
    Array Biopharma, Inc.*............   17,900         265,994
    Atrix Laboratories, Inc.*.........  127,900       2,636,019
    BioMarin Pharmaceutical, Inc.*....   76,300       1,025,472
    Cubist Pharmaceuticals, Inc.*.....   80,900       2,909,164
    Endo Pharmaceuticals Holdings,
      Inc.*...........................  223,800       2,611,746
    Exelixis, Inc.*...................   58,700         975,594
    First Horizon Pharmaceutical
      Corp.*..........................   88,300       2,595,137
    Genta, Inc.*sec...................  157,600       2,242,648
    ILEX Oncology, Inc.*..............  123,700       3,344,848
    Impax Laboratories, Inc.*.........   92,200       1,239,168
    Incyte Genomics, Inc.*............  168,000       3,286,080
    Isis Pharmaceuticals, Inc.*.......  225,100       4,994,969
    KOS Pharmaceuticals, Inc.*........   62,800       2,172,880
    Ligand Pharmaceuticals, Inc. Cl
      B*..............................  186,200       3,332,980
    Perrigo Co.*......................  376,900       4,454,958

AST DeAM SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Pharmaceutical Resources, Inc.*...  145,000    $  4,901,000
    SuperGen, Inc.*...................   54,000         773,280
    Transkaryotic Therapies, Inc.*....   67,400       2,884,720
                                                   ------------
                                                     50,130,985
                                                   ------------
PRINTING & PUBLISHING -- 0.6%
    Lee Enterprises, Inc. ............   90,700       3,298,759
                                                   ------------
REAL ESTATE -- 1.6%
    Alexandria Real Estate Equities,
      Inc. [REIT]*....................   30,900       1,269,990
    CenterPoint Properties Corp.
      [REIT]..........................   25,700       1,279,860
    Chateau Communities, Inc.
      [REIT]..........................   20,000         598,000
    Chelsea Property Group, Inc.
      [REIT]..........................   17,200         844,520
    Cousins Properties, Inc. [REIT]...   53,400       1,300,824
    Essex Property Trust, Inc.
      [REIT]..........................   25,600       1,264,896
    Mills Corp. [REIT]................   51,300       1,358,424
    Washington [REIT].................   32,400         806,436
                                                   ------------
                                                      8,722,950
                                                   ------------
RESTAURANTS -- 1.2%
    Applebee's International, Inc.*...   62,700       2,144,340
    Panera Bread Co. Cl-A*............   57,000       2,966,280
    Papa John's International,
      Inc.*...........................   55,800       1,533,384
                                                   ------------
                                                      6,644,004
                                                   ------------
RETAIL & MERCHANDISING -- 4.3%
    99 Cents Only Stores*.............   76,700       2,922,270
    Electronics Boutique Holdings
      Corp.*..........................   39,900       1,593,606
    Footstar, Inc.*...................   42,800       1,339,640
    Fred's, Inc. .....................   41,300       1,691,648
    FreeMarkets, Inc.*sec.............   76,600       1,836,102
    Group 1 Automotive, Inc.*.........   93,300       2,659,983
    Guitar Center, Inc.*..............   50,500         688,820
    Lands' End, Inc.*.................   41,900       2,101,704
    Michaels Stores, Inc.*............  122,700       4,042,965
    Pier 1 Imports, Inc. .............  107,800       1,869,252
    School Specialty, Inc.*...........   97,700       2,235,376
                                                   ------------
                                                     22,981,366
                                                   ------------
SEMICONDUCTORS -- 3.3%
    Elantec Semiconductor, Inc.*......   74,700       2,868,480
    Globespan, Inc.*..................  348,796       4,516,908
    Kopin Corp.*......................  172,200       2,410,800
    Microsemi Corp.*..................  152,500       4,529,250
    Pixelworks, Inc.*.................  102,700       1,649,362
    Xicor, Inc.*......................  158,000       1,753,800
                                                   ------------
                                                     17,728,600
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
TELECOMMUNICATIONS -- 3.4%
    Commonwealth Telephone
      Enterprises, Inc.*..............   69,500    $  3,162,250
    Intervoice-Brite, Inc.*...........  235,600       3,015,680
    Intrado Inc.*.....................  152,200       4,078,960
    Metro One Telecommunications,
      Inc.*sec........................   96,100       2,907,025
    Rural Cellular Corp.*.............    4,900         109,025
    Silicon Laboratories, Inc.*sec....   77,300       2,605,783
    Tollgrade Communications, Inc.*...   76,100       2,537,935
                                                   ------------
                                                     18,416,658
                                                   ------------
TRANSPORTATION -- 0.4%
    Knight Transportation, Inc.*......  100,950       1,895,841
                                                   ------------
UTILITIES -- 0.4%
    Southwestern Energy Co.*..........   45,600         474,240
    UGI Corp. ........................   55,900       1,688,180
                                                   ------------
                                                      2,162,420
                                                   ------------
TOTAL COMMON STOCK
  (Cost $487,360,707).................              498,865,640
                                                   ------------
                                          PAR
                                         (000)
                                         -----
U.S. TREASURY OBLIGATIONS -- 0.9%
    U.S. Treasury Notes
      5.00%, 08/15/11#
    (Cost $5,176,196).................  $ 5,070       5,058,912
                                                   ------------
TOTAL INVESTMENTS -- 93.8%
  (Cost $492,536,903).................              503,924,552
OTHER ASSETS LESS
  LIABILITIES -- 6.2%.................               33,399,387
                                                   ------------
NET ASSETS -- 100.0%..................             $537,323,939
                                                   ============

# Securities with an aggregate market value of $5,058,912 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                              EXPIRATION    NUMBER OF     UNREALIZED
        DESCRIPTION             MONTH       CONTRACTS    APPRECIATION
---------------------------------------------------------------------
Russell 2000................    03/02          117         $491,400
                                                           ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
FOREIGN STOCK -- 59.7%
AUSTRALIA -- 1.7%
    QBE Insurance Group Ltd. ..........  237,963    $   935,505
                                                    -----------
CANADA -- 1.2%
    BCE, Inc. .........................   30,947        698,133
                                                    -----------
DENMARK -- 1.0%
    Danske Bank AS.....................   34,220        549,132
                                                    -----------
FRANCE -- 9.4%
    Aventis SA.........................    6,010        426,755
    Bouygues SA........................   14,610        478,709
    Carrefour Supermarche SA...........   11,000        571,978
    Clarins SA.........................    5,100        287,894
    Groupe Danone SA...................    2,170        264,700
    L' Air Liquide SA..................    6,190        867,500
    Sanofi SA..........................   12,030        897,602
    Technip-Coflexip SA................    4,117        549,852
    TotalFinaELF SA Cl-B...............    6,410        915,454
                                                    -----------
                                                      5,260,444
                                                    -----------
GERMANY -- 2.0%
    Linde AG...........................   13,960        565,550
    Muenchener Rueckversicherungs-
      Gesellschaft AG 144A.............    2,100        570,192
                                                    -----------
                                                      1,135,742
                                                    -----------
ISRAEL -- 0.0%
    Partner Communications Co. Ltd.
      [ADR]*...........................    3,090         21,167
                                                    -----------
ITALY -- 0.2%
    Snam Rete Gas SPA*.................   50,160        132,644
                                                    -----------
JAPAN -- 6.8%
    Asahi Breweries....................   56,000        503,769
    Canon, Inc. .......................   26,000        894,704
    Chugai Pharmaceutical Co. Ltd. ....   51,100        592,255
    Fast Retailing Co. Ltd. ...........    1,400        124,554
    Honda Motor Co. Ltd. ..............   13,000        518,770
    Nikko Securities Co. Ltd. .........   25,000        111,590
    NTT Mobile Communication Network,
      Inc. ............................       41        481,764
    Ono Pharmaceutical Co. Ltd. .......   10,000        300,626
    Shionogi & Co. Ltd. ...............   16,000        273,463
                                                    -----------
                                                      3,801,495
                                                    -----------
KOREA -- 2.9%
    Korea Telecom Corp. [ADR]..........   12,070        245,383
    Samsung Electronics Co. Ltd. ......    5,600      1,189,493
    SK Telecom Co. Ltd. ...............      900        183,632
                                                    -----------
                                                      1,618,508
                                                    -----------
NETHERLANDS -- 8.2%
    AKZO Nobel NV......................   39,880      1,780,737
    Elsevier NV........................   75,600        893,910
    Philips Electronics NV.............   21,084        626,633
    Unilever NV........................   15,490        908,199
    Vodafone Libertel NV*..............   39,530        363,581
                                                    -----------
                                                      4,573,060
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
PORTUGAL -- 0.4%
    Vodafone Telecel-Comunicacoes
      Pessoais, SA.....................   29,480    $   236,235
                                                    -----------
SINGAPORE -- 0.9%
    DBS Group Holdings Ltd. ...........   68,000        508,205
                                                    -----------
SPAIN -- 2.0%
    Gas Natural SDG SA.................   22,890        381,120
    Iberdrola SA.......................   56,160        731,052
                                                    -----------
                                                      1,112,172
                                                    -----------
SWEDEN -- 1.2%
    Saab AB............................   72,480        687,509
    Syngenta AG*.......................      140          7,207
                                                    -----------
                                                        694,716
                                                    -----------
SWITZERLAND -- 7.5%
    Converium Holding AG*..............    1,660         80,686
    Nestle SA..........................    1,200        255,859
    Novartis AG........................   27,270        985,490
    Swiss Reinsurance..................    4,920        494,877
    Swiss Reinsurance Rights...........    3,150              0
    Syngenta AG Reg.*..................   38,496      1,994,023
    Synthes-Stratec, Inc. 144A*........      550        378,950
                                                    -----------
                                                      4,189,885
                                                    -----------
THAILAND -- 0.5%
    Advance Info Service Public Co,
      Ltd. ............................  295,800        272,526
                                                    -----------
UNITED KINGDOM -- 13.8%
    BOC Group PLC......................   34,140        526,691
    Capital Radio PLC..................   11,970        132,837
    CGU PLC............................   32,789        403,247
    Diageo PLC.........................  154,236      1,762,147
    GlaxoSmithKline PLC................   21,600        541,658
    Next PLC...........................   50,280        654,945
    Reckitt Benckiser PLC..............   64,790        942,962
    Reuters Group PLC..................   47,190        467,031
    Royal Bank of Scotland Group PLC...   32,604        793,402
    Standard Chartered PLC.............   16,600        198,111
    Vodafone Group PLC.................  478,544      1,251,922
                                                    -----------
                                                      7,674,953
                                                    -----------
TOTAL FOREIGN STOCK (Cost
  $33,649,422).........................              33,414,522
                                                    -----------
U.S. STOCK -- 35.8%
BROADCASTING -- 0.4%
    Fox Entertainment Group, Inc.
      Cl-A*............................    8,990        238,505
                                                    -----------
CABLE TELEVISION -- 0.9%
    Charter Communications, Inc.*......   31,110        511,137
                                                    -----------
CHEMICALS -- 3.3%
    Air Products & Chemicals, Inc. ....   13,680        641,729
    Praxair, Inc. .....................   22,040      1,217,709
                                                    -----------
                                                      1,859,438
                                                    -----------

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--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMPUTER HARDWARE -- 1.9%
    Hewlett-Packard Co. ...............   11,210    $   230,253
    International Business Machines
      Corp. ...........................    6,660        805,594
                                                    -----------
                                                      1,035,847
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 1.3%
    BMC Software, Inc.*................   23,800        389,606
    Compaq Computer Corp. .............   18,720        182,707
    Oracle Corp.*......................   12,810        176,906
                                                    -----------
                                                        749,219
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Aramark Corp.*.....................   10,860        292,134
    Estee Lauder Companies, Inc.
      Cl-A.............................    6,700        214,802
                                                    -----------
                                                        506,936
                                                    -----------
FOOD -- 1.5%
    Safeway, Inc.*.....................   19,910        831,243
                                                    -----------
HEALTHCARE SERVICES -- 1.7%
    IMS Health, Inc. ..................   27,760        541,597
    Lincare Holdings, Inc.*............   15,090        432,329
                                                    -----------
                                                        973,926
                                                    -----------
HOTELS & MOTELS -- 0.3%
    Starwood Hotels & Resorts
      Worldwide, Inc. .................    4,800        143,280
                                                    -----------
INSURANCE -- 9.2%
    Ace Ltd. ..........................   17,380        697,807
    Allstate Corp. ....................   21,440        722,528
    CIGNA Corp. .......................   10,940      1,013,590
    Metlife, Inc. .....................   25,650        812,592
    SAFECO Corp. ......................   17,980        560,077
    St. Paul Companies, Inc. ..........   20,060        882,038
    UNUM Corp. ........................   10,350        274,379
    XL Capital Ltd. ...................    1,700        155,312
                                                    -----------
                                                      5,118,323
                                                    -----------
MACHINERY & EQUIPMENT -- 0.7%
    Deere & Co. .......................    8,530        372,420
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Guidant Corp.*.....................   13,410        667,818
                                                    -----------
OIL & GAS -- 2.6%
    Conoco, Inc. ......................   13,720        388,276
    EOG Resources, Inc. ...............    9,420        368,416
    GlobalSantaFe Corp. ...............    9,330        266,092
    Schlumberger Ltd. .................    7,750        425,862
                                                    -----------
                                                      1,448,646
                                                    -----------
PHARMACEUTICALS -- 2.9%
    American Home Products Corp. ......   10,630        652,257
    Lilly, (Eli) & Co. ................   12,060        947,192
                                                    -----------
                                                      1,599,449
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
PRINTING & PUBLISHING -- 1.4%
    Viacom, Inc. Cl-B*.................   17,610    $   777,482
                                                    -----------
RETAIL & MERCHANDISING -- 1.1%
    BJ's Wholesale Club, Inc.*.........    4,550        200,655
    Costco Wholesale Corp.*............    9,270        411,403
                                                    -----------
                                                        612,058
                                                    -----------
TELECOMMUNICATIONS -- 2.6%
    BellSouth Corp. ...................   12,600        480,690
    Sprint Corp. (PCS Group)*..........   27,650        674,937
    Western Wireless Corp. Cl-A*.......   11,200        316,400
                                                    -----------
                                                      1,472,027
                                                    -----------
TRANSPORTATION -- 1.1%
    FedEx Corp.*.......................   12,020        623,598
                                                    -----------
TRANSPORTATION- SHIPPING -- 0.8%
    Canadian National Railway Co. .....    9,191        443,741
                                                    -----------
TOTAL U.S. STOCK (Cost $19,618,338)....              19,985,093
                                                    -----------
                                           PAR
                                          (000)
                                          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.3%
    Federal Home Loan Mortgage Corp.
      1.49%, 01/02/02
    (Cost $3,499,855)..................  $ 3,500      3,499,855
                                                    -----------
TOTAL INVESTMENTS -- 101.8% (Cost
  $56,767,615).........................              56,899,470
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.8%)...............              (1,017,054)
                                                    -----------
NET ASSETS -- 100.0%...................             $55,882,416
                                                    ===========

Foreign currency exchange contracts outstanding at December 31, 2001:

                                         IN                     UNREALIZED
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    APPRECIATION/
MONTH           TYPE     TO RECEIVE     FOR       AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------
01/02        Buy    CHF     250,620   $149,314    $150,961        $1,647
01/02        Buy    DKK     560,276    66,625       67,085           460
01/02        Buy    EUR     180,409   159,221      160,601         1,380
01/02        Buy    GBP     121,247   176,253      176,436           183
01/02        Buy    JPY  29,610,225   226,577      226,002          (575)
                                      --------    --------        ------
                                      $777,990    $781,085        $3,095
                                      ========    ========        ======

--------------------------------------------------------------------------

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
MONTH           TYPE     TO DELIVER     FOR       AT VALUE    DEPRECIATION
01/02        Sell   JPY  3,778,775    $28,714     $28,849         $135
                                      =======     =======         ====

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--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2001. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   1.2%
Automobile Manufacturers..............................   0.9%
Beverages.............................................   4.1%
Broadcasting..........................................   1.1%
Chemicals.............................................   9.3%
Construction..........................................   2.8%
Consumer Products & Services..........................   2.2%
Electronic Components & Equipment.....................   4.5%
Financial-Bank & Trust................................   3.7%
Financial Services....................................   0.2%
Food..................................................   3.6%
Insurance.............................................   4.4%
Medical Supplies & Equipment..........................   0.7%
Office Equipment......................................   3.2%
Oil & Gas.............................................   0.9%
Pharmaceuticals.......................................   7.2%
Printing & Publishing.................................   1.6%
Retail & Merchandising................................   1.4%
Telecommunications....................................   6.7%
                                                        ----
Total.................................................  59.7%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 98.5%
ADVERTISING -- 0.6%
    Omnicom Group, Inc.sec............   67,800    $  6,057,930
                                                   ------------
AEROSPACE -- 0.6%
    Northrop Grumman Corp.sec.........   61,900       6,240,139
                                                   ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies, Inc. ...   74,400       3,363,624
    PepsiCo, Inc. ....................  138,700       6,753,303
                                                   ------------
                                                     10,116,927
                                                   ------------
BUSINESS SERVICES -- 2.2%
    First Data Corp. .................  273,870      21,485,102
                                                   ------------
CABLE TELEVISION -- 0.7%
    Comcast Corp. Cl-A*sec............  200,570       7,220,520
                                                   ------------
CHEMICALS -- 0.7%
    Praxair, Inc.sec..................  131,480       7,264,270
                                                   ------------
CLOTHING & APPAREL -- 0.8%
    Nike, Inc. Cl-Bsec................  138,160       7,770,118
                                                   ------------
COMPUTER HARDWARE -- 2.3%
    Dell Computer Corp.*sec...........  348,920       9,483,646
    EMC Corp.*........................   36,590         491,770
    International Business Machines
      Corp. ..........................   99,600      12,047,615
                                                   ------------
                                                     22,023,031
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.7%
    Adobe Systems, Inc. ..............  105,540       3,277,017
    Automatic Data Processing,
      Inc. ...........................  232,400      13,688,360
    Brocade Communications Systems,
      Inc.*sec........................  119,100       3,944,592
    Cadence Design Systems, Inc.*.....  266,500       5,841,680
    Cisco Systems, Inc.*..............  599,180      10,851,150
    Electronic Data Systems
      Corp.sec........................   88,500       6,066,675
    Intuit, Inc.*.....................   81,500       3,484,940
    Microsoft Corp.*..................  277,160      18,361,850
    Oracle Corp.*.....................  706,130       9,751,655
    PeopleSoft, Inc.*.................  115,980       4,662,396
    Rational Software Corp.*sec.......  293,410       5,721,495
    Sun Microsystems, Inc.*...........  560,800       6,920,272
    Veritas Software Corp.*sec........  474,711      21,276,548
                                                   ------------
                                                    113,848,630
                                                   ------------
CONGLOMERATES -- 7.0%
    Minnesota Mining & Manufacturing
      Co.sec..........................  152,030      17,971,466
    Philip Morris Co., Inc. ..........   94,100       4,314,485
    Tyco International Ltd.sec........  771,609      45,447,770
                                                   ------------
                                                     67,733,721
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.7%
    Aramark Corp.*....................   10,580         284,602
    Avon Products, Inc.sec............  145,300       6,756,450
    Estee Lauder Companies, Inc.
      Cl-A............................   62,200       1,994,132
    Gillette Co.sec...................  261,000       8,717,400
    Johnson & Johnson Co. ............  315,558      18,649,478
                                                   ------------
                                                     36,402,062
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.3%
    Analog Devices, Inc.*sec..........  206,460    $  9,164,759
    Applera Corp. (Applied Biosystems
      Group)sec.......................  160,410       6,299,301
    General Electric Co. .............  291,450      11,681,316
    Linear Technology Corp. ..........  229,700       8,967,488
    STMicroelectronics NVsec..........  192,300       6,090,141
                                                   ------------
                                                     42,203,005
                                                   ------------
ENTERTAINMENT & LEISURE -- 5.3%
    AOL Time Warner, Inc.*............  231,650       7,435,965
    Carnival Corp.sec.................  151,800       4,262,544
    Harley-Davidson, Inc.sec..........  216,940      11,782,011
    Viacom, Inc. Cl-B*................  642,291      28,357,148
                                                   ------------
                                                     51,837,668
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.9%
    Bank of America Corp. ............   61,100       3,846,245
    Mellon Financial Corp. ...........  127,000       4,777,740
                                                   ------------
                                                      8,623,985
                                                   ------------
FINANCIAL SERVICES -- 10.1%
    American Express Co.sec...........  316,400      11,292,316
    Capital One Financial Corp.sec....  183,540       9,901,983
    Citigroup, Inc. ..................  329,745      16,645,527
    Concord EFS, Inc.*sec.............  120,300       3,943,434
    Freddie Mac.......................  223,240      14,599,896
    Goldman Sachs Group, Inc.sec......  118,900      11,027,975
    Household International,
      Inc.sec.........................   92,600       5,365,244
    Merrill Lynch & Co., Inc. ........  233,460      12,167,935
    Morgan Stanley Dean Witter &
      Co. ............................  184,390      10,314,777
    Prudential Financial, Inc.*sec....   37,710       1,251,595
    Schwab, (Charles) Corp. ..........   96,000       1,485,120
                                                   ------------
                                                     97,995,802
                                                   ------------
FOOD -- 2.0%
    Diageo PLC [ADR]sec...............  250,700      11,599,889
    General Mills, Inc.sec............   90,400       4,701,704
    Safeway, Inc.*sec.................   77,600       3,239,800
                                                   ------------
                                                     19,541,393
                                                   ------------
HEALTHCARE SERVICES -- 2.8%
    Cardinal Health, Inc.sec..........  123,935       8,013,637
    HCA, Inc.sec......................  174,660       6,731,396
    UnitedHealth Group, Inc. .........  170,600      12,073,363
                                                   ------------
                                                     26,818,396
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]sec.......   23,900         713,415
                                                   ------------
INSURANCE -- 5.0%
    ACE Ltd.sec.......................  309,100      12,410,365
    American International Group,
      Inc. ...........................  235,855      18,726,887
    Chubb Corp.sec....................   25,600       1,766,400
    Marsh & McLennan Companies,
      Inc. ...........................   35,700       3,835,965
    The Principal Financial Group,
      Inc.*sec........................   74,730       1,793,520
    XL Capital Ltd. Cl-Asec...........  110,000      10,049,600
                                                   ------------
                                                     48,582,737
                                                   ------------

AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
INTERNET SERVICES -- 1.0%
    eBay, Inc.*sec....................   56,100    $  3,753,090
    VeriSign, Inc.*sec................  145,070       5,518,463
                                                   ------------
                                                      9,271,553
                                                   ------------
MACHINERY & EQUIPMENT -- 2.1%
    Danaher Corp.sec..................  183,710      11,079,550
    Illinois Tool Works, Inc.sec......  145,700       9,866,804
                                                   ------------
                                                     20,946,354
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.4%
    Abbott Laboratories...............  288,800      16,100,600
    Amgen, Inc.*sec...................  188,100      10,616,364
    Baxter International, Inc. .......   57,820       3,100,887
    Boston Scientific Corp.*..........  111,500       2,689,380
    Genzyme Corp.*sec.................  175,800      10,523,388
                                                   ------------
                                                     43,030,619
                                                   ------------
OFFICE EQUIPMENT -- 0.3%
    Staples, Inc.*sec.................  156,400       2,924,680
                                                   ------------
OIL & GAS -- 0.7%
    Devon Energy Corp.sec.............  131,620       5,087,113
    El Paso Corp.sec..................   35,069       1,564,428
                                                   ------------
                                                      6,651,541
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Kimberly-Clark Corp. .............   31,815       1,902,537
                                                   ------------
PERSONAL SERVICES -- 0.7%
    Cendant Corp.*sec.................  371,100       7,277,271
                                                   ------------
PHARMACEUTICALS -- 9.0%
    Allergan, Inc. ...................   68,500       5,140,925
    American Home Products Corp. .....  364,560      22,369,402
    Forest Laboratories, Inc.*sec.....  116,500       9,547,175
    Genentech, Inc.*..................   45,200       2,452,100
    Immunex Corp.*....................  233,700       6,475,827
    Lilly, (Eli) & Co.sec.............  148,000      11,623,920
    MedImmune, Inc.*sec...............   46,400       2,150,640
    Pfizer, Inc. .....................  691,322      27,549,181
                                                   ------------
                                                     87,309,170
                                                   ------------
RESTAURANTS -- 0.4%
    Tricon Global Restaurants,
      Inc.*...........................   75,400       3,709,680
                                                   ------------
RETAIL & MERCHANDISING -- 7.9%
    Costco Wholesale Corp.*...........  243,810      10,820,288
    CVS Corp. ........................   81,700       2,418,320
    Home Depot, Inc. .................  193,800       9,885,738
    Kohl's Corp.*.....................   64,000       4,508,160
    Lowe's Companies, Inc.sec.........  423,540      19,656,491
    Target Corp. .....................  559,600      22,971,580
    The Gap, Inc. ....................   35,800         499,052
    Wal-Mart Stores, Inc. ............  115,400       6,641,270
                                                   ------------
                                                     77,400,899
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
SEMICONDUCTORS -- 2.8%
    Micron Technology, Inc.*sec.......  271,200    $  8,407,200
    National Semiconductor Corp.*.....  133,900       4,122,781
    QLogic Corp.*.....................   47,100       2,096,421
    Seagate Technology, Inc.
      Rights*sec......................   15,300               0
    Taiwan Semiconductor Manufacturing
      Co. Ltd. [ADR]*sec..............  324,224       5,566,926
    Texas Instruments, Inc. ..........  242,070       6,777,960
                                                   ------------
                                                     26,971,288
                                                   ------------
TELECOMMUNICATIONS -- 5.6%
    AT&T Wireless Services,
      Inc.*sec........................  371,000       5,331,270
    Clear Channel Communications,
      Inc.*sec........................  257,360      13,102,198
    EchoStar Communications Corp.
      Cl-A*sec........................  151,000       4,147,970
    Nokia Corp. Cl-A [ADR]............  448,200      10,994,346
    QUALCOMM, Inc.*sec................  147,100       7,428,550
    Sprint Corp. (PCS Group)*sec......  246,820       6,024,876
    Vodafone Group PLC [ADR]sec.......  305,953       7,856,873
                                                   ------------
                                                     54,886,083
                                                   ------------
TRANSPORTATION -- 1.4%
    FedEx Corp.*sec...................  147,200       7,636,736
    United Parcel Service, Inc.
      Cl-B............................  112,800       6,147,600
                                                   ------------
                                                     13,784,336
                                                   ------------
UTILITIES -- 0.2%
    Calpine Corp.*sec.................   90,910       1,526,379
                                                   ------------
TOTAL COMMON STOCK
  (Cost $915,972,107).................              960,071,241
                                                   ------------
FOREIGN STOCK -- 1.2%
BEVERAGES -- 0.1%
    Diageo PLC -- (GBP)...............   43,950         502,129
                                                   ------------
PHARMACEUTICALS -- 1.1%
    Sanofi-Synthelabo SA -- (FRF).....  146,200      10,908,504
                                                   ------------
TOTAL FOREIGN STOCK (Cost
  $10,539,922)........................               11,410,633
                                                   ------------
                                          PAR
                                         (000)
                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.2%
    Federal Home Loan Mortgage Corp.
      1.49%, 01/02/02
    (Cost $11,889,508)................  $11,890      11,889,508
                                                   ------------
TOTAL INVESTMENTS -- 100.9% (Cost
  $938,401,537).......................              983,371,382
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.9%)..............               (8,973,918)
                                                   ------------
NET ASSETS -- 100.0%..................             $974,397,464
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 89.7%
AEROSPACE -- 0.6%
    Boeing Co. .......................    1,800    $     69,804
    General Dynamics Corp. ...........    2,980         237,327
    Northrop Grumman Corp.sec.........    3,000         302,430
                                                   ------------
                                                        609,561
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Ford Motor Co. ...................    8,000         125,760
                                                   ------------
BEVERAGES -- 2.0%
    Anheuser-Busch Companies, Inc. ...   20,250         915,503
    Coca-Cola Co.sec. ................    2,960         139,564
    PepsiCo, Inc.sec..................   22,546       1,097,764
                                                   ------------
                                                      2,152,831
                                                   ------------
BROADCASTING -- 0.1%
    Liberty Media Corp. Cl-A*.........    5,000          70,000
                                                   ------------
BUSINESS SERVICES -- 1.3%
    Avery Dennison Corp. .............    2,600         146,978
    First Data Corp.sec...............   16,300       1,278,735
                                                   ------------
                                                      1,425,713
                                                   ------------
CABLE TELEVISION -- 0.1%
    Comcast Corp. Cl-A*sec............    2,340          84,240
                                                   ------------
CHEMICALS -- 1.2%
    Air Products & Chemicals,
      Inc.sec.........................    7,500         351,825
    Dow Chemical Co. .................    3,800         128,364
    DuPont, (E.I.) de Nemours &
      Co.sec..........................    2,760         117,328
    Praxair, Inc. ....................   10,070         556,367
    Rohm & Haas Co. ..................    3,750         129,863
                                                   ------------
                                                      1,283,747
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Nike, Inc. Cl-B...................    3,600         202,464
                                                   ------------
COMPUTER HARDWARE -- 3.1%
    Compaq Computer Corp. ............   12,140         118,486
    Dell Computer Corp.*sec...........   16,700         453,906
    EMC Corp.*sec.....................    5,570          74,861
    International Business Machines
      Corp. ..........................   22,460       2,716,762
                                                   ------------
                                                      3,364,015
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.2%
    Adobe Systems, Inc.sec............    9,370         290,939
    Automatic Data Processing,
      Inc.sec.........................    9,920         584,288
    BMC Software, Inc.*...............    6,130         100,348
    Cisco Systems, Inc.*..............   52,410         949,145
    Microsoft Corp.*..................   46,820       3,101,825
    Oracle Corp.*sec..................   68,310         943,361
    Sun Microsystems, Inc.*sec........   25,750         317,755
    Veritas Software Corp.*sec........   12,860         576,385
                                                   ------------
                                                      6,864,046
                                                   ------------
CONGLOMERATES -- 4.0%
    Minnesota Mining & Manufacturing
      Co.sec..........................    7,380         872,390
    Philip Morris Co., Inc.sec........   34,440       1,579,074
    Tyco International Ltd.sec........   31,600       1,861,240
                                                   ------------
                                                      4,312,704
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
CONSUMER PRODUCTS & SERVICES -- 2.9%
    Estee Lauder Companies, Inc.
      Cl-Asec.........................    3,900    $    125,034
    Gillette Co.sec...................   22,820         762,188
    Johnson & Johnson Co.sec..........   20,620       1,218,642
    Procter & Gamble Co. .............   13,350       1,056,386
                                                   ------------
                                                      3,162,250
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.2%
    Agilent Technologies, Inc.*sec....    2,300          65,573
    Analog Devices, Inc.*sec..........   22,750       1,009,873
    Applera Corp. (Applied Biosystems
      Group)sec.......................   11,990         470,847
    Flextronics International
      Ltd.*sec........................    4,350         104,357
    General Electric Co. .............   61,260       2,455,300
    Linear Technology Corp. ..........    6,640         259,226
    STMicroelectronics NVsec..........    7,500         237,525
                                                   ------------
                                                      4,602,701
                                                   ------------
ENTERTAINMENT & LEISURE -- 3.0%
    AOL Time Warner, Inc.*............   37,770       1,212,417
    The Walt Disney Co. ..............    8,900         184,408
    Viacom, Inc. Cl-B*sec.............   41,254       1,821,364
                                                   ------------
                                                      3,218,189
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Waste Management, Inc. ...........    7,400         236,134
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.3%
    Bank of America Corp. ............   24,100       1,517,095
    Bank One Corp.sec.................      100           3,905
    Comerica, Inc.sec.................    9,480         543,204
    FleetBoston Financial Corp.sec....   17,590         642,035
    Mellon Financial Corp. ...........    8,600         323,532
    Southtrust Corp. .................    5,600         138,152
    State Street Corp. ...............    9,960         520,410
    U.S. Bancorp......................    6,100         127,673
    Wells Fargo & Co. ................   19,840         862,048
                                                   ------------
                                                      4,678,054
                                                   ------------
FINANCIAL SERVICES -- 8.4%
    Capital One Financial Corp.sec....   10,530         568,094
    Citigroup, Inc. ..................   52,100       2,630,007
    Concord EFS, Inc.*sec.............    5,000         163,900
    Fannie Maesec.....................   10,560         839,520
    Freddie Mac.......................   40,150       2,625,810
    Goldman Sachs Group, Inc.sec......    5,300         491,575
    Merrill Lynch & Co., Inc. ........   14,680         765,122
    Morgan Stanley Dean Witter &
      Co. ............................   12,080         675,755
    PNC Financial Services Group,
      Inc. ...........................    4,940         277,628
    Reuters Group PLC [ADR]...........    2,850         170,972
                                                   ------------
                                                      9,208,383
                                                   ------------
FOOD -- 1.8%
    Kellogg Co.sec....................    1,400          42,140
    Kraft Foods, Inc. Cl-A............    3,400         115,702
    Kroger Co.*sec....................   32,920         687,040
    Safeway, Inc.*sec.................   22,900         956,076
    Sysco Corp. ......................    6,010         157,582
                                                   ------------
                                                      1,958,540
                                                   ------------

                                       151
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--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
HEALTHCARE SERVICES -- 1.6%
    Cardinal Health, Inc.sec..........   10,335    $    668,261
    HCA, Inc.sec......................   14,000         539,560
    IMS Health, Inc.sec...............    8,590         167,591
    McKesson Corp. ...................    2,600          97,240
    UnitedHealth Group, Inc. .........    3,840         271,757
                                                   ------------
                                                      1,744,409
                                                   ------------
HOTELS & MOTELS -- 0.0%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]sec.......    1,000          29,850
                                                   ------------
INSURANCE -- 6.0%
    AFLAC, Inc. ......................    5,120         125,747
    Allstate Corp. ...................    3,900         131,430
    American International Group,
      Inc. ...........................   32,655       2,592,807
    Chubb Corp.sec....................    2,400         165,600
    CIGNA Corp. ......................    4,610         427,117
    Lincoln National Corp. ...........    3,500         169,995
    Marsh & McLennan Companies,
      Inc. ...........................    1,980         212,751
    MetLife, Inc.sec..................   18,050         571,824
    St. Paul Companies, Inc.sec.......   25,300       1,112,441
    The Hartford Financial Services
      Group, Inc. ....................   10,260         644,636
    UnumProvident Corp. ..............    6,530         173,110
    XL Capital Ltd. Cl-Asec...........    3,900         356,304
                                                   ------------
                                                      6,683,762
                                                   ------------
INTERNET SERVICES -- 0.2%
    Check Point Software Technologies
      Ltd.*sec........................    2,830         112,889
    E.piphany, Inc.*..................       40             348
    VeriSign, Inc.*sec................    2,900         110,316
                                                   ------------
                                                        223,553
                                                   ------------
MACHINERY & EQUIPMENT -- 1.5%
    Baker Hughes, Inc. ...............   12,150         443,111
    Caterpillar, Inc. ................    3,900         203,775
    Danaher Corp.sec..................    3,900         235,209
    Deere & Co. ......................   12,340         538,764
    Ingersoll-Rand Co. ...............    4,400         183,964
                                                   ------------
                                                      1,604,823
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Abbott Laboratoriessec............   14,260         794,995
    Guidant Corp.*....................   11,710         583,158
                                                   ------------
                                                      1,378,153
                                                   ------------
METALS & MINING -- 0.8%
    Alcoa, Inc. ......................   24,460         869,553
                                                   ------------
OFFICE EQUIPMENT -- 0.2%
    Lexmark International,
      Inc.*sec........................    2,800         165,200
                                                   ------------
OIL & GAS -- 5.8%
    Anadarko Petroleum Corp. .........    6,600         375,210
    Apache Corp. .....................    3,344         166,799
    BP PLC [ADR]......................   16,409         763,183

                                         SHARES       VALUE
                                         ------       -----
    ChevronTexaco Corp. ..............    2,710    $    242,843
    Conoco, Inc. .....................    5,250         148,575
    Devon Energy Corp. ...............      800          30,920
    El Paso Corp.sec..................   11,303         504,227
    Exxon Mobil Corp. ................   60,904       2,393,526
    GlobalSantaFe Corp. ..............    9,300         265,236
    KeySpan Corp. ....................    4,000         138,600
    Occidental Petroleum Corp.sec.....    3,860         102,406
    Schlumberger Ltd. ................    7,900         434,105
    TotalFinaElf SA [ADR].............    5,850         410,904
    Unocal Corp. .....................    4,500         162,315
    Williams Companies, Inc. .........    8,310         212,071
                                                   ------------
                                                      6,350,920
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.9%
    International Paper Co.sec........   17,100         689,985
    Kimberly-Clark Corp. .............    5,100         304,980
                                                   ------------
                                                        994,965
                                                   ------------
PERSONAL SERVICES -- 0.1%
    Cendant Corp.*sec.................    3,400          66,674
                                                   ------------
PHARMACEUTICALS -- 9.5%
    Allergan, Inc. ...................    5,770         433,039
    American Home Products
      Corp.sec........................   37,430       2,296,704
    Bristol-Meyers Squibb Co. ........   22,670       1,156,170
    Genentech, Inc.*sec...............    2,700         146,475
    Lilly, (Eli) & Co.sec.............   22,800       1,790,712
    Merck & Co., Inc. ................    7,430         436,884
    Pfizer, Inc. .....................   80,862       3,222,350
    Pharmacia Corp. ..................    7,900         336,935
    Schering-Plough Corp. ............   16,070         575,467
                                                   ------------
                                                     10,394,736
                                                   ------------
PRINTING & PUBLISHING -- 1.7%
    Gannett Co., Inc.sec..............   12,900         867,267
    McGraw-Hill Co., Inc. ............    4,000         243,920
    New York Times Co. ...............   15,880         686,810
                                                   ------------
                                                      1,797,997
                                                   ------------
RAILROADS - 0.6%
    Burlington Northern Santa Fe
      Corp. ..........................    2,700          77,031
    Canadian National Railway
      Co.sec..........................   11,376         549,233
                                                   ------------
                                                        626,264
                                                   ------------
RETAIL & MERCHANDISING -- 4.3%
    Costco Wholesale Corp.*sec........    9,100         403,858
    Family Dollar Stores, Inc. .......    2,500          74,950
    Home Depot, Inc. .................    2,300         117,323
    Lowe's Companies, Inc.sec.........   10,000         464,100
    Sears, Roebuck & Co.sec...........   13,300         633,612
    Target Corp. .....................   18,500         759,425
    The Gap, Inc.sec..................    4,700          65,518
    Wal-Mart Stores, Inc.sec..........   33,480       1,926,774
    Walgreen Co.sec...................    5,900         198,594
                                                   ------------
                                                      4,644,154
                                                   ------------

                                       152
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--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
SEMICONDUCTORS -- 1.7%
    Intel Corp. ......................   13,870    $    436,212
    Lam Research Corp.*sec............    2,700          62,694
    LSI Logic Corp.*sec...............    2,200          34,716
    Maxim Integrated Products,
      Inc.*...........................    2,600         136,526
    Micron Technology, Inc.*..........    2,500          77,500
    Novellus Systems, Inc.*sec........    9,100         358,995
    Texas Instruments, Inc. ..........   24,790         694,120
                                                   ------------
                                                      1,800,763
                                                   ------------
TELECOMMUNICATIONS -- 7.5%
    Alltel Corp. .....................    2,680         165,436
    Amdocs Ltd.*sec...................    6,800         230,996
    AT&T Corp. .......................   24,720         448,421
    AT&T Wireless Services, Inc.*.....   27,346         392,962
    BCE, Inc..........................    5,600         127,680
    BellSouth Corp. ..................   28,600       1,091,090
    Ciena Corp.*......................    3,900          55,809
    Clear Channel Communications,
      Inc.*...........................   18,370         935,217
    EchoStar Communications Corp.
      Cl-A*sec........................    2,400          65,928
    JDS Uniphase Corp.*sec............    6,140          53,602
    Motorola, Inc. ...................   30,470         457,659
    Nokia Corp. Cl-A [ADR]sec.........   22,510         552,170
    Nortel Networks Corp. ............   13,800         103,500
    QUALCOMM, Inc.*sec................    7,900         398,950
    SBC Communications, Inc. .........   26,870       1,052,498
    Sprint Corp. (FON Group)..........   19,710         395,777
    Sprint Corp. (PCS Group)*sec......   12,870         314,157
    Verizon Communications, Inc. .....   28,800       1,366,848
                                                   ------------
                                                      8,208,700
                                                   ------------
TRANSPORTATION -- 0.7%
    FedEx Corp.*sec...................    6,800         352,784
    United Parcel Service, Inc.
      Cl-B............................    7,100         386,950
                                                   ------------
                                                        739,734
                                                   ------------
UTILITIES -- 1.6%
    Calpine Corp.*sec.................    6,300         105,777
    Dominion Resources, Inc.sec.......    5,270         316,727
    Duke Energy Corp.sec..............    5,300         208,078
    Dynegy, Inc.sec...................    4,000         102,000
    Exelon Corp.sec...................   11,856         567,665
    FirstEnergy Corp. ................    3,300         115,434
    NiSource, Inc. ...................   14,950         344,747
                                                   ------------
                                                      1,760,428
                                                   ------------
TOTAL COMMON STOCK
  (Cost $97,277,604)..................               97,643,970
                                                   ------------
FOREIGN STOCK -- 2.6%
BEVERAGES -- 0.5%
    Diageo PLC -- (GBP)...............   47,324         540,676
                                                   ------------
CHEMICALS -- 0.2%
    AKZO Nobel NV -- (NLG)............    5,300         236,658
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FARMING & AGRICULTURE -- 0.4%
    Syngenta AG -- (CHF)*.............    8,047    $    416,820
                                                   ------------
FOOD -- 0.3%
    Nestle SA -- (SEK)................    1,607         342,638
                                                   ------------
INSURANCE -- 0.1%
    Muenchener Rueckversicherung AG --
      (DEM)...........................      300          81,456
                                                   ------------
OIL & GAS -- 0.3%
    TotalFinaElf SA -- (FRF)..........    2,300         328,478
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Jefferson Smurfit Group
      PLC -- (IEP)....................   18,700          40,280
                                                   ------------
PHARMACEUTICALS -- 0.7%
    Novartis AG -- (CHF)..............    6,900         249,354
    Sanofi-Synthelabo SA -- (FRF).....    6,835         509,983
                                                   ------------
                                                        759,337
                                                   ------------
RETAIL & MERCHANDISING -- 0.1%
    Fast Retailing Co.
      Ltd. -- (JPY)...................      700          62,277
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $2,738,718)                                   2,808,620
                                                   ------------
PREFERRED STOCK -- 0.0%
UTILITIES
    TXU Corp. 3.25% [CVT]
    (Cost $24,526)....................    1,180          29,500
                                                   ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%
    Federal Home Loan Mortgage Corp.
      1.49%, 01/02/02
    (Cost $4,734,804).................  $ 4,735       4,734,804
                                                   ------------
                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash Fund....  842,853         842,853
    Temporary Investment Fund.........  842,853         842,853
                                                   ------------
    (Cost $1,685,706).................                1,685,706
                                                   ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $106,461,358).................              106,902,600
OTHER ASSETS LESS
  LIABILITIES -- 1.7%.................                1,811,286
                                                   ------------
NET ASSETS -- 100.0%..................             $108,713,886
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 2001:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
MONTH           TYPE     TO RECEIVE     FOR      AT VALUE    DEPRECIATION
-------------------------------------------------------------------------
01/02        Sell   EUR    94,727     $83,602     $84,327        $725
                                      =======     =======        ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 98.3%
ADVERTISING -- 0.2%
    TMP Worldwide, Inc.*...............   28,000   $  1,201,200
                                                   ------------
BUSINESS SERVICES -- 2.0%
    First Data Corp. ..................  188,200     14,764,290
                                                   ------------
CLOTHING & APPAREL -- 1.1%
    Abercrombie & Fitch Co. Cl-A*......  300,000      7,959,000
                                                   ------------
COMPUTER HARDWARE -- 1.3%
    EMC Corp.*.........................  700,000      9,408,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 10.2%
    Brocade Communications Systems,
      Inc.*sec.........................  195,100      6,461,712
    Cisco Systems, Inc.*...............  205,800      3,727,038
    Intuit, Inc.*......................  500,000     21,380,000
    Microsoft Corp.*...................  492,200     32,608,250
    Siebel Systems, Inc.*..............  133,900      3,746,522
    Veritas Software Corp.*............  168,000      7,529,760
                                                   ------------
                                                     75,453,282
                                                   ------------
CONGLOMERATES -- 3.3%
    Tyco International Ltd.sec.........  421,400     24,820,460
                                                   ------------
CONSTRUCTION -- 1.2%
    D.R. Horton, Inc.sec...............  125,000      4,057,500
    Lennar Corp........................  105,050      4,918,441
                                                   ------------
                                                      8,975,941
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.4%
    Johnson & Johnson Co...............  190,400     11,252,640
    The BISYS Group, Inc.*sec..........  100,000      6,399,000
                                                   ------------
                                                     17,651,640
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Emulex Corp.*......................  135,000      5,333,850
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.5%
    AOL Time Warner, Inc.*.............  260,000      8,346,000
    Mattel, Inc........................  300,000      5,160,000
    Viacom, Inc. Cl-B*.................  111,600      4,927,140
                                                   ------------
                                                     18,433,140
                                                   ------------
FINANCIAL -- BANK & TRUST -- 0.5%
    Commerce Bancorp, Inc..............  100,000      3,934,000
                                                   ------------
FINANCIAL SERVICES -- 13.2%
    Capital One Financial Corp.sec.....  149,500      8,065,525
    Citigroup, Inc.....................  625,466     31,573,523
    Concord EFS, Inc.*sec..............  125,000      4,097,500
    Fannie Mae.........................   94,300      7,496,850
    Freddie Mac........................  173,500     11,346,900
    Merrill Lynch & Co., Inc...........  361,600     18,846,592
    Morgan Stanley Dean Witter & Co....  313,650     17,545,581
                                                   ------------
                                                     98,972,471
                                                   ------------
HEALTHCARE SERVICES -- 5.3%
    Cardinal Health, Inc.sec...........   70,000      4,526,200
    Laboratory Corp. of America
      Holdings*sec.....................  243,000     19,646,550

                                         SHARES       VALUE
                                         ------       -----
    Protein Design Labs, Inc.*sec......  120,200   $  3,958,186
    Tenet Healthcare Corp.*............  187,600     11,015,872
                                                   ------------
                                                     39,146,808
                                                   ------------
INSURANCE -- 3.9%
    ACE Ltd.sec........................  164,200      6,592,630
    American International Group,
      Inc. ............................  281,466     22,348,400
                                                   ------------
                                                     28,941,030
                                                   ------------
INTERNET SERVICES -- 3.8%
    eBay, Inc.*sec.....................  427,400     28,593,060
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 12.4%
    Abbott Laboratories................  229,600     12,800,200
    AmerisourceBergen Corp.sec.........  329,750     20,955,613
    Amgen, Inc.*sec....................  271,600     15,329,104
    Baxter International, Inc. ........  110,000      5,899,300
    Boston Scientific Corp.*...........  150,000      3,618,000
    Genzyme Corp.*sec..................  336,950     20,169,827
    Guidant Corp.*.....................  270,000     13,446,000
                                                   ------------
                                                     92,218,044
                                                   ------------
OFFICE EQUIPMENT -- 0.6%
    Office Depot, Inc.*................  245,000      4,542,300
                                                   ------------
PHARMACEUTICALS -- 10.3%
    Allergan, Inc. ....................  119,200      8,945,960
    American Home Products Corp. ......  140,800      8,639,488
    Cephalon, Inc.*sec.................   65,000      4,913,025
    ICOS Corp.*sec.....................   80,000      4,595,200
    IDEC Pharmaceuticals Corp.*sec.....  151,000     10,408,430
    Immunex Corp.*.....................  520,500     14,423,055
    King Pharmaceuticals, Inc.*sec.....  340,000     14,324,200
    Pfizer, Inc. ......................  178,600      7,117,210
    Waters Corp.*......................   90,700      3,514,625
                                                   ------------
                                                     76,881,193
                                                   ------------
RESTAURANTS -- 1.6%
    Brinker International, Inc.*.......  399,000     11,874,240
                                                   ------------
RETAIL & MERCHANDISING -- 11.7%
    Barnes & Noble, Inc.*sec...........  248,000      7,340,800
    Best Buy Co., Inc.*sec.............  135,000     10,054,800
    Chico's FAS, Inc.*sec..............   98,400      3,906,480
    Home Depot, Inc. ..................  233,450     11,908,285
    Lowe's Companies, Inc.sec..........  406,490     18,865,201
    Michaels Stores, Inc.*.............  200,000      6,590,000
    Wal-Mart Stores, Inc. .............  487,850     28,075,767
                                                   ------------
                                                     86,741,333
                                                   ------------
SEMICONDUCTORS -- 4.6%
    Intersil Corp. Cl-A*...............  125,000      4,031,250
    Marvell Technology Group Ltd.*.....   95,200      3,410,064
    Maxim Integrated Products, Inc.*...   70,000      3,675,700
    Micron Technology, Inc.*sec........  391,000     12,121,000
    NVIDIA Corp.*......................   95,000      6,355,500

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--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    QLogic Corp.*......................   48,400   $  2,154,284
    Texas Instruments, Inc.............   83,900      2,349,200
                                                   ------------
                                                     34,096,998
                                                   ------------
TELECOMMUNICATIONS -- 5.5%
    Nokia Corp. Cl-A [ADR]sec..........  633,050     15,528,717
    Polycom, Inc.*.....................  117,200      4,031,680
    QUALCOMM, Inc.*sec.................  277,600     14,018,800
    UTStarcom, Inc.*sec................  250,000      7,125,000
                                                   ------------
                                                     40,704,197
                                                   ------------
TOTAL COMMON STOCK
    (Cost $691,451,092)................             730,646,477
                                                   ------------
TOTAL INVESTMENTS -- 98.3%
    (Cost $691,451,092)................             730,646,477
OTHER ASSETS LESS
  LIABILITIES -- 1.7%..................              12,412,288
                                                   ------------
NET ASSETS -- 100.0%...................            $743,058,765
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST JANUS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 89.7%
ADVERTISING -- 3.3%
    Lamar Advertising Co.*sec...........   34,335   $ 1,453,744
    TMP Worldwide, Inc.*................   20,270       869,583
                                                    -----------
                                                      2,323,327
                                                    -----------
AIRLINES -- 2.0%
    Ryanair Holdings PLC [ADR]*.........   43,550     1,395,778
                                                    -----------
BROADCASTING -- 1.6%
    Cox Radio, Inc. Cl-A*sec............   13,435       342,324
    Entercom Communications Corp.*......    7,515       375,750
    Hispanic Broadcasting Corp.*sec.....   15,145       386,197
                                                    -----------
                                                      1,104,271
                                                    -----------
BUSINESS SERVICES -- 3.4%
    Certegy, Inc.*......................    6,405       219,179
    Paychex, Inc.sec....................   61,890     2,168,626
                                                    -----------
                                                      2,387,805
                                                    -----------
CABLE TELEVISION -- 2.0%
    Charter Communications, Inc.
      Cl-A*sec..........................   85,765     1,409,119
                                                    -----------
COMPUTER SERVICES & SOFTWARE  -- 3.9%
    Affiliated Computer Services, Inc.
      Cl-A*sec..........................    3,910       414,968
    Brocade Communications Systems,
      Inc.*sec..........................   11,045       365,810
    Cadence Design Systems, Inc.*.......   14,860       325,731
    Electronic Arts, Inc.*..............   27,530     1,650,424
                                                    -----------
                                                      2,756,933
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT  -- 4.1%
    Cree, Inc.*sec......................   85,250     2,511,465
    Plexus Corp.*.......................    5,520       146,611
    Symbol Technologies, Inc. ..........   15,860       251,857
                                                    -----------
                                                      2,909,933
                                                    -----------
FINANCIAL -- BANK & TRUST -- 0.8%
    National Commerce Financial
      Corp. ............................   12,820       324,346
    North Fork Bancorporation, Inc. ....    8,585       274,634
                                                    -----------
                                                        598,980
                                                    -----------
FINANCIAL SERVICES -- 4.0%
    Concord EFS, Inc.*sec...............   58,095     1,904,354
    E*TRADE Group, Inc.*sec.............   43,830       449,258
    Moody's Corp. ......................   13,065       520,771
                                                    -----------
                                                      2,874,383
                                                    -----------
HEALTHCARE SERVICES  -- 8.1%
    Community Health Systems, inc.*.....   18,070       460,785
    CuraGen Corp.*......................   33,675       753,310
    Health Management Associates,
      Inc. Cl-A*........................   54,270       998,568
    Laboratory Corp. of America
      Holdings*sec......................   14,760     1,193,347
    Manor Care, Inc.*...................    2,530        59,986
    McKesson Corp. .....................   17,525       655,435
    Medarex, Inc.*......................   41,640       747,854
    Quest Diagnostic, Inc.*sec..........   12,020       861,954
                                                    -----------
                                                      5,731,239
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
HOTELS & MOTELS -- 0.4%
    Starwood Hotels & Resorts Worldwide,
      Inc. [REIT]sec....................    8,605   $   256,859
                                                    -----------
INSURANCE -- 3.5%
    AFLAC, Inc. ........................   27,345       671,593
    Berkley, (W.R.) Corp.*..............    4,940       265,278
    Everest Reinsurance Group Ltd. .....    5,305       375,064
    MGIC Investment Corp. ..............   13,075       806,989
    Renaissancere Reinsurance Holdings
      Ltd. .............................    3,925       374,445
                                                    -----------
                                                      2,493,369
                                                    -----------
INTERNET SERVICES -- 3.4%
    eBay, Inc.*sec......................   35,585     2,380,637
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 6.8%
    Apogent Technologies, Inc.*.........   26,170       675,186
    Biomet, Inc. .......................      350        10,815
    Cerus Corp*.........................   12,595       576,221
    Invitrogen Corp.*sec................   15,795       978,184
    St. Jude Medical, Inc.*.............   19,050     1,479,233
    Stryker Corp. ......................   18,730     1,093,270
                                                    -----------
                                                      4,812,909
                                                    -----------
OIL & GAS -- 8.9%
    EOG Resources, Inc. ................   16,395       641,208
    Hanover Compressor Co.*sec..........   70,265     1,774,894
    Kinder Morgan, Inc. ................   53,205     2,962,986
    Universal Compression Holdings,
      Inc.*.............................   34,365     1,013,424
                                                    -----------
                                                      6,392,512
                                                    -----------
PERSONAL SERVICES -- 6.4%
    Apollo Group, Inc. Cl-A*............   62,750     2,824,377
    Cendant Corp.*sec...................   66,570     1,305,438
    University of Phoenix Online*.......   12,315       401,346
                                                    -----------
                                                      4,531,161
                                                    -----------
PHARMACEUTICALS -- 14.5%
    Abgenix, Inc.*sec...................   22,495       756,732
    Andrx Group*........................   24,675     1,737,367
    Enzon, Inc.*sec.....................   31,230     1,757,623
    Forest Laboratories, Inc.*sec.......    8,795       720,750
    Human Genome Sciences, Inc.*sec.....   51,725     1,744,167
    King Pharmaceuticals, Inc.*sec......   22,069       929,767
    Millennium Pharmaceuticals, Inc.*...   43,790     1,073,293
    OSI Pharmaceuticals, Inc.*..........   16,020       732,755
    Sepracor, Inc.*.....................   16,385       934,928
                                                    -----------
                                                     10,387,382
                                                    -----------
SEMICONDUCTORS -- 4.9%
    Integrated Device Technology,
      Inc.*sec..........................   52,895     1,406,478
    NVIDIA Corp.*.......................   31,020     2,075,238
                                                    -----------
                                                      3,481,716
                                                    -----------
TELECOMMUNICATIONS -- 7.7%
    Amdocs Ltd.*sec.....................    9,810       333,246
    Ciena Corp.*........................   30,740       439,889

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--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
    Crown Castle International
      Corp.*sec.........................  226,220   $ 2,416,030
    EchoStar Communications Corp.
      Cl-A*sec..........................   33,755       927,250
    SBA Communications Corp.*...........   28,915       376,473
    Western Wireless Corp. Cl-A*........   33,645       950,471
                                                    -----------
                                                      5,443,359
                                                    -----------
TOTAL COMMON STOCK
  (Cost $68,385,688)....................             63,671,672
                                                    -----------
                                            PAR
                                           (000)
                                           -----
COMMERCIAL PAPER -- 12.2%
    Prudential Funding Corp.
      1.72%, 01/02/02...................  $ 3,500     3,499,833
    Tyco Capital Corp.
      1.78%, 01/02/02...................    5,200     5,199,743
                                                    -----------
    (Cost $8,699,576)...................              8,699,576
                                                    -----------
                                          SHARES       VALUE
                                          ------       -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund......    8,321   $     8,321
    Temporary Investment Fund...........    8,321         8,321
                                                    -----------
    (Cost $16,642)......................                 16,642
                                                    -----------
TOTAL INVESTMENTS -- 101.9%
  (Cost $77,101,906)....................             72,387,890
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.9%)................             (1,348,929)
                                                    -----------
NET ASSETS -- 100.0%....................            $71,038,961
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 85.1%
ADVERTISING -- 0.6%
    Advo, Inc.*.........................    7,000   $   301,000
                                                    -----------
AIRLINES -- 1.4%
    Frontier Airlines, Inc.*............   14,600       248,200
    Ryanair Holdings PLC [ADR]*.........    7,000       224,350
    SkyWest, Inc. ......................    8,200       208,690
                                                    -----------
                                                        681,240
                                                    -----------
BROADCASTING -- 0.7%
    Radio One, Inc. Cl-A*...............   14,800       273,356
    Sirius Satellite Radio, Inc.*.......    7,800        90,714
                                                    -----------
                                                        364,070
                                                    -----------
BUILDING MATERIALS -- 0.8%
    Lone Star Technologies, Inc.*.......    6,200       109,120
    Trex Co., Inc.*.....................   14,000       265,860
                                                    -----------
                                                        374,980
                                                    -----------
BUSINESS SERVICES -- 4.0%
    Corporate Executive Board Co.*......   13,000       477,100
    DiamondCluster International,
      Inc.*.............................   39,400       516,140
    Hiedrick & Struggles International,
      Inc.*.............................   16,700       303,105
    Learning Tree International,
      Inc.*.............................   13,900       387,810
    Micromuse, Inc.*....................   15,400       231,000
    National Processing, Inc.*..........    2,400        78,000
                                                    -----------
                                                      1,993,155
                                                    -----------
CAPITAL GOODS -- 0.6%
    Mettler-Toledo International,
      Inc.*.............................    6,000       311,100
                                                    -----------
CHEMICALS -- 0.4%
    Fuller, (H.B.) Co. .................    7,100       204,267
                                                    -----------
CLOTHING & APPAREL -- 1.2%
    Jones Apparel Group, Inc.*..........    3,600       119,412
    Pacific Sunwear of California,
      Inc.*.............................   23,700       483,954
                                                    -----------
                                                        603,366
                                                    -----------
COMPUTER HARDWARE -- 1.9%
    Insight Enterprises, Inc.*..........   28,800       708,480
    Mercury Computer Systems, Inc.*.....    6,100       238,571
                                                    -----------
                                                        947,051
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 9.3%
    Advanced Digital Information
      Corp.*............................   17,500       280,700
    Braun Consulting, Inc.*.............   67,700       240,335
    Catalina Marketing Corp.*...........    6,200       215,140
    Cognizant Technology Solutions
      Corp.*............................    8,300       340,134
    Compucredit Corp.*..................   17,100       201,096
    Compuware Corp.*....................   38,000       448,020
    Electronic Data Systems Corp. ......      600        41,130
    Legato Systems, Inc.*...............   39,100       507,127
    Midway Games, Inc.*.................   12,800       192,128
    NETIQ Corp.*........................   12,212       430,595
    Nuance Communications, Inc.*........   12,300       111,930
    OTG Software, Inc.*.................   26,100       261,000
    Safenet, Inc.*......................   18,300       346,602

                                          SHARES       VALUE
                                          ------       -----
    Seachange International, Inc.*......   21,200   $   723,343
    Speechworks International, Inc.*....   16,900       190,125
                                                    -----------
                                                      4,529,405
                                                    -----------
CONSTRUCTION -- 1.1%
    Dycom Industries, Inc.*.............   30,200       504,642
    URS Corp.*..........................    1,500        41,115
                                                    -----------
                                                        545,757
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Blyth, Inc. ........................    7,300       169,725
    Dial Corp. .........................    7,800       133,770
    Tupperware Corp. ...................    6,900       132,825
                                                    -----------
                                                        436,320
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Axcelis Technologies, Inc.*.........   14,000       180,460
    AXT, Inc.*..........................    8,300       119,769
    Credence Systems Corp.*.............   17,400       323,118
    Cree, Inc.*.........................    5,000       147,300
    DSP Group, Inc.*....................    5,700       132,582
    Harmonic, Inc.*.....................   30,500       366,610
    Interlink Electronics, Inc.*........   23,900       103,487
    Mentor Graphics Corp.*..............   14,000       329,980
    MIPS Technologies, Inc.*............   12,400       107,136
    Plexus Corp.*.......................    9,000       239,040
    Technitrol, Inc. ...................    6,800       187,816
    Three-Five Systems, Inc.*...........   12,900       205,239
    Trimble Navigation Ltd.*............   14,300       231,803
    Veeco Instruments, Inc.*............    4,700       169,435
                                                    -----------
                                                      2,843,775
                                                    -----------
ENTERTAINMENT & LEISURE -- 0.7%
    Carnival Corp. .....................    4,700       131,976
    Dover Downs Entertainment, Inc. ....      900        13,770
    Macrovision Corp.*..................    3,600       126,792
    WMS Industries, Inc.*...............    4,300        86,000
                                                    -----------
                                                        358,538
                                                    -----------
ENVIRONMENTAL SERVICES -- 1.3%
    Tetra Tech, Inc.*...................   32,825       653,546
                                                    -----------
FARMING & AGRICULTURE -- 0.8%
    Delta & Pine Land Co. ..............   16,500       373,395
                                                    -----------
FINANCIAL -- BANK & TRUST -- 1.9%
    Commerce Bancorp, Inc. .............    9,100       357,994
    Silicon Valley Bancshares*..........   20,200       539,946
    TCF Financial Corp. ................    1,100        52,778
                                                    -----------
                                                        950,718
                                                    -----------
FINANCIAL SERVICES -- 5.5%
    Allied Capital Corp. ...............    7,200       187,200
    Capital One Financial Corp. ........    2,000       107,900
    Concord EFS, Inc.*..................   17,100       560,538
    Federal Agricultural Mortgage
      Corp.*............................    3,700       149,850
    IndyMac Bancorp, Inc.*..............    1,900        44,422
    Investors Financial Service
      Corp. ............................    5,600       370,776
    LaBranche & Co., Inc.*..............    8,600       296,356

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--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
    Metris Companies, Inc. .............   17,200   $   442,212
    Net.B@nk, Inc.*.....................   54,500       571,160
                                                    -----------
                                                      2,730,414
                                                    -----------
FOOD -- 1.1%
    Hain Celestial Group, Inc.*.........   16,200       444,852
    Performance Food Group Co.*.........    3,500       123,095
                                                    -----------
                                                        567,947
                                                    -----------
HEALTH CARE -- 2.1%
    Inhale Therapeutic Systems, Inc.*...   12,900       239,295
    Microvision, Inc.*..................   35,800       509,792
    Tularik, Inc.*......................   11,600       278,632
                                                    -----------
                                                      1,027,719
                                                    -----------
HEALTHCARE SERVICES -- 6.0%
    Cardinal Health, Inc. ..............    5,700       368,562
    Cross Country, Inc.*................    1,500        39,750
    CuraGen Corp.*......................   15,700       351,209
    DaVita, Inc.*.......................   24,000       586,800
    Gene Logic, Inc.*...................   10,000       188,400
    HealthSouth Corp.*..................   22,500       333,450
    Lincare Holdings, Inc.*.............   22,800       653,220
    Manor Care, Inc.*...................   13,200       312,972
    Odyssey Healthcare, Inc.*...........    4,100       106,354
    Tenet Healthcare Corp.*.............      600        35,232
                                                    -----------
                                                      2,975,949
                                                    -----------
HOTELS & MOTELS -- 0.5%
    Marriott International, Inc. Cl-A...    5,200       211,380
    Orient-Express Hotels Ltd.*.........      700        12,670
    Prime Hospitality Corp.*............    2,600        28,730
                                                    -----------
                                                        252,780
                                                    -----------
INDUSTRIAL PRODUCTS -- 0.3%
    Steel Dynamics, Inc.*...............   13,700       159,057
                                                    -----------
INSURANCE -- 0.6%
    Philadelphia Consolidated Holdings
      Corp.*............................    7,400       279,054
                                                    -----------
INTERNET SERVICES -- 3.2%
    Clarent Corp.*......................   13,500           135
    Internet Security Systems, Inc.*....    7,400       237,244
    Keynote Systems, Inc.*..............   23,900       223,465
    Liberate Technologies, Inc.*........   24,800       284,704
    Macromedia, Inc.*...................   10,300       183,340
    Priceline.com*......................   19,800       115,236
    VeriSign, Inc.*.....................    7,540       286,822
    WebMD Corp.*........................   32,400       228,744
                                                    -----------
                                                      1,559,690
                                                    -----------
MACHINERY & EQUIPMENT -- 2.2%
    Advanced Energy Industries*.........   12,600       335,664
    Asyst Technologies, Inc.*...........   16,400       209,264
    Graco, Inc. ........................    5,300       206,965
    National-Oilwell, Inc.*.............   13,100       269,991
    Toro Co. ...........................    1,600        72,000
                                                    -----------
                                                      1,093,884
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
MEDICAL SUPPLIES & EQUIPMENT -- 6.1%
    AmerisourceBergen Corp. ............    4,900   $   311,395
    Applied Molecular Evolution*........   21,400       263,434
    Aviron*.............................    3,000       149,190
    Charles River Laboratories
      International, Inc.*..............   13,900       465,372
    Inamed Corp.*.......................   23,900       718,673
    Lexicom Genetics, Inc.*.............   38,200       440,828
    Maxygen, Inc.*......................   16,900       296,933
    Owens & Minor, Inc. ................   11,600       214,600
    Techne Corp.*.......................    4,300       158,455
                                                    -----------
                                                      3,018,880
                                                    -----------
METALS & MINING -- 0.5%
    NS Group, Inc.*.....................    5,400        40,392
    Stillwater Mining Co.*..............   12,400       229,400
                                                    -----------
                                                        269,792
                                                    -----------
OIL & GAS -- 2.1%
    Key Energy Services, Inc.*..........   30,400       279,680
    Patterson-UTI Energy, Inc.*.........   11,300       263,403
    Tidewater, Inc. ....................    7,700       261,030
    Varco International, Inc.*..........   16,300       244,174
                                                    -----------
                                                      1,048,287
                                                    -----------
PERSONAL SERVICES -- 1.1%
    Career Education Corp.*.............   15,300       524,484
                                                    -----------
PHARMACEUTICALS -- 5.5%
    Alpharma, Inc. .....................   21,300       563,385
    Cambrex Corp. ......................    5,600       244,160
    Celgene Corp.*......................   17,600       561,792
    Cell Therapeutics, Inc.*............   13,100       316,234
    Enzon, Inc.*........................    6,700       377,076
    Incyte Genomics, Inc.*..............   18,700       365,772
    Pharmacopeia, Inc.*.................   20,500       284,745
                                                    -----------
                                                      2,713,164
                                                    -----------
PRINTING & PUBLISHING -- 2.6%
    R.H. Donnelly Corp.*................   12,200       354,410
    Scholastic Corp.*...................    5,600       281,848
    Zomax, Inc.*........................   82,400       658,376
                                                    -----------
                                                      1,294,634
                                                    -----------
REAL ESTATE -- 0.2%
    Redwood Trust, Inc. ................    3,900        94,497
                                                    -----------
RESTAURANTS -- 1.4%
    Outback Steakhouse, Inc.*...........    3,000       102,750
    P.F. Chang's China Bistro, Inc.*....    6,900       326,370
    Ruby Tuesday, Inc. .................   12,600       259,938
                                                    -----------
                                                        689,058
                                                    -----------
RETAIL & MERCHANDISING -- 2.4%
    Factory 2-U Stores, Inc.*...........   13,900       278,556
    Linens 'N Things, Inc.*.............   17,100       436,050
    Williams-Sonoma, Inc.*..............   11,400       489,060
                                                    -----------
                                                      1,203,666
                                                    -----------

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--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
SEMICONDUCTORS -- 5.4%
    Alpha Industries, Inc.*.............    8,700   $   189,660
    Anadigics, Inc.*....................   17,100       260,775
    ATMI, Inc.*.........................    9,800       233,730
    Exar Corp.*.........................   10,600       221,010
    Globespan, Inc.*....................   37,682       487,982
    Kopin Corp.*........................   13,000       182,000
    Pixelworks, Inc.*...................    4,200        67,452
    PRI Automation, Inc.*...............   19,300       394,685
    Semtech Corp.*......................    5,500       196,295
    TranSwitch Corp.*...................    4,900        22,050
    TriQuint Semiconductor, Inc.*.......   16,587       203,357
    Varian Semiconductor Equipment
      Associates, Inc.*.................    5,900       204,081
                                                    -----------
                                                      2,663,077
                                                    -----------
TELECOMMUNICATIONS -- 2.5%
    Airgate PCS, Inc.*..................      700        31,885
    Alamosa Holdings, Inc.*.............   19,200       229,056
    Avanex Corp.*.......................    3,400        20,060
    C-Cor.Net Corp.*....................   26,200       381,734
    Digital Lightwave, Inc.*............   15,100       141,638
    Netro Corp.*........................   29,900       109,733
    Telecorp PCS, Inc.*.................    3,100        38,657
    Tollgrade Communications, Inc.*.....    8,200       273,470
                                                    -----------
                                                      1,226,233
                                                    -----------
TRANSPORTATION -- 0.4%
    Frontline Ltd. [ADR]................    3,100        31,775
    OMI Corp.*..........................    8,600        34,228
    Trico Marine Services, Inc.*........   18,500       139,675
                                                    -----------
                                                        205,678
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
UTILITIES -- 0.1%
    Alliant Energy Corp. ...............    1,400   $    42,504
                                                    -----------
TOTAL COMMON STOCK
  (Cost $39,402,989)....................             42,112,131
                                                    -----------
FOREIGN STOCK -- 0.1%
OIL & GAS
    Stelmar Shipping Ltd. -- (GRD)*
    (Cost $39,831)......................    2,500        40,625
                                                    -----------
                                            PAR
                                           (000)
                                           -----
REPURCHASE AGREEMENTS -- 10.8%
    Greenwich Capital Markets, Inc.,
      1.60%, dated 12/31/01, maturing
      1/02/02, repurchase price
      $5,350,476, (collateralized by
      U.S. Treasury Bills, par value
      $5,493,000, market value
      $5,460,947, due 5/02/2002)
    (Cost $5,350,000)...................  $ 5,350     5,350,000
                                                    -----------
TOTAL INVESTMENTS -- 96.0%
  (Cost $44,792,820)....................             47,502,756
OTHER ASSETS LESS LIABILITIES -- 4.0%...              1,986,000
                                                    -----------
NET ASSETS -- 100.0%....................            $49,488,756
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GABELLI ALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 86.0%
AEROSPACE -- 3.6%
    General Motors Corp.
      Cl-H*sec......................      25,000   $    386,250
    Honeywell International,
      Inc. .........................      60,000      2,029,200
    Lockheed Martin Corp. ..........       2,500        116,675
    Northrop Grumman Corp.sec. .....      28,000      2,822,680
    Raytheon Co. ...................      12,000        389,640
                                                   ------------
                                                      5,744,445
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.6%
    General Motors Corp.sec.........      18,000        874,800
                                                   ------------
AUTOMOTIVE PARTS -- 2.2%
    AutoNation, Inc.*...............      60,000        739,800
    BorgWarner, Inc. ...............      13,000        679,250
    Dana Corp. .....................      50,000        694,000
    Exide Technologiessec...........      30,000         36,900
    Federal-Mogul Corp.*sec.........      10,000          7,900
    Genuine Parts Co. ..............      20,000        734,000
    Midas, Inc. ....................       5,000         57,500
    Myers Industries, Inc. .........      18,660        254,709
    O' Reilly Automotive,
      Inc.*sec......................       4,000        145,880
    Superior Industries
      International, Inc. ..........       3,000        120,750
                                                   ------------
                                                      3,470,689
                                                   ------------
BEVERAGES -- 0.7%
    PepsiAmericas, Inc. ............      50,000        690,000
    PepsiCo, Inc.sec................      10,000        486,900
                                                   ------------
                                                      1,176,900
                                                   ------------
BROADCASTING -- 5.1%
    Belo Corp. Cl-A.................      25,000        468,750
    Crown Media Holdings, Inc.*.....      40,000        451,600
    Gray Communications, Inc.
      Cl-B..........................      12,000        124,680
    Grupo Televisa SA [ADR]*........      15,000        647,700
    Liberty Media Corp. Cl-A*.......     110,000      1,540,000
    Media General, Inc. ............      14,000        697,620
    News Corp. Ltd. [ADR]...........      29,999        793,774
    Paxson Communications Corp.*....      45,000        470,250
    Scripps, (E.W.) Co. Cl-A........      23,000      1,518,000
    The Liberty Corp. ..............       5,000        205,750
    UnitedGlobalCom, Inc.
      Cl-A*sec......................     170,000        850,000
    USA Networks, Inc.*.............      12,000        327,720
                                                   ------------
                                                      8,095,844
                                                   ------------
BUILDING MATERIALS -- 0.0%
    Thomas Industries, Inc. ........       3,000         75,000
                                                   ------------
BUSINESS SERVICES -- 0.3%
    Kroll, Inc.*....................      27,000        407,700
                                                   ------------
CABLE TELEVISION -- 2.9%
    Cablevision Systems Corp. -- New
      York Group Cl-A*sec...........      70,000      3,321,500
    Cablevision Systems Corp. --
      Rainbow Media Group*sec.......      30,000        741,000
    Young Broadcasting, Inc.
      Cl-A*.........................      28,000        502,600
                                                   ------------
                                                      4,565,100
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CHEMICALS -- 1.3%
    Albemarle Corp. ................      10,000   $    240,000
    Great Lakes Chemical
      Corp.sec......................      45,000      1,092,600
    Hercules, Inc.*.................      80,000        800,000
                                                   ------------
                                                      2,132,600
                                                   ------------
COMPUTER HARDWARE -- 0.6%
    Compaq Computer Corp. ..........      65,400        638,304
    EMC Corp.*sec...................      20,000        268,800
                                                   ------------
                                                        907,104
                                                   ------------
CONGLOMERATES -- 2.2%
    Corning, Inc.sec................     253,000      2,256,760
    ITT Industries, Inc. ...........       3,000        151,500
    Philip Morris Co., Inc.sec......      22,000      1,008,700
                                                   ------------
                                                      3,416,960
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 4.1%
    Brown-Forman Corp. Cl-A.........      15,000        959,250
    Eastman Kodak Co.sec............      30,000        882,900
    Energizer Holdings, Inc.*.......      60,000      1,143,000
    Gillette Co.sec.................      55,000      1,837,000
    Procter & Gamble Co. ...........      20,000      1,582,600
    Rayovac Corp.*..................      10,000        176,000
                                                   ------------
                                                      6,580,750
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.1%
    Ametek, Inc.sec.................      12,000        382,680
    Amphenol Corp.*.................       1,000         48,050
    Analog Devices, Inc.*sec........      12,500        554,875
    Cooper Industries, Inc.sec......      68,000      2,374,560
    CTS Corp. ......................      20,000        318,000
    Magnetek, Inc.*.................      20,000        180,200
    Molex, Inc. ....................      14,000        378,700
    Thomas & Betts Corp.sec.........      30,000        634,500
                                                   ------------
                                                      4,871,565
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.0%
    Ackerley Group, Inc. ...........      15,000        262,500
    Gaylord Entertainment Co.
      Cl-A*.........................      10,000        246,000
    Gemstar-TV Guide International,
      Inc.*.........................      12,000        332,400
    Mattel, Inc. ...................      25,000        430,000
    The Walt Disney Co. ............      40,000        828,800
    Viacom, Inc.*...................      18,000        796,500
    World Wrestling Federation
      Entertainment, Inc.*..........      20,000        263,000
                                                   ------------
                                                      3,159,200
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Waste Management, Inc. .........       5,000        159,550
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.4%
    Bank of New York Co.,
      Inc.sec.......................      30,000      1,224,000
    Deutsche Bank AG [ADR]*.........      12,000        841,800
    FleetBoston Financial
      Corp.sec......................      21,000        766,500
    Wachovia Corp. .................      20,000        627,200
    Wilmington Trust Corp. .........       6,200        392,522
                                                   ------------
                                                      3,852,022
                                                   ------------

AST GABELLI ALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FINANCIAL SERVICES -- 1.8%
    American Express Co.sec.........      44,000   $  1,570,360
    BKF Capital Group, Inc.*........       4,000        114,800
    Lehman Brothers Holdings,
      Inc. .........................       3,000        200,400
    T. Rowe Price Group, Inc. ......      30,000      1,041,900
                                                   ------------
                                                      2,927,460
                                                   ------------
FOOD -- 5.3%
    Albertson's, Inc.sec............       2,000         62,980
    Archer Daniels Midland Co. .....      68,250        979,388
    Diageo PLC [ADR]sec.............      25,000      1,156,750
    Flowers Foods, Inc.*............      30,000      1,197,600
    Heinz, (H.J.) Co. ..............      20,000        822,400
    Kellogg Co.sec..................      65,000      1,956,500
    Opta Food Ingredients, Inc.*....       1,000          1,020
    Safeway, Inc.*sec...............      20,000        835,000
    Sensient Technologies Corp. ....      18,000        374,580
    Weis Markets, Inc. .............      35,000        978,600
                                                   ------------
                                                      8,364,818
                                                   ------------
HEALTHCARE SERVICES -- 0.4%
    Aetna, Inc. ....................      20,000        659,800
                                                   ------------
HOTELS & MOTELS -- 0.8%
    Hilton Hotels Corp. ............      15,000        163,800
    MGM Grand, Inc.*sec.............      40,000      1,154,800
                                                   ------------
                                                      1,318,600
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.5%
    Crane Co. ......................      15,000        384,600
    Kaman Corp. Cl-A................      25,000        390,000
                                                   ------------
                                                        774,600
                                                   ------------
INSURANCE -- 0.9%
    Alleghany Corp.*................       1,400        269,430
    Argonaut Group, Inc. ...........      14,000        273,980
    Leucadia National Corp. ........       3,000         86,610
    UnumProvident Corp.sec..........      30,000        795,300
                                                   ------------
                                                      1,425,320
                                                   ------------
INTERNET SERVICES -- 0.1%
    Meredith Corp. .................       6,000        213,900
                                                   ------------
MACHINERY & EQUIPMENT -- 3.9%
    Baker Hughes, Inc. .............      33,000      1,203,510
    Deere & Co. ....................      20,000        873,200
    Flowserve Corp.*................      15,000        399,150
    Gencorp, Inc. ..................      60,000        846,600
    Kadant, Inc.*...................       1,530         22,185
    Precision Castparts Corp. ......      25,000        706,250
    Sequa Corp. Cl-A*...............       9,200        437,184
    SPS Technologies, Inc.*.........      25,200        879,984
    Thermo Electron Corp.*..........      35,000        835,100
                                                   ------------
                                                      6,203,163
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Apogent Technologies, Inc.*.....      20,000   $    516,000
    Inamed Corp.*...................       7,000        210,490
    Invitrogen Corp.*sec............       6,000        371,580
    Sybron Dental Specialties,
      Inc.*.........................      35,000        755,300
    Viasys Healthcare, Inc.*........       5,844        118,107
                                                   ------------
                                                      1,971,477
                                                   ------------
OIL & GAS -- 4.2%
    Burlington Resources, Inc. .....      10,000        375,400
    Conoco, Inc. ...................      45,000      1,273,500
    El Paso Corp.sec................      15,000        669,150
    ENSCO International, Inc. ......      12,000        298,200
    Halliburton Co. ................      60,000        786,000
    Kerr-McGee Corp.sec.............      10,089        552,877
    Mitchell Energy & Development
      Corp. Cl-A....................      10,000        533,000
    National Fuel Gas Co. ..........      22,000        543,400
    ONEOK, Inc. ....................      17,500        312,200
    Questar Corp. ..................      13,500        338,175
    Williams Companies, Inc. .......      38,500        982,520
                                                   ------------
                                                      6,664,422
                                                   ------------
PAPER & FOREST PRODUCTS -- 4.0%
    International Paper Co.sec......      29,000      1,170,150
    Mead Corp. .....................      20,000        617,800
    Westvaco Corp. .................      30,000        853,500
    Willamette Industries, Inc. ....      70,000      3,648,400
                                                   ------------
                                                      6,289,850
                                                   ------------
PERSONAL SERVICES -- 1.2%
    Cendant Corp.*sec...............      95,800      1,878,638
                                                   ------------
PHARMACEUTICALS -- 1.6%
    American Home Products
      Corp.sec......................      20,000      1,227,200
    Pfizer, Inc. ...................      10,000        398,500
    Schering-Plough Corp. ..........      24,000        859,440
                                                   ------------
                                                      2,485,140
                                                   ------------
PRINTING & PUBLISHING -- 3.0%
    Gannett Co., Inc.sec............      16,000      1,075,680
    Journal Register Co.*...........      13,000        273,520
    New York Times Co. .............       3,000        129,750
    Pulitzer, Inc. .................       8,000        408,000
    Tribune Co. ....................      35,000      1,310,050
    Washington Post Co. Cl-B........       3,000      1,590,000
                                                   ------------
                                                      4,787,000
                                                   ------------
RETAIL & MERCHANDISING -- 0.7%
    Blockbuster, Inc. ..............       4,000        100,800
    The Neiman Marcus Group, Inc.
      Cl-A*.........................      34,800      1,081,236
                                                   ------------
                                                      1,182,036
                                                   ------------
TELECOMMUNICATIONS -- 15.9%
    AT&T Corp.sec...................      85,000      1,541,900
    AT&T Wireless Services,
      Inc.*sec......................      25,308        363,676
    BCE, Inc. ......................      30,000        684,000
    BellSouth Corp. ................      12,800        488,320
    BroadWing, Inc.*................      75,000        712,500

AST GABELLI ALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    BT Group PLC [ADR]..............      12,000   $    441,000
    Cable & Wireless Communications
      PLC [ADR]sec..................      35,000        518,350
    CenturyTel, Inc. ...............      62,000      2,033,599
    CoreComm Ltd.*sec...............      60,000          9,594
    Deutsche Telekom AG [ADR]sec....      70,000      1,183,000
    Leap Wireless International,
      Inc.*sec......................      30,000        629,100
    Lucent Technologies, Inc.sec....     316,000      1,987,640
    MM02 PLC [ADR]*.................      36,500        459,900
    Motorola, Inc. .................     124,800      1,874,496
    Nextel Communications, Inc.
      Cl-A*sec......................     102,000      1,117,920
    Nextel Partners, Inc.*..........      22,000        264,000
    Nortel Networks Corp. ..........     140,000      1,050,000
    NTL, Inc.*sec...................     200,000        188,000
    Price Communications Corp.*.....      70,000      1,336,300
    QUALCOMM, Inc.*sec..............      14,000        707,000
    Qwest Communications
      International, Inc.sec........     110,000      1,554,300
    Rural Cellular Corp.*...........      12,000        267,000
    Sprint Corp. (FON Group)........      60,000      1,204,800
    Sprint Corp. (PCS Group)*sec....      45,000      1,098,450
    Telephone & Data Systems,
      Inc. .........................      22,000      1,974,500
    United States Cellular Corp.*...      16,000        724,000
    WorldCom, Inc.*sec..............      48,200        678,656
                                                   ------------
                                                     25,092,001
                                                   ------------
TRANSPORTATION -- 1.0%
    GATX Corp. .....................       5,000        162,600
    Navistar International Corp. ...      32,000      1,264,000
    PACCAR, Inc.sec.................       2,000        131,240
                                                   ------------
                                                      1,557,840
                                                   ------------
UTILITIES -- 8.3%
    Allegheny Energy, Inc. .........       3,000        108,660
    CH Energy Group, Inc. ..........       7,000        304,290
    Cinergy Corp.sec................      40,700      1,360,600
    Cleco Corp. ....................      13,500        296,595
    Constellation Energy Group,
      Inc.sec.......................      33,000        876,150
    DPL, Inc. ......................      30,000        722,400
    DQE, Inc.sec....................      33,000        624,690
    DTE Energy Co.sec...............      15,001        629,142
    El Paso Electric Co.*sec........      30,000        435,000
    Exelon Corp.sec.................      10,000        478,800
    Great Plains Energy, Inc. ......      20,000        504,000
    Niagara Mohawk Holdings,
      Inc.*.........................      48,600        861,678
    NiSource, Inc. .................      10,000        230,600

                                        SHARES        VALUE
                                        ------        -----
    Northeast Utilities Co. ........      45,000   $    793,350
    PPL Corp. ......................       4,000        139,400
    Public Service Enterprise Group,
      Inc. .........................       8,200        345,958
    RGS Energy Group, Inc. .........      15,200        571,520
    Sierra Pacific Resources
      Corp.sec......................      16,000        240,800
    SJW Corp. ......................       1,500        127,935
    Teco Energy, Inc.sec............      28,000        734,720
    UIL Holdings Corp. .............       6,500        333,450
    Unisource Energy Corp. .........      10,000        181,900
    UtiliCorp United, Inc.sec.......       8,000        201,360
    Western Resources, Inc. ........      50,000        860,000
    Wisconsin Energy Corp.sec.......      24,500        552,720
    WPS Resources Co. ..............       6,250        228,438
    Xcel Energy, Inc.sec............      18,000        499,320
                                                   ------------
                                                     13,243,476
                                                   ------------
  TOTAL COMMON STOCK
    (Cost $139,808,991).............                136,529,770
                                                   ------------
                                         PAR
                                        (000)
                                        -----
U.S. TREASURY OBLIGATIONS -- 8.9%
    U.S. Treasury Bills
      1.63%, 01/03/02...............  $    2,700      2,699,756
      1.64%, 01/17/02...............       1,000        999,271
      1.67%, 03/14/02...............       9,540      9,508,766
      1.68%, 03/14/02...............         500        498,297
      1.685%, 03/21/02..............         502        500,120
                                                   ------------
    (Cost $14,205,627)..............                 14,206,210
                                                   ------------

                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 7.4%
    Temporary Investment Cash
      Fund..........................   5,917,663      5,917,663
    Temporary Investment Fund.......   5,917,663      5,917,663
                                                   ------------
    (Cost $11,835,326)..............                 11,835,326
                                                   ------------
TOTAL INVESTMENTS -- 102.3%
  (Cost $165,849,944)...............                162,571,306
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.3%)............                 (3,684,959)
                                                   ------------
NET ASSETS -- 100.0%................               $158,886,347
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST JANUS STRATEGIC VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 70.1%
ADVERTISING -- 0.9%
    Lamar Advertising Co.*sec..........   10,165    $   430,386
                                                    -----------
AEROSPACE -- 2.8%
    Alliant Techsystems, Inc.*.........    7,575        584,790
    Honeywell International, Inc.......   19,970        675,385
                                                    -----------
                                                      1,260,175
                                                    -----------
AUTOMOTIVE PARTS -- 4.9%
    Delphi Automotive Systems Corp.....   17,750        242,465
    Lear Corp.*........................   28,335      1,080,697
    Tower Automotive, Inc.*............   26,040        235,141
    Visteon Corp.......................   42,905        645,291
                                                    -----------
                                                      2,203,594
                                                    -----------
BROADCASTING -- 0.9%
    Liberty Media Corp. Cl-A*..........   29,200        408,800
                                                    -----------
BUILDING MATERIALS -- 3.2%
    Cemex SA de CV [ADR]...............   58,800      1,452,360
                                                    -----------
CHEMICALS -- 0.8%
    Cytec Industries, Inc.*............   13,200        356,400
    Reliance Industries [GDR] 144A.....      495          6,265
                                                    -----------
                                                        362,665
                                                    -----------
CLOTHING & APPAREL -- 0.5%
    Liz Claiborne, Inc.................    4,150        206,463
                                                    -----------
COMPUTER HARDWARE -- 3.8%
    Apple Computer, Inc.*..............   78,300      1,714,770
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 7.3%
    Arbitron, Inc.*....................    6,549        223,648
    Cadence Design Systems,
      Inc.*sec.........................   68,200      1,494,944
    Ceridan Corp.*.....................   85,060      1,594,875
                                                    -----------
                                                      3,313,467
                                                    -----------
CONGLOMERATES -- 4.5%
    Berkshire Hathaway, Inc. Cl-B*.....      600      1,515,000
    Vector Group Ltd.sec...............   16,432        539,791
                                                    -----------
                                                      2,054,791
                                                    -----------
CONTAINERS & PACKAGING -- 2.5%
    Packaging Corp. of America*........   61,250      1,111,688
                                                    -----------
ENTERTAINMENT & LEISURE -- 3.4%
    Mattel, Inc........................   35,530        611,116
    Station Casinos, Inc.*sec..........   11,570        129,468
    Viacom, Inc. Cl-B*sec..............   18,115        799,778
                                                    -----------
                                                      1,540,362
                                                    -----------
FINANCIAL-BANK & TRUST -- 0.7%
    Bank of New York Co., Inc.sec......    7,660        312,528
                                                    -----------
FINANCIAL SERVICES -- 9.1%
    American Express Co.sec............   11,900        424,711
    Citigroup, Inc.....................   17,190        867,751
    Fannie Maesec......................   20,385      1,620,607
    Lehman Brothers Holdings, Inc......    8,535        570,138
    Moody's Corp.......................   17,000        677,620
                                                    -----------
                                                      4,160,827
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
INSURANCE -- 1.0%
    The Principal Financial Group,
      Inc.*sec.........................   18,050    $   433,200
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Becton Dickinson & Co..............   27,965        927,040
                                                    -----------
OIL & GAS -- 11.2%
    Anadarko Petroleum Corp............   14,755        838,822
    Apache Corp........................   16,704        833,171
    El Paso Corp.sec...................   44,222      1,972,742
    Kinder Morgan Management LLC*......   22,326        846,148
    Kinder Morgan, Inc.................   11,125        619,551
                                                    -----------
                                                      5,110,434
                                                    -----------
PRINTING & PUBLISHING -- 2.1%
    McGraw-Hill Co., Inc...............    3,175        193,612
    Valassis Communications, Inc.*.....   21,300        758,706
                                                    -----------
                                                        952,318
                                                    -----------
RETAIL & MERCHANDISING -- 4.3%
    Toys 'R' Us, Inc.*sec..............   93,940      1,948,316
                                                    -----------
SEMICONDUCTORS -- 0.9%
    Advanced Micro Devices,
      Inc.*sec.........................   26,380        418,387
                                                    -----------
TELECOMMUNICATIONS -- 0.3%
    Clear Channel Communications,
      Inc.*sec.........................    2,390        121,675
                                                    -----------
TRANSPORTATION -- 3.0%
    Grupo Transportation Maritima Cl-L
      [ADR]*sec........................   37,785        370,293
    Teekay Shipping Corp...............   27,795        968,656
                                                    -----------
                                                      1,338,949
                                                    -----------
TOTAL COMMON STOCK
  (Cost $31,078,607)...................              31,783,195
                                                    -----------
FOREIGN STOCK -- 1.5%
AUTOMOBILE MANUFACTURERS -- 0.8%
    Nissan Motor Co. Ltd. -- (JPY).....   66,000        349,993
                                                    -----------
OIL & GAS -- 0.7%
    SK Corp. -- (KOR)..................   28,500        324,381
                                                    -----------
TOTAL FOREIGN STOCK
  (Cost $796,712)......................                 674,374
                                                    -----------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 1.8%
FINANCIAL SERVICES -- 1.8%
    Vector Group Ltd.
      6.25%, 07/15/08..................  $   725        816,531
                                                    -----------
RETAIL & MERCHANDISING -- 0.0%
    Ames Department Stores
      10.00%, 04/15/06.................       40            600
                                                    -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $738,156)......................                 817,131
                                                    -----------

AST JANUS STRATEGIC VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.6%
    Federal Farm Credit Bank
      1.85%, 01/08/02..................  $ 3,000    $ 2,998,921
    Federal Home Loan Mortgage Corp.
      1.51%, 01/02/02..................    5,000      4,999,790
                                                    -----------
    (Cost $7,998,711)..................               7,998,711
                                                    -----------
COMMERCIAL PAPER -- 8.8%
    Prudential Funding Corp.
      1.72%, 01/02/02..................    2,000      1,999,905
    Tyco Capital Corp.
      1.78%, 01/02/02..................    2,000      1,999,901
                                                    -----------
    (Cost $3,999,806)..................               3,999,806
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....      877    $       877
    Temporary Investment Fund..........      876            876
                                                    -----------
    (Cost $1,753)......................                   1,753
                                                    -----------
TOTAL INVESTMENTS -- 99.8%
    (Cost $44,613,745).................              45,274,970
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..................                  81,987
                                                    -----------
NET ASSETS -- 100.0%...................             $45,356,957
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST KINETICS INTERNET PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
COMMON STOCK -- 73.1%
AEROSPACE -- 2.8%
    General Motors Corp. Cl-H*..........    6,000    $   92,700
                                                     ----------
BROADCASTING -- 14.5%
    Cablevision Systems Corp.-Rainbow
    Media Group*sec.....................    2,400        59,280
    Liberty Media Corp. Cl-A*...........   18,000       252,001
    Liberty Media Corp. Cl-B*...........      500         7,600
    SBS Broadcasting SA*sec.............      300         5,430
    Scripps, (E.W.) Co. Cl-A............    1,800       118,800
    UnitedGlobalCom, Inc. Cl-A*sec......    8,491        42,455
                                                     ----------
                                                        485,566
                                                     ----------
BUSINESS SERVICES -- 8.8%
    Ambassadors International, Inc. ....    3,600        75,564
    Kroll, Inc.*........................   14,400       217,440
                                                     ----------
                                                        293,004
                                                     ----------
CABLE TELEVISION -- 0.7%
    PrimaCom AG [ADR]*sec...............   14,400        22,609
                                                     ----------
COMPUTER HARDWARE -- 0.3%
    Mercury Computer Systems, Inc.*.....      225         8,800
                                                     ----------
COMPUTER SERVICES & SOFTWARE -- 7.9%
    Barra, Inc.*........................      300        14,127
    CACI International, Inc.*...........    4,400       173,734
    eSPEED, Inc. Cl-A*..................    9,000        74,520
                                                     ----------
                                                        262,381
                                                     ----------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Ritchie Brothers Auctioneers,
      Inc.*.............................      800        19,904
                                                     ----------
DIVERSIFIED -- 11.0%
    Lynch Corp.*........................    1,800        32,400
    Lynch Interactive Corp.*............    4,800       331,200
                                                     ----------
                                                        363,600
                                                     ----------
E-COMMERCE -- 0.7%
    Catalina Marketing Corp.*sec........      550        19,085
    Getty Images, Inc.*.................      200         4,596
                                                     ----------
                                                         23,681
                                                     ----------
INSURANCE -- 6.3%
    White Mountain Insurance Group*.....      600       208,800
                                                     ----------
INTERNET SERVICES -- 2.9%
    CheckFree Corp.*....................    4,400        79,200
    eBay, Inc.*sec......................      100         6,690
    Expedia, Inc.*sec...................      200         8,122
    Travelocity.com, Inc.*..............      100         2,871
                                                     ----------
                                                         96,883
                                                     ----------
MACHINERY & EQUIPMENT -- 0.1%
    Kadant, Inc.*.......................       12           174
    Thermo Electron Corp.*..............      200         4,772
                                                     ----------
                                                          4,946
                                                     ----------

                                           SHARES      VALUE
                                           ------      -----
MEDIA CONTENT -- 5.4%
    Gemstar-TV Guide International,
      Inc.*.............................    5,300    $  146,810
    Liberty Livewire Corp. Cl-A*........    4,000        27,788
    Pixar, Inc.*........................      100         3,596
                                                     ----------
                                                        178,194
                                                     ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Viasys Healthcare, Inc.*............       29           586
                                                     ----------
TELECOMMUNICATIONS -- 11.1%
    Commonwealth Telephone Enterprises,
      Inc.*.............................    1,000        45,500
    IDT Corp.*..........................      200         3,902
    IDT Corp. Cl-B*.....................      200         3,322
    Liberty Satellite & Technology, Inc.
      Cl-A*.............................    2,000         1,880
    Price Communications Corp.*sec......    6,000       114,540
    RCN Corp.*sec.......................    3,000         8,790
    Sunshine PCS Corp. Cl-A*............    1,600         2,696
    Telephone & Data Systems, Inc.......    2,000       179,500
    United Pan-Europe [ADR]*sec.........   12,000         6,240
                                                     ----------
                                                        366,370
                                                     ----------
TOTAL COMMON STOCK
  (Cost $2,431,882).....................              2,428,024
                                                     ----------
FOREIGN STOCK -- 7.2%
FINANCIAL SERVICES
    Pargesa Holdings -- (CHF)
    (Cost $276,657).....................      120       237,067
                                                     ----------
PREFERRED STOCK -- 1.3%
BROADCASTING
    UnitedGlobalCom, Inc. Cl-D 7.00%*
    (Cost $94,199)......................    6,600        42,900
                                                     ----------
                                            PAR
                                           (000)
                                           -----
CORPORATE OBLIGATIONS -- 3.5%
INTERNET TECHNOLOGY/SOFTWARE -- 1.7%
    Safeguard Scientifics
      5.00%, 06/15/06...................  $   100        57,375
                                                     ----------
TELECOMMUNICATIONS -- 1.8%
    Level 3 Communications, Inc.
      6.00%, 03/15/10...................      100        27,750
    RCN Corp. [STEP]
      32.406%, 10/15/07.................      100        30,000
                                                     ----------
                                                         57,750
                                                     ----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $138,977).......................                115,125
                                                     ----------

AST KINETICS INTERNET PORTFOLIO
--------------------------------------------------------------------------------

                                         NUMBER
                                           OF
                                        CONTRACTS      VALUE
                                        ---------      -----
OPTIONS -- 0.8%
PUT OPTIONS
    LEAPS on Liberty Media, Strike
      Price 10, Expires 01/17/04*
    (Cost $42,030)....................       180    $    26,100
                                                    -----------

                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 10.2%
    Temporary Investment Cash Fund....   168,419        168,419
    Temporary Investment Fund.........   168,419        168,419
                                                    -----------
    (Cost $336,838)...................                  336,838
                                                    -----------
TOTAL INVESTMENTS -- 96.1%
  (Cost $3,320,583)...................                3,186,054
                                                    -----------

                                         NUMBER
                                           OF
                                        CONTRACTS      VALUE
                                        ---------      -----
WRITTEN OPTIONS -- (1.1)%
CALL OPTIONS
    LEAPS on Liberty Media, Strike
    Price 20, Expires 01/17/04*
    (Cost $(20,969))..................       180    $   (37,800)
                                                    -----------
OTHER ASSETS LESS
  LIABILITIES -- 5.0%.................                  166,956
                                                    -----------
NET ASSETS -- 100.0%..................              $ 3,315,210
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 79.2%
ADVERTISING -- 0.3%
    Liberty Media
      3.50%, 01/15/31...................  $  250  $   190,625
                                                  -----------
AEROSPACE -- 2.1%
    Alliant Techsystems, Inc.
      8.50%, 05/15/11...................     250      261,250
    BE Aerospace, Inc.
      8.875%, 05/01/11..................     450      384,750
    Dyncorp, Inc.
      9.50%, 03/01/07...................     210      215,250
    Raytheon
      6.30%, 03/15/05...................     450      464,571
                                                  -----------
                                                    1,325,821
                                                  -----------
AIRLINES -- 0.2%
    Continental Airlines, Inc.
      8.00%, 12/15/05...................     115       96,025
                                                  -----------
AUTOMOBILE MANUFACTURERS -- 0.4%
    Oshkosh Truck Corp.
      8.75%, 03/01/08...................     250      255,625
                                                  -----------
AUTOMOTIVE PARTS -- 2.5%
    Advance Store Co., Inc. Cl-B
      10.25%, 04/15/08..................     250      255,000
    Advance Stores Co., Inc.
      10.25%, 04/15/08 144Asec..........     100      102,000
    Delco Remy International, Inc.
      11.00%, 05/01/09..................     750      768,750
    Goodyear Tire & Rubber
      7.857%, 08/15/11..................     500      465,382
                                                  -----------
                                                    1,591,132
                                                  -----------
BROADCASTING -- 3.3%
    Fox/Liberty Networks LLC
      8.875%, 08/15/07..................     290      301,600
    Gray Communications Systems, Inc.
      10.625%, 10/01/06.................     250      263,438
    Heritage Media Corp.
      8.75%, 02/15/06...................     500      511,249
    Sinclair Broadcasting Group, Inc.
      10.00%, 09/30/05sec...............     350      361,666
      8.75%, 12/15/11 144Asec...........     250      251,250
    TV Azteca SA de CV Cl-B
      10.50%, 02/15/07..................     350      341,250
                                                  -----------
                                                    2,030,453
                                                  -----------
BUILDING MATERIALS -- 1.4%
    American Standard, Inc.
      8.25%, 06/01/09...................     350      365,750
    Nortek, Inc.
      9.875%, 06/15/11..................     500      497,500
                                                  -----------
                                                      863,250
                                                  -----------
BUSINESS SERVICES -- 1.4%
    Iron Mountain, Inc.
      8.75%, 09/30/09...................     370      382,950
      8.625%, 04/01/13..................     250      261,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    IVAX Corp. [CVT]
      5.50%, 05/15/07sec................  $  250  $   250,938
                                                  -----------
                                                      895,138
                                                  -----------
CABLE TELEVISION -- 4.2%
    Century Communications
      8.375%, 12/15/07..................     450      415,688
    CSC Holdings, Inc.
      8.125%, 08/15/09..................     500      514,282
    Frontiervision L.P. Capital Corp.
      11.00%, 10/15/06..................     650      673,562
    Globo Communicacoes Par Glopar
      10.625%, 12/05/08 144A............     200      134,500
    Mediacom LLC
      8.50%, 04/15/08...................     500      505,000
    TeleWest Communications PLC
      11.00%, 10/01/07..................     550      398,750
                                                  -----------
                                                    2,641,782
                                                  -----------
CHEMICALS -- 3.3%
    Airgas, Inc.
      9.125%, 10/01/11..................     250      265,000
    Ferro Corp.
      9.125%, 01/01/09..................     350      360,332
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09.................     350      337,750
    IMC Global, Inc.
      11.25%, 06/01/11..................     400      428,000
    Lyondell Chemical Co.
      9.625%, 05/01/07..................     350      354,375
    OM Group, Inc.
      9.25%, 12/15/11 144A..............     200      205,000
    Texas Petrochemical Corp.
      11.125%, 07/01/06.................     125      104,375
                                                  -----------
                                                    2,054,832
                                                  -----------
COMPUTER SERVICES & SOFTWARE -- 2.1%
    Affiliated Computer Services, Inc.
      3.50%, 02/15/06 [CVT].............     100      139,500
    Computer Associates International,
      Inc.
      6.375%, 04/15/05..................     300      301,563
    Manugistics Group, Inc.
      5.00%, 11/01/07 [CVT].............     350      293,563
    Mercury Interactive Corp.
      4.75%, 07/01/07...................     300      246,000
    Unisys Corp.
      8.125%, 06/01/06..................     300      300,000
                                                  -----------
                                                    1,280,626
                                                  -----------
CONGLOMERATES -- 0.5%
    The Bisys Group, Inc.
      4.00%, 03/15/06...................     250      294,375
                                                  -----------
CONSTRUCTION -- 2.1%
    D.R. Horton, Inc.
      10.00%, 04/15/06..................     400      414,000
    Encompass Services Corp.
      10.50%, 05/01/09 144A.............     250      163,750
    Lennar Corp.
      7.625%, 03/01/09..................     350      351,750

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Newport News Shipbuilding, Inc.
      9.25%, 12/01/06...................  $  125  $   131,563
    Schuler Homes Corp.
      9.375%, 07/15/09..................     250      260,000
                                                  -----------
                                                    1,321,063
                                                  -----------
CONSUMER PRODUCTS & SERVICES -- 1.7%
    American Greetings Corp.
      11.75%, 07/15/08sec...............     250      258,750
    Autonation, Inc.
      9.00%, 08/01/08 144A..............     100      102,250
    Central Garden & Pet Co.
      6.00%, 11/15/03...................     250      211,563
    Integrated Electric Services
      9.375%, 02/01/09..................     250      222,500
    Levi Strauss & Co.
      11.625%, 01/15/08sec..............     300      267,000
                                                  -----------
                                                    1,062,063
                                                  -----------
CONTAINERS & PACKAGING -- 0.7%
    Four M Corp. Cl-B
      12.00%, 06/01/06..................     200      198,000
    Owens-Illinois, Inc.
      7.85%, 05/15/04...................     225      219,375
                                                  -----------
                                                      417,375
                                                  -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    RF Micro Devices
      3.75%, 08/15/05...................     200      165,500
                                                  -----------
ENTERTAINMENT & LEISURE -- 3.2%
    Aztar Corp.
      8.875%, 05/15/07..................     300      311,250
    Harrahs Operating Co, Inc.
      7.50%, 01/15/09...................     500      506,131
    Mohegan Tribal Gaming
      8.75%, 01/01/09...................     450      468,000
    Park Place Entertainment
      9.375%, 02/15/07..................     350      366,625
    Six Flags, Inc.
      9.50%, 02/01/09...................     350      353,938
                                                  -----------
                                                    2,005,944
                                                  -----------
ENVIRONMENTAL SERVICES -- 1.2%
    Allied Waste North America Co. Cl-B
      7.875%, 01/01/09..................     750      738,750
                                                  -----------
EQUIPMENT SERVICES -- 0.3%
    Navistar International
      9.375%, 06/01/06..................     150      158,250
                                                  -----------
FINANCIAL-BANK & TRUST -- 0.5%
    Wachovia Corp.
      6.605%, 10/01/25..................     325      340,559
                                                  -----------
FINANCIAL SERVICES -- 4.3%
    AIG Funding, Inc.
      0.50%, 05/15/07 [CVT]sec..........     350      346,063
    Alamosa Delaware, Inc.
      13.625%, 08/15/11.................     500      527,499
    Elan Finance Corp. Ltd. [CVT]
      1.436%, 12/14/18 [ZCB]............     500      354,375

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Exchangeable Certificate Corp.
      0.625%, 03/02/05 144A [CVT].......  $  500  $   455,625
    Ford Motor Credit Corp.
      7.25%, 10/25/11...................     500      487,402
    Regions Financial Corp.
      7.00%, 03/01/11...................     500      516,747
                                                  -----------
                                                    2,687,711
                                                  -----------
FOOD -- 5.5%
    Congra Foods
      6.00%, 09/15/06...................     500      512,170
    Dean Foods Co.
      6.625%, 05/15/09..................     400      370,675
    Dole Foods Co.
      7.875%, 07/15/13..................     500      494,965
    Great Atlantic & Pacific Tea Co.,
      Inc.
      7.75%, 04/15/07...................     250      240,000
      9.125%, 12/15/11..................     350      352,625
    Ingles Markets, Inc.
      8.875%, 12/01/11 144A.............     350      345,625
    Kraft Foods, Inc.
      4.625%, 11/01/06..................     300      293,818
    Land O' Lakes, Inc.
      8.75%, 11/15/11 144A..............     400      388,000
    Michael Foods, Inc.
      11.75%, 04/01/11..................     125      135,625
    Stater Brothers Holdings Corp.
      10.75%, 08/15/06..................     300      312,000
                                                  -----------
                                                    3,445,503
                                                  -----------
FURNITURE -- 0.6%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07sec...............     300      301,500
      13.184%, 12/15/07 [STEP]sec.......     100       87,000
                                                  -----------
                                                      388,500
                                                  -----------
HEALTHCARE SERVICES -- 2.8%
    AdvancePCS Co.
      8.50%, 04/01/08...................     350      365,750
    Cell Therapeutic, Inc.
      5.75%, 06/15/08...................     150      143,063
    Healthsouth Corp.
      8.375%, 10/01/11 144A.............     250      258,750
    InSight Health Services Corp.
      9.875%, 11/01/11 144A.............      50       52,000
    Kindercare Learning Centers
      9.50%, 02/15/09...................     255      244,800
    Triad Hospitals, Inc.
      8.75%, 05/01/09...................     250      261,875
    Universal Health Services
      0.426%, 06/23/06 [CVT]............     750      436,875
                                                  -----------
                                                    1,763,113
                                                  -----------
HOTELS & MOTELS -- 2.1%
    Aztar Corp.
      9.00%, 08/15/11...................     150      155,250
    Felcor Lodging L.P.
      8.50%, 06/01/11...................     500      482,499

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Hilton Hotels Corp.
      8.25%, 02/15/11...................  $  350  $   340,365
    Mandalay Resort Group
      9.375%, 02/15/10..................     350      350,438
                                                  -----------
                                                    1,328,552
                                                  -----------
INDUSTRIAL PRODUCTS -- 1.3%
    Interface, Inc.
      9.50%, 11/15/05...................     750      675,000
    Interpublic Group
      1.87%, 06/01/06...................     200      158,500
                                                  -----------
                                                      833,500
                                                  -----------
INTERNET SERVICES -- 0.6%
    Juniper Networks, Inc.
      4.75%, 03/15/07...................     500      365,000
                                                  -----------
MACHINERY & EQUIPMENT -- 0.5%
    Briggs & Stratton Corp.
      8.875%, 03/15/11..................     300      315,000
                                                  -----------
MEDICAL SUPPLIES & EQUIPMENT -- 3.7%
    Affymetrix, Inc.
      4.75%, 02/15/07 [CVT]sec..........     500      379,375
    AmeriSourceBergen Corp.
      8.125%, 09/01/08..................     250      257,500
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08...................     250      257,500
    Fresenius Medical Capital Trust I
      9.00%, 12/01/06...................     500      516,250
    Packard BioScience Co.
      9.375%, 03/01/07..................     250      264,063
    Prime Medical Services, Inc.
      8.75%, 04/01/08...................     350      325,500
    Roche Holdings, Inc.
      1.972%, 01/19/15 [CVT, ZCB] 144A..     400      294,500
                                                  -----------
                                                    2,294,688
                                                  -----------
METALS & MINING -- 1.2%
    AK Steel Corp.
      9.125%, 12/15/06..................     250      256,875
    Armco, Inc.
      9.00%, 09/15/07...................     250      253,750
    Euramax International PLC
      11.25%, 10/01/06..................     220      211,200
                                                  -----------
                                                      721,825
                                                  -----------
OFFICE EQUIPMENT -- 0.6%
    Office Depot, Inc.
      10.00%, 07/15/08..................     350      381,500
                                                  -----------
OIL & GAS -- 4.4%
    Anadarko Petroleum Corp.
      1.456%, 03/07/20 [CVT, ZCB].......     300      217,875
    Forest Oil Corp.
      8.00%, 06/15/08...................     350      353,500
    KCS Energy, Inc.
      8.875%, 01/15/06..................     200      159,000
    Lomak Petroleum Corp.
      8.75%, 01/15/07...................     200      191,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Lone Star Technologies, Inc.
      9.00%, 06/01/11...................  $  350  $   295,750
    Mission Resources Corp
      10.875%, 04/01/07.................     350      316,750
    Parker Drilling Co.
      5.50%, 08/01/04sec................     440      393,249
      9.75%, 11/15/06...................     335      335,000
    Pennzoil-Quaker State Co.
      10.00%, 11/01/08 144A.............     250      262,500
    Stone Energy Corp.
      8.25%, 12/15/11 144A..............     200      204,000
                                                  -----------
                                                    2,728,624
                                                  -----------
PAPER & FOREST PRODUCTS -- 1.3%
    Abitibi Consolidated, Inc.
      8.55%, 08/01/10...................     500      527,807
    Stone Container Corp.
      9.25%, 02/01/08...................     250      265,000
                                                  -----------
                                                      792,807
                                                  -----------
PERSONAL SERVICES -- 0.6%
    American Tower
      6.25%, 10/15/09...................     200      149,750
    Symantec Corp.
      3.00%, 11/01/06 144A..............     175      213,281
                                                  -----------
                                                      363,031
                                                  -----------
REAL ESTATE -- 0.9%
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08..................     250      231,875
    Host Marriott L.P.
      9.25%, 10/01/07...................     350      350,438
                                                  -----------
                                                      582,313
                                                  -----------
RETAIL & MERCHANDISING -- 0.9%
    Kmart Corp.
      9.875%, 06/15/08 144Asec..........     400      332,158
    R.H. Donnelly, Inc.
      9.125%, 06/01/08..................     250      259,063
                                                  -----------
                                                      591,221
                                                  -----------
SEMICONDUCTORS -- 0.6%
    ASML Holding NV
      5.75%, 10/15/06 144A..............     100      119,563
    Vitesse Semiconductor Corp.
      4.00%, 03/15/05sec................     300      234,750
                                                  -----------
                                                      354,313
                                                  -----------
TELECOMMUNICATIONS -- 9.9%
    American Tower Corp.
      9.375%, 02/01/09sec...............     250      202,500
    Charter Communications Holdings,
      Inc.
      10.00%, 05/15/11..................     800      817,999
    Comverse Technology
      1.50%, 12/01/05...................     200      153,750
    Crown Castle International Corp.,
      Ltd.
      9.375%, 08/01/11..................     150      138,375
      10.75%, 08/01/11sec...............     350      343,875
    Dobson Communications Corp.
      10.875%, 07/01/10.................     350      363,125

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Echostar DBS Corp.
      9.125%, 01/15/09 144A.............  $  350  $   352,625
    Global Crossing Holdings Ltd.
      9.125%, 11/15/06sec...............     300       36,000
    L-3 Communications Corp. Cl-B
      10.375%, 05/01/07.................     250      269,063
    L-3 Communications Holdings, Inc.
      5.25%, 06/01/09 [CVT].............     100      129,625
    Level 3 Communications, Inc.
      11.25%, 03/15/10..................      50       24,625
    Nextel Communcations, Inc.
      12.00%, 11/01/08..................     125      110,938
      9.50%, 02/01/11...................   1,000      782,499
    NTL Communications Corp. Cl-B
      15.134%, 10/01/08 [STEP]..........     350       89,250
    Rogers Wireless, Inc.
      9.625%, 05/01/11..................     500      517,500
    SBA Communications Corp.
      10.25%, 02/01/09..................     250      215,000
    Telecorp PCS, Inc.
      10.625%, 07/15/10.................     250      291,250
    Time Warner Telecom, Inc.
      10.125%, 02/01/11.................     400      323,000
    Tritel PCS, Inc.
      10.375%, 01/15/11.................     500      575,000
    Triton PCS, Inc.
      2.974%, 05/01/08 [STEP]...........     250      227,500
    Versatel Telecom Corp.
      11.875%, 07/15/09.................     150       51,750
    Western Wireless Corp.
      10.50%, 06/01/06..................     100      103,500
    Williams Communication Group, Inc.
      11.875%, 08/01/10.................     200       83,000
                                                  -----------
                                                    6,201,749
                                                  -----------
TRANSPORTATION -- 0.4%
    Avis Group Holdings, Inc.
      11.00%, 05/01/09..................     250      266,250
                                                  -----------
UTILITIES -- 5.3%
    AES Corp.
      9.50%, 06/01/09...................     500      457,500
    Calpine Corp.
      7.875%, 04/01/08..................     500      453,755
    Kansas City Power & Light Co.
      7.125%, 12/15/05..................     300      312,361
    KCS Energy, Inc.
      11.00%, 01/15/03..................     450      450,000
    Key Energy Services, Inc.
      8.375%, 03/01/08..................     200      203,000
    PPL Energy Supply LLC
      6.40%, 11/01/11 144A..............     500      466,447
    Ram Energy, Inc.
      11.50%, 02/15/08..................     250      186,250
    Virginia Electric & Power Co.
      7.00%, 01/01/24...................     300      290,566

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Wisconsin Public Service Co.
      6.125%, 08/01/11..................  $  500  $   494,796
                                                  -----------
                                                    3,314,675
                                                  -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $50,344,109)....................           49,449,063
                                                  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
    Federal Home Loan Mortgage Corp.
      5.50%, 07/15/06...................   1,400    1,440,211
      7.00%, 07/15/05...................   1,000    1,087,558
                                                  -----------
                                                    2,527,769
                                                  -----------
    Federal National Conventional Loan
      7.00%, 06/01/31-11/01/31..........   1,775    1,811,144
                                                  -----------
    Federal National Mortgage Assoc.
      7.00%, 12/01/30...................     796      811,868
                                                  -----------
    (Cost $5,148,904)...................            5,150,781
                                                  -----------

                                          SHARES
                                          ------
PREFERRED STOCK -- 3.5%
AEROSPACE -- 0.2%
    Raytheon 8.25% [CVT]...............    2,500        139,375
                                                    -----------
AUTOMOTIVE PARTS -- 0.1%
    Amdocs Automatic 6.75% [CVT].......    2,000         60,000
                                                    -----------
ENERGY SERVICES -- 0.3%
    NRG Energy, Inc. 6.50% [CVT].......   10,000        175,900
                                                    -----------
ENTERTAINMENT & LEISURE -- 0.3%
    Six Flags, Inc. 7.25% [CVT]........    8,000        192,000
                                                    -----------
FINANCIAL-BANK & TRUST -- 0.1%
    Morgan Stanley Dean Witter & Co.
      8.00% [CVT]......................    7,500         47,250
                                                    -----------
FINANCIAL SERVICES -- 0.6%
    CVC Equity Trust 6.50%* [CVT]......    4,000        178,000
    Washington Mutual Capital Trust I
      5.375%* [CVT]....................    5,000        239,375
                                                    -----------
                                                        417,375
                                                    -----------
INSURANCE -- 0.6%
    Ace Ltd. 8.25%* [CVT]..............    2,900        236,930
    Anthem, Inc 6.00% [CVT]*...........    2,000        128,000
                                                    -----------
                                                        364,930
                                                    -----------
OIL & GAS -- 0.4%
    Dominion Resources, Inc. 9.50%
      [CVT]............................    4,000        238,880
                                                    -----------
PAPER & FOREST PRODUCTS -- 0.4%
    Georgia Pacific 7.50% [CVT]........    7,500        233,175
                                                    -----------
RAILROADS -- 0.3%
    Canadian National Railway Co. 5.25%
      [CVT]............................    3,000        196,500
                                                    -----------

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
TELECOMMUNICATIONS -- 0.2%
    Cox Communications, Inc. 7.75%
      [CVT]............................    2,500    $   142,875
                                                    -----------
TOTAL PREFERRED STOCK
  (Cost $2,286,855)....................               2,208,260
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
SHORT-TERM INVESTMENTS -- 6.4%
    Temporary Investment Cash Fund.....  1,986,333  $ 1,986,333
    Temporary Investment Fund..........  1,986,332    1,986,332
                                                    -----------
    (Cost $3,972,665)..................               3,972,665
                                                    -----------
TOTAL INVESTMENTS -- 97.3%
  (Cost $61,752,533)...................              60,780,769
OTHER ASSETS LESS
  LIABILITIES -- 2.7%..................               1,675,341
                                                    -----------
NET ASSETS -- 100.0%...................             $62,456,110
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST SCUDDER JAPAN PORTFOLIO
--------------------------------------------------------------------------------

                                            SHARES     VALUE
                                            ------     -----
FOREIGN STOCK -- 86.9%
AUTOMOBILE MANUFACTURERS -- 8.4%
    Honda Motor Co. Ltd. .................   1,800   $   71,830
    Mitsubishi Corp. .....................  25,000      162,330
    Toyota Motor Corp. ...................   6,800      172,257
                                                     ----------
                                                        406,417
                                                     ----------
AUTOMOTIVE PARTS -- 0.4%
    Nsk Ltd. .............................   6,000       20,693
                                                     ----------
BROADCASTING -- 0.4%
    Japan Radio Co. Ltd. .................   6,000       19,594
                                                     ----------
BUILDING MATERIALS -- 0.9%
    Asahi Glass Co. Ltd. .................   7,000       41,393
                                                     ----------
CAPITAL GOODS -- 0.8%
    Itochu Corp. .........................  16,000       36,136
                                                     ----------
CHEMICALS -- 2.7%
    Nitto Denko Corp. ....................   2,100       48,550
    Shin-Etsu Chemical Co. Ltd. ..........   2,200       79,063
                                                     ----------
                                                        127,613
                                                     ----------
CONGLOMERATES -- 3.1%
    Misumi Corp. .........................     800       25,698
    Mitsui & Co. Ltd. ....................  25,000      123,798
                                                     ----------
                                                        149,496
                                                     ----------
CONSTRUCTION -- 2.3%
    Kajima Corp. .........................  18,000       48,894
    Nishimatsu Construction Co. Ltd. .....   5,000       14,802
    Taisei Corp. .........................  21,000       45,506
                                                     ----------
                                                        109,202
                                                     ----------
CONSUMER PRODUCTS & SERVICES -- 5.5%
    Benesse Corp. ........................   2,100       54,479
    Daikin Industries Ltd. ...............   9,000      141,119
    Sanix, Inc. ..........................   1,800       67,572
                                                     ----------
                                                        263,170
                                                     ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 10.5%
    Keyence Corp. ........................     200       33,252
    Matsushita Electric Industrial Co. ...   4,000       51,366
    Murata Manufacturing Co. Ltd. ........   1,300       77,964
    NEC Corp. ............................   2,000       20,403
    NGK Insulators Ltd. ..................   8,000       59,271
    Nidec Corp. ..........................     800       42,118
    Sharp Corp. ..........................   9,000      105,271
    Yaskawa Electric Corp. ...............  13,000       44,636
    Yokogawa Blue Star Ltd. ..............   9,000       71,761
                                                     ----------
                                                        506,042
                                                     ----------
ENTERTAINMENT & LEISURE -- 5.4%
    Fuji Photo Film Co. Ltd. .............   4,000      142,836
    Nintendo Co. Ltd. ....................     500       87,555
    Oriental Land Co. ....................     400       27,499
                                                     ----------
                                                        257,890
                                                     ----------

                                            SHARES     VALUE
                                            ------     -----
FINANCIAL-BANK & TRUST -- 8.3%
    Chiba Bank Ltd. ......................  31,000   $  101,236
    Daiwa Securities Co. Ltd. ............  12,000       63,086
    Sumitomo Bank Ltd. ...................  10,000       42,347
    The Bank of Yokohama Ltd. ............  35,000      122,043
    The Sumitomo Trust & Banking Co.
      Ltd. ...............................  18,000       73,066
                                                     ----------
                                                        401,778
                                                     ----------
FINANCIAL SERVICES -- 6.8%
    Japan Securities Finance Co. Ltd. ....   3,000        8,813
    Mizuho Holdings, Inc. ................      27       55,005
    Nikko Securities Co. Ltd. ............  15,000       66,954
    Nomura Securities Co. Ltd. ...........  11,000      141,005
    Orix Corp.............................     600       53,746
                                                     ----------
                                                        325,523
                                                     ----------
FOOD -- 3.2%
    Ajinomoto Co., Inc. ..................  13,000      126,965
    Katokichi Co. Ltd. ...................   1,500       23,920
                                                     ----------
                                                        150,885
                                                     ----------
HEALTHCARE SERVICES -- 1.3%
    Nichii Gakkan Co. ....................   1,500       60,201
                                                     ----------
INTERNET SERVICES -- 0.6%
    Matsui Securities Co. Ltd.*...........   1,900       27,226
                                                     ----------
MACHINERY & EQUIPMENT -- 2.2%
    Kubota Corp. .........................  24,000       62,994
    SMC Corp. ............................     400       40,714
                                                     ----------
                                                        103,708
                                                     ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Takeda Chemical Industries Ltd. ......   2,000       90,493
                                                     ----------
OFFICE EQUIPMENT -- 2.9%
    Canon, Inc. ..........................   4,000      137,647
                                                     ----------
PAPER & FOREST PRODUCTS -- 2.7%
    Nippon Unipac Holding.................      15       66,955
    Oji Paper Co. Ltd.....................  16,000       63,604
                                                     ----------
                                                        130,559
                                                     ----------
PHARMACEUTICALS -- 1.8%
    Taisho Pharmaceutical Co. Ltd. .......   2,000       31,436
    Yamanouchi Pharmaceutical Co. Ltd. ...   2,000       52,800
                                                     ----------
                                                         84,236
                                                     ----------
PRINTING & PUBLISHING -- 5.1%
    Dai Nippon Printing Co. Ltd. .........   5,000       49,977
    Toppan Printing Co. Ltd. .............  21,000      193,721
                                                     ----------
                                                        243,698
                                                     ----------
RAILROADS -- 1.7%
    East Japan Railway Co. Ltd. ..........       8       38,639
    Keihin Electric Express Railway Co.
      Ltd. ...............................   6,000       22,707
    Keio Electric Railway Co. Ltd. .......   4,000       19,686
                                                     ----------
                                                         81,032
                                                     ----------

AST SCUDDER JAPAN PORTFOLIO
--------------------------------------------------------------------------------

                                            SHARES     VALUE
                                            ------     -----
REAL ESTATE -- 1.4%
    Mitsubishi Estate Co. Ltd. ...........   3,000   $   21,952
    Mitsui Fudosan Co. Ltd................   6,000       45,780
                                                     ----------
                                                         67,732
                                                     ----------
RETAIL & MERCHANDISING -- 2.9%
    Ito-Yokado Co. Ltd. ..................   2,000       90,340
    Yamada Denki Co. Ltd. ................     700       49,138
                                                     ----------
                                                        139,478
                                                     ----------
TELECOMMUNICATIONS -- 3.7%
    NTT Mobile Communication Network,
      Inc. ...............................      15      176,255
                                                     ----------
TOTAL FOREIGN STOCK
  (Cost $5,505,935).......................            4,158,097
                                                     ----------

                                             PAR
                                            (000)      VALUE
                                            -----      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.0%
    Federal Home Loan Bank 1.47%, 01/02/02
    (Cost $669,973).......................  $  670   $  669,973
                                                     ----------
TOTAL INVESTMENTS -- 100.9%
  (Cost $6,175,908).......................            4,828,070
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.9%)..................              (41,944)
                                                     ----------
NET ASSETS -- 100.0%......................           $4,786,126
                                                     ==========

Foreign currency exchange contracts outstanding at December 31, 2001:

                                           IN
SETTLEMENT                 CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
MONTH           TYPE       TO RECEIVE     FOR      AT VALUE     DEPRECIATION
-----------------------------------------------------------------------------
01/02        Buy     JPY   3,021,976    $23,152     $23,066         $ 86
                                        =======     =======         ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

Foreign Stock includes securities from Japan unless noted.

See Notes to Financial Statements.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 97.5%
AUTOMOTIVE PARTS -- 1.7%
    Genuine Parts Co. ................    14,300   $   524,810
    Goodyear Tire & Rubber Co.sec.....     2,600        61,906
                                                   -----------
                                                       586,716
                                                   -----------
CABLE TELEVISION -- 1.3%
    Comcast Corp. Cl-A*sec............    12,300       442,800
                                                   -----------
CHEMICALS -- 4.2%
    Dow Chemical Co. .................    20,400       689,112
    DuPont, (E.I.) de Nemours &
      Co.sec..........................     9,375       398,531
    Eastman Chemical Co. .............     8,725       340,450
                                                   -----------
                                                     1,428,093
                                                   -----------
CLOTHING & APPAREL -- 0.9%
    Jones Apparel Group, Inc.*........     8,000       265,360
    V.F. Corp.sec.....................       850        33,159
                                                   -----------
                                                       298,519
                                                   -----------
COMPUTER HARDWARE -- 3.8%
    Dell Computer Corp.*..............     9,500       258,210
    Hewlett-Packard Co.sec............    24,850       510,419
    International Business Machines
      Corp. ..........................     4,200       508,032
                                                   -----------
                                                     1,276,661
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 4.0%
    Electronic Data Systems
      Corp.sec........................     8,800       603,240
    Microsoft Corp.*sec...............    11,400       755,478
                                                   -----------
                                                     1,358,718
                                                   -----------
CONGLOMERATES -- 3.1%
    Philip Morris Co., Inc.sec........     5,450       249,883
    Tyco International Ltd.sec........    13,600       801,040
                                                   -----------
                                                     1,050,923
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 2.4%
    Johnson & Johnson Co. ............     6,400       378,240
    Whirlpool Corp. ..................     5,800       425,314
                                                   -----------
                                                       803,554
                                                   -----------
CONTAINERS & PACKAGING -- 1.2%
    Smurfit-Stone Container
      Corp.*sec.......................    25,600       408,832
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    General Electric Co.sec...........    25,300     1,014,024
    Solectron Corp.*..................    19,197       216,542
                                                   -----------
                                                     1,230,566
                                                   -----------
ENTERTAINMENT & LEISURE -- 3.8%
    AOL Time Warner, Inc.*............    23,300       747,930
    Viacom, Inc. Cl-B*sec.............    12,000       529,800
                                                   -----------
                                                     1,277,730
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----
FINANCIAL-BANK & TRUST -- 6.4%
    Bank of America Corp. ............    10,725   $   675,139
    Bank One Corp.sec.................     9,825       383,666
    FleetBoston Financial Corp.sec....     9,525       347,663
    National City Corp. ..............    11,800       345,032
    Regions Financial Corp. ..........       150         4,506
    Wachovia Corp.sec.................    13,550       424,928
                                                   -----------
                                                     2,180,934
                                                   -----------
FINANCIAL SERVICES -- 11.6%
    Citigroup, Inc. ..................    20,200     1,019,695
    Fannie Maesec.....................     5,200       413,400
    Freddie Mac.......................    16,100     1,052,939
    Golden West Financial Corp.sec....     7,475       439,904
    Lehman Brothers Holdings, Inc. ...     6,400       427,520
    Washington Mutual, Inc.sec........    18,525       605,768
                                                   -----------
                                                     3,959,226
                                                   -----------
FOOD -- 0.8%
    ConAgra, Inc. ....................    12,125       288,211
                                                   -----------
HEALTHCARE SERVICES -- 4.1%
    Aetna, Inc. ......................       750        24,743
    Cardinal Health, Inc.sec..........     7,600       491,416
    UnitedHealth Group, Inc. .........    12,400       877,548
                                                   -----------
                                                     1,393,707
                                                   -----------
INSURANCE -- 1.5%
    American International Group,
      Inc. ...........................     5,700       452,580
    Torchmark Corp. ..................     1,200        47,196
                                                   -----------
                                                       499,776
                                                   -----------
OIL & GAS -- 7.3%
    Amerada Hess Corp. ...............     5,475       342,188
    Conoco, Inc. .....................    18,400       520,720
    Occidental Petroleum Corp. .......    31,600       838,347
    Phillips Petroleum Co.sec.........    12,875       775,848
                                                   -----------
                                                     2,477,103
                                                   -----------
PAPER & FOREST PRODUCTS -- 1.1%
    Georgia-Pacific Corp.sec..........    13,150       363,072
                                                   -----------
PHARMACEUTICALS -- 3.8%
    Pfizer, Inc. .....................    26,000     1,036,100
    Pharmacia Corp. ..................     6,000       255,900
                                                   -----------
                                                     1,292,000
                                                   -----------
RAILROADS -- 3.3%
    Burlington Northern Santa Fe
      Corp. ..........................    25,150       717,530
    Norfolk Southern Corp. ...........     4,600        84,318
    Union Pacific Corp.sec............     5,450       310,650
                                                   -----------
                                                     1,112,498
                                                   -----------
RESTAURANTS -- 0.3%
    Wendy's International, Inc. ......     4,050       118,139
                                                   -----------

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
RETAIL & MERCHANDISING -- 9.7%
    Federated Department Stores,
      Inc.*sec........................     4,100   $   167,690
    Home Depot, Inc. .................    12,900       658,029
    Kohl's Corp.*.....................    13,900       979,115
    May Department Stores Co.sec......     1,050        38,829
    Sears, Roebuck & Co.sec...........     9,000       428,760
    Target Corp.sec...................     6,700       275,035
    Walgreen Co.sec...................    22,100       743,886
                                                   -----------
                                                     3,291,344
                                                   -----------
SEMICONDUCTORS -- 0.9%
    Intel Corp.sec....................     9,300       292,485
                                                   -----------
TELECOMMUNICATIONS -- 12.6%
    AT&T Wireless Services,
      Inc.*sec........................    70,300     1,010,210
    Nokia Corp. Cl-A [ADR]sec.........    27,200       667,216
    Nortel Networks Corp. ............    20,600       154,500
    Qwest Communications
      International, Inc.sec..........    26,000       367,380
    Sprint Corp. (PCS Group)*sec......    13,020       317,818
    Tellabs, Inc.*sec.................    25,900       389,277
    Vodafone Group PLC [ADR]sec.......    35,200       903,936
    WorldCom, Inc.*...................    35,800       504,064
                                                   -----------
                                                     4,314,401
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----
UTILITIES -- 4.1%
    Ameren Corp.sec...................     6,600   $   279,180
    American Electric Power Co.,
      Inc.sec.........................    17,400       757,422
    Cinergy Corp.sec..................    11,000       367,730
                                                   -----------
                                                     1,404,332
                                                   -----------
TOTAL COMMON STOCK
  (Cost $31,273,354)..................              33,150,340
                                                   -----------
SHORT-TERM INVESTMENTS -- 4.4%
    Temporary Investment Cash Fund....   750,400       750,400
    Temporary Investment Fund.........   750,399       750,399
                                                   -----------
    (Cost $1,500,799).................               1,500,799
                                                   -----------
TOTAL INVESTMENTS -- 101.9%
  (Cost $32,774,153)..................              34,651,139
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9%)....................                (644,496)
                                                   -----------
NET ASSETS -- 100.0%..................             $34,006,643
                                                   ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 96.1%
AEROSPACE -- 0.6%
    Goodrich (B.F.) Corp.sec.........       9,375   $   249,563
                                                    -----------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Ford Motor Co. ..................       1,000        15,720
                                                    -----------
AUTOMOTIVE PARTS -- 3.0%
    Autoliv, Inc. ...................       7,500       152,325
    Dana Corp. ......................       1,325        18,391
    Delphi Automotive Systems
      Corp. .........................      19,700       269,102
    Eaton Corp. .....................       3,125       232,531
    Genuine Parts Co. ...............       7,625       279,838
    Goodyear Tire & Rubber Co.sec....       3,200        76,192
    Lear Corp.*......................       6,500       247,910
    TRW, Inc. .......................       1,000        37,040
                                                    -----------
                                                      1,313,329
                                                    -----------
BEVERAGES -- 0.4%
    Coca-Cola Enterprises,
      Inc.sec........................       7,325       138,735
    PepsiCo, Inc.sec.................         475        23,128
                                                    -----------
                                                        161,863
                                                    -----------
BROADCASTING -- 0.8%
    Liberty Media Corp. Cl-A*sec.....      26,225       367,150
                                                    -----------
BUILDING MATERIALS -- 1.3%
    Martin Marietta Materials
      Corp. .........................       2,400       111,840
    Masco Corp. .....................       8,575       210,088
    The Sherwin-Williams Co. ........       9,350       257,125
                                                    -----------
                                                        579,053
                                                    -----------
BUSINESS SERVICES -- 0.2%
    Ingram Micro, Inc. Cl-A*.........       5,300        91,796
                                                    -----------
CABLE TELEVISION -- 0.0%
    Comcast Corp. Cl-A*sec...........          25           900
                                                    -----------
CHEMICALS -- 4.9%
    Cabot Corp. .....................       2,075        74,078
    Dow Chemical Co. ................      14,100       476,298
    DuPont, (E.I.) de Nemours &
      Co.sec.........................      14,025       596,202
    Eastman Chemical Co. ............       2,100        81,942
    FMC Corp.*.......................       3,000       178,500
    Hercules, Inc.*..................       3,500        35,000
    PPG Industries, Inc.sec..........       5,200       268,944
    Praxair, Inc. ...................       5,200       287,300
    The Lubrizol Corp. ..............       5,075       178,082
                                                    -----------
                                                      2,176,346
                                                    -----------
CLOTHING & APPAREL -- 1.2%
    Jones Apparel Group, Inc.*.......       6,800       225,556
    Liz Claiborne, Inc. .............       4,975       247,507
    V.F. Corp.sec....................       1,025        39,985
                                                    -----------
                                                        513,048
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
COMPUTER HARDWARE -- 1.9%
    Hewlett-Packard Co.sec...........      24,275   $   498,608
    International Business Machines
      Corp. .........................       1,730       209,261
    Quantum Corp. -- DLT & Storage
      Systems*.......................      14,575       143,564
                                                    -----------
                                                        851,433
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 1.0%
    Compuware Corp.*.................      20,100       236,979
    Electronic Data Systems
      Corp.sec.......................       2,000       137,100
    Tech Data Corp.*sec..............       1,950        84,396
                                                    -----------
                                                        458,475
                                                    -----------
CONGLOMERATES -- 1.6%
    Minnesota Mining & Manufacturing
      Co.sec.........................         105        12,412
    Philip Morris Co., Inc.sec.......      15,500       710,675
                                                    -----------
                                                        723,087
                                                    -----------
CONSTRUCTION -- 1.4%
    Centex Corp. ....................       3,600       205,524
    KB Home Co. .....................       4,900       196,490
    Pulte Corp. .....................       5,200       232,284
                                                    -----------
                                                        634,298
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 2.7%
    Fortune Brands, Inc. ............       6,900       273,171
    Johnson & Johnson Co.sec.........         480        28,368
    Maytag Corp. ....................       6,800       211,004
    Procter & Gamble Co. ............       4,100       324,433
    Snap-On, Inc. ...................       3,400       114,444
    Whirlpool Corp. .................       3,425       251,155
                                                    -----------
                                                      1,202,575
                                                    -----------
CONTAINERS & PACKAGING -- 0.5%
    Smurfit-Stone Container
      Corp.*sec......................      13,875       221,584
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
    Arrow Electronics, Inc.*.........       1,750        52,325
    Avnet, Inc. .....................       3,400        86,598
    Cooper Industries, Inc. .........       7,100       247,932
    Hubbell, Inc. Cl-B...............       4,925       144,697
    Parker-Hannifin Corp. ...........       5,700       261,687
    Solectron Corp.*.................       6,600        74,448
    Thomas & Betts Corp.sec..........         700        14,805
                                                    -----------
                                                        882,492
                                                    -----------
ENTERTAINMENT & LEISURE -- 0.5%
    Brunswick Corp. .................       8,400       182,784
    The Walt Disney Co. .............       2,175        45,066
                                                    -----------
                                                        227,850
                                                    -----------
FINANCIAL -- BANK & TRUST -- 15.2%
    AmSouth Bancorp..................      15,125       285,863
    Bank of America Corp. ...........      16,750     1,054,412
    Bank One Corp.sec................      15,600       609,179
    Charter One Financial, Inc. .....       3,000        81,450
    FleetBoston Financial
      Corp.sec.......................      15,075       550,238
    J.P. Morgan Chase & Co.sec.......      10,500       381,675
    KeyCorp. ........................      12,975       315,812

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    National City Corp. .............      12,950   $   378,658
    Regions Financial Corp. .........       9,525       286,131
    Southtrust Corp. ................      11,300       278,771
    SunTrust Banks, Inc. ............       5,200       326,040
    U.S. Bancorpsec..................      25,600       535,808
    Union BanCal Corp. ..............       2,700       102,600
    Union Planters Corp. ............       5,725       258,369
    Wachovia Corp.sec................      18,800       589,568
    Wells Fargo & Co.sec.............      14,200       616,989
                                                    -----------
                                                      6,651,563
                                                    -----------
FINANCIAL SERVICES -- 11.6%
    American Express Co.sec..........         800        28,552
    Citigroup, Inc. .................      31,100     1,569,927
    Countrywide Credit Industries,
      Inc. ..........................       6,100       249,917
    Fannie Maesec....................       9,400       747,300
    Freddie Mac......................       4,600       300,840
    Golden West Financial
      Corp.sec.......................       4,900       288,365
    Lehman Brothers Holdings,
      Inc. ..........................       5,500       367,400
    MBIA, Inc. ......................       3,800       203,794
    Merrill Lynch & Co., Inc. .......       7,175       373,961
    Morgan Stanley Dean Witter &
      Co. ...........................       8,800       492,272
    Washington Mutual, Inc.sec.......      14,475       473,333
                                                    -----------
                                                      5,095,661
                                                    -----------
FOOD -- 3.4%
    Archer Daniels Midland Co. ......      20,512       294,347
    ConAgra, Inc.sec.................      13,100       311,387
    Heinz, (H.J.) Co. ...............       7,100       291,952
    Hormel Foods Corp. ..............       5,200       139,724
    Sara Lee Corp. ..................       8,400       186,732
    SUPERVALU, Inc.sec...............       1,625        35,945
    Tyson Foods, Inc. ...............      21,442       247,655
                                                    -----------
                                                      1,507,742
                                                    -----------
FURNITURE -- 0.6%
    Leggett & Platt, Inc. ...........      11,425       262,775
                                                    -----------
HEALTHCARE SERVICES -- 1.0%
    Aetna, Inc. .....................       1,275        42,062
    Health Net, Inc.*................      10,600       230,868
    Humana, Inc.*sec.................      15,800       186,282
                                                    -----------
                                                        459,212
                                                    -----------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. .............       7,050        76,986
                                                    -----------
INDUSTRIAL PRODUCTS -- 0.1%
    Acuity Brands, Inc. .............       2,200        26,620
                                                    -----------
INSURANCE -- 4.4%
    Allstate Corp. ..................      12,600       424,620
    American International Group,
      Inc. ..........................       1,600       127,040
    CIGNA Corp. .....................       2,500       231,625
    MetLife, Inc.sec.................       9,525       301,752
    MGIC Investment Corp. ...........       4,400       271,568
    Old Republic International
      Corp. .........................       4,700       131,647
    St. Paul Companies, Inc.sec......       6,100       268,217

                                         SHARES        VALUE
                                         ------        -----
    Torchmark Corp. .................       2,225   $    87,509
    XL Capital Ltd. Cl-A.............       1,000        91,360
                                                    -----------
                                                      1,935,338
                                                    -----------
MACHINERY & EQUIPMENT -- 0.5%
    Black & Decker Corp. ............       5,900       222,607
    Briggs & Stratton Corp. .........         300        12,810
                                                    -----------
                                                        235,417
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Abbott Laboratories..............         300        16,725
                                                    -----------
OFFICE EQUIPMENT -- 1.0%
    Imagistics International Inc*....         336         4,150
    Lexmark International,
      Inc.*sec.......................       2,200       129,800
    Pitney Bowes, Inc. ..............       8,100       304,641
                                                    -----------
                                                        438,591
                                                    -----------
OIL & GAS -- 10.1%
    Amerada Hess Corp. ..............       1,200        75,000
    Ashland, Inc. ...................       5,550       255,744
    ChevronTexaco Corp.sec...........      10,037       899,416
    Conoco, Inc. ....................       9,125       258,238
    Exxon Mobil Corp. ...............      46,700     1,835,309
    Occidental Petroleum Corp. ......      11,400       302,442
    Phillips Petroleum Co.sec........       5,100       307,326
    Sunoco, Inc.sec..................       6,025       224,974
    Ultramar Diamond Shamrock
      Corp.sec.......................       2,900       143,492
    Valero Energy Corp.sec...........       3,700       141,044
                                                    -----------
                                                      4,442,985
                                                    -----------
PAPER & FOREST PRODUCTS -- 2.7%
    Boise Cascade Corp. .............       5,400       183,654
    Georgia-Pacific Corp.sec.........      10,025       276,790
    International Paper Co.sec.......       8,900       359,116
    Louisiana-Pacific Corp. .........       9,950        83,978
    Mead Corp. ......................       1,325        40,929
    Temple-Inland, Inc. .............         625        35,456
    Westvaco Corp. ..................       3,100        88,195
    Willamette Industries, Inc. .....       1,950       101,634
                                                    -----------
                                                      1,169,752
                                                    -----------
PHARMACEUTICALS -- 0.8%
    Bristol-Meyers Squibb Co. .......         375        19,125
    Merck & Co., Inc.sec.............       2,075       122,009
    Pharmacia Corp. .................       2,750       117,288
    Schering-Plough Corp. ...........       3,050       109,221
                                                    -----------
                                                        367,643
                                                    -----------
PRINTING & PUBLISHING -- 0.5%
    Donnelley, (R.R.) & Sons Co. ....       7,775       230,840
                                                    -----------
RAILROADS -- 1.6%
    Burlington Northern Santa Fe
      Corp. .........................      11,075       315,970
    Norfolk Southern Corp. ..........       4,850        88,901
    Union Pacific Corp.sec...........       5,600       319,199
                                                    -----------
                                                        724,070
                                                    -----------

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RESTAURANTS -- 0.5%
    McDonald's Corp. ................         400   $    10,588
    Wendy's International, Inc. .....       7,800       227,526
                                                    -----------
                                                        238,114
                                                    -----------
RETAIL & MERCHANDISING -- 1.8%
    Federated Department Stores,
      Inc.*sec.......................       4,475       183,028
    May Department Stores Co.sec.....       3,225       119,261
    Sears, Roebuck & Co.sec..........       7,175       341,816
    TJX Companies, Inc.sec...........       3,325       132,535
                                                    -----------
                                                        776,640
                                                    -----------
TELECOMMUNICATIONS -- 11.6%
    AT&T Corp.sec....................      42,200       765,508
    BellSouth Corp. .................      21,600       824,040
    Motorola, Inc. ..................         900        13,518
    Nortel Networks Corp. ...........      12,500        93,750
    Qwest Communications
      International, Inc.sec.........       5,000        70,650
    SBC Communications, Inc. ........      27,800     1,088,926
    Sprint Corp. (FON Group).........      11,400       228,912
    Tellabs, Inc.*...................      10,400       156,312
    Verizon Communications, Inc. ....      27,700     1,314,641
    WorldCom, Inc.*sec...............      40,200       566,016
                                                    -----------
                                                      5,122,273
                                                    -----------
TRANSPORTATION -- 0.4%
    PACCAR, Inc. ....................       2,400       157,488
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
UTILITIES -- 4.1%
    Ameren Corp.sec..................       6,175   $   261,203
    American Electric Power Co.,
      Inc.sec........................       7,400       322,122
    Cinergy Corp.sec.................       8,300       277,469
    Consolidated Edison, Inc.sec.....       7,000       282,520
    Massey Energy Co. ...............       6,400       132,672
    Potomac Electric Power Co. ......       7,000       157,990
    TXU Corp.sec.....................       3,600       169,740
    Western Resources, Inc. .........       4,900        84,280
    Xcel Energy, Inc.sec.............       3,900       108,186
                                                    -----------
                                                      1,796,182
                                                    -----------
TOTAL COMMON STOCK
  (Cost $41,227,711).................                42,403,179
                                                    -----------
SHORT-TERM INVESTMENTS -- 10.8%
    Temporary Investment Cash Fund...   2,379,945     2,379,945
    Temporary Investment Fund........   2,379,945     2,379,945
                                                    -----------
    (Cost $4,759,890)................                 4,759,890
                                                    -----------
TOTAL INVESTMENTS -- 106.9%
  (Cost $45,987,601).................                47,163,069
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (6.9%)...................                (3,063,236)
                                                    -----------
NET ASSETS -- 100.0%.................               $44,099,833
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS AND ANNOTATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
TIPS-Treasury Inflation Protection Securities
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 2001.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Euro Dollar
AUD-Australia/Australian Dollar
BEF-Belgium/Euro Dollar
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/Euro Dollar
DKK-Denmark/Danish Krona
ESP-Spain/Euro Dollar
EUR-Europe/Euro Dollar
FIM-Finland/Euro Dollar
FRF-France/Euro Dollar
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Euro Dollar
ISL-Israel/Israeli Shekel
ITL-Italy/Euro Dollar
JPY-Japan/Japanese Yen
KOR-Korea/Korean Won
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Euro Dollar
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PLZ-Poland/Polish Zloty
PTE-Portugal/Euro Dollar
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar

--------------------------------------------------------------------------------

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

Unless otherwise noted, all stocks are common stock

*  Non-income producing security.

** Closed-end fund.

+  Illiquid security.

++  Maturity date reflects the next interest rate change date.

++++ Defaulted security.

144A -- Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

sec.  All or a portion of the security was on loan. (See Note 2)

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     ----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST
                                                          AST           AST                                 NEUBERGER
                                                        STRONG        ALLIANCE       AST          AST         BERMAN       AST
                                                     INTERNATIONAL   GROWTH AND     JANCAP       MONEY       MID-CAP       AIM
                                                        EQUITY         INCOME       GROWTH       MARKET       VALUE      BALANCED
                                                     -------------   ----------   ----------   ----------   ----------   --------
ASSETS
   Investments in securities at value(A)...........    $ 417,166     $1,890,278   $2,459,701   $2,565,622   $1,006,730   $484,591
   Collateral received for securities lent.........           --       397,234       330,886           --      162,322     84,177
   Cash............................................       25,615            --            --           35           --          2
   Foreign currency at value(B)....................           --            --            --           --           --         --
   Unrealized appreciation on foreign currency
     exchange contracts............................           --            --            --           --           --         --
   Unrealized appreciation on interest rate swap
     agreements....................................           --            --            --           --           --         --
   Receivable for:
     Securities sold...............................        8,759            --            --           --           --         --
     Dividends and interest........................        1,066         2,551         2,560        8,479          940      3,899
     Fund shares sold..............................           74           275            33      118,494        1,924         31
     Futures variation margin......................           --            --            --           --           --         --
   Other assets....................................           --            --            --           --           --         --
                                                       ---------     ----------   ----------   ----------   ----------   --------
       TOTAL ASSETS................................      452,680     2,290,338     2,793,180    2,692,630    1,171,916    572,700
                                                       ---------     ----------   ----------   ----------   ----------   --------
LIABILITIES
   Cash overdraft..................................           --            --            --           --            4         --
   Unrealized depreciation on foreign currency
     exchange contracts............................           12            --            --           --           --         --
   Written options outstanding, at value...........           --            --            --           --           --         --
   Sale Commitments, at value......................           --            --            --           --           --         --
   Unrealized depreciation on interest rate swap
     agreements....................................           --            --            --           --           --         --
   Payable upon return of securities lent..........           --       397,234       330,886           --      162,322     84,177
   Payable for:
     Securities purchased..........................        6,666        12,407            --       40,000        3,838      2,421
     Fund shares redeemed..........................        1,361         4,822         8,299          146        2,239      4,634
     Futures variation margin......................           --            --            --           --           --         88
     Advisory fees.................................          191           514           973          175          383        170
     Shareholder servicing fees....................            5            27            27           27           11          5
   Accrued expenses and other liabilities..........          174           104           263          189           85         46
                                                       ---------     ----------   ----------   ----------   ----------   --------
       TOTAL LIABILITIES...........................        8,409       415,108       340,448       40,537      168,882     91,541
                                                       ---------     ----------   ----------   ----------   ----------   --------
NET ASSETS.........................................    $ 444,271     $1,875,230   $2,452,732   $2,652,093   $1,003,034   $481,159
                                                       =========     ==========   ==========   ==========   ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)............    $      29     $     100    $      102   $    2,652   $       65   $     42
Additional paid-in capital.........................      574,712     1,826,519     2,840,957    2,649,130      899,230    529,596
Undistributed net investment income (loss).........       (2,123)       13,111        13,331           --        4,982     13,360
Accumulated net realized gain (loss) on
 investments.......................................     (130,433)       12,624      (620,864)         311       39,269    (52,333)
Accumulated net unrealized appreciation
 (depreciation) on investments.....................        2,086        22,876       219,206           --       59,488     (9,506)
                                                       ---------     ----------   ----------   ----------   ----------   --------
NET ASSETS.........................................    $ 444,271     $1,875,230   $2,452,732   $2,652,093   $1,003,034   $481,159
                                                       =========     ==========   ==========   ==========   ==========   ========
Shares of common stock outstanding.................       29,488       100,277       102,328    2,651,782       65,086     41,997
Net asset value, offering and redemption price per
 share.............................................    $   15.07     $   18.70    $    23.97   $     1.00   $    15.41   $  11.46
                                                       =========     ==========   ==========   ==========   ==========   ========
(A) Investments at cost............................    $ 415,079     $1,867,402   $2,240,495   $2,565,622   $  947,242   $494,230
                                                       =========     ==========   ==========   ==========   ==========   ========
(B) Foreign currency at cost.......................    $      --     $      --    $       --   $       --   $       --   $     --
                                                       =========     ==========   ==========   ==========   ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 ------------------------------------------------------------------------------------
                                      PORTFOLIO
 ------------------------------------------------------------------------------------
                              AST                                  AST         AST
    AST          AST         PIMCO         AST          AST      T. ROWE    NEUBERGER
 FEDERATED     T. ROWE       TOTAL       INVESCO       PBHG       PRICE      BERMAN
   HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP    GLOBAL     MID-CAP
   YIELD     ALLOCATION       BOND        INCOME      GROWTH       BOND      GROWTH
 ---------   -----------   ----------   ----------   ---------   --------   ---------
 $ 512,051    $334,828     $2,101,996   $1,031,553   $493,097    $102,119   $ 521,788
        --      55,603             --     164,542     121,142          --     179,227
         1           4             --          --      24,719       7,088          --
        --          --         13,352          --          --         160          --
        --          --          1,614          --          --         159          --
        --          --          3,148          --          --          --          --
        --         316         66,870       2,073       7,488         165          --
    10,621       2,056         13,465       4,224         149       1,852         166
     3,354           7          9,597          20           3       1,446          40
        --          --          1,320          --          --          --          --
        --          --             --          --          --          --          --
 ---------    --------     ----------   ----------   ---------   --------   ---------
   526,027     392,814      2,211,362   1,202,412     646,598     112,989     701,221
 ---------    --------     ----------   ----------   ---------   --------   ---------
        --          --             --          --          --          --          --
        --          --            443          --          --         501          --
        --          --          5,702          --          --          --          --
        --          --             --          --          --          --          --
        --          --             --          --          --          --          --
        --      55,603             --     164,542     121,142          --     179,227
        --       3,874        566,361       2,698      20,006       4,412          --
        17         366              1       5,665      10,292          --       3,131
        --          --             --          --          --          --          --
       129          99            367         349         204          41         218
         6           3             21          11           5           1           5
        54          78            121          78          49          20          60
 ---------    --------     ----------   ----------   ---------   --------   ---------
       206      60,023        573,016     173,343     151,698       4,975     182,641
 ---------    --------     ----------   ----------   ---------   --------   ---------
 $ 525,821    $332,791     $1,638,346   $1,029,069   $494,900    $108,014   $ 518,580
 =========    ========     ==========   ==========   =========   ========   =========
 $      59    $     22     $      137   $      66    $     31    $     11   $      38
   699,638     307,672      1,525,071     979,283     592,518     110,940     777,388
    55,265       8,857         71,549      24,171      (2,541)      5,290      (4,612)
   (99,060)      9,413         24,652     (39,467)   (158,853)     (7,360)   (272,287)
  (130,081)      6,827         16,937      65,016      63,745        (867)     18,053
 ---------    --------     ----------   ----------   ---------   --------   ---------
 $ 525,821    $332,791     $1,638,346   $1,029,069   $494,900    $108,014   $ 518,580
 =========    ========     ==========   ==========   =========   ========   =========
    59,353      22,111        137,386      66,002      31,193      11,190      38,003
 $    8.86    $  15.05     $    11.93   $   15.59    $  15.87    $   9.65   $   13.65
 =========    ========     ==========   ==========   =========   ========   =========
 $ 642,132    $327,998     $2,091,242   $ 966,537    $429,352    $102,643   $ 503,735
 =========    ========     ==========   ==========   =========   ========   =========
 $      --    $     --     $   13,435   $      --    $     --    $    160   $      --
 =========    ========     ==========   ==========   =========   ========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            ---------------------------------------------------------------------
                                                                                          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                           AST         AST                                 AST
                                                                         T. ROWE      PIMCO                     AST      AMERICAN
                                                               AST        PRICE      LIMITED        AST        JANUS     CENTURY
                                                            FOUNDERS     NATURAL     MATURITY    ALLIANCE    OVERSEAS    INCOME &
                                                            PASSPORT    RESOURCES      BOND       GROWTH      GROWTH      GROWTH
                                                            ---------   ---------   ----------   ---------   ---------   --------
ASSETS
   Investments in securities at value(A)..................  $ 163,584   $135,842    $  955,918   $ 455,869   $ 585,013   $374,819
   Collateral received for securities lent................         --     24,613            --     103,078          --     74,897
   Cash...................................................         --         --            --          --         131        158
   Foreign currency at value(B)...........................         --         --           516          --          --         --
   Unrealized appreciation on foreign currency exchange
     contracts............................................         --         --            --          --       7,743         --
   Unrealized appreciation on interest rate swap
     agreements...........................................         --         --            --          --          --         --
   Receivable for:
     Securities sold......................................      1,774        144        76,680       1,110          --         --
     Dividends and interest...............................        220        139         2,146         401         836        450
     Fund shares sold.....................................          4          7         3,049          26           4          7
     Futures variation margin.............................         --         --           307          --          --         --
   Other assets...........................................         --         --            --          --          --         --
                                                            ---------   --------    ----------   ---------   ---------   --------
       TOTAL ASSETS.......................................    165,582    160,745     1,038,616     560,484     593,727    450,331
                                                            ---------   --------    ----------   ---------   ---------   --------
LIABILITIES
   Cash overdraft.........................................        100         --            --          --          --         --
   Unrealized depreciation on foreign currency exchange
     contracts............................................         --         --             3          --       4,729         --
   Written options outstanding, at value..................         --         --            17          --          --         --
   Sale Commitments, at value.............................         --         --        51,672          --          --         --
   Unrealized depreciation on interest rate swap
     agreements...........................................         --         --         2,766          --          --         --
   Payable upon return of securities lent.................         --     24,613            --     103,078          --     74,897
   Payable for:
     Securities purchased.................................      8,134         --       372,407       1,781          --          2
     Fund shares redeemed.................................      1,932        498           361       2,389       1,055        477
     Futures variation margin.............................         --         --            --          --          --         43
     Advisory fees........................................         85         62           156         176         278        107
     Shareholder servicing fees...........................         68          1             7           5          96         29
   Accrued expenses and other liabilities.................        272         21            30          71         192         37
                                                            ---------   --------    ----------   ---------   ---------   --------
       TOTAL LIABILITIES..................................     10,591     25,195       427,419     107,500       6,350     75,592
                                                            ---------   --------    ----------   ---------   ---------   --------
NET ASSETS................................................  $ 154,991   $135,550    $  611,197   $ 452,984   $ 587,377   $374,739
                                                            =========   ========    ==========   =========   =========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).....................................  $      15   $      9    $       54   $      46   $      56   $     32
Additional paid-in capital................................    311,779    124,204       573,760     618,470     720,564    433,081
Undistributed net investment income (loss)................       (322)     2,006        26,236          --      28,831      3,168
Accumulated net realized gain (loss) on investments.......   (156,015)     2,927         5,924    (160,083)   (130,276)   (52,052)
Accumulated net unrealized appreciation (depreciation) on
 investments..............................................       (466)     6,404         5,223      (5,449)    (31,798)    (9,490)
                                                            ---------   --------    ----------   ---------   ---------   --------
NET ASSETS................................................  $ 154,991   $135,550    $  611,197   $ 452,984   $ 587,377   $374,739
                                                            =========   ========    ==========   =========   =========   ========
Shares of common stock outstanding........................     15,341      8,965        54,103      46,326      56,520     31,656
Net asset value, offering and redemption price per
 share....................................................  $   10.10   $  15.12    $    11.30   $    9.78   $   10.39   $  11.84
                                                            =========   ========    ==========   =========   =========   ========
(A) Investments at cost...................................  $ 164,049   $129,438    $  948,071   $ 461,318   $ 619,815   $384,243
                                                            =========   ========    ==========   =========   =========   ========
(B) Foreign currency at cost..............................  $      --   $     --    $      520   $      --   $      --   $     --
                                                            =========   ========    ==========   =========   =========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 -------------------------------------------------------------------------------------------------
                                             PORTFOLIO
 -------------------------------------------------------------------------------------------------
    AST           AST                                               AST         AST
 AMERICAN      AMERICAN         AST         AST         AST       GOLDMAN     SANFORD       AST
  CENTURY       CENTURY       GABELLI     MARSICO     COHEN &      SACHS     BERNSTEIN     DEAM
 STRATEGIC   INTERNATIONAL   SMALL-CAP    CAPITAL      STEERS    SMALL-CAP    MANAGED    SMALL-CAP
 BALANCED       GROWTH         VALUE       GROWTH      REALTY      VALUE     INDEX 500    GROWTH
 ---------   -------------   ---------   ----------   --------   ---------   ---------   ---------
 $218,429      $ 521,228     $541,328    $1,252,151   $138,695   $448,765    $624,806    $ 503,925

   45,283             --       59,646       275,702    28,961      53,682      93,811       35,897

      236             --        1,839            --         4       4,921       1,606       47,931

       --            225           --            --        --          --          --           --

       --             35           --            --        --          --          --           --

       --             --           --            --        --          --          --           --

    1,100          3,868        1,490           563       726       2,813          --           --

    1,105          1,047          464           444       895         664         765          243

        6            238           13            --         4           7          35           52

       --             --           --            --        --          --          --           --

       --             --           --             6        --          --          --           --

 --------      ---------     --------    ----------   --------   --------    --------    ---------

  266,159        526,641      604,780     1,528,866   169,285     510,852     721,023      588,048

 --------      ---------     --------    ----------   --------   --------    --------    ---------

       --             --           --            --        --          --          --           --

       --             10           --            --        --          --          --           --

       --             --           --            --        --          --          --           --

       --             --           --            --        --          --          --           --

       --             --           --            --        --          --          --           --

   45,283             --       59,646       275,702    28,961      53,682      93,811       35,897

    9,052          8,010          456            --        --      14,914          --           --

      944             21        5,944           100       595       9,468       3,716       14,274

       38             --           --            --        --          54          --          275

       75            204          201           488        72         195          54          187

        2             16            6            21         5           5           7            6

       43            254           48           128        21          23          72           85

 --------      ---------     --------    ----------   --------   --------    --------    ---------

   55,437          8,515       66,301       276,439    29,654      78,341      97,660       50,724

 --------      ---------     --------    ----------   --------   --------    --------    ---------

 $210,722      $ 518,126     $538,479    $1,252,427   $139,631   $432,511    $623,363    $ 537,324

 ========      =========     ========    ==========   ========   ========    ========    =========

 $     17      $      43     $     41    $       90   $    14    $     28    $     56    $      76

  218,592        735,938      522,067     1,380,192   129,531     367,037     711,900      775,648

    4,418           (508)       2,714        (2,581)    6,307       2,074       5,996         (748)

   (9,010)      (222,443)       6,156      (255,563)   (2,442)     41,006     (71,284)    (249,531)

   (3,295)         5,096        7,501       130,289     6,221      22,366     (23,305)      11,879

 --------      ---------     --------    ----------   --------   --------    --------    ---------

 $210,722      $ 518,126     $538,479    $1,252,427   $139,631   $432,511    $623,363    $ 537,324

 ========      =========     ========    ==========   ========   ========    ========    =========

   16,694         42,587       41,194        90,220    13,808      27,806      55,974       76,405

 $  12.62      $   12.17     $  13.07    $    13.88   $ 10.11    $  15.55    $  11.14    $    7.03

 ========      =========     ========    ==========   ========   ========    ========    =========

 $221,667      $ 516,124     $533,827    $1,121,862   $132,474   $426,420    $648,111    $ 492,537

 ========      =========     ========    ==========   ========   ========    ========    =========

 $     --      $     224     $     --    $       --   $    --    $     --    $     --    $      --

 ========      =========     ========    ==========   ========   ========    ========    =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        -------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   AST
                                                          AST                      MFS          AST          AST          AST
                                                          MFS         AST         GROWTH       ALGER        JANUS      FEDERATED
                                                        GLOBAL        MFS          WITH       ALL-CAP      MID-CAP     AGGRESSIVE
                                                        EQUITY       GROWTH       INCOME       GROWTH       GROWTH       GROWTH
                                                        -------    ----------    --------    ----------    --------    ----------
ASSETS
   Investments in securities at value(A)..............  $56,899    $  983,371    $106,903    $  730,646    $72,388      $47,503
   Collateral received for securities lent............       --       268,420      37,156       255,633     26,280           --
   Cash...............................................       --            --          --         1,398         --            1
   Foreign currency at value(B).......................       --            --          --            --         --           --
   Unrealized appreciation on foreign currency
     exchange contracts...............................        4            --          --            --         --           --
   Unrealized appreciation on interest rate swap
     agreements.......................................       --            --          --            --         --           --
   Receivable for:
     Securities sold..................................      234         1,062       1,610        22,013         --        8,308
     Dividends and interest...........................       70           525         102           217         13            3
     Fund shares sold.................................       54            11       1,524            14         12            1
     Futures variation margin.........................       --            --          --            --         --           --
   Other assets.......................................       --            --          --            --         --           --
                                                        -------    ----------    --------    ----------    --------     -------
       TOTAL ASSETS...................................   57,261     1,253,389     147,295     1,009,921     98,693       55,816
                                                        -------    ----------    --------    ----------    --------     -------
LIABILITIES
   Cash overdraft.....................................      291           363          --            --         --           --
   Unrealized depreciation on foreign currency
     exchange contracts...............................        1            --           1            --         --           --
   Written options outstanding, at value..............       --            --          --            --         --           --
   Sale Commitments, at value.........................       --            --          --            --         --           --
   Unrealized depreciation on interest rate swap
     agreements.......................................       --            --          --            --         --           --
   Payable upon return of securities lent.............       --       268,420      37,156       255,633     26,280           --
   Payable for:
     Securities purchased.............................      812         5,274       1,363         8,762        452        4,544
     Fund shares redeemed.............................      208         4,518          10         2,151        865        1,758
     Futures variation margin.........................       --            --          --            --         --           --
     Advisory fees....................................       25           314          37           247         35           19
     Shareholder servicing fees.......................        1            11           1             8         --            1
   Accrued expenses and other liabilities.............       41            92          13            61         22            5
                                                        -------    ----------    --------    ----------    --------     -------
       TOTAL LIABILITIES..............................    1,379       278,992      38,581       266,862     27,654        6,327
                                                        -------    ----------    --------    ----------    --------     -------
NET ASSETS............................................  $55,882    $  974,397    $108,714    $  743,059    $71,039      $49,489
                                                        =======    ==========    ========    ==========    ========     =======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share)...........................  $     6    $      118    $     12    $      130    $    18      $     7
Additional paid-in capital............................   61,388     1,282,489     126,989     1,002,152    141,573       50,183
Undistributed net investment income (loss)............       (3)           (8)        412            --         --           --
Accumulated net realized gain (loss) on investments...   (5,643)     (353,172)    (19,141)     (298,418)   (65,838)      (3,411)
Accumulated net unrealized appreciation (depreciation)
 on investments.......................................      134        44,970         442        39,195     (4,714)       2,710
                                                        -------    ----------    --------    ----------    --------     -------
NET ASSETS............................................  $55,882    $  974,397    $108,714    $  743,059    $71,039      $49,489
                                                        =======    ==========    ========    ==========    ========     =======
Shares of common stock outstanding....................    6,070       117,831      12,225       130,439     17,873        6,855
Net asset value, offering and redemption price per
 share................................................  $  9.21    $     8.27    $   8.89    $     5.70    $  3.97      $  7.22
                                                        =======    ==========    ========    ==========    ========     =======
(A) Investments at cost...............................  $56,767    $  938,401    $106,461    $  691,451    $77,102      $44,793
                                                        =======    ==========    ========    ==========    ========     =======
(B) Foreign currency at cost..........................  $    --    $       --    $     --    $       --    $    --      $    --
                                                        =======    ==========    ========    ==========    ========     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO
--------------------------------------------------------------------------------
                                                             AST
  AST         AST                     AST                 ALLIANCE/      AST
GABELLI      JANUS       AST      LORD ABBETT     AST     BERNSTEIN    SANFORD
ALL-CAP    STRATEGIC   KINETICS      BOND-      SCUDDER   GROWTH +    BERNSTEIN
 VALUE       VALUE     INTERNET    DEBENTURE     JAPAN      VALUE     CORE VALUE
--------   ---------   --------   -----------   -------   ---------   ----------
$162,571    $45,275     $3,186      $60,781     $4,828     $34,651     $47,163
  50,854      9,714        326        4,001         --      16,513      14,022
      --         --        179           --          2          --         490
      --         --         --           --         --          --          --
      --         --         --           --         --          --          --
      --         --         --           --         --          --          --
      42         --         --          158         16          --          --
     213         38          3        1,206         --          53          76
      22         89         --          356          2           8         124
      --         --         --           --         --          --          --
      --         --         --           --         --          --          --
--------    -------     ------      -------     -------    -------     -------
 213,702     55,116      3,694       66,502      4,848      51,225      61,875
--------    -------     ------      -------     -------    -------     -------
      --         --         --           --         --          --          --
      --         --         --           --         --          --          --
      --         --         38           --         --          --          --
      --         --         --           --         --          --          --
      --         --         --           --         --          --          --
  50,854      9,714        326        4,001         --      16,513      14,022
   3,365         --         --           --         38         360       1,033
     512         10          5           17         --         316       2,701
      --         --         --           --         --          --          --
      61         23          1           16         --          13          11
       2         --         --            1         --          --           1
      22         12          9           11         24          16           7
--------    -------     ------      -------     -------    -------     -------
  54,816      9,759        379        4,046         62      17,218      17,775
--------    -------     ------      -------     -------    -------     -------
$158,886    $45,357     $3,315      $62,456     $4,786     $34,007     $44,100
========    =======     ======      =======     =======    =======     =======
$     16    $     5     $   --      $     6     $    1     $     4     $     4
 166,019     48,772      3,915       61,844      7,380      32,458      43,299
     977        162         26        2,417         (3)         39         154
  (4,848)    (4,243)      (474)        (839)    (1,244)       (371)       (532)
  (3,278)       661       (152)        (972)    (1,348)      1,877       1,175
--------    -------     ------      -------     -------    -------     -------
$158,886    $45,357     $3,315      $62,456     $4,786     $34,007     $44,100
========    =======     ======      =======     =======    =======     =======
  16,109      4,875        396        5,978        930       3,501       4,348
$   9.86    $  9.30     $ 8.37      $ 10.45     $ 5.15     $  9.71     $ 10.14
========    =======     ======      =======     =======    =======     =======
$165,849    $44,614     $3,321      $61,753     $6,176     $32,774     $45,988
========    =======     ======      =======     =======    =======     =======
$     --    $    --     $   --      $    --     $   --     $    --     $    --
========    =======     ======      =======     =======    =======     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                           AST            AST                                NEUBERGER
                                                         STRONG        ALLIANCE         AST         AST       BERMAN       AST
                                                      INTERNATIONAL   GROWTH AND      JANCAP       MONEY      MID-CAP      AIM
                                                         EQUITY         INCOME        GROWTH       MARKET      VALUE     BALANCED
                                                      -------------   -----------   -----------   --------   ---------   --------
INVESTMENT INCOME
   Interest.........................................    $   1,426      $  2,483     $    29,492   $109,494   $  1,823    $ 16,469
   Dividends........................................        6,990        25,443          14,586         --     13,240       2,609
   Security Lending.................................           --           590           1,219         --        239         132
   Foreign taxes withheld...........................         (697)           --            (614)        --        (40)        (31)
                                                        ---------      --------     -----------   --------   --------    --------
       Total Investment Income......................        7,719        28,516          44,683    109,494     15,262      19,179
                                                        ---------      --------     -----------   --------   --------    --------
EXPENSES
   Investment advisory fees.........................        4,531        13,276          27,589     13,066      8,530       3,943
   Shareholder servicing fees.......................          520         1,770           3,066      2,613        947         542
   Administration and accounting fees...............          397           501             928        570        382         342
   Custodian fees...................................          144            81             185        260        111          88
   Distribution fees................................          287         1,213             867         --      1,474         172
   Audit and legal fees.............................           18            66             107         93         33          19
   Trustees' fees...................................            8            28              49         41         16           9
   Interest expenses................................           --             2              --         --         --           1
   Miscellaneous expenses...........................           32            62             115         80         23          31
                                                        ---------      --------     -----------   --------   --------    --------
       Total Expenses...............................        5,937        16,999          32,906     16,723     11,516       5,147
       Less: Advisory fee waivers and expense
         reimbursements.............................           --          (385)         (1,033)    (1,307)        --          --
       Less: Adjustment for custodian fee
         overaccrual................................         (245)           --              --         --         --        (343)
       Less: Fees paid indirectly...................         (287)       (1,213)           (867)        --     (1,474)       (172)
                                                        ---------      --------     -----------   --------   --------    --------
       Net Expenses.................................        5,405        15,401          31,006     15,416     10,042       4,632
                                                        ---------      --------     -----------   --------   --------    --------
Net Investment Income (Loss)........................        2,314        13,115          13,677     94,078      5,220      14,547
                                                        ---------      --------     -----------   --------   --------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................     (122,171)       21,402        (442,769)       362     45,782     (24,022)
       Foreign currency transactions................         (103)           --              (1)        --         --        (157)
       Futures contracts............................           --            --              --         --         --     (12,108)
       Written options contracts....................           --            --              --         --         --         238
       Swap agreements..............................           --            --              --         --         --          --
                                                        ---------      --------     -----------   --------   --------    --------
   Net realized gain (loss).........................     (122,274)       21,402        (442,770)       362     45,782     (36,049)
                                                        ---------      --------     -----------   --------   --------    --------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities...................................      (18,333)      (67,874)       (913,931)        --    (87,310)    (53,429)
       Futures contracts............................           --            --              --         --         --       1,544
       Written option contracts.....................           --            --              --         --         --          --
       Swap Agreements..............................           --            --              --         --         --          --
       Translation of assets and liabilities
         denominated in foreign currencies..........           32            --              --         --         --          --
                                                        ---------      --------     -----------   --------   --------    --------
   Net change in unrealized appreciation
     (depreciation).................................      (18,301)      (67,874)       (913,931)        --    (87,310)    (51,885)
                                                        ---------      --------     -----------   --------   --------    --------
   Net gain (loss) on investments...................     (140,575)      (46,472)     (1,356,701)       362    (41,528)    (87,934)
                                                        ---------      --------     -----------   --------   --------    --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................    $(138,261)     $(33,357)    $(1,343,024)  $ 94,440   $(36,308)   $(73,387)
                                                        =========      ========     ===========   ========   ========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO
--------------------------------------------------------------------------------
                            AST                                AST        AST
   AST          AST        PIMCO        AST         AST      T. ROWE   NEUBERGER
FEDERATED     T. ROWE      TOTAL      INVESCO      PBHG       PRICE     BERMAN
  HIGH      PRICE ASSET    RETURN     EQUITY     SMALL-CAP   GLOBAL     MID-CAP
  YIELD     ALLOCATION      BOND      INCOME      GROWTH      BOND      GROWTH
---------   -----------   --------   ---------   ---------   -------   ---------
$ 58,834     $  9,676     $ 85,475   $ 20,570    $  1,461    $6,529    $   1,138
   1,547        3,230           --     13,441         925         3        1,113
      --          128           --        296         434        --          376
      --         (142)          --         --          --       (10)          (7)
--------     --------     --------   ---------   --------    -------   ---------
  60,381       12,892       85,475     34,307       2,820     6,522        2,620
--------     --------     --------   ---------   --------    -------   ---------
   4,055        3,081        9,560      8,366       4,078       916        4,955
     541          362        1,471      1,115         453       114          550
     380          331          455        460         482       135          296
      35           82          187         59          71        57           64
      --           --           --        115         112        --          256
      19           13           55         39          16         4           19
       9            6           25         17           8         2            9
      --            1           --         --          --        --            3
      77          101           80         57          22         9           20
--------     --------     --------   ---------   --------    -------   ---------
   5,116        3,977       11,833     10,228       5,242     1,237        6,172
      --           --         (235)       (60)         --        --           --
      --           --           --         --          --      (245)          --
      --           --           --       (115)       (112)       --         (256)
--------     --------     --------   ---------   --------    -------   ---------
   5,116        3,977       11,598     10,053       5,130       992        5,916
--------     --------     --------   ---------   --------    -------   ---------
  55,265        8,915       73,877     24,254      (2,310)    5,530       (3,296)
--------     --------     --------   ---------   --------    -------   ---------
 (72,289)       9,832       22,250    (37,471)    (96,997)    2,641     (251,255)
      --          (70)         538         --           6    (4,204)          --
      --           --        5,580         --          --        --           --
      --           --          (82)        --          --        10           --
      --           --        5,387         --          --        --           --
--------     --------     --------   ---------   --------    -------   ---------
 (72,289)       9,762       33,673    (37,471)    (96,991)   (1,553)    (251,255)
--------     --------     --------   ---------   --------    -------   ---------
  17,942      (39,181)      (3,255)   (98,835)     57,129      (980)      66,228
      --           --        2,545         --          --        --           --
      --           --        4,343         --          --        31           --
      --           --        5,350         --          --        --           --
      --            1        2,304         --           1        56           --
--------     --------     --------   ---------   --------    -------   ---------
  17,942      (39,180)      11,287    (98,835)     57,130      (893)      66,228
--------     --------     --------   ---------   --------    -------   ---------
 (54,347)     (29,418)      44,960   (136,306)    (39,861)   (2,446)    (185,027)
--------     --------     --------   ---------   --------    -------   ---------
$    918     $(20,503)    $118,837   $(112,052)  $(42,171)   $3,084    $(188,323)
========     ========     ========   =========   ========    =======   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                              ------------------------------------------------------------------
                                                                                          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                                AST
                                                                          T. ROWE     PIMCO                    AST      AMERICAN
                                                                AST        PRICE     LIMITED       AST        JANUS     CENTURY
                                                              FOUNDERS    NATURAL    MATURITY   ALLIANCE    OVERSEAS    INCOME &
                                                              PASSPORT   RESOURCES     BOND      GROWTH      GROWTH      GROWTH
                                                              --------   ---------   --------   ---------   ---------   --------
INVESTMENT INCOME
   Interest.................................................  $   282     $   338    $31,358    $     343   $   2,755   $    227
   Dividends................................................    3,074       2,472         --        3,053      12,455      6,789
   Security Lending.........................................       --          64         --          167          --        117
   Foreign taxes withheld...................................     (251)        (58)        --           --        (989)       (18)
                                                              --------    -------    -------    ---------   ---------   --------
       Total Investment Income..............................    3,105       2,816     31,358        3,563      14,221      7,115
                                                              --------    -------    -------    ---------   ---------   --------
EXPENSES
   Investment advisory fees.................................    1,957       1,322      3,437        3,685       7,637      3,131
   Shareholder servicing fees...............................      196         147        529          409         764        417
   Administration and accounting fees.......................      193          96        321          283         493        281
   Custodian fees...........................................      731          26         34           28         325         68
   Distribution fees........................................       --          15         --          170         141         --
   Audit and legal fees.....................................        7           5         20           15          26         15
   Trustees' fees...........................................        3           3          9            6          12          7
   Interest expenses........................................       --           1         --           --          --         --
   Miscellaneous expenses...................................       35          11         39           17          38         24
                                                              --------    -------    -------    ---------   ---------   --------
       Total Expenses.......................................    3,122       1,626      4,389        4,613       9,436      3,943
       Less: Advisory fee waivers and expense
         reimbursements.....................................      120          --         --           --          --         --
       Less: Adjustment for custodian fee overaccrual.......       --         (37)        --           --          --         --
       Less: Fees paid indirectly...........................       --         (15)        --         (170)       (141)        --
                                                              --------    -------    -------    ---------   ---------   --------
       Net Expenses.........................................    3,242       1,574      4,389        4,443       9,295      3,943
                                                              --------    -------    -------    ---------   ---------   --------
Net Investment Income (Loss)................................     (137)      1,242     26,969         (880)      4,926      3,172
                                                              --------    -------    -------    ---------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................  (71,665)      5,304      8,988     (121,309)   (113,826)   (34,097)
       Foreign currency transactions........................   (3,833)         (3)        (1)          --      19,013         --
       Futures contracts....................................       --          --     (1,173)          --          --     (1,669)
       Written options contracts............................       --          --        (18)          --          --         --
       Swap agreements......................................       --          --        247           --          --         --
                                                              --------    -------    -------    ---------   ---------   --------
   Net realized gain (loss).................................  (75,498)      5,301      8,043     (121,309)    (94,813)   (35,766)
                                                              --------    -------    -------    ---------   ---------   --------
   Net change in unrealized appreciation (depreciation) on:
       Securities...........................................   (6,435)     (9,324)     3,859       52,282    (148,592)   (10,524)
       Futures contracts....................................       --          --      1,546           --          --        269
       Written option contracts.............................       --          --        116           --          --         --
       Swap Agreements......................................       --          --     (2,718)          --          --         --
       Translation of assets and liabilities denominated in
         foreign currencies.................................      (13)          4         73           --          46         --
                                                              --------    -------    -------    ---------   ---------   --------
   Net change in unrealized appreciation (depreciation).....   (6,448)     (9,320)     2,876       52,282    (148,546)   (10,255)
                                                              --------    -------    -------    ---------   ---------   --------
   Net gain (loss) on investments...........................  (81,946)     (4,019)    10,919      (69,027)   (243,359)   (46,021)
                                                              --------    -------    -------    ---------   ---------   --------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................  $(82,083)   $(2,777)   $37,888    $ (69,907)  $(238,433)  $(42,849)
                                                              ========    =======    =======    =========   =========   ========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
                                           PORTFOLIO
-----------------------------------------------------------------------------------------------
   AST           AST                                             AST         AST
AMERICAN      AMERICAN         AST         AST        AST      GOLDMAN     SANFORD       AST
 CENTURY       CENTURY       GABELLI     MARSICO    COHEN &     SACHS     BERNSTEIN     DEAM
STRATEGIC   INTERNATIONAL   SMALL-CAP    CAPITAL    STEERS    SMALL-CAP    MANAGED    SMALL-CAP
BALANCED       GROWTH         VALUE      GROWTH     REALTY      VALUE     INDEX 500    GROWTH
---------   -------------   ---------   ---------   -------   ---------   ---------   ---------
$  5,136      $   1,224      $ 2,442    $   1,687   $  188    $    841    $    447    $   1,693
   1,494          6,103        4,510        8,958    7,879       4,746      10,171        1,042
     103             --          194          384       41          69         128          389
      (3)          (471)          (3)         (57)      (4)         (7)        (22)          (1)
--------      ---------      -------    ---------   -------   --------    --------    ---------
   6,730          6,856        7,143       10,972    8,104       5,649      10,724        3,123
--------      ---------      -------    ---------   -------   --------    --------    ---------
   1,751          3,725        3,985       12,451    1,307       2,980       3,774        5,992
     206            372          443        1,383      131         314         629          631
     207            235          235          513       73          74         219          411
      26            325           56          154       38          97          52           81
      --             --           16          301       22         212         139          184
       8             14           16           49        5          12          23           22
       3              7            8           23        2           5          10           10
      --             --           --           --        1           2          15           --
      23             96           24           46        5          14          44           25
--------      ---------      -------    ---------   -------   --------    --------    ---------
   2,224          4,774        4,783       14,920    1,584       3,710       4,905        7,356
      --             --           --         (192)      --          --           2          (41)
      --             --           --           --       --          --         (41)          --
      --             --          (16)        (301)     (22)       (212)       (139)        (184)
--------      ---------      -------    ---------   -------   --------    --------    ---------
   2,224          4,774        4,767       14,427    1,562       3,498       4,727        7,131
--------      ---------      -------    ---------   -------   --------    --------    ---------
   4,506          2,082        2,376       (3,455)   6,542       2,151       5,997       (4,008)
--------      ---------      -------    ---------   -------   --------    --------    ---------
  (7,158)      (112,372)       9,267     (256,494)    (845)     40,131     (50,434)    (188,099)
      (7)          (942)          --          (43)      --          --          --           --
    (386)            --       (2,894)          --       --       1,225          --        6,379
      --             --           --           --       --          --          --           --
      --             --           --           --       --          --          --           --
--------      ---------      -------    ---------   -------   --------    --------    ---------
  (7,551)      (113,314)       6,373     (256,537)    (845)     41,356     (50,434)    (181,720)
--------      ---------      -------    ---------   -------   --------    --------    ---------
  (5,921)        39,337       10,895     (122,915)  (4,640)    (15,788)    (29,762)     (41,185)
      73             --           --           --       --          21          --          491
      --             --           --           --       --          --          --           --
      --             --           --           --       --          --          --           --
       4            121           --           --       --          --          --           --
--------      ---------      -------    ---------   -------   --------    --------    ---------
  (5,844)        39,458       10,895     (122,915)  (4,640)    (15,767)    (29,762)     (40,694)
--------      ---------      -------    ---------   -------   --------    --------    ---------
 (13,395)       (73,856)      17,268     (379,452)  (5,485)     25,589     (80,196)    (222,414)
--------      ---------      -------    ---------   -------   --------    --------    ---------
$ (8,889)     $ (71,774)     $19,644    $(382,907)  $1,057    $ 27,740    $(74,199)   $(226,422)
========      =========      =======    =========   =======   ========    ========    =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   AST
                                                         AST                       MFS           AST         AST          AST
                                                         MFS         AST         GROWTH         ALGER       JANUS      FEDERATED
                                                       GLOBAL        MFS          WITH         ALL-CAP     MID-CAP     AGGRESSIVE
                                                       EQUITY      GROWTH        INCOME        GROWTH       GROWTH       GROWTH
                                                       -------    ---------    -----------    ---------    --------    ----------
INVESTMENT INCOME
   Interest..........................................  $   104    $   2,317     $    228      $   2,588    $   332      $    60
   Dividends.........................................      585        6,623        1,197          2,769         53           16
   Security Lending..................................       --          372           59            287         54           --
   Foreign taxes withheld............................      (41)         (39)         (13)            (4)        --           --
                                                       -------    ---------     --------      ---------    --------     -------
       Total Investment Income.......................      648        9,273        1,471          5,640        439           76
                                                       -------    ---------     --------      ---------    --------     -------
EXPENSES
   Investment advisory fees..........................      424        8,711          878          7,226        701          140
   Shareholder servicing fees........................       42          968           98            761         70           16
   Administration and accounting fees................        1          400            6            395         77           34
   Custodian fees....................................      113          232           41             35         22           65
   Distribution fees.................................       --          353           27            663         55           --
   Audit and legal fees..............................        2           35            3             27          2            1
   Trustees' fees....................................        1           17            2             13          1           --
   Interest expenses.................................        1           --            6             --         --           --
   Miscellaneous expenses............................       12           32           18             20         11            7
                                                       -------    ---------     --------      ---------    --------     -------
       Total Expenses................................      596       10,748        1,079          9,140        939          263
       Less: Advisory fee waivers and expense
         reimbursements..............................       42           --            9              5         --          (63)
       Less: Adjustment for custodian fee
         overaccrual.................................       --           --           --             --         --           --
       Less: Fees paid indirectly....................       --         (353)         (27)          (663)       (55)          --
                                                       -------    ---------     --------      ---------    --------     -------
       Net Expenses..................................      638       10,395        1,061          8,482        884          200
                                                       -------    ---------     --------      ---------    --------     -------
Net Investment Income (Loss).........................       10       (1,122)         410         (2,842)      (445)        (124)
                                                       -------    ---------     --------      ---------    --------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities....................................   (5,187)    (346,661)     (17,883)      (221,979)   (59,164)      (3,151)
       Foreign currency transactions.................      (12)         (66)           2             --         --           --
       Futures contracts.............................       --           --           --             --         --         (108)
       Written options contracts.....................       --           --           --             --         --           --
       Swap agreements...............................       --           --           --             --         --           --
                                                       -------    ---------     --------      ---------    --------     -------
   Net realized gain (loss)..........................   (5,199)    (346,727)     (17,881)      (221,979)   (59,164)      (3,259)
                                                       -------    ---------     --------      ---------    --------     -------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities....................................    1,037      (10,872)        (251)        79,507     15,881        2,795
       Futures contracts.............................       --           --           --             --         --           --
       Written option contracts......................       --           --           --             --         --           --
       Swap Agreements...............................       --           --           --             --         --           --
       Translation of assets and liabilities
         denominated in foreign currencies...........        2            1           --             --         --           --
                                                       -------    ---------     --------      ---------    --------     -------
   Net change in unrealized appreciation
     (depreciation)..................................    1,039      (10,871)        (251)        79,507     15,881        2,795
                                                       -------    ---------     --------      ---------    --------     -------
   Net gain (loss) on investments....................   (4,160)    (357,598)     (18,132)      (142,472)   (43,283)        (464)
                                                       -------    ---------     --------      ---------    --------     -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations.................................  $(4,150)   $(358,720)    $(17,722)     $(145,314)   $(43,728)    $  (588)
                                                       =======    =========     ========      =========    ========     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                   PORTFOLIO
-------------------------------------------------------------------------------
                                                            AST
  AST        AST                     AST                 ALLIANCE/      AST
GABELLI     JANUS       AST      LORD ABBETT     AST     BERNSTEIN    SANFORD
ALL-CAP   STRATEGIC   KINETICS      BOND-      SCUDDER   GROWTH +    BERNSTEIN
 VALUE      VALUE     INTERNET    DEBENTURE     JAPAN      VALUE     CORE VALUE
-------   ---------   --------   -----------   -------   ---------   ----------
$  896     $   309     $  52       $ 2,659     $   32    $     13     $     26
 1,301         277         4           113         30         129          250
    83          24         2            12         --          10            9
    (5)         (4)       --            --         (4)         --           --
-------    -------     -----       -------     -------   --------     --------
 2,275         606        58         2,784         58         152          285
-------    -------     -----       -------     -------   --------     --------
 1,040         338        38           267         56          75           85
   109          34         4            33          5           8           11
   109          38        34            47         34          13           14
    24          19         5             8         48          21           14
    12          23        --            --         --          --           --
     4           1        --             1         --           1            1
     2           1        --             1         --          --           --
    --          --        --             1         --          --           --
    10           3         3            10          9           3            6
-------    -------     -----       -------     -------   --------     --------
 1,310         457        84           368        152         121          131
    --          --       (31)           --        (54)         (8)          --
    --          --        --            --         --          --           --
   (12)        (23)       --            --         --          --           --
-------    -------     -----       -------     -------   --------     --------
 1,298         434        53           368         98         113          131
-------    -------     -----       -------     -------   --------     --------
   977         172         5         2,416        (40)         39          154
-------    -------     -----       -------     -------   --------     --------
(4,784)     (4,227)     (391)         (839)    (1,052)       (371)        (532)
    --         (10)       21            --          5          --           --
    --          --        --            --         --          --           --
    --          --       (27)           --         --          --           --
    --          --        --            --         --          --           --
-------    -------     -----       -------     -------   --------     --------
(4,784)     (4,237)     (397)         (839)    (1,047)       (371)        (532)
-------    -------     -----       -------     -------   --------     --------
(3,382)        700        10        (1,021)    (1,016)      1,877        1,175
    --          --        --            --         --          --           --
    --          --       (33)           --         --          --           --
    --          --        --            --         --          --           --
    --          --        --            --         --          --           --
-------    -------     -----       -------     -------   --------     --------
(3,382)        700       (23)       (1,021)    (1,016)      1,877        1,175
-------    -------     -----       -------     -------   --------     --------
(8,166)     (3,537)     (420)       (1,860)    (2,063)      1,506          643
-------    -------     -----       -------     -------   --------     --------
$(7,189)   $(3,365)    $(415)      $   556     $(2,103)  $  1,545     $    797
=======    =======     =====       =======     =======   ========     ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                           AST STRONG              AST ALLIANCE
                                                      INTERNATIONAL EQUITY       GROWTH AND INCOME          AST JANCAP GROWTH
                                                      ---------------------   -----------------------   -------------------------
                                                        2001        2000         2001         2000         2001          2000
                                                      ---------   ---------   ----------   ----------   -----------   -----------
FROM OPERATIONS
   Net investment income (loss).....................  $   2,314   $   4,585   $   13,115   $   14,506   $    13,677   $    (7,579)
   Net realized gain (loss) on investments..........   (122,274)     49,794       21,402      182,616      (442,770)     (159,191)
   Net change in unrealized appreciation
     (depreciation) on investments..................    (18,301)   (266,258)     (67,874)    (118,117)     (913,931)   (1,785,203)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Net Increase (Decrease) in Net Assets from
       Operations...................................   (138,261)   (211,879)     (33,357)      79,005    (1,343,024)   (1,951,973)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................       (981)     (1,501)     (14,510)     (14,653)           --        (7,572)
   Distributions to shareholders from capital
     gains..........................................    (64,790)    (96,849)    (190,922)    (169,612)           --      (492,826)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Total Dividends and Distributions to
       Shareholders.................................    (65,771)    (98,350)    (205,432)    (184,265)           --      (500,398)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................    814,050     789,190      659,868      409,361     1,103,281     2,058,451
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................     65,771      98,350      205,432      184,265            --       500,398
   Net asset value of shares issued in
     acquisition....................................         --          --           --           --            --            --
   Cost of shares redeemed..........................   (868,649)   (710,692)    (347,036)    (390,917)   (1,569,935)   (1,767,846)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................     11,172     176,848      518,264      202,709      (466,654)      791,003
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Total Increase (Decrease) in Net Assets........   (192,860)   (133,381)     279,475       97,449    (1,809,678)   (1,661,368)
NET ASSETS
   Beginning of Year................................    637,131     770,512    1,595,755    1,498,306     4,262,410     5,923,778
                                                      ---------   ---------   ----------   ----------   -----------   -----------
   End of Year......................................  $ 444,271   $ 637,131   $1,875,230   $1,595,755   $ 2,452,732   $ 4,262,410
                                                      =========   =========   ==========   ==========   ===========   ===========
SHARES ISSUED AND REDEEMED
   Shares sold......................................     46,862      30,500       33,399       19,888        39,328        42,407
   Shares issued in reinvestment of dividends and
     distributions..................................      3,728       3,216       10,705       10,214            --         9,573
   Shares issued in acquisition.....................         --          --           --           --            --            --
   Shares redeemed..................................    (50,017)    (27,311)     (18,467)     (19,212)      (58,504)      (37,768)
                                                      ---------   ---------   ----------   ----------   -----------   -----------
     Net Increase (Decrease) in Shares
       Outstanding..................................        573       6,405       25,637       10,890       (19,176)       14,212
                                                      =========   =========   ==========   ==========   ===========   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                              AST NEUBERGER BERMAN                               AST FEDERATED        AST T. ROWE PRICE
     AST MONEY MARKET            MID-CAP VALUE          AST AIM BALANCED          HIGH YIELD           ASSET ALLOCATION
--------------------------   ----------------------   --------------------   ---------------------   --------------------
   2001           2000          2001        2000        2001        2000       2001        2000        2001       2000
   ----       ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
     94,078
$             $    120,082   $    5,220   $   1,372   $  14,547   $ 15,909   $  55,265   $  57,694   $  8,915   $  11,161
        362            (51)      45,782      50,595     (36,049)   (17,337)    (72,289)    (19,632)     9,762      37,387
         --             --      (87,310)    136,627     (51,885)   (29,505)     17,942     (90,635)   (39,180)    (51,197)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
     94,440        120,031      (36,308)    188,594     (73,387)   (30,933)        918     (52,573)   (20,503)     (2,649)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
    (94,078)      (120,082)      (1,340)     (2,176)    (14,627)   (10,797)    (57,695)    (57,675)   (11,194)    (10,446)
         --             (8)     (52,210)     (2,619)         --    (36,372)         --          --    (37,656)     (4,195)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
    (94,078)      (120,090)     (53,550)     (4,795)    (14,627)   (47,169)    (57,695)    (57,675)   (48,850)    (14,641)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
 10,103,301     11,464,901      532,296     434,226     150,587    231,937     465,099     262,196     54,344      51,936
    105,677        116,825       53,550       4,795      14,627     47,169      57,696      57,675     48,850      14,641
         --             --           --          --          --         --          --          --         --          --
 (9,801,440)   (11,746,631)    (471,603)   (308,554)   (218,682)   (77,934)   (438,079)   (335,529)   (96,425)   (101,454)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
    407,538       (164,905)     114,243     130,467     (53,468)   201,172      84,716     (15,658)     6,769     (34,877)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
    407,900       (164,964)      24,385     314,266    (141,482)   123,070      27,939    (125,906)   (62,584)    (52,167)
  2,244,193      2,409,157      978,649     664,383     622,641    499,571     497,882     623,788    395,375     447,542
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
$ 2,652,093   $  2,244,193   $1,003,034   $ 978,649   $ 481,159   $622,641   $ 525,821   $ 497,882   $332,791   $ 395,375
===========   ============   ==========   =========   =========   ========   =========   =========   ========   =========
 10,103,298     11,464,901       34,620      29,230      12,178     16,220      49,526      25,188      3,382       2,803
    105,677        116,825        3,507         379       1,159      3,271       6,099       5,416      3,141         831
         --             --           --          --          --         --          --          --         --          --
 (9,801,436)   (11,746,631)     (31,119)    (21,411)    (18,154)    (5,458)    (47,531)    (31,664)    (6,232)     (5,550)
-----------   ------------   ----------   ---------   ---------   --------   ---------   ---------   --------   ---------
    407,539       (164,905)       7,008       8,198      (4,817)    14,033       8,094      (1,060)       291      (1,916)
===========   ============   ==========   =========   =========   ========   =========   =========   ========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                              AST PIMCO                AST INVESCO                AST PBHG
                                                          TOTAL RETURN BOND           EQUITY INCOME           SMALL-CAP GROWTH
                                                       -----------------------   -----------------------   ----------------------
                                                          2001         2000         2001         2000        2001         2000
                                                       ----------   ----------   ----------   ----------   ---------   ----------
FROM OPERATIONS
   Net investment income (loss)......................  $   73,877   $   68,816   $   24,254   $   25,522   $  (2,310)  $   (5,880)
   Net realized gain (loss) on investments...........      33,673       16,947      (37,471)       9,540     (96,991)      20,779
   Net change in unrealized appreciation
     (depreciation) on investments...................      11,287       39,649      (98,835)      16,184      57,130     (608,258)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
     Net Increase (Decrease) in Net Assets from
       Operations....................................     118,837      125,412     (112,052)      51,246     (42,171)    (593,359)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income..........................................     (69,226)     (54,224)     (25,524)     (20,214)         --           --
   Distributions to shareholders from capital
     gains...........................................          --           --      (11,529)     (78,949)    (85,078)    (136,801)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
     Total Dividends and Distributions to
       Shareholders..................................     (69,226)     (54,224)     (37,053)     (99,163)    (85,078)    (136,801)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.........................     963,629      491,035      388,744      359,650     146,426      152,367
   Net asset value of shares issued in reinvestment
     of dividends and distributions..................      69,226       54,224       37,053       99,163      85,078      136,800
   Net asset value of shares issued in acquisition...          --           --           --           --          --           --
   Cost of shares redeemed...........................    (702,338)    (363,992)    (420,693)    (285,890)   (201,393)    (410,180)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions..............................     330,517      181,267        5,104      172,923      30,111     (121,013)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
     Total Increase (Decrease) in Net Assets.........     380,128      252,455     (144,001)     125,006     (97,138)    (851,173)
NET ASSETS
   Beginning of Year.................................   1,258,218    1,005,763    1,173,070    1,048,064     592,038    1,443,211
                                                       ----------   ----------   ----------   ----------   ---------   ----------
   End of Year.......................................  $1,638,346   $1,258,218   $1,029,069   $1,173,070   $ 494,900   $  592,038
                                                       ==========   ==========   ==========   ==========   =========   ==========
SHARES ISSUED AND REDEEMED
   Shares sold.......................................      83,147       44,961       24,001       20,761       9,749        3,877
   Shares issued in reinvestment of dividends and
     distributions...................................       6,209        5,154        2,227        6,225       5,409        3,008
   Shares issued in acquisition......................          --           --           --           --          --           --
   Shares redeemed...................................     (60,424)     (33,205)     (26,917)     (16,481)    (13,127)     (11,593)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
     Net Increase (Decrease) in Shares Outstanding...      28,932       16,910         (689)      10,505       2,031       (4,708)
                                                       ==========   ==========   ==========   ==========   =========   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------
                                         PORTFOLIO
-------------------------------------------------------------------------------------------
 AST T. ROWE PRICE     AST NEUBERGER BERMAN                             AST T. ROWE PRICE
    GLOBAL BOND           MID-CAP GROWTH       AST FOUNDERS PASSPORT    NATURAL RESOURCES
-------------------   ----------------------   ---------------------   --------------------
  2001       2000       2001         2000        2001        2000        2001       2000
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
$  5,530   $  5,676   $  (3,296)  $   (3,985)  $    (137)  $  (1,482)  $  1,242   $   1,306
  (1,553)   (15,429)   (251,255)      76,179     (75,498)    (86,519)     5,301      10,486
    (893)     8,606      66,228     (199,118)     (6,448)    (53,795)    (9,320)     13,384
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
   3,084     (1,147)   (188,323)    (126,834)    (82,083)   (141,796)    (2,777)     25,176
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
      --     (2,181)         --           --          --          --     (1,654)       (946)
      --         --     (96,162)     (13,634)         --     (57,251)   (10,373)         --
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
      --     (2,181)    (96,162)     (13,634)         --     (57,251)   (12,027)       (946)
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
  39,912     26,678     811,277    1,410,804     205,895     715,188     86,322     117,375
      --      2,181      96,162       13,634          --      57,251     12,027         946
      --         --          --           --          --          --         --          --
 (57,182)   (41,475)   (823,779)    (958,890)   (244,858)   (514,752)   (82,639)   (110,132)
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
 (17,270)   (12,616)     83,660      465,548     (38,963)    257,687     15,710       8,189
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
 (14,186)   (15,944)   (200,825)     325,080    (121,046)     58,640        906      32,419
 122,200    138,144     719,405      394,325     276,037     217,397    134,644     102,225
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
$108,014   $122,200   $ 518,580   $  719,405   $ 154,991   $ 276,037   $135,550   $ 134,644
========   ========   =========   ==========   =========   =========   ========   =========
   4,168      2,933      53,275       54,432      17,600      33,312      5,508       8,247
      --        237       5,838          468          --       1,921        797          78
      --         --          --           --          --          --         --          --
  (5,980)    (4,562)    (54,370)     (38,048)    (20,778)    (25,541)    (5,498)     (7,935)
--------   --------   ---------   ----------   ---------   ---------   --------   ---------
  (1,812)    (1,392)      4,743       16,852      (3,178)      9,692        807         390
========   ========   =========   ==========   =========   =========   ========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                           AST PIMCO LIMITED                                    AST JANUS
                                                             MATURITY BOND        AST ALLIANCE GROWTH        OVERSEAS GROWTH
                                                         ---------------------   ---------------------   ------------------------
                                                           2001        2000        2001        2000         2001         2000
                                                         ---------   ---------   ---------   ---------   ----------   -----------
FROM OPERATIONS
   Net investment income (loss)........................  $  26,969   $  23,990   $    (880)  $  (2,102)  $    4,926   $      (247)
   Net realized gain (loss) on investments.............      8,043        (383)   (121,309)     65,816      (94,813)      265,161
   Net change in unrealized appreciation (depreciation)
     on investments....................................      2,876       7,545      52,282    (153,701)    (148,546)     (602,604)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
     Net Increase (Decrease) in Net Assets from
       Operations......................................     37,888      31,152     (69,907)    (89,987)    (238,433)     (337,690)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income............................................    (23,913)    (21,367)         --          --      (45,834)       (9,620)
   Distributions to shareholders from capital gains....         --          --    (101,065)    (30,894)    (218,867)      (13,477)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
     Total Dividends and Distributions to
       Shareholders....................................    (23,913)    (21,367)   (101,065)    (30,894)    (264,701)      (23,097)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...........................    550,222     182,266     311,737     337,191      280,086     1,069,837
   Net asset value of shares issued in reinvestment of
     dividends and distributions.......................     23,913      21,367     101,065      30,894      264,701        23,097
   Net asset value of shares issued in acquisition.....         --          --          --          --           --            --
   Cost of shares redeemed.............................   (394,755)   (202,180)   (256,208)   (144,296)    (548,295)   (1,189,173)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
   Increase (Decrease) in Net Assets from Capital Share
     Transactions......................................    179,380       1,453     156,594     223,789       (3,508)      (96,239)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
     Total Increase (Decrease) in Net Assets...........    193,355      11,238     (14,378)    102,908     (506,642)     (457,026)
NET ASSETS
   Beginning of Year...................................    417,842     406,604     467,362     364,454    1,094,019     1,551,045
                                                         ---------   ---------   ---------   ---------   ----------   -----------
   End of Year.........................................  $ 611,197   $ 417,842   $ 452,984   $ 467,362   $  587,377   $ 1,094,019
                                                         =========   =========   =========   =========   ==========   ===========
SHARES ISSUED AND REDEEMED
   Shares sold.........................................     49,745      17,039      30,162      17,939       20,342        44,133
   Shares issued in reinvestment of dividends and
     distributions.....................................      2,245       2,074       9,498       1,561       21,193           801
   Shares issued in acquisition........................         --          --          --          --           --            --
   Shares redeemed.....................................    (35,617)    (18,900)    (24,189)     (7,875)     (43,448)      (48,297)
                                                         ---------   ---------   ---------   ---------   ----------   -----------
     Net Increase (Decrease) in Shares Outstanding.....     16,372         213      15,471      11,625       (1,913)       (3,363)
                                                         =========   =========   =========   =========   ==========   ===========

--------------------------------------------------------------------------------

(1) Acquired AST American Century International Growth Portfolio II on September 24, 2001.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY   AST AMERICAN CENTURY    AST AMERICAN CENTURY         AST GABELLI              AST MARSICO
  INCOME & GROWTH       STRATEGIC BALANCED     INTERNATIONAL GROWTH       SMALL-CAP VALUE          CAPITAL GROWTH
--------------------   ---------------------   ---------------------   ---------------------   -----------------------
  2001        2000       2001        2000       2001(1)      2000        2001        2000         2001         2000
---------   --------   ---------   ---------   ---------   ---------   ---------   ---------   ----------   ----------
$   3,172   $  3,144   $  4,506    $  5,165    $   2,082   $     (94)  $   2,376   $   2,548   $   (3,455)  $   (1,607)
  (35,766)   (14,120)    (7,551)      2,543     (113,314)      9,231       6,373      21,328     (256,537)      32,307
  (10,255)   (42,563)    (5,844)    (14,733)      39,458     (56,723)     10,895      34,139     (122,915)    (312,436)
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
  (42,849)   (53,539)    (8,889)     (7,025)     (71,774)    (47,586)     19,644      58,015     (382,907)    (281,736)
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
   (3,138)    (2,121)    (3,909)     (3,230)      (1,562)         --      (2,130)     (1,649)          --           --
       --    (22,771)    (5,039)    (12,672)     (23,834)     (6,118)    (21,755)    (14,365)     (32,835)     (45,101)
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
   (3,138)   (24,892)    (8,948)    (15,902)     (25,396)     (6,118)    (23,885)    (16,014)     (32,835)     (45,101)
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
   75,765    273,495     58,731      38,040      639,830     580,172     572,641     209,472      585,800      834,959
    3,138     24,892      8,948      15,902       25,396       6,118      23,885      16,014       32,835       45,101
       --         --         --          --      218,518          --          --          --           --           --
 (146,057)   (92,706)   (56,603)    (30,280)    (600,952)   (354,308)   (387,392)   (195,394)    (721,315)    (506,110)
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
  (67,154)   205,681     11,076      23,662      282,792     231,982     209,134      30,092     (102,680)     373,950
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
 (113,141)   127,250     (6,761)        735      185,622     178,278     204,893      72,093     (518,422)      47,113
  487,880    360,630    217,483     216,748      332,504     154,226     333,586     261,493    1,770,849    1,723,736
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
$ 374,739   $487,880   $210,722    $217,483    $ 518,126   $ 332,504   $ 538,479   $ 333,586   $1,252,427   $1,770,849
=========   ========   ========    ========    =========   =========   =========   =========   ==========   ==========
    6,153     19,207      4,627       2,673       46,136      29,277      44,507      17,815       37,819       41,792
      250      1,883        692       1,176        1,679         260       1,888       1,497        2,031        2,168
       --         --         --          --       20,346          --          --          --           --           --
  (12,219)    (6,663)    (4,496)     (2,144)     (43,885)    (18,110)    (30,827)    (16,636)     (47,469)     (25,796)
---------   --------   --------    --------    ---------   ---------   ---------   ---------   ----------   ----------
   (5,816)    14,427        823       1,705       24,276      11,427      15,568       2,676       (7,619)      18,164
=========   ========   ========    ========    =========   =========   =========   =========   ==========   ==========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                             --------------------------------------------------------------------
                                                                                          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AST SANFORD
                                                              AST COHEN & STEERS      AST GOLDMAN SACHS           BERNSTEIN
                                                                    REALTY             SMALL-CAP VALUE        MANAGED INDEX 500
                                                             ---------------------   --------------------   ---------------------
                                                               2001        2000        2001        2000       2001        2000
                                                             ---------   ---------   ---------   --------   ---------   ---------
FROM OPERATIONS
   Net investment income (loss)............................  $   6,542   $   4,865   $   2,151   $   (159)  $   5,997   $   6,005
   Net realized gain (loss) on investments.................       (845)        285      41,356     10,055     (50,434)     (6,832)
   Net change in unrealized appreciation (depreciation) on
     investments...........................................     (4,640)     15,639     (15,767)    31,979     (29,762)    (69,400)
                                                             ---------   ---------   ---------   --------   ---------   ---------
     Net Increase (Decrease) in Net Assets from
       Operations..........................................      1,057      20,789      27,740     41,875     (74,199)    (70,227)
                                                             ---------   ---------   ---------   --------   ---------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income....     (4,009)     (2,005)         --         --      (6,007)     (3,516)
   Distributions to shareholders from capital gains........         --          --      (7,792)        --      (7,295)    (41,829)
                                                             ---------   ---------   ---------   --------   ---------   ---------
     Total Dividends and Distributions to Shareholders.....     (4,009)     (2,005)     (7,792)        --     (13,302)    (45,345)
                                                             ---------   ---------   ---------   --------   ---------   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...............................    133,140     156,054     404,670    160,131     455,390     540,457
   Net asset value of shares issued in reinvestment of
     dividends and distributions...........................      4,009       2,005       7,792         --      13,302      45,345
   Net asset value of shares issued in acquisition.........         --          --          --         --          --          --
   Cost of shares redeemed.................................   (127,052)   (101,054)   (227,658)   (48,439)   (462,725)   (398,900)
                                                             ---------   ---------   ---------   --------   ---------   ---------
   Increase (Decrease) in Net Assets from Capital Share
     Transactions..........................................     10,097      57,005     184,804    111,692       5,967     186,902
                                                             ---------   ---------   ---------   --------   ---------   ---------
     Total Increase (Decrease) in Net Assets...............      7,145      75,789     204,752    153,567     (81,534)     71,330
NET ASSETS
   Beginning of Year.......................................    132,486      56,697     227,759     74,192     704,897     633,567
                                                             ---------   ---------   ---------   --------   ---------   ---------
   End of Year.............................................  $ 139,631   $ 132,486   $ 432,511   $227,759   $ 623,363   $ 704,897
                                                             =========   =========   =========   ========   =========   =========
SHARES ISSUED AND REDEEMED
   Shares sold.............................................     13,167      17,041      27,376     12,855      39,839      39,173
   Shares issued in reinvestment of dividends and
     distributions.........................................        425         257         529         --       1,120       3,532
   Shares issued in acquisition............................         --          --          --         --          --          --
   Shares redeemed.........................................    (12,803)    (11,062)    (15,751)    (4,027)    (40,807)    (29,241)
                                                             ---------   ---------   ---------   --------   ---------   ---------
     Net Increase (Decrease) in Shares Outstanding.........        789       6,236      12,154      8,828         152      13,464
                                                             =========   =========   =========   ========   =========   =========

--------------------------------------------------------------------------------

(2) Acquired AST Alger Growth Portfolio on February 16, 2001.

-------------------------------------------------------------------------------------------
                                         PORTFOLIO
-------------------------------------------------------------------------------------------
       AST DEAM                                                               AST MFS
   SMALL-CAP GROWTH       AST MFS GLOBAL EQUITY      AST MFS GROWTH      GROWTH WITH INCOME
-----------------------   ---------------------   --------------------   ------------------
   2001         2000        2001        2000       2001(2)      2000       2001      2000
-----------   ---------   ---------   ---------   ----------   -------   --------   -------
$    (4,008)  $  (6,376)  $     10    $     12    $   (1,122)  $    32   $    410   $   125
   (181,720)     56,262     (5,199)       (469)     (346,727)   (6,512)   (17,881)   (1,255)
    (40,694)   (283,328)     1,039      (1,010)      (10,871)     (952)      (251)      419
-----------   ---------   --------    --------    ----------   -------   --------   -------
   (226,422)   (233,442)    (4,150)     (1,467)     (358,720)   (7,432)   (17,722)     (711)
-----------   ---------   --------    --------    ----------   -------   --------   -------
         --          --         --          (6)          (26)       (3)      (124)      (12)
   (118,375)    (49,192)        --          (2)           --        --         --        --
-----------   ---------   --------    --------    ----------   -------   --------   -------
   (118,375)    (49,192)        --          (8)          (26)       (3)      (124)      (12)
-----------   ---------   --------    --------    ----------   -------   --------   -------
  1,263,130     819,996     99,157      47,688       330,351    89,765     93,530    78,348
    118,375      49,192         --           8            26         3        124        12
         --          --         --          --     1,321,985        --         --        --
 (1,291,223)   (636,699)   (68,639)    (17,998)     (401,270)   (5,150)   (44,712)   (8,776)
-----------   ---------   --------    --------    ----------   -------   --------   -------
     90,282     232,489     30,518      29,698     1,251,092    84,618     48,942    69,584
-----------   ---------   --------    --------    ----------   -------   --------   -------
   (254,515)    (50,145)    26,368      28,223       892,346    77,183     31,096    68,861
    791,839     841,984     29,514       1,291        82,051     4,868     77,618     8,757
-----------   ---------   --------    --------    ----------   -------   --------   -------
$   537,324   $ 791,839   $ 55,882    $ 29,514    $  974,397   $82,051   $108,714   $77,618
===========   =========   ========    ========    ==========   =======   ========   =======
    163,217      54,919     10,679       4,457        23,650     7,794      9,953     7,380
     13,529       2,839         --           1             3        --         12         1
         --          --         --          --       132,412        --         --        --
   (167,928)    (44,189)    (7,499)     (1,690)      (47,164)     (457)    (5,108)     (846)
-----------   ---------   --------    --------    ----------   -------   --------   -------
      8,818      13,569      3,180       2,768       108,901     7,337      4,857     6,535
===========   =========   ========    ========    ==========   =======   ========   =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                              -----------------------------------------------------------------
                                                                                          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST FEDERATED
                                                                    AST ALGER              AST JANUS             AGGRESSIVE
                                                                 ALL-CAP GROWTH          MID-CAP GROWTH            GROWTH
                                                              ---------------------   --------------------   ------------------
                                                               2001(3)     2000(4)      2001      2000(5)      2001     2000(6)
                                                              ---------   ---------   ---------   --------   --------   -------
FROM OPERATIONS
   Net investment income (loss).............................  $  (2,842)  $     (99)  $    (445)  $     58   $   (124)  $    3
   Net realized gain (loss) on investments..................   (221,979)    (76,439)    (59,164)    (6,674)    (3,259)     (28)
   Net change in unrealized appreciation (depreciation) on
     investments............................................     79,507     (27,906)     15,881    (20,595)     2,795      (85)
                                                              ---------   ---------   ---------   --------   --------   ------
     Net Increase (Decrease) in Net Assets from
       Operations...........................................   (145,314)   (104,444)    (43,728)   (27,211)      (588)    (110)
                                                              ---------   ---------   ---------   --------   --------   ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income.....         --          --         (58)        --         (3)      --
   Distributions to shareholders from capital gains.........         --          --          --         --         --       --
                                                              ---------   ---------   ---------   --------   --------   ------
     Total Dividends and Distributions to Shareholders......         --          --         (58)        --         (3)      --
                                                              ---------   ---------   ---------   --------   --------   ------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold................................    207,621     423,973     149,965    118,253     75,545    2,395
   Net asset value of shares issued in reinvestment of
     dividends
     and distributions......................................         --          --          58         --          3       --
   Net asset value of shares issued in acquisition..........    870,332          --          --         --         --       --
   Cost of shares redeemed..................................   (394,659)   (114,450)   (100,296)   (25,944)   (27,406)    (347)
                                                              ---------   ---------   ---------   --------   --------   ------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions.........................................    683,294     309,523      49,727     92,309     48,142    2,048
                                                              ---------   ---------   ---------   --------   --------   ------
       Total Increase (Decrease) in Net Assets..............    537,980     205,079       5,941     65,098     47,551    1,938
NET ASSETS
   Beginning of Year........................................    205,079          --      65,098         --      1,938       --
                                                              ---------   ---------   ---------   --------   --------   ------
   End of Year..............................................  $ 743,059   $ 205,079   $  71,039   $ 65,098   $ 49,489   $1,938
                                                              =========   =========   =========   ========   ========   ======
SHARES ISSUED AND REDEEMED
   Shares sold..............................................     34,527      43,563      27,909     12,531     10,166      247
   Shares issued in reinvestment of dividends and
     distributions..........................................         --          --           9         --         --       --
   Shares issued in acquisition.............................    135,289          --          --         --         --       --
   Shares redeemed..........................................    (69,364)    (13,576)    (19,844)    (2,731)    (3,524)     (34)
                                                              ---------   ---------   ---------   --------   --------   ------
     Net Increase (Decrease) in Shares Outstanding..........    100,452      29,987       8,074      9,800      6,642      213
                                                              =========   =========   =========   ========   ========   ======

--------------------------------------------------------------------------------

(3) Acquired AST Alger Mid-Cap Growth Portfolio on February 16, 2001.
(4) Commenced operations on January 3, 2000.
(5) Commenced operations on May 1, 2000.
(6) Commenced operations on October 23, 2000.

See Notes to Financial Statements.

----------------------------------------------------------------------------------
                                    PORTFOLIO
----------------------------------------------------------------------------------
    AST GABELLI           AST JANUS           AST KINETICS       AST LORD ABBETT
   ALL-CAP VALUE       STRATEGIC VALUE          INTERNET          BOND-DEBENTURE
-------------------   ------------------   ------------------   ------------------
2001        2000(6)     2001     2000(6)     2001     2000(6)     2001     2000(6)
---------   -------   --------   -------   --------   -------   --------   -------

$     977   $    39   $    172   $   18    $      5   $    (1)  $  2,416   $    13

   (4,784)      (24)    (4,237)     (16)       (397)      (56)      (839)        5

   (3,382)      104        700      (39)        (23)     (129)    (1,021)       49

---------   -------   --------   ------    --------   -------   --------   -------

   (7,189)      119     (3,365)     (37)       (415)     (186)       556        67

---------   -------   --------   ------    --------   -------   --------   -------

      (39)       --        (18)      --          --        --        (13)       --

      (40)       --         --       --          --        --         (5)       --

---------   -------   --------   ------    --------   -------   --------   -------

      (79)       --        (18)      --          --        --        (18)       --

---------   -------   --------   ------    --------   -------   --------   -------

  264,857    18,333     85,161    6,556      15,335     2,270    100,888     8,228

       79        --         18       --          --        --         18        --

       --        --         --       --          --        --         --        --

 (112,947)   (4,287)   (42,790)    (168)    (12,560)   (1,129)   (45,771)   (1,512)

---------   -------   --------   ------    --------   -------   --------   -------

  151,989    14,046     42,389    6,388       2,775     1,141     55,135     6,716

---------   -------   --------   ------    --------   -------   --------   -------

  144,721    14,165     39,006    6,351       2,360       955     55,673     6,783

   14,165        --      6,351       --         955        --      6,783        --

---------   -------   --------   ------    --------   -------   --------   -------

$ 158,886   $14,165   $ 45,357   $6,351    $  3,315   $   955   $ 62,456   $ 6,783

=========   =======   ========   ======    ========   =======   ========   =======

   25,998     1,840      8,674      662       1,836       241      9,791       819

        8        --          2       --          --        --          2        --

       --        --         --       --          --        --         --        --

  (11,301)     (436)    (4,446)     (17)     (1,559)     (122)    (4,483)     (151)

---------   -------   --------   ------    --------   -------   --------   -------

   14,705     1,404      4,230      645         277       119      5,310       668

=========   =======   ========   ======    ========   =======   ========   =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS)

                                                            ---------------------------------------------------------------------
                                                                                          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                AST SCUDDER        AST ALLIANCE/BERNSTEIN   AST SANFORD BERNSTEIN
                                                                   JAPAN               GROWTH + VALUE            CORE VALUE
                                                            --------------------   ----------------------   ---------------------
                                                              2001      2000(6)           2001(7)                  2001(7)
                                                            --------    --------   ----------------------   ---------------------
FROM OPERATIONS
   Net investment income (loss)...........................  $    (40)   $     (2)         $     39                $    154
   Net realized gain (loss) on investments................    (1,047)       (161)             (371)                   (532)
   Net change in unrealized appreciation (depreciation) on
     investments..........................................    (1,016)       (332)            1,877                   1,175
                                                            --------    --------          --------                --------
     Net Increase (Decrease) in Net Assets from
       Operations.........................................    (2,103)       (495)            1,545                     797
                                                            --------    --------          --------                --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income...        --          (5)               --                      --
   Distributions to shareholders from capital gains.......       (24)         --                --                      --
                                                            --------    --------          --------                --------
     Total Dividends and Distributions to Shareholders....       (24)         (5)               --                      --
                                                            --------    --------          --------                --------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold..............................    57,736      21,256            49,943                  56,021
   Net asset value of shares issued in reinvestment of
     dividends and distributions..........................        24           5                --                      --
   Net asset value of shares issued in acquisition........        --          --                --                      --
   Cost of shares redeemed................................   (54,030)    (17,578)          (17,481)                (12,718)
                                                            --------    --------          --------                --------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions.......................................     3,730       3,683            32,462                  43,303
                                                            --------    --------          --------                --------
       Total Increase (Decrease) in Net Assets............     1,603       3,183            34,007                  44,100
NET ASSETS
   Beginning of Year......................................     3,183          --                --                      --
                                                            --------    --------          --------                --------
   End of Year............................................  $  4,786    $  3,183          $ 34,007                $ 44,100
                                                            ========    ========          ========                ========
SHARES ISSUED AND REDEEMED
   Shares sold............................................     8,903       2,269             5,466                   5,668
   Shares issued in reinvestment of dividends and
     distributions........................................         3           1                --                      --
   Shares issued in acquisition...........................        --          --                --                      --
   Shares redeemed........................................    (8,362)     (1,884)           (1,965)                 (1,320)
                                                            --------    --------          --------                --------
     Net Increase (Decrease) in Shares Outstanding........       544         386             3,501                   4,348
                                                            ========    ========          ========                ========

--------------------------------------------------------------------------------
(6) Commenced operations on October 23, 2000.
(7) Commenced operations on March 1, 2001.

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------
                                                                     INCREASE (DECREASE) FROM
                                                                      INVESTMENT OPERATIONS
                                                              --------------------------------------
                                                  NET ASSET      NET
                                      PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                      ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
            PORTFOLIO              DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
---------------------------------  ------------   ---------   ----------   ------------   ----------
AST Strong                              2001       $22.03       $ 0.08       $ (4.75)      $ (4.67)
  International Equity                  2000        34.23         0.22         (8.09)        (7.87)
                                        1999        22.67         0.05         13.36         13.41
                                        1998        21.29         0.20          3.81          4.01
                                        1997        19.22         0.36          2.96          3.32
AST Alliance                            2001       $21.38       $ 0.12       $ (0.15)      $ (0.03)
  Growth and Income                     2000        23.50         0.19          0.57          0.76
                                        1999        21.68         0.23          3.04          3.27
                                        1998        20.53         0.25          2.23          2.48
                                        1997        17.17         0.24          3.76          4.00
AST JanCap Growth                       2001       $35.08       $ 0.13       $(11.24)      $(11.11)
                                        2000        55.21        (0.06)       (15.55)       (15.61)
                                        1999        37.00         0.05         19.65         19.70
                                        1998        23.15         0.04         15.10         15.14
                                        1997        18.79         0.06          5.16          5.22
AST Money Market                        2001       $ 1.00       $ 0.04       $    --       $  0.04
                                        2000         1.00         0.06            --          0.06
                                        1999         1.00         0.04            --          0.04
                                        1998         1.00         0.05            --          0.05
                                        1997         1.00         0.05            --          0.05
AST Neuberger Berman                    2001       $16.85       $ 0.08       $ (0.60)      $ (0.52)
  Mid-Cap Value                         2000        13.32         0.02          3.60          3.62
                                        1999        13.16         0.10          0.60          0.70
                                        1998        15.15         0.21         (0.52)        (0.31)
                                        1997        12.83         0.32          2.87          3.19
AST AIM Balanced                        2001       $13.30       $ 0.34       $ (1.87)      $ (1.53)
                                        2000        15.24         0.34         (0.89)        (0.55)
                                        1999        14.13         0.32          2.30          2.62
                                        1998        13.64         0.34          1.31          1.65
                                        1997        13.19         0.33          1.85          2.18

---------------------------------  -------------------------------------

                                            LESS DISTRIBUTIONS
                                   -------------------------------------

                                    FROM NET    FROM NET
                                   INVESTMENT   REALIZED       TOTAL
            PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
---------------------------------  ----------   --------   -------------
AST Strong                           $(0.03)     $(2.26)      $(2.29)
  International Equity                (0.07)      (4.26)       (4.33)
                                         --       (1.85)       (1.85)
                                      (0.67)      (1.96)       (2.63)
                                      (0.30)      (0.95)       (1.25)
AST Alliance                         $(0.19)     $(2.46)      $(2.65)
  Growth and Income                   (0.23)      (2.65)       (2.88)
                                      (0.25)      (1.20)       (1.45)
                                      (0.25)      (1.08)       (1.33)
                                      (0.23)      (0.41)       (0.64)
AST JanCap Growth                    $   --      $   --       $   --
                                      (0.07)      (4.45)       (4.52)
                                         --       (1.49)       (1.49)
                                      (0.08)      (1.21)       (1.29)
                                      (0.05)      (0.81)       (0.86)
AST Money Market                     $(0.04)     $   --       $(0.04)
                                      (0.06)         --        (0.06)
                                      (0.04)         --        (0.04)
                                      (0.05)         --        (0.05)
                                      (0.05)         --        (0.05)
AST Neuberger Berman                 $(0.02)     $(0.90)      $(0.92)
  Mid-Cap Value                       (0.04)      (0.05)       (0.09)
                                      (0.24)      (0.30)       (0.54)
                                      (0.36)      (1.32)       (1.68)
                                      (0.36)      (0.51)       (0.87)
AST AIM Balanced                     $(0.31)     $   --       $(0.31)
                                      (0.32)      (1.07)       (1.39)
                                      (0.35)      (1.16)       (1.51)
                                      (0.35)      (0.81)       (1.16)
                                      (0.31)      (1.42)       (1.73)

--------------------------------------------------------------------------------

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $15.07     (22.75%)   $  444,271       162%           1.09%            1.14%               0.45%
      22.03     (26.53%)      637,131        86%           1.16%            1.16%               0.63%
      34.23      64.13%       770,512       159%           1.18%            1.18%               0.18%
      22.67      20.10%       497,461       117%           1.13%            1.13%               0.69%
      21.29      18.15%       412,270       116%           1.15%            1.15%               1.04%
     $18.70      (0.48%)   $1,875,230       103%           0.94%            0.96%               0.74%
      21.38       5.52%     1,595,755       144%           1.05%            1.06%               0.96%
      23.50      16.09%     1,498,306        69%           0.92%            0.94%               1.09%
      21.68      12.48%     1,181,909        78%           0.91%            0.91%               1.32%
      20.53      23.92%       936,986        41%           0.93%            0.93%               1.60%
     $23.97     (31.67%)   $2,452,732        46%           1.04%            1.07%               0.45%
      35.08     (30.97%)    4,262,410        34%           1.00%            1.04%              (0.13%)
      55.21      55.01%     5,923,778        35%           1.00%            1.04%               0.12%
      37.00      68.26%     3,255,658        42%           1.02%            1.04%               0.16%
      23.15      28.66%     1,511,602        94%           1.07%            1.08%               0.24%
     $ 1.00       3.77%    $2,652,093        N/A           0.59%            0.64%               3.60%
       1.00       6.07%     2,244,193        N/A           0.60%            0.65%               5.93%
       1.00       4.60%     2,409,157        N/A           0.60%            0.65%               4.52%
       1.00       5.14%       967,733        N/A           0.60%            0.66%               4.99%
       1.00       5.18%       759,888        N/A           0.60%            0.69%               5.06%
     $15.41      (3.03%)   $1,003,034       221%           1.22%            1.22%               0.55%
      16.85      27.49%       978,649       220%           1.24%            1.24%               0.19%
      13.32       5.67%       664,383       176%           1.13%            1.13%               0.39%
      13.16      (2.33%)      271,968       208%           1.05%            1.05%               1.83%
      15.15      26.42%       201,143        91%           0.90%            0.90%               3.34%
     $11.46     (11.73%)   $  481,159        77%           0.89%            0.95%               2.68%
      13.30      (4.36%)      622,641        60%           0.95%            0.95%               2.70%
      15.24      20.85%       499,571       154%           1.00%            1.00%               2.37%
      14.13      12.86%       409,335       139%           1.00%            1.00%               2.55%
      13.64      18.28%       357,591       170%           1.03%            1.03%               2.81%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS
                                                             --------------------------------------
                                                 NET ASSET      NET
                                     PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO              DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------------  ------------   ---------   ----------   ------------   ----------
AST Federated High Yield              2001        $ 9.71       $ 0.74       $ (0.66)      $  0.08
                                      2000         11.92         1.18         (2.23)        (1.05)
                                      1999         12.65         1.03         (0.77)         0.26
                                      1998         13.11         0.91         (0.57)         0.34
                                      1997         12.13         0.75          0.83          1.58
AST T. Rowe Price                     2001        $18.12       $ 0.41       $ (1.21)      $ (0.80)
  Asset Allocation                    2000         18.86         0.52         (0.63)        (0.11)
                                      1999         17.47         0.44          1.32          1.76
                                      1998         15.13         0.35          2.38          2.73
                                      1997         13.27         0.33          2.03          2.36
AST PIMCO                             2001        $11.60       $ 0.56       $  0.42       $  0.98
  Total Return Bond                   2000         10.99         0.65          0.56          1.21
                                      1999         12.02         0.58         (0.71)        (0.13)
                                      1998         11.72         0.49          0.56          1.05
                                      1997         11.11         0.48          0.58          1.06
AST INVESCO                           2001        $17.59       $ 0.34       $ (1.82)      $ (1.48)
  Equity Income                       2000         18.65         0.38          0.32          0.70
                                      1999         17.50         0.36          1.61          1.97
                                      1998         16.51         0.31          1.81          2.12
                                      1997         13.99         0.31          2.84          3.15
AST PBHG                              2001        $20.30       $(0.07)      $ (1.27)      $ (1.34)
  Small-Cap Growth                    2000         42.61        (0.22)       (18.08)       (18.30)
                                      1999         17.61        (0.03)        25.03         25.00
                                      1998         17.81        (0.08)         0.73          0.65
                                      1997         16.80        (0.05)         1.06          1.01
AST T. Rowe Price                     2001        $ 9.40       $ 0.56       $ (0.31)      $  0.25
  Global Bond                         2000          9.60         0.48         (0.53)        (0.05)
                                      1999         11.46         0.33         (1.25)        (0.92)
                                      1998         10.11         0.52          0.94          1.46
                                      1997         10.90         0.20         (0.57)        (0.37)

--------------------------------  -------------------------------------

                                           LESS DISTRIBUTIONS
                                  -------------------------------------

                                   FROM NET    FROM NET
                                  INVESTMENT   REALIZED       TOTAL
           PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
--------------------------------  ----------   --------   -------------
AST Federated High Yield            $(0.93)     $   --       $(0.93)
                                     (1.16)         --        (1.16)
                                     (0.91)      (0.08)       (0.99)
                                     (0.76)      (0.04)       (0.80)
                                     (0.54)      (0.06)       (0.60)
AST T. Rowe Price                   $(0.52)     $(1.75)      $(2.27)
  Asset Allocation                   (0.45)      (0.18)       (0.63)
                                     (0.36)      (0.01)       (0.37)
                                     (0.33)      (0.06)       (0.39)
                                     (0.26)      (0.24)       (0.50)
AST PIMCO                           $(0.65)     $   --       $(0.65)
  Total Return Bond                  (0.60)         --        (0.60)
                                     (0.52)      (0.38)       (0.90)
                                     (0.51)      (0.24)       (0.75)
                                     (0.45)         --        (0.45)
AST INVESCO                         $(0.36)     $(0.16)      $(0.52)
  Equity Income                      (0.36)      (1.40)       (1.76)
                                     (0.32)      (0.50)       (0.82)
                                     (0.32)      (0.81)       (1.13)
                                     (0.26)      (0.37)       (0.63)
AST PBHG                            $   --      $(3.09)      $(3.09)
  Small-Cap Growth                      --       (4.01)       (4.01)
                                        --          --           --
                                        --       (0.85)       (0.85)
                                        --          --           --
AST T. Rowe Price                   $   --      $   --       $   --
  Global Bond                        (0.15)         --        (0.15)
                                     (0.71)      (0.23)       (0.94)
                                     (0.03)      (0.08)       (0.11)
                                     (0.16)      (0.26)       (0.42)

--------------------------------------------------------------------------------

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $ 8.86       0.14%    $  526,056        48%           0.95%            0.95%              10.22%
       9.71      (9.69%)      497,882        20%           0.96%            0.96%              10.36%
      11.92       2.00%       623,788        39%           0.94%            0.94%               9.09%
      12.65       2.61%       595,680        36%           0.95%            0.95%               8.64%
      13.11      13.59%       434,420        28%           0.98%            0.98%               8.83%
     $15.05      (4.79%)   $  332,791       103%           1.10%            1.10%               2.46%
      18.12      (0.48%)      395,375        43%           1.08%            1.08%               2.64%
      18.86      10.28%       447,542        17%           1.07%            1.07%               2.65%
      17.47      18.36%       344,197         8%           1.09%            1.09%               2.70%
      15.13      18.40%       213,075        10%           1.13%            1.13%               2.95%
     $11.93       8.87%    $1,638,346       343%           0.79%            0.81%               5.02%
      11.60      11.57%     1,258,218       365%           0.82%            0.82%               6.14%
      10.99      (1.09%)    1,005,763       227%           0.82%            0.82%               5.46%
      12.02       9.46%       896,497       231%           0.83%            0.83%               5.24%
      11.72       9.87%       572,100       320%           0.86%            0.86%               5.56%
     $15.59      (8.59%)   $1,029,069        26%           0.91%            0.92%               2.17%
      17.59       4.74%     1,173,070        55%           0.94%            0.95%               2.25%
      18.65      11.74%     1,048,064        76%           0.93%            0.93%               2.10%
      17.50      13.34%       831,482        67%           0.93%            0.93%               2.17%
      16.51      23.33%       602,105        73%           0.95%            0.95%               2.54%
     $15.87      (6.47%)   $  494,900       136%           1.16%            1.16%              (0.51%)
      20.30     (48.16%)      592,038        85%           1.07%            1.07%              (0.54%)
      42.61     141.96%     1,443,211       116%           1.08%            1.08%              (0.46%)
      17.61       3.49%       285,847       100%           1.12%            1.12%              (0.53%)
      17.81       6.01%       278,258        77%           1.13%            1.13%              (0.32%)
     $ 9.65       2.66%    $  108,014       187%           0.87%            1.08%               4.83%
       9.40      (0.45%)      122,200       171%           1.12%            1.12%               4.35%
       9.60      (8.33%)      138,144       106%           1.11%            1.11%               3.51%
      11.46      14.72%       147,973       136%           1.11%            1.11%               4.78%
      10.11      (3.42%)      130,408       173%           1.11%            1.11%               4.73%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS
                                                             --------------------------------------
                                                 NET ASSET      NET
                                     PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO              DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------------  ------------   ---------   ----------   ------------   ----------
AST Neuberger Berman                  2001        $21.63       $(0.06)       $(5.02)       $(5.08)
  Mid-Cap Growth                      2000         24.03        (0.04)        (1.74)        (1.78)
                                      1999         17.26        (0.11)         8.21          8.10
                                      1998         16.61        (0.05)         3.31          3.26
                                      1997         14.39         0.01          2.36          2.37
AST Founders Passport                 2001        $14.91       $(0.01)       $(4.80)       $(4.81)
                                      2000         24.63        (0.07)        (5.10)        (5.17)
                                      1999         13.04        (0.07)        11.72         11.65
                                      1998         11.78         0.05          1.24          1.29
                                      1997         11.63         0.03          0.21          0.24
AST T. Rowe Price                     2001        $16.50       $ 0.15        $(0.04)       $ 0.11
  Natural Resources                   2000         13.16         0.17          3.31          3.48
                                      1999         11.97         0.14          2.67          2.81
                                      1998         14.57         0.19         (1.78)        (1.59)
                                      1997         14.47         0.14          0.35          0.49
AST PIMCO                             2001        $11.07       $ 0.50        $ 0.36        $ 0.86
  Limited Maturity Bond               2000         10.84         0.68          0.17          0.85
                                      1999         11.08         0.59         (0.22)         0.37
                                      1998         11.02         0.56          0.03          0.59
                                      1997         10.81         0.55          0.22          0.77
AST Alliance Growth                   2001        $15.15       $(0.02)       $(1.93)       $(1.95)
                                      2000         18.95           --         (2.24)        (2.24)
                                      1999         16.07        (0.07)         4.85          4.78
                                      1998         12.62        (0.10)         3.55          3.45
                                      1997         10.99        (0.05)         1.68          1.63
AST Janus                             2001        $18.72       $ 0.12        $(3.73)       $(3.61)
  Overseas Growth                     2000         25.10        (0.04)        (6.03)        (6.07)
                                      1999         13.74        (0.03)        11.39         11.36
                                      1998         11.87         0.04          1.88          1.92
                                      1997(1)      10.00         0.02          1.85          1.87
AST American Century                  2001        $13.02       $ 0.10        $(1.19)       $(1.09)
  Income & Growth                     2000         15.65         0.07         (1.74)        (1.67)
                                      1999         13.47         0.09          2.84          2.93
                                      1998         12.23         0.11          1.38          1.49
                                      1997(1)      10.00         0.07          2.16          2.23
AST American Century                  2001        $13.70       $ 0.27        $(0.78)       $(0.51)
  Strategic Balanced                  2000         15.30         0.32         (0.81)        (0.49)
                                      1999         13.66         0.20          1.56          1.76
                                      1998         11.34         0.11          2.29          2.40
                                      1997(1)      10.00         0.11          1.23          1.34

--------------------------------  -------------------------------------

                                           LESS DISTRIBUTIONS
                                  -------------------------------------

                                   FROM NET    FROM NET
                                  INVESTMENT   REALIZED       TOTAL
           PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
--------------------------------  ----------   --------   -------------
AST Neuberger Berman                $   --      $(2.90)      $(2.90)
  Mid-Cap Growth                        --       (0.62)       (0.62)
                                        --       (1.33)       (1.33)
                                     (0.01)      (2.60)       (2.61)
                                     (0.02)      (0.13)       (0.15)
AST Founders Passport               $   --      $   --       $   --
                                        --       (4.55)       (4.55)
                                     (0.03)      (0.03)       (0.06)
                                     (0.03)         --        (0.03)
                                     (0.08)      (0.01)       (0.09)
AST T. Rowe Price                   $(0.20)     $(1.29)      $(1.49)
  Natural Resources                  (0.14)         --        (0.14)
                                     (0.18)      (1.44)       (1.62)
                                     (0.14)      (0.87)       (1.01)
                                     (0.07)      (0.32)       (0.39)
AST PIMCO                           $(0.63)     $   --       $(0.63)
  Limited Maturity Bond              (0.62)         --        (0.62)
                                     (0.61)         --        (0.61)
                                     (0.53)         --        (0.53)
                                     (0.56)         --        (0.56)
AST Alliance Growth                 $   --      $(3.42)      $(3.42)
                                        --       (1.56)       (1.56)
                                        --       (1.90)       (1.90)
                                        --          --           --
                                        --          --           --
AST Janus                           $(0.82)     $(3.90)      $(4.72)
  Overseas Growth                    (0.13)      (0.18)       (0.31)
                                        --          --           --
                                     (0.05)         --        (0.05)
                                        --          --           --
AST American Century                $(0.09)     $   --       $(0.09)
  Income & Growth                    (0.08)      (0.88)       (0.96)
                                     (0.11)      (0.64)       (0.75)
                                     (0.07)      (0.18)       (0.25)
                                        --          --           --
AST American Century                $(0.25)     $(0.32)      $(0.57)
  Strategic Balanced                 (0.23)      (0.88)       (1.11)
                                     (0.12)         --        (0.12)
                                     (0.08)         --        (0.08)
                                        --          --           --

--------------------------------------------------------------------------------

(1) Commenced operations on January 2, 1997.

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                                                           TO AVERAGE NET ASSETS*
                         SUPPLEMENTAL DATA            --------------------------------
    NET ASSET   -----------------------------------   AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $13.65     (25.79%)   $  518,580       117%          1.12%             1.12%             (0.60%)
      21.63      (8.07%)      719,405       121%          1.09%             1.09%             (0.55%)
      24.03      51.37%       394,325       148%          1.13%             1.13%             (0.71%)
      17.26      20.65%       261,792       228%          1.07%             1.07%             (0.34%)
      16.61      16.68%       185,050       305%          0.99%             0.99%              0.07%
     $10.10     (32.21%)   $  154,991       712%          1.66%             1.60%             (0.07%)
      14.91     (30.28%)      276,037       514%          1.34%             1.38%             (0.44%)
      24.63      89.71%       217,397       309%          1.29%             1.29%             (0.54%)
      13.04      10.92%       119,997        46%          1.30%             1.30%              0.32%
      11.78       2.03%       117,938        73%          1.35%             1.35%              0.43%
     $15.12       0.70%    $  135,550        36%          1.08%             1.11%              0.85%
      16.50      26.79%       134,644        96%          1.14%             1.20%              1.13%
      13.16      28.11%       102,225        72%          1.16%             1.16%              1.11%
      11.97     (11.83%)       74,126        55%          1.16%             1.16%              1.14%
      14.57       3.39%       111,954        44%          1.16%             1.16%              0.98%
     $11.30       7.97%    $  611,197       445%          0.83%             0.83%              5.10%
      11.07       8.43%       417,842       171%          0.87%             0.87%              6.14%
      10.84       3.37%       406,604       178%          0.86%             0.86%              5.51%
      11.08       5.72%       349,707       263%          0.86%             0.86%              5.70%
      11.02       7.46%       288,642        54%          0.88%             0.88%              5.71%
     $ 9.78     (14.72%)   $  452,984       106%          1.13%             1.13%             (0.22%)
      15.15     (13.74%)      467,362       135%          1.16%             1.16%             (0.46%)
      18.95      33.91%       364,454       316%          1.11%             1.11%             (0.50%)
      16.07      27.34%       300,924       252%          1.22%             1.22%             (0.70%)
      12.62      14.83%       235,648       219%          1.23%             1.23%             (0.59%)
     $10.39     (23.55%)   $  587,377        74%          1.24%             1.24%              0.64%
      18.72     (24.62%)    1,094,019        75%          1.18%             1.19%             (0.02%)
      25.10      82.68%     1,551,045        76%          1.23%             1.23%             (0.18%)
      13.74      16.22%       607,206        97%          1.27%             1.27%              0.32%
      11.87      18.70%       255,705        94%          1.35%             1.35%              0.36%
     $11.84      (8.44%)   $  374,739        55%          0.94%             0.94%              0.76%
      13.02     (10.77%)      487,880        61%          0.94%             0.94%              0.68%
      15.65      22.98%       360,630       125%          0.98%             0.98%              0.86%
      13.47      12.27%       189,871        87%          1.00%             1.00%              1.05%
      12.23      22.30%       117,438        81%          1.23%             1.23%              1.24%
     $12.62      (3.80%)   $  210,722       124%          1.08%             1.08%              2.19%
      13.70      (3.11%)      217,483       125%          1.10%             1.10%              2.33%
      15.30      12.97%       216,748       104%          1.10%             1.10%              1.93%
      13.66      21.29%        91,043        95%          1.16%             1.13%              1.68%
      11.34      13.40%        28,947        76%          1.25%             1.35%              2.02%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS
                                                             --------------------------------------
                                                 NET ASSET      NET
                                     PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO              DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------------  ------------   ---------   ----------   ------------   ----------
AST American Century                  2001        $18.16       $ 0.13        $(4.83)       $(4.70)
  International Growth(10)            2000         22.40         0.03         (3.45)        (3.42)
                                      1999         13.66        (0.04)         8.88          8.84
                                      1998         11.52         0.03          2.12          2.15
                                      1997(1)      10.00        (0.03)         1.55          1.52
AST Gabelli                           2001        $13.02       $ 0.04        $ 0.84        $ 0.88
  Small-Cap Value                     2000         11.39         0.10          2.23          2.33
                                      1999         11.44         0.08         (0.03)         0.05
                                      1998         12.88         0.09         (1.42)        (1.33)
                                      1997(1)      10.00         0.06          2.82          2.88
AST Marsico                           2001        $18.10       $(0.04)       $(3.84)       $(3.88)
  Capital Growth                      2000         21.63        (0.01)        (3.00)        (3.01)
                                      1999         14.20        (0.03)         7.48          7.45
                                      1998         10.03           --          4.17          4.17
                                      1997(2)      10.00         0.01          0.02          0.03
AST Cohen & Steers Realty             2001        $10.18       $ 0.50        $(0.23)       $ 0.27
                                      2000          8.36         0.32          1.78          2.10
                                      1999          8.41         0.33         (0.15)         0.18
                                      1998(3)      10.00         0.28         (1.87)        (1.59)
AST Goldman Sachs                     2001        $14.55       $ 0.08        $ 1.34        $ 1.42
  Small-Cap Value                     2000         10.87         0.01          3.67          3.68
                                      1999          9.99        (0.03)         0.91          0.88
                                      1998(3)      10.00        (0.01)           --         (0.01)
AST Sanford Bernstein                 2001        $12.63       $ 0.11        $(1.36)       $(1.25)
  Managed Index 500                   2000         14.96         0.10         (1.40)        (1.30)
                                      1999         12.78         0.08          2.56          2.64
                                      1998(3)      10.00         0.06          2.72          2.78
AST DeAM                              2001        $11.72       $(0.05)       $(2.95)       $(3.00)
  Small-Cap Growth                    2000         15.59        (0.08)        (2.90)        (2.98)
                                      1999(4)      10.00        (0.05)         5.64          5.59
AST MFS                               2001        $10.23       $   --        $(1.02)       $(1.02)
  Global Equity                       2000         11.03         0.01         (0.79)        (0.78)
                                      1999(5)      10.00         0.01          1.02          1.03
AST MFS                               2001        $10.56       $(0.01)       $(2.28)       $(2.29)
  Growth(11)                          2000         11.30         0.01         (0.75)        (0.74)
                                      1999(5)      10.00         0.01          1.29          1.30

--------------------------------  -------------------------------------

                                           LESS DISTRIBUTIONS
                                  -------------------------------------

                                   FROM NET    FROM NET
                                  INVESTMENT   REALIZED       TOTAL
           PORTFOLIO                INCOME      GAINS     DISTRIBUTIONS
--------------------------------  ----------   --------   -------------
AST American Century                $(0.08)     $(1.21)      $(1.29)
  International Growth(10)              --       (0.82)       (0.82)
                                        --       (0.10)       (0.10)
                                     (0.01)         --        (0.01)
                                        --          --           --
AST Gabelli                         $(0.07)     $(0.76)      $(0.83)
  Small-Cap Value                    (0.07)      (0.63)       (0.70)
                                     (0.10)         --        (0.10)
                                     (0.05)      (0.06)       (0.11)
                                        --          --           --
AST Marsico                         $   --      $(0.34)      $(0.34)
  Capital Growth                        --       (0.52)       (0.52)
                                     (0.01)      (0.01)       (0.02)
                                        --          --           --
                                        --          --           --
AST Cohen & Steers Realty           $(0.34)     $   --       $(0.34)
                                     (0.28)         --        (0.28)
                                     (0.23)         --        (0.23)
                                        --          --           --
AST Goldman Sachs                   $   --      $(0.42)      $(0.42)
  Small-Cap Value                       --          --           --
                                        --          --           --
                                        --          --           --
AST Sanford Bernstein               $(0.11)     $(0.13)      $(0.24)
  Managed Index 500                  (0.08)      (0.95)       (1.03)
                                     (0.06)      (0.40)       (0.46)
                                        --          --           --
AST DeAM                            $   --      $(1.69)      $(1.69)
  Small-Cap Growth                      --       (0.89)       (0.89)
                                        --          --           --
AST MFS                             $   --      $   --       $   --
  Global Equity                      (0.01)      (0.01)       (0.02)
                                        --          --           --
AST MFS                             $   --      $   --       $   --
  Growth(11)                            --          --           --
                                        --          --           --

--------------------------------------------------------------------------------

 (1) Commenced operations on January 2, 1997.

 (2) Commenced operations on December 22, 1997.

 (3) Commenced operations on January 2, 1998.

 (4) Commenced operations on January 4, 1999.

 (5) Commenced operations on October 18, 1999.

(10) Acquired AST American Century International Growth II on September 24,
     2001.

(11) Acquired AST Alger Growth on February 16, 2001.

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $12.17     (27.27%)   $  518,126       176%          1.28%             1.28%              0.56%
      18.16     (16.10%)      332,504       126%          1.27%             1.27%             (0.04%)
      22.40      65.20%       154,226       112%          1.50%             1.50%             (0.32%)
      13.66      18.68%        77,733       220%          1.65%             1.65%              0.10%
      11.52      15.10%        33,125       171%          1.75%             1.75%             (0.58%)
     $13.07       6.98%    $  538,479        59%          1.08%             1.08%              0.54%
      13.02      21.86%       333,586        88%          1.12%             1.12%              0.87%
      11.39       0.58%       261,493        26%          1.11%             1.11%              0.64%
      11.44     (10.53%)      304,072        10%          1.11%             1.11%              0.93%
      12.88      28.80%       199,896         7%          1.16%             1.16%              1.20%
     $13.88     (21.71%)   $1,252,427       111%          1.06%             1.08%             (0.25%)
      18.10     (14.25%)    1,770,849       118%          1.04%             1.06%             (0.09%)
      21.63      52.58%     1,723,736       115%          1.08%             1.08%             (0.25%)
      14.20      41.59%       594,966       213%          1.11%             1.11%              0.16%
      10.03       0.30%         7,299         --          1.00%             1.00%              3.62%
     $10.11       2.85%    $  139,631        59%          1.21%             1.21%              5.01%
      10.18      26.19%       132,486        59%          1.28%             1.28%              5.21%
       8.36       2.26%        56,697        51%          1.27%             1.27%              4.95%
       8.41     (16.00%)       33,025        18%          1.30%             1.30%              5.02%
     $15.55       9.91%    $  432,511       159%          1.18%             1.18%              0.69%
      14.55      33.85%       227,759        67%          1.15%             1.15%             (0.13%)
      10.87       8.81%        74,192        85%          1.24%             1.24%             (0.36%)
       9.99      (0.10%)       41,788        58%          1.31%             1.31%             (0.21%)
     $11.14     (10.01%)   $  623,363        54%          0.77%             0.78%              0.95%
      12.63      (8.82%)      704,897        84%          0.78%             0.78%              0.84%
      14.96      21.23%       633,567       101%          0.79%             0.77%              0.74%
      12.78      27.90%       289,551       162%          0.80%             0.86%              1.07%
     $ 7.03     (28.43%)   $  537,324       196%          1.16%             1.17%             (0.64%)
      11.72     (20.95%)      791,839       136%          1.11%             1.13%             (0.67%)
      15.59      55.90%       841,984       133%          1.14%             1.14%             (0.67%)
     $ 9.21      (9.97%)   $   55,882        89%          1.50%             1.40%              0.02%
      10.23      (7.19%)       29,514       100%          1.56%             1.87%              0.08%
      11.03      10.40%         1,291       142%          1.75%             2.11%              0.75%
     $ 8.27     (21.68%)   $  974,397       210%          1.11%             1.11%             (0.12%)
      10.56      (6.53%)       82,051       243%          1.24%             1.24%              0.08%
      11.30      13.00%         4,868        60%          1.35%             1.35%              0.76%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------
                                                                    INCREASE (DECREASE) FROM
                                                                     INVESTMENT OPERATIONS
                                                             --------------------------------------
                                                 NET ASSET      NET
                                     PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                     ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
          PORTFOLIO               DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
------------------------------    ------------   ---------   ----------   ------------   ----------
AST MFS Growth with Income             2001       $10.53       $ 0.03        $(1.66)       $(1.63)
                                       2000        10.52         0.03         (0.01)         0.02
                                       1999(5)     10.00         0.01          0.51          0.52
AST Alger All-Cap Growth(12)           2001       $ 6.84       $(0.02)       $(1.12)       $(1.14)
                                       2000(6)     10.00           --         (3.16)        (3.16)
AST Janus Mid-Cap Growth               2001       $ 6.64       $(0.03)       $(2.64)       $(2.67)
                                       2000(7)     10.00         0.01         (3.37)        (3.36)
AST Federated Aggressive
  Growth                               2001       $ 9.10       $(0.03)       $(1.85)       $(1.88)
                                       2000(8)     10.00         0.01         (0.91)        (0.90)
AST Gabelli All-Cap Value              2001       $10.09       $ 0.04        $(0.25)       $(0.21)
                                       2000(8)     10.00         0.03          0.06          0.09
AST Janus Strategic Value              2001       $ 9.85       $ 0.01        $(0.55)       $(0.54)
                                       2000(8)     10.00         0.03         (0.18)        (0.15)
AST Kinetics Internet                  2001       $ 8.03       $ 0.01        $ 0.33        $ 0.34
                                       2000(8)     10.00        (0.01)        (1.96)        (1.97)
AST Lord Abbett Bond-
  Debenture                            2001       $10.15       $ 0.39        $(0.08)       $ 0.31
                                       2000(8)     10.00         0.02          0.13          0.15
AST Scudder Japan                      2001       $ 8.27       $(0.04)       $(3.04)       $(3.08)
                                       2000(8)     10.00        (0.01)        (1.71)        (1.72)
AST Alliance/Bernstein Growth
  + Value                              2001(9)    $10.00       $ 0.01        $(0.30)       $(0.29)
AST Sanford Bernstein Core
  Value                                2001(9)    $10.00       $ 0.04        $ 0.10        $ 0.14

------------------------------  -------------------------------------

                                         LESS DISTRIBUTIONS
                                -------------------------------------

                                 FROM NET    FROM NET
                                INVESTMENT   REALIZED       TOTAL
          PORTFOLIO               INCOME      GAINS     DISTRIBUTIONS
------------------------------  ----------   --------   -------------
AST MFS Growth with Income        $(0.01)     $   --       $(0.01)
                                   (0.01)         --        (0.01)
                                      --          --           --
AST Alger All-Cap Growth(12)      $   --      $   --       $   --
                                      --          --           --
AST Janus Mid-Cap Growth          $   --      $   --       $   --
                                      --          --           --
AST Federated Aggressive
  Growth                          $   --      $   --       $   --
                                      --          --           --
AST Gabelli All-Cap Value         $(0.01)     $(0.01)      $(0.02)
                                      --          --           --
AST Janus Strategic Value         $(0.01)     $   --       $(0.01)
                                      --          --           --
AST Kinetics Internet             $   --      $   --       $   --
                                      --          --           --
AST Lord Abbett Bond-
  Debenture                       $(0.01)     $   --       $(0.01)
                                      --          --           --
AST Scudder Japan                 $   --      $(0.04)      $(0.04)
                                   (0.01)         --        (0.01)
AST Alliance/Bernstein Growth
  + Value                         $   --      $   --       $   --
AST Sanford Bernstein Core
  Value                           $   --      $   --       $   --

--------------------------------------------------------------------------------

 (1) Annualized.

 (5) Commenced operations on October 18, 1999.

 (6) Commenced operations on January 3, 2000.

 (7) Commenced operations on May 1, 2000.

 (8) Commenced operations on October 23, 2000.

 (9) Commenced operations on May 1, 2001.

(12) Acquired AST Alger Mid-Cap Growth on February 16, 2001.

 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

 -----------------------------------------------------------------------------------------------------
                                                         RATIOS OF EXPENSES
                     SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
             ----------------------------------   --------------------------------
 NET ASSET                                        AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
   VALUE              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
    END      TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
 OF PERIOD   RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
 ---------   ------   -------------   ---------   --------------   ---------------   -----------------
  $ 8.89     (15.46%)   $108,714         99%           1.11%            1.11%               0.42%
   10.53       0.19%      77,618         62%           1.23%            1.26%               0.34%
   10.52       5.20%       8,757          6%           1.23%            1.23%               1.45%
  $ 5.70     (16.67%)   $743,059        150%           1.20%            1.20%              (0.37%)
    6.84     (31.60%)    205,079        123%           1.24%            1.24%              (0.05%)
  $ 3.97     (40.17%)   $ 71,039        203%           1.34%            1.34%              (0.63%)
    6.64     (33.60%)     65,098         55%           1.28%            1.28%               0.18%
  $ 7.22     (20.61%)   $ 49,489        244%           1.35%            1.78%              (0.84%)
    9.10      (9.00%)      1,938         49%           1.35%            7.22%               2.67%
  $ 9.86      (2.18%)   $158,886         68%           1.20%            1.20%               0.89%
   10.09       0.90%      14,165         31%           1.45%            1.59%               2.71%
  $ 9.30      (5.53%)   $ 45,357        134%           1.35%            1.35%               0.51%
    9.85      (1.50%)      6,351          1%           1.35%            2.41%               3.39%
  $ 8.37       4.36%    $  3,315        106%           1.40%            2.23%               0.14%
    8.03     (19.70%)        955         14%           1.40%            5.34%              (0.67%)
  $10.45       3.04%    $ 62,456        102%           1.10%            1.10%               7.23%
   10.15       1.50%       6,783          9%           1.20%            3.07%               4.39%
  $ 5.15     (37.43%)   $  4,786         90%           1.75%            2.72%              (0.71%)
    8.27     (17.26%)      3,183         89%           1.75%            2.78%              (0.26%)
  $ 9.71      (2.80%)   $ 34,007         95%           1.35%            1.45%               0.46%
  $10.14       1.40%    $ 44,100         25%           1.15%            1.15%               1.36%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2001, issued 40 classes of shares of beneficial interest: AST Strong International Equity Portfolio ("International Equity") (formerly, AST AIM International Equity Portfolio), AST Alliance Growth and Income Portfolio ("Growth and Income"), AST JanCap Growth Portfolio ("JanCap Growth"), AST Money Market Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced"), AST Federated High Yield Portfolio ("High Yield"), AST
T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST PBHG Small-Cap Growth Portfolio ("PBHG Small-Cap Growth") (formerly, AST Janus Small-Cap Growth Portfolio), AST T. Rowe Price Global Bond Portfolio ("Global Bond"), AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Mid-Cap Growth"), AST Founders Passport Portfolio ("Passport"), AST
T. Rowe Price Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Alliance Growth Portfolio ("Alliance Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income & Growth Portfolio ("Income & Growth"), AST American Century Strategic Balanced Portfolio ("Strategic Balanced"), AST American Century International Growth Portfolio ("International Growth"), AST Gabelli Small-Cap Value Portfolio ("Gabelli Small-Cap Value"), AST Marsico Capital Growth Portfolio ("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Goldman Sachs Small-Cap Value Portfolio ("Goldman Sachs Small-Cap Value") (formerly, AST Lord Abbett Small Cap Value Portfolio), AST Sanford Bernstein Managed Index 500 Portfolio ("Managed Index 500") AST DeAM Small-Cap Growth Portfolio ("DeAM Small-Cap Growth") (formerly, AST Kemper Small-Cap Growth Portfolio), AST MFS Global Equity Portfolio ("Global Equity"), AST MFS Growth Portfolio ("MFS Growth"), AST MFS Growth with Income Portfolio ("Growth with Income"), AST Alger All-Cap Growth Portfolio ("All-Cap Growth"), AST Janus Mid-Cap Growth Portfolio ("Janus Mid-Cap Growth"), AST Federated Aggressive Growth Portfolio("Aggressive Growth"), AST Gabelli All-Cap Value Portfolio ("All-Cap Value"), AST Janus Strategic Value Portfolio ("Strategic Value"), AST Kinetics Internet Portfolio ("Internet"), AST Lord Abett Bond-Debenture Portfolio ("Bond-Debenture"), AST Scudder Japan Portfolio ("Japan"), AST Alliance/Bernstein Growth + Value Portfolio ("Growth + Value") and AST Sanford Bernstein Core Value Portfolio ("Core Value") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles in the United States of America, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At December 31, 2001, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

--------------------------------------------------------------------------------

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a

--------------------------------------------------------------------------------

"notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash.

The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust, a portfolio of money market securities advised by BlackRock Capital Management, Inc., or directly in high quality, short-term instruments with a maturity date not to

--------------------------------------------------------------------------------

exceed 397 days. At December 31, 2001, the market value of the invested collateral and market value of securities on loan are summarized as follow:

                                    INSTITUTIONAL    FLOATING RATE                   TOTAL MARKET    MARKET VALUE
                                    MONEY MARKET       NOTES AND          TIME           VALUE       OF SECURITIES
PORTFOLIO                               TRUST       COMMERCIAL PAPER    DEPOSITS     OF COLLATERAL      ON LOAN
---------                           -------------   ----------------   -----------   -------------   -------------
Growth and Income.................  $280,020,419      $97,406,666      $19,807,249   $397,234,334    $381,482,667
JanCap Growth.....................   309,654,021       17,376,804        3,855,108    330,885,933     314,289,217
Mid-Cap Value.....................   102,788,822       46,217,249       13,316,202    162,322,273     156,891,849
Balanced..........................    56,834,115       21,708,465        5,634,137     84,176,717      80,821,647
Asset Allocation..................    46,771,562        7,735,424        1,096,474     55,603,460      53,160,837
Equity Income.....................   122,421,140       36,452,976        5,667,950    164,542,066     156,964,736
PBHG Small-Cap Growth.............    97,514,130       20,851,344        2,776,560    121,142,034     114,744,711
Neuberger Mid-Cap Growth..........   129,844,648       45,177,800        4,204,413    179,226,861     169,755,299
Natural Resources.................    11,060,429       10,731,766        2,820,511     24,612,706      23,574,482
Alliance Growth...................    87,533,175       13,813,998        1,731,307    103,078,480      99,356,930
Income & Growth...................    52,261,325       18,378,940        4,256,776     74,897,041      71,817,672
Strategic Balanced................    38,224,177        4,532,716        2,525,879     45,282,772      43,344,220
Gabelli Small-Cap Value...........    46,180,608       12,270,866        1,194,933     59,646,407      52,114,565
Capital Growth....................   237,526,316       35,284,403        2,891,085    275,701,804     266,464,144
Realty............................    19,730,407        8,303,572          927,061     28,961,040      27,977,827
Goldman Sachs Small-Cap Value.....    39,511,158       12,701,880        1,468,987     53,682,025      52,515,401
Managed Index 500.................    50,954,542       39,139,374        3,716,705     93,810,621      88,275,634
DeAM Small-Cap Growth.............    29,623,187        5,419,778          853,941     35,896,906      33,624,685
MFS Growth........................   182,284,845       77,682,442        8,452,453    268,419,740     257,790,720
Growth with Income................    27,333,661        5,982,529        3,839,462     37,155,652      35,576,752
All-Cap Growth....................   191,322,725       58,844,595        5,466,161    255,633,481     244,247,879
Janus Mid-Cap Growth..............    16,589,090        8,881,800          809,502     26,280,392      25,031,548
All-Cap Value.....................    35,073,525       12,300,549        3,479,813     50,853,887      47,498,697
Strategic Value...................     8,357,418        1,231,968          124,889      9,714,275       9,368,808
Internet..........................       296,578           24,484            4,784        325,846         269,445
Bond-Debenture....................     3,968,376               --           33,024      4,001,400       3,864,561
Growth + Value....................    13,264,774        2,236,594        1,011,997     16,513,365      15,854,090
Core Value........................    11,567,229        2,087,978          366,777     14,021,984      13,459,304

As of December 31, 2001, the yield for Institutional Money Market Trust was 2.21%; maturity dates for floating rate notes and commercial paper ranged from 2/6/02 to 11/14/02 with yields ranging from 2.07% to 5.70%; and the maturity date for time deposits was 1/2/02 with yields ranging from 1.125% to 2.50%.

--------------------------------------------------------------------------------

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Strong Capital Management, Inc. for International Equity; Alliance Capital Management L.P. for Growth and Income and Alliance Growth; Janus Capital Corporation for JanCap Growth, Overseas Growth, Janus Mid-Cap Growth and Strategic Value; Wells Fargo Management, Inc. for Money Market; Neuberger Berman Management, Inc. for Mid-Cap Value and Neuberger Mid-Cap Growth; AIM Capital Management, Inc. for Balanced; Federated Investment Counseling for High Yield and Aggressive Growth; T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Pilgrim Baxter & Associates, Ltd.. For PBHG Small-Cap Growth; T. Rowe Price International, Inc. for Global Bond; Founders Asset Management, Inc. for Passport; American Century Investment Management, Inc. for Income & Growth, Strategic Balanced and International Growth; GAMCO Investors, Inc. for Gabelli Small-Cap Value and All-Cap Value; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Goldman Sachs Asset Management Inc. for Goldman Sachs Small-Cap Value; Sanford C. Bernstein & Co., LLC for Managed Index 500 and Core Value; Deutsche Asset Management, Inc. for DeAM Small-Cap Growth; Massachusetts Financial Services Company for Global Equity, MFS Growth, and Growth with Income; Fred Alger Management, Inc. for All-Cap Growth; Kinetics Asset Management, Inc. for Internet; and Lord Abbett & Co. for Bond-Debenture; Zurich Scudder Investments, Inc. for Japan; Alliance Capital Management, L.P. and Sanford C. Bernstein & Co., Inc. co-manager Growth + Value.

--------------------------------------------------------------------------------

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 0.75%, 0.90%, 0.50%, 0.90%, 0.75%, 0.75%, 0.85%, 0.65%,
0.75%, 0.90%, 0.80%, 0.90%, 1.00%, 0.90%, 0.65%, 0.90%, 1.00%, 0.75%, 0.85%,
1.00%, 0.90%, 0.90%, 1.00%, 0.95%, 0.60%, 0.95%, 1.00%, 0.90%, 0.90%, 0.95%,
1.00%, 0.95%, 0.95%, 1.00%, 1.00%, 0.80%, 1.00%, 0.90% and 0.75% of the average daily net assets of the International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, PBHG Small-Cap Growth, Global Bond, Neuberger Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Alliance Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Gabelli Small-Cap Value, Capital Growth, Realty, Goldman Sachs Small-Cap Value, Managed Index 500, DeAM Small-Cap Growth, Global Equity, MFS Growth, Growth with Income, All-Cap Growth, Janus Mid-Cap Growth, Aggressive Growth, All-Cap Value, Strategic Value, Internet, Bond-Debenture, Japan, Growth + Value, and Core Value, respectively. The fees for International Equity are at the rate of 0.85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Neuberger Mid-Cap Growth, and Alliance Growth are at the rate of 0.85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of 0.70% for average daily net assets in excess of $300 million, and for DeAM Small-Cap Growth are at the rate of 0.90% for average daily net assets in excess of $1 billion. During the period ended December 31, 2001, the Investment Manager voluntarily waived 0.05% from its fee for the Money Market Portfolio and 0.05% from its fee on average daily net assets in excess of $1 billion for the JanCap Growth, Growth and Income, and Capital Growth Portfolios. From March 31, 2001 to December 31, 2001, the Investment Manager voluntarily waived 0.05% from its fee on average daily net assets in excess of $1 billion for the Total Return Bond, Equity Income, PBHG Small-Cap Growth, and Overseas Growth Portfolios. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Portfolios.

On May 1, 2001, Goldman Sachs Assets Management, Inc. became the Sub-advisor to AST Goldman Sachs Small-Cap Value Portfolio (formerly AST Lord Abbett Small Cap Value Portfolio, sub-advised by Lord Abbett & Co., LLC) and AST Kemper Small-Cap Growth Portfolio Changed its name to AST Scudder Small-Cap Growth Portfolio. On September 17, 2001, Pilgrim Baxter & Associates, Ltd. Became the Sub-advisor to PBHG Small-Cap Growth Portfolio (formerly AST Janus Small-Cap Growth Portfolio, sub-advised by Janus Capital Corporation.). On September 24, 2001, Wells Fargo Capital Management, Inc. became the Sub-advisor to AST Money Market Portfolio (formerly AST JPM Money Market Portfolio, sub-advised by J. P. Morgan Investment, Inc.). On December 10, 2001, Fred Alger Management, Inc. resumed management of All-Cap Growth, Strong Capital Management, Inc. became the Sub-advisor to AST Strong International Equity Portfolio (formerly AST AIM International Equity Portfolio, sub-advised by AIM Capital Management, Inc.) and Deutsche Asset Management, Inc. became the Sub-advisor to AST DeAM Small-Cap Growth Portfolio (formerly AST Scudder Small-Cap Growth Portfolio, sub-advised by Zurich Scudder Investments, Inc.).

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker.

--------------------------------------------------------------------------------

In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. For the period ended December 31, 2001, commissions received by ASMI totaled $6,828,506.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 2001, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                               EXPIRATION DECEMBER 31,
                                               --------------------------------------------------------
                                                  AMOUNT         2007           2008           2009
                                               ------------   -----------   ------------   ------------
International Equity.........................  $100,807,480   $        --   $         --   $100,807,480
JanCap Growth................................   621,184,395            --    156,116,090    465,068,305
Balanced.....................................    48,658,122            --     13,319,609     35,338,513
High Yield...................................    83,376,362     3,784,924     17,797,820     61,793,618
Equity Income................................    39,530,300            --             --     39,530,300
PBHG Small-Cap Growth........................   158,264,008            --             --    158,264,008
Global Bond..................................     1,805,921       185,235      1,620,686             --
Neuberger Mid-Cap Growth.....................   270,207,817            --             --    270,207,817

--------------------------------------------------------------------------------

                                                               EXPIRATION DECEMBER 31,
                                               --------------------------------------------------------
                                                  AMOUNT         2007           2008           2009
                                               ------------   -----------   ------------   ------------
Passport.....................................   154,522,032            --     47,048,529    107,473,503
Alliance Growth..............................   134,760,953            --             --    134,760,953
Overseas Growth..............................    93,897,622            --             --     93,897,622
Income & Growth..............................    42,643,863            --      9,602,531     33,041,332
Strategic Balanced...........................     6,031,874            --             --      6,031,874
International Growth (See note 8)............   182,487,961            --             --    182,487,961
Capital Growth...............................   224,359,016            --             --    224,359,016
Realty.......................................     1,866,473     1,391,407             --        475,066
Managed Index 500............................    59,806,425            --             --     59,806,425
DeAM Small-Cap Growth........................   248,944,748            --             --    248,944,748
Global Equity................................     2,128,439            --        102,870      2,025,569
MFS Growth...................................   272,637,819         1,705        992,449    271,643,665
Growth with Income...........................    12,147,738         1,855        303,576     11,842,307
All-Cap Growth...............................   271,136,802            --     62,422,141    208,714,661
Janus Mid-Cap Growth.........................    59,510,068            --        279,129     59,230,939
All-Cap Value................................     1,815,571            --             --      1,815,571
Strategic Value..............................     3,927,079            --             --      3,927,079
Internet.....................................       393,612            --             --        393,612
Bond-Debenture...............................       263,688            --             --        263,688
Japan........................................       956,971            --             --        956,971
Core Value...................................       204,766            --             --        204,766

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the year ended December 31, 2001, were as follows ($ in thousands):

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
International Equity.............................  $       --     $       --     $  778,130    $  813,699
Growth and Income................................          --             --      2,039,237     1,752,756
JanCap Growth....................................          --             --      1,563,968     1,205,190
Mid-Cap Value....................................          --             --      2,109,232     1,995,035
Balanced.........................................      12,575         19,005        387,331       435,757
High Yield.......................................          --             --        347,149       243,686
Asset Allocation.................................          --             --        365,320       391,166
Total Return Bond................................   5,531,260      5,512,846        908,212       572,958
Equity Income....................................      24,198         11,998        257,270       300,866
PBHG Small-Cap Growth............................          --             --        573,272       608,042

--------------------------------------------------------------------------------

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
Global Bond......................................  $   63,026     $   57,097     $  144,211    $  165,917
Neuberger Mid-Cap Growth.........................          --             --        622,677       637,534
Passport.........................................          --             --      1,340,408     1,385,479
Natural Resources................................          --             --         54,951        50,022
Limited Maturity Bond............................   3,327,250      3,317,266        605,391       171,479
Alliance Growth..................................          --             --        497,382       432,116
Overseas Growth..................................          --             --        514,679       579,115
Income & Growth..................................          --             --        230,764       291,168
Strategic Balanced...............................      86,350         83,808        173,623       165,177
International Growth.............................          --             --        922,932       617,405
Gabelli Small-Cap Value..........................          --             --        348,073       222,261
Capital Growth...................................      66,629         66,508        984,567     1,508,120
Realty...........................................          --             --         88,009        73,362
Goldman Sachs Small-Cap Value....................          --             --        657,754       464,767
Managed Index 500................................          --             --        332,092       337,400
DeAM Small-Cap Growth............................      17,212         11,563      1,139,347     1,183,393
Global Equity....................................          --             --         65,287        35,714
MFS Growth.......................................          --             --      3,144,620     1,944,632
Growth with Income...............................          --             --        138,943        91,724
All-Cap Growth...................................          --             --      1,756,241     1,046,239
Janus Mid-Cap Growth.............................          --             --        185,097       133,912
Aggressive Growth................................       4,907          3,707         71,209        30,075
All-Cap Value....................................          --             --        196,620        59,164
Strategic Value..................................          --             --         69,267        34,353
Internet.........................................          --             --          5,061         2,328
Bond-Debenture...................................       5,586          4,811         80,635        26,990
Japan............................................          --             --          7,573         4,364
Growth + Value...................................          --             --         45,014        13,370
Core Value.......................................          --             --         46,166         4,406

At December 31, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                 GROSS            GROSS         NET UNREALIZED
                                                AGGREGATE      UNREALIZED       UNREALIZED       APPRECIATION
                                                   COST       APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                ----------    ------------    --------------    --------------
International Equity..........................  $  417,034      $ 11,004        $ (10,872)        $     132
Growth and Income.............................   1,886,739       126,640         (123,101)            3,539
JanCap Growth.................................   2,240,495       392,071         (172,865)          219,206

--------------------------------------------------------------------------------

                                                                 GROSS            GROSS         NET UNREALIZED
                                                AGGREGATE      UNREALIZED       UNREALIZED       APPRECIATION
                                                   COST       APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                ----------    ------------    --------------    --------------
Mid-Cap Value.................................  $  953,590      $ 67,928        $ (14,788)        $  53,140
Balanced......................................     494,424        30,820          (40,653)           (9,833)
High Yield....................................     642,311        12,191         (142,451)         (130,260)
Asset Allocation..............................     329,431        33,822          (28,425)            5,397
Total Return Bond.............................   2,106,435        23,114          (14,201)            8,913
Equity Income.................................     966,554       127,047          (62,048)           64,999
PBHG Small-Cap Growth.........................     432,165        76,985          (16,053)           60,932
Global Bond...................................     102,806         1,804           (2,331)             (527)
Neuberger Mid-Cap Growth......................     509,849        56,633          (44,694)           11,939
Passport......................................     165,264         5,989           (7,669)           (1,680)
Natural Resources.............................     131,077        15,509          (10,744)            4,765
Limited Maturity Bond.........................     948,634        11,457           (3,655)            7,802
Alliance Growth...............................     481,962        29,518          (55,611)          (26,093)
Overseas Growth...............................     626,603        39,411          (81,001)          (41,590)
Income & Growth...............................     388,572        28,446          (42,199)          (13,753)
Strategic Balanced............................     224,209         9,438          (15,218)           (5,780)
International Growth..........................     525,639        23,453          (27,639)           (4,186)
Gabelli Small-Cap Value.......................     534,525        56,150          (49,345)            6,805
Capital Growth................................   1,131,194       161,546          (40,589)          120,957
Realty........................................     132,778         7,828           (1,911)            5,917
Goldman Sachs Small-Cap Value.................     429,033        34,365          (14,633)           19,732
Managed Index 500.............................     655,420        49,178          (79,792)          (30,614)
DeAM Small-Cap Growth.........................     493,020        20,946          (10,041)           10,905
Global Equity.................................      59,141         2,485           (4,727)           (2,242)
MFS Growth....................................   1,002,366        68,861          (87,856)          (18,995)
Growth with Income............................     111,695         4,343           (9,135)           (4,792)
All-Cap Growth................................     695,752        62,756          (27,862)           34,894
Janus Mid-Cap Growth..........................      79,182         3,573          (10,367)           (6,794)
Aggressive Growth.............................      48,437         3,405           (4,339)             (934)
All-Cap Value.................................     167,232         7,451          (12,112)           (4,661)
Strategic Value...............................      44,799         2,518           (2,042)              476
Internet......................................       3,322           366             (502)             (136)
Bond-Debenture................................      61,753         1,158           (2,130)             (972)
Japan.........................................       6,381            11           (1,564)           (1,553)
Growth + Value................................      33,305         2,230             (884)            1,346
Core Value....................................      46,312         1,816             (964)              852

--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 2001, were as follows:

                                                            BALANCED              TOTAL RETURN BOND
                                                     ----------------------    ------------------------
                                                     NUMBER OF                 NUMBER OF
                                                     CONTRACTS     PREMIUM     CONTRACTS      PREMIUM
                                                     ---------    ---------    ---------    -----------
Balance at beginning of year.......................       --      $      --      2,668      $   844,040
Written............................................    1,319        415,722     15,265       11,104,240
Expired............................................     (616)      (215,874)    (4,855)      (1,902,396)
Exercised..........................................       --             --         --               --
Closed.............................................     (703)      (199,848)    (3,352)      (1,194,869)
                                                       -----      ---------     ------      -----------
Balance at end of year.............................       --      $      --      9,726      $ 8,851,014
                                                       =====      =========     ======      ===========

                                                           LIMITED MATURITY             INTERNET
                                                         ---------------------    ---------------------
                                                         NUMBER OF                NUMBER OF
                                                         CONTRACTS    PREMIUM     CONTRACTS    PREMIUM
                                                         ---------    --------    ---------    --------
Balance at beginning of year...........................      --       $     --        --       $     --
Written................................................     373        228,473       360         41,938
Expired................................................      --             --        --             --
Exercised..............................................      --             --        --             --
Closed.................................................      --             --      (180)       (20,969)
                                                            ---       --------      ----       --------
Balance at end of year.................................     373       $228,473       180       $ 20,969
                                                            ===       ========      ====       ========

At December 31, 2001, Total Return Bond, Limited Maturity Bond, and Internet had sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $200 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement (the "Agreement"). The Agreement was amended on November 13, 2001, in order to increase the amount of the aggregate commitment from $100,000,000. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. At December 31, 2001, there were no borrowings outstanding under the Agreement, by the Trust.

--------------------------------------------------------------------------------

The following table summarizes the borrowings that occurred during the year ended December 31, 2001:

                                                    AVERAGE LOAN            AVERAGE           NUMBER OF DAYS
                                                     OUTSTANDING            INTEREST         LOAN OUTSTANDING
                                             DURING THE BORROWING PERIOD      RATE      DURING THE BORROWING PERIOD
                                             ---------------------------    --------    ---------------------------
Growth and Income..........................          $ 8,000,000             4.000%                  2
Balanced...................................            7,000,000             3.813                   2
Asset Allocation...........................            3,500,000             4.000                   2
Neuberger Mid-Cap Growth...................            7,000,000             3.250                   4
Natural Resources..........................            3,900,000             2.375                   3
Realty.....................................           10,000,000             2.500                   2
Goldman Sachs Small-Cap Value..............            5,000,000             3.400                   5
Managed Index 500..........................           27,285,714             2.864                   7
Global Equity..............................            1,800,000             3.708                   5
Growth with Income.........................            8,187,500             3.192                   8
Bond-Debenture.............................            1,571,429             3.767                   7

8.  ACQUISITION OF PORTFOLIOS

On February 16, 2001, AST MFS Growth Portfolio and AST Alger All-Cap Growth Portfolio acquired the net assets of AST Alger Growth Portfolio and AST Alger Mid-Cap Growth Portfolio, respectively, pursuant to a plan of reorganization approved on February 15, 2001 by the shareholders of the acquired Portfolios. The acquisitions were accomplished by a tax-free exchange of 132,412,204 shares of AST MFS Growth Portfolio for 137,650,752 shares of AST Alger Growth Portfolio, and 135,288,978 shares of AST Alger All-Cap Growth Portfolio for 87,870,014 shares of AST Alger Mid-Cap Growth Portfolio. AST Alger Growth Portfolio's net assets of $1,321,985,420, including $56,423,439 of net unrealized depreciation, were combined with AST MFS Growth Portfolio's net assets of $102,897,252, aggregating net assets of $1,424,882,672 immediately after the acquisition. AST Alger Mid-Cap Growth Portfolio's net assets of $870,331,542, including $12,405,200 of net unrealized depreciation, were combined with AST Alger All-Cap Growth Portfolio's net assets of $205,748,117, aggregating net assets of $1,076,079,659 immediately after the acquisition.

On September 24, 2001, AST American Century International Growth Portfolio acquired the net assets of AST American Century International Growth Portfolio II, pursuant to a plan of reorganization approved on September 12, 2001 by the shareholders of the acquired Portfolio. The acquisition was accomplished by a tax-free exchange of 20,346,155 shares of AST American Century International Growth Portfolio for 36,802,311 shares of AST American Century International Growth Portfolio II. AST American Century International Growth Portfolio II's net assets of $218,517,706, including $39,798,597 of net unrealized depreciation and $78,223,064 of accumulated net realized capital loss on investments (expiring in 2009) were combined with AST American Century International Growth Portfolio's net assets of $246,904,386, aggregating net assets of $465,422,092 immediately after the acquisition.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Skandia Trust (the "Trust") (comprising, respectively, AST Strong International Equity Portfolio (formerly, AST AIM International Equity Portfolio), AST Alliance Growth and Income Portfolio, AST JanCap Growth Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST AIM Balanced Portfolio, AST Federated High Yield Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST PIMCO Total Return Bond Portfolio, AST INVESCO Equity Income Portfolio, AST PBHG Small-Cap Growth Portfolio (formerly, AST Janus Small-Cap Growth Portfolio), AST T. Rowe Price Global Bond Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Founders Passport Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST Alliance Growth Portfolio, AST Janus Overseas Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST American Century International Growth Portfolio, AST Gabelli Small-Cap Value Portfolio, AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Small-Cap Value Portfolio (formerly, AST Lord Abbett Small Cap Value), AST Stanford Bernstein Managed Index 500 Portfolio, AST DeAM Small-Cap Growth Portfolio (formerly, AST Kemper Small-Cap Growth), AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Alger All-Cap Growth Portfolio, AST Janus Mid-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Gabelli All-Cap Value Portfolio, AST Janus Strategic Value Portfolio, AST Kinetics Internet Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Scudder Japan Portfolio, AST Alliance/Bernstein Growth + Value Portfolio, and AST Sanford Bernstein Core Value Portfolio) as of December 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the American Skandia Trust as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

MANAGEMENT OF THE TRUST

Information concerning the Trustees and officers of the Trust is presented below. The address of each Trustee and officer is One Corporate Drive, Shelton, Connecticut 06484.

-----------------------------------------------------------------------------------------------------------------------
NAME, POSITION WITH TRUST          LENGTH OF TIME
AND AGE(1)                         SERVED(2)                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
 John Birch                        Since 4/98                  Senior Vice President and Chief Operating Officer --
 Vice President (51)                                              December 1997 to present
                                                               American Skandia Investment Services, Incorporated
                                                               Executive Vice President and Chief Operating Officer --
                                                                  August 1996 to October 1997
                                                               International Fund Administration
                                                               Bermuda
-----------------------------------------------------------------------------------------------------------------------
 David E. A. Carson                Since 4/92                  Director -- January 2000 to present
 Trustee (67)                                                  Chairman -- January 1999 to December 1999
                                                               Chairman and Chief Executive Officer --
                                                                  January 1998 to December 1998
                                                               President, Chairman and Chief Executive Officer --
                                                                  1983 to December 1997
                                                               People's Bank
-----------------------------------------------------------------------------------------------------------------------
 Richard G. Davy, Jr.              Since 3/95                  Vice President -- June 1997 to present
 Treasurer (53)                                                Controller -- September 1994 to June 1997
                                                               American Skandia Investment Services, Incorporated
-----------------------------------------------------------------------------------------------------------------------
 Wade A. Dokken                    Since 6/01                  President and Chief Executive Officer --
 President (41)                                                   May 2000 to present
                                                               Executive Vice President and Chief Operating Officer --
                                                                  December 1999 to May 2000
                                                               Deputy Chief Executive Officer --
                                                                  December 1997 to December 1999
                                                               Executive Vice President and Chief Marketing Officer --
                                                                  March 1995 to December 1997
                                                               American Skandia, Incorporated
-----------------------------------------------------------------------------------------------------------------------
 Julian A. Lerner                  Since 11/96                 Retired since 1995
 Trustee (77)
                                                               Senior Vice President and Portfolio Manager of AIM
                                                               Charter Fund and AIM Summit Fund from 1986 to 1995
-----------------------------------------------------------------------------------------------------------------------
 Edward P. Macdonald               Since 11/00                 Senior Counsel, Counsel and Senior Associate Counsel --
 Secretary (34)                                                   April 1999 to present
                                                               American Skandia, Incorporated
                                                               Branch Chief, Senior Counsel and Attorney --
                                                                  October 1994 to April 1999
                                                               U.S. Securities and Exchange Commission
-----------------------------------------------------------------------------------------------------------------------
 Thomas M. Mazzaferro*             Since 4/00                  Executive Vice President and Chief Financial Officer --
 Trustee (48)                                                     April 1988 to present
                                                               American Skandia Life Assurance Corporation
-----------------------------------------------------------------------------------------------------------------------

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

-----------------------------------------------------------------------------------------------------------------------
 Thomas M. O'Brien                 Since 4/92                  President and Chief Executive Officer --
 Trustee (51)                                                     May 2000 to present
                                                               Atlantic Bank of New York
                                                               Vice Chairman --
                                                                  January 1997 to April 2000
                                                               North Fork Bank
-----------------------------------------------------------------------------------------------------------------------
 John A. Pileski                   Since 2/01                  Retired since June 2000
 Trustee (62)
                                                               Tax Partner -- KPMG, LLP --
                                                                  January 1995 to June 2000
-----------------------------------------------------------------------------------------------------------------------
 F. Don Schwartz                   Since 4/92                  Management Consultant
 Trustee (66)                                                     April 1985 to present
-----------------------------------------------------------------------------------------------------------------------

(1) The Trustees are responsible for overseeing all 40 Portfolios included in the American Skandia Trust, as well as the 29 Funds in the American Skandia Advisor Funds, Inc. and the 5 Portfolios in the American Skandia Master Trust, all of which are investment companies managed by the Investment Manager.

(2) The term of office for all of the Trustees is indefinite, until his successor is elected.

 * Indicates a Trustee of the Trust who is an "interested person" within the meaning set forth in the Investment Company Act of 1940. Mr. Mazzaferro is deemed "interested" by virtue of his serving as an officer and Director of the Trust's Investment Manager.

The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-SKANDIA (752-6343).

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